UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07912

Old Westbury Funds, Inc.

(Exact name of registrant as specified in charter)

760 Moore Rd.
King of Prussia, PA 19406

(Address of principal executive offices) (Zip code)

Andrew J. McNally
BNY Mellon Investment Servicing (US) Inc.
760 Moore Rd.
King of Prussia, PA 19406

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-607-2200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Old Westbury Funds, Inc.

Annual Report

October 31, 2015

BESSEMER INVESTMENT MANAGEMENT LLC

Investment Adviser

Old Westbury Funds, Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

This Page Intentionally Left Blank

Old Westbury Funds, Inc.
A Letter From the President (Unaudited)

Dear Shareholders:

By and large, financial markets seemed to drift indecisively for much of the fiscal year. Notable exceptions were commodities and emerging markets, which trended sharply lower, and the U.S. dollar, which surged higher. Oil prices fell in response to rising global supplies and worries about a China slowdown, while other commodities followed oil to new lows. Further, diverging global interest-rate-policy expectations placed additional pressure on commodity markets as the dollar strengthened in response. Chinese stocks created some alarm as they began to fall precipitously in the summer, and a subsequent surprise 3% devaluation of the Chinese renminbi and weak manufacturing reports did not help matters.

Central bank actions remained at the forefront of investor minds for the entire fiscal year. The U.S. Federal Reserve (the “Fed”) put rate increases on hold throughout the year, though expectations rose for a September 2015 hike. Citing concern over developments outside the U.S., among other factors, the Fed left rates unchanged, disappointing markets. Meanwhile, the European Central Bank (ECB) and Bank of Japan maintained accommodative monetary stances, and both reiterated their willingness to ease further to support their respective economies, if inflation or growth trends were to worsen. China’s central bank, along with the Chinese government, continued to respond to a slowdown in economic growth with policies designed to make its financial systems more market-friendly, stimulate growth, and soften the transition to a consumption-driven economy.

The U.S. economy was again a bright spot in the year against a more muted backdrop for global economic growth. The labor market improved, as the unemployment rate fell to the 5% level, resulting from considerable job creation. Consumer sentiment remained positive, which manifested in higher retail sales, and vehicle sales were particularly strong. The manufacturing sector, however, slowed due to the stronger U.S. dollar, the slowdown in China, and the downturn in commodities prices.

Europe continued to struggle with low economic growth, though some underlying trends began to improve. The lending environment turned positive to some degree, as loans to households and non-financial companies began to show year-over-year improvement. The recovery in lending helped support the European consumer, propelling sentiment and retail sales higher. In Japan, the success of fiscal, monetary, and structural reform measures implemented by Prime Minister Abe has been mixed. While there has been an uptick in some economic data, like growth in the labor market, other data point to a still-fragile economy. Japanese wage growth remains lackluster, and capital expenditures from businesses are showing little improvement.

Emerging markets (EM) around the world continued to face challenging conditions. Lower energy prices hurt many countries dependent on oil exports. As expectations grew that the Fed would finally raise interest rates, investors worried that higher U.S. rates would make EM assets less attractive after accounting for risk. Many emerging countries grappled with high inflation (Argentina, Russia, Brazil) as well as a host of country-specific issues.

In this environment, our portfolio results varied. During a flat year for global large cap stocks, the strongest outperformance came from the Old Westbury Large Cap Strategies Fund thanks to good stock selection and exposure to U.S. companies. The Old Westbury Large Cap Core Fund, however, underperformed its benchmark due to stock selection in the industrial, information technology, and healthcare sectors. Smaller capitalization stocks fared better than global stocks overall, and the Old Westbury Small & Mid Cap Fund posted solid outperformance relative to its benchmark as a result of strong stock selection. The Old Westbury Fixed Income Fund underperformed, mainly due to an underweight position in bonds with a three- to five-year duration. The Old Westbury Municipal Bond Fund slightly underperformed; the Fund’s high-quality positioning was a detractor as lower-quality bonds generally performed well. Finally, the Old Westbury Strategic Opportunities Fund outperformed its primary benchmark. Contributors included quantitative equities, global corporate credit, non-agency mortgage-backed securities, and convertible bonds.

During the fiscal year, the Advisor, Bessemer Investment Management, LLC made several key changes. It added a new “Commodity Alpha” sleeve within the Old Westbury Strategic Opportunities Fund. Also in this Fund, the Advisor initiated positions in Master Limited Partnerships (MLPs) and energy infrastructure companies through sub-advisor TPH Asset Management, LLC. Finally, we instituted separate non-U.S. and U.S. sleeves for the Large Cap Core Fund, and established benchmarks for each respective sleeve.

At year-end, we remain committed to the Advisor’s longstanding investment approach, characterized by independent research, a global orientation, and long-term perspective. We believe these disciplines will continue to reap competitive long-term results for shareholders and position the Advisor to fulfill the central mandate of participating in strong market environments while preserving capital during difficult ones.

Sincerely,

David W. Rossmiller
President
Old Westbury Funds, Inc.

2

Old Westbury Funds, Inc.
Large Cap Core Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Large Cap Core Fund (the “Fund”) for the fiscal year ended October 31, 2015 was -1.70%. In comparison, the return of the S&P Global LargeCap Index (Net) (the “Index”) was -0.52%.

The Fund’s results were held back by stock selection in the industrial (8.39% of the Fund as of October 31, 2015), healthcare (12.39%), and information technology (16.03%) sectors. Stocks that experienced the largest declines included Community Health Systems, a U.S.-based operator of acute care hospitals (0.78%) which experienced weakness due to concerns over implementation of the Affordable Care Act. TIM Participacoes, a Brazilian telecommunications company (sold), declined significantly as consumer trends deteriorated, and the Brazilian currency, the real, weakened considerably against the U.S. dollar. Also, Teradata, a provider of enterprise big data analytics and services (sold) declined due to unfavorable developments in customer buying patterns.

The most significant positive contributors to the Fund’s relative performance during the year were an underweight position in the energy sector (4.60%), along with some positive stock selection in the sector; an underweight position in the materials sector (1.41%), along with some positive stock selection; and an overweight to the consumer discretionary sector (15.92%). Positive contributors included Aetna, a U.S. health insurer (1.40%) that has benefited from strong pricing and a successful acquisition integration, and Avago, a U.S. specialty semiconductor company that has also implemented a successful acquisition strategy, and where growth trends are strong. Nike (1.95%) posted strong results as consumers continue to shift to wearing sportswear. Finally, Raytheon (3.07%) benefitted from an improved outlook for defense spending.

At fiscal year-end, the Fund maintained overweight positions in consumer discretionary, utilities, and technology; these overweights were largely the result of specific stock positions. The Fund maintained underweight positions in financials, energy, and materials; the positions were due to a general caution over commodity prices along with stock-specific rationales. The Fund continues to be overweight U.S. stocks (57.53%) versus non-U.S. stocks (37.01%; the remainder was cash). Within non-U.S. stocks, the Fund is overweight Europe and Japan, and underweight emerging markets.

3

Old Westbury Funds, Inc.
Large Cap Core Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY SECTOR*

Sector:
Banks	9.3%
Consumer Discretionary	17.0
Consumer Staples	10.2
Diversified Financials	5.9
Energy	4.6
Health Care	12.4
Industrials	7.3
Information Technology	16.1
Insurance	2.4
Materials	1.4
Real Estate	1.0
Telecommunication Services	2.1
Utilities	5.0
Other**	5.3
100.0%

*	Stated as a percentage of net assets.
**	Includes cash and equivalents, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
4

Old Westbury Funds, Inc.
Large Cap Core Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

Average Annual Total Returns

For the Period Ended October 31, 2015

Large Cap Core Fund
One Year	(1.70)%
Five Year	6.04%
Ten Year	3.07%

S&P Global LargeCap Index (Net)
One Year	(0.52)%
Five Year	7.45%
Ten Year	5.47%

On November 16, 2011, the Fund changed its name to Large Cap Core Fund (formerly U.S. Large Cap Fund) as part of a series of changes to the overall investment focus and strategies of the Fund. Prior to October 2, 2008, the Fund was named the Large Cap Equity Fund and operated under a different investment strategy. Prior to February 16, 2004, the Fund was named the Core Equities Fund and operated under a different investment strategy. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2017, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding acquired fund fees, at 1.00%, as disclosed in the Funds’ prospectus dated April 2, 2015. The expense ratio, prior to fee waivers and including acquired Fund fees (if any), is stated in the prospectus as 1.04%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2015 can be found in the Financial Highlights.

The chart above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The S&P Global LargeCap Index (Net) also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The S&P Global LargeCap Index (Net) is unmanaged. Investments cannot be made directly in an index.

Investments made in foreign and emerging country securities may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

5

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Large Cap Strategies Fund (the “Fund”) for the fiscal year ended October 31, 2015 was 2.01%. In comparison, the return of the S&P Global LargeCap Index (Net) (“the Index”) was -0.52%.

During the fiscal year, two of the Fund’s main components outperformed the Index, while two underperformed. Outperformers were Bessemer Investment Management LLC’s (“Bessemer”) Large Cap Global component (56.29% of the Fund as of October 31, 2015), which targets companies with sustainable competitive advantages and high returns on capital, and growth manager Sands Capital Management LLC (15.74%). Emerging markets manager Harding Loevner LP (2.60%) underperformed the Index. Bessemer’s Large Cap U.S. component (25.38%) underperformed the Index.

Stocks that contributed the most to relative performance were not top ten holdings. Two were held by Bessemer Large Cap Global. The first was Kraft Heinz, a global food company (1.23%) which was acquired. The second, Japanese consulting company Nomura Research Institute (1.04%), posted strong results as demand accelerated for its products and services; weakness in the yen versus the U.S. dollar. The third largest contributor, held by Bessemer Large Cap U.S., was automotive parts retailer AutoZone. (1.07%), which benefitted from continued strong demand for auto-related products.

Stocks that detracted from relative performance were also not top ten holdings. Schlumberger, the world’s largest oilfield services company (1.78%), and owned by both Bessemer Large Cap Global and Sands Capital for most of the year, saw a significant price decline as the deterioration in energy prices impacted the sector. Not owning Amazon for the majority of the year also hurt relative results, given Amazon’s considerable appreciation. Finally, apparel retailer Gap (0.64%), owned by Bessemer Large Cap U.S., experienced significant weakness as underlying trends in its business softened.

At fiscal year-end, the Fund was overweight the following sectors: consumer discretionary (14.62% versus the Index’s 11.77%), consumer staples (11.92% versus 10.78%), healthcare (15.12% versus 13.14%), industrials (11.15% versus 9.80%), and information technology (19.28% versus 15.26%). The Fund was underweight the following sectors: energy (3.31% versus the Index’s 7.07%), financials (15.47% versus 21.53%), materials (2.45% versus 3.73%), telecommunications (1.30% versus 4.12%), and utilities (0.25% versus 2.80%).

The Fund held a significant overweight to the U.S. (+4.0% as of 10/31/15), given the country’s improving economy and strengthening currency, combined with U.S. companies’ greater focus on economic value creation than companies in other global regions. At fiscal year-end, the Fund was underweight developed Europe, in-line with the benchmark in Japan, and slightly underweight emerging markets.

6

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Country:
Argentina	0.2%
Belgium	0.3
Brazil	0.3
Canada	1.1
Chile	0.0	***
China	2.1
Columbia	0.0	***
Czech Republic	0.0	***
Denmark	0.6
Egypt	0.0	***
Finland	2.2
France	1.5
Georgia	0.0	***
Germany	0.6
Hong Kong	1.4
Hungary	0.0	***
India	2.0
Indonesia	0.1
Japan	3.4
Luxembourg	0.0	***
Mexico	0.2
Netherlands	2.9
Peru	0.0	***
Poland	0.0	***
Russia	0.1
Singapore	0.5
South Africa	0.6
South Korea	0.1
Sweden	2.2
Switzerland	2.5
Taiwan	0.3
Thailand	0.7
Turkey	0.1
United Arab Emirates	0.0	***
United Kingdom	2.0
United States	53.7
Other**	18.3
	100.0%

*	Stated as a percentage of net assets.
**	Includes cash and equivalents, investment company, preferred stocks, participation notes, rights/warrants, exchange traded funds, U.S. government agencies, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
***	Represents less than 0.1% of net assets.
7

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns

For the Period Ended October 31, 2015

Large Cap Strategies Fund
One Year	2.01%
Five Year	6.72%
Ten Year	4.63%

S&P Global LargeCap Index (Net)
One Year	(0.52)%
Five Year	7.45%
Ten Year	5.47%

On November 16, 2011, the Fund changed its name to Large Cap Strategies Fund (formerly Non-U.S. Large Cap Fund) as part of a series of changes to the overall investment focus and strategies of the Fund. Prior to July 28, 2008, the Fund was named the International Fund and operated under a different investment strategy. The prior performance shown represents performance of the Fund’s prior strategy to invest in a diversified portfolio of foreign companies located outside of the U.S., at least 85% of which were listed on recognized foreign securities exchanges. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

8

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The Adviser has contractually committed through October 31, 2017, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding acquired fund fees, at 1.15% (current net operating expense is 1.11%), as disclosed in the Funds’ prospectus dated April 2, 2015. The expense ratio, prior to fee waivers and including acquired Fund fees (if any), is stated in the prospectus as 1.14%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2015 can be found in the Financial Highlights.

The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The S&P Global LargeCap Index (Net) also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The S&P Global LargeCap Index (Net) is unmanaged. Investments cannot be made directly in an index.

Investments made in foreign and emerging country securities may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

9

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Global Small & Mid Cap Fund (the “Fund”) for the fiscal year ended October 31, 2015 was 2.89%. In comparison, the return of the S&P Global MidSmallCap Index (Net) (the “Index”) was 1.49%.

Relative to the Index, strong outperformance came from the Bessemer Investment Management LLC’s mid cap segment (37.95%) of the Fund as of October 31, 2015). Small cap stocks in developed and emerging markets managed by London-based Mondrian Investment Partners Limited (14.10%) modestly underperformed. Global small cap stocks managed by Texas-based Dimensional Fund Advisors LP (19.87%) slightly outperformed. Small and mid cap stocks managed by Vermont-based Champlain Investment Partners LLC (15.83%) slightly underperformed.

The Fund benefited from excellent stock selection in the information technology and consumer discretionary sectors. In technology, strong performers included Vantiv (4.38%), a U.S. electronic payment processing and servicer provider, whose strong core transactions growth and financial results exceeded expectations. CoreLogic (3.84%), a consumer and financial services information provider, also performed well thanks to rebounding mortgage volumes and successful cost cutting. In the consumer discretionary sector, Advance Auto Parts (4.48%), an automotive aftermarket retailer, posted strong returns as it benefitted from accelerating industry growth along with significant accretion from a recent major acquisition. Snap-On Incorporated (4.03%), a leading professional auto and industrial tools marketer and manufacturer, exhibited consistent growth, leading to multiple expansion. From a sector allocation perspective, the Fund benefited from an overweight position in information technology and underweight positions in energy and materials.

Two sectors detracted: the Fund was overweight the underperforming industrials sector, and underweight the outperforming financials sector. Stocks that were challenged included Flowserve, an industrial pump and valve manufacturer (1.83%) which experienced weaker than expected new order volume as a result of meaningful exposure to energy markets. Also, Generac Holdings, a manufacturer of fixed and portable generators (sold), faced a lack of power outages and a decline in some industrial end market demand. Finally, NetApp, an enterprise storage technology company (sold), struggled with price deflation, obsolescence risk, and aggressive competition which led to management turnover and disappointing earnings.

At fiscal year-end, the Fund was overweight the industrial sector, which contains an abundance of small and mid cap companies with strong business models and healthy balance sheets. The Fund was underweight REITs within the financial sector, because of significant financial leverage and risk from rising interest rates.

The Fund was regionally overweight the U.S. market (53.20%) thanks to the country’s low interest rates, reasonable valuations, and promising earnings outlook. Conversely, the Fund was underweight emerging markets (4.97%).

10

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Australia	1.6%
Austria	0.2
Bahamas	0.0	***
Belgium	0.6
Bermuda	1.1
Brazil	0.5
Cambodia	0.0	***
Canada	1.8
Cayman Islands	0.0	***
Chile	0.0	***
China	1.0
Denmark	0.6
Faeroe Islands	0.0	***
Finland	0.5
France	2.7
Georgia	0.0	***
Germany	3.0
Gibraltar	0.0	***
Greece	0.0	***
Guernsey	0.0	***
Hong Kong	1.1
Hungary	0.0	***
India	1.3
Indonesia	0.3
Ireland	0.8
Israel	1.7
Italy	0.9
Japan	8.4
Jersey Channel Islands	0.0	***
Luxembourg	0.2
Malaysia	0.4
Malta	0.0	***
Martinique	0.0	***
Mexico	0.4
Mongolia	0.0	***
Netherlands	0.8
New Zealand	0.5
Norway	0.1
Peru	0.1
Philippines	0.2
Poland	0.1
Portugal	0.1
Qatar	0.0	***
Singapore	1.3
South Africa	0.5
South Korea	0.9
Spain	0.9
Sweden	0.8
Switzerland	1.4
Taiwan	0.7
Thailand	0.2
Turkey	0.1
Ukraine	0.0	***
United Arab Emirates	0.1
United Kingdom	5.9
United States	50.0
Other**	6.2
	100.0%

*	Stated as a percentage of net assets.
**	Includes cash and equivalents, exchange traded funds, rights/warrants, U.S. Government agencies, investment companies, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
***	Represents less than 0.1% of net assets.
11

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns

For the Period Ended October 31, 2015

Small & Mid Cap Fund
One Year	2.89%
Five Year	8.56%
Ten Year	9.16%

S&P Global MidSmallCap Index (Net)
One Year	1.49%
Five Year	8.39%
Ten Year	6.95%

Prior to October 2, 2008, the Fund was named Global Small Cap Fund and operated under a different investment strategy. The prior performance shown represents performance of the Fund’s prior strategy to invest at least 80% of its net assets plus any borrowings for investment purposes in securities of small-capitalization companies. Effective January 1, 2014, the Board approved changes to the Fund’s name (formerly Global Small & Mid Cap Fund), and investment strategies. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2017, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding acquired fund fees, at 1.11%, as disclosed in the Funds’ prospectus dated April 2, 2015. The expense ratio, prior to fee waivers and including acquired Fund fees (if any), is stated in the prospectus as 1.18%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2015 can be found in the Financial Highlights.

12

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The chart shown on the previous page illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The S&P Global MidSmallCap Index (Net) also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The S&P Global MidSmallCap Index (Net) is unmanaged. Investments cannot be made directly in an index.

Investments made in small-capitalization and mid-capitalization companies are subject to greater volatility and less liquidity compared to investments made in larger more established companies. Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

13

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Strategic Opportunities Fund (the “Fund”) for the fiscal year ended October 31, 2015 was 0.90%. In comparison, the return of the Fund’s primary benchmark the S&P Global Broad Market Index (Net) was 0.10% and the Fund’s secondary benchmark (60% S&P Global Broad Market Index (Net) and 40% BofA Merrill Lynch 1-10 Year AAA-A U.S Corporate & Government Index (Net) was 1.14%.

During the fiscal year, the Fund’s derivative strategies (45.68% of the Fund as of October 31, 2015) were ahead of the primary benchmark, mainly due to outperformance in European and Japanese equities. The Fund’s derivatives structures tend to perform well when financial markets are choppy, and this type of environment persisted for much of the year.

Other segments of the Fund that outperformed the primary benchmark included Bessemer Investment Management LLC’s (“Bessemer”) quantitative equities (13.85%), global corporate credit (2.68%, managed by sub-advisor Muzinich & Co., Inc.), non-agency mortgage-backed securities (16.79%, managed by sub-advisor BlackRock Financial Management, Inc.), and convertible bonds (5.25%). In quantitative equities, results were driven by strong stock selection, an overweight Japan position, and strength in dividend-paying growth stocks. Global corporate credit benefitted from the European Central Bank’s easy monetary policy, which has supported European high yield bonds. Finally, an improving housing market has boosted results in non-agency mortgage-backed securities.

Segments of the Fund that underperformed the primary benchmark included global government bonds (3.51%, managed by sub-advisor Franklin Advisers, Inc.) and Bessemer’s commodity alpha (1.51%). Global government bonds strongly underperformed due to weakness in emerging market currencies. Commodity alpha only slightly underperformed despite significant weakness in commodities, offset by strength in relative value trades.

The Fund’s primary benchmark consists of global equities, and the Fund’s secondary benchmark consists of equities and U.S. treasuries. Relative to the benchmarks, therefore, at year-end, the Fund was overweight convertible bonds, non-agency mortgage-backed securities, global government bonds, global corporate credit, and closed-end credit funds. The investment team views each of these asset classes as having a better risk-adjusted return profile than U.S. treasuries. The Fund does not own any U.S. treasuries, as this asset class does not currently fit the Fund’s criteria established for all investments: equity-like returns, facing a market dislocation, and upside potential greater than downside risk (positive asymmetry).

At year-end, the Fund had 68.13% of its assets in the U.S., 15.19% in developed Europe, 5.61% in Japan, and 10.79% in emerging markets. The Fund maintains significant exposure to the U.S. dollar, representing 88.12% of the Fund compared to 52.10% for the primary benchmark and 71.26% for the secondary benchmark.

Weights to various strategies within the Fund remained fairly steady throughout the year. A position in commodity alpha was initiated in May 2015 and a position in Master Limited Partnerships, via sub-advisor TPH Asset Management LLC, was initiated in late July 2015.

The recent weakness in high yield bonds is providing the Fund with an opportunity to add to credit closed-end funds trading at a significant discount to their net asset values (NAV). We believe a key item to watch in 2016 will be the Fed’s rate hike cycle. If the Fed raises policy rates too much and too quickly — ultimately causing the yield curve to invert —the Fund stands ready to take a more cautious stance on equities, with the concern that the current business cycle upturn may come to an end.

14

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Country:
Australia	0.0%
Austria	0.0	***
Belgium	0.1
Bermuda	0.5
Brazil	0.3
Bulgaria	0.0	***
Canada	0.2
Cayman Islands	2.3
China	0.2
Croatia (Hrvatska)	0.0	***
Czech Republic	0.0	***
Egypt	0.0	***
Finland	0.1
France	0.2
Germany	0.3
Guernsey	0.0	***
Hong Kong	0.5
Hungary	0.2
India	0.0	***
Indonesia	0.2
Ireland	0.4
Israel	0.0	***
Italy	0.1
Japan	1.4
Jersey Channel Islands	0.0	***
Luxembourg	0.5
Malaysia	0.6
Mexico	0.7
Monaco	0.0	***
Netherlands	0.6
New Zealand	0.0	***
Norway	0.1
Pakistan	0.0	***
Philippines	0.1
Poland	0.2
Portugal	0.1
Puerto Rico	0.0	***
Serbia	0.1
Singapore	0.3
Slovenia	0.1
South Africa	0.0	***
South Korea	0.9
Spain	0.1
Sri Lanka	0.0	***
Sweden	0.0	***
Switzerland	0.2
Taiwan	0.3
Thailand	0.0	***
Turkey	0.0	***
Ukraine	0.2
United Kingdom	0.5
United States	86.9
Other**	0.5
	100.0%

*	Stated as a percentage of net assets.
**	Includes cash and equivalents, closed-end funds, exchange traded funds, purchased or written options, futures, swap agreements, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
***	Represents less than 0.1% of net assets.
15

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns

For the Period Ended October 31, 2015

Strategic Opportunities Fund
One Year	0.90%
Five Year	5.07%
Since Inception (November 28, 2007)	1.79%

S&P Global Broad Market Index (Net)
One Year	0.10%
Five Year	7.74%
November 28, 2007 to October 31, 2015	2.76%

Blended Index (Net)
One Year	1.14%
Five Year	5.72%
November 28, 2007 to October 31, 2015	3.50%

Effective January 1, 2014, the Board approved changes to the Fund’s name (formerly Global Opportunities Fund), investment strategies and primary benchmark. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

16

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The Adviser has contractually committed through October 31, 2017, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding acquired fund fees, at 1.20%, as disclosed in the Funds’ prospectus dated April 2, 2015. The expense ratio, prior to fee waivers and including acquired Fund fees (if any), is stated in the prospectus as 1.30%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2015 can be found in the Financial Highlights.

The chart on the previous page illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The Fund compares its performance to its primary benchmark, the S&P Global Broad Market Index (Net) and a secondary blended benchmark, consisting of a 60% weighting in the S&P Global Broad Market Index (Net) and a 40% weighting in the Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index (Net) (the “Blended Index”). The S&P Global Broad Market Index (Net) and the Blended Index (Net) also include the reinvestment of distributions but do not include fees and expenses associated with an investment in the Fund. The S&P Global Broad Market Index (Net) and the Blended Index (Net) are unmanaged. Investments cannot be made directly in an index.

Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility. The Fund may invest in instruments that are volatile, speculative or otherwise risky. The Fund is non-diversified, meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

17

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited)

The Old Westbury Fixed Income Fund (the “Fund”) returned 1.06% for the fiscal year ended October 31, 2015. In comparison, the return of the Bank of America Merrill Lynch U.S. Corporate & Government 1-10 Years AAA-A US Corporate & Government Index (the “Index”) was 2.13%.

In the U.S., short-term interest rates rose slightly during the fiscal year, while longer-term rates dipped (termed a “flattening” of the yield curve). Strength in the U.S. economy, particularly an improvement in labor markets, was a driver of short-term yields, along with expectations for a rate increase from the Federal Reserve; Fed officials repeatedly communicated their comfort with implementing a hike by year end. Longer-term yields were impacted by additional factors, including inflation expectations, global bond market yields, fund flows, lower commodity prices, geopolitical tensions, and record-setting corporate debt issuance. Some of these forces had diverging impacts on yields. For example, a stronger labor market implies higher inflation, and therefore higher long-term rates. However, lower commodity prices are disinflationary. These opposing forces resulted in a fairly tight trading range for longer-term rates.

The Fund maintained a “barbell” structure throughout the year, meaning it was underweight bonds with intermediate maturities, and overweight bonds with shorter and longer-term maturities. The overweight to longer-term maturities helped performance, as did an overweight to corporate bonds — those rated single-A-or-better outperformed Treasuries on a total-return basis, most significantly in the shorter end of the curve, where the Fund’s corporate exposure is concentrated. Also, the roll-down benefit (lower yield as a bond ages) in the two and three-year part of the yield curve helped due to the Fund’s overweight in this segment. The Fund’s underweight position in bonds with intermediate-term duration (three to five years) was a detractor, however.

During the year, the Fund increased duration to be more closely aligned with the Index, while maintaining a barbell structure. This was accomplished by reducing an overweight position in bonds with 0-3 years duration, and initiating an overweight position in bonds with duration greater than 5 years. The Fund maintained a significant underweight position in intermediate duration bonds. Additionally, while the Fund remains overweight corporate bonds, the team gradually reduced the overweight as the credit cycle began to show signs of maturity. Of note, the overall duration of the Fund’s corporate exposure (1.58 years) is significantly lower than the duration of the Index’s corporate exposure (4.06 years). The credit quality of the Fund’s holdings did not change materially during the year.

At fiscal year end, the Fund maintained its barbell positioning. Credit represented approximately 49% of the market value of the Fund, including an allocation to high-quality asset-backed securities. Credit exposure is limited to investment-grade securities, with an emphasis on liquid, shorter-duration bonds. In the coming months, the team will closely watch developments in the U.S. and global economy that may drive changes in interest rates and the yield curve. On the credit side, in addition to general changes in the economy, the team will monitor corporate earnings and credit measures, spread movements, and the new-issue market.

18

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO ASSET ALLOCATION*

U.S. Government Agencies and Securities	46.1%
Corporate Bonds	41.5
Municipal Bonds	4.0
Government Bonds	0.3
Asset Backed Securities	6.9
Collateralized Mortgage Obligations	0.4
Other**	0.8
100.0%

*	Stated as a percentage of net assets.
**	Includes cash and equivalents, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
19

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns

For the Period Ended October 31, 2015

Fixed Income Fund
One Year	1.06%
Five Year	1.39%
Ten Year	3.99%

Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index
One Year	2.13%
Five Year	2.15%
Ten Year	3.98%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursement and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2017, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, at 0.70% (current net operating expense ratio is 0.64%), as disclosed in the Funds’ prospectus dated April 2, 2015. The expense ratio, prior to fee waivers and including acquired Fund fees (if any), is stated in the prospectus as 0.75%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2015 can be found in the Financial Highlights.

20

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index is unmanaged. Investments cannot be made directly in an index.

The Fund is subject to risks such as credit, prepayment and interest rate risk associated with the underlying bond holdings in the Fund. The value of the Fund can decline as interest rates rise and an investor can lose principal.

21

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Municipal Bond Fund (the “Fund”) for the fiscal year ended October 31, 2015 was 1.51%. In comparison, the return of the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index (the “Index”) was 2.04% and the return of the Fund’s other index, the Lipper Short-Intermediate Municipal Debt Funds Index was 0.97%.

U.S. economic growth was not robust, but remained strong enough to keep the market focused on the Federal Reserve and the possibility of a rate hike. While the Federal Reserve did not take action during the fiscal year, prospects of a rate increase did influence the municipal yield curve where shorter/intermediate yields rose and caused this portion of the yield curve to underperform. Yield spreads between long and short term municipal bonds narrowed; the greatest relative movement was evidenced in the two- and three- year area of the municipal yield curve.

Municipal tax receipts were stronger than generally expected and reflected underlying growth in the economy. However, the improvement in revenues will likely be tempered by rising expenses associated with deferred infrastructure needs and rising pension expenses. The Commonwealth of Puerto Rico cast a shadow over the municipal market as prospects of a default grew. With approximately $72 billion in debt outstanding, a default by the Commonwealth and its agencies would represent the largest of its kind in municipal market history. Despite the disruption this would cause to investors, we view the Commonwealth’s financial situation as largely unique and unlikely to trigger similar events on the U.S. mainland. However, large defaults often cause investors to reassess their needs for risk and reward, and may lead to a widening of credit spreads as the demand for risk slackens.

The Fund held a barbelled maturity structure which underweighted the middle three- to six- year maturity range. This structure proved beneficial when shorter/intermediate maturities experienced relative underperformance due to the compression of yield spreads between long and short term maturities. The Fund was positioned with a lower average duration (or price sensitivity) than the Index, which helped performance as the general trend in rates (for the portion of the curve where the Fund invests) was higher. The yield difference (or spread) between the highest Aaa rated securities and the lowest investment grade Baa rated bonds narrowed modestly over the course of the year. This caused lower quality bonds to outperform and placed a slight drag on the Fund’s performance, as the Fund is positioned with a higher quality bias.

The Fund made many small changes to duration and term structure over the course of the year. However, tactical changes were generally reflective of our base case scenario for the Federal Reserve to increase short-term rates, which we projected would push yields higher throughout the yield curve. We also projected that rates on shorter maturities would increase at a greater rate than on longer maturities. The Fund also continued to maintain a bias towards higher quality securities. Unlike corporate bonds, where credit spreads widened over the past year, municipal spreads remained fairly narrow. We believe that credit spreads in the municipal sector are vulnerable to some spread widening.

We expect the Federal Reserve to increase its short-term fed funds rate approximately four times in the coming year. However, we also acknowledge that future monetary action will be contingent on changes in the economy and expectations for inflation. Assuming our current projection stands, we believe the municipal yield curve will continue to flatten as the year progresses; this assumes the Federal Reserve will raise rates and inflation will move only modestly higher. Therefore, we will continue to position the portfolio in a barbell type maturity structure with higher exposures in both shorter (one- to two-year) and longer (seven- to 10-year) bonds. While we project that all interest rates will increase, we also anticipate that increases on longer maturities will be muted by limited growth in inflation.

We intend to maintain a higher quality portfolio for three reasons: first, it has been our experience that municipal credit spreads have a tendency to widen when interest rates initially go higher; second, we project that credit spreads may widen based on a Puerto Rico default; third, we believe there is greater relative value in lower quality corporate debt versus similarly rated municipal securities.

22

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY STATE*

States:
Alabama	1.4%
Alaska	0.0	***
Arizona	1.3
Arkansas	0.1
California	4.9
Colorado	0.9
Connecticut	2.6
District of Columbia	0.5
Florida	2.7
Georgia	2.1
Hawaii	1.0
Idaho	0.1
Illinois	1.6
Indiana	1.5
Iowa	0.2
Kansas	0.5
Kentucky	0.9
Louisiana	0.3
Maine	0.9
Maryland	0.4
Massachusetts	6.2
Michigan	2.0
Minnesota	1.6
Mississippi	0.4
Missouri	1.4
Nevada	0.3
New Hampshire	0.2
New Jersey	5.3
New Mexico	0.7
New York	26.9
North Carolina	2.5
Ohio	3.2
Oklahoma	0.9
Oregon	0.5
Rhode Island	0.3
South Carolina	0.9
Tennessee	0.1
Texas	12.6
Utah	0.3
Virginia	3.1
Washington	3.3
West Virginia	0.0	***
Wisconsin	1.2
Other**	2.2
	100.0%

*	Stated as a percentage of net assets.
**	Includes cash and equivalents, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
***	Represents less than 0.1% of net assets.
23

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns

For the Period Ended October 31, 2015

Municipal Bond Fund
One Year	1.51%
Five Year	1.64%
Ten Year	3.38%

Bank of America Merrill Lynch 1-12 Year Municipal Bond Index
One Year	2.04%
Five Year	2.99%
Ten Year	4.14%

Lipper Short-Intermediate Municipal Debt Funds Index
One Year	0.97%
Five Year	2.09%
Ten Year	3.04%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

24

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The Adviser has contractually committed through October 31, 2017, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding acquired fund fees, at 0.70% (current net operating expense ratio is 0.60%), as disclosed in the Funds’ prospectus dated April 2, 2015. The expense ratio, prior to fee waivers and including acquired Fund fees (if any), is stated in the prospectus as 0.70%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2015 can be found in the Financial Highlights.

The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The Bank of America Merrill Lynch 1-12 Year Municipal Bond Index and Lipper Short-Intermediate Municipal Debt Funds Index also include the reinvestment of distributions but do not include fees and expenses associated with an investment in the Fund. The Bank of America Merrill Lynch 1-12 Year Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds Index are unmanaged. Investments cannot be made directly in an index.

Municipal securities held by the Fund may be adversely affected by local political and economic factors. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

25

This Page Intentionally Left Blank

26

Old Westbury Funds, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Period Ended October 31, 2015

As a shareholder of Old Westbury Funds, Inc., you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Actual	Actual	Actual	Actual
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/15	10/31/15	5/1/15-10/31/15	5/1/15-10/31/15**
Large Cap Core Fund	$1,000.00	$931.10	$4.92	1.01%
Large Cap Strategies Fund	1,000.00	970.90	5.51	1.11%
Small & Mid Cap Fund	1,000.00	974.70	5.52	1.11%
Strategic Opportunities Fund	1,000.00	968.40	5.95	1.20%
Fixed Income Fund	1,000.00	1,000.20	3.23	0.64%
Municipal Bond Fund	1,000.00	1,011.70	3.04	0.60%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184/365 to reflect the one-half year period.
**	Expense ratios are annualized and reflect existing expense waivers/reimbursements.
27

Old Westbury Funds, Inc.
Disclosure of Fund Expenses (Unaudited) - (Continued)
For the Period Ended October 31, 2015

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Hypothetical	Hypothetical	Hypothetical	Hypothetical
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/15	10/31/15	5/1/15-10/31/15	5/1/15-10/31/15**
Large Cap Core Fund	$1,000.00	$1,020.11	$5.14	1.01%
Large Cap Strategies Fund	1,000.00	1,019.61	5.65	1.11%
Small & Mid Cap Fund	1,000.00	1,019.61	5.65	1.11%
Strategic Opportunities Fund	1,000.00	1,019.16	6.11	1.20%
Fixed Income Fund	1,000.00	1,021.98	3.26	0.64%
Municipal Bond Fund	1,000.00	1,022.18	3.06	0.60%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184/365 to reflect the one-half year period.
**	Expense ratios are annualized and reflect existing expense waivers/reimbursements.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, these tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28

Old Westbury Funds, Inc.
Large Cap Core Fund
Portfolio of Investments	October 31, 2015

Shares		Value
COMMON STOCKS — 94.7%
Banks — 9.3%
606,380	BNP Paribas SA - ADR	$18,427,888
307,225	Citigroup, Inc.	16,335,153
350,650	DBS Group Holdings Ltd. – ADR	17,146,785
455,115	HSBC Holdings Plc - ADR	17,781,343
1,519,295	KeyCorp.	18,869,644
400,645	Morgan Stanley	13,209,266
1,290,230	Siam Commercial Bank Public Co. Ltd.(e)	4,842,784
		106,612,863
Consumer Discretionary — 17.0%
193,930	Accor SA	9,647,665
474,710	Bridgestone Corp. - ADR	8,706,181
355,020	Dollar General Corp.	24,059,705
2,367,010	Kingfisher Plc	12,884,491
173,045	Macy’s, Inc.	8,821,834
261,990	Nielsen Holdings Plc	12,447,145
171,060	NIKE, Inc. - Class B	22,413,992
1,373,750	Nissan Motor Co. Ltd.	14,418,284
337,335	Pandora A/S - ADR	9,740,548
175,370	PVH Corp.	15,949,902
121,315	Royal Caribbean Cruises Ltd.(b)	11,931,330
240,410	Sky Plc - ADR	16,275,756
297,300	Tata Motors Ltd. - ADR(b)	8,791,160
267,905	Yum! Brands, Inc.	18,997,144
		195,085,137
Consumer Staples — 10.2%
231,845	CVS Health Corp.	22,901,649
895,340	J Sainsbury Plc - ADR	14,799,970
227,460	PepsiCo, Inc.	23,244,137
351,775	Svenska Cellulosa AB SCA - ADR	10,368,568
442,140	Unilever NV	19,992,519
209,000	Wal-Mart Stores, Inc.	11,963,159
619,935	Wilmar International Ltd. - ADR	13,725,361
		116,995,363
Diversified Financials — 5.9%
485,115	Discover Financial Services	27,273,165
899,590	ING Groep NV	13,092,518
882,000	Mediobanca SpA	8,874,508
1,245,120	ORIX Corp.	18,382,210
		67,622,401
Energy — 4.6%
135,935	China Petroleum & Chemical Corp. - ADR	9,798,195
466,270	ConocoPhillips	24,875,505
919,780	Encana Corp.	6,998,938
679,600	ENI SpA	11,105,210
		52,777,848
Shares		Value
Health Care — 12.4%
140,215	Aetna, Inc.	$16,093,878
302,335	AstraZeneca Plc	19,344,535
320,370	Community Health Systems, Inc.(b)	8,983,175
813,810	Pfizer, Inc.	27,523,054
213,500	St. Jude Medical, Inc.	13,623,434
247,480	Thermo Fisher Scientific, Inc.	32,365,434
232,015	Zimmer Holdings, Inc.	24,261,809
		142,195,319
Industrials — 7.3%
126,620	Illinois Tool Works, Inc.	11,641,443
330,290	Itochu Corp. - ADR	8,244,038
299,975	Raytheon Co.	35,217,065
198,870	Union Pacific Corp.	17,769,035
146,185	United Rentals, Inc.(b)	10,943,409
		83,814,990
Information Technology — 16.1%
26,500	Alphabet, Inc. - Class C(b)	18,836,465
395,465	Apple, Inc.	47,258,068
122,050	Atos SE	9,737,104
176,445	Avago Technologies Ltd.	21,725,673
487,420	CDW Corp.	21,782,800
331,215	Hitachi Ltd. - ADR	19,134,291
2,135,970	Nokia Oyj	15,901,512
264,250	NXP Semiconductors NV(b)	20,703,988
902,340	Telefonaktiebolaget LM Ericsson - B Shares	8,803,137
		183,883,038
Insurance — 2.4%
106,670	ACE Ltd.	12,111,312
166,680	American International Group, Inc.	10,510,841
822,929	RSA Insurance Group Plc - ADR	5,332,580
		27,954,733
Materials — 1.4%
324,120	Rio Tinto Ltd.	11,706,717
364,215	Sumitomo Metal Mining Co. Ltd. - ADR	4,479,845
		16,186,562
Real Estate — 1.0%
923,590	Wharf Holdings Ltd. - ADR	11,027,665
Telecommunication Services — 2.1%
271,345	China Telecom Corp. Ltd. – ADR	14,191,344
791,063	KDDI Corp. - ADR	9,548,130
		23,739,474
Utilities — 5.0%
316,350	American Water Works Co., Inc.	18,145,835
285,960	Edison International	17,306,299

29

Old Westbury Funds, Inc.
Large Cap Core Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
Utilities (continued)
393,260	Electric Power Development Co. Ltd.	$13,052,178
421,120	Tokyo Gas Co. Ltd. - ADR	8,342,387
		56,846,699
Total Common Stocks (Cost $1,007,656,496)		1,084,742,092

Shares
INVESTMENT COMPANY — 5.1%
58,996,999	SEI Daily Income Trust Government II Fund, Class A, 0.01%(c)	58,996,999
Total Investment Company (Cost $58,996,999)		58,996,999
TOTAL INVESTMENTS — 99.8% (Cost $1,066,653,495)(a)		1,143,739,091
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		2,153,274
NET ASSETS — 100.0%		$1,145,892,365

(a)	Cost for federal income tax purposes is $1,068,472,331 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$182,703,844
Unrealized depreciation	(107,437,084)
Net unrealized appreciation	$75,266,760

(b)	Non-income producing security.
(c)	Rate shown represents current yield at October 31, 2015.
(e)	This security is considered either fully or partially illiquid. These securities or portions thereof have a value of $4,669,636 or 0.41% of net assets.

ADR- American Depositary Receipt

30

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments	October 31, 2015

Shares		Value
COMMON STOCKS — 81.7%
ARGENTINA — 0.2%
243,000	MercadoLibre, Inc.	$23,903,910
BELGIUM — 0.3%
433,000	UCB SA	37,482,417
BRAZIL — 0.3%
854,500	AMBEV SA - ADR(b)	4,161,415
740,220	Banco Bradesco SA - ADR	4,026,797
1,015,500	BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	3,001,828
183,054	Cia Brasileira de Distribuicao - ADR	2,403,499
2,467,740	Cielo SA	23,426,109
480,920	Itau Unibanco Holding SA - ADR	3,294,302
		40,313,950
CANADA — 1.1%
1,059,000	Canadian Pacific Railway Ltd.	148,815,578
CHILE — 0.0%
186,400	Banco Santander Chile - ADR	3,539,736
CHINA — 2.1%
158,200	51Job, Inc. - ADR(b)	5,348,741
1,067,200	Alibaba Group Holding Ltd. - ADR(b)	89,463,376
1,242,500	Anhui Conch Cement Co. Ltd. - H Shares	3,807,367
469,400	Baidu, Inc. - ADR(b)	87,998,418
40,000	CNOOC Ltd. - ADR	4,547,200
83,200	Ctrip.com International Ltd. - ADR(b)	7,735,104
644,000	ENN Energy Holdings Ltd.	3,709,984
1,860,000	Jiangsu Expressway Co. Ltd. - H Shares	2,524,605
20,100,000	Sinopharm Group Co. Ltd. - H Shares(f)	83,246,458
466,600	Tencent Holdings Ltd.	8,825,583
860,000	Tingyi Cayman Islands Holding Corp.	1,477,976
1,587,000	Want Want China Holdings Ltd.	1,322,739
		300,007,551
COLUMBIA — 0.0%
96,700	Bancolombia SA - ADR	3,347,754
CZECH REPUBLIC — 0.0%
23,088	Komercni Banka AS	4,778,475
DENMARK — 0.6%
1,705,000	Novo Nordisk A/S - Class B	90,575,022
EGYPT — 0.0%
290,800	Commercial International Bank Egypt SAE - GDR	1,701,179
FINLAND — 2.2%
1,650,000	Kone Oyj - Class B	70,508,478
Shares		Value
FINLAND (continued)
4,870,000	Sampo Oyj - A Shares(f)	$238,203,611
		308,712,089
FRANCE — 1.5%
1,125,000	L’Oreal SA	205,421,551
GEORGIA — 0.0%
151,802	Bank of Georgia Holdings Plc	4,680,335
GERMANY — 0.6%
876,000	Bayerische Motoren Werke AG	89,933,097
HONG KONG — 1.4%
1,761,600	AIA Group Ltd.	10,364,225
307,128	ASM Pacific Technology Ltd.	2,191,337
1,675,249	China Merchants Holdings International Co. Ltd.	5,587,333
130,400	China Mobile Ltd. - ADR	7,864,424
2,875,718	Jardine Matheson Holdings Ltd.(f)	156,985,446
1,719,600	Sands China Ltd.	6,245,547
2,976,775	Sino Biopharmaceutical Ltd.	3,721,641
		192,959,953
HUNGARY — 0.0%
220,406	Richter Gedeon	3,678,954
INDIA — 2.0%
1,453,221	Ambuja Cements Ltd.	4,602,404
2,618,000	Asian Paints Ltd.	33,279,389
890,900	Axis Bank Ltd.	6,481,504
1,082,100	Bharti Airtel Ltd.(b)	5,780,197
1,414,453	Dabur India Ltd.	5,838,988
126,233	Eicher Motors Ltd.	34,274,737
4,806,300	Housing Development Finance Corp.	92,444,688
6,847,000	ITC Ltd.	35,065,400
73,600	Maruti Suzuki India Ltd.	5,011,040
5,136,000	Motherson Sumi Systems Ltd.	19,331,230
506,100	Sun Pharmaceutical Industries Ltd.	6,889,605
5,445,000	Titan Co. Ltd.(f)	29,160,269
		278,159,451
INDONESIA — 0.1%
6,479,000	Astra International Tbk PT	2,792,774
7,452,262	Bank Rakyat Indonesia Persero Tbk PT	5,730,415
		8,523,189
JAPAN — 3.4%
7,770,000	Astellas Pharma, Inc.	113,649,209
372,000	FANUC Corp.	66,449,490
78,000	Fast Retailing Co. Ltd.	28,686,832
696,800	Hoshizaki Electric Co. Ltd.(f)	50,872,694
4,224,000	Nomura Research Institute Ltd.(f)	173,972,653
380,000	Ono Pharmaceutical Co. Ltd.	52,526,726
		486,157,604

31

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
LUXEMBOURG — 0.0%
184,000	Tenaris SA - ADR	$4,649,680
MEXICO — 0.2%
133,591	El Puerto de Liverpool SAB de CV	1,861,141
28,000	Fomento Economico Mexicano SAB de CV - ADR	2,774,519
36,100	Grupo Aeroportuario del Sureste SAB de CV - ADR	5,586,114
1,246,600	Grupo Financiero Banorte SAB de CV - Series O	6,673,821
207,208	Grupo Televisa SAB - ADR	6,038,041
		22,933,636
NETHERLANDS — 2.9%
697,000	ASML Holding NV	64,674,630
785,000	Core Laboratories NV	91,319,050
414,169	Nostrum Oil & Gas Plc	2,745,462
14,678,255	Reed Elsevier NV(f)	250,991,736
		409,730,878
PERU — 0.0%
40,700	CrediCorp Ltd.	4,606,426
POLAND — 0.0%
111,286	Bank Pekao SA	4,326,917
RUSSIA — 0.1%
122,700	Lukoil PJSC - ADR	4,447,875
96,200	Magnit PJSC Sponsored - GDR	4,379,024
1,047,600	Sberbank of Russia - ADR	6,400,836
		15,227,735
SINGAPORE — 0.5%
3,224,444	Jardine Cycle & Carriage Ltd.(f)	75,081,279
SOUTH AFRICA — 0.6%
258,700	Aspen Pharmacare Holdings Ltd.	5,810,141
628,780	Discovery Ltd.	6,724,434
165,659	Massmart Holdings Ltd.	1,375,285
461,700	Naspers Ltd. - Class N	67,625,255
159,000	Sasol Ltd.	5,091,814
304,900	Standard Bank Group Ltd.	3,171,057
		89,797,986
SOUTH KOREA — 0.1%
132,273	Hankook Tire Co. Ltd.	5,076,044
24,200	Samsung Electronics Co. Ltd. - GDR	14,561,818
		19,637,862
SWEDEN — 2.2%
2,500,000	Atlas Copco AB - A Shares	65,253,905
3,780,700	Investor AB - B Shares(f)	140,456,155
10,000,000	Nordea Bank AB	110,609,758
		316,319,818
Shares		Value
SWITZERLAND — 2.5%
173,100	Coca-Cola HBC AG - CDI	$4,136,168
2,343,000	Nestle SA	179,200,567
608,097	Roche Holding AG	165,058,855
		348,395,590
TAIWAN — 0.3%
529,000	Advantech Co. Ltd.	3,804,935
234,150	Airtac International Group	1,218,949
198,285	Delta Electronics, Inc.	1,013,917
423,330	Hiwin Technologies Corp.	2,366,793
2,294,250	Hon Hai Precision Industry Co., Ltd.	6,120,167
78,000	Largan Precision Co. Ltd.	6,090,840
214,000	MediaTek, Inc.	1,677,669
3,186,000	Taiwan Semiconductor Manufacturing Co. Ltd.	13,396,245
		35,689,515
THAILAND — 0.7%
3,116,000	Airports of Thailand Public Co. Ltd.	26,107,205
45,561,000	CP ALL Public Co. Ltd.(f)	64,048,640
1,293,600	Siam Commercial Bank Public Co. Ltd.	4,855,433
		95,011,278
TURKEY — 0.1%
1,036,069	Arcelik AS	5,650,510
1,441,700	Turkiye Garanti Bankasi AS	3,743,455
		9,393,965
UNITED ARAB EMIRATES — 0.0%
84,100	DP World Ltd.	1,699,661
185,700	MHP SA - GDR	1,689,869
		3,389,530
UNITED KINGDOM — 2.0%
3,497,000	ARM Holdings Plc	55,257,209
994,768	ASOS Plc(b)	50,008,296
223,200	Hikma Pharmaceuticals Plc	7,445,963
4,128,000	Rolls-Royce Holdings Plc	43,750,381
67,100	SABMiller Plc	4,116,378
5,598,800	Sky Plc	94,596,476
375,017	Wolseley Plc	22,066,963
		277,241,666
UNITED STATES — 53.7%
62,000	Alphabet, Inc. - Class A(b)	45,718,180
188,000	Alphabet, Inc. - Class C(b)	133,632,280
1,300,762	Altria Group, Inc.	78,657,078
38,000	Amazon.com, Inc.(b)	23,784,200
3,294,665	Apple, Inc.	393,712,468
1,904,973	Applied Materials, Inc.	31,946,397
2,550,000	Automatic Data Processing, Inc.	221,824,500
164,190	AutoZone, Inc.(b)	128,792,278
2,738,357	Bank of New York Mellon Corp. (The)	114,052,569

32

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
UNITED STATES (continued)
2,499,900	Baxalta, Inc.	$86,146,554
2,219,100	Baxter International, Inc.	82,972,149
1,158,000	Becton Dickinson and Co.	165,038,160
831,000	Berkshire Hathaway, Inc. - Class B(b)	113,032,620
187,000	Biogen Idec, Inc.(b)	54,325,370
568,000	BioMarin Pharmaceutical, Inc.(b)	66,478,720
1,765,000	Bristol-Myers Squibb Co.	116,401,750
536,000	Cerner Corp.(b)	35,531,440
2,342,000	Charles Schwab Corp. (The)	71,477,840
4,409,200	Coca-Cola Co. (The)	186,729,620
2,244,400	Colgate-Palmolive Co.	148,915,940
4,159,000	Discovery Communications, Inc. - Class A(b)	122,440,960
295,000	Edwards Lifesciences Corp.(b)	46,359,250
4,822,493	EMC Corp.	126,445,766
1,123,000	Facebook, Inc. - Class A(b)	114,512,310
4,486,450	Gap, Inc. (The)	122,121,169
1,610,300	Gilead Sciences, Inc.	174,121,739
2,364,700	Hewlett-Packard Co.	63,752,312
275,000	Illumina, Inc.(b)	39,402,000
849,794	Ingersoll-Rand Plc	50,358,792
2,149,498	JPMorgan Chase & Co.	138,105,247
485,000	Kansas City Southern	40,138,600
2,049,600	Kraft Heinz Co The	159,807,312
954,000	Las Vegas Sands Corp.	47,232,540
281,000	Linkedin Corp.(b)	67,684,470
1,226,224	Lockheed Martin Corp.	269,560,822
239,000	Markel Corp.(b)(f)	207,452,000
2,661,500	Mastercard, Inc. - Class A	263,461,885
3,460,100	Mattel, Inc.	85,049,258
931,756	Medidata Solutions, Inc.(b)(f)	40,065,508
1,936,400	Medtronic Plc	143,138,688
3,015,200	Merck & Co., Inc.	164,810,832
634,000	Monsanto Co.	59,101,480
495,000	NIKE, Inc. - Class B	64,859,850
604,320	Occidental Petroleum Corp.	45,046,013
3,408,120	Oracle Corp.	132,371,381
1,801,700	PepsiCo, Inc.	184,115,723
1,818,900	Philip Morris International, Inc.	160,790,760
1,499,483	PNC Financial Services Group, Inc. (The)	135,343,336
1,082,100	Praxair, Inc.	120,210,489
156,600	Priceline Group, Inc. (The)(b)	227,733,984
1,622,367	Quest Diagnostics, Inc.	110,239,838
827,800	Range Resources Corp.	25,198,232
168,000	Regeneron Pharmaceuticals, Inc.(b)	93,641,520
1,551,300	Schlumberger Ltd.	121,249,608
3,522,700	Texas Instruments, Inc.	199,807,544
196,000	Under Armour, Inc. - Class A(b)	18,635,680
1,379,700	United Technologies Corp.	135,776,277
5,021,238	US Bancorp	211,795,819
2,034,000	Verizon Communications, Inc.	95,353,920
1,462,000	Visa, Inc. - Class A	113,421,960
Shares		Value
UNITED STATES (continued)
800,000	Wabtec Corp.	$66,296,000
1,195,000	Walt Disney Co. (The)	135,919,300
4,281,000	Wells Fargo & Co.	231,773,340
1,308,000	Whole Foods Market, Inc.	39,187,680
1,017,000	Workday, Inc. - Class A(b)	80,312,490
		7,593,373,797
Total Common Stocks (Cost $9,830,585,561)		11,557,499,353
PREFERRED STOCKS — 0.0%
SOUTH KOREA — 0.0%
6,100	Samsung Electronics Co. Ltd. - GDR	3,197,009
Total Preferred Stocks (Cost $2,996,268)		3,197,009
PARTICIPATION NOTES — 0.1%
UNITED KINGDOM — 0.1%
124,008	HSBC Bank Plc (Jarir Marketing) due 1/22/18(g)	5,355,707
76,100	HSBC Bank Plc (Qatar National Bank), due 9/12/16(g)	3,870,020
Total Participation Notes (Cost $11,915,145)		9,225,727
RIGHTS/WARRANTS — 0.0%
United Kingdom — 0.0%
672,631,200	Rolls-Royce Holdings Plc	1,036,923
Total Rights/Warrants (Cost $1,039,921)		1,036,923

Principal
Amount
U.S. GOVERNMENT AGENCIES — 1.1%
Federal Home Loan Bank — 1.1%
$20,000,000	0.02%, 11/04/15(c)	19,999,717
3,700,000	0.04%, 11/13/15(c)	3,699,753
3,000,000	0.04%, 11/20/15(c)	2,999,760
1,550,000	0.02%, 11/23/15(c)	1,549,977
4,000,000	0.02%, 11/24/15(c)	3,999,940
17,000,000	0.10%, 11/25/15(c)	16,999,023
9,000,000	0.06%, 12/03/15(c)	8,999,694
50,000,000	0.06%, 12/10/15(c)	49,997,900
25,000,000	0.06%, 12/11/15(c)	24,998,925
25,450,000	0.07%, 12/11/15(c)	25,448,906
Total U.S. Government Agencies (Cost $158,690,109)		158,693,595

33

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2015

EXCHANGE TRADED FUNDS — 13.3%
1,850,000	Energy Select Sector SPDR Fund	$125,855,500
12,100,000	iShares MSCI EMU	445,885,000
31,973,000	iShares MSCI Japan Index Fund	393,907,360
362,000	SPDR S&P 500 ETF Trust	75,270,660
7,560,000	WisdomTree Europe Hedged Equity Fund	459,496,800
7,100,000	WisdomTree Japan Hedged Equity Fund	378,359,000
Total Exchange Traded Funds (Cost $1,779,956,701)		1,878,774,320
INVESTMENT COMPANY — 3.4%
478,051,300	Federated Government Obligations Fund, 0.02%(d)	478,051,300
Total Investment Company (Cost $478,051,300)		478,051,300
TOTAL INVESTMENTS — 99.6% (Cost $12,263,235,005)(a)		14,086,478,227
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		54,922,939
NET ASSETS — 100.0%		$14,141,401,166

(a)	Cost for federal income tax purposes is $12,273,288,823 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$2,106,830,724
Unrealized depreciation	(293,641,320)
Net unrealized appreciation	$1,813,189,404

(b)	Non-income producing security.
(c)	The rate represents the annualized yield at time of purchase.
(d)	Rate shown represents current yield at October 31, 2015.
(f)	This security is considered either fully or partially illiquid. These securities or portions thereof have a value of $984,919,433 or 6.96% of net assets.
(g) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. The aggregate value of these securities is $9,225,727 which is 0.07% of net assets.

ADR- American Depositary Receipt
CDI-Chess Depositary Interests
GDR-Global Depositary Receipt

Portfolio diversification by Sector (Unaudited)

Percentage
Sector	of Net Assets
Banks	6.0%
Consumer Discretionary	10.6%
Consumer Staples	10.4%
Diversified Financials	4.1%
Energy	2.1%
Health Care	14.1%
Industrials	9.0%
Information Technology	19.7%
Insurance	3.3%
Materials	1.6%
Telecommunication Services	0.8%
Utilities	0.0%
Other*	18.3%
100%

*	Includes cash and equivalents, preferred stocks, participation notes, rights/warrants, exchange traded funds, U.S. government agencies, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

34

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Condensed Portfolio of Investments	October 31, 2015

		Percentage of
Shares		Net Assets (%)	Value
COMMON STOCKS — 93.8%
AUSTRALIA — 1.6%
38,855,912	Other Securities	1.6	$86,485,058
AUSTRIA — 0.2%
453,698	Other Securities	0.2	11,516,731
BAHAMAS — 0.0%
555	Other Securities	0.0	86,494
BELGIUM — 0.6%
881,767	Other Securities	0.6	30,744,413
BERMUDA — 1.1%
286,000	Argo Group International Holdings Ltd.(b)	0.3	17,880,720
400,000	Endurance Specialty Holdings Ltd.	0.5	25,252,000
597,362	Other Securities	0.3	15,141,092
			58,273,812
BRAZIL — 0.5%
6,143,449	Other Securities	0.5	25,068,960
CAMBODIA — 0.0%
416,000	Other Securities	0.0	295,203
CANADA — 1.8%
9,897,524	Other Securities	1.8	97,842,173
CAYMAN ISLANDS — 0.0%
125,000	Other Securities	0.0	65,005
CHILE — 0.0%
30,164,313	Other Securities	0.0	2,166,198
CHINA — 1.0%
103,750,911	Other Securities	1.0	56,069,054
DENMARK — 0.6%
353,398	Chr. Hansen Holding A/S	0.4	21,238,218
645,564	Other Securities	0.2	13,510,434
			34,748,652
FAEROE ISLANDS — 0.0%
7,968	Other Securities	0.0	250,464
FINLAND — 0.5%
2,042,157	Other Securities	0.5	26,765,112
FRANCE — 2.7%
4,703,909	Other Securities	2.7	145,648,464
GEORGIA — 0.0%
3,670	Other Securities	0.0	113,153
GERMANY — 3.0%
178,069	MTU Aero Engines AG	0.3	16,481,633
4,151,974	Other Securities	2.7	144,969,936
			161,451,569
GIBRALTAR — 0.0%
92,066	Other Securities	0.0	176,695
		Percentage of
Shares		Net Assets (%)	Value
GREECE — 0.0%
730,831	Other Securities	0.0	$2,578,588
GUERNSEY — 0.0%
5,739	Other Securities	0.0	3,804
HONG KONG — 1.1%
208,604,341	Other Securities	1.1	61,044,707
HUNGARY — 0.0%
26,166	Other Securities	0.0	63,650
INDIA — 1.3%
13,238,073	Other Securities	1.3	70,506,165
INDONESIA — 0.3%
262,558,924	Other Securities	0.3	19,042,738
IRELAND — 0.8%
300,000	FleetMatics Group Plc(c)	0.3	16,698,000
4,444,418	Other Securities	0.5	24,495,737
			41,193,737
ISRAEL — 1.7%
982,500	Check Point Software Technologies Ltd.(c)	1.5	83,453,550
4,388,489	Other Securities	0.2	11,164,892
			94,618,442
ITALY — 0.9%
14,293,135	Other Securities	0.9	47,152,395
JAPAN — 8.4%
64,259,041	Other Securities	8.4	455,455,130
JERSEY CHANNEL ISLANDS — 0.0%
493,339	Other Securities	0.0	1,507,351
LUXEMBOURG — 0.2%
540,860	Other Securities	0.2	13,402,008
MALAYSIA — 0.4%
35,989,688	Other Securities	0.4	23,964,252
MALTA — 0.0%
12,947	Other Securities	0.0	723,441
MARTINIQUE — 0.0%
100,000	Other Securities	0.0	146,569
MEXICO — 0.4%
12,293,540	Other Securities	0.4	23,634,956
MONGOLIA — 0.0%
317,500	Other Securities	0.0	8,889
NETHERLANDS — 0.8%
1,795,835	Other Securities	0.8	42,150,729
NEW ZEALAND — 0.5%
7,917,590	Other Securities	0.5	24,572,502
NORWAY — 0.1%
1,035,236	Other Securities	0.1	4,306,123
PERU — 0.1%
3,665,026	Other Securities	0.1	3,042,246

35

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Condensed Portfolio of Investments - (Continued)	October 31, 2015

		Percentage of
Shares		Net Assets (%)	Value
PHILIPPINES — 0.2%
49,954,373	Other Securities	0.2	$11,065,199
POLAND — 0.1%
997,058	Other Securities	0.1	4,085,774
PORTUGAL — 0.1%
6,625,205	Other Securities	0.1	4,258,503
QATAR — 0.0%
18,031	Other Securities	0.0	317,502
SINGAPORE — 1.3%
53,692,022	Other Securities	1.3	72,147,363
SOUTH AFRICA — 0.5%
4,606,041	Other Securities	0.5	28,592,837
SOUTH KOREA — 0.9%
2,743,957	Other Securities	0.9	50,860,972
SPAIN — 0.9%
7,148,884	Other Securities	0.9	47,804,416
SWEDEN — 0.8%
3,455,044	Other Securities	0.8	43,067,541
SWITZERLAND — 1.4%
450,000	Allied World Assurance Co. Holdings AG	0.3	16,362,000
1,101,287	Other Securities	1.1	62,113,845
			78,475,845
TAIWAN — 0.7%
45,778,630	Other Securities	0.7	37,981,205
THAILAND — 0.2%
48,717,593	Other Securities	0.2	13,012,283
TURKEY — 0.1%
1,872,457	Other Securities	0.1	2,943,677
UKRAINE — 0.0%
11,788	Other Securities	0.0	159,233
UNITED ARAB EMIRATES — 0.1%
1,039,426	Other Securities	0.1	4,078,056
UNITED KINGDOM — 5.9%
517,333	Croda International Plc	0.4	23,112,026
5,572,791	Rotork Plc	0.3	16,099,478
38,777,372	Other Securities	5.2	283,816,307
			323,027,811
UNITED STATES — 50.0%
553,587	Advance Auto Parts, Inc.	2.0	109,848,268
800,000	ANSYS, Inc.(b)(c)	1.4	76,248,000
350,000	Blackbaud, Inc.	0.4	21,941,500
150,000	Casey’s General Stores, Inc.	0.3	15,933,000
380,000	CLARCOR, Inc.	0.3	18,946,800
335,000	Cooper Cos., Inc. (The)	0.9	51,040,600
2,410,000	CoreLogic, Inc.(b)(c)	1.7	93,941,800
525,000	CR Bard, Inc.	1.8	97,833,750
500,000	CST Brands, Inc.	0.3	17,965,000
		Percentage of
Shares		Net Assets (%)	Value
UNITED STATES (continued)
1,081,234	Dun & Bradstreet Corp. (The)(b)	2.3	$123,120,116
965,000	Flowserve Corp.	0.8	44,737,400
400,000	Guidewire Software, Inc.(c)	0.4	23,292,000
153,519	Henry Schein, Inc.(c)	0.4	23,290,367
625,000	IDEX Corp.	0.9	47,975,000
500,000	IHS, Inc. - Class A(c)	1.1	59,770,000
1,096,200	Ingredion, Inc.(b)	1.9	104,204,772
341,800	Integra LifeScience Holdings Corp.(c)	0.4	20,361,026
680,000	JM Smucker Co. (The)	1.5	79,825,200
335,000	John Wiley & Sons, Inc. - Class A	0.3	17,530,550
1,725,000	KAR Auction Services, Inc.	1.2	66,240,000
150,000	Lancaster Colony Corp.	0.3	17,058,000
275,000	LogMein, Inc.(c)	0.3	18,524,000
1,000,000	Nasdaq, Inc.	1.1	57,890,000
2,675,000	Newell Rubbermaid, Inc.	2.1	113,500,250
15,829,000	Nexteer Automotive Group Ltd.	0.3	16,910,190
824,200	Omnicom Group, Inc.	1.1	61,749,064
550,000	Qualys, Inc.(c)	0.4	19,426,000
975,000	Rockwell Collins, Inc.	1.5	84,552,000
19,854,500	Samsonite International SA(b)	1.1	58,790,387
595,000	Snap-on, Inc.	1.8	98,704,550
550,000	Snyder’s-Lance, Inc.	0.4	19,547,000
885,000	Spectrum Brands Holdings, Inc.(b)	1.6	84,827,250
230,000	TreeHouse Foods, Inc.(c)	0.4	19,697,200
729,690	Tupperware Brands Corp.	0.8	42,956,850
390,000	UMB Financial Corp.(b)	0.3	19,141,200
435,000	Universal Health Services, Inc., Series B	1.0	53,109,150
2,140,000	Vantiv, Inc. - Class A(c)	2.0	107,321,000
530,000	Varian Medical Systems, Inc.(c)	0.8	41,620,900
516,351	Waters Corp.(c)	1.2	65,989,658
900,000	Wolverine World Wide, Inc.	0.3	16,713,000
1,482,500	Wyndham Worldwide Corp.	2.2	120,601,375
13,832,986	Other Securities	8.7	471,543,381
			2,724,217,554
Total Common Stocks (Cost $4,013,473,134)			5,112,981,403
INVESTMENT COMPANY — 0.1%
5,687,300	SEI Daily Income Trust Government II Fund, Class A, 0.01%(d)	0.1	5,687,300
Total Investment Company (Cost $5,687,300)			5,687,300

36

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Condensed Portfolio of Investments - (Continued)	October 31, 2015

		Percentage of
Shares		Net Assets (%)	Value
EXCHANGE TRADED FUNDS — 4.1%
348,000	iShares Core S&P Small Cap ETF	0.7	$39,341,400
234,861	iShares MSCI Japan Small Cap Index Fund(b)	0.2	13,567,920
95,000	iShares Russell Mid-Cap ETF	0.3	15,685,450
196,000	SPDR Russell Nomura Small Cap Japan Fund(b)	0.2	10,461,500
1,123,500	SPDR S&P Regional Banking ETF	0.9	48,119,505
723,000	SPDR S&P Retail ETF	0.6	33,178,470
244,800	Vanguard Small-Cap ETF	0.5	27,926,784
507,570	WisdomTree Europe SmallCap Dividend Fund(b)	0.5	28,444,223
160,000	WisdomTree Japan Small Cap Dividend Fund(b)	0.2	8,969,600
Total Exchange Traded Funds (Cost $208,361,550)			225,694,852
RIGHTS/WARRANTS—0.0%
1,572,468	Other Rights/Warrants	0.0	148,223
Total Rights/Warrants (Cost $ — )			148,223

Principal
Amount
U.S. GOVERNMENT AGENCIES — 0.6%
Federal Home Loan Bank — 0.6%
$3,500,000	0.02%, 11/04/2015(e)	0.1	3,499,997
6,000,000	0.04%, 11/03/2015(e)	0.1	5,999,994
15,000,000	0.04%, 12/01/2015(e)	0.3	14,999,520
6,000,000	0.06%, 12/03/2015(e)	0.1	5,999,796
Total U.S. Government Agencies (Cost $30,499,280)			30,499,307
		Percentage of
Shares		Net Assets (%)	Value
CASH SWEEP — 0.8%
42,529,598	Citibank - US Dollars on Deposit in Custody Account, 0.02%(d)	0.8	$42,529,598
Total Cash Sweep (Cost $42,529,598)			42,529,598
TOTAL INVESTMENTS — 99.4% (Cost $4,300,550,862)(a)			5,417,540,683
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%			32,068,011
NET ASSETS — 100.0%			$5,449,608,694

(a)	Cost for federal income tax purposes is $4,316,140,170 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$1,272,367,771
Unrealized depreciation	(170,967,258)
Net unrealized appreciation	$1,101,400,513

(b)	This security is considered either fully or partially illiquid. These securities, or portions thereof, have a value of $556,935,415 or 10.22% of net assets.
(c)	Non-income producing security.
(d)	The rate shown is the current yield as of October 31, 2015.
(e)	The rate represents the annualized yield at time of purchase.

This Condensed Portfolio of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete Portfolio of Investments is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the SEC’s website at http://www.sec.gov.

Level 3 common stocks and rights with a value of $3,289,234 (cost of $9,889,941) or 0.06% of net assets were fair valued by the Board of Directors.

37

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Condensed Portfolio of Investments - (Continued)	October 31, 2015

Portfolio diversification by Sector (Unaudited)

Percentage
Sector	of Net Assets
Banks	3.4%
Consumer Discretionary	17.2%
Consumer Staples	9.6%
Diversified Financials	2.5%
Energy	1.3%
Health Care	11.9%
Industrials	22.9%
Information Technology	12.9%
Insurance	2.3%
Materials	5.7%
Real Estate	2.4%
Telecommunication Services	0.7%
Utilities	1.0%
Other*	6.2%
100%

*	Includes cash and equivalents, exchange traded funds, rights/warrants, U.S. government agencies, investment companies, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

38

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments	October 31, 2015

Shares		Value
COMMON STOCKS — 15.1%
AUSTRALIA — 0.0%
122,801	Cabcharge Australia Ltd.	$246,945
116,897	CSR Ltd.	230,905
107,271	Downer EDI Ltd.	271,557
83,269	Mineral Resources Ltd.	254,142
31,742	Newcrest Mining Ltd.(b)	278,639
66,313	Sandfire Resources NL	299,804
138,152	Tox Free Solutions Ltd.	283,726
12,157	Woodside Petroleum Ltd.	256,693
		2,122,411
BELGIUM — 0.1%
31,584	Cie d’Entreprises CFE(c)	3,917,697
BERMUDA — 0.5%
25,288	Argo Group International Holdings Ltd.	1,581,006
65,338	Aspen Insurance Holdings Ltd.	3,176,080
97,786	Assured Guaranty Ltd.	2,683,248
21,754	Axis Capital Holdings Ltd.	1,174,716
176,067	DHT Holdings, Inc.	1,383,887
18,052	Everest Re Group Ltd.	3,212,714
62,314	Golar LNG Ltd.	1,807,729
16,301	Helen of Troy Ltd.(b)	1,617,222
42,497	Lazard Ltd. - Class A(b)	1,968,461
81,995	RenaissanceRe Holdings Ltd.	8,989,112
89,835	Teekay Corp.	2,886,399
59,288	Validus Holdings Ltd.	2,626,458
		33,107,032
BRAZIL — 0.0%
19,901	Arezzo Industria e Comercio SA	108,367
14,950	BB Seguridade Participacoes SA	103,115
26,100	CVC Brasil Operadora e Agencia de Viagens SA	98,809
72,900	Duratex SA	120,979
10,128	Linx SA	123,431
49,880	Marisa Lojas SA	84,199
42,952	Ser Educacional SA	104,580
		743,480
CANADA — 0.1%
210,511	Canadian Solar, Inc.(b)	4,595,455
57,667	Domtar Corp.	2,378,187
61,667	Enbridge, Inc.	2,632,564
		9,606,206
CHINA — 0.2%
91,000	Anhui Conch Cement Co. Ltd. - H Shares	278,849
513,000	ANTA Sports Products Ltd.	1,439,598
1,610,000	Bank of Communications Co. Ltd. - H Shares	1,192,346
295,000	Belle International Holdings Ltd.	286,984
1,116,000	China Dongxiang Group Co. Ltd.	283,658
Shares		Value
CHINA (continued)
1,246,000	China National Materials Co. Ltd. - H Shares	$300,624
2,770,000	Chongqing Rural Commercial Bank Co. Ltd. - H Shares	1,747,645
513,000	Fufeng Group Ltd.	271,373
1,130,000	Longfor Properties Co. Ltd.	1,519,186
1,972,000	Lonking Holdings Ltd.	318,040
1,195,000	Peak Sport Products Co. Ltd.	360,785
872,000	Qingling Motors Co. Ltd. - H Shares	281,269
3,386,000	Semiconductor Manufacturing International Corp.(b)	314,546
3,554,000	Shanghai Electric Group Co. Ltd. - H Shares	2,205,602
438,000	Shenzhen Expressway Co. Ltd. - H Shares	338,505
577,000	Sinotruk Hong Kong Ltd.	241,205
1,246,000	Xingda International Holdings Ltd.	278,118
2,390,000	Xinjiang Xinxin Mining Industry Co. Ltd. - H Shares(b)	265,192
		11,923,525
EGYPT — 0.0%
10,973	Eastern Tobacco	280,131
248,818	Oriental Weavers	340,225
		620,356
FINLAND — 0.1%
768,377	YIT OYJ	4,047,291
FRANCE — 0.1%
247,295	Peugeot SA(b)	4,357,807
GERMANY — 0.2%
101,014	Fresenius Medical Care AG & Co. KGaA	9,096,347
158,554	RHOEN-KLINIKUM AG	4,731,966
		13,828,313
GUERNSEY — 0.0%
23,409	Amdocs Ltd.	1,394,474
HONG KONG — 0.5%
4,772,000	Anxin-China Holdings Ltd.(b)(d)	88,906
14,720,000	China Daye Non-Ferrous Metals Mining Ltd.(b)	279,184
2,236,000	China Lumena New Materials Corp.(b)(c)(d)	0
897,985	China Mobile Ltd.	10,751,814
192,000	China Unicom Hong Kong Ltd.	237,071
11,122,000	CP Pokphand Co. Ltd.	1,334,537
218,000	Cross-Harbour Holdings Ltd. (The)	289,144
1,707,000	GCL-Poly Energy Holdings Ltd.(b)	354,588
9,957,000	G-Resources Group Ltd.	223,533
1,910,600	Guangdong Investment Ltd.	2,696,819

39

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
HONG KONG (continued)
298,944	Hang Seng Bank Ltd.	$5,500,144
1,091,000	Link REIT (The)	6,538,454
1,173,832	MTR Corp. Ltd.	5,331,056
215,000	NWS Holdings Ltd.	324,556
2,877,000	PCCW Ltd.	1,559,028
442,000	Skyworth Digital Holdings Ltd.	328,480
726,000	Tysan Holdings Ltd.	304,428
2,418,000	United Energy Group Ltd.(b)	327,575
462,000	Yuexiu Transport Infrastructure Ltd.	315,924
		36,785,241
INDIA — 0.0%
14,282	Hindustan Petroleum Corp. Ltd.	167,955
92,250	Reliance Industries Ltd.	1,337,904
106,135	Welspun Corp. Ltd.	164,859
		1,670,718
IRELAND — 0.1%
179,783	King Digital Entertainment Plc(b)	2,689,554
90,000	Seagate Technology Plc	3,425,400
		6,114,954
ISRAEL — 0.0%
9,378	Formula Systems 1985 Ltd.	275,100
97,075	Phoenix Holdings Ltd. (The)(b)	255,411
		530,511
JAPAN — 1.3%
113,000	Ajinomoto Co, Inc.	2,534,938
33,600	Ariake Japan Co. Ltd.	1,534,234
38,700	Asunaro Aoki Construction Co. Ltd.	287,997
68,000	Bando Chemical Industries Ltd.	286,832
19,300	Brother Industries Ltd.	249,187
16,700	Cosmos Pharmaceutical Corp.	2,093,901
52,810	East Japan Railway Co.	5,063,493
130,700	Fancl Corp.	1,841,303
13,500	Foster Electric Co. Ltd.	336,185
123,900	Fuji Oil Holdings, Inc.	1,757,825
16,700	Fujimi, Inc.	253,261
23,500	Hakuto Co. Ltd.	276,929
74,100	Heiwa Corp.	1,374,292
40,507	Hisamitsu Pharmaceutical Co., Inc.	1,581,072
17,300	Hitachi Construction Machinery Co. Ltd.	269,815
12,200	Hitachi High-Technologies Corp.	331,110
21,000	Hitachi Kokusai Electric, Inc.	292,368
8,400	Honda Motor Co. Ltd.	281,508
53,600	Iino Kaiun Kaisha Ltd.	244,303
14,000	Japan Aviation Electronics Industry Ltd.	251,413
20,900	Kaga Electronics Co. Ltd.	294,439
114,000	Kawasaki Kisen Kaisha Ltd.	257,910
Shares		Value
JAPAN (continued)
228,900	Kewpie Corp.	$5,262,025
109,000	Kinden Corp.	1,424,488
25,900	Kobayashi Pharmaceutical Co. Ltd.	2,021,861
385,000	Lion Corp.	3,736,098
81,000	Maruzen Showa Unyu Co. Ltd.	295,351
405,000	Nakayama Steel Works Ltd.(b)	271,857
36,300	Nichicon Corp.	293,902
289,000	Nichirei Corp.	1,894,415
113,000	Nippon Chemi-Con Corp.	264,076
61,000	Nippon Thompson Co. Ltd.	291,680
14,900	Nissha Printing Co. Ltd.	326,721
58,456	Nitori Holdings Co. Ltd.	4,597,227
122,000	NS United Kaiun Kaisha Ltd.	246,689
28,000	Obic Co. Ltd.	1,489,683
33,000	OKUMA Corp.	267,183
35,300	Oracle Corp. Japan	1,614,784
77,000	Osaka Soda Co. Ltd.	269,280
360,400	Otsuka Holdings Co. Ltd.	12,078,044
12,400	Pack Corp. (The)	295,537
141,700	Pioneer Corp.(b)	383,989
39,000	Polatechno Co. Ltd.	246,275
188,600	Rohto Pharmaceutical Co. Ltd.	3,132,132
63,100	Sankyo Co. Ltd.	2,447,236
65,000	Sanyo Special Steel Co. Ltd.	269,868
46,733	Sawai Pharmaceutical Co. Ltd.	3,009,161
16,100	Seiko Epson Corp.	247,764
44,000	Seiko Holdings Corp.	288,788
48,000	Sohgo Security Services Co. Ltd.	2,334,963
797,300	Sumitomo Osaka Cement Co. Ltd.	3,092,205
41,000	Sumitomo Seika Chemicals Co. Ltd.	287,785
37,000	Takuma Co. Ltd.	293,743
13,900	Tamron Co. Ltd.	279,797
69,100	Tatsuta Electric Wire and Cable Co. Ltd.	265,131
40,000	Toenec Corp.	311,262
165,000	Tokyo Rope Manufacturing Co. Ltd.(b)	257,065
14,300	Tokyo Seimitsu Co. Ltd.	318,897
41,600	Tokyo Steel Manufacturing Co. Ltd.	279,930
370,200	TonenGeneral Sekiyu KK	3,862,450
61,000	Tsugami Corp.	301,284
21,100	Tsuruha Holdings, Inc.	1,682,125
18,200	Tsurumi Manufacturing Co. Ltd.	335,283
90,528	West Japan Railway Co.	6,399,303
120,870	Yamaguchi Financial Group, Inc.	1,497,478
223,800	Yokogawa Electric Corp.	2,520,462
		92,979,592
MALAYSIA — 0.2%
3,928,700	Axiata Group Berhad	5,642,476

40

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
MALAYSIA (continued)
465,700	Dayang Enterprise Holdings Berhad	$184,285
108,800	Malaysian Pacific Industries Berhad	176,015
259,700	MBM Resources Berhad	169,264
117,000	Pharmaniaga Berhad	175,936
2,949,100	Sime Darby Berhad	5,738,938
204,900	Taliworks Corp. Berhad	175,520
410,900	Unisem M Berhad	227,640
		12,490,074
MEXICO — 0.0%
911,000	Consorcio ARA SAB de CV(b)	340,292
19,870	Grupo Elektra SAB de CV	395,769
523,200	Grupo Famsa SAB de CV - Class A(b)	411,774
		1,147,835
MONACO — 0.0%
352,134	Navios Maritime Acquisition Corp.	1,260,640
NETHERLANDS — 0.2%
22,010	Cimpress NV(b)	1,736,589
23,947	LyondellBasell Industries NV	2,224,916
40,000	NXP Semiconductors NV(b)	3,134,000
130,808	Unilever NV	5,914,827
		13,010,332
NEW ZEALAND — 0.0%
78,166	SKY Network Television Ltd.	240,302
NORWAY — 0.0%
128,165	Nordic American Tankers Ltd.	1,958,361
PAKISTAN — 0.0%
907,067	Engro Corp. Ltd.	2,627,150
PUERTO RICO — 0.0%
53,696	Triple-S Management Corp.(b)	1,105,601
SINGAPORE — 0.2%
198,600	CWT Ltd.	283,532
191,400	Ho Bee Land Ltd.	269,154
6,728,300	Keppel REIT	4,634,742
198,600	United Engineers Ltd.	282,114
393,800	United Overseas Bank Ltd.	5,714,865
		11,184,407
SOUTH AFRICA — 0.0%
59,579	African Rainbow Minerals Ltd.	227,656
46,809	Assore Ltd.	264,233
		491,889
SOUTH KOREA — 0.3%
27,776	Dongbu Insurance Co. Ltd.	1,666,487
7,204	Dongwha Enterprise Co. Ltd.(b)	284,988
6,040	Dongwon Development Co. Ltd.	226,755
Shares		Value
SOUTH KOREA (continued)
18,855	Green Cross Corp.	$3,001,783
82,794	Green Cross Holdings Corp.	2,981,179
2,704	Hanil Cement Co. Ltd.	278,690
6,172	Hyundai Steel Co.	282,059
41,834	Kangwon Land, Inc.	1,552,193
3,832	LG Innotek Co. Ltd.	311,588
130,002	LG Uplus Corp.	1,248,649
820,536	Macquarie Korea Infrastructure Fund	5,757,895
69,552	Pan Ocean Co. Ltd.(b)	245,557
45,259	Partron Co. Ltd.	390,243
7,262	Samsung Securities Co. Ltd.	307,666
10,058	SK Hynix, Inc.	270,848
57,091	Tongyang Cement & Energy Corp.(b)	281,436
124,170	Tongyang, Inc.(b)	328,927
		19,416,943
SPAIN — 0.1%
134,815	Abengoa Yield Plc	2,498,122
1,773,701	Tubacex SA(c)	3,813,131
		6,311,253
SWITZERLAND — 0.2%
50,454	ACE Ltd.	5,728,547
128,145	Allied World Assurance Co. Holdings AG	4,659,352
9,660	Swisscom AG	4,984,167
		15,372,066
TAIWAN — 0.2%
627,000	AU Optronics Corp.	184,835
300,000	China Steel Corp.	181,589
229,990	China Synthetic Rubber Corp.	170,030
196,000	Elan Microelectronics Corp.	217,352
11,325,000	First Financial Holding Co. Ltd.	5,494,440
219,000	Formosa Sumco Technology Corp.	264,782
64,000	Foxconn Technology Co. Ltd.	168,361
8,918,790	Hua Nan Financial Holdings Co. Ltd.	4,299,569
310,000	Inotera Memories, Inc.(b)	239,685
135,000	Nanya Technology Corp.	166,549
53,000	Novatek Microelectronics Corp.	181,219
722,000	Shinkong Synthetic Fibers Corp.	197,717
54,000	Simplo Technology Co. Ltd.	192,123
10,535,000	Taiwan Cooperative Financial Holding Co. Ltd.	4,721,741
1,354,000	Taiwan High Speed Rail Corp.(b)	172,256
181,000	Taiwan PCB Techvest Co. Ltd.	202,112
81,000	Tong Hsing Electronic Industries Ltd.	205,847
270,000	Wan Hai Lines Ltd.	179,232
		17,439,439

41

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
THAILAND — 0.0%
163,100	Bangkok Expressway Public Co. Ltd. - FOR(c)	$165,083
232,600	Hana Microelectronics Public Co. Ltd. - FOR	225,619
1,228,500	SVI Public Co. Ltd.(b)(c)	174,427
240,700	Thai Vegetable Oil Public Co. Ltd. - FOR(c)	179,336
		744,465
TURKEY — 0.0%
38,680	Cimsa Cimento Sanayi VE Ticaret AS	210,953
120,200	Enka Insaat ve Sanayi AS	213,156
152,298	Eregli Demir ve Celik Fabrikalari TAS	216,270
122,038	Soda Sanayii AS	201,764
60,754	Vestel Beyaz Esya Sanayi ve Ticaret AS	266,739
		1,108,882
UNITED KINGDOM — 0.3%
95,151	British American Tobacco Plc	5,661,270
142,401	Cineworld Group Plc	1,211,774
481,557	John Wood Group Plc	4,431,916
869,374	Merlin Entertainments Plc	5,559,233
122,708	Rio Tinto Plc	4,461,472
		21,325,665
UNITED STATES — 10.2%
100,000	A Schulman, Inc.	3,589,000
110,000	Aaron’s, Inc.(b)	2,713,700
15,238	Aetna, Inc.	1,749,018
25,009	AGCO Corp.	1,210,186
31,155	Alliance Resource Partners LP	667,963
165,664	Allstate Corp. (The)	10,251,288
97,827	Altria Group, Inc.	5,915,599
40,000	American Express Co.	2,930,400
75,093	American Financial Group, Inc.	5,420,964
145,518	American Water Works Co., Inc.	8,346,912
28,410	Amgen, Inc.	4,493,894
46,035	Antero Midstream Partners LP	1,096,554
29,517	Anthem, Inc.	4,107,291
11,488	Apple, Inc.	1,372,816
78,693	AptarGroup, Inc.	5,788,657
32,057	Archer-Daniels-Midland Co.	1,463,723
117,866	Arthur J Gallagher & Co.	5,154,280
79,550	Atlas Air Worldwide Holdings, Inc.(b)	3,280,642
74,682	Atwood Oceanics, Inc.	1,235,987
30,514	AutoNation, Inc.(b)	1,928,180
95,701	AVX Corp.	1,291,963
75,000	Badger Meter. Inc.	4,543,500
110,536	Baxter International, Inc.	4,132,941
65,000	Belden, Inc.	4,161,950
25,454	Berkshire Hathaway, Inc. - Class B(b)	3,462,253
Shares		Value
UNITED STATES (continued)
8,391	Biogen Idec, Inc.(b)	$2,437,669
296,736	Boardwalk Pipeline Partners LP	3,804,156
85,000	Bob Evans Farms, Inc.	3,677,950
16,852	Bunge Ltd.	1,229,522
142,631	Callaway Golf Co.	1,419,178
234,940	Calpine Corp.(b)	3,643,919
32,950	Cambrex Corp.(b)	1,514,711
18,813	Capital One Financial Corp.	1,484,346
15,523	Cardinal Health, Inc.	1,275,991
33,137	Carnival Corp.	1,792,049
120,000	Carpenter Technology Corp.	3,997,200
36,348	Cash America International, Inc.	1,255,096
61,637	Catalent, Inc.(b)	1,638,311
35,884	Cato Corp. (The) - Class A	1,354,980
65,000	CEB, Inc.	4,859,400
12,571	Celgene Corp.(b)	1,542,587
40,168	Centene Corp.(b)	2,389,193
19,227	Charles River Laboratories International, Inc.(b)	1,254,369
35,000	Cheesecake Factory, Inc. (The)	1,687,000
78,235	Chemtura Corp.(b)	2,498,826
124,150	Cheniere Energy Partners LP(b)	3,477,441
98,427	Cheniere Energy Partners LP Holdings LLC	1,937,043
37,684	Cheniere Energy, Inc.(b)	1,866,112
21,411	Children’s Place, Inc. (The)	1,149,128
60,362	Church & Dwight Co., Inc.	5,196,565
28,008	CIT Group, Inc.	1,204,344
50,000	Citigroup, Inc.	2,658,500
65,000	CLARCOR, Inc.	3,240,900
46,451	Clorox Co. (The)	5,664,235
66,138	Coca-Cola Co. (The)	2,800,944
28,077	Cognizant Technology Solutions Corp. - Class A(b)	1,912,324
123,742	Cohu, Inc.	1,557,912
32,203	Colfax Corp.(b)	868,193
81,884	Colgate-Palmolive Co.	5,433,003
108,645	Columbia Pipeline Group, Inc.	2,256,557
35,000	Community Health Systems, Inc.(b)	981,400
85,000	Computer Programs & Systems, Inc.	3,230,850
42,335	Consolidated Edison, Inc.	2,783,526
67,529	Convergys Corp.	1,733,469
110,000	Cooper Tire & Rubber Co.	4,596,900
35,000	Core-Mark Holding Co., Inc.	2,845,150
72,403	Corning, Inc.	1,346,696
65,042	Covanta Holding Corp.	1,090,104
229,979	Cowen Group, Inc. - Class A(b)	968,212
18,435	Curtiss-Wright Corp.	1,282,339
60,671	Danaher Corp.	5,661,211
53,069	Darden Restaurants, Inc.	3,284,440
350,000	Dean Foods Co.	6,338,500
88	Delek Logistics Partners LP	2,882
22,505	Discover Financial Services	1,265,231

42

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
UNITED STATES (continued)
148,359	Dollar Tree, Inc.(b)	$9,716,031
90,780	Dominion Midstream Partners LP	2,973,953
108,113	Dover Corp.	6,965,721
54,971	Dril-Quip, Inc.(b)	3,384,015
71,741	DST Systems, Inc.	8,763,163
59,880	Dyax Corp.(b)	1,648,496
104,082	Dynegy, Inc.(b)	2,022,313
52,285	East West Bancorp, Inc.	2,111,791
71,717	eBay, Inc.(b)	2,000,904
28,945	Edison International	1,751,751
29,243	Electronic Arts, Inc.(b)	2,107,543
44,604	Emergent BioSolutions, Inc.(b)	1,434,019
109,050	Emerson Electric Co.	5,150,431
198,608	Energy Transfer Equity LP	4,280,002
86,846	Energy Transfer Partners LP(b)	3,835,119
110,452	Enterprise Products Partners LP	3,051,789
348,716	EP Energy Corp. - Class A(b)	1,921,425
62,435	EQT GP Holdings LP	1,650,781
31,900	EQT Midstream Partners LP(b)	2,361,876
71,759	Exxon Mobil Corp.	5,937,340
62,688	Fifth Third Bancorp	1,194,206
27,413	First Solar, Inc.(b)	1,564,460
15,568	Fiserv, Inc.(b)	1,502,468
60,361	Flushing Financial Corp.	1,269,995
29,446	Franklin Resources, Inc.	1,200,219
99,056	Fulton Financial Corp.	1,329,332
37,253	GASLOG Ltd.(b)	431,017
1,725,000	General Motors Co., Escrow Shares(b)(d)	258,750
82,723	Gentex Corp.	1,355,830
204,550	Gilead Sciences, Inc.	22,117,991
96,778	Goodyear Tire & Rubber Co. (The)	3,178,190
52,859	Gorman-Rupp Co. (The)	1,511,239
318,517	Government Properties Income Trust, REIT	5,185,457
3,327	Graham Holdings Co. - Class B	1,838,068
135,000	Greif, Inc. - Class A	4,425,300
46,665	Hancock Holding Co.	1,287,954
70,000	Harley-Davidson, Inc.	3,461,500
77,336	Hawaiian Holdings, Inc.(b)	2,683,559
95,000	HNI Corp.	4,079,300
50,562	Hooker Furniture Corp.	1,254,949
75,000	Huron Consulting Group, Inc.(b)	3,622,500
68,423	IAC/InterActiveCorp	4,585,025
61,218	Illinois Tool Works, Inc.	5,628,383
7,030	Illumina, Inc.(b)	1,007,258
54,772	IMS Health Holdings, Inc.(b)	1,490,894
25,798	Innophos Holdings, Inc.	1,096,157
42,005	Insys Therapeutics, Inc.(b)	1,082,049
47,928	International Bancshares Corp.	1,291,660
75,059	Investment Technology Group, Inc.	1,201,695
116,001	IXYS Corp.	1,445,372
Shares		Value
UNITED STATES (continued)
58,192	JetBlue Airways Corp.(b)	$1,445,489
55,161	Johnson & Johnson	5,572,916
94,708	K12, Inc.(b)	919,615
31,098	Kaman Corp.	1,209,401
188,983	KB Home	2,475,677
310,380	KeyCorp	3,854,920
89,699	Kimberly-Clark Corp.	10,737,867
71,264	Kinder Morgan, Inc.	1,949,070
40,474	Korn/Ferry International	1,472,039
50,332	Lannett Co., Inc.(b)	2,253,364
120,000	Lexmark International, Inc. - Class A	3,898,800
21,801	Ligand Pharmaceuticals, Inc.(b)	1,969,720
52,722	Lincoln National Corp.	2,821,154
26,859	Lockheed Martin Corp.	5,904,414
67,032	Macquarie Infrastructure Corp.	5,332,396
17,308	Manpowergroup, Inc.	1,588,528
29,911	Marathon Petroleum Corp.	1,549,390
27,106	Marriott Vacations Worldwide Corp.	1,745,626
94,392	Marsh & McLennan Cos., Inc.	5,261,410
77,612	MasTec, Inc.(b)	1,301,553
32,217	MAXIMUS, Inc.	2,197,199
66,112	McCormick & Co., Inc. - Non Voting Shares	5,552,086
117,487	McDonald’s Corp.	13,187,916
40,810	Medivation, Inc.(b)	1,716,469
17,190	MEDNAX, Inc.(b)	1,211,379
149,240	Methode Electronics, Inc.	4,974,169
38,689	MetLife, Inc.	1,949,152
7,075	Mettler-Toledo International, Inc.(b)	2,200,254
77,454	Microsoft Corp.	4,077,179
137,833	MiMedx Group, Inc.(b)	1,003,424
36,015	MKS Instruments, Inc.	1,269,169
22,342	Molina Healthcare, Inc.(b)	1,385,204
59,184	MPLX LP(b)	2,295,747
125,000	NetApp, Inc.	4,250,000
138,515	NeuStar, Inc. - Class A(b)	3,766,223
95,732	New Residential Investment Corp., REIT	1,161,229
59,093	NewLink Genetics Corp.(b)	2,261,489
282,813	NexPoint Residential Trust, Inc., REIT(c)	3,727,475
73,731	NextEra Energy Partners LP	1,936,176
34,620	NextEra Energy, Inc.	3,554,089
181,454	NiSource, Inc.	3,476,659
156,215	Northwest Bancshares, Inc.	2,102,654
61,138	NRG Energy, Inc.	788,069
134,124	NRG Yield, Inc. - Class A	1,841,523
28,295	Nucor Corp.	1,196,879
115,241	Nustar GP Holding LLC	3,366,190
31,477	Oceaneering International, Inc.	1,322,664
49,736	Oil States International, Inc.(b)	1,492,577
76,487	Omnicom Group, Inc.	5,730,406
29,708	Outerwall, Inc.	1,782,480
43

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
UNITED STATES (continued)
20,977	PACCAR, Inc.	$1,104,439
33,133	PAREXEL International Corp.(b)	2,091,355
139,401	Pattern Energy Group, Inc.	3,260,589
43,966	Penske Automotive Group, Inc.	2,147,299
192,631	People’s United Financial, Inc.	3,072,464
56,389	PepsiCo, Inc.	5,762,392
29,095	PerkinElmer, Inc.	1,502,466
64,408	Philip Morris International, Inc.	5,693,667
24,288	Phillips 66 Partners LP	1,472,824
82,374	Plains GP Holdings LP - Class A	1,280,916
160,356	PPL Corp.	5,516,246
47,927	Praxair, Inc.	5,324,210
62,005	ProAssurance Corp.	3,283,785
30,138	Prosperity Bancshares, Inc.	1,548,490
29,790	Quest Diagnostics, Inc.	2,024,231
35,606	Quintiles Transnational Holdings, Inc.(b)	2,266,322
131,310	Radian Group, Inc.	1,900,056
18,664	Raytheon Co.	2,191,154
16,651	Reinsurance Group of America, Inc.	1,502,586
160,000	Rent-A-Center, Inc.	2,942,400
80,000	ResMed, Inc.	4,608,800
180,786	Rite Aid Corp.(b)	1,424,594
68,340	Rose Rock Midstream LP	1,851,331
104,368	Sanderson Farms, Inc.	7,254,620
66,050	Santander Consumer USA Holdings, Inc.(b)	1,189,561
30,563	Scholastic Corp.	1,249,110
19,239	Scotts Miracle-Gro Co. (The) - Class A	1,272,852
380	Seaboard Corp.(b)	1,279,840
75,028	SemGroup Corp. - Class A	3,417,525
43,104	Sempra Energy	4,414,281
131,735	Sonoco Products Co.	5,623,767
26,743	Spectra Energy Partners LP	1,153,693
49,715	Spirit AeroSystems Holdings, Inc. - Class A(b)	2,621,969
57,500	St. Jude Medical, Inc.	3,669,075
25,000	Stericycle, Inc.(b)	3,034,250
250,000	SunEdison, Inc.(b)	1,825,000
84,865	Sunoco Logistics Partners LP	2,464,480
72,312	Sunoco LP	2,494,041
49,091	SunPower Corp.(b)	1,317,602
176,635	Supernus Pharmaceuticals, Inc.(b)	2,914,478
43,443	Synchrony Financial(b)	1,336,307
85,907	Tallgrass Energy GP LP	2,056,614
21,067	Tallgrass Energy Partners LP(b)	912,622
62,733	TC PipeLines LP(b)	3,240,787
91,207	TEGNA, Inc.	2,466,237
12,282	Teledyne Technologies, Inc.(b)	1,095,923
64,819	Tessera Technologies, Inc.	2,266,720
30,189	Total System Services, Inc.	1,583,413
60,000	TreeHouse Foods, Inc.(b)	5,138,400
Shares		Value
UNITED STATES (continued)
73,388	TriMas Corp.(b)	$1,468,494
74,665	Trinity Industries, Inc.	2,021,182
48,532	Twenty-First Century Fox, Inc.	1,489,447
152,452	UGI Corp.	5,590,415
25,672	United Continental Holdings, Inc.(b)	1,548,278
11,239	UnitedHealth Group, Inc.	1,323,729
20,000	Universal Health Services, Inc., Series B	2,441,800
8,532	USANA Health Sciences, Inc.(b)	1,097,215
39,289	Valero Energy Corp.	2,589,931
126,743	Vectren Corp.	5,763,004
60,000	Viacom, Inc. - Class B	2,958,600
83,872	Voya Financial, Inc.	3,402,687
64,811	VWR Corp.(b)	1,782,951
100	Walgreens Boots Alliance, Inc.	8,468
244,780	Wal-Mart Stores, Inc.	14,011,207
30,000	Walt Disney Co. (The)	3,412,200
11,744	Waters Corp.(b)	1,500,883
57,684	Werner Enterprises, Inc.	1,526,319
32,334	Western Gas Equity Partners LP	1,394,565
36,007	Western Gas Partners LP	1,840,678
36,363	Western Refining Logistics LP	942,893
85,615	Western Union Co. (The)	1,648,089
24,838	Westlake Chemical Corp.	1,496,986
33,896	World Acceptance Corp.(b)	1,292,454
33,674	World Fuel Services Corp.	1,497,146
22,210	WR Berkley Corp.	1,239,984
40,429	Yahoo!, Inc.(b)	1,440,081
50,000	Yum! Brands, Inc.	3,545,500
		721,729,912
Total Common Stocks (Cost $1,019,111,641)		1,072,714,824
CLOSED-END FUNDS — 6.6%
UNITED STATES — 6.6%
279,124	AllianceBernstein Global High Income Fund, Inc.	3,209,926
426,882	Apollo Tactical Income Fund, Inc.(c)	6,275,165
525,715	Ares Dynamic Credit Allocation Fund, Inc.(c)	7,549,267
385,000	Avenue Income Credit Strategies Fund(c)	5,039,650
526,147	Babson Capital Global Short Duration High Yield Fund(c)	9,265,449
100,709	Babson Capital Participation Investors(c)	1,374,678
334,264	Blackrock Corp. High Yield Fund, Inc.	3,473,003
706,890	BlackRock Credit Allocation Income Trust(c)	8,857,332
3,970,654	BlackRock Debt Strategies Fund, Inc.(c)	13,738,463
250,000	BlackRock Defined Opportunity Credit Trust(c)	3,295,000

44

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
UNITED STATES (continued)
825,000	BlackRock Income Trust, Inc.(c)	$5,280,000
530,000	Blackrock Limited Duration Income Trust(c)	7,844,000
1,133,941	Blackrock Multi-Sector Income Trust(c)	18,494,578
1,115,616	Blackstone/GSO Strategic Credit Fund(c)	16,221,057
662,043	Brookfield Mortgage Opportunity Income Fund, Inc.(c)	9,844,579
241,686	ClearBridge American Energy MLP Fund, Inc.(c)	2,830,143
1,228,271	ClearBridge Energy MLP Fund, Inc.	24,356,614
651,696	Cohen & Steers Limited Duration Preferred and Income Fund, Inc.(c)	14,891,254
1,180,837	Doubleline Income Solutions Fund(c)	20,853,581
115,000	Fiduciary/Claymore MLP Opportunity Fund	1,960,750
420,000	First Trust High Income Long/Short Fund(c)	6,283,200
685,000	First Trust Intermediate Duration Preferred & Income Fund(c)	15,035,750
100,041	Guggenheim Credit Allocation Fund(c)	2,031,833
255,000	Guggenheim Strategic Opportunities Fund(c)	4,630,800
1,836,832	Invesco Dynamic Credit Opportunities Fund(c)	20,021,469
3,139,239	Invesco Senior Income Trust(c)	12,996,449
325,783	KKR Income Opportunities Fund(c)	4,828,104
470,024	Legg Mason BW Global Income Opportunities Fund, Inc.(c)	5,903,501
660,280	New America High Income Fund(c)	5,473,721
329,807	NexPoint Credit Strategies Fund(c)	7,532,792
180,000	Nuveen Energy MLP Total Return Fund	2,521,800
240,544	Nuveen Mortgage Opportunity Term Fund(c)	5,431,484
401,642	Nuveen Preferred & Income Term Fund(c)	9,394,406
1,621,635	Nuveen Quality Preferred Income Fund(c)	13,459,571
1,012,508	PIMCO Corporate & Income Strategy Fund(c)	13,932,110
1,375,000	PIMCO Dynamic Credit Income Fund(c)	25,795,000
1,005,865	PIMCO Dynamic Income Fund(c)	29,743,428
47,381	PIMCO Income Strategy Fund II	436,853
662,840	Pioneer Floating Rate Trust(c)	7,271,355
Shares		Value
UNITED STATES (continued)
1,198,766	Prudential Global Short Duration High Yield Fund, Inc.(c)	$17,442,045
984,139	Prudential Short Duration High Yield Fund, Inc.(c)	14,712,878
134,909	Stone Harbor Emerging Markets Income Fund	1,829,366
659,925	Tortoise Energy Infrastructure Corp.(c)	20,226,701
1,700,000	Voya Prime Rate Trust(c)	8,602,000
1,986,624	Wells Fargo Advantage Income Opportunities Fund(c)	15,654,597
1,052,619	Western Asset High Income Fund II, Inc.(c)	7,368,333
156,419	Western Asset Mortgage Defined Opportunity Fund(c)	3,791,597
50,000	Western Asset Variable Rate Strategic Fund, Inc.(c)	817,500
Total Closed-End Funds (Cost $526,847,497)		467,823,132
EXCHANGE TRADED FUNDS — 1.7%
UNITED STATES — 1.7%
18,360	iShares Global ex USD High Yield Corporate Bond ETF	855,943
7,300	iShares iBoxx $ High Yield Corporate Bond ETF	624,661
178,436	iShares MSCI Canada Index Fund	4,246,777
395,400	iShares MSCI Germany Index Fund	10,719,294
1,184,950	iShares MSCI Singapore ETF	13,176,644
846,800	iShares MSCI Taiwan ETF	11,770,520
24,000	iShares US Preferred Stock ETF	942,240
126,000	PowerShares Senior Loan Portfolio	2,898,000
75,000	ProShares Short VIX Short-Term Futures ETF(b)	4,563,750
110,000	Schwab Short-Term U.S. Treasury ETF	5,577,000
18,000	Utilities Select Sector SPDR Fund	787,500
125,000	Vanguard FTSE Europe ETF	6,510,000
20,000	Vanguard Long-Term Bond ETF	1,793,200
86,000	Vanguard Short-Term Bond ETF	6,900,640
360,000	Vanguard Short-Term Corporate Bond ETF	28,684,800
162,579	WisdomTree Europe SmallCap Dividend Fund	9,110,927
204,400	WisdomTree Japan Hedged Equity Fund	10,892,476
Total Exchange Traded Funds (Cost $122,623,595)		120,054,372

45

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
PREFERRED STOCKS — 0.1%
UNITED STATES — 0.1%
3,500	Actavis Plc	$3,671,465
35,000	Exelon Corp.	1,461,600
104,500	New York Community Capital Trust V	5,141,400
Total Preferred Stocks (Cost $10,150,125)		10,274,465

Contracts
CALL OPTIONS PURCHASED — 0.0%
16,000	iShares MSCI South Korea Capped ETF, Strike $54.00, Expires 01/15/16	3,376,000
75	London Metal Exchange Nickel Futures, Strike $15,000.00, Expires 03/02/16	9,090
250	London Metal Exchange Zinc Futures, Strike $1,750.00, Expires 03/01/16	600,750
250	London Metal Exchange Zinc Futures, Strike $2,050.00, Expires 03/01/16	138,437
350	New York Mercantile Exchange Natural Gas Futures, Strike $3.25, Expires 03/24/16	280,700
350	New York Mercantile Exchange Natural Gas Futures, Strike $3.50, Expires 02/24/16	189,700
Total Call Options Purchased (Cost $3,624,591)		4,594,677
PUT OPTIONS PURCHASED — 0.0%
100	Chicago Board of Trade Soybean Meal Futures, Strike $300.00, Expires 11/20/15	31,000
150	Chicago Board of Trade Soybean Meal Futures, Strike $320.00, Expires 11/20/15	247,500
Total Put Options Purchased (Cost $325,325)		278,500
Principal
Amount			Value
BANK LOANS — 0.1%
UNITED STATES — 0.1%
$4,000,000		Starwood Capital Corp./Schulte Hospitality Group, Mezzanine Term Loan, 0.00%, 06/30/17(c)(e)	$3,980,000
4,000,000		Thor Equities 680 Madison Ave LLC, Mezzanine Loan, 5.22%, 08/09/17	4,000,000
Total Bank Loans (Cost $8,033,052)			7,980,000
CORPORATE BONDS — 7.9%
AUSTRALIA — 0.0%
838,000	(f)	Origin Energy Finance Ltd., 4.00%, 09/16/74(g)(h)	813,230
AUSTRIA — 0.0%
975,000		JBS Investments GmbH, 7.75%, 10/28/20(h)	1,038,862
750,000		JBS Investments GmbH, 7.75%, 10/28/20(e)	799,125
635,000	(f)	Sappi Papier Holding GmbH, 3.38%, 04/01/22(h)	663,015
			2,501,002
BELGIUM — 0.1%
5,000,000		Sofina SA, Cnv., 1.00%, 09/19/16(h)	4,962,500
BERMUDA — 0.1%
7,000,000	(i)	Celestial Nutrifoods Ltd., Cnv., 15.75%, 06/12/12(b)(c)(d)(j)(k)	999,358
1,600,000		Digicel Ltd., 6.75%, 03/01/23(h)	1,440,000
3,000,000		Horizon Pharma Investment Ltd., Cnv., 2.50%, 03/15/22(e)	2,583,750
			5,023,108
BULGARIA — 0.0%
500,000	(l)	Bulgarian Telecommunications Co. EAD, 6.63%, 11/15/18(h)	542,980
CANADA — 0.1%
2,000,000		1011778 BC ULC/New Red Finance, Inc., 6.00%, 04/01/22(e)	2,092,500
125,000		Gibson Energy, Inc., 6.75%, 07/15/21(e)	120,937
500,000		Quebecor Media, Inc., 5.75%, 01/15/23	510,050
700,000		Ultra Petroleum Corp., 5.75%, 12/15/18(e)	469,000

46

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount			Value
CANADA (continued)
$1,175,000	(l)	Valeant Pharmaceuticals International, Inc., 4.50%, 05/15/23(h)	$1,044,654
			4,237,141
CAYMAN ISLANDS — 0.1%
550,000	(m)	Brakes Capital, 7.13%, 12/15/18(h)	878,416
1,150,000		Jafz Sukuk Ltd., 7.00%, 06/19/19(h)	1,303,295
650,000		MAF Global Securities Ltd., 7.13%, 04/29/49(g)(h)	672,854
1,500,000		Petrobras Global Finance BV, 7.88%, 03/15/19	1,421,250
2,000,000		Petrobras Global Finance BV, 5.38%, 01/27/21	1,627,500
2,000,000		Siem Industries, Inc., Cnv., 1.00%, 09/12/19(h)	1,841,000
330,000		TAM Capital 3, Inc., 8.38%, 06/03/21(h)	265,650
			8,009,965
CROATIA (HRVATSKA) — 0.0%
2,100,000	(l)	Agrokor dd, 9.13%, 02/01/20(h)	2,482,461
CZECH REPUBLIC — 0.0%
825,000	(l)	CE Energy AS, 7.00%, 02/01/21(h)	933,294
1,175,000	(l)	RPG Byty Sro, 6.75%, 05/01/20(h)	1,353,593
			2,286,887
FRANCE — 0.1%
500,000	(f)	Arkema SA, 4.75%, 10/29/46(g)(h)	559,435
275,000	(f)	Autodis SA, 6.50%, 02/01/19(h)	312,837
725,000	(f)	BUT SAS, 7.38%, 09/15/19(h)	825,150
575,000	(f)	Horizon Holdings III SASU, 5.13%, 08/01/22(h)	657,591
800,000	(f)	Loxam SAS, 4.88%, 07/23/21(h)	910,510
2,300,000	(f)	Numericable-SFR SAS, 5.38%, 05/15/22(h)	2,617,718
325,000		Numericable-SFR SAS, 6.00%, 05/15/22(e)	325,812
700,000	(f)	Numericable-SFR SAS, 5.63%, 05/15/24(h)	787,691
700,000	(f)	Orange SA, 4.00%, 10/01/21(g)(h)	789,484
650,000		SPCM SA, 6.00%, 01/15/22(h)	653,250
Principal
Amount			Value
FRANCE (continued)
$300,000	(f)	TDF Infrastructure SAS, 2.88%, 10/19/22(h)	$335,637
			8,775,115
GERMANY — 0.1%
1,580,000	(f)	Deutsche Raststaetten Gruppe IV GmbH, 6.75%, 12/30/20(h)	1,873,368
1,225,000	(f)	Rapid Holding GmbH, 6.63%, 11/15/20(h)	1,367,008
1,000,000	(f)	Safari Holding Verwaltungs GmbH, 8.25%, 02/15/21(h)	1,138,248
375,000	(f)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 01/15/25(h)	412,352
225,000	(f)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 6.25%, 01/15/29(h)	274,638
			5,065,614
HONG KONG — 0.0%
9,700,000		China Milk Products Group Ltd., Cnv., 12.86%, 01/05/12(b)(c)(d)(j)(k)	1,133,154
IRELAND — 0.2%
1,875,000	(f)	Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 4.25%, 01/15/22(h)	2,082,463
1,475,000	(f)	eircom Finance Ltd., 9.25%, 05/15/20(h)	1,743,049
5,000,000		Jazz Investments I Ltd., Cnv., 1.88%, 08/15/21	5,303,125
650,000		MMC Norilsk Nickel OJSC via MMC Finance Ltd., 4.38%, 04/30/18(h)	652,590
225,000		MMC Norilsk Nickel OJSC via MMC Finance Ltd., 6.63%, 10/14/22(h)	230,625
1,725,000		Phosagro OAO via Phosagro Bond Funding Ltd., 4.20%, 02/13/18(h)	1,718,100
1,400,000	(f)	Russian Railways via RZD Capital Plc, 3.37%, 05/20/21(h)	1,420,044
			13,149,996
ITALY — 0.1%
1,525,000	(m)	Enel SpA, 7.75%, 09/10/75(g)(h)	2,547,388
125,000	(f)	Finmeccanica SpA, 4.88%, 03/24/25	152,703
425,000	(f)	Snai SpA, 7.63%, 06/15/18(h)	471,441

47

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount			Value
ITALY (continued)
$950,000	(m)	Telecom Italia SpA, 6.38%, 06/24/19	$1,594,535
			4,766,067
JAPAN — 0.0%
2,550,000	(l)	SoftBank Group Corp., 4.75%, 07/30/25(h)	2,786,330
JERSEY CHANNEL ISLANDS — 0.0%
525,000	(m)	CPUK Finance Ltd., 7.00%, 08/28/20(h)	820,464
600,000	(f)	Hastings Insurance Group Finance Plc, 8.00%, 10/21/20(h)	989,249
			1,809,713
LUXEMBOURG — 0.5%
825,000	(f)	Altice Financing SA, 5.25%, 02/15/23(h)	916,284
975,000		Altice Financing SA, 6.63%, 02/15/23(e)	977,437
1,000,000		Altice Finco SA, 8.13%, 01/15/24(e)	995,000
675,000		Altice Finco SA, 7.63%, 02/15/25(e)	639,562
1,175,000	(f)	Altice Luxembourg SA, 7.25%, 05/15/22(h)	1,253,326
550,000	(f)	Cirsa Funding Luxembourg SA, 5.88%, 05/15/23(h)	570,334
1,000,000		Cosan Luxembourg SA, 5.00%, 03/14/23(h)	840,000
200,000	(f)	Dakar Finance SA, 9.00% cash or 9.25% payment-in-kind interest, 11/15/20(h)(n)	220,324
400,000	(f)	Fiat Chrysler Finance Europe, 6.75%, 10/14/19(h)	501,441
900,000	(f)	Garfunkelux Holdco 3 SA, 7.50%, 08/01/22(h)	1,001,660
1,200,000		Gazprom OAO Via Gaz Capital SA, 8.15%, 04/11/18(h)	1,298,616
1,950,000		Gazprom OAO Via Gaz Capital SA, 6.00%, 01/23/21(h)	1,975,876
100,000	(f)	Gestamp Funding Luxembourg SA, 5.88%, 05/31/20(h)	114,501
1,000,000	(f)	Grand City Properties SA, 3.75%, 02/18/49(g)	1,041,902
2,200,000	(f)	Greif Nevada Holdings, Inc. SCS, 7.38%, 07/15/21(h)	2,818,694
750,000	(f)	Intralot Capital Luxembourg SA, 6.00%, 05/15/21(h)	763,707
1,675,000	(o)	Matterhorn Telecom SA, 3.63%, 05/01/22(h)	1,499,595
630,000		Minerva Luxembourg SA, 7.75%, 01/31/23(h)	622,125
Principal
Amount			Value
LUXEMBOURG (continued)
$2,085,000		Severstal OAO Via Steel Capital SA, 4.45%, 03/19/18(h)	$2,064,567
775,000	(f)	SIG Combibloc Holdings SCA, 7.75%, 02/15/23(h)	899,528
8,000,000		Subsea 7 SA, Cnv., 1.00%, 10/05/17(h)	7,400,000
400,000	(f)	Telecom Italia Finance SA, 7.75%, 01/24/33	584,090
1,400,000	(f)	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 05/01/22(h)	1,534,507
650,000		Tupy Overseas SA, 6.63%, 07/17/24(h)	588,250
600,000	(f)	Wind Acquisition Finance SA, 3.95%, 07/15/20(g)(h)	657,316
1,700,000	(f)	Wind Acquisition Finance SA, 4.00%, 07/15/20(h)	1,895,110
			33,673,752
MEXICO — 0.0%
350,000	(l)	Cemex SAB de CV, 4.38%, 03/05/23(h)	352,633
850,000		Grupo Posadas SAB de CV, 7.88%, 06/30/22(h)	816,000
			1,168,633
NETHERLANDS — 0.4%
1,625,000	(f)	Cable Communications Systems NV, 7.50%, 11/01/20(h)	1,885,213
1,175,000	(f)	Grupo Antolin Dutch BV, 5.13%, 06/30/22(h)	1,321,213
606,000	(f)	Hydra Dutch Holdings 2 BV, 5.45%, 04/15/19(g)(h)	630,646
400,000	(f)	Koninklijke KPN NV, 6.13%, 09/14/18(g)(h)	463,612
1,150,000	(m)	Koninklijke KPN NV, 6.88%, 03/14/73(g)(h)	1,839,312
1,225,000	(f)	LGE HoldCo VI BV, 7.13%, 05/15/24(h)	1,463,054
1,750,000		Lukoil International Finance BV, 3.42%, 04/24/18(h)	1,705,655
600,000		Majapahit Holding BV, 7.75%, 01/20/20(h)	677,100
5,000,000		NXP Semiconductors NV, Cnv., 1.00%, 12/01/19(e)	5,356,250
1,700,000	(f)	Samvardhana Motherson Automotive Systems Group BV, 4.13%, 07/15/21(h)	1,809,194
200,000	(f)	Schaeffler Finance BV, 2.75%, 05/15/19(h)	221,854
125,000	(f)	Schaeffler Finance BV, 3.25%, 05/15/25(h)	136,583

48

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount			Value
NETHERLANDS (continued)
$3,350,000	(f)	Schaeffler Holding Finance BV, 6.88% cash or 11.13% payment-in-kind interest, 08/15/18(h)(n)	$3,821,972
2,600,000	(f)	Sonae Investments BV, Cnv., 1.63%, 06/11/19(c)(h)	2,833,359
1,200,000	(f)	Telefonica Europe BV, 7.63%, 09/18/21(g)(h)	1,443,621
500,000	(f)	Telefonica Europe BV, 5.88%, 03/31/49(g)(h)	563,571
539,000	(f)	United Group BV, 7.88%, 11/15/20(h)	633,312
1,000,000		VTR Finance BV, 6.88%, 01/15/24(e)	967,500
			27,773,021
NORWAY — 0.1%
775,000	(f)	Lock AS, 5.50%, 08/15/20(g)(h)	854,360
1,150,000	(f)	Lock AS, 7.00%, 08/15/21(h)	1,322,137
1,100,000	(f)	Silk Bidco AS, 7.50%, 02/01/22(h)	1,275,056
			3,451,553
POLAND — 0.0%
450,000	(f)	Play Finance 1 SA, 6.50%, 08/01/19(h)	515,255
1,075,000	(f)	Play Finance 2 SA, 5.25%, 02/01/19(h)	1,217,588
			1,732,843
PORTUGAL — 0.0%
800,000	(f)	EDP - Energias de Portugal SA, 5.38%, 09/16/75(g)(h)	875,997
SINGAPORE — 0.1%
5,000,000	(f)	OSIM International Ltd., Cnv., 3.10%, 09/18/19(j)	3,374,973
SPAIN — 0.0%
800,000	(f)	Cellnex Telecom SAU, 3.13%, 07/27/22(h)	859,927
SWEDEN — 0.0%
1,125,000	(l)	Akelius Residential Property AB, 3.38%, 09/23/20(h)	1,248,499
425,000	(l)	Verisure Holding AB, 6.00%, 11/01/22(h)	477,867
			1,726,366
TURKEY — 0.0%
650,000		Turkiye Sise ve Cam Fabrikalari AS, 4.25%, 05/09/20(h)	636,155
Principal
Amount			Value
UNITED KINGDOM — 0.3%
$825,000	(f)	Arqiva Broadcast Finance Plc, 9.50%, 03/31/20(h)	$1,381,507
125,000	(l)	Arrow Global Finance Plc, 5.22%, 11/01/21(g)(h)	138,528
975,000	(f)	Boparan Finance Plc, 5.50%, 07/15/21(h)	1,367,777
600,000	(f)	Cognita Financing Plc, 7.75%, 08/15/21(h)	929,580
1,450,000	(f)	Co-operative Group Holdings 2011 Ltd., STEP, 5.63%, 07/08/20(h)	2,361,579
375,000	(f)	Co-operative Group Holdings 2011 Ltd., STEP, 7.50%, 07/08/26	619,019
490,000	(f)	Debenhams Plc, 5.25%, 07/15/21(h)	752,326
775,000	(f)	Infinis Plc, 7.00%, 02/15/19(h)	1,207,991
300,000		International Game Technology Plc, 5.63%, 02/15/20(e)	303,750
725,000	(l)	International Game Technology Plc, 4.75%, 02/15/23(h)	771,336
1,375,000		Jaguar Land Rover Automotive Plc, 3.50%, 03/15/20(e)	1,361,181
925,000	(f)	Jerrold Finco Plc, 9.75%, 09/15/18(h)	1,565,005
850,000	(f)	Moy Park Bondco Plc, 6.25%, 05/29/21(h)	1,338,172
1,050,000		OAS Finance Ltd., 8.00%, 07/02/21(b)(e)(k)	84,000
675,000	(f)	Premier Foods Finance Plc, 6.50%, 03/15/21(h)	966,954
950,000	(f)	Southern Water Greensands Financing Plc, 8.50%, 04/15/19(h)	1,647,576
425,000	(l)	TA Manufacturing Ltd., 3.63%, 04/15/23(h)	444,675
			17,240,956
UNITED STATES — 5.6%
4,000,000		Acorda Therapeutics, Inc., Cnv., 1.75%, 06/15/21	4,250,000
4,000,000		Allscripts Healthcare Solutions, Inc., Cnv., 1.25%, 07/01/20	4,157,500
1,500,000		AMAG Pharmaceuticals, Inc., Cnv., 2.50%, 02/15/19	2,435,625
1,250,000		Antero Resources Corp., 5.13%, 12/01/22	1,121,875
5,000,000		Apollo Commercial Real Estate Finance, Inc., Cnv., 5.50%, 03/15/19	5,012,500
6,000,000		Ares Capital Corp., Cnv., 5.13%, 06/01/16	6,045,000

49

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount			Value
UNITED STATES (continued)
$1,900,000		Argos Merger Sub, Inc., 7.13%, 03/15/23(e)	$1,999,750
7,000,000		Atlas Air Worldwide Holdings, Inc., Cnv., 2.25%, 06/01/22	5,893,125
750,000		Berry Plastics Corp., 5.13%, 07/15/23	742,500
5,000,000		BlackRock Kelso Capital Corp., Cnv., 5.50%, 02/15/18	5,162,500
1,730,000		Blackstone Mortgage Trust, Inc., Cnv., 5.25%, 12/01/18	1,811,094
4,000,000		Blucora, Inc., Cnv., 4.25%, 04/01/19	3,620,000
1,450,000		Blue Cube Spinco, Inc., 9.75%, 10/15/23(e)	1,562,375
600,000		Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22(e)	561,000
500,000		Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21(e)	452,500
675,000		BroadSoft, Inc., Cnv., 1.50%, 07/01/18	704,531
5,000,000		Brocade Communications Systems, Inc., Cnv., 1.38%, 01/01/20(e)	4,915,625
750,000		California Resources Corp., 5.50%, 09/15/21	515,625
1,000,000		California Resources Corp., 6.00%, 11/15/24	680,000
1,075,000		Calumet Specialty Products Partners LP/Calumet Finance Corp., 7.63%, 01/15/22	1,037,375
10,000,000		Cardtronics, Inc., Cnv., 1.00%, 12/01/20	9,420,000
2,000,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.88%, 05/01/27(e)	2,000,000
725,000	(l)	Cemex Finance LLC, 5.25%, 04/01/21(h)	798,442
2,000,000		Cemex Finance LLC, 9.38%, 10/12/22(e)	2,180,000
7,000,000		Chart Industries, Inc., Cnv., 2.00%, 08/01/18	6,107,500
300,000		Chesapeake Energy Corp., 4.88%, 04/15/22	186,000
1,000,000		Chesapeake Energy Corp., 5.75%, 03/15/23	630,000
6,000,000		Ciena Corp. Cnv., 0.88%, 06/15/17	5,992,500
7,000,000		Colony Capital, Inc., Cnv., 3.88%, 01/15/21	6,733,125
900,000		Concho Resources, Inc., 5.50%, 10/01/22	903,375
Principal
Amount		Value
UNITED STATES (continued)
$500,000	CONSOL Energy, Inc., 5.88%, 04/15/22	$316,250
1,025,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23(e)	871,250
750,000	Denbury Resources, Inc., 5.50%, 05/01/22	525,000
250,000	Denbury Resources, Inc., 4.63%, 07/15/23	166,875
500,000	Diamondback Energy, Inc., 7.63%, 10/01/21	532,500
1,500,000	DISH DBS Corp., 7.88%, 09/01/19	1,645,935
5,000,000	Echo Global Logistics, Inc., Cnv., 2.50%, 05/01/20	4,712,500
500,000	Eclipse Resources Corp., 8.88%, 07/15/23(e)	390,000
4,000,000	Envestnet, Inc., Cnv., 1.75%, 12/15/19	3,522,500
300,000	EP Energy LLC/Everest Acquisition Finance, Inc., 9.38%, 05/01/20	261,000
750,000	EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 09/01/22	577,500
750,000	Exterran Partners LP/EXLP Finance Corp., 6.00%, 04/01/21	648,750
300,000	Exterran Partners LP/EXLP Finance Corp., 6.00%, 10/01/22	253,500
5,000,000	Finisar Corp., Cnv., 0.50%, 12/15/33	4,471,875
1,000,000	Forum Energy Technologies, Inc., 6.25%, 10/01/21	837,500
6,000,000	General Cable Corp., Cnv.,STEP, 4.50%, 11/15/29	4,098,750
800,000	Genesis Energy LP/Genesis Energy Finance Corp., 5.63%, 06/15/24	707,000
6,000,000	GNC Holdings, Inc., Cnv., 1.50%, 08/15/20(e)	4,920,000
900,000	H&E Equipment Services, Inc., 7.00%, 09/01/22	913,500
1,500,000	Harron Communications LP/Harron Finance Corp., 9.13%, 04/01/20(e)	1,601,250
750,000	Hilcorp Energy I LP/Hilcorp Finance Co., 5.75%, 10/01/25(e)	693,750
2,500,000	Hologic, Inc., Cnv., STEP, 2.00%, 03/01/42	3,360,938
10,000,000	Hologic, Inc., Cnv., STEP, 2.00%, 12/15/43	12,693,750

50

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount			Value
UNITED STATES (continued)
$5,000,000		HomeAway, Inc., Cnv., 0.13%, 04/01/19	$4,787,500
4,000,000		Hornbeck Offshore Services, Inc., Cnv., 1.50%, 09/01/19	2,957,500
2,000,000		Huron Consulting Group Inc, 1.25%, 10/01/19	1,856,250
6,000,000		Impax Laboratories, Inc., Cnv., 2.00%, 06/15/22(e)	5,520,000
5,000,000		Isis Pharmaceuticals, Inc., Cnv., 1.00%, 11/15/21(e)	4,990,625
7,000,000		JDS Uniphase Corp., Cnv., 0.63%, 08/15/33	6,654,375
2,000,000		KB Home, Cnv., 1.38%, 02/01/19	1,838,750
500,000		Laredo Petroleum, Inc., 5.63%, 01/15/22	470,000
175,000		Legacy Reserves LP/Legacy Reserves Finance Corp., 8.00%, 12/01/20	124,250
1,000,000		Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21	660,000
28,984,645		Liberty Interactive LLC, Cnv., 3.75%, 02/15/30(c)	17,100,940
7,000,000		LinkedIn Corp., Cnv., 0.50%, 11/01/19(c)(e)	7,599,375
7,000,000		Live Nation Entertainment, Inc., Cnv., 2.50%, 05/15/19	7,551,250
925,000		MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.88%, 12/01/24	872,969
975,000		Matador Resources Co., 6.88%, 04/15/23	977,437
1,250,000		Memorial Production Partners LP/Memorial Production Finance Corp., 6.88%, 08/01/22	787,500
5,000,000		MercadoLibre, Inc., Cnv., 2.25%, 07/01/19	5,184,375
3,000,000		Meritage Homes Corp., Cnv., 1.88%, 09/15/32	2,990,625
8,000,000		Meritor, Inc., Cnv., STEP, 4.00%, 02/15/27	7,865,000
5,000,000		Micron Technology Inc., Series G, Cnv., 3.00%, 11/15/43	4,525,000
1,500,000		Micron Technology, Inc., Cnv., Series E, 1.63%, 02/15/33	2,421,375
1,325,000	(l)	MPT Operating Partnership LP/MPT Finance Corp., REIT, 5.75%, 10/01/20	1,548,539
Principal
Amount			Value
UNITED STATES (continued)
$900,000	(l)	MPT Operating Partnership LP/MPT Finance Corp., REIT, 4.00%, 08/19/22	$1,001,660
2,000,000		National Health Investors, Inc., Cnv., 3.25%, 04/01/21	1,943,750
200,000		Neptune Finco Corp., 10.13%, 01/15/23(e)	211,500
275,000		Neptune Finco Corp., 6.63%, 10/15/25(e)	289,437
200,000		Neptune Finco Corp., 10.88%, 10/15/25(e)	213,500
1,500,000		Netflix, Inc., 5.50%, 02/15/22(e)	1,582,500
300,000		Newfield Exploration Co., 5.75%, 01/30/22	304,500
500,000		NuStar Logistics LP, 6.75%, 02/01/21	520,000
500,000		Oasis Petroleum, Inc., 7.25%, 02/01/19	477,500
350,000		Oasis Petroleum, Inc., 6.50%, 11/01/21	298,375
8,000,000		ON Semiconductor Corp., Cnv., 1.00%, 12/01/20(e)	7,860,000
1,500,000		Owens-Brockway Glass Container, Inc., 6.38%, 08/15/25(e)	1,597,500
750,000		Pilgrim’s Pride Corp., 5.75%, 03/15/25(e)	766,875
7,000,000		Priceline Group, Inc. (The), Cnv., 0.90%, 09/15/21(c)	7,428,750
200,000	(l)	PSPC Escrow Corp., 6.00%, 02/01/23(h)	181,222
300,000		Rex Energy Corp., 8.88%, 12/01/20	150,000
300,000		Rex Energy Corp., 6.25%, 08/01/22	123,000
500,000		Rice Energy, Inc., 6.25%, 05/01/22	452,500
150,000		Rice Energy, Inc., 7.25%, 05/01/23(e)	138,750
3,000,000		Rovi Corp., Cnv., 0.50%, 03/01/20(e)	2,238,750
500,000		Sabine Pass Liquefaction LLC, 5.75%, 05/15/24	482,500
625,000		Sabine Pass Liquefaction LLC, 5.63%, 03/01/25(e)	599,219
500,000		Safway Group Holding LLC/Safway Finance Corp., 7.00%, 05/15/18(e)	513,750
17,000,000		SanDisk Corp., Cnv., 0.50%, 10/15/20	17,924,375
611,000		SEACOR Holdings, Inc., Cnv., 3.00%, 11/15/28	497,583
12,000,000		ShengdaTech, Inc., Cnv., 6.50%, 12/15/15(b)(c)(d)(e)(k)	1,200,000

51

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount			Value
UNITED STATES (continued)
$5,000,000		Shutterfly, Inc., Cnv., 0.25%, 05/15/18	$4,784,375
250,000		SM Energy Co., 6.50%, 11/15/21	246,250
500,000		SM Energy Co., 6.13%, 11/15/22	485,000
450,000		SM Energy Co., 5.63%, 06/01/25	409,500
2,595,000		Southern Star Central Corp., 5.13%, 07/15/22(e)	2,517,150
15,000,000		Starwood Property Trust, Inc., Cnv., 3.75%, 10/15/17	14,878,125
9,900,000		Starwood Property Trust, Inc., Cnv., REIT, 4.55%, 03/01/18	10,011,375
3,000,000		Starwood Waypoint Residential Trust, Cnv., 3.00%, 07/01/19	2,923,125
2,500,000		Starwood Waypoint Residential Trust, Cnv., REIT, 4.50%, 10/15/17	2,560,937
8,000,000		Tesla Motors, Inc., Cnv., 0.25%, 03/01/19	7,220,000
4,000,000		Tesla Motors, Inc., Cnv., 1.25%, 03/01/21	3,495,000
500,000		Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20	520,000
2,300,000		Titan Machinery, Inc., Cnv., 3.75%, 05/01/19	1,712,063
6,000,000		TiVo, Inc., Cnv., 2.00%, 10/01/21	5,287,500
1,500,000		T-Mobile USA, Inc., 6.63%, 04/01/23	1,532,340
1,250,000		TPC Group, Inc., 8.75%, 12/15/20(e)	1,022,000
5,000,000		Twitter, Inc., Cnv., 0.25%, 09/15/19	4,431,250
800,000		Unit Corp., 6.63%, 05/15/21	640,000
9,000,000		Vector Group Ltd., Cnv., 1.75%, 04/15/20(g)	10,355,625
2,370,000	(m)	Virgin Media Secured Finance Plc, 6.00%, 04/15/21(h)	3,859,269
250,000	(l)	VWR Funding, Inc., 4.63%, 04/15/22(h)	262,404
27,800,000		Washington Mutual Bank, 5.55%, 12/31/49(b)(k)	6,428,750
24,750,000		Washington Mutual Bank, 5.55%, 12/31/49(b)(k)	5,723,438
4,800,000		Washington Mutual Bank, 5.55%, 12/31/49(b)(k)	1,110,000
3,000,000		Washington Mutual Bank, 5.55%, 12/31/49(b)(k)	693,750
Principal
Amount			Value
UNITED STATES (continued)
$2,000,000		Washington Mutual Bank, 5.55%, 12/31/49(b)(k)	$462,500
5,000,000		Web.com Group, Inc., Cnv., 1.00%, 08/15/18	4,884,375
5,000,000		WebMD Health Corp., Cnv., 2.25%, 03/31/16	5,009,375
9,000,000		WebMD Health Corp., Cnv., 2.50%, 01/31/18	9,028,125
2,000,000		WebMD Health Corp., Cnv., 1.50%, 12/01/20	2,071,250
7,000,000		Wright Medical Group, Inc., Cnv., 2.00%, 02/15/20(e)	6,615,000
2,000,000		Yahoo!, Inc., Cnv., 0.34%, 12/01/18(j)	1,996,250
			397,810,547
Total Corporate Bonds (Cost $592,113,670)			558,669,986
GOVERNMENT BONDS — 3.2%
BRAZIL — 0.3%
4,270,000	(f)	Brazil Letras do Tesouro Nacional, 11.31%, 01/01/16(j)	1,082,313
510,000	(f)	Brazil Letras do Tesouro Nacional, 11.29%, 07/01/16(j)	120,557
1,620,000	(f)	Brazil Letras do Tesouro Nacional, 11.31%, 10/01/16(j)	368,557
7,730,000	(f)	Brazil Letras do Tesouro Nacional, 15.26%, 01/01/19(j)	1,257,173
13,920,000	(f)	Brazil Letras do Tesouro Nacional, 15.20%, 07/01/19(j)	2,104,869
1,410,000	(f)	Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/19	991,672
160,000	(f)	Brazil Notas do Tesouro Nacional, Series B, 6.00%, 08/15/20	108,848
840,000	(f)	Brazil Notas do Tesouro Nacional, Series B, 6.00%, 08/15/22	557,271
1,292,000	(f)	Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/23	865,487
80,000	(f)	Brazil Notas do Tesouro Nacional, Series B, 6.00%, 08/15/24	52,253
2,400,000	(f)	Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/45	1,500,998
21,010,000	(f)	Brazil Notas do Tesouro Nacional, Series F, 3.84%, 01/01/17	5,341,674
7,570,000	(f)	Brazil Notas do Tesouro Nacional, Series F, 3.37%, 01/01/21	1,652,832

52

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount			Value
BRAZIL (continued)
$3,200,000	(f)	Brazil Notas do Tesouro Nacional, Series F, 3.15%, 01/01/23	$662,968
14,590,000	(f)	Brazil Notas do Tesouro Nacional, Series F, 2.89%, 01/01/25	2,900,892
			19,568,364
HUNGARY — 0.1%
375,120,000	(f)	Hungary Government Bond, 6.75%, 11/24/17	1,477,257
22,290,000	(f)	Hungary Government Bond, 5.50%, 12/20/18	87,113
17,070,000	(f)	Hungary Government Bond, 5.50%, 06/24/25	70,688
1,444,000	(f)	Hungary Government International Bond, 6.00%, 01/11/19	1,835,048
2,800,000		Hungary Government International Bond, 6.25%, 01/29/20	3,160,948
3,840,000		Hungary Government International Bond, 6.38%, 03/29/21	4,415,616
			11,046,670
INDONESIA — 0.2%
2,780,000,000	(f)	Indonesia Treasury Bill, 6.44%, 01/07/16(j)	200,828
3,590,000,000	(f)	Indonesia Treasury Bond, 9.00%, 09/15/18	263,627
15,527,000,000	(f)	Indonesia Treasury Bond, 7.88%, 04/15/19	1,102,811
1,932,000,000	(f)	Indonesia Treasury Bond, 11.50%, 09/15/19	153,150
7,727,000,000	(f)	Indonesia Treasury Bond, 11.00%, 11/15/20	614,790
41,593,000,000	(f)	Indonesia Treasury Bond, 12.80%, 06/15/21	3,557,501
5,140,000,000	(f)	Indonesia Treasury Bond, 8.25%, 07/15/21	365,518
18,748,000,000	(f)	Indonesia Treasury Bond, 7.00%, 05/15/22	1,241,835
33,556,000,000	(f)	Indonesia Treasury Bond, 12.90%, 06/15/22	2,930,462
11,791,000,000	(f)	Indonesia Treasury Bond, 10.25%, 07/15/22	916,071
19,316,000,000	(f)	Indonesia Treasury Bond, 5.63%, 05/15/23	1,154,553
5,669,000,000	(f)	Indonesia Treasury Bond, 8.38%, 03/15/24	403,438
5,565,000,000	(f)	Indonesia Treasury Bond, 8.38%, 09/15/26	390,043
388,000,000	(f)	Indonesia Treasury Bond, 9.00%, 03/15/29	28,134
Principal
Amount			Value
INDONESIA (continued)
$4,640,000,000	(f)	Indonesia Treasury Bond, 8.38%, 03/15/34	$315,974
			13,638,735
IRELAND — 0.1%
3,489,060	(f)	Ireland Government Bond, 5.40%, 03/13/25	5,283,660
MALAYSIA — 0.4%
20,860,000	(f)	Bank Negara Malaysia Monetary Notes, 3.35%, 12/08/15(j)	4,841,690
40,000	(f)	Bank Negara Malaysia Monetary Notes, 3.06%, 03/01/16(j)	9,221
9,433,000	(f)	Bank Negara Malaysia Monetary Notes, 3.05%, 04/19/16(j)	2,166,110
20,000	(f)	Bank Negara Malaysia Monetary Notes, 3.04%, 05/03/16(j)	4,587
690,000	(f)	Bank Negara Malaysia Monetary Notes, 2.74%, 05/12/16(j)	158,147
930,000	(f)	Bank Negara Malaysia Monetary Notes, 3.08%, 06/07/16(j)	212,699
1,180,000	(f)	Bank Negara Malaysia Monetary Notes, 3.04%, 07/19/16(j)	268,826
36,810,000	(f)	Bank Negara Malaysia Monetary Notes, 3.05%, 09/15/16(j)	8,348,904
43,940,000	(f)	Bank Negara Malaysia Monetary Notes, 3.08%, 09/22/16(j)	9,961,472
390,000	(f)	Bank Negara Malaysia Monetary Notes, 3.04%, 10/06/16(j)	88,294
1,510,000	(f)	Bank Negara Malaysia Monetary Notes, 3.04%, 10/11/16(j)	341,782
1,190,000	(f)	Bank Negara Malaysia Monetary Notes, 3.04%, 10/18/16(j)	269,193
6,858,000	(f)	Malaysia Government Bond, 3.17%, 07/15/16	1,601,206
5,015,000	(f)	Malaysia Government Bond, 4.26%, 09/15/16	1,181,315
2,220,000	(f)	Malaysia Government Bond, 3.81%, 02/15/17	523,825
2,790,000	(f)	Malaysia Government Bond, 3.39%, 03/15/17	652,602
90,000	(f)	Malaysia Treasury Bill, 3.06%, 12/04/15(j)	20,896

53

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount			Value
MALAYSIA (continued)
$760,000	(f)	Malaysia Treasury Bill, 2.82%, 12/11/15(j)	$176,356
10,000	(f)	Malaysia Treasury Bill, 3.08%, 01/22/16(j)	2,313
10,000	(f)	Malaysia Treasury Bill, 2.96%, 04/29/16(j)	2,294
130,000	(f)	Malaysia Treasury Bill, 2.79%, 05/27/16(j)	29,759
20,000	(f)	Malaysia Treasury Bill, 3.04%, 08/05/16(j)	4,552
			30,866,043
MEXICO — 0.7%
105,043,000	(f)	Mexican Bonos, 8.00%, 12/17/15	6,391,745
71,850,000	(f)	Mexican Bonos, 6.25%, 06/16/16	4,424,205
113,190,000	(f)	Mexican Bonos, 7.25%, 12/15/16	7,127,794
23,900,000	(f)	Mexican Bonos, 7.75%, 12/14/17	1,556,136
2,720,000	(f)	Mexican Udibonos, 5.00%, 06/16/16	904,406
2,712,000	(f)	Mexican Udibonos, 3.50%, 12/14/17	928,834
1,851,000	(f)	Mexican Udibonos, 4.00%, 06/13/19	647,458
1,465,000	(f)	Mexican Udibonos, 2.50%, 12/10/20	484,352
78,881,000	(f)	Mexico Cetes, 3.23%, 11/12/15(j)	477,031
43,174,000	(f)	Mexico Cetes, 1.50%, 11/26/15(j)	260,788
117,624,000	(f)	Mexico Cetes, 3.66%, 12/03/15(j)	710,082
194,929,000	(f)	Mexico Cetes, 3.46%, 12/10/15(j)	1,176,067
40,425,000	(f)	Mexico Cetes, 3.25%, 12/24/15(j)	243,613
259,614,000	(f)	Mexico Cetes, 2.97%, 01/07/16(j)	1,562,481
43,929,000	(f)	Mexico Cetes, 3.28%, 01/21/16(j)	264,035
258,668,000	(f)	Mexico Cetes, 3.58%, 02/04/16(j)	1,552,731
631,652,000	(f)	Mexico Cetes, 3.56%, 02/18/16(j)	3,786,554
584,559,000	(f)	Mexico Cetes, 3.39%, 03/03/16(j)	3,499,434
38,399,000	(f)	Mexico Cetes, 3.25%, 03/17/16(j)	229,551
630,028,000	(f)	Mexico Cetes, 2.31%, 03/31/16(j)	3,760,952
Principal
Amount			Value
MEXICO (continued)
$152,232,000	(f)	Mexico Cetes, 3.28%, 04/14/16(j)	$907,606
93,787,000	(f)	Mexico Cetes, 3.22%, 04/28/16(j)	558,442
130,794,000	(f)	Mexico Cetes, 3.25%, 05/26/16(j)	776,713
161,211,000	(f)	Mexico Cetes, 3.25%, 06/23/16(j)	954,727
624,861,000	(f)	Mexico Cetes, 3.21%, 08/18/16(j)	3,679,870
12,317,000	(f)	Mexico Cetes, 3.20%, 10/13/16(j)	72,077
			46,937,684
PHILIPPINES — 0.1%
970,000	(f)	Philippine Government Bond, 7.00%, 01/27/16	20,947
44,300,000	(f)	Philippine Government Bond, 1.63%, 04/25/16	942,450
312,450,000	(f)	Philippine Government Bond, 9.13%, 09/04/16	7,043,946
1,640,000	(f)	Philippine Treasury Bill, 1.37%, 11/04/15(j)	35,020
4,060,000	(f)	Philippine Treasury Bill, 1.45%, 12/02/15(j)	86,534
680,000	(f)	Philippine Treasury Bill, 1.06%, 02/03/16(j)	14,501
4,510,000	(f)	Philippine Treasury Bill, 1.05%, 03/09/16(j)	95,884
5,020,000	(f)	Philippine Treasury Bill, 1.37%, 09/07/16(j)	105,772
			8,345,054
POLAND — 0.2%
28,470,000	(f)	Poland Government Bond, 2.94%, 01/25/16(j)	7,341,670
8,188,000	(f)	Poland Government Bond, 1.79%, 01/25/17(g)	2,118,220
8,307,000	(f)	Poland Government Bond, 1.79%, 01/25/21(g)	2,112,676
			11,572,566
PORTUGAL — 0.0%
2,560,000		Portugal Government International Bond, 5.13%, 10/15/24(e)	2,703,360
SERBIA — 0.1%
1,540,000		Republic of Serbia, 5.25%, 11/21/17(e)	1,604,492
3,280,000		Republic of Serbia, 7.25%, 09/28/21(e)	3,748,712
			5,353,204

54

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount			Value
SINGAPORE — 0.1%
$9,420,000	(f)	Monetary Authority of Singapore, 0.97%, 11/06/15(j)	$6,723,590
SLOVENIA — 0.0%
2,660,000		Slovenia Government International Bond, 5.50%, 10/26/22(e)	3,010,210
400,000		Slovenia Government International Bond, 5.85%, 05/10/23(e)	462,500
			3,472,710
SOUTH KOREA — 0.7%
2,734,100,000	(f)	Korea Monetary Stabilization Bond, 1.34%, 11/10/15(j)	2,397,437
1,227,100,000	(f)	Korea Monetary Stabilization Bond, 2.90%, 12/02/15	1,077,692
483,000,000	(f)	Korea Monetary Stabilization Bond, 1.52%, 12/15/15(j)	422,861
434,500,000	(f)	Korea Monetary Stabilization Bond, 1.49%, 01/05/16(j)	380,082
1,085,200,000	(f)	Korea Monetary Stabilization Bond, 1.49%, 01/12/16(j)	949,009
6,850,980,000	(f)	Korea Monetary Stabilization Bond, 2.80%, 04/02/16	6,041,344
26,400,000	(f)	Korea Monetary Stabilization Bond, 1.50%, 04/19/16(j)	22,991
532,200,000	(f)	Korea Monetary Stabilization Bond, 1.74%, 05/09/16	467,287
6,862,000,000	(f)	Korea Monetary Stabilization Bond, 2.79%, 06/02/16	6,062,985
325,600,000	(f)	Korea Monetary Stabilization Bond, 1.62%, 06/09/16	285,716
77,500,000	(f)	Korea Monetary Stabilization Bond, 1.57%, 07/09/16	67,984
14,296,000,000	(f)	Korea Monetary Stabilization Bond, 2.46%, 08/02/16	12,624,093
2,506,200,000	(f)	Korea Monetary Stabilization Bond, 1.56%, 08/09/16	2,203,776
312,500,000	(f)	Korea Monetary Stabilization Bond, 1.52%, 09/09/16	273,993
2,990,700,000	(f)	Korea Monetary Stabilization Bond, 2.22%, 10/02/16	2,638,298
1,537,800,000	(f)	Korea Monetary Stabilization Bond, 1.53%, 10/08/16	1,348,195
6,521,400,000	(f)	Korea Monetary Stabilization Bond, 2.07%, 12/02/16	5,748,842
769,600,000	(f)	Korea Monetary Stabilization Bond, 1.96%, 02/02/17	677,955
2,153,100,000	(f)	Korea Treasury Bond, 2.75%, 06/10/16	1,902,298
1,634,040,000	(f)	Korea Treasury Bond, 3.00%, 12/10/16	1,455,034
			47,047,872
Principal
Amount			Value
SRI LANKA — 0.0%
$120,600,000	(f)	Sri Lanka Government Bonds, 10.60%, 07/01/19	$892,808
3,400,000	(f)	Sri Lanka Government Bonds, 10.60%, 09/15/19	25,172
20,380,000	(f)	Sri Lanka Government Bonds, 9.25%, 05/01/20	146,004
101,930,000	(f)	Sri Lanka Government Bonds, 11.00%, 08/01/21	770,474
			1,834,458
UKRAINE — 0.2%
200,000		Financing of Infrastrucural Projects State Enterprise, 7.40%, 04/20/18(e)	156,500
100,000	(f)	Ukraine Government International Bond, 4.95%, 10/13/15(e)	85,773
200,000		Ukraine Government International Bond, 6.25%, 06/17/16(e)	155,000
4,230,000		Ukraine Government International Bond, 9.25%, 07/24/17(e)	3,309,975
1,350,000		Ukraine Government International Bond, 6.75%, 11/14/17(e)	1,056,375
9,900,000		Ukraine Government International Bond, 7.75%, 09/23/20(e)	7,722,000
1,580,000		Ukraine Government International Bond, 7.80%, 11/28/22(e)	1,232,400
			13,718,023
Total Government Bonds (Cost $250,838,360)			228,111,993
ASSET-BACKED SECURITIES — 8.4%
CAYMAN ISLANDS — 2.2%
11,750,000		Adams Mill CLO Ltd., Series 2014-1A, Class F, 5.98%, 07/15/26(c)(e)(g)	8,888,621
7,500,000		Adams Mill CLO Ltd., Series 2014-1A, Class SUB, 1.00%, 07/15/26(c)(e)(j)	3,669,023
3,000,000		ALM VI Ltd., Series 2012-6A, Class DR, 5.94%, 07/15/26(e)(g)	2,867,236
2,000,000		ALM XVI Ltd., Series 2015-16A, Class D, 5.61%, 07/15/27(e)(g)	1,707,596
2,500,000		Anchorage Capital CLO Ltd., Series 2015-6A, Class F, 6.22%, 04/15/27(e)(g)	1,970,752
3,500,000		Apidos CLO XIX, Series 2014-19A, Class E, 5.77%, 10/17/26(e)(g)	3,012,374
5,000,000		Apidos CLO XVIII, Series 2014-18A, Class D, 5.52%, 07/22/26(e)(g)	4,262,465

55

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
CAYMAN ISLANDS (continued)
$2,500,000	Apidos CLO XX, Series 2015-20A, Class D, 5.92%, 01/16/27(e)(g)	$2,174,762
1,000,000	Ares XXXIII CLO Ltd., Series 2015-1A, Class D, 6.56%, 12/05/25(e)(g)	904,024
2,000,000	Ares XXXVII CLO Ltd., Series 2015-4A, Class D2, 7.35%, 10/15/26(e)(g)	1,900,000
650,000	Atlas Senior Loan Fund Ltd., Series 2012-1A, Class B2L, 6.57%, 08/15/24(e)(g)	635,577
5,000,000	Atrium XI, Series 11A, Class E, 5.39%, 10/23/25(e)(g)	4,285,539
2,000,000	Atrium XII, Series 12A, Class E, 5.95%, 10/22/26(e)(g)	1,832,600
2,500,000	Babson CLO Ltd., Series 2014-3A, Class E1, 5.42%, 01/15/26(e)(g)	2,080,745
750,000	Babson CLO Ltd., Series 2015-2A, Class E, 5.84%, 07/20/27(e)(g)	649,622
2,000,000	Battalion CLO IX Ltd., Series 2015-9A, Class D, 4.22%, 07/15/28(e)(g)	1,858,247
1,250,000	Battalion CLO VII Ltd., Series 2014-7A, Class D, 5.62%, 10/17/26(e)(g)	1,056,411
1,500,000	Battalion CLO VIII Ltd., Series 2015-8A, Class D, 5.77%, 04/18/27(e)(g)	1,274,433
2,500,000	Benefit Street Partners CLO V Ltd., Series 2014-VA, Class E, 5.44%, 10/20/26(e)(g)	2,117,018
1,250,000	Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class D, 5.87%, 04/18/27(e)(g)	1,080,318
2,250,000	Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class C, 4.22%, 01/20/28(e)(g)	2,087,145
1,250,000	Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class D, 5.82%, 01/20/28(e)(g)	1,057,500
650,000	BlueMountain CLO Ltd., Series 2011-1A, Class E, 6.07%, 08/16/22(e)(g)	653,234
1,250,000	BlueMountain CLO Ltd., Series 2014-4A, Class E, 5.62%, 11/30/26(e)(g)	1,089,786
1,500,000	BlueMountain CLO Ltd., Series 2015-1A, Class D, 5.77%, 04/13/27(e)(g)	1,317,137
500,000	BlueMountain CLO Ltd., Series 2015-2A, Class E, 5.63%, 07/18/27(e)(g)	429,172
1,500,000	Carlyle Global Market Strategies CLO 2015-3 Ltd., Series 2015-3A, Class D, 6.16%, 07/28/28(e)(g)	1,322,071
Principal
Amount		Value
CAYMAN ISLANDS (continued)
$1,500,000	Carlyle Global Market Strategies CLO Ltd., Series 2015-1A, Class E1, 5.59%, 04/20/27(e)(g)	$1,303,144
1,000,000	Carlyle Global Market Strategies CLO, Series 2015-2A, Class D, 5.57%, 04/27/27(e)(g)	869,926
1,500,000	CIFC Funding Ltd., Series 2012-2A, Class B2R, 6.08%, 05/26/27(e)(g)	1,440,989
1,000,000	Dryden Senior Loan Fund, Series 2014-36A, Class E, 5.51%, 11/09/25(e)(g)	849,214
600,000	Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class E, 5.82%, 04/17/22(e)(g)	570,314
2,000,000	Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class E, 5.87%, 04/18/27(e)(g)	1,767,771
3,000,000	Gramercy Park CLO Ltd., Series 2012-1AR, Class DR, 5.79%, 07/17/23(e)(g)	2,948,798
21,500,000	Jackson Mill CLO Ltd., Series 2015-1A, Class E, 5.22%, 04/15/27(c)(e)(g)	17,640,292
20,000,000	Jackson Mill CLO Ltd., Series 2015-1A, Class SUB, 1.00%, 04/15/27(c)(e)(j)	14,122,800
8,000,000	Jefferson Mill CLO Ltd., Series 2015-1A, Class F, 6.78%, 07/20/27(c)(e)(g)	6,700,080
8,000,000	Jefferson Mill CLO Ltd., Series 2015-1A, Class SUB, 1.00%, 07/20/27(c)(e)(j)	4,157,040
1,500,000	LCM XVIII LP, Series -18A, Class D, 4.12%, 04/20/27(e)(g)	1,408,282
1,000,000	LCM XVIII LP, Series 18A, Class E, 10.00%, 04/20/27(e)(j)	732,070
1,000,000	LCM XVIII LP, Series 18A, Class E, 5.64%, 04/20/27(e)(g)	870,331
1,000,000	Madison Park Funding Ltd., Series 2012-9A, Class E, 5.57%, 08/15/22(e)(g)	923,641
1,000,000	Madison Park Funding XV Ltd., Series 2014-15A, Class D, 5.75%, 01/27/26(e)(g)	880,318
1,250,000	Neuberger Berman CLO XII Ltd., Series 2012-12AR, Class ER, 6.55%, 07/25/23(e)(g)	1,194,790
1,000,000	Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class D, 5.53%, 11/14/25(e)(g)	834,959
1,250,000	Octagon Investment Partners XXII Ltd., Series 2014-1A, Class E1, 5.57%, 11/22/25(e)(g)	1,064,166
5,000,000	Octagon Loan Funding Ltd., Series 2014-1A, Class E, 5.52%, 11/18/26(e)(g)	4,247,045

56

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
CAYMAN ISLANDS (continued)
$1,375,000	OHA Credit Partners XI Ltd., Series 2015-11A, Class E, 7.02%, 10/20/28(e)(g)	$1,270,938
1,750,000	OZLM Funding III Ltd., Series 2013-3A, Class D, 5.32%, 01/22/25(e)(g)	1,509,160
1,750,000	OZLM Funding Ltd., Series 2012-1A, Class DR, 7.02%, 07/22/27(e)(g)	1,717,108
2,500,000	OZLM VII Ltd., Series 2014-7A, Class D, 5.32%, 07/17/26(e)(g)	2,076,117
1,000,000	OZLM XI Ltd., Series 2015-11A, Class D, 5.70%, 01/30/27(e)(g)	858,272
1,250,000	OZLM XIII Ltd., Series 2015-13A, Class D, 5.73%, 07/30/27(e)(g)	1,055,811
2,000,000	Regatta V Funding Ltd., Series 2014-1A, Class D, 5.20%, 10/25/26(e)(g)	1,635,360
1,650,000	Sound Point CLO III Ltd., Series 2013-2A, Class E, 4.92%, 07/15/25(e)(g)	1,369,991
1,000,000	Sound Point CLO IX Ltd., Series 2015-2A, Class E, 5.97%, 07/20/27(e)(g)	852,200
1,000,000	Stewart Park CLO Ltd., Series 2015-1A, Class E, 5.77%, 04/15/26(e)(g)	869,746
1,500,000	Symphony CLO XV Ltd., Series 2014-15A, Class E, 5.37%, 10/17/26(e)(g)	1,290,461
1,000,000	Voya CLO Ltd., Series 2012-2AR, Class ER, 6.32%, 10/15/22(e)(g)	938,656
1,000,000	Voya CLO Ltd., Series 2014-4A, Class D, 5.82%, 10/14/26(e)(g)	844,584
3,750,000	Voya CLO Ltd., Series 2015-1A, Class E, 6.82%, 04/18/27(e)(g)	3,110,703
11,250,000	Washington Mill CLO Ltd., Series 2014-1A, Class F, 5.79%, 04/20/26(c)(e)(g)	8,110,237
17,600,000	Washington Mill CLO Ltd., Series 2014-1A, Class SUB, 0.99%, 04/20/26(c)(e)(j)	7,659,369
		155,878,091
UNITED STATES — 6.2%
12,764,716	Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 0.44%, 05/25/35(g)	9,911,419
10,176,409	Bayview Financial Revolving Asset Trust, Series 2004-B, Class A1, 1.19%, 05/28/39(e)(g)	8,037,705
3,169,240	Bear Stearns Asset Backed Securities I Trust, Series 2006-EC2, Class M2, 0.62%, 02/25/36(g)	2,702,386
9,203,609	Bear Stearns Asset Backed Securities I Trust, Series 2006-HE10, Class 22A, 0.34%, 12/25/36(g)	7,423,355
Principal
Amount		Value
UNITED STATES (continued)
$3,976,880	Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 22A1, 0.54%, 03/25/36(g)	$1,427,748
3,976,880	Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 22A3, 0.54%, 03/25/36(g)	1,427,748
16,908,837	Bear Stearns Asset-Backed Securities Trust, Series 2006-AQ1, Class 2A2, 0.40%, 10/25/36(g)	13,389,022
8,000,000	Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M1, 1.00%, 12/25/36(e)(g)	7,445,964
3,839,462	Bombardier Capital Mortgage Securitization Pass-Through Certificates, Series 2000-A, Class A2, 7.58%, 06/15/30(g)	2,094,937
3,599,496	Bombardier Capital Mortgage Securitization Pass-Through Certificates, Series 2000-A, Class A3, 7.83%, 06/15/30(g)	1,988,898
6,095,146	Bombardier Capital Mortgage Securitization Pass-Through Certificates, Series 2000-A, Class A4, 8.29%, 06/15/30(g)	3,443,916
3,800,000	Carrington Mortgage Loan Trust Series, Series 2006-NC2, Class A3, 0.34%, 06/25/36(g)	3,228,195
8,203,000	Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A3, 0.34%, 07/25/36(g)	6,759,108
3,900,990	Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A2, 0.39%, 02/25/37(g)	3,676,375
4,884,740	Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A4, 0.61%, 02/25/37(g)	3,143,863
8,250,000	Carrington Mortgage Loan Trust, Series 2007-RFC1, Class A3, 0.33%, 12/25/36(g)	5,281,492
5,700,000	Carrington Mortgage Loan Trust, Series 2007-RFC1, Class A4, 0.41%, 12/25/36(g)	3,694,324
4,175,222	Conseco Financial Corp., Series 1997-7, Class M1, 7.03%, 07/15/28.	3,974,127
4,929,886	Countrywide Asset-Backed Certificates Trust, Series 2006-9, Class 2AV, 0.32%, 10/25/46(g)	3,712,579
2,375,347	Countrywide Asset-Backed Certificates, Series 2006-11, Class 3AV2, 0.35%, 09/25/46(g)	2,122,066
7,785,636	Countrywide Asset-Backed Certificates, Series 2006-12, Class 2A2, 0.34%, 12/25/36(g)	7,438,296
11,167,102	Countrywide Asset-Backed Certificates, Series 2006-16, Class 1A, 0.33%, 12/25/46(g)	8,251,260

57

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
UNITED STATES (continued)
$6,046,521	Countrywide Asset-Backed Certificates, Series 2006-19, Class 2A2, 0.35%, 03/25/37(g)	$5,602,012
6,802,415	Countrywide Asset-Backed Certificates, Series 2006-BC5, Class 2A3, 0.36%, 03/25/37(g)	6,926,078
3,277,619	Countrywide Asset-Backed Certificates, Series 2006-S3, Class A3, STEP, 6.29%, 06/25/21	3,347,366
2,890,831	Countrywide Asset-Backed Certificates, Series 2007-4, Class A2, 5.53%, 04/25/47(g)	3,118,078
7,857,457	Countrywide Asset-Backed Certificates, Series 2007-S3, Class A3, 0.57%, 05/25/37(g)	6,727,109
4,165,827	Countrywide Home Equity Loan Trust, Series 2006-S5, Class A4, 5.84%, 06/25/35	4,051,910
5,295,543	Countrywide Home Equity Loan Trust, Series 2006-S5, Class A5, 6.16%, 06/25/35	4,811,984
3,540,359	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, 0.50%, 12/15/33(e)(g)	2,879,020
3,317,662	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4T1B, 0.44%, 02/15/30(e)(g)	2,752,763
3,018,060	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 5B1B, 0.39%, 05/15/35(e)(g)	2,536,589
3,189,363	Credit-Based Asset Servicing & Securitization LLC Trust, Series 2006-CB9, Class A3, 0.35%, 11/25/36(g)	1,755,039
8,137,330	Fieldstone Mortgage Investment Trust, Series 2006-3, Class 2A3, 0.35%, 11/25/36(g)	4,478,622
6,198,604	First Franklin Mortgage Loan Trust Asset Backed Certificates, Series 2007-FF2, Class A2C, 0.35%, 03/25/37(g)	3,963,235
8,779,895	Fremont Home Loan Trust, Series 2006-3, Class 2A3, 0.37%, 02/25/37(g)	4,912,441
7,601,843	Fremont Home Loan Trust, Series 2006-E, Class 2A3, 0.34%, 01/25/37(g)	3,922,824
6,005,938	GFT Mortgage Loan Trust, Series 2015-GFT1, Class A, STEP, 3.72%, 01/25/55(e)	5,936,870
5,954,269	GMAC Mortgage Home Equity Loan Trust, Series 2005-HE3, Class A3, 0.43%, 02/25/36(g)	5,525,264
Principal
Amount		Value
UNITED STATES (continued)
$4,928,859	GMAC Mortgage Home Equity Loan Trust, Series 2006-HE1, Class A, 0.40%, 11/25/36(g)	$4,306,359
4,112,263	Greenpoint Manufactured Housing, Series 1999-1, Class A5, 6.77%, 08/15/29(g)	4,008,756
3,704,784	Greenpoint Manufactured Housing, Series 2000-1, Class A4, 8.14%, 03/20/30(g)	3,895,757
9,677,513	Greenpoint Manufactured Housing, Series 2000-3, Class IA, 8.45%, 06/20/31(g)	9,915,318
820,625	GSAA Trust, Series 2006-7, Class AF2, 5.99%, 03/25/46(g)	606,407
1,000,000	Highbridge Loan Management Ltd., Series 2015-6A, Class E1, 5.75%, 03/17/27(e)(g)	827,006
1,000,000	Highbridge Loan Management Ltd., Series 2015-7A, Class D, 4.07%, 11/15/26(g)	927,378
4,000,000	Invitation Homes Trust, Series 2015-SFR3, Class E, 3.95%, 08/17/32(e)(g)	3,925,360
1,623,391	Irwin Home Equity Loan Trust, Series 2006-2, Class 2A2, STEP, 6.24%, 02/25/36(e)	1,691,017
11,661,265	Long Beach Mortgage Loan Trust, Series 2006-1, Class 1A, 0.42%, 02/25/36(g)	9,446,823
23,720,284	Long Beach Mortgage Loan Trust, Series 2006-1, Class 2A3, 0.39%, 02/25/36(g)	14,737,887
1,504,347	Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A2, 0.31%, 11/25/36(g)	597,623
20,750,527	Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A3, 0.36%, 11/25/36(g)	8,344,741
4,078,573	Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A4, 0.42%, 11/25/36(g)	1,664,564
9,106,333	Long Beach Mortgage Loan Trust, Series 2006-2, Class 2A3, 0.39%, 03/25/46(g)	4,304,096
22,621,695	Long Beach Mortgage Loan Trust, Series 2006-6, Class 1A, 0.34%, 07/25/36(g)	14,280,533
5,808,949	Long Beach Mortgage Loan Trust, Series 2006-7, Class 2A2, 0.32%, 08/25/36(g)	3,051,197
8,003,111	Mastr Asset Backed Securities Trust, Series 2006-NC3, Class A4, 0.35%, 10/25/36(g)	4,848,703
5,282,004	Mastr Second Lien Trust, Series 2006-1, Class A, 0.51%, 03/25/36(g)	1,177,506

58

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
UNITED STATES (continued)
$1,923,281	Morgan Stanley ABS Capital I, Series 2006-HE4, Class A4, 0.44%, 06/25/36(g)	$1,291,782
12,891,926	Morgan Stanley ABS Capital I, Series 2006-HE6, Class A2C, 0.35%, 09/25/36(g)	6,557,499
4,304,833	Morgan Stanley ABS Capital I, Series 2007-HE1, Class A2D, 0.43%, 11/25/36(g)	2,566,832
10,333,293	Morgan Stanley ABS Capital I, Series 2007-NC3, Class A2B, 0.33%, 05/25/37(g)	7,110,579
6,399,670	Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A4, STEP, 6.01%, 10/25/36	3,403,300
1,000,000	Neuberger Berman CLO Ltd., Series 2015-20A, Class D, 4.27%, 01/15/28(g)	947,700
1,250,000	Neuberger Berman CLO Ltd., Series 2015-20A, Class E, 6.77%, 01/15/28(g)	1,151,125
3,935,877	Oakwood Mortgage Investors, Inc., Series 1999-C, Class A2, 7.48%, 08/15/27	3,941,478
1,186,096	Oakwood Mortgage Investors, Inc., Series 2001-D, Class A3, 5.90%, 09/15/22(g)	945,151
2,201,207	Oakwood Mortgage Investors, Inc., Series 2002-B, Class A4, 7.09%, 06/15/32(g)	2,357,395
2,000,000	OneMain Financial Issuance Trust, Series 2014-2A, Class C, 4.33%, 09/18/24(e)	2,011,220
4,000,000	OneMain Financial Issuance Trust, Series 2014-2A, Class D, 5.31%, 09/18/24(e)	3,969,760
15,000,000	OneMain Financial Issuance Trust, Series 2015-1A, Class C, 5.12%, 03/18/26(e)	15,339,300
20,000,000	OneMain Financial Issuance Trust, Series 2015-1A, Class D, 6.63%, 03/18/26(e)	20,530,600
13,000,000	OneMain Financial Issuance Trust, Series 2015-2A, Class D, 5.64%, 07/18/25(e)	12,905,230
4,000,000	OneMain Financial Issuance Trust, Series 2015-3A, Class D, 6.94%, 11/20/28(e)	4,018,710
2,500,000	Progress Residential Trust, Series 2014-SFR1, Class F, 4.90%, 10/17/31(e)(g)	2,445,300
6,000,000	Progress Residential Trust, Series 2015-SFR1, Class E, 4.20%, 02/17/32(e)(g)	5,934,433
Principal
Amount		Value
UNITED STATES (continued)
$16,735,000	Residential Asset Mortgage Products, Inc., Series 2006-RZ2, Class A3, 0.46%, 05/25/36(g)	$15,299,478
4,284,722	Residential Asset Securities Corp. Trust, Series 2002-KS4, Class AIIA, 0.69%, 07/25/32(g)	3,738,450
18,480,000	Santander Drive Auto Receivables Trust, Series 2012-AA, 0.00%, 12/16/19(b)(d)	7,392,000
20,980,000	Santander Drive Auto Receivables Trust, Series 2014-S5, 0.00%, 12/16/19(b)(d)	9,441,000
20,980,000	Santander Drive Auto Receivables Trust, Series 2014-S6, 0.00%, 12/16/19(b)(d)	12,168,400
2,000,000	Silver Bay Realty Trust, Series 2014-1, Class E, 3.45%, 09/17/31(e)(g)	1,944,900
4,397,493	Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A3, 0.40%, 06/25/37(g)	2,696,604
5,000,000	SpringCastle America Funding LLC, Series 2014-AA, Class B, 4.61%, 10/25/27(e)	5,082,181
7,621,419	US Residential Opportunity Fund Trust, Series 2015-1III, Class A, 3.72%, 01/27/35(e)	7,603,840
		439,173,265
Total Asset-Backed Securities (Cost $622,012,637)		595,051,356
NON-AGENCY MORTGAGE-BACKED SECURITIES — 9.6%
COLLATERALIZED MORTGAGE OBLIGATIONS — 8.5%
2,455,137	Adjustable Rate Mortgage Trust, Series 2005-3, Class 2A1, 2.71%, 07/25/35(g)	2,327,541
3,276,964	Adjustable Rate Mortgage Trust, Series 2007-1, Class 4A1, 3.83%, 03/25/37(g)	2,573,792
3,616,852	American Home Mortgage Assets Trust, Series 2007-3, Class 22A1, STEP, 6.25%, 06/25/37	2,607,338
268,493	American Home Mortgage Assets Trust, Series 2007-4, Class A2, 0.39%, 08/25/37(g)	263,737
2,511,469	American Home Mortgage Investment Trust, Series 2005-2, Class 5A4D, STEP, 5.33%, 09/25/35	2,201,438
33	Banc of America Alternative Loan Trust, Series 2005-9, Class 2CB1, 6.00%, 10/25/35	32

59

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$4,202,753	Banc of America Funding Corp, Series 2007-1, Class TA5, STEP, 6.09%, 01/25/37	$3,500,586
719,751	Banc of America Funding Corp., Series 2005-F, Class 6A1, 2.86%, 09/20/35(g)	697,282
1,572,562	Banc of America Funding Corp., Series 2006-A, Class 3A2, 2.79%, 02/20/36(g)	1,274,736
1,567,806	Banc of America Funding Corp., Series 2006-E, Class 2A1, 2.80%, 06/20/36(g)	1,289,162
9,148,616	Banc of America Funding Corp., Series 2007-A, Class 2A1, 0.35%, 02/20/47(g)	7,408,204
1,848,393	Banc of America Mortgage Securities, Inc., Series 2005-I, Class 2A5, 2.80%, 10/25/35(g)	1,624,612
9,620,966	BCAP LLC Trust, Series 2007-AA2, Class 12A1, 0.41%, 05/25/47(g)	7,132,751
5,811,732	BCAP LLC Trust, Series 2010-RR11, Class 4A1, 2.56%, 03/27/47(e)(g)	5,413,047
6,250,000	BCAP LLC Trust, Series 2012-RR4, Class 8A4, 0.43%, 06/26/47(e)(g)	5,368,570
4,254,090	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 23A1, 2.49%, 02/25/36(g)	3,551,191
1,353,961	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 5A1, 2.66%, 08/25/35(g)	1,196,757
7,281,232	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, 2.36%, 02/25/36(g)	7,221,643
1,283,226	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 2.79%, 05/25/47(g)	1,144,694
7,203,754	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-4, Class 12A1, 5.43%, 05/25/37(g)	6,310,304
3,919,769	Bear Stearns Alt-A Trust, Series 2005-9, Class 26A1, 4.25%, 11/25/35(g)	2,933,030
3,916,171	Bear Stearns Alt-A Trust, Series 2006-2, Class 11A1, 0.63%, 04/25/36(g)	3,023,193
8,117,071	Bear Stearns ALT-A Trust, Series 2006-6, Class 1A1, 0.51%, 11/25/36(g)	6,087,560
3,819,664	Bear Stearns Mortgage Funding Trust, Series 2006-SL4, Class A, 0.50%, 11/25/36(g)	7,295,070
2,000,000	BHMS Mortgage Trust, Series 2014-MZ, Class M, 7.37%, 07/01/21(e)(g)	2,010,540
Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$727,734	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A1, 2.77%, 05/25/35(g)	$716,748
731,367	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A, 5.23%, 06/25/36(g)	696,473
7,050,183	Citigroup Mortgage Loan Trust, Inc., Series 2007-9, Class 1A1, 5.75%, 04/25/47(e)	5,875,286
999,364	Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1A1, 6.00%, 02/25/35	922,265
2,576,165	Countrywide Alternative Loan Trust, Series 2005-31, Class 2A1, 0.49%, 08/25/35(g)	2,204,115
4,556,131	Countrywide Alternative Loan Trust, Series 2005-36, Class 2A1A, 0.50%, 08/25/35(g)	3,626,801
7,661,742	Countrywide Alternative Loan Trust, Series 2005-38, Class A3, 0.54%, 09/25/35(g)	6,651,400
2,954,820	Countrywide Alternative Loan Trust, Series 2005-63, Class 5A1, 2.51%, 12/25/35(g)	2,503,332
222,965	Countrywide Alternative Loan Trust, Series 2005-69, Class A1, 1.22%, 12/25/35(g)	192,409
7,010,022	Countrywide Alternative Loan Trust, Series 2005-7CB, Class 2A8, 0.64%, 04/25/35(g)	5,750,632
3,674,090	Countrywide Alternative Loan Trust, Series 2005-9CB, Class 1A3, 0.64%, 05/25/35(g)	3,023,560
1,985,490	Countrywide Alternative Loan Trust, Series 2005-J14, Class A3, 5.50%, 12/25/35	1,784,176
6,010,910	Countrywide Alternative Loan Trust, Series 2006-12CB, Class A10, 0.54%, 05/25/36(g)	3,866,028
3,444,373	Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.50%, 06/25/36	2,797,732
7,006,457	Countrywide Alternative Loan Trust, Series 2006-20CB, Class A9, 6.00%, 07/25/36	5,877,043
3,379,462	Countrywide Alternative Loan Trust, Series 2006-22R, Class 2A1, 6.25%, 05/25/36	2,360,440
2,618,721	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A13, 0.54%, 06/25/36(g)	1,770,469
2,618,721	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A14, 6.95%, 06/25/36(g)	676,271

60

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,699,534	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A15, 5.75%, 06/25/36	$2,415,634
2,786,393	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A4, 0.59%, 03/25/36(g)	1,803,283
7,826,753	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A6, 5.50%, 03/25/36	6,631,924
2,874,732	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A10, 6.00%, 01/25/37	2,521,564
2,082,343	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A4, 5.75%, 01/25/37	1,802,344
2,583,647	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A2, 6.00%, 02/25/37	2,241,693
5,907,713	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A5, 6.00%, 02/25/37	5,125,810
441,729	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A10, 5.50%, 05/25/36	413,300
1,253,226	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A2, 0.59%, 05/25/36(g)	966,422
7,127,683	Countrywide Alternative Loan Trust, Series 2006-7CB, Class 2A1, 6.50%, 05/25/36	5,261,124
5,527,796	Countrywide Alternative Loan Trust, Series 2006-J7, Class 2A1, 2.14%, 11/20/36(g)	4,030,538
11,998,053	Countrywide Alternative Loan Trust, Series 2006-OA10, Class 2A1, 0.38%, 08/25/46(g)	9,128,752
10,943,518	Countrywide Alternative Loan Trust, Series 2006-OA14, Class 1A1, 1.95%, 11/25/46(g)	9,195,772
6,718,545	Countrywide Alternative Loan Trust, Series 2006-OA14, Class 2A1, 0.38%, 11/25/46(g)	5,577,883
8,061,257	Countrywide Alternative Loan Trust, Series 2006-OA14, Class 3A1, 1.07%, 11/25/46(g)	6,478,927
2,650,000	Countrywide Alternative Loan Trust, Series 2006-OA16, Class A1D, 0.47%, 10/25/46(g)	2,058,663
6,448,580	Countrywide Alternative Loan Trust, Series 2006-OA18, Class A1, 0.31%, 12/25/46(g)	5,582,112
8,709,598	Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, 0.38%, 03/20/47(g)	6,732,175
Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,764,168	Countrywide Alternative Loan Trust, Series 2006-OA22, Class A1, 0.35%, 02/25/47(g)	$3,129,349
3,106,413	Countrywide Alternative Loan Trust, Series 2006-OA3, Class 2A1, 0.40%, 05/25/36(g)	2,496,609
10,766,782	Countrywide Alternative Loan Trust, Series 2006-OA6, Class 1A1A, 0.40%, 07/25/46(g)	8,376,768
8,416,773	Countrywide Alternative Loan Trust, Series 2006-OA7, Class 1A1, 1.99%, 06/25/46(g)	6,954,014
16,401,574	Countrywide Alternative Loan Trust, Series 2006-OA8, Class 1A1, 0.38%, 07/25/46(g)	13,478,979
10,767,291	Countrywide Alternative Loan Trust, Series 2006-OC1, Class 1A1, 0.42%, 03/25/36(g)	10,380,637
9,054,024	Countrywide Alternative Loan Trust, Series 2006-OC10, Class 2A2A, 0.37%, 11/25/36(g)	8,835,008
7,787,451	Countrywide Alternative Loan Trust, Series 2006-OC3, Class 1A1, 0.37%, 04/25/46(g)	6,651,823
3,859,058	Countrywide Alternative Loan Trust, Series 2007-12T1, Class A22, 5.75%, 06/25/37	3,147,423
3,887,013	Countrywide Alternative Loan Trust, Series 2007-12T1, Class A5, 6.00%, 06/25/37	3,227,734
2,034,068	Countrywide Alternative Loan Trust, Series 2007-19, Class 1A34, 6.00%, 08/25/37	1,688,801
7,000,782	Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 09/25/37	5,484,063
7,340,433	Countrywide Alternative Loan Trust, Series 2007-25, Class 1A3, 6.50%, 11/25/37	6,114,185
1,882,351	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A8, 6.00%, 05/25/37	1,450,733
6,968,524	Countrywide Alternative Loan Trust, Series 2007-HY5R, Class 2A1B, 2.34%, 03/25/47(g)	6,506,703
4,339,283	Countrywide Alternative Loan Trust, Series 2007-J1, Class 3A4, STEP, 5.30%, 11/25/36	4,080,745
6,748,065	Countrywide Alternative Loan Trust, Series 2007-OA2, Class 1A1, 1.06%, 03/25/47(g)	5,089,093
5,498,703	Countrywide Alternative Loan Trust, Series 2007-OA2, Class 2A1, 0.32%, 03/25/47(g)	3,700,516

61

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,141,322	Countrywide Alternative Loan Trust, Series 2008-1R, Class 2A3, 6.00%, 08/25/37	$2,594,560
4,379,187	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-31, Class 2A3, 2.44%, 01/25/36(g)	3,966,974
1,269,721	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J3, Class 2A4, 4.50%, 09/25/35	1,231,936
4,055,659	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB1, Class 2A1, 2.41%, 03/20/36(g)	3,880,033
16,884,906	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1, 1.18%, 04/25/46(g)	9,366,785
5,462,790	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, 0.39%, 04/25/46(g)	4,800,197
2,144,611	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-R2, Class AF1, 0.62%, 07/25/36(e)(g)	1,958,650
4,497,965	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-21, Class 1A1, 6.25%, 02/25/38	4,022,088
508,488	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1, 4.50%, 10/25/21	481,795
4,230,017	Credit Suisse Mortgage Capital Certificates, Series 2006-9, Class 3A1, 6.00%, 11/25/36	4,077,263
853,545	Credit Suisse Mortgage Capital Certificates, Series 2010-20R, Class 9A1, 2.51%, 01/27/36(e)(g)	840,752
2,649,285	Credit Suisse Mortgage Capital Certificates, Series 2011-5R, Class 2A1, 2.78%, 08/25/46(e)(g)	2,594,383
7,446,016	Credit Suisse Mortgage Capital Certificates, Series 2013-7R, Class 6A1, 3.72%, 06/26/47(e)(g)	7,493,755
4,676,744	Credit Suisse Mortgage Trust, Series 2014-2R, Class 17A3, 13.64%, 04/27/37(e)(g)	3,709,288
7,000,000	Credit Suisse Mortgage Trust, Series 2015-4R, Class 1A4, 0.35%, 05/25/28(e)(g)	2,867,200
1,970,325	Credit Suisse Mortgage Trust, Series 2015-5R, Class 3A1, 4.75%, 01/29/37(e)	1,864,033
Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$12,047,482	Credit Suisse Mortgage Trust, Series 2015-6R, Class 5A1, 0.38%, 10/27/36(e)(g)	$5,901,206
7,711,504	Credit Suisse Mortgage Trust, Series 2015-6R, Class 5A1, 0.38%, 01/27/37(e)(g)	6,957,982
3,025,888	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Class 1A3B, 0.34%, 08/25/37(g)	2,569,481
3,516,003	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA2, Class A1, 0.99%, 04/25/47(g)	3,072,333
3,882,083	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class 1A1B, 0.32%, 08/25/47(g)	3,167,873
2,000,000	Fannie Mae Connecticut Avenue Securities, Series 2014-C03, Class 1M2, 3.19%, 07/25/24(g)	1,803,113
2,500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-HQ2, Class M3, 3.94%, 09/25/24(g)	2,358,872
1,378,245	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 2A1, 3.11%, 11/19/35(g)	1,268,732
6,350,914	GreenPoint Mortgage Funding Trust, Series 2007-AR3, Class A1, 0.42%, 06/25/37(g)	5,310,433
7,178,026	GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, 0.55%, 01/25/35(e)(g)	6,034,704
2,613,837	GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1AF1, 0.54%, 01/25/36(e)(g)	2,275,766
1,307,154	GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.66%, 01/25/35(g)	1,314,404
2,003,200	GSR Mortgage Loan Trust, Series 2005-AR3, Class 5A1, 2.70%, 05/25/35(g)	1,925,540
594,887	GSR Mortgage Loan Trust, Series 2006-4F, Class 1A1, 5.00%, 05/25/36	574,557
1,282,906	GSR Mortgage Loan Trust, Series 2006-9F, Class 9A1, 6.00%, 08/25/21	1,263,291
2,069,569	GSR Mortgage Loan Trust, Series 2006-AR1, Class 3A1, 2.81%, 01/25/36(g)	1,871,211
2,042,495	GSR Mortgage Loan Trust, Series 2007-4F, Class 3A1, 6.00%, 07/25/37	1,858,517
2,251,158	Homebanc Mortgage Trust, Series 2006-1, Class 2A1, 2.22%, 04/25/37(g)	1,692,538

62

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,751,721	Homebanc Mortgage Trust, Series 2006-1, Class A1, 0.37%, 12/25/36(g)	$2,419,807
917,603	Homebanc Mortgage Trust, Series 2007-1, Class 13A1, 5.72%, 04/25/47(g)	717,293
6,756,759	Impac CMB Trust, Series 2005-7, Class A1, 0.72%, 11/25/35(g)	5,641,894
63,432,095	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 7.80%, 07/25/47(j)	5,815,391
4,522,540	IndyMac INDX Mortgage Loan Trust, Series 2006-AR11, Class 4A1, 2.92%, 06/25/36(g)	3,450,520
6,439,352	IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 2A21, 2.93%, 01/25/37(g)	5,239,355
12,833,270	IndyMac INDX Mortgage Loan Trust, Series 2006-FLX1, Class A1, 0.41%, 11/25/36(g)	10,917,331
810,417	JPMorgan Alternative Loan Trust, Series 2007-A1, Class 1A1B, 0.26%, 03/25/37(g)	852,056
5,422,776	JPMorgan Alternative Loan Trust, Series 2007-A1, Class 1A3A, 0.35%, 03/25/37(g)	5,092,541
5,744,835	JPMorgan Mortgage Trust, Series 2007-A5, Class 2A1, 1.15%, 10/25/37(g)	4,510,085
656,548	JPMorgan Mortgage Trust, Series 2007-S2, Class 2A3, 5.50%, 06/25/37	640,051
5,180,934	JPMorgan Resecuritization Trust, Series 2015-3, Class 2A1, 4.30%, 05/25/25(e)(g)	5,127,525
8,429,058	Lehman XS Trust, Series 2006-12N, Class A31A, 0.40%, 08/25/46(g)	6,411,050
5,989,180	Lehman XS Trust, Series 2007-20N, Class A1, 1.35%, 12/25/37(g)	4,355,747
4,549,404	LSTAR Securities Investment Trust, Series 2014-1, 3.29%, 09/01/21(e)(g)	4,571,126
4,329,002	LSTAR Securities Investment Trust, Series 2015-2, Class A, 2.19%, 01/01/20(e)(g)	4,305,232
1,290,850	Mastr Adjustable Rate Mortgages Trust, Series 2005-6, Class 5A2, 2.37%, 07/25/35(g)	1,093,987
7,676,252	Mastr Resecuritization Trust, Series 2008-3, Class A1, 0.63%, 08/25/37(e)(g)	5,405,993
4,118,585	Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, 2.69%, 05/25/36(g)	3,335,964
Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,585,342	Merrill Lynch Mortgage Investors, Inc., Series 2006-AF2, Class AF1, 6.25%, 10/25/36	$1,369,073
12,243,618	Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 0.49%, 05/26/37(e)(g)	7,888,317
11,983,840	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A2, 6.16%, 05/25/36(g)	6,302,537
6,726,355	Prime Mortgage Trust, Series 2006-DR1, Class 2A1, 5.50%, 05/25/35(e)	6,561,877
2,938,982	Prime Mortgage Trust, Series 2006-DR1, Class 2A2, 6.00%, 05/25/35(e)	2,880,299
1,870,741	Residential Accredit Loans, Inc., Series 2006-QS15, Class A1, 6.50%, 10/25/36	1,547,793
1,591,450	Residential Accredit Loans, Inc., Series 2007-QS6, Class A1, 0.53%, 04/25/37(g)	988,894
2,445,997	Residential Funding Mortgage Securities I, Series 2005-SA5, Class 2A, 3.10%, 11/25/35(g)	2,260,903
333,216	Residential Funding Mortgage Securities I, Series 2006-S11, Class A2, 6.00%, 11/25/36	310,779
7,626,607	Residential Funding Mortgage Securities I, Series 2006-SA2, Class 2A1, 3.61%, 08/25/36(g)	6,574,537
4,079,049	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 1A1, 2.47%, 05/25/35(g)	3,507,216
4,076,376	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-9, Class 1A1, 2.64%, 10/25/36(g)	2,997,041
7,065,792	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-9, Class 3A1, 4.44%, 10/25/36(g)	4,846,402
922,745	Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A1A, 0.47%, 02/25/36(g)	745,287
4,005,563	Structured Asset Mortgage Investments II Trust, Series 2007-AR4, Class GA4B, 0.37%, 09/25/47(g)	3,427,443
5,383,778	Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 4A1, 0.41%, 05/25/46(g)	3,042,538
6,477,972	Structured Asset Securities Corp, Series 2005-RF3, Class 1A, 0.54%, 06/25/35(e)(g)	5,234,647

63

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$744,570	Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-1, Class 2A1, 2.58%, 02/25/37(g)	$647,348
2,985,800	Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 3A3, 2.71%, 04/25/37(g)	2,519,474
1,184,999	Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 4A1, 2.80%, 04/25/37(g)	922,689
4,428,603	Thornburg Mortgage Securities Trust, Series 2007-3, Class 4A1, 5.75%, 06/25/47(g)	4,123,539
211,003	WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR16, Class 1A1, 2.35%, 12/25/35(g)	199,178
3,848,156	WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR13, Class 2A, 2.14%, 10/25/46(g)	3,435,364
8,755,995	WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR19, Class 2A, 1.89%, 01/25/47(g)	7,887,263
6,173,898	WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR3, Class A1A, 1.20%, 02/25/46(g)	5,660,609
2,422,396	WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2A2, 2.23%, 07/25/37(g)	2,058,559
5,231,034	WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA4, Class 1A, 0.99%, 05/25/47(g)	4,403,834
2,327,342	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-10, Class 2A6, 5.50%, 11/25/35	2,055,101
5,644,409	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 3A3, STEP, 6.22%, 07/25/36	2,826,906
2,582,397	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.16%, 08/25/46(g)	1,745,111
575,742	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 3A1, 2.72%, 07/25/36(g)	568,893
1,139,633	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A3, 2.71%, 04/25/36(g)	1,112,186

		602,037,923
Principal
Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
$5,020,000	BXHTL Mortgage Trust, Series 2015-JWRZ, 3.77%, 05/15/29(e)(g)	$4,692,397
4,000,000	BXHTL Mortgage Trust, Series 2015-JWRZ, 4.09%, 05/15/29(e)(g)	3,760,000
3,000,000	Carefree Portfolio Trust, Series 2014-CARE, Class E, 4.20%, 11/15/19(e)(g)	3,018,142
1,500,000	Carefree Portfolio Trust, Series 2014-CMZA, Class MZA, 6.17%, 11/15/19(e)(g)	1,501,155
7,000,000	CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class EPA, 4.45%, 12/15/27(e)(g)	6,929,495
3,000,000	Citigroup Commercial Mortgage Trust, Series 2015-P1, Class D, 3.23%, 09/15/48(e)	2,252,822
1,000,000	Commercial Mortgage Pass-Through Certificates, Series 2013-LC6, Class D, 4.29%, 01/10/23(e)(g)	904,413
2,000,000	Commercial Mortgage Trust, Series 2014-PAT, Class E, 3.35%, 08/15/27(e)(g)	2,002,320
4,482,000	Commercial Mortgage Trust, Series 2014-PAT, Class F, 2.64%, 08/15/27(e)(g)	4,374,477
2,000,000	Commercial Mortgage Trust, Series 2015-CR25, Class D, 3.80%, 08/10/48(g)	1,542,006
15,000,000	GAHR Commercial Mortgage Trust, Series 2015-NRF, Class FFX, 3.38%, 12/15/34(e)(g)	13,872,142
10,000,000	GAHR Commercial Mortgage Trust, Series 2015-NRF, Class GFX, 3.38%, 12/15/34(e)(g)	9,144,978
3,000,000	GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.10%, 07/15/31(e)(g)	2,978,389
1,000,000	GS Mortgage Securities Trust, Series 2014-GSFL, Class E, 6.15%, 07/31/31(e)(g)	989,612
1,200,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class D, 5.62%, 05/15/45(g)	1,203,564
5,380,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class AJ, 6.08%, 02/12/51(g)	5,525,042
3,000,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBMZ, Class M, 6.42%, 10/15/19(e)(g)	3,012,420
4,000,000	Morgan Stanley Capital I Trust, Series 2006-HQ9, Class C, 5.84%, 07/12/44(g)	4,075,659

64

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
$3,333,300	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ, 5.95%, 02/15/51(g)	$3,414,579
2,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class D, 3.15%, 09/15/57(e)	1,460,065
		76,653,677
Total Non-Agency Mortgage-Backed Securities (Cost $635,546,333)		678,691,600
U.S. GOVERNMENT AGENCIES — 44.7%
Federal Farm Credit Bank — 0.6%
40,000,000	0.03%, 11/04/15(p)	39,999,960
Federal Home Loan Bank — 44.1%
3,000,000	0.04%, 11/02/15(p)	3,000,000
1,630,000	0.04%, 11/02/15(p)	1,630,000
18,000,000	0.04%, 11/03/15(p)	17,999,982
50,000,000	0.02%, 11/04/15(p)	49,999,950
50,000,000	0.21%, 11/04/15(p)	49,999,950
43,700,000	0.15%, 11/04/15(p)	43,699,956
11,000,000	0.08%, 11/04/15(p)	10,999,989
9,845,000	0.03%, 11/04/15(p)	9,844,990
8,700,000	0.05%, 11/04/15(p)	8,699,991
5,000,000	0.16%, 11/04/15(p)	4,999,995
975,000	0.04%, 11/04/15(p)	974,999
51,000,000	0.16%, 11/05/15(p)	50,999,898
3,400,000	0.03%, 11/05/15(p)	3,399,993
1,200,000	0.04%, 11/05/15(p)	1,199,998
101,400,000	0.16%, 11/06/15(p)	101,399,696
100,000,000	0.04%, 11/06/15(p)	99,999,700
15,000,000	0.17%, 11/06/15(p)	14,999,925
1,000,000	0.05%, 11/06/15(p)	999,997
49,900,000	0.03%, 11/09/15(p)	49,899,750
38,000,000	0.17%, 11/09/15(p)	37,999,810
32,000,000	0.21%, 11/09/15(p)	31,998,507
25,000,000	0.08%, 11/09/15(p)	24,999,875
10,000,000	0.16%, 11/09/15(p)	9,999,950
75,000,000	0.10%, 11/10/15(p)	74,999,550
29,900,000	0.04%, 11/12/15(p)	29,899,790
44,250,000	0.04%, 11/13/15(p)	44,249,646
1,200,000	0.05%, 11/16/15(p)	1,199,988
28,500,000	0.03%, 11/18/15(p)	28,499,687
22,000,000	0.10%, 11/18/15(p)	21,999,758
4,050,000	0.04%, 11/18/15(p)	4,049,955
2,300,000	0.07%, 11/18/15(p)	2,299,975
700,000	0.05%, 11/18/15(p)	699,992
32,300,000	0.10%, 11/20/15(p)	32,299,580
Principal
Amount		Value
Federal Home Loan Bank (continued)
$30,300,000	0.17%, 11/20/15(p)	$30,299,606
24,100,000	0.04%, 11/20/15(p)	24,099,687
800,000	0.08%, 11/20/15(p)	799,990
75,500,000	0.04%, 11/23/15(p)	75,498,868
52,600,000	0.02%, 11/23/15(p)	52,599,210
50,000,000	0.02%, 11/24/15(p)	49,999,250
49,000,000	0.10%, 11/25/15(p)	48,999,216
90,000,000	0.06%, 12/02/15(p)	89,997,030
200,000,000	0.08%, 12/03/15(p)	199,993,200
65,550,000	0.06%, 12/03/15(p)	65,547,771
19,000,000	0.07%, 12/03/15(p)	18,999,354
118,000,000	0.06%, 12/04/15(p)	117,995,752
58,000,000	0.11%, 12/04/15(p)	57,997,912
50,000,000	0.05%, 12/04/15(p)	49,998,200
46,000,000	0.07%, 12/04/15(p)	45,998,344
5,000,000	0.11%, 12/04/15(p)	4,999,820
100,000,000	0.06%, 12/07/15(p)	99,996,100
7,000,000	0.08%, 12/07/15(p)	6,999,727
1,000,000	0.05%, 12/07/15(p)	999,960
44,000,000	0.06%, 12/08/15(p)	43,998,240
1,900,000	0.07%, 12/08/15(p)	1,899,924
36,000,000	0.07%, 12/09/15(p)	35,998,524
25,000,000	0.09%, 12/09/15(p)	24,998,975
3,920,000	0.06%, 12/09/15(p)	3,919,839
80,900,000	0.06%, 12/10/15(p)	80,896,602
68,000,000	0.07%, 12/10/15(p)	67,997,144
113,500,000	0.06%, 12/11/15(p)	113,495,120
80,000,000	0.09%, 12/11/15(p)	79,996,560
60,000,000	0.07%, 12/11/15(p)	59,997,420
2,500,000	0.10%, 12/11/15(p)	2,499,893
87,000,000	0.04%, 12/14/15(p)	86,995,911
10,000,000	0.04%, 12/14/15(p)	9,999,530
50,000,000	0.09%, 12/16/15(p)	49,997,550
25,000,000	0.07%, 12/17/15(p)	24,998,750
100,000,000	0.07%, 12/18/15(p)	99,994,900
1,000,000	0.08%, 12/18/15(p)	999,949
1,000,000	0.08%, 12/18/15(p)	999,949
50,000,000	0.09%, 12/21/15(p)	49,997,300
3,800,000	0.23%, 12/21/15(p)	3,799,795
90,000,000	0.10%, 01/06/16(p)	89,985,330
50,000,000	0.11%, 01/06/16(p)	49,991,850
50,000,000	0.11%, 01/06/16(p)	49,991,850
38,285,000	0.09%, 01/07/16(p)	38,278,683
35,000,000	0.10%, 01/07/16(p)	34,994,225
4,700,000	0.11%, 01/07/16(p)	4,699,225
5,300,000	0.11%, 01/11/16(p)	5,299,073
73,000,000	0.10%, 01/12/16(p)	72,987,006
15,000,000	0.10%, 01/14/16(p)	14,997,255
3,700,000	0.11%, 01/14/16(p)	3,699,323

65

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
Federal Home Loan Bank (continued)
$9,700,000	0.12%, 01/19/16(p)	$9,698,109
		3,129,867,623
Total U.S. Government Agencies (Cost $3,169,795,530)		3,169,867,583

Shares
CASH SWEEP — 2.1%
UNITED STATES — 2.1%
147,142,081	Citibank - US Dollars on Deposit in Custody Account, 0.02%(q)	147,142,081
Total Cash Sweep (Cost $147,142,081)		147,142,081
TOTAL INVESTMENTS — 99.5% (Cost $7,108,164,437)(a)		7,061,254,569
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		34,501,326
NET ASSETS — 100.0%		$7,095,755,895

Contracts		Value
CALL OPTIONS WRITTEN — 0.0%
(500)	Citigroup, Inc., Strike $57.50, Expires 12/18/15	(17,000)
(500)	Gilead Sciences, Inc., Strike $115.00, Expires 11/20/15	(31,500)
(2,500)	iShares MSCI Germany ETF, Strike $32.00, Expires 01/15/16	(12,500)
(500)	London Metal Exchange Zinc Futures, Strike $1,900.00, Expires 03/01/16	(595,000)
(1)	Walgreen Co., Strike $57.50, Expires 01/15/16	(2,760)
Total Call Options Written (Premiums received $(1,456,082))		(658,760)
PUT OPTIONS WRITTEN — 0.0%
(75)	London Metal Exchange Nickel Futures, Strike $9,000.00, Expires 12/20/15	(30,442)
(300)	New York Mercantile Exchange Natural Gas Futures, Strike $1.85, Expires 02/24/16	(156,900)
(500)	New York Mercantile Exchange Natural Gas Futures, Strike $2.30, Expires 02/24/16	(898,000)
(75)	London Metal Exchange Nickel Futures, Strike $11,500.00, Expires 03/02/16	(775,400)
(10)	COMEX Silver Futures, Strike $13.50, Expires 11/24/15	(1,000)

Contracts		Value
(555)	S&P 500 Index, Strike $1,600.00, Expires 11/13/15	$(8,325)
Total Put Options Written (Premiums received $(2,167,188))		(1,870,067)

Contracts/
Notional
Amount ($)		Value
STRUCTURED OPTIONS — 1.3%
41,470	Apple, Inc., One purchased call strike 120.57, One written call strike 156.74, One written put strike 120.57 with a barrier level strike of 102.48, Expires 01/20/17, Broker Bank of America N.A.	(150,018)
$16,400,000	AUD/USD foreign exchange rate, One purchased call strike 0.775, One written call strike 0.72, One written put strike 0.775 with a barrier level strike of 0.80 ($10,000,000 notional amount), Expires 02/04/16, Broker Bank of America N.A.(r)	889,989
$23,850,000	AUD/USD foreign exchange rate, One purchased put strike 0.76, One written put strike 0.71, One written call strike 0.77 with a barrier level strike of 0.79 ($15,000,000 notional amount), Expires 04/11/16, Broker Bank of America N.A.(r)	955,738
$78,125,000	CAD/MXN foreign exchange rate, One written put strike 1.05, Expires 09/04/15, Broker Goldman Sachs International	(160,078)
50	Chicago Board of Trade Corn Futures, One written call strike 420.00, One written put strike 370.00, Expires 06/24/16, Broker Cargill, Inc.	(88,061)
1,166,559	ConocoPhillips, One purchased call strike 46.29, One written call strike 48.6045, One purchased put strike 46.29 with a barrier level strike of 34.7175 (216,029 contracts), One written put strike 46.29 with a barrier level strike of 34.7175 (216,029 contracts), Expires 11/18/16, Broker JPMorgan Chase Bank N.A.(s)	1,142,896

66

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/
Notional
Amount ($)		Value
174,624	ConocoPhillips, One purchased call strike 58.4113, One written call strike 64.7106, One written put strike 57.266 with a barrier level strike of 37.2229, Expires 08/18/16, Broker JPMorgan Chase Bank N.A.	$(660,418)
3,295	DAXK Index, One purchased call strike 4,553.00, One written call strike 5,190.42, One written put strike 4,553.00 with a barrier level strike of 3,505.81, Expires 12/18/15, Broker Goldman Sachs International	1,875,904
2,113	DAXK Index, One purchased call strike 4,731.94, One written call strike 5,347.0922, One written put strike 4,731.94 with a barrier level strike of 3,596.27, Expires 12/18/15, Broker JPMorgan Chase Bank N.A.	1,078,905
3,007	DAXK Index, One purchased call strike 4,988.05, One written put strike 4,988.05 with a barrier level strike of 4,401.95, Expires 06/16/16, Broker JPMorgan Chase Bank N.A.	1,243,259
6,398	DAXK Index, One purchased call strike 5,079.97, One written call strike 5,333.9685, One purchased put strike 4,978.3706 (1,969 contracts), One purchased put strike 4,978.3706 with a barrier level strike of 4,622.7727 (1,969 contracts), One written put strike 5,079.97 with a barrier level strike of 4,622.7727 (3,937 contracts), Expires 09/15/16, Broker Goldman Sachs International(s)	469,178
3,904	DAXK Index, One purchased call strike 5,122.64, One written put strike 5,122.64 with a barrier level strike of 4,564.27, Expires 11/17/16, Broker JPMorgan Chase Bank N.A.	1,164,581
Contracts/
Notional
Amount ($)		Value
1,864	DAXK Index, One purchased call strike 5,417.135, One purchased put strike 5,256.23, One written put strike 5,363.50 with a barrier level strike of 4,398.07 (3,729 contracts), Expires 09/15/16, Broker JPMorgan Chase Bank N.A.(s)	$85,261
4,762	DAXK Index, One purchased call strike 5,670.00, One written call strike 5,953.50, One purchased put strike 5,556.60 (1,764 contracts), One purchased put strike 5,556.60 with a barrier level strike of 5,159.70 (1,764 contracts), One written put strike 5,670.00 with a barrier level strike of 5,159.70 (3,527 contracts), Expires 08/18/16, Broker Goldman Sachs International(s)	(401,841)
5,313	DAXK Index, One purchased call strike 5,702.50, One written call strike 5,987.625, One purchased put strike 5,588.45 (1,754 contracts), One purchased put strike 5,588.45 with a barrier level strike of 5,189.275 (1,754 contracts), One written put strike 5,702.50 with a barrier level strike of 5,189.275 (3,507 contracts), Expires 07/14/16, Broker Goldman Sachs International(s)	(369,635)
5,891	DAXK Index, One purchased call strike 5,813.84, One written call strike 6,104.532, One purchased put strike 5,697.5632 (1,720 contracts), One purchased put strike 5,697.5632 with a barrier level strike of 5,290.59 (1,720 contracts), One written put strike 5,813.84 with a barrier level strike of 5,290.59 (3,440 contracts), Expires 06/16/16, Broker JPMorgan Chase Bank N.A.(s)	(409,189)

67

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/
Notional
Amount ($)		Value
7,106	DAXK Index, One purchased call strike 5,889.604, One written call strike 6,184.0842, One purchased put strike 5,771.812 (2,547 contracts), One purchased put strike 5,771.812 with a barrier level strike of 5,359.54 (2,547 contracts), One written put strike 5,889.604 with a barrier level strike of 5,359.54 (5,094 contracts), Expires 07/29/16, Broker Citibank N.A.(s)	$(938,490)
5,160	DAXK Index, One purchased call strike 6,163.15, One written call strike 6,471.31, One purchased put strike 6,039.89 with a barrier level strike of 5,608.47 (1,623 contracts), One written put strike 6,163.15 with a barrier level strike of 5,608.47 (3,245 contracts), Expires 05/19/16, Broker Credit Suisse International(s)	(962,564)
$5,000,000	EUR/MXN foreign exchange rate, One purchased call strike 17.75, One written put strike 20.10, Expires 02/23/16, Broker Bank of America N.A.	51,288
$30,500,000	EUR/USD foreign exchange rate, One purchased call strike 1.11, One written call strike 1.04, One written call strike 1.11 with a barrier level strike of 1.15 ($15,000,000 notional amount), Expires 03/07/16, Broker Bank of America N.A.(r)	341,772
$24,300,000	EUR/USD foreign exchange rate, One purchased call strike 1.12, One written call strike 1.05, One written put strike 1.12 with a barrier level strike of 1.17 ($10,000,000 notional amount), Expires 02/24/16, Broker Bank of America N.A.(r)	441,318
$27,050,000	EUR/USD foreign exchange rate, One purchased call strike 1.15, One written call strike 1.08, One written put strike 1.15 with a barrier level strike of 1.20 ($10,000,000 notional amount), Expires 02/16/16, Broker Goldman Sachs International(r)	813,001
Contracts/
Notional
Amount ($)		Value
$21,800,000	EUR/USD foreign exchange rate, One purchased call strike 1.225, One written call strike 1.15, One written put strike 1.225 with a barrier level strike of 1.27 ($10,000,000 notional amount), Expires 01/18/16, Broker Bank of America N.A.(r)	$1,182,462
$57,600,000	EUR/USD foreign exchange rate, One purchased put strike 1.085, One written put strike 1.03, One written call strike 1.085 with a barrier level strike of 1.13 ($20,000,000 notional amount), Expires 07/29/16, Broker JPMorgan Chase Bank N.A.(r)	(58,876)
$26,475,000	EUR/USD foreign exchange rate, One purchased put strike 1.24, One written put strike 1.16, One written call strike 1.24 with a barrier level strike of 1.29 ($15,000,000 notional amount), Expires 12/07/15, Broker JPMorgan Chase Bank N.A.(r)	1,593,140
$42,500,000	EUR/USD foreign exchange rate, One purchased put strike 1.25, One written put strike 1.17, One written call strike 1.25 with a barrier level strike of 1.28 ($25,000,000 notional amount), Expires 11/02/15, Broker JPMorgan Chase Bank N.A.(r)	2,547,953
$16,600,000	EUR/USD foreign exchange rate, One purchased put strike 1.255, One written put strike 1.17, One written call strike 1.255 with a barrier level strike of 1.29 ($10,000,000 notional amount), Expires 12/15/15, Broker JPMorgan Chase Bank N.A.(r)	1,042,314
$16,900,000	EUR/USD foreign exchange rate, One purchased put strike 1.28, One written put strike 1.21, One written call strike 1.28 with a barrier level strike of 1.33 ($10,000,000 notional amount), Expires 11/16/15, Broker Goldman Sachs International(r)	842,502

68

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/
Notional
Amount ($)		Value
$10,000,000	Euro STOXX 50 Index, One purchased call strike 2,595.70, Expires 01/19/18, Broker Citibank N.A.	$3,227,530
3,839	Euro STOXX 50 Index, One purchased call strike 2,605.00, Expires 01/19/18, Broker JPMorgan Chase Bank N.A.	3,176,645
3,764	Euro STOXX 50 Index, One purchased call strike 2,657.00, Expires 01/19/18, Broker JPMorgan Chase Bank N.A.	2,970,320
5,516	Euro STOXX 50 Index, One purchased call strike 2,719.48, Expires 02/16/18, Broker JPMorgan Chase Bank N.A.	4,125,256
5,505	Euro STOXX 50 Index, One purchased call strike 2,725,10, Expires 12/21/18, One written put strike 2,725.10 with a barrier level strike of 2,125.58, Expires 12/16/16, Broker Goldman Sachs International	3,854,990
$10,000,000	Euro STOXX 50 Index, One purchased call strike 2,730.95, Expires 05/18/18, Broker JPMorgan Chase Bank N.A.	2,653,947
$7,875,000	Euro STOXX 50 Index, One purchased call strike 2,797.2047, Expires 12/21/18, One written put strike 2,797.2047 with a barrier level strike of 2,041.959 ($7,500,000 notional amount), Expires 12/16/16, Broker JPMorgan Chase Bank N.A.(r)	1,855,677
5,339	Euro STOXX 50 Index, One purchased call strike 2,810.00, Expires 06/15/18, Broker Goldman Sachs International	3,570,121
11,500	Euro STOXX 50 Index, One purchased call strike 3,004.34, One written call strike 3,154.557, One purchased put strike 2,944.2532 (3,329 contracts), One purchased put strike 2,944.2532 with a barrier level strike of 2,613.776 (3,329 contracts), One written put strike 3,004.34 with a barrier level strike of 2,613.776 (6,657 contracts), Expires 12/15/16, Broker JPMorgan Chase Bank N.A.(s)	827,684
Contracts/
Notional
Amount ($)		Value
13,414	Euro STOXX 50 Index, One purchased call strike 3,041.57, One written call strike 3,224.0642, One written put strike 3,041.57 with a barrier level strike of 2,767.83 (3,945 contracts), Expires 01/15/16, Broker JPMorgan Chase Bank N.A.(s)	$1,980,552
27,951	Euro STOXX 50 Index, One purchased call strike 3,087.54, One written call strike 3,241.92, One written put strike 3,087.54 with a barrier level strike of 2,778.79 (6,478 contracts), Expires 12/15/16, Broker Credit Suisse International(s)	1,642,540
4,750	Euro STOXX 50 Index, One purchased call strike 3,158.20, One written put strike 3,158.20 with a barrier level strike of 2,662.36, Expires 10/20/16, Broker Credit Suisse International	1,162,368
3,125	Euro STOXX 50 Index, One purchased call strike 3,200.00, One written call strike 3,616.00, One written put strike 3,200.00 with a barrier level strike of 2,400.00, Expires 01/15/16, Broker BNP Paribas SA	665,852
9,439	Euro STOXX 50 Index, One purchased call strike 3,231.34, One written call strike 3,392.907, One purchased put strike 3,134.3998 (3,095 contracts), One written put strike 3,231.34 with a barrier level strike of 2,423.505 (6,189 contracts), Expires 09/15/16, Broker Goldman Sachs International(s)	469,582
11,174	Euro STOXX 50 Index, One purchased call strike 3,248.70, One written call strike 3,443.62, One written put strike 3,248.70 with a barrier level strike of 2,956.32 (3,694 contracts), Expires 12/18/15, Broker Credit Suisse International(s)	1,351,456
3,822	Euro STOXX 50 Index, One purchased call strike 3,270.22, One written put strike 3,270.22 with a barrier level strike of 2,812.39, Expires 09/20/16, Broker JPMorgan Chase Bank N.A.	504,698

69

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/
Notional
Amount ($)		Value
4,603	Euro STOXX 50 Index, One purchased call strike 3,291.33, One written put strike 3,258.74 with a barrier level strike of 2,792.74, Expires 05/19/16, Broker Credit Suisse International	$668,049
2,981	Euro STOXX 50 Index, One purchased call strike 3,354.40, One purchased put strike 3,220.224, One written put strike 3,354.40 with a barrier level strike of 2,636.56 (5,962 contracts), Expires 08/31/16, Broker JPMorgan Chase Bank N.A.(s)	166,530
2,972	Euro STOXX 50 Index, One purchased call strike 3,365.20, One purchased put strike 3,264.24, One written put strike 3,365.20 with a barrier level strike of 2,648.41 (5,943 contracts), Expires 07/14/16, Broker BNP Paribas SA(s)	199,906
2,896	Euro STOXX 50 Index, One purchased call strike 3,452.50, One purchased put strike 3,383.45, One written put strike 3,452.50 with a barrier level strike of 2,744.74 (5,793 contracts), Expires 06/30/16, Broker BNP Paribas SA(s)	17,759
8,673	Euro STOXX 50 Index, One purchased call strike 3,458.87, One written call strike 3,631.81, One purchased put strike 3,389.69 with a barrier level strike of 3,182.16 (4,337 contracts), One written put strike 3,458.87 with a barrier level strike of 3,182.16, Expires 01/14/16, Broker Credit Suisse International(s)	307,092
2,872	Euro STOXX 50 Index, One purchased call strike 3,482.44, One purchased put strike 3,343.15, One written put strike 3,482.44 with a barrier level strike of 2,761.58 (5,743 contracts), Expires 09/15/16, Broker Credit Suisse International(s)	(204,254)
Contracts/
Notional
Amount ($)		Value
9,617	Euro STOXX 50 Index, One purchased call strike 3,483.42, One written call strike 3,657.59, One purchased put strike 3,413.75 with a barrier level strike of 3,169.91 (2,871 contracts), One written put strike 3,483.42 with a barrier level strike of 3,169.91 (5,741 contracts), Expires 07/14/16, Broker Credit Suisse International(s)	$(39,867)
2,842	Euro STOXX 50 Index, One purchased call strike 3,519.00, One purchased put strike 3,413.43, One written put strike 3,519.00 with a barrier level strike of 2,801.48 (5,683 contracts), Expires 09/15/16, Broker BNP Paribas SA(s)	(290,552)
4,256	Euro STOXX 50 Index, One purchased call strike 3,524.28, One purchased put strike 3,418.5516, One written put strike 3,524.28 with a barrier level strike of 2,822.9483 (8,512 contracts), Expires 08/18/16, Broker Goldman Sachs International(s)	(516,507)
20,458	Euro STOXX 50 Index, One purchased call strike 3,773.59, One written call strike 3,962.27, One purchased put strike 3,698.12 with a barrier level strike of 3,433.97 (5,300 contracts), One written put strike 3,773.59 with a barrier level strike of 3,433.97 (10,600 contracts), Expires 05/19/16, Broker Credit Suisse International(s)	(1,325,632)
3,691	Euro STOXX 50 Index, One purchased put strike 3,251.40, One written call strike 3,251.40 with a barrier level strike of 2,771.82, Expires 12/18/15, Broker JPMorgan Chase Bank N.A.	729,165

70

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/
Notional
Amount ($)		Value
330,472	Euro STOXX Banks Index, One purchased call strike 131.63, One written call strike 138.2115, One purchased put strike 128.9974 (75,971 contracts), One purchased put strike 128.9974 with a barrier level strike of 114.518 (75,971 contracts), One written put strike 131.63 with a barrier level strike of 114.518 (151,941 contracts), Expires 11/17/16, Broker JPMorgan Chase Bank N.A.(s)	$523,237
110,862	Euro STOXX Banks Index, One purchased call strike 135.3032, One written put strike 135.3032 with a barrier level strike of 112.1528, Expires 10/20/16, Broker BNP Paribas SA	322,766
145,391	Euro STOXX Banks Index, One purchased call strike 137.56, One written put strike 137.56 with a barrier level strike of 114.863, Expires 02/16/17, Broker Bank of America N.A.	10,395
109,486	Euro STOXX Banks Index, One purchased call strike 138.374, One written put strike 137.004 with a barrier level strike of 119.193, Expires 01/14/16, Broker Bank of America N.A.	296,335
141,726	Euro STOXX Banks Index, One purchased call strike 141.117, One written call strike 159.462, One written put strike 141.117 with a barrier level strike of 104.427, Expires 11/20/15, Broker Bank of America N.A.	196,263
194,209	Euro STOXX Banks Index, One purchased call strike 141.60, One written call strike 148.68, One purchased put strike 138.768 (70,621 contracts), One purchased put strike 138.768 with a barrier level strike of 124.608 (70,621 contracts), One written put strike 141.60 with a barrier level strike of 124.608 (141,243 contracts), Expires 04/14/16, Broker Bank of America N.A.(s)	149,417
Contracts/
Notional
Amount ($)		Value
105,337	Euro STOXX Banks Index, One purchased call strike 142.40, One written call strike 162.336, One written put strike 142.40 with a barrier level strike of 105.376, Expires 11/20/15, Broker Bank of America N.A.	$101,640
328,530	Euro STOXX Banks Index, One purchased call strike 144.888, One written call strike 152.132, One purchased put strike 141.99 (69,019 contracts), One purchased put strike 141.99 with a barrier level strike of 131.848 (69,019 contracts), One written put strike 144.888 with a barrier level strike of 131.848 (138,038 contracts), Expires 09/29/16, Broker Bank of America N.A.(s)	(331,057)
202,138	Euro STOXX Banks Index, One purchased call strike 145.94, One written call strike 153.237, One purchased put strike 143.0212 (68,521 contracts), One purchased put strike 143.0212 with a barrier level strike of 132.805 (68,521 contracts), One written put strike 145.94 with a barrier level strike of 132.805 (137,043 contracts), Expires 02/18/16, Broker Bank of America N.A.(s)	(147,541)
65,524	Euro STOXX Banks Index, One purchased call strike 154.141, One purchased put strike 149.563, One written put strike 152.615 with a barrier level strike of 125.602 (131,048 contracts), Expires 11/20/15, Broker Bank of America N.A.(s)	356,320
180,346	Euro STOXX Banks Index, One purchased call strike 158.03, One written call strike 165.9315, One purchased put strike 154.87 (94,919 contracts), One written put strike 158.03 with a barrier level strike of 135.9058 (189,837 contracts), Expires 12/30/15, Broker BNP Paribas SA(s)	(349,654)

71

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/
Notional
Amount ($)		Value
344,451	Euro STOXX Banks Index, One purchased call strike 160.73, One written call strike 168.767, One purchased put strike 157.515 (84,840 contracts), One purchased put strike 157.515 with a barrier level strike of 146.264 (84,840 contracts), One written put strike 160.73 with a barrier level strike of 146.264 (169,680 contracts), Expires 07/29/16, Broker Bank of America N.A.(s)	$(1,848,662)
303,828	Euro STOXX Banks Index, One purchased call strike 161.44, One written call strike 169.512, One purchased put strike 158.211 (92,914 contracts), One written put strike 161.44 with a barrier level strike of 146.91 (185,828 contracts), Expires 05/19/16, Broker Bank of America N.A.(s)	(2,061,368)
118,652	Exxon Mobil Corp, One purchased call strike 87.65, One written call strike 93.55, One written put strike 84.28 with a barrier level strike of 57.31, Expires 04/15/16, Broker Bank of America N.A.	(68,593)
114,247	Exxon Mobil Corp, One purchased call strike 90.16, One written call strike 96.28, One written put strike 87.53 with a barrier level strike of 59.52, Expires 03/18/16, Broker Bank of America N.A.	(133,715)
162,780	Exxon Mobil Corp, One purchased call strike 93.992, One written call strike 101.3639, One written put strike 92.149 with a barrier level strike of 64.5043, Expires 02/19/16, Broker Goldman Sachs International	(411,882)
1,681	FTSE 100 Index, One purchased call strike 5,950.01, One purchased put strike 5,831.01, One written put strike 5,950.01 with a barrier level strike of 5,051.56 (3,361 contracts), Expires 12/15/16, Broker Credit Suisse International(s)	603,743
Contracts/
Notional
Amount ($)		Value
3,267	FTSE 100 Index, One purchased call strike 6,122.48, One written put strike 6,122.48 with a barrier level strike of 4,916.35, Expires 11/17/16, Broker Credit Suisse International	$671,713
3,204	FTSE 100 Index, One purchased call strike 6,242.32, One written put strike 6,242.32 with a barrier level strike of 5,137.43, Expires 10/20/16, Broker Credit Suisse International	340,585
113,148	GameStop Corp., One purchased call strike 44.19, One written put strike 44.19 with a barrier level strike of 28.06, Expires 07/15/16, Broker Bank of America N.A.	307,355
988	IBEX 35 Index, One purchased call strike 10,118.92, One written put strike 10,118.92 with a barrier level level strike 8,778.1631, Expires 09/15/16, Broker Goldman Sachs International	175,260
3,149	IBEX 35 Index, One purchased call strike 11,062.23, One written call strike 11,615.34, One purchased call strike 10,840.9854, One purchased put strike 10,840.9854 with a barrier level level strike 9,865.30 (904 contracts), One written put strike 11,062.23 with a barrier level strike of 10,066.42 (1,808 contracts), Expires 07/14/16, Broker BNP Paribas SA(s)	(518,829)
3,280	IBEX 35 Index, One purchased call strike 11,585.31, One written call strike 12,164.58, One purchased put strike 11,353.60 with a barrier level strike of 10,542.63 (863 contracts), One written put strike 11,585.31 with a barrier level strike of 10,542.63 (1,726 contracts), Expires 05/20/16, Broker Citibank N.A.(s)	(815,432)

72

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/
Notional
Amount ($)		Value
5,571	IBEX 35 Index, One purchased call strike 9,747.40, One written call strike 10,039.82, One purchased put strike 9,454.98 (1,026 contracts), One written put strike 9,747.40 with a barrier level strike of 7,310.55 (2,052 contracts), Expires 10/20/16, Broker Credit Suisse International(s)	$550,146
4,079	IBEX 35 Index, One purchased call strike 9,863.96, One written call strike 10,258.5184, One purchased put strike 9,568.0412 (1,014 contracts), One written put strike 9,863.96 with a barrier level strike of 7,397.97 (2,028 contracts), Expires 10/31/16, Broker JPMorgan Chase Bank N.A.(s)	410,854
10,558	IBEX 35 Index, One purchased call strike 9,944.62, One written call strike 10,342.4048, One purchased put strike 9,745.7276 (2 011 contracts), One purchased put strike 9,745.7276 with a barrier level level strike 9,149.05 (2,011 contracts), One written put strike 9,944.62 with a barrier level level strike 9,149.05 (4,022 contracts), Expires 11/17/16, Broker JPMorgan Chase Bank N.A.(s)	689,517
2,052,499	iShares China Large-Cap ETF, One purchased call strike 35.81, One written call strike 37.24, One written put strike 35.81 with a barrier level strike of 32.23 (279,252 contracts), Expires 09/16/16, Broker Barclays Bank Plc(s)	913,013
2,468,966	iShares China Large-Cap ETF, One purchased call strike 36.25, One written call strike 37.3375, One written put strike 36.25 with a barrier level strike of 31.90 (275,862 contracts), Expires 10/20/16, Broker BNP Paribas SA(s)	697,817
Contracts/
Notional
Amount ($)		Value
2,308,841	iShares China Large-Cap ETF, One purchased call strike 37.508, One written call strike 38.6332, One written put strike 37.508 with a barrier level strike of 33.007 (266,610 contracts), Expires 11/18/16, Broker Goldman Sachs International(s)	$329,934
2,114,686	iShares China Large-Cap ETF, One purchased call strike 38.54, One written call strike 39.6962, One written put strike 38.54 with a barrier level strike of 34.686 (259,471 contracts), Expires 12/15/16, Broker BNP Paribas SA(s)	13,086
252,067	iShares China Large-Cap ETF, One purchased call strike 39.672, One written put strike 39.672 with a barrier level strike of 30.726, Expires 08/18/16, Broker Goldman Sachs International	(453,670)
291,804	iShares iBoxx $ High Yield Corporate Bond ETF, One purchased call strike 83.10 with a barrier level strike of 94.24, One purchased put strike 85.67 with a barrier level strike of 64.26, One written put strike 85.67 with a barrier level strike of 77.11, Expires 12/16/16, Broker Bank of America N.A.	(119,640)
382,114	iShares MSCI EAFE Index Fund, One purchased call strike 61.50, One written call strike 63.96, One purchased put strike 61.50 (162,602 contracts), One written put strike 61.50 with a barrier level strike of 56.58 (325,203 contracts), Expires 12/30/15, Broker JPMorgan Chase Bank N.A.(s)	174,134
244,763	iShares MSCI EAFE Index Fund, One purchased call strike 61.8966, One purchased call strike 61.8966 with a barrier level strike of 70.4764, One purchased put strike 60.671 with a barrier level strike of 52.0912, One written put strike 61.2838 with a barrier level strike of 51.4784, Expires 12/16/16, Broker Goldman Sachs International	(99,618)

73

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/
Notional
Amount ($)		Value
243,273	iShares MSCI EAFE Index Fund, One purchased call strike 62.2756, One written call strike 62.2756 with a barrier level strike of 70.291, One purchased put strike 61.0424 with a barrier level strike of 49.327, One written put strike 61.659 with a barrier level strike of 53.952, Expires 01/20/17, Broker JPMorgan Chase Bank N.A.	$(187,595)
237,117	iShares MSCI EAFE Index Fund, One purchased call strike 63.26, One purchased put strike 61.99, One written put strike 63.26 with a barrier level strike of 53.30 (474,233 contracts), Expires 12/18/15, Broker Credit Suisse International(s)	163,721
158,983	iShares MSCI EAFE Index Fund, One purchased call strike 63.53, One written call strike 66.05, One purchased put strike 61.64, One written put strike 62.90 with a barrier level strike of 52.84, Expires 03/18/16, Broker BNP Paribas SA	90,946
155,565	iShares MSCI EAFE Index Fund, One purchased call strike 64.282, One purchased put strike 62.9964, One written put strike 64.282 with a barrier level strike of 53.4183 (311,129 contracts), Expires 11/30/15, Broker Goldman Sachs International(s)	216,001
547,346	iShares MSCI EAFE Index Fund, One purchased call strike 67.1677, One written call strike 69.8278, One purchased call strike 65.1727 (150,370 contracts), One written put strike 66.5027 with a barrier level strike of 52.9713 (300,740 contracts), Expires 05/19/16, Broker Citibank N.A.(s)	(605,860)
940,749	iShares MSCI Emerging Markets ETF, One purchased call strike 32.2084, One written put strike 31.8895 with a barrier level strike of 25.464, Expires 12/31/15, Broker JPMorgan Chase Bank N.A.	2,359,750
Contracts/
Notional
Amount ($)		Value
300,404	iShares MSCI Emerging Markets ETF, One purchased call strike 33.2885, One written put strike 33.2885 with a barrier level strike of 27.463, Expires 11/17/16, Broker BNP Paribas SA	$482,006
1,939,640	iShares MSCI Emerging Markets ETF, One purchased call strike 34.5425, One written call strike 35.5788, One written put strike 34.5425 with a barrier level strike of 30.3974 (289,498 contracts), Expires 11/18/16, Broker BNP Paribas SA(s)	173,918
1,719,346	iShares MSCI Emerging Markets ETF, One purchased call strike 34.897, One written call strike 36.2929, One purchased put strike 34.1991 (429,836 contracts), One written put strike 34.897 with a barrier level strike of 28.807 (859,673 contracts), Expires 01/20/17, Broker JPMorgan Chase Bank N.A.(s)	45,878
1,883,875	iShares MSCI Emerging Markets ETF, One purchased call strike 35.565, One written call strike 36.632, One written put strike 35.565 with a barrier level strike of 31.6529 (281,175 contracts), Expires 12/16/16, Broker Goldman Sachs International(s)	(208,832)
1,115,812	iShares MSCI Emerging Markets ETF, One purchased call strike 37.82, One written call strike 39.3328, One purchased put strike 36.6854 (264,410 contracts), One written put strike 37.82 with a barrier level strike of 29.88 (528,821 contracts), Expires 07/14/16, Broker BNP Paribas SA(s)	(597,077)
724,597	iShares MSCI South Korea Index Fund, One purchased call strike 55.6861, One written call strike 59.0273, One written put strike 55.6861 with a barrier level strike of 50.6744 (269,367 contracts), Expires 01/15/16, Broker Citibank N.A.(s)	10,137

74

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/
Notional
Amount ($)		Value
465,362	iShares MSCI South Korea Index Fund, One purchased call strike 56.73, One written call strike 60.1338, One written put strike 56.73 with a barrier level strike of 51.6243 (176,274 contracts), Expires 03/18/16, Broker JPMorgan Chase Bank N.A.(s)	$(259,849)
504,926	iShares MSCI South Korea Index Fund, One purchased call strike 56.84, One written call strike 60.25, One written put strike 56.84 with a barrier level strike of 51.72 (175,932 contracts), Expires 04/15/16, Broker Bank of America N.A.(s)	(274,855)
$14,700,000	iShares MSCI South Korea Index Fund, One purchased call strike 57.7534, One written call strike 68.865, One written put strike 57.7534 with a barrier level strike of 52.5556 ($5,000,000 notional amount), Expires 11/20/15, Broker Citibank N.A.(r)	(115,176)
554,027	iShares MSCI South Korea Index Fund, One purchased call strike 58.2102, One written call strike 61.1207, One written put strike 58.2102 with a barrier level strike of 52.9713 (171,791 contracts), Expires 05/20/16, Broker Citibank N.A.(s)	(569,074)
2,606,052	iShares MSCI Taiwan ETF, One purchased call strike 13.814, One written call strike 14.5047, One written put strike 13.814 with a barrier level strike of 12.4326 (723,903 contracts), Expires 08/18/16, Broker Goldman Sachs International(s)	(89,141)
810,365	Medtronic Plc, One purchased call strike 66.76, One written call strike 69.43, One written put strike 66.76 with a barrier level strike of 60.75 (149,790 contracts), Expires 11/18/16, Broker Credit Suisse International(s)	804,329
Contracts/
Notional
Amount ($)		Value
48,086	MSCI Singapore Free Index, One purchased call strike 311.9392, One written call strike 327.5361, One written put strike 311.9392 with a barrier level strike of 286.984, Expires 10/31/16, Broker BNP Paribas SA	$751,141
69,042	MSCI Singapore Free Index, One purchased call strike 333.13256, One written call strike 353.120514, One written put strike 333.13256 with a barrier level strike of 306.481955 (30,018 contracts), Expires 10/31/16, Broker BNP Paribas SA(s)	(78,894)
120,352	MSCI Singapore Free Index, One purchased call strike 340.2515, One written call strike 357.2641, One written put strike 340.2515 with a barrier level strike of 313.0314 (44,085 contracts), Expires 11/30/16, Broker BNP Paribas SA(s)	(378,583)
36,309	MSCI Singapore Free Index, One purchased call strike 344.263, One written call strike 364.92, One written put strike 344.263 with a barrier level strike of 323.61, Expires 09/15/16, Broker BNP Paribas SA	(417,685)
84,313	MSCI Singapore Free Index, One purchased call strike 357.04, One written call strike 374.892, One written put strike 357.04 with a barrier level strike of 335.6176 (28,011 contracts), Expires 10/31/16, Broker BNP Paribas SA(s)	(676,721)
27,094	MSCI Singapore Free Index, One purchased call strike 369.0812, One written call strike 391.2261, One written put strike 369.0812 with a barrier level strike of 346.9363, Expires 09/30/16, Broker BNP Paribas SA	(952,711)
113,400	MSCI Singapore Free Index, One purchased call strike 373.52, One written call strike 399.67, One written put strike 373.52 with a barrier level strike of 339.90 (54,000 contracts), Expires 07/14/16, Broker UBS AG(s)	(1,374,630)

75

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/ Notional Amount ($)		Value
10,315	OMX Stockholm 30 Index , One purchased call strike 1,425.12, One purchased put strike 1,425.12, One written put strike 1,454.20 with a barrier level strike of 1,337.864, Expires 01/19/17, Broker BNP Paribas SA	$429,837
13,489	OMX Stockholm 30 Index , One purchased call strike 1,482.73, One written put strike 1,376.7148, Expires 05/19/16, Broker JPMorgan Chase Bank N.A	115,858
36,409	OMX Stockholm 30 Index , One purchased call strike 1,557.3075, One written put strike 1,483.15 with a barrier level strike of 1,364.498 (13,485 contracts), Expires 05/19/16, Broker Goldman Sachs International(s)	66,808
17,512	Russell 2000 Index, One purchased call strike 1,142.07, One written call strike 1,210.5942, One purchased put strike 1,119.2286 (8,756 contracts), One written put strike 1,142.07 with a barrier level strike of 788.83, Expires 02/16/17, Broker BNP Paribas SA(s)	78,304
17,400	Russell 2000 Index, One purchased call strike 1,149.4305, One written call strike 1,218.3964, One purchased put strike 1,126.4419 (8,700 contracts), One written put strike 1,149.4305 with a barrier level strike of 837.705, Expires 11/17/16, Broker Goldman Sachs International(s)	59,376
25,828	Russell 2000 Index, One purchased call strike 1,161.5407, One written call strike 1,231.2331, One purchased put strike 1,138.3099 (12,914 contracts), One written put strike 1,161.5407 with a barrier level strike of 831.0823, Expires 01/19/17, Broker Goldman Sachs International(s)	(107,016)
Contracts/ Notional Amount ($)		Value
17,191	Russell 2000 Index, One purchased call strike 1,163.41, One written call strike 1,233.2146, One purchased put strike 1,140.1418 (8,595 contracts), One written put strike 1,163.41 with a barrier level strike of 944.69, Expires 01/19/17, Broker BNP Paribas SA(s)	$(44,516)
25,982	Russell 2000 Index, One purchased call strike 1,166.18, One written call strike 1,223.91, One purchased put strike 1,131.54 (12,991 contracts), One written put strike 1,154.63 with a barrier level strike of 789.77, Expires 12/15/16, Broker Credit Suisse International(s)	68,954
16,916	Russell 2000 Index, One purchased call strike 1,182.32, One written call strike 1,253.2592, One purchased put strike 1,135.0272 (8,458 contracts), One written put strike 1,182.32 with a barrier level strike of 869.0052, Expires 08/31/16, Broker JPMorgan Chase Bank N.A.(s)	(56,696)
16,696	Russell 2000 Index, One purchased call strike 1,197.90, One written call strike 1,281.753, One purchased put strike 1,161.963 (8,348 contracts), One written put strike 1,197.90 with a barrier level strike of 922.383, Expires 12/31/15, Broker JPMorgan Chase Bank N.A.(s)	335,791
16,623	Russell 2000 Index, One purchased call strike 1,203.1517, One written call strike 1,251.2778, One purchased put strike 1,130.9626 (8,312 contracts), One written put strike 1,203.1517 with a barrier level strike of 930.1566, Expires 03/17/16, Broker Goldman Sachs International(s)	(81,830)

76

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/ Notional Amount ($)		Value
16,583	Russell 2000 Index, One purchased call strike 1,206.02, One written call strike 1,278.3812, One purchased put strike 1,157.7792 (8,292 contracts), One written put strike 1,206.02 with a barrier level strike of 851.4501, Expires 10/20/16, Broker JPMorgan Chase Bank N.A.(s)	$(159,619)
16,511	Russell 2000 Index, One purchased call strike 1,211.3449, One written call strike 1,284.0256, One purchased put strike 1,162.8911 (8,255 contracts), One written put strike 1,211.3449 with a barrier level strike of 889.1272, Expires 09/15/16, Broker Goldman Sachs International(s)	(211,611)
17,599	Russell 2000 Index, One purchased call strike 1,214.8418, One written call strike 1,287.7323, One purchased put strike 1,166.2482 (8,232 contracts), One written put strike 1,214.8418 with a barrier level strike of 886.8345 (16,463 contracts), Expires 09/15/16, Broker Goldman Sachs International(s)	(186,731)
16,332	Russell 2000 Index, One purchased call strike 1,224.6129, One written call strike 1,298.0897, One purchased put strike 1,187.8745 (8,166 contracts), One written put strike 1,224.6129 with a barrier level strike of 892.1305, Expires 05/19/16, Broker Goldman Sachs International(s)	69,607
8,121	Russell 2000 Index, One purchased call strike 1,231.30, One written call strike 1,305.18, One purchased put strike 1,206.68, One written put strike 1,231.30 with a barrier level strike of 948.10 (16,243 contracts), Expires 02/29/16, Broker UBS AG(s)	9,747
Contracts/ Notional Amount ($)		Value
16,167	Russell 2000 Index, One purchased call strike 1,237.07, One written call strike 1,311.2942, One purchased put strike 1,199.9579 (8,084 contracts), One written put strike 1,237.07 with a barrier level strike of 917.2874, Expires 06/16/16, Broker Goldman Sachs International(s)	$(129,960)
24,210	Russell 2000 Index, One purchased call strike 1,239.1588, One written call strike 1,325.8999, One purchased put strike 1,201.984, One written put strike 1,239.1588 with a barrier level strike of 954.1522 (12,105 contracts), Expires 03/31/16, Broker Goldman Sachs International(s)	(143,231)
24,206	Russell 2000 Index, One purchased call strike 1,239.35, One written call strike 1,326.10, One purchased put strike 2,235.01 on S&P 500 Index (7,248 contracts), One written put strike 44.63 on Utilities Sector SPDR Fund with a barrier level strike of 36.78 (678,963 contracts), Expires 04/14/16, Broker BNP Paribas SA(s)	393,840
22,303	Russell 2000 Index, One purchased call strike 1,242.00, One written call strike 1,304.10, One purchased put strike 1,204.74 (8,052 contracts), One written put strike 1,242.00 with a barrier level strike of 931.50 (16,103 contracts), Expires 08/18/16, Broker Credit Suisse International(s)	(273,862)
8,128	Russell 2000 Index, One purchased call strike 1,242.52, One purchased put strike 1,205.62, One written put strike 1,230.22 with a barrier level strike of 965.72 (16,257 contracts), Expires 04/15/16, Broker Credit Suisse International(s)	(220,839)

77

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/ Notional Amount ($)		Value
20,091	Russell 2000 Index, One purchased call strike 1,244.35, One written call strike 1,319.01, One purchased put strike 1,207.02 (10,045 contracts), One written put strike 1,244.35 with a barrier level strike of 905.89, Expires 06/16/16, Broker Credit Suisse International(s)	$(119,168)
20,054	Russell 2000 Index, One purchased call strike 1,246.4592, One written call strike 1,308.7822, One purchased put strike 1,209.0655 (8,023 contracts), One written put strike 1,246.4592 with a barrier level strike of 1,034.5612 (16,045 contracts), Expires 10/20/16, Broker Goldman Sachs International(s)	(438,918)
15,981	Russell 2000 Index, One purchased call strike 1,251.4933, One written call strike 1,339.0978, One purchased put strike 1,213.9485 (7,990 contracts), One written put strike 1,251.4933 with a barrier level strike of 968.6558, Expires 04/29/16, Broker Goldman Sachs International(s)	(256,641)
15,948	Russell 2000 Index, One purchased call strike 1,254.09, One written call strike 1,329.3354, One purchased put strike 1,216.4673 (7,974 contracts), One written put strike 1,254.09 with a barrier level strike of 908.5882, Expires 08/18/16, Broker Goldman Sachs International(s)	(277,694)
19,907	Russell 2000 Index, One purchased call strike 1,255.83, One written call strike 1,331.18, One purchased put strike 1,230.71 (9,954 contracts), One written put strike 1,255.83 with a barrier level strike of 939.36, Expires 06/16/16, Broker Credit Suisse International(s)	(258,976)
Contracts/ Notional Amount ($)		Value
19,784	Russell 2000 Index, One purchased call strike 1,263.65, One written call strike 1,339.469, One purchased put strike 1,225.7405 (9,892 contracts), One written put strike 1,263.65 with a barrier level strike of 928.78, Expires 08/18/16, Broker BNP Paribas SA(s)	$(397,318)
19,772	Russell 2000 Index, One purchased call strike 1,264.44, One written call strike 1,340.3064, One purchased put strike 1,226.5068 (9,886 contracts), One written put strike 1,264.44 with a barrier level strike of 922.5354, Expires 09/15/16, Broker Goldman Sachs International(s)	(529,258)
19,314	Russell 2000 Index, One purchased call strike 1,294.37, One written call strike 1,372.0322, One purchased put strike 1,255.5389 (9,657 contracts), One written put strike 1,294.37 with a barrier level strike of 981.7796, Expires 07/14/16, Broker Goldman Sachs International(s)	(822,925)
7,943	S&P 500 Index, One purchased call strike 1,888.57, One written put strike 1,888.57 with a barrier level strike of 1,563.74, Expires 12/15/16, Broker Bank of America N.A.	1,417,447
5,209	S&P 500 Index, One purchased call strike 1,919.61, One written put strike 1,919.61 with a barrier level strike of 1,587.52, Expires 01/19/17, Broker Bank of America N.A.	775,427
7,469	S&P 500 Index, One purchased call strike 2,028.25, One written put strike 2,008.17 with a barrier level strike of 1,656.74, Expires 02/19/16, Broker Bank of America N.A.	535,935
6,159	S&P 500 Index, One purchased call strike 2,049.84, One written put strike 2,029.54 with a barrier level strike of 1,663.21, Expires 03/18/16, Broker Bank of America N.A.	343,086

78

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/ Notional Amount ($)		Value
9,658	S&P 500 Index, One purchased call strike 2,070.77, One written call strike 2,153.60, One purchased put strike 1,946.52 (4,829 contracts), One written put strike 2,070.77 with a barrier level strike of 1,680.43, Expires 03/17/16, Broker Bank of America N.A.(s)	$145,395
9,691	S&P 500 Index, One purchased call strike 2,084.34, One written call strike 2,188.56, One written put strike 2,084.34 with a barrier level strike of 1,917.59 (4,798 contracts), Expires 12/31/15, Broker Bank of America N.A.(s)	204,772
7,266	S&P 500 Index, One purchased call strike 2,085.0844, One written call strike 2,374.106, One purchased put strike 2,023.1512, One written put strike 2,064.44 with a barrier level strike of 1,579.2966 (14,532 contracts), Expires 02/19/16, Broker Goldman Sachs International(s)	405,749
14,659	S&P 500 Index, One purchased call strike 2,087.67, One written call strike 2,170.35, One written put strike 2,087.67 with a barrier level strike of 1,901.64 (4,838 contracts), Expires 04/18/16, Broker Bank of America N.A.(s)	194,240
7,236	S&P 500 Index, One purchased call strike 2,093.59, One purchased put strike 2,052.13, One written put strike 2,072.86 with a barrier level strike of 1,671.76 (14,473 contracts), Expires 04/15/16, Broker Bank of America N.A.(s)	250,877
4,766	S&P 500 Index, One purchased call strike 2,098.41, One purchased put strike 2,056.44, One written put strike 2,098.41 with a barrier level strike of 1,694.47 (9,531 contracts), Expires 03/18/16, Broker Bank of America N.A.(s)	125,551
Contracts/ Notional Amount ($)		Value
7,144	S&P 500 Index, One purchased call strike 2,099.6275, One purchased put strike 2,057.6349, One written put strike 2,099.6275 with a barrier level strike of 1,688.1005 (14,288 contracts), Expires 04/15/16, Broker Goldman Sachs International(s)	$127,129
9,510	S&P 500 Index, One purchased call strike 2,103.066, One written call strike 2,229.25, One purchased put strike 2,039.974 (4,755 contracts), One written put strike 2,103.066 with a barrier level strike of 1,680.35, Expires 06/16/16, Broker BNP Paribas SA(s)	113,133
11,242	S&P 500 Index, One purchased call strike 2,108.0813, One written call strike 2,213.4854, One written put strike 2,108.0813 with a barrier level strike of 1,701.315 (5,692 contracts), Expires 01/14/16, Broker Citibank N.A.(s)	95,315
21,553	S&P 500 Index, One purchased call strike 2,110.1264, One written call strike 2,194.53, One purchased put strike 2,089.0251 (7,109 contracts), One written put strike 2,110.1264 with a barrier level strike of 1,941.32 (14,217 contracts), Expires 07/14/16, Broker BNP Paribas SA(s)	28,875
12,685	S&P 500 Index, One purchased call strike 2,111.38, One written call strike 2,195.00, One written put strike 2,111.38 with a barrier level strike of 1,902.34 (5,740 contracts), Expires 02/18/16, Broker Bank of America N.A.(s)	65,502
5,913	S&P 500 Index, One purchased call strike 2,113.89, One purchased put strike 2,050.47, One written put strike 2,113.89 with a barrier level strike of 1,682.66 (11,826 contracts), Expires 07/14/16, Broker Bank of America N.A.(s)	(72,213)

79

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/ Notional Amount ($)		Value
21,363	S&P 500 Index, One purchased call strike 2,127.464, One written call strike 87.8151 on iShare iBoxx High Yield Corp. Bond ETF (512,440 contracts), Expires 01/14/16, Broker BNP Paribas SA(s)	$(262,250)
4,692	S&P 500 Index, One purchased call strike 2,131.30, One purchased put strike 2,067.36, One written put strike 2,131.30 with a barrier level strike of 1,705.04 (9,384 contracts), Expires 06/16/16, Broker Bank of America N.A.(s)	(102,507)
9,433	S&P 500 Index, One purchased call strike 2,141.40, One written put strike 5,672.08 on DAXK Index (3,023 contracts), Expires 06/16/16, Broker Bank of America N.A.(s)	(1,188,224)
7,042	S&P 500 Index, One purchased call strike 2,151.41, One purchased put strike 2,023.60, One written put strike 2,151.41 with a barrier level strike of 1,541.56 (14,084 contracts), Expires 01/19/17, Broker Bank of America N.A.(s)	(304,652)
5,238	S&P 500 Index, One purchased call strike 1,909.0325, One written put strike 1,909.0325 with a barrier level strike of 1,646.54, Expires 09/15/16, Broker JPMorgan Chase Bank N.A.	831,900
25,967	S&P 500 Index, One purchased call strike 1,916.45, One written put strike 1,878.87 with a barrier level strike of 1,628.04, Expires 01/14/16, Broker Credit Suisse International	2,690,652
7,715	S&P 500 Index, One purchased call strike 1,944.21, One written put strike 1,944.21 with a barrier level strike of 1,646.75, Expires 12/18/15, Broker Bank of America N.A.	1,058,639
Contracts/ Notional Amount ($)		Value
5,194	S&P 500 Index, One purchased call strike 1,963.85, One purchased put strike 1,886.83, One written put strike 1,925.34 with a barrier level strike of 1,578.78 (10,388 contracts), Expires 02/18/16, Broker Credit Suisse International(s)	$682,758
17,292	S&P 500 Index, One purchased call strike 1,966.27, One written call strike 2,044.92, One purchased put strike 1,907.28 (5,086 contracts), One written put strike 1,966.27 with a barrier level strike of 1,474.70 (10,172 contracts), Expires 10/31/16, Broker Credit Suisse International(s)	490,817
5,080	S&P 500 Index, One purchased call strike 1,968.64, One written put strike 1,968.64 with a barrier level strike of 1,685.16, Expires 11/20/14, Broker Bank of America N.A.	562,717
5,054	S&P 500 Index, One purchased call strike 1,998.49, One purchased put strike 1,939.13, One written put strike 1,978.70 with a barrier level strike of 1,691.79 (10,108 contracts), Expires 12/15/16, Broker Credit Suisse International(s)	452,733
4,979	S&P 500 Index, One purchased call strike 2,008.50, One purchased put strike 1,928.16, One written put strike 2,008.50 with a barrier level strike of 1,663.04 (9,958 contracts), Expires 03/17/16, Broker JPMorgan Chase Bank N.A.(s)	371,098
4,975	S&P 500 Index, One purchased call strike 2,010.00, One written put strike 2,010.00 with a barrier level strike of 1,736.64, Expires 11/20/15, Broker Credit Suisse International	385,932
7,604	S&P 500 Index, One purchased call strike 2,012.03, One written put strike 1,972.58 with a barrier level strike of 1,696.42, Expires 12/17/15, Broker Credit Suisse International	609,719

80

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/ Notional Amount ($)		Value
12,425	S&P 500 Index, One purchased call strike 2,012.0966, One purchased put strike 1,951.7337, One written put strike 2,012.0966 with a barrier level strike of 1,589.5563 (24,850 contracts), Expires 01/15/16, Broker Goldman Sachs International(s)	$1,152,653
9,946	S&P 500 Index, One purchased call strike 2,031.14, One written call strike 2,212.13, One written put strike 89.55 on iShares iBoxx $High Yield Corporate Bond ETF with a barrier level strike of 70.928 (225,581 contracts), Expires 01/15/16, Broker Goldman Sachs International(s)	639,986
12,305	S&P 500 Index, One purchased call strike 2,031.71, One written put strike 2,031.71 with a barrier level strike of 1,757.43, Expires 01/15/16, Broker Credit Suisse International	805,739
7,418	S&P 500 Index, One purchased call strike 2,042.45, One written call strike 2,325.56, One purchased put strike 2,002.01, One written put strike 2,022.23 with a barrier level strike of 1,624.86 (14,835 contracts), Expires 11/20/15, Broker Credit Suisse International(s)	435,747
4,877	S&P 500 Index, One purchased call strike 2,050.74, One written put strike 2,050.74 with a barrier level strike of 1,768.76, Expires 01/19/16, Broker Bank of America N.A.	221,778
6,089	S&P 500 Index, One purchased call strike 2,052.8029, One purchased put strike 1,991.2188, One written put strike 2,052.8029 with a barrier level strike of 1,621.7143 (12,178 contracts), Expires 08/18/16, Broker Goldman Sachs International(s)	177,000
7,296	S&P 500 Index, One purchased call strike 2,055.83, One written put strike 2,055.83 with a barrier level strike of 1,786.52, Expires 01/15/16, Broker Bank of America N.A.	312,339
Contracts/ Notional Amount ($)		Value
18,226	S&P 500 Index, One purchased call strike 2,058.62, One written call strike 2,140.15, One written put strike 2,058.62 with a barrier level strike of 1,875.18 (4,906 contracts), Expires 12/18/15, Broker Bank of America N.A.(s)	$627,000
4,836	S&P 500 Index, One purchased call strike 2,067.94, One purchased put strike 1,985.22, One written put strike 2,067.94 with a barrier level strike of 1,604.72 (9,671 contracts), Expires 10/20/16, Broker Credit Suisse International(s)	92,051
7,253	S&P 500 Index, One purchased call strike 2,068.17, One purchased put strike 2,006.1249, One written put strike 2,068.17 with a barrier level strike of 1,634.8884 (14,506 contracts), Expires 08/18/16, Broker Goldman Sachs International(s)	127,667
12,773	S&P 500 Index, One purchased call strike 2,074.7185, One written call strike 2,178.4544, One written put strike 2,074.7185 with a barrier level strike of 1,887.9938 (14,460 contracts), One purchased put strike 2,033.2241 (7,230 contracts), One purchased put strike 2,033.2241 with a barrier level strike of 1,887.9938 (7,230 contracts), Expires 12/31/15, Broker Goldman Sachs International(s)	483,625
7,219	S&P 500 Index, One purchased call strike 2,077.81, One purchased put strike 1,994.70, One written put strike 2,098.59 with a barrier level strike of 1,585.37 (14,438 contracts), Expires 08/18/16, Broker Credit Suisse International(s)	108,731

81

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/ Notional Amount ($)		Value
4,806	S&P 500 Index, One purchased call strike 2,080.8252, One purchased put strike 1,997.5922, One written put strike 2,080.8252 with a barrier level strike of 1,637.8175 (9,612 contracts), 09/15/16, Broker Goldman Sachs International(s)	$(19,332)
9,455	S&P 500 Index, One purchased call strike 2,083.49, One written call strike 2,187.6645, One purchased put strike 2,041.8202 (4,800 contracts), One purchased put strike 2,041.8202 with a barrier level strike of 1,895.9759 (4,800 contracts), One written put strike 2,083.49 with a barrier level strike of 1,895.9759 (9,599 contracts), Expires 04/14/16, Broker Goldman Sachs International(s)	187,349
4,798	S&P 500 Index, One purchased call strike 2,084.35, One purchased put strike 2,021.8195, One written put strike 2,084.35 with a barrier level strike of 1,644.5522 (9,595 contracts), Expires 08/18/16, Broker Goldman Sachs International(s)	19,965
4,795	S&P 500 Index, One purchased call strike 2,085.3301, One purchased put strike 2,022.7702, One written put strike 2,085.3301 with a barrier level strike of 1,668.2641 (9,591 contracts), Expires 09/15/16, Broker Goldman Sachs International(s)	(53,800)
4,784	S&P 500 Index, One purchased call strike 2,090.1919, One purchased put strike 2,048.38, One written put strike 2,090.1919 with a barrier level strike of 1,670.0634 (9,568 contracts), Expires 06/16/16, Broker Goldman Sachs International(s)	62,689
Contracts/ Notional Amount ($)		Value
10,617	S&P 500 Index, One purchased call strike 2,090.89, One written call strike 2,195.4345, One purchased put strike 2,049.0722 (4,783 contracts), One purchased put strike 2,049.0722 with a barrier level strike of 1,902.71 (4,783 contracts), One written put strike 2,090.89 with a barrier level strike of 1,902.71 (9,565 contracts), Expires 08/18/16, Broker JPMorgan Chase Bank N.A.(s)	$(14,214)
11,950	S&P 500 Index, One purchased call strike 2,092.1021, One written call strike 2,364.0753, One written put strike 2,092.1021 with a barrier level strike of 1,589.9976, Expires 01/15/16, Broker Goldman Sachs International	310,233
7,212	S&P 500 Index, One purchased call strike 2,100.53, One written call strike 2,287.70, One written put strike 2,058.93, One written put strike 2,079.73 with a barrier level strike of 1,672.10 (14,425 contracts), Expires 01/14/16, Broker Credit Suisse International(s)	328,813
13,629	S&P 500 Index, One purchased call strike 2,107.27, One written call strike 2,212.6335, One purchased put strike 2,001.9065 with a barrier level strike of 1,580.4525 (9,491 contracts), One written put strike 88.074 on iShares iBoxx High Yield Corp. Bond ETF with a barrier level strike of 74.8629 (227,082 contracts), Expires 08/18/16, Broker Goldman Sachs International(s)	(402,176)
12,796	S&P 500 Index, One purchased call strike 2,109.12, One written put strike 2,067.76 with a barrier level strike of 1,881.66 (9,672 contracts), Expires 01/15/16, Broker Bank of America N.A.(s)	122,340
5,972	S&P 500 Index, One purchased call strike 2,113.9098, One written put strike 1,988.331, Expires 01/14/16, Broker Goldman Sachs International	(1,301)

82

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/ Notional Amount ($)		Value
5,903	S&P 500 Index, One purchased call strike 2,117.66, One purchased put strike 2,054.13, One written put strike 2,117.66 with a barrier level strike of 1,685.66 (11,805 contracts), Expires 07/14/16, Broker Credit Suisse International(s)	$(102,906)
4,717	S&P 500 Index, One purchased call strike 2,119.9811, One purchased put strike 2,077.5815, One written put strike 2,119.9811 with a barrier level strike of 1,710.8247 (9,434 contracts), Expires 06/16/16, Broker Goldman Sachs International(s)	(79,174)
4,757	S&P 500 Index, One purchased call strike 2,123.05, One purchased put strike 2,059.99, One written put strike 2,102.03 with a barrier level strike of 1,660.39 (9,515 contracts), Expires 02/29/16, Broker UBS AG(s)	109,076
9,408	S&P 500 Index, One purchased call strike 2,125.9333, One written call strike 2,253.4893, One purchased put strike 2,062.1553 (4,704 contracts), One written put strike 2,125.9333 with a barrier level strike of 1,709.2504, Expires 06/16/16, Broker Goldman Sachs International(s)	3,299
7,122	S&P 500 Index, One purchased call strike 2,127.26, One written put strike 2,000.89, Expires 12/31/15, Broker UBS AG	(50,296)
17,308	S&P 500 Index, One purchased put strike 2,001.9284, One purchased call strike 2,042.3714, One written put strike 2,022.1499 with a barrier level strike of 1,536.8339 (34,617 contracts), Expires 07/15/16, Broker Goldman Sachs International(s)	1,364,809
128,254	Schlumberger Ltd., One purchased call strike 81.0888, One written call strike 84.9873, One written put strike 77.97 with a barrier level strike of 46.782, Expires 02/19/16, Broker JPMorgan Chase Bank N.A.	43,358
Contracts/ Notional Amount ($)		Value
1,684,327	Select Sector Financial SPDR Fund, One purchased call strike 22.65, One written call strike 23.556, One purchased put strike 23.81, One written put strike 22.65 with a barrier level strike of 20.385 (441,501 contracts), Expires 10/20/16, Broker JPMorgan Chase Bank N.A.(s)	$499,648
1,342,495	Select Sector Financial SPDR Fund, One purchased call strike 23.65, One written call strike 25.07, One written put strike 23.65 with a barrier level strike of 21.52 (528,541 contracts), Expires 02/19/16, Broker Credit Suisse International(s)	668,178
415,800	Select Sector Financial SPDR Fund, One purchased call strike 24.53, One written call strike 25.73, One purchased put strike 23.81, One written put strike 24.05 with a barrier level strike of 18.28, Expires 11/20/15, Broker BNP Paribas SA	156,478
1,223,796	Select Sector Financial SPDR Fund, One purchased call strike 24.71, One written call strike 26.19, One written put strike 24.71 with a barrier level strike of 22.73 (485,633 contracts), Expires 06/16/16, Broker UBS AG(s)	98,451
408,345	Select Sector Financial SPDR Fund, One purchased call strike 24.734, One written put strike 24.489121 with a barrier level strike of 22.2851, Expires 02/18/16, Broker BNP Paribas SA	(91,581)
1,286,172	Select Sector Financial SPDR Fund, One purchased call strike 24.88, One written call strike 26.37, One written put strike 24.88 with a barrier level strike of 22.64 (502,412 contracts), Expires 01/15/16, Broker Bank of America N.A.(s)	13,287
187,758	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 159.78, One written put strike 159.78 with a barrier level strike of 130.78, Expires 09/29/16, Broker Credit Suisse International	2,797,858

83

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/ Notional Amount ($)		Value
92,210	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 162.67, One written put strike 162.67 with a barrier level strike of 128.24, Expires 01/19/17, Broker Credit Suisse International	$1,057,183
92,972	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 162.95, One written put strike 161.34 with a barrier level strike of 136.33, Expires 04/14/16, Broker Barclays Bank Plc	1,346,241
93,440	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 163.7406, One written put strike 86.00 on iShares iBoxx High Yield Corp. Bond ETF with a barrier level strike of 73.96 (174,419 contracts), Expires 10/20/16, Broker JPMorgan Chase Bank N.A.(s)	680,051
92,149	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 164.41, One written put strike 162.78 with a barrier level strike of 137.55, Expires 05/19/16, Broker Barclays Bank Plc	1,191,487
120,330	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 166.21, One written put strike 166.21 with a barrier level strike of 137.54, Expires 12/15/16, Broker Credit Suisse International	958,278
119,508	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 167.353, One written put strike 167.353 with a barrier level strike of 139.0703, Expires 11/17/16, Broker Goldman Sachs International(s)	1,036,826
44,603	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 168.15, One written put strike 168.15 with a barrier level strike of 141.67, Expires 12/18/15, Broker Credit Suisse International	388,430
Contracts/ Notional Amount ($)		Value
89,793	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 168.72, One written put strike 167.05 with a barrier level strike of 147.84, Expires 03/18/16, Broker Barclays Bank Plc	$766,832
59,053	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 169.34, One written put strike 169.34 with a barrier level strike of 144.79, Expires 11/20/15, Broker Credit Suisse International	439,022
29,525	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 169.35, One written put strike 169.35 with a barrier level strike of 140.5605, Expires 11/20/15, Broker Goldman Sachs International	211,143
87,570	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 171.2922, One purchased put strike 166.1534, One written put strike 171.2922 with a barrier level strike of 143.029 (175,139 contracts), Expires 03/17/16, Broker BNP Paribas SA(s)	489,870
87,499	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 173.1443, One purchased put strike 168.0014, One written put strike 171.43 with a barrier level strike of 146.95 (174,999 contracts), Expires 01/19/17, Broker BNP Paribas SA(s)	316,401
57,394	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 174.2344, One purchased put strike 169.0074, One written put strike 174.2344 with a barrier level strike of 135.9028 (114,789 contracts), Expires 10/20/16, Broker Goldman Sachs International(s)	114,541

84

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/ Notional Amount ($)		Value
57,148	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 174.983, One purchased put strike 167.9837, One written put strike 174.983 with a barrier level strike of 135.9618 (114,297 contracts), Expires 09/15/16, Broker Goldman Sachs International(s)	$66,749
70,724	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 176.744, One purchased put strike 171.4417, One written put strike 176.744 with a barrier level strike of 139.8045 (141,448 contracts), Expires 08/18/16, Broker Goldman Sachs International(s)	27,893
56,240	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 177.81, One purchased put strike 174.25, One written put strike 177.81 with a barrier level strike of 136.91 (112,480 contracts), Expires 06/16/16, Broker UBS AG(s)	106,363
56,590	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 178.4771, One purchased put strike 173.1758, One written put strike 176.71 with a barrier level strike of 140.4845 (113,180 contracts), Expires 04/15/16, Broker Goldman Sachs International(s)	90,312
84,024	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 180.3052, One purchased put strike 176.7348, One written put strike 178.52 with a barrier level strike of 145.3153 (168,048 contracts), Expires 04/15/16, Broker Goldman Sachs International(s)	21,720
55,432	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 180.40, One purchased put strike 174.99, One written put strike 180.40 with a barrier level strike of 142.88 (110,865 contracts), Expires 09/15/16, Broker BNP Paribas SA(s)	(185,224)
Contracts/ Notional Amount ($)		Value
110,877	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 182.18, One purchased put strike 176.77, One written put strike 180.38 with a barrier level strike of 145.21 (221,754 contracts), Expires 11/20/15, Broker Credit Suisse International(s)	$225,267
55,340	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 182.51, One purchased put strike 177.09, One written put strike 180.70 with a barrier level strike of 140.22 (110,681 contracts), Expires 03/18/16, Broker Credit Suisse International(s)	417,080
68,310	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 182.99, One purchased put strike 177.5003, One written put strike 182.99 with a barrier level strike of 143.7752 (136,619 contracts), Expires 07/14/16, Broker Goldman Sachs International(s)	(271,661)
154,727	SPDR S&P 500 ETF Trust, One purchased call strike 193.2739, One written call strike 199.9649, One purchased put strike 189.4084, One written put strike 193.2739 with a barrier level strike of 161.3837 (104,018 contracts), Expires 11/17/15, Broker Citibank N.A.(s)	450,386
926,871	SPDR S&P Homebuilders ETF, One purchased call strike 35.28, One written call strike 37.04, One written put strike 35.28 with a barrier level strike of 32.10 (283,447 contracts), Expires 05/19/16, Broker UBS AG(s)	294,571
953,282	SPDR S&P Regional Banking ETF, One purchased call strike 42.1701, One written call strike 44.2786, One written put strike 42.1701 with a barrier level strike of 38.3748 (284,562 contracts), Expires 05/31/16, Broker Citibank N.A.(s)	374,947

85

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/ Notional Amount ($)		Value
4,713	Taiwan Stock Exchange Weighted Index, One purchased call strike 8,040.91, One written call strike 8,523.3646, One written put strike 8,040.91 with a barrier level strike of 7,397.6372 (1,244 contracts), Expires 10/19/16, Broker Goldman Sachs International(s)	$570,032
6,373	Taiwan Stock Exchange Weighted Index, One purchased call strike 8,316.30, One written call strike 8,815.278, One written put strike 8,316.30 with a barrier level strike of 7,817.322 (1,503 contracts), Expires 09/19/16, Broker Goldman Sachs International(s)	423,009
1,165	Taiwan Stock Exchange Weighted Index, One purchased call strike 8,582.57, One written call strike 9,097.5242, One written put strike 8,582.57 with a barrier level strike of 8,067.6158, Expires 09/21/16, Broker BNP Paribas SA	82,828
4,330	Taiwan Stock Exchange Weighted Index, One purchased call strike 9,285.64, One written call strike 9,842.78, One written put strike 9,285.64 with a barrier level strike of 8,728.50 (1,077 contracts), Expires 07/20/16, Broker BNP Paribas SA(s)	(589,790)
4,757	Taiwan Stock Exchange Weighted Index, One purchased call strike 9,554.95, One written call strike 10,128.247, One written put strike 9,554.95 with a barrier level strike of 8,981.653 (1,570 contracts), Expires 06/15/16, Broker BNP Paribas SA(s)	(1,278,447)
$25,000,000	USD/CAD foreign exchange rate, One written call strike 1.30, Expires 08/26/15, One purchased call strike 1.28 ($6,850,000 notional amount), Expires 12/18/15, Broker Goldman Sachs International(r)	179,279
Contracts/ Notional Amount ($)		Value
$100,000,000	USD/CNY (Offshore) foreign exchange rate, One purchased put strike 6.60, One written put strike 6.90, Expires 08/17/16, Broker BNP Paribas SA	$681,310
$100,000,000	USD/CNY (Offshore) foreign exchange rate, One purchased put strike 6.60, One written put strike 6.90, Expires 08/15/16, Broker Bank of America N.A.	624,803
$15,800,000	USD/JPY foreign exchange rate, One purchased call strike 108.00, One written call strike 114.00, One written put strike 108.00 with a barrier level strike of 102.00 ($10,000,000 notional amount), Expires 11/10/15, Broker JPMorgan Chase Bank N.A.(r)	782,420
$14,800,000	USD/JPY foreign exchange rate, One purchased call strike 108.00, One written call strike 115.00, One written put strike 108.00 with a barrier level strike of 103.00 ($10,000,000 notional amount), Expires 11/09/15, Broker Bank of America N.A.(r)	858,259
$62,000,000	USD/JPY foreign exchange rate, One purchased call strike 112.00, One written call strike 120.00, One written put strike 112.00 with a barrier level strike of 109.00 ($40,000,000 notional amount), Expires 11/02/15, Broker Goldman Sachs International(r)	4,090,339
$29,000,000	USD/JPY foreign exchange rate, One purchased call strike 113.50, One written call strike 121.00, One written put strike 113.50 with a barrier level strike of 110.00 ($15,000,000 notional amount), Expires 12/04/15, Broker Bank of America N.A.(r)	1,482,516
$18,475,000	USD/JPY foreign exchange rate, One purchased call strike 114.50, One written call strike 122.00, One written put strike 114.50 with a barrier level strike of 110.50 ($10,000,000 notional amount), Expires 12/08/15, Broker JPMorgan Chase Bank N.A.(r)	849,741

86

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/ Notional Amount ($)		Value
$19,600,000	USD/JPY foreign exchange rate, One purchased call strike 115.50, One written call strike 122.00, One written put strike 115.50 with a barrier level strike of 110.00 ($10,000,000 notional amount), Expires 12/14/15, Broker Bank of America N.A.(r)	$729,490
$21,100,000	USD/JPY foreign exchange rate, One purchased call strike 116.00, One written call strike 123.00, One written put strike 116.00 with a barrier level strike of 112.00 ($10,000,000 notional amount), Expires 12/08/15, Broker Bank of America N.A.(r)	753,648
$13,300,000	USD/JPY foreign exchange rate, One purchased call strike 117.00, One written put strike 125.00, One written call strike 117.00 with a barrier level strike of 109.00 ($7,500,000 notional amount), Expires 03/17/16, Broker Goldman Sachs International(r)	367,329
$21,550,000	USD/JPY foreign exchange rate, One purchased call strike 118.50, One written call strike 126.00, One written put strike 118.50 with a barrier level strike of 113.00 ($10,000,000 notional amount), Expires 12/23/15, Broker Bank of America N.A.(r)	442,234
$25,600,000	USD/JPY foreign exchange rate, One purchased call strike 119.50, One written call strike 127.00, One written put strike 119.50 with a barrier level strike of 113.00 ($10,000,000 notional amount), Expires 01/04/16, Broker Bank of America N.A.(r)	391,827
$24,380,000	USD/JPY foreign exchange rate, One purchased call strike 120.00, One written call strike 128.00, One written put strike 120.00 with a barrier level strike of 113.50 ($10,000,000 notional amount), Expires 02/22/16, Broker Bank of America N.A.(r)	329,068
Contracts/ Notional Amount ($)		Value
$41,000,000	USD/JPY foreign exchange rate, One purchased call strike 122.00, One written call strike 130.00, One written put strike 122.00 with a barrier level strike of 117.00 ($15,000,000 notional amount), Expires 01/05/16, Broker Bank of America N.A.(r)	$159,491
$50,000,000	USD/JPY foreign exchange rate, One purchased call strike 124.00, Expires 12/31/15, Broker Bank of America N.A.	223,092
$15,000,000	USD/MXN foreign exchange rate, One purchased call strike 13.50, One written put strike 14.58, Expires 11/17/15, Broker Bank of America N.A.	(1,761,639)
$5,000,000	USD/MXN foreign exchange rate, One purchased call strike 14.50, One written put strike 16.015, Expires 03/17/16, Broker Bank of America N.A.	(248,767)
$12,000,000	USD/MXN foreign exchange rate, One purchased call strike 15.10, One written put strike 16.575, Expires 06/19/16, Broker Bank of America N.A.	453,715
$10,000,000	USD/MXN foreign exchange rate, One purchased call strike 15.30, One written put strike 17.297, Expires 05/17/16, Broker Bank of America N.A.	(190,565)
$10,000,000	USD/MXN foreign exchange rate, One purchased call strike 16.20, One written put strike 17.93, Expires 08/12/16, Broker Bank of America N.A.	26,742
$25,000,000	USD/MXN foreign exchange rate, One purchased call strike 16.50, One written put strike 17.98, Expires 10/31/16, Broker JPMorgan Chase Bank N.A.	(65,403)
$20,000,000	USD/MXN foreign exchange rate, One purchased put strike 13.60, One written call strike 14.5665, Expires 11/17/15, Broker Goldman Sachs International	(2,396,493)
$5,000,000	USD/MXN foreign exchange rate, One purchased put strike 14.55, One written put strike 16.20, Expires 02/04/16, Broker Goldman Sachs International	(181,462)

87

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/ Notional Amount ($)		Value
$10,000,000	USD/MXN foreign exchange rate, One purchased put strike 15.20, One written call strike 16.61, Expires 05/31/16, Broker JPMorgan Chase Bank N.A.	$(384,896)
$35,000,000	USD/MXN foreign exchange rate, One purchased put strike 16.45, One written call strike 18.361, Expires 12/15/16, Broker Bank of America N.A.	(59,197)
$15,000,000	USD/MXN foreign exchange rate, One purchased put strike 16.65, One written call strike 17.87, Expires 01/30/17, Broker Bank of America N.A.	22,346
763,255	WisdomTree Japan Hedged Equity Fund, One purchased call strike 42.4616, One written call strike 44.5847, One written put strike 42.4616 with a barrier level strike of 38.640068 (215,002 contracts), Expires 11/20/15, Broker Goldman Sachs International(s)	1,645,039
722,187	WisdomTree Japan Hedged Equity Fund, One purchased call strike 43.13, One written call strike 45.53, One written put strike 43.13 with a barrier level strike of 43.60 (208,725 contracts), Expires 11/20/15, Broker Credit Suisse International(s)	1,707,131
638,752	WisdomTree Japan Hedged Equity Fund, One purchased call strike 45.3427, One written call strike 47.1564, One written put strike 45.3427 with a barrier level strike of 41.715313 (151,005 contracts), Expires 11/20/15, Broker Goldman Sachs International(s)	1,229,855
655,278	WisdomTree Japan Hedged Equity Fund, One purchased call strike 47.6473, One written call strike 50.0297, One written put strike 47.6473 with a barrier level strike of 43.359075 (191,602 contracts), Expires 11/20/15, Broker Goldman Sachs International(s)	1,573,456
Contracts/ Notional Amount ($)		Value
996,053	WisdomTree Japan Hedged Equity Fund, One purchased call strike 48.681, One written call strike 51.36, One written put strike 48.681 with a barrier level strike of 49.184 (280,578 contracts), Expires 12/18/15, Broker Credit Suisse International(s)	$2,019,059
643,297	WisdomTree Japan Hedged Equity Fund, One purchased call strike 48.96, One written call strike 51.4085, One written put strike 48.96 with a barrier level strike of 45.0437 (186,463 contracts), Expires 12/18/15, Broker Goldman Sachs International(s)	1,282,269
479,862	WisdomTree Japan Hedged Equity Fund, One purchased call strike 49.369, One written call strike 51.838, One written put strike 49.369 with a barrier level strike of 45.41993 (138,689 contracts), Expires 12/18/15, Broker Goldman Sachs International(s)	923,478
631,442	WisdomTree Japan Hedged Equity Fund, One purchased call strike 50.427, One written call strike 52.5781, One written put strike 47.7981 with a barrier level strike of 47.8461 (190,193 contracts), Expires 11/20/15, Broker Citibank N.A.(s)	1,508,572
1,517,953	WisdomTree Japan Hedged Equity Fund, One purchased call strike 51.8989, One written call strike 53.9543, One written put strike 51.385 with a barrier level strike of 47.7881 (291,914 contracts), Expires 11/18/16, Broker Goldman Sachs International(s)	434,397
142,857	WisdomTree Japan Hedged Equity Fund, One purchased call strike 52.50, One written call strike 54.08, One written put strike 52.50 with a barrier level strike of 47.78 (1,140 contracts), Expires 11/20/15, Broker BNP Paribas SA(s)	1,063,289

88

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/ Notional Amount ($)		Value
809,031	WisdomTree Japan Hedged Equity Fund, One purchased call strike 53.6815, One written call strike 55.8075, One written put strike 53.6815 with a barrier level strike of 48.898 (188,147 contracts), Expires 03/18/16, Broker JPMorgan Chase Bank N.A.(s)	$192,390
597,646	WisdomTree Japan Hedged Equity Fund, One purchased call strike 54.38, One written call strike 57.099, One written put strike 54.38 with a barrier level strike of 49.4858 (183,891 contracts), Expires 08/31/16, Broker JPMorgan Chase Bank N.A.(s)	(219,773)
370,879	WisdomTree Japan Hedged Equity Fund, One purchased call strike 54.4653, One written put strike 54.4653 with a barrier level strike of 50.1512, Expires 10/31/16, Broker Goldman Sachs International	(420,057)
948,890	WisdomTree Japan Hedged Equity Fund, One purchased call strike 54.8219, One written call strike 56.9718, One written put strike 53.747 with a barrier level strike of 49.4472 (186,057 contracts), Expires 12/15/16, Broker Goldman Sachs International(s)	(120,185)
803,879	WisdomTree Japan Hedged Equity Fund, One purchased call strike 55.68, One written call strike 58.464, One written put strike 56.7936 with a barrier level strike of 51.2256 (215,517 contracts), Expires 04/15/16, Broker Goldman Sachs International(s)	(291,440)
762,683	WisdomTree Japan Hedged Equity Fund, One purchased call strike 56.511, One written call strike 58.7714, One written put strike 56.511 with a barrier level strike of 51.9901 (212,348 contracts), Expires 02/18/16, Broker Goldman Sachs International(s)	(435,898)
Contracts/ Notional Amount ($)		Value
478,545	WisdomTree Japan Hedged Equity Fund, One purchased call strike 56.63, One written call strike 59.4615, One written put strike 56.63 with a barrier level strike of 52.0996 (176,585 contracts), Expires 12/31/15, Broker Goldman Sachs International(s)	$(392,282)
700,213	WisdomTree Japan Hedged Equity Fund, One purchased call strike 56.697, One written call strike 59.5318, One written put strike 56.697 with a barrier level strike of 52.1612 (211,651 contracts), Expires 05/19/16, Broker Goldman Sachs International(s)	(521,455)
174,551	WisdomTree Japan Hedged Equity Fund, One purchased call strike 57.8629, One written put strike 57.8629 with a barrier level strike of 52.7068, Expires 01/14/16, Broker JPMorgan Chase Bank N.A.	(672,980)
1,002,073	WisdomTree Japan Hedged Equity Fund, One purchased call strike 57.88, One written call strike 60.774, One written put strike 58.4588 with a barrier level strike of 52.6708 (259,157 contracts), Expires 08/18/16, Broker JPMorgan Chase Bank N.A.(s)	(1,026,737)
621,547	WisdomTree Japan Hedged Equity Fund, One purchased call strike 57.92, One written call strike 60.816, One written put strike 58.4992 with a barrier level strike of 53.2864 (207,182 contracts), Expires 02/18/16, Broker Goldman Sachs International(s)	(803,267)
716,415	WisdomTree Japan Hedged Equity Fund, One purchased call strike 58.7927, One written call strike 61.1444, One written put strike 58.7927 with a barrier level strike of 54.0893 (204,107 contracts), Expires 02/18/16, Broker Citibank N.A.(s)	(940,111)

89

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Contracts/ Notional Amount ($)		Value
537,653	WisdomTree Japan Hedged Equity Fund, One purchased call strike 58.96, One written call strike 61.908, One written put strike 58.96 with a barrier level strike of 54.2432 (169,607 contracts), Expires 07/14/16, Broker Goldman Sachs International(s)	$(890,259)
211,291	WisdomTree Japan Hedged Equity Fund, One purchased call strike 59.16, One written put strike 59.7516 with a barrier level strike of 54.6283, Expires 03/18/16, Broker Goldman Sachs International	(1,240,112)
Total Structured Options (Premiums received $(1,275,291))		$88,786,389

FUTURES CONTRACTS: SHORT POSITION

Contracts		Unrealized Appreciation
220	London Metal Exchange Zinc, December 2015	$448,492
50	Intercontinental Exchange Brent Crude Oil, June 2016	68,250
	Net unrealized appreciation	$516,742

FUTURES CONTRACTS: LONG POSITION

Contracts		Unrealized Appreciation/ (Depreciation)
50	COMEX Gold, December 2015	$278,000
75	COMEX Silver, December 2015	425,225
1,400	Intercontinental Exchange Brent Crude Oil, December 2015	(428,000)
220	London Metal Exchange Zinc, December 2015	(272,140)
125	London Metal Exchange Zinc, January 2016	(276,719)
750	Intercontinental Exchange Brent Crude Oil, March 2016	(158,000)
150	Intercontinental Exchange Brent Crude Oil, June 2016	(72,750)
	Net unrealized appreciation (depreciation)	$(504,384)

Cash collateral of $5,243,772 for the open futures contracts is reflected in segregated cash for futures contracts in the Statements of Assets and Liabilities.

Unrealized Appreciation (Depreciation)
SWAP AGREEMENTS (PURCHASED)
Commodity Index Swap Agreement with Cargill, Inc. based on a basket of commodity Indexes, paying a fixed amount and paying the closing settlement price if over the target value of the basket and receiving the closing settlement price if under the target value of the basket on a monthly basis until the termination date, expiring 09/16/16 (Underlying notional amount $781,436)	$(26,320)
Commodity Index Swap Agreement with Cargill, Inc. based on the Chicago Board of Trade (“CBOT”) Wheat Index, paying a fixed amount per bushel and receiving the closing settlement price of CBOT December 2015 Wheat Futures contracts on the termination date, expiring 11/25/15 (Underlying notional amount $742,725)	(408,125)
Commodity Index Swap Agreement with Cargill, Inc. based on the Intercontinental Exchange, Inc. (“ICE”) Cocoa Index, paying a fixed amount per metric ton and receiving the closing settlement price of ICE March 2017 Cocoa Futures contracts on the termination date, expiring 02/03/17 (Underlying notional amount $634,625)	(256,444)
Commodity Index Swap Agreement with Cargill, Inc. based on the Kansas City Board of Trade (“KCBT”) and Chicago Board of Trade (“CBOT”) Wheat Index, paying a fixed amount per bushel and receiving the closing settlement price of KCBT December 2015 minus CBOT December 2015 Wheat Futures contracts on the termination date, expiring 11/25/15 (Underlying notional amount $354,323)	0

90

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Unrealized Appreciation (Depreciation)
Commodity Index Swap Agreement with Macquarie Bank Ltd. based on the Kansas City Board of Trade (“KCBT”) and Chicago Board of Trade (“CBOT”) Wheat Index, paying a fixed amount per bushel and receiving the closing settlement price of KCBT December 2015 minus CBOT December 2015 Wheat Futures contracts on the termination date, expiring 11/25/15 (Underlying notional amount $3,625)	$(3,625)
Conditional Variance Swap with BNP Paribas SA receiving variance of a basket of the Hang Seng China Enterprises (“HSCEI”) Index over the volatility strike price of 23.70 with a knockout level of 130% of initial index level and the S&P 500 Index over the volatility strike price of 19.70 and paying variance of a basket of the HSCEI Index under the volatility strike price of 23.70 with a knockout level of 130% of initial index level and the S&P 500 Index under the volatility strike price of 19.70, expiring 12/28/18 (Underlying vega amount $500,000)	6,026
Conditional Variance Swap with BNP Paribas SA receiving variance of a basket of the Nikkei 225 Index over the volatility strike price of 20.60 with a knockout level of 120% of initial index level and the S&P 500 Index over the volatility strike price of 23.00 and paying variance of a basket of the Nikkei 225 Index under the volatility strike price of 20.60 with a knockout level of 120% of initial index level and the S&P 500 Index under the volatility strike price of 23.00, expiring 12/21/18 (Underlying vega amount $200,000)	289,036
Variance swap with Goldman Sachs International receiving variance of the Russell 2000 Index over the target volatility of 26.30 and paying variance of the Russell 2000 Index under the target volatility of 26.30, expiring 08/19/16 (Underlying vega amount $3,000,000)	6,366
Unrealized Appreciation (Depreciation)
Variance swap with UBS AG receiving variance of the S&P 500 Index over the target volatility of 28.60 and paying variance of the S&P 500 Index under the target volatility of 28.60, expiring 12/18/15 (Underlying vega amount $500,000)	$(5,681,544)
$(6,074,630)

Unrealized Appreciation/ (Depreciation)
SWAP AGREEMENTS (WRITTEN)
Commodity Index Swap Agreement with Cargill, Inc. based on the Chicago Board of Trade (“CBOT”) Soybean Meal Index, receiving a fixed amount per bushel and paying the closing settlement price of CBOT December 2015 Soybean Meal Futures contracts on the termination date, expiring 11/24/15 (Underlying notional amount $3,152,000)	$108,000
Commodity Index Swap Agreement with Cargill, Inc. based on the Chicago Board of Trade (“CBOT”) Wheat Index, receiving a fixed amount per bushel and paying the closing settlement price of CBOT May 2016 minus July 2016 Wheat Futures contracts on the termination date, expiring 04/27/16 (Underlying notional amount $7,188)	(2,188)
Commodity Index Swap Agreement with Cargill, Inc. based on the Chicago Mercantile Exchange (“CME”) Live Cattle Index, receiving a fixed amount per pound and paying the closing settlement price of CME April 2016 minus June 2016 Live Cattle Futures contracts on the termination date, expiring 03/30/16 (Underlying notional amount $1,585,888)	(284,112)

91

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Unrealized Appreciation/ (Depreciation)
Commodity Index Swap Agreement with Cargill, Inc. based on the Intercontinental Exchange (“ICE”) Sugar Index, receiving a fixed amount per pound and paying the closing settlement price of ICE March 2016 minus May 2016 Sugar No. 11 Futures contracts on the termination date, expiring 02/25/16 (Underlying notional amount $263,200)	$(1,108,800)
Commodity Index Swap Agreement with Cargill, Inc. based on the Intercontinental Exchange (“ICE”) Sugar Index, receiving a fixed amount per pound and paying the closing settlement price of ICE May 2016 minus July 2016 Sugar No. 11 Futures contracts on the termination date, expiring 04/27/16 (Underlying notional amount $220,690)	(626,030)
Commodity Index Swap Agreement with Cargill, Inc. based on the Intercontinental Exchange, Inc. (“ICE”) Cotton No. 2 Index, receiving a fixed amount per pound and paying the closing settlement price of ICE March 2016 Cotton No. 2 Futures contracts on the termination date, expiring 02/18/16 (Underlying notional amount $2,390,130)	27,630
Commodity Index Swap Agreement with Cargill, Inc. based on the Kansas City Board of Trade (“KCBT”) and Chicago Board of Trade (“CBOT”) Wheat Index, receiving a fixed amount per bushel and paying the closing settlement price of KCBT July 2016 minus CBOT July 2016 Wheat Futures contracts on the termination date, expiring 06/28/16 (Underlying notional amount $287,474)	(287,474)
Unrealized Appreciation/ (Depreciation)
Commodity Index Swap Agreement with Cargill, Inc. based on the Kansas City Board of Trade (“KCBT”) and Chicago Board of Trade (“CBOT”) Wheat Index, receiving a fixed amount per bushel and paying the closing settlement price of KCBT December 2015 minus CBOT December 2015 Wheat Futures contracts on the termination date, expiring 11/25/15 (Underlying notional amount $354,323)	$(1,022,864)
Commodity Index Swap Agreement with Macquarie Bank Ltd. based on the Kansas City Board of Trade (“KCBT”) and Chicago Board of Trade (“CBOT”) Wheat Index, receiving a fixed amount per bushel and paying the closing settlement price of KCBT December 2015 minus CBOT December 2015 Wheat Futures contracts on the termination date, expiring 11/25/15 (Underlying notional amount $3,625)	(35,312)
Dividend swap with BNP Paribas SA receiving a payment if the dividends on the stocks in the STOXX50E Index are over the target value of 139 Euro and paying a payment if the dividends on the stocks in the STOXX50E Index are under the target value of 139 Euro, expiring 12/18/15 (Underlying notional amount Euro 100,000)	(2,718,391)
Interest rate swap with JPMorgan Chase Bank N.A. receiving a fixed rate of 3.018% and paying a floating rate based on 3-month LIBOR, expiring 08/22/23 (Underlying notional amount $15,940,000)	(1,568,054)
Interest rate swap with JPMorgan Chase Bank N.A. receiving a fixed rate of 3.848% and paying a floating rate based on 3-month LIBOR, expiring 08/22/43 (Underlying notional amount $9,110,000)	(2,524,206)

92

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

Unrealized Appreciation/ (Depreciation)
Variance swap with Bank of America N.A. paying variance of the Merrill Lynch Core Portfolio Gross Index over the target volatility of 44.89 and receiving variance of the Merrill Lynch Core Portfolio Gross Index under the target volatility of 44.89, expiring 10/10/16 (Underlying vega amount $1,000,000)	$24,837
Variance swap with Bank of America N.A. paying variance of the Merrill Lynch Core Portfolio Gross Index over the target volatility of 46.24 and receiving variance of the Merrill Lynch Core Portfolio Gross Index under the target volatility of 46.24, expiring 09/23/16 (Underlying vega amount $1,000,000)	182,226
Variance swap with Goldman Sachs International paying variance of the Goldman Sachs Momentum Builder Multi Asset 5 Index over the target volatility of 6.25 and receiving variance of the Goldman Sachs Momentum Builder Multi Asset 5 Index under the target volatility of 6.25, expiring 10/09/17 (Underlying vega amount $2,000,000)	(347,671)
Variance swap with JPMorgan Chase Bank N.A. paying variance of the S&P 500 Index over the target volatility of 33.05 and receiving variance of the S&P 500 Index under the target volatility of 33.05, expiring 12/18/15 (Underlying vega amount $500,000)	6,482,739
Variance swap with JPMorgan Chase Bank N.A. paying variance of the S&P 500 Index over the target volatility of 33.05 and receiving variance of the S&P 500 Index under the target volatility of 33.05, expiring 12/20/19 (Underlying vega amount $500,000)	5,097,713
$1,398,043

At October 31, 2015, the Strategic Oportunities Fund held investments in restricted securities with a fair value of $1,200,000 or 0.02% of net assets, as follows:

Acquisition Cost	Issuer	Acquisition Date	10/31/15 Carrying Value Per Unit
$12,000,000	ShengdaTech, Inc., Cnv.(b)(c)(d)(e)(k)	01/19/11	$10.00

(a)	Cost for federal income tax purposes is $7,135,025,422 and net unrealized depreciation of investments is as follows:

Unrealized appreciation	$184,734,141
Unrealized depreciation	(258,504,994)
Net unrealized depreciation	$(73,770,853)

(b)	Non-income producing security.
(c)	This security is considered either fully or partially illiquid. These securities, or portions thereof have a value of $402,007,532 or 5.67% of net assets. Included in this amount are securities which are also exempt from registration under Rule 144A of the Securities Act of 1933, as amended (see (e) below) that amount to $83,726,837 or 1.18% of net assets.
(d)	Level 3 fair valued security under procedures established by the Fund’s Board of Directors. The aggregate value of fair valued securities is $32,681,568, which is 0.46% of net assets.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The aggregate value is $550,731,759, which is 7.76% of net assets. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors except those also included in footnote (c) above.
(f)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(g)	Variable rate security. Rate shown is the rate as of October 31, 2015.
(h)	Security offered and sold outside of the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Directors except those also included in footnote (c) above.
(i)	Principal amount denoted in Singapore Dollars.
(j)	Zero coupon bond. The rate represents the yield at time of purchase.
(k)	Issuer filed for bankruptcy and/or is in default of interest payments.
(l)	Principal amount denoted in Euros.
(m)	Principal amount denoted in British Pounds.
(n)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer.
(o)	Principal amount denoted in Swiss Francs.
(p)	The rate represents the annualized yield at time of purchase.
(q)	Rate shown represents current yield at October 31, 2015.
(r)	Notional Amount is shown parenthetically for any leg of Structured Option which has a different notional amount than the amount shown under Notional Amount column.
(s)	Number of contracts are shown parenthetically for any leg of Structured Option which has a different number of contracts than the amount shown under contracts column.

93

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)	October 31, 2015

AUD — Australian Dollar

CAD — Canadian Dollar

CLO — Collateralized Loan Obligation

Cnv. — Convertible

COMEX — Commodity Exchange, Inc.

ETF — Exchange Traded Fund

EUR — Euro

FOR — Foreign Ownership Restrictions

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

MXN — Mexican Peso

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets
Asset-Backed Securities	8.4%
Banks	0.7%
Collateralized Mortgage Obligations	8.5%
Commercial Mortgage-Backed Securities	1.1%
Consumer Discretionary	3.1%
Consumer Staples	2.0%
Diversified Financials	1.3%
Energy	2.1%
Government Bonds	3.2%
Health Care	3.0%
Industrials	2.8%
Information Technology	2.9%
Insurance	1.1%
Materials	1.1%
Real Estate	1.0%
Telecommunication Services	1.1%
U.S. Government Agencies	44.7%
Utilities	1.0%
Other*	10.9%
100.0%

*	Includes cash and equivalents, closed-end funds, exchange traded funds, purchased or written options, futures, swap agreements, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

94

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments	October 31, 2015

Principal Amount		Value
CORPORATE BONDS — 41.5%
Banks — 6.5%
$3,800,000	Bank of America NA, 1.25%, 02/14/17	$3,809,230
3,000,000	Capital One NA, 1.65%, 02/05/18	2,982,981
5,000,000	Commonwealth Bank of Australia, 1.13%, 03/13/17	5,004,995
2,000,000	Commonwealth Bank of Australia, 2.25%, 03/16/17(b)	2,031,724
6,125,000	KFW, 1.25%, 02/15/17	6,159,906
10,000,000	Wells Fargo & Co., 1.25%, 07/20/16	10,043,420
8,000,000	Westpac Banking Corp., 1.55%, 05/25/18	7,969,904
		38,002,160
Consumer Discretionary — 0.7%
2,000,000	Hyundai Capital America, 1.45%, 02/06/17(b)	1,991,424
1,820,000	Whirlpool Corp., 1.65%, 11/01/17	1,822,169
		3,813,593
Consumer Staples — 4.0%
11,900,000	Anheuser-Busch Inbev Worldwide Inc, 1.38%, 07/15/17	11,857,124
4,000,000	Coca-Cola Co. (The), 1.15%, 04/01/18	4,003,296
4,500,000	CVS Health Corp., 1.90%, 07/20/18	4,534,254
3,000,000	PepsiCo, Inc., 1.00%, 10/13/17	2,994,132
		23,388,806
Diversified Financials — 11.0%
3,520,000	American Express Credit Corp. MTN, 2.38%, 03/24/17	3,574,535
5,000,000	Daimler Finance North America LLC, 2.00%, 08/03/18(b)	4,997,415
10,800,000	Ford Motor Credit Co. LLC, 3.00%, 06/12/17	10,967,152
1,000,000	Ford Motor Credit Co. LLC, 2.24%, 06/15/18	996,711
9,325,000	General Electric Capital Corp, 2.90%, 01/09/17	9,534,924
1,400,000	General Electric Capital Corp. MTN, 2.30%, 04/27/17	1,426,071
Principal Amount		Value
Diversified Financials (continued)
$2,930,000	Goldman Sachs Group, Inc. (The), 5.95%, 01/18/18	$3,197,137
6,010,000	Goldman Sachs Group, Inc. (The), 2.63%, 01/31/19	6,110,565
6,000,000	JPMorgan Chase & Co., 0.95%, 01/28/19(c)	5,938,050
12,000,000	Morgan Stanley, 1.75%, 02/25/16	12,042,624
3,900,000	Toronto-Dominion Bank (The), 0.77%, 07/02/19(c)	3,864,389
1,775,000	Toyota Motor Credit Corp. MTN, 1.13%, 05/16/17	1,779,223
		64,428,796
Energy — 3.2%
3,000,000	Cameron International Corp., 1.15%, 12/15/16	2,991,465
3,000,000	ConocoPhillips Co., 1.50%, 05/15/18	2,997,621
1,000,000	Energy Transfer Partners LP, 2.50%, 06/15/18	988,525
5,310,000	Enterprise Products Operating LLC, 1.65%, 05/07/18	5,268,980
1,625,000	Exxon Mobil Corp., 1.31%, 03/06/18	1,633,668
1,700,000	Occidental Petroleum Corp, 1.75%, 02/15/17	1,713,325
1,000,000	Schlumberger Investment SA, 1.25%, 08/01/17(b)	998,270
1,000,000	Schlumberger Norge AS, 1.95%, 09/14/16(b)	1,009,251
1,000,000	Transcanada Pipelines Ltd., 1.88%, 01/12/18	1,003,044
		18,604,149
Health Care — 4.0%
6,000,000	AbbVie, Inc., 1.75%, 11/06/17	6,056,916
2,000,000	Cardinal Health, Inc., 1.95%, 06/15/18	2,009,414
3,000,000	Gilead Sciences, Inc,, 1.85%, 09/04/18	3,030,264
2,000,000	Johnson & Johnson, 1.13%, 11/21/17	2,005,844
5,000,000	Takeda Pharmaceutical Co. Ltd., 1.63%, 03/17/17(b)	5,023,940
1,000,000	UnitedHealth Group, Inc., 1.40%, 10/15/17	1,002,013
3,950,000	UnitedHealth Group, Inc., 1.40%, 12/15/17	3,957,169
		23,085,560

95

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal Amount		Value
Industrials — 3.0%
$3,500,000	3M Co. MTN, 1.00%, 06/26/17	$3,512,957
7,000,000	Eaton Corp., 5.60%, 05/15/18	7,632,975
216,968	Federal Express Corp. 2012 Pass Through Trust, 2.63%, 01/15/18(b)	218,722
6,460,000	Precision Castparts Corp., 1.25%, 01/15/18	6,429,864
		17,794,518
Information Technology — 3.1%
10,000,000	Apple, Inc., 0.55%, 05/03/18(c)	10,004,960
3,000,000	Hewlett Packard Enterprise Co., 2.45%, 10/05/17(b)	3,008,769
3,000,000	Microsoft Corp., 1.30%, 11/03/18	3,002,316
1,900,000	National Semiconductor Corp., 6.60%, 06/15/17	2,061,390
		18,077,435
Insurance — 2.1%
3,990,000	Berkshire Hathaway Finance Corp., 2.45%, 12/15/15	3,998,121
5,000,000	New York Life Global Funding, 1.65%, 05/15/17(b)	5,034,905
3,000,000	New York Life Global Funding, 1.45%, 12/15/17(b)	3,004,911
		12,037,937
Materials — 0.2%
1,005,000	Airgas, Inc., 2.95%, 06/15/16	1,014,241
Telecommunication Services — 2.7%
4,000,000	America Movil Sab de CV, 2.38%, 09/08/16	4,035,464
6,715,000	AT&T, Inc., 1.40%, 12/01/17	6,702,188
5,000,000	Verizon Communications, Inc., 1.35%, 06/09/17	5,005,345
		15,742,997
Utilities — 1.0%
6,000,000	Duke Energy Corp., 1.63%, 08/15/17	6,020,394
Total Corporate Bonds (Cost $241,898,403)		242,010,586
Principal Amount		Value
ASSET-BACKED SECURITIES — 6.9%
CAYMAN ISLANDS — 3.5%
$8,500,000	Anchorage Capital CLO Ltd., Series 2013-1A, Class 1A, 1.48%, 07/13/25(b)(c)	$8,405,140
6,000,000	OCP CLO Ltd., Series 2013-4A, Class A1A, 1.72%, 10/24/25(b)(c)	5,926,200
787,712	Sapphire Valley CDO I Ltd. Series 2006-1A, Class A, 0.59%, 12/15/22(b)(c)	776,113
5,000,000	Saratoga Investment Corp. CLO Ltd. Series 2013-1A, Class A1, 1.62%, 10/20/23(b)(c)	4,962,450
		20,069,903
UNITED STATES — 3.4%
2,500,000	Ally Auto Receivables Trust Series 2014-1, Class A3, 0.97%, 10/15/18	2,498,790
2,000,000	AmeriCredit Automobile Receivables Trust Series 2014-2, Class A3, 0.94%, 02/08/19	1,998,062
2,975,000	CNH Equipment Trust 2015-A, Class A4, 1.85%, 04/15/21	2,975,967
2,500,000	Fifth Third Auto Trust Series 2014-2, Class A3, 0.89%, 11/15/18	2,501,050
4,000,000	Ford Credit Floorplan Master Owner Trust Series 2015-1, Class A1, 1.42%, 01/15/20	4,016,846
2,050,000	Mercedes-Benz Auto Receivables Trust Series 2014-1, Class A3, 0.87%, 10/15/18	2,046,700
2,000,000	Toyota Auto Receivables Owner Trust Series 2014-B, Class A4, 1.31%, 09/16/19	2,003,852
2,000,000	World Omni Automobile Lease Securitization Trust, Series 2014-A, Class A3, 1.16%, 09/15/17	1,997,619
		20,038,886
Total Asset-Backed Securities (Cost $40,243,982)		40,108,789
MUNICIPAL BONDS — 4.0%
California — 0.7%
3,850,000	Southern California Public Power Authority Refunding Revenue Bonds, Series B (AGM) 6.93%, 05/15/17	4,196,500

96

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal Amount		Value
District Of Columbia — 0.2%
$1,310,000	District of Columbia Build America Bonds GO 4.16%, 06/01/16	$1,339,344
Georgia — 0.5%
3,085,000	State of Georgia Taxable School Improvement GO, Series C-3 2.59%, 10/01/17	3,159,626
Illinois — 0.5%
2,600,000	State of Illinois Public Improvements Revenue Bonds 1.56%, 06/15/17	2,611,154
Minnesota — 0.1%
605,000	Duluth Independent School District No. 709 Build America Bonds COP (School District Credit) 4.00%, 02/01/16	608,594
New Jersey — 1.1%
1,500,000	County of Monmouth Build America Bonds GO 3.75%, 11/01/16	1,548,735
100,000	Morris County Improvement Authority Renewable Energy Revenue Bonds (County Guaranty) 2.27%, 06/15/16	101,135
4,600,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, Series Q 1.10%, 06/15/16	4,614,536
		6,264,406
New York — 0.5%
2,520,000	Metropolitan Transportation Authority Highway Toll Build America Revenue Bonds 4.28%, 11/15/16	2,610,518
110,000	New York State Dormitory Authority University & College Improvement Revenue Bonds, Series G 2.83%, 03/15/16	111,074
		2,721,592
Ohio — 0.4%
2,115,000	Ohio State Build America Revenue Bonds, Series 2 3.64%, 06/15/16	2,156,179
Total Municipal Bonds (Cost $22,716,559)		23,057,395
Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
$2,178,295	JPMorgan Tax Exempt Pass Through Trust, Series 2012-AMT1, Class A, 3.00%, 01/27/38(b)	$2,175,377
Total Collateralized Mortgage Obligations (Cost $2,227,807)		2,175,377
U.S. GOVERNMENT AGENCIES — 5.3%
Fannie Mae — 2.5%
6,720,000	0.88%, 12/20/17	6,724,213
7,575,000	1.13%, 10/19/18	7,582,825
		14,307,038
Federal Home Loan Bank — 0.9%
5,200,000	0.63%, 10/26/17	5,181,389
		5,181,389
Ginnie Mae — 0.0%
254	9.00%, 02/15/20(f)	256
		256
Overseas Private Investment Corp. — 1.0%
5,124,853	5.14%, 12/15/23	5,619,233
		5,619,233
Private Export Funding Corp. — 0.3%
1,400,000	4.95%, 11/15/15	1,401,743
500,000	2.25%, 12/15/17	509,355
		1,911,098
Small Business Administration — 0.5%
542,516	4.73%, 02/10/19	576,713
674,444	4.11%, 03/10/20	709,459
1,774,401	4.08%, 03/10/21	1,883,582
		3,169,754
Tennessee Valley Authority — 0.1%
725,000	6.25%, 12/15/17	805,631
		805,631
Total U.S. Government Agencies (Cost $30,324,013)		30,994,399
U.S. GOVERNMENT SECURITIES — 40.8%
U.S. Treasury Notes — 40.8%
10,800,000	0.38%, 04/30/16	10,805,270
4,180,000	0.63%, 08/15/16	4,187,022
24,585,000	0.75%, 02/28/18	24,510,409
3,000,000	0.88%, 10/15/18	2,985,996
103,526,000	1.88%, 11/30/21	104,081,417

97

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal Amount		Value
U.S. Treasury Notes (continued)
$21,540,000	0.63%, 01/15/24(d)	$21,954,199
68,115,000	2.38%, 08/15/24	69,642,275
Total U.S. Government Securities (Cost $236,316,621)		238,166,588
GOVERNMENT BONDS — 0.3%
SOUTH KOREA — 0.3%
500,000	Export-Import Bank of Korea, 1.25%, 11/20/15	499,985
1,400,000	Export-Import Bank of Korea, 4.00%, 01/11/17	1,440,887
		1,940,872
Total Government Bonds (Cost $1,899,291)		1,940,872

Shares
INVESTMENT COMPANY — 0.5%
2,952,752	SEI Daily Income Trust Government II Fund, Class A, 0.01%(e)	2,952,752
Total Investment Company (Cost $2,952,752)		2,952,752

Value
TOTAL INVESTMENTS — 99.7% (Cost $578,579,428)(a)	$581,406,758
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%	1,797,566
NET ASSETS — 100.0%	$583,204,324

(a)	Cost for federal income tax purposes is $581,393,374 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$4,036,700
Unrealized depreciation	(4,023,316)
Net unrealized appreciation	$13,384

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. The aggregate value of these securities is $49,564,611 which is 8.5% of net assets.
(c)	Variable rate security. Rate shown is the rate as of October 31, 2015.
(d)	Inflation protected security. Principal amount reflects original security face amount.
(e)	Rate shown represents current yield at October 31, 2015.
(f)	This security is considered either fully or partially illiquid. These securities or portions thereof have a value of $256 or 0.00% of net assets.

AGM — Assured Guaranty Municipal Corp.

CLO — Collateralized Loan Obligation

COP — Certificates of Participation

GO — General Obligations

MTN — Medium Term Note

98

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments	October 31, 2015

Principal Amount		Value
MUNICIPAL BONDS — 97.8%
Alabama — 1.4%
$5,000,000	Alabama Federal Aid Highway Finance Authority Revenue Bonds, 5.00%, 09/01/20	$5,829,250
3,030,000	City of Huntsville School Capital Improvements Warrants Refunding GO, 5.00%, 09/01/22	3,680,390
2,990,000	City of Huntsville School Capital Improvements Warrants Refunding GO, 5.00%, 09/01/24	3,717,766
3,660,000	City of Huntsville School Capital Improvements Warrants Refunding GO, 5.00%, 09/01/26	4,510,840
1,500,000	City of Huntsville Warrants Refunding GO, Series A, 5.00%, 08/01/26	1,847,040
		19,585,286
Alaska — 0.0%
500,000	Borough of Matanuska-Susitna School Improvements GO, Series B, 5.00%, 11/01/23	602,495

Arizona — 1.3%
2,095,000	Arizona Department of Transportation State Highway Fund Refunding Revenue Bonds, 5.00%, 07/01/25	2,584,832
2,000,000	Arizona Department of Transportation State Highway Fund Refunding Revenue Bonds, Sub-series A, 5.00%, 07/01/21	2,380,740
2,500,000	Arizona School Facilities Board Advance Refunding COP, Series A, 5.00%, 09/01/23	3,008,575
1,000,000	Arizona State Board of Regents Advance Refunding COP, Series A, 5.00%, 06/01/22	1,188,020
1,715,000	Arizona State Board of Regents Advance Refunding COP, Series A, 5.00%, 06/01/24	2,063,111
350,000	Arizona State Board of Regents Revenue Bonds, Series 2008-C, OID, 5.88%, 07/01/24	396,325
Principal Amount		Value
Arizona (continued)
$2,010,000	Arizona State Board of Regents Revenue Bonds, Series C, 5.00%, 07/01/17	$2,156,388
200,000	Maricopa County Community College District GO, Series C, 5.00%, 07/01/20	228,741
2,875,000	Phoenix Civic Improvement Corp. Refunding Revenue Bonds, 5.00%, 07/01/20	3,355,671
		17,362,403
Arkansas — 0.1%
590,000	Fayetteville School District No 1 Refunding GO (State Aid Withholding), 2.00%, 06/01/16	595,994
910,000	Rogers School District No 30 Refunding GO (State Aid Withholding), 3.00%, 02/01/16	916,288
		1,512,282
California — 4.9%
2,000,000	California State Public Works Board Correctional Facilities Improvements Revenue Bonds, Series D, 5.00%, 09/01/24	2,434,360
6,250,000	California State Public Works Board Refunding Revenue Bonds, Series F, 5.00%, 05/01/24	7,582,563
3,525,000	California State University Refunding Revenue Bonds, Series A, 5.00%, 11/01/24	4,397,896
1,750,000	City & County of San Francisco Courthouse Project Refunding COP, 5.00%, 04/01/16	1,784,563
1,155,000	City & County of San Francisco Juvenile Hall Project Refunding COP, 5.00%, 04/01/16	1,177,811
1,150,000	City of Roseville Water Utility Advance Revenue Refunding COP, 5.00%, 12/01/22	1,388,326
9,250,000	Los Angeles Community College District Refunding GO, Series A, 5.00%, 08/01/23	11,372,320
1,035,000	Los Rios Community College District 2002 Election GO, Series D, 5.25%, 08/01/23	1,191,192

99

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal Amount		Value
California (continued)
$1,300,000	San Mateo County Transportation Authority Advance Refunding Revenue Bonds, Series A, 5.00%, 06/01/23	$1,602,653
750,000	State of California Refunding GO, 5.00%, 03/01/23	911,123
8,000,000	State of California Refunding GO, 5.00%, 03/01/24	9,790,640
8,000,000	State of California Refunding GO, 5.00%, 10/01/25	9,810,240
10,000,000	State of California Refunding GO, Series A, (State GTY), 5.00%, 07/01/22	10,319,000
3,000,000	University of California Refunding Revenue Bonds, Series I, 5.00%, 05/15/23	3,677,970
		67,440,657
Colorado — 0.9%
500,000	Adams & Weld Counties School District No 27J Brighton Co. Refunding GO, Series A, (State Aid Withholding), 5.00%, 12/01/19	577,709
300,000	City of Commerce Advance Refunding Revenue Bonds. (BAM), 5.00%, 08/01/25	367,971
3,935,000	Colorado Higher Education Refunding COP, Series A, 5.00%, 11/01/24	4,833,006
450,000	Denver City & County School District No 1 Refunding GO, Series C (State Aid Withholding), 5.00%, 12/01/23	550,949
2,000,000	El Paso County School District No 38 Lewis-Palmer Refunding GO (State Aid Withholding), 4.00%, 12/01/17	2,126,740
1,180,000	Jefferson County School District GO, Series R-1, (State Aid Withholding), 5.00%, 12/15/22	1,433,688
1,600,000	University of Colorado Refunding Revenue Bonds, Series A (NATL-RE), 4.50%, 06/01/21	1,693,248
Principal Amount		Value
Colorado (continued)
$370,000	University of Northern Colorado Refunding Revenue Bonds, Series A (State Higher Education Intercept Program), 3.00%, 06/01/16	$375,950
		11,959,261
Connecticut — 2.6%
3,100,000	State of Connecticut Special Tax Revenue Public Improvements Revenue Bonds, Series A, 5.00%, 08/01/22	3,711,816
1,250,000	State of Connecticut Special Tax Revenue Transportation Infrastructure Advance Refunding Revenue Bonds, 5.00%, 08/01/22	1,496,700
8,000,000	State of Connecticut Special Tax Transportation Infrastructure Refunding Revenue Bonds, 5.00%, 09/01/25	9,652,160
2,000,000	State of Connecticut Transportation Infrastructure Refunding Revenue Bonds, 5.00%, 09/01/24	2,434,360
8,000,000	State of Connecticut Transportation Infrastructure Revenue Bonds, Series A, 5.00%, 10/01/19	9,186,960
2,000,000	State of Connecticut Transportation Infrastructure Revenue Bonds, Series A, 5.00%, 09/01/25	2,413,040
5,000,000	State of Connecticut Transportation Infrastructure Revenue Bonds, Series A, 5.00%, 09/01/27	5,940,700
1,000,000	University of Connecticut University and College Improvements Revenue Bonds, Series A, 3.00%, 02/15/16	1,008,020
		35,843,756
District Of Columbia — 0.5%
5,000,000	District of Columbia Public Improvement Revenue Bonds, Series C, 5.00%, 12/01/19	5,790,100
1,000,000	District of Columbia Refunding Revenue Bonds, Series A, 5.00%, 12/01/20	1,181,140
		6,971,240

100

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal Amount		Value
Florida — 2.7%
$1,000,000	County of Sarasota Refunding Revenue Bonds, 5.00%, 10/01/24	$1,219,950
5,000,000	Florida State Board of Education Lottery Refunding Revenue Bonds, Series A, 5.00%, 07/01/17	5,371,100
8,575,000	Florida State Board of Education Lottery Revenue Bonds, Series A, OID, 5.50%, 07/01/27	9,651,163
4,165,000	Florida State Board of Governors Refunding Revenue Bonds, Series A, 5.00%, 07/01/16	4,296,156
500,000	Florida Water Pollution Control Financing Corp. Water Polution Control Revenue Bonds, Series A, 4.00%, 01/15/17	521,475
1,065,000	Hillsborough County Community Investment Tax Revenue Bonds, (AMBAC), 5.00%, 11/01/16	1,113,873
1,200,000	Lee County School Board Refunding COP, 5.00%, 08/01/25	1,406,448
4,000,000	Miami-Dade County Refunding GO, Series B, 5.00%, 07/01/24	4,853,880
2,000,000	Miami-Dade County Water & Sewer Refunding Revenue Bonds, (XLCA), 5.00%, 10/01/19	2,166,720
1,800,000	Miami-Dade County Water & Sewer Refunding Revenue Bonds, Series B, (AGM), 5.25%, 10/01/16	1,880,586
2,000,000	Orlando Utilities Commission Refunding Revenue Bonds, Series A, 5.00%, 10/01/20	2,346,580
500,000	Palm Beach County Revenue Bonds, Series 2, OID, 5.25%, 11/01/25	563,585
1,975,000	State of Florida Refunding GO, Series A, 4.00%, 01/01/17	2,056,844
		37,448,360
Georgia — 2.1%
750,000	Cherokee County Board of Education Advance Refunding GO, (State Aid Withholding), 5.00%, 02/01/23	912,818
Principal Amount		Value
Georgia (continued)
$2,710,000	Cobb County Development Authority Advance Refunding Revenue Bonds, 5.00%, 07/15/23	$3,194,087
2,100,000	Cobb County Development Authority Advance Refunding Revenue Bonds, 5.00%, 07/15/24	2,491,776
1,750,000	Douglas County School District Refunding GO (State Aid Withholding), 4.00%, 04/01/16	1,777,493
395,000	Fulton County Development Authority Georgia Tech Facilities Refunding Revenue Bonds, Series A, 4.00%, 05/01/16	402,351
375,000	Fulton County Development Authority Georgia Tech Facilities Refunding Revenue Bonds, Series A, 5.00%, 05/01/23	452,039
1,000,000	Fulton County Water & Sewer Refunding Revenue Bonds, 5.00%, 01/01/18	1,092,850
1,040,000	Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Refunding Revenue Bonds, Series A, 5.00%, 06/01/17	1,110,595
1,250,000	Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Revenue Bonds, Series A, 5.00%, 06/01/18	1,379,813
5,000,000	Georgia State Road & Tollway Authority Highway Improvement Revenue Bonds, Series A, 5.00%, 06/01/20	5,664,750
2,025,000	Georgia State Road & Tollway Authority Refunding Revenue Bonds, Series B, (State GTY), 5.00%, 10/01/19	2,338,065
630,000	Gwinnett County Development Authority Refunding COP, Gwinnett Development Schools Project, (NATL-RE), 5.25%, 01/01/17	664,971
1,925,000	State of Georgia Refunding GO, Series E-2, 4.00%, 09/01/18	2,100,676
2,860,000	State of Georgia Refunding GO, Series E-2, 4.00%, 09/01/19	3,188,013

101

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal Amount		Value
Georgia (continued)
$1,500,000	State of Georgia School Improvement GO, Series B, 5.00%, 01/01/18	$1,641,990
		28,412,287
Hawaii — 1.0%
5,000,000	City & County Honolulu Wastewater System Refunding Revenue Bonds, Junior Series A, 5.00%, 07/01/24	6,102,500
1,000,000	State of Hawaii Department of Budget & Finance Queens Health System Refunding Revenue Bonds, Series A, 5.00%, 07/01/21	1,176,100
400,000	State of Hawaii Refunding GO, Series DY, 5.00%, 02/01/18	438,091
5,000,000	State of Hawaii Refunding GO, Series EP, 5.00%, 08/01/25	6,129,950
		13,846,641
Idaho — 0.1%
1,500,000	Idaho Board Bank Authority Refunding Revenue Bonds, Series D, 5.00%, 09/15/23	1,800,015
Illinois — 1.6%
1,250,000	Chicago Park District Alternative Revenue Source Refunding GO, 4.00%, 01/01/17	1,289,250
900,000	Chicago Transit Authority Federal Transit Revenue Bonds, (AMBAC), 5.00%, 06/01/21	944,163
1,345,000	City of Champaign Parking Facilities Improvements GO, Series 2008, 5.00%, 12/15/17	1,414,927
2,215,000	Cook County Community College District No 508 University & College Improvements GO, 5.00%, 12/01/21	2,554,936
2,575,000	Cook County Community College District No. 524 Moraine Valley GO, Series B, (NATL-RE), 5.00%, 12/01/25	2,794,313
3,000,000	Illinois State Toll Highway Authority Refunding Revenue Bonds, Series B, 5.00%, 12/01/17	3,256,800
Principal Amount		Value
Illinois (continued)
$2,000,000	Metropolitan Water Reclamation District of Greater Chicago Refunding GO, Series D, 5.00%, 12/01/22	$2,378,000
3,500,000	State of Illinois Public Improvement Refunding Revenue Bonds, 5.00%, 06/15/18	3,842,160
2,500,000	State of Illinois School Improvements GO, 3.00%, 02/01/16	2,513,400
780,000	University of Illinois College Improvement Refunding Revenue Bonds, Series A, 5.00%, 04/01/21	903,271
		21,891,220
Indiana — 1.5%
580,000	Anderson School Building Corp., First Mortgage Refunding Revenue Bonds, (AGM, State Aid Withholding), 5.00%, 01/15/16	585,597
1,050,000	Avon Community School Building Corp., First Mortgage Refunding and Improvement Revenue Bonds, (AMBAC, State Aid Withholding), 5.00%, 07/15/16	1,084,713
650,000	Avon Community School Building Corp., First Mortgage Refunding and Improvement Revenue Bonds, (AMBAC, State Aid Withholding), 5.00%, 01/15/17	685,347
500,000	Carmel 2002 School Building Corp. Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 07/15/16	516,495
500,000	Center Grove School Building Corp. First Mortgage Refunding Revenue Bonds, Series A (State Aid Intercept Program), 5.00%, 07/15/20	568,839
650,000	Decatur Township Marion County Multi-School Building Corp., First Mortgage Revenue Bonds, Series B, (AGM, State Aid Withholding), 5.00%, 07/15/18	683,657

102

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal Amount		Value
Indiana (continued)
$490,000	East Noble Facilities School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, State Aid Withholding), 5.00%, 07/15/16	$498,845
1,330,000	GCS School Building Corp. One, First Mortgage Refunding Revenue Bonds (State Aid Intercept Program), 5.00%, 01/15/22	1,569,932
1,350,000	GCS School Building Corp. One, First Mortgage Refunding Revenue Bonds (State Aid Intercept Program), 5.00%, 07/15/22	1,607,297
5,000,000	Indiana Finance Authority Southern Industrial Gas & Electric Refunding Revenue Bonds, Series E, 1.95%, 05/01/37(b)	5,077,150
500,000	Ivy Tech Community College University & College Improvements Revenue Bonds, Series R-1, 5.00%, 07/01/19	566,645
1,040,000	Pike Township Multi-School Building Corp. School Improvements Revenue Bonds (State Aid Intercept Program), 3.00%, 01/15/16	1,045,782
1,060,000	Pike Township Multi-School Building Corp. School Improvements Revenue Bonds (State Aid Intercept Program), 3.00%, 07/15/16	1,079,992
500,000	Plainfield Elementary School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding), 5.00%, 07/15/18	515,709
715,000	Portage Township Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding), 5.00%, 01/15/16	721,900
735,000	Portage Township Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding), 5.00%, 07/15/16	759,299
Principal Amount		Value
Indiana (continued)
$570,000	Portage Township Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding), 5.00%, 07/15/17	$612,385
765,000	Vigo County Elementary School Building Corp., First Mortgage Refunding Revenue Bonds, (AGM, State Aid Withholding), 5.00%, 01/10/16	771,801
1,000,000	Warsaw Multi-School Building Corp. Revenue Bonds, Series B (State Aid Withholding), 5.75%, 07/15/26	1,105,270
895,000	Wayne Township School Building Corp., Marion County First Mortgage Refunding Revenue Bonds, (State Aid Intercept Program), 4.00%, 01/15/16	901,587
		20,958,242
Iowa — 0.2%
1,800,000	Iowa Finance Authority Water Utilities Improvements Revenue Bonds, 5.00%, 08/01/20	2,115,234

Kansas — 0.5%
1,260,000	Sedgwick County Public Building Commission Technical Education Complex Refunding Revenue Bonds, Series 2, 5.00%, 08/01/23	1,539,934
2,645,000	Sedgwick County Public Building Commission Technical Education Complex Refunding Revenue Bonds, Series 2, 5.00%, 08/01/24	3,273,637
2,170,000	Topeka Public Building Commission KBI Forensic Laboratory Project Revenue Bonds, 5.00%, 12/01/17	2,346,399
		7,159,970
Kentucky — 0.9%
3,500,000	Kentucky Asset Liability Commission Federal Highway Trust First Series Revenue Bonds, 5.00%, 09/01/17	3,761,765

103

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal Amount		Value
Kentucky (continued)
$8,185,000	Kentucky Asset Liability Commission Highway Trust Refunding Revenue Bonds, 5.00%, 09/01/16	$8,491,938
605,000	Warren County School District Finance Corp. Refunding Revenue Bonds, Series B, (State Aid Intercept Program), 2.00%, 06/01/16	610,620
		12,864,323
Louisiana — 0.3%
2,000,000	Louisiana Public Facilities Authority Hurricane Recovery Program Revenue Bonds, (AMBAC), 5.00%, 06/01/16	2,054,780
2,000,000	State of Louisiana Interstate 49 South Project Revenue Bonds, 5.00%, 09/01/22	2,335,080
		4,389,860
Maine — 0.9%
4,000,000	Maine Governmental Facilities Authority Refunding Revenue Bonds, Series A, 5.00%, 10/01/16	4,171,160
2,250,000	Maine Governmental Facilities Authority Refunding Revenue Bonds, Series A, 5.00%, 10/01/19	2,568,983
700,000	Maine Health & Higher Educational Facilities Authority Refunding Revenue Bonds, Series A, 5.00%, 07/01/17	749,777
520,000	Maine Health & Higher Educational Facilities Authority Refunding Revenue Bonds, Series A, 5.00%, 07/01/21	612,191
115,000	Maine Health & Higher Educational Facilities Authority Refunding Revenue Bonds, Series B, (AMBAC, State Resolution Funding GTY), 5.00%, 07/01/16(c)	118,606
1,800,000	Maine Health & Higher Educational Facilities Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 07/01/16	1,854,864
Principal Amount		Value
Maine (continued)
$1,795,000	Maine Municipal Bond Bank Refunding Revenue Bonds, Series C, 5.00%, 11/01/26	$2,168,827
		12,244,408
Maryland — 0.4%
1,000,000	Maryland State Department of Transportation Highway Improvement Revenue Bonds, 5.00%, 10/01/20	1,176,410
1,300,000	State of Maryland Public Improvements GO, Series A, 5.00%, 08/01/17	1,400,594
1,000,000	State of Maryland Public Improvements GO, Series A, 5.00%, 08/01/17	1,077,380
2,000,000	State of Maryland School Improvements GO, Series B, 5.00%, 08/01/17	2,154,760
		5,809,144
Massachusetts — 6.2%
4,000,000	Berkshire Regional Transit Authority Cash Flow Management Revenue Notes, 1.50%, 09/23/16	4,028,960
4,000,000	City of Lawrence Refunding GO Notes, Series B, 1.75%, 09/01/16	4,042,320
4,450,000	Commonwealth of Massachusetts Highway Improvements Revenue Bonds, Series B, 4.00%, 06/15/17	4,702,226
4,000,000	Commonwealth of Massachusetts Highway Improvements Revenue Bonds, Series B, 5.00%, 06/15/22	4,847,440
9,000,000	Commonwealth of Massachusetts Public Improvements GO, Series A, 5.00%, 05/01/19	10,262,250
9,650,000	Commonwealth of Massachusetts Public Improvements GO, Series C, 5.00%, 07/01/22	11,673,509
850,000	Commonwealth of Massachusetts Refunding GO, Series A, 5.00%, 08/01/16	880,090
1,000,000	Commonwealth of Massachusetts Refunding GO, Series B (AGM-CR), 5.25%, 08/01/28	1,289,590

104

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal Amount		Value
Massachusetts (continued)
$2,000,000	Commonwealth of Massachusetts Refunding GO, Series C (AMBAC), 5.50%, 12/01/24	$2,561,060
5,000,000	Greater Attleboro-Taunton Regional Transit Authority Cash Flow Management Revenue Notes, 1.50%, 08/26/16	5,035,300
4,500,000	Lowell Regional Transit Authority Cash Flow Management Revenue Notes, 1.50%, 08/05/16	4,530,510
1,000,000	Massachusetts Port Authority Refunding Revenue Bonds, Series C, 2.00%, 07/01/16	1,011,770
7,780,000	Massachusetts State Water Pollution Abatement Trust Refunding Revenue Bonds, Sub-Series 16-B, 5.00%, 08/01/20	9,158,227
500,000	Massachusetts Water Resources Authority Refunding Revenue Bonds, Series A, 5.00%, 08/01/22	606,795
4,500,000	Massachusetts Water Resources Authority Refunding Revenue Bonds, Series A (NATL-RE, GO of Authority), 5.25%, 08/01/16	4,667,625
1,450,000	Metrowest Regional Transit Authority Cash Flow Management Revenue Notes, 1.50%, 09/23/16	1,452,045
13,000,000	Montachusett Regional Transit Authority Cash Flow Management Revenue Notes, 1.50%, 08/05/16	13,085,150
1,275,000	Town of Belmont Municipal Purpose Loan Refunding GO, 4.00%, 04/15/16	1,296,994
		85,131,861
Michigan — 2.0%
945,000	Brighton Area School District School Improvements GO, Series I (Q-SBLF), 5.00%, 05/01/16	966,092
200,000	Caledonia Community Schools Refunding GO, (Q-SBLF), 5.00%, 05/01/23	240,165
635,000	Dexter Community Schools Refunding GO (Q-SBLF), 4.00%, 05/01/18	677,221
Principal Amount		Value
Michigan (continued)
$1,050,000	Grand Blanc Community Schools Refunding GO, (Q-SBLF), 4.00%, 05/01/16	$1,068,029
1,000,000	Grand Valley State University & College Improvements Revenue Bonds, Series A, 5.00%, 12/01/23	1,184,970
400,000	Hudsonville Public Schools Improvements GO, (Q-SBLF), 5.00%, 05/01/18	439,483
250,000	Hudsonville Public Schools Improvements GO, (Q-SBLF), 5.00%, 05/01/19	282,115
1,295,000	Lake Shore Public Schools Refunding GO, (Q-SBLF), 3.00%, 11/01/16	1,324,772
1,375,000	Northville Public Schools Refunding GO, (Q-SBLF), 5.00%, 05/01/18	1,508,939
1,155,000	River Rouge School District Refunding GO, (Q-SBLF), 5.00%, 05/01/16	1,180,780
775,000	River Rouge School District Refunding GO, (Q-SBLF), 5.00%, 05/01/18	842,487
1,160,000	River Rouge School District Refunding GO, (Q-SBLF), 5.00%, 05/01/21	1,333,629
1,000,000	River Rouge School District Refunding GO, (Q-SBLF), 5.00%, 05/01/22	1,159,990
2,000,000	Romulus Community Schools Refunding GO (Q-SBLF), 5.00%, 05/01/22	2,319,980
325,000	State of Michigan Environmental Program Refunding GO, Series A, 5.00%, 05/01/16	332,631
5,000,000	State of Michigan Trunk Line Refunding Revenue Bonds, 5.00%, 11/15/16	5,239,500
4,530,000	University of Michigan Refunding Revenue Bonds, Series C, 4.00%, 04/01/19	4,990,656
2,045,000	Ypsilanti School District Refunding GO (Assured GTY, Q-SBLF), 5.00%, 05/01/16	2,088,906
		27,180,345

105

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal Amount		Value
Minnesota — 1.6%
$450,000	Minnesota Public Facilities Authority Clean Water Revenue Bonds, Series B, 5.00%, 03/01/16	$457,145
5,425,000	St. Paul Port Authority Anderson Office Building Refunding Revenue Bonds, Series 3, 5.00%, 12/01/19	6,221,444
1,875,000	St. Paul Port Authority Anderson Office Building Refunding Revenue Bonds, Series 3, 5.00%, 12/01/21	2,228,288
1,520,000	State of Minnesota Public Improvements COP, 4.50%, 06/01/16	1,557,362
1,000,000	State of Minnesota Public Improvements COP, 5.00%, 06/01/23	1,199,000
1,395,000	State of Minnesota Public Improvements COP, 5.00%, 06/01/24	1,688,996
2,740,000	State of Minnesota Public Improvements COP, 5.00%, 06/01/25	3,310,358
2,910,000	State of Minnesota Public Improvements COP, 5.00%, 06/01/26	3,478,236
1,000,000	State of Minnesota Refunding Revenue Bonds, Series B, 5.00%, 03/01/21	1,183,520
1,000,000	Waconia Independent School District No 110 Refunding GO, Series A, (School District Credit Program), 5.00%, 02/01/24	1,226,020
		22,550,369
Mississippi — 0.4%
1,810,000	Mississippi Development Bank Department of Corrections Refunding Revenue Bonds, Series D, 5.00%, 08/01/18	2,007,887
570,000	Mississippi Development Bank DeSoto County Highway Project Advance Refunding Revenue Bonds, Series S, (State Interception), 5.00%, 01/01/23	679,315
310,000	Mississippi State University Educational Building Corp. Campus Improvements Project Revenue Bonds, 5.00%, 11/01/22	371,966
Principal Amount		Value
Mississippi (continued)
$2,000,000	State of Mississippi Public Improvements Revenue Bonds, Series E, 2.00%, 10/15/16	$2,027,740
		5,086,908
Missouri — 1.4%
1,020,000	County of Jackson Refunding Revenue Bonds, 4.00%, 12/01/21	1,153,589
300,000	County of Jackson Refunding Revenue Bonds, 4.00%, 12/01/22	340,455
2,300,000	County of Jackson Sports Complex Project Refunding Revenue Bonds, (State Appropriation, City Appropriation), 5.00%, 12/01/26	2,741,577
4,000,000	Hazelwood School District Refunding GO, (State Aid Direct Deposit), 5.00%, 03/01/25	4,936,680
500,000	Jackson County Reorganized School District No. 4 Blue Springs Refunding GO, Series B, (State Aid Direct Deposit), 5.00%, 03/01/18	543,789
2,225,000	Missouri State Health & Educational Facilities Authority Columbia Arena Project Refunding Revenue Bonds, 5.00%, 10/01/19	2,556,036
2,000,000	Missouri State Health & Educational Facilities Authority Columbia Arena Project Refunding Revenue Bonds, 5.00%, 10/01/21	2,384,360
300,000	North Kansas City School District No 74 School Improvements Refunding GO, (State Aid Direct Deposit), 4.00%, 03/01/17	313,847
1,250,000	North Kansas City School District No 74 School Improvements Refunding GO, (State Aid Direct Deposit), 5.00%, 03/01/24	1,526,588
1,800,000	North Kansas City School District No 74 School Improvements Refunding GO, (State Aid Direct Deposit), 5.00%, 03/01/25	2,179,908
		18,676,829

106

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal Amount		Value
Nevada — 0.3%
$1,000,000	Clark County School District School Improvements GO, Series C (AGM), 5.00%, 12/15/15(c)	$1,005,580
2,605,000	Clark County Water Reclamation District GO, Series A, 5.25%, 07/01/20	3,000,673
		4,006,253
New Hampshire — 0.2%
2,250,000	State of New Hampshire Highway Improvements Revenue Bonds, 5.00%, 09/01/19	2,565,945
New Jersey — 5.3%
500,000	Bergen County Improvement Authority Public Improvements Revenue Bonds, Series B (County GTY), 4.00%, 02/15/16	505,439
240,000	Bergen County Improvement Authority Refunding Revenue Bonds, Series A (County GTY), 4.00%, 12/15/16	249,730
200,000	Bergen County Improvement Authority Refunding Revenue Bonds, Series A (County GTY), 4.00%, 12/15/17	213,953
3,495,000	County of Sussex Public Improvements Refunding GO, 2.00%, 02/15/16	3,513,314
2,000,000	Garden State Preservation Trust Refunding Revenue Bonds, Series A, 5.00%, 11/01/17	2,155,720
735,000	Middlesex County Improvement Authority Regional Educational Services Refunding Revenue Bonds, (County GTY), 3.00%, 07/15/16	748,443
200,000	Monmouth County Improvement Authority Refunding Revenue Bonds (County GTY, Municipal Government GTY), 5.00%, 12/01/22	242,037
5,300,000	New Jersey Building Authority Refunding Revenue Bonds, Series A, 5.00%, 06/15/16	5,430,380
Principal Amount		Value
New Jersey (continued)
$795,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, 5.00%, 12/15/16(c)	$835,418
560,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, 5.00%, 12/15/16	583,341
1,090,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, 5.00%, 03/01/18(c)	1,198,695
410,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, 5.00%, 03/01/18	433,190
3,245,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, 5.00%, 03/01/21	3,510,571
750,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, Series K, (AMBAC), 5.25%, 12/15/16	754,364
5,000,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, Series N-1, (AMBAC), 5.50%, 09/01/24	5,624,000
11,690,000	New Jersey Economic Development Authority School Facility Construction Refunding Revenue Bonds, Series EE, 5.00%, 09/01/17	12,610,938
505,000	New Jersey Educational Facilities Authority Higher Education Capital Improvement Revenue Bonds, 4.00%, 09/01/16	518,726
6,225,000	New Jersey Educational Facilities Authority Higher Education Facilities Trust Fund Revenue Bonds, 5.00%, 06/15/16	6,390,959

107

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal Amount		Value
New Jersey (continued)
$1,000,000	New Jersey Educational Facilities Authority University and College Improvements Revenue Bonds, 5.00%, 06/15/23	$1,074,550
25,000	New Jersey Environmental Infrastructure Trust Revenue Bonds, Series 2012, 5.00%, 09/01/16(c)	25,972
1,160,000	New Jersey Environmental Infrastructure Trust Revenue Bonds, Series 2013, 5.00%, 09/01/16	1,205,379
15,000	New Jersey Environmental Infrastructure Trust Revenue Bonds, Series A, 5.00%, 09/01/16(c)	15,583
40,000	New Jersey Sports & Exposition Authority Refunding Revenue Bonds, Series B (State Appropriation), 5.00%, 09/01/18(c)	44,647
1,300,000	New Jersey State Turnpike Authority Refunding Revenue Bonds, Series B, 5.00%, 01/01/20	1,496,352
9,220,000	New Jersey State Turnpike Authority Refunding Revenue Bonds, Series C, 5.00%, 01/01/25	11,171,690
1,885,000	New Jersey Transportation Trust Fund Authority Transit Improvement Revenue Bonds, Series A, (State Appropriation), 5.00%, 06/15/16	1,932,427
1,500,000	New Jersey Transportation Trust Fund Authority Transit Improvements Refunding Revenue Bonds, Series A, 5.25%, 12/15/22	1,651,095
2,255,000	New Jersey Transportation Trust Fund Authority Transit Improvements Revenue Bonds, Series AA, (State Aid Appropriation), 5.00%, 06/15/20	2,446,901
500,000	New Jersey Transportation Trust Fund Authority Transit Improvements Revenue Bonds, Series B, 5.00%, 06/15/19	538,615
1,375,000	New Jersey Transportation Trust Fund Authority Transportation Systems Refunding Revenue Bonds, Series B, (NATL-RE), 5.50%, 12/15/15	1,377,284
Principal Amount		Value
New Jersey (continued)
$825,000	New Jersey Transportation Trust Fund Authority Transportation Systems Refunding Revenue Bonds, Series B, (NATL-RE), 5.50%, 12/15/16	$864,782
2,750,000	New Jersey Transportation Trust Fund Authority Transportation Systems Refunding Revenue Bonds, Series B-5, 5.25%, 12/15/19(d)	3,006,658
		72,371,153
New Mexico — 0.7%
4,805,000	City of Albuquerque General Purpose Public Improvements GO, Series A, 5.00%, 07/01/16	4,956,309
1,000,000	Gadsden Independent School District No 16 Refunding GO, Series B (State Aid Withholding), 4.00%, 08/15/16	1,027,540
250,000	Gadsden Independent School District No 16 Refunding GO, Series B (State Aid Withholding), 4.00%, 08/15/17	264,343
800,000	Santa Fe Public School District School Improvements GO (State Aid Withholding), 4.00%, 08/01/16	822,392
3,000,000	State of New Mexico Severance Tax Permanent Fund Public Improvements Revenue Bonds, Series A, 5.00%, 07/01/16	3,094,470
		10,165,054
New York — 26.9%
4,300,000	Bridgehampton Union Free School District Cash Flow Management GO, (State Aid Withholding), 1.50%, 06/28/16	4,326,918
1,725,000	City of New York Advance Refunding GO, Series A, 5.00%, 08/01/24	2,096,427
10,000,000	City of New York Advance Refunding GO, Series A, 5.00%, 08/01/25	12,109,100
5,000,000	City of New York Public Improvements GO, Series C, Sub-Series C-A, 5.00%, 08/01/17(d)	5,379,650

108

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
New York (continued)
$3,330,000	City of New York Public Improvements GO, Sub-Series D-1, 5.00%, 08/01/22	$3,984,878
5,000,000	City of New York Refunding GO, Series B, 5.00%, 08/01/17	5,379,650
1,855,000	City of New York Refunding GO, Series C, 5.00%, 08/01/20	2,166,788
650,000	City of New York Refunding GO, Series C, 5.00%, 08/01/22	777,829
8,170,000	City of New York Refunding GO, Series D, 5.00%, 08/01/22	9,776,712
1,870,000	City of New York Refunding GO, Series E, 5.00%, 08/01/16	1,936,479
4,000,000	City of New York Refunding GO, Series E, 5.00%, 08/01/17	4,303,720
10,000,000	City of New York Refunding GO, Series G, 5.00%, 08/01/17	10,759,300
10,000,000	City of New York Refunding GO, Series G, 5.00%, 08/01/21	11,863,900
18,500,000	City of New York Refunding GO, Series G, 5.00%, 08/01/22	22,138,210
3,360,000	City of New York Refunding GO, Series I, 5.00%, 08/01/16	3,479,448
5,000,000	Clarence Central School District Cash Flow Management GO, (State Aid Withholding), 1.75%, 06/28/16	5,034,450
3,500,000	County of Rockland Cash Flow Management GO, 2.00%, 03/16/16	3,518,235
2,175,000	County of Rockland Public Improvements GO, Series C, (AGM), 3.00%, 05/01/16	2,202,209
445,000	County of Rockland Refunding GO (BAM), 2.00%, 02/15/16	447,007
505,000	County of Rockland Refunding GO (BAM), 2.00%, 02/15/17	513,418
2,000,000	Erie County Industrial Development Agency Refunding Revenue Bonds, Series B, (State Aid Withholding), 5.00%, 05/01/18	2,205,780
Principal
Amount		Value
New York (continued)
$5,000,000	Erie County Industrial Development Agency Refunding Revenue Bonds, Series B, (State Aid Withholding), 5.00%, 05/01/23	$5,901,850
5,240,000	Geneva City School District Cash Flow Management GO, (State Aid Withholding), 1.00%, 06/17/16	5,252,314
1,925,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series F, 5.00%, 11/15/21	2,287,632
1,910,000	Metropolitan Transportation Authority Transit Improvements Revenue Bonds, Series C, 5.00%, 11/15/21	2,269,806
2,500,000	New York City Municipal Water Finance Authority Fiscal 2009 Revenue Bonds, Series A, 5.50%, 06/15/21	2,810,250
1,250,000	New York City Municipal Water Finance Authority Fiscal 2014 Refunding Revenue Bonds, Series CC-2, 5.00%, 06/15/18	1,314,988
1,350,000	New York City Transitional Finance Authority Future Tax Secured Advanced Refunding Revenue Bonds, Series C, 5.00%, 11/01/23	1,643,207
1,230,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Series B, 5.00%, 11/01/17(c)	1,336,469
770,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Series B, 5.00%, 11/01/17	836,651
15,920,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series B, 5.00%, 11/01/21	19,030,927
3,025,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series G, 5.00%, 11/01/18	3,393,143
1,045,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series G, 5.00%, 11/01/19	1,205,063

109

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
New York (continued)
$2,425,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series G, 5.00%, 11/01/21	$2,898,869
935,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series H, 5.00%, 11/01/18	1,048,790
1,535,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series H, 5.00%, 11/01/21	1,834,954
1,725,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Notes, 5.00%, 02/01/18	1,889,272
225,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Notes, 5.00%, 02/01/18(c)	246,004
4,700,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.00%, 02/01/17	4,967,477
515,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Sub-Series, F-1, 5.00%, 02/01/19	582,125
2,200,000	New York City Transitional Finance Authority Public Improvements Revenue Bonds, Series A-1, 5.00%, 05/01/22	2,497,968
600,000	New York City Transitional Finance Authority Refunding Revenue Bonds, Sub-Series G, 5.00%, 11/01/20	706,325
1,235,000	New York City Transitional Finance Authority School Improvement Revenue Bonds, Sub-Series S-1A, (State Aid Withholding), 5.00%, 07/15/21	1,467,192
3,220,000	New York Local Government Assistance Corp. Refunding Revenue Bonds, Series E, (AGM, GO of Corp.) OID, 5.25%, 04/01/16	3,287,008
Principal
Amount		Value
New York (continued)
$700,000	New York Local Government Assistance Corp. Refunding Revenue Bonds, Sub-Series A-5-6, 5.00%, 04/01/17	$744,660
5,100,000	New York Municipal Bond Bank Agency Refunding Revenue Bonds, (State Aid Withholding), 4.00%, 12/01/17	5,436,243
10,000,000	New York Municipal Bond Bank Agency Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 12/01/21	11,922,400
9,100,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/23	11,085,711
7,790,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series E, 5.00%, 03/15/22	9,328,992
14,000,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series E, 5.00%, 03/15/24	17,027,080
900,000	New York State Dormitory Authority Economic Development & Housing Revenue Bonds, Series A, 4.00%, 12/15/16	936,378
15,000	New York State Dormitory Authority Mental Health Services Facility Refunding Revenue Bonds, (State Appropriation), 5.00%, 08/15/18(c)	16,729
1,770,000	New York State Dormitory Authority Mental Health Services Facility Refunding Revenue Bonds, Series A, (State Appropriation), 4.50%, 08/15/17	1,890,431
550,000	New York State Dormitory Authority Mental Health Services Facility Revenue Bonds (NATL-RE, FGIC, State Appropriation), 5.00%, 02/15/16	551,957
2,110,000	New York State Dormitory Authority Refunding Revenue Bonds, 5.00%, 08/15/18	2,346,383
750,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 4.00%, 07/01/16	768,383

110

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
New York (continued)
$15,000,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 12/15/20	$17,720,850
4,160,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 02/15/26	4,988,464
4,500,000	New York State Dormitory Authority Refunding Revenue Bonds, Series E, 5.00%, 02/15/23	5,434,020
1,045,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series A, 5.00%, 03/15/21	1,236,350
7,700,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series A, 5.00%, 03/15/25	9,404,472
4,000,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series C, 5.00%, 03/15/17	4,243,760
2,850,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series G, 5.00%, 03/15/17	3,025,304
2,000,000	New York State Environmental Facilities Corp. Refunding Revenue Bonds, 4.00%, 06/15/16	2,046,860
2,160,000	New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series E, 1.10%, 11/01/16	2,168,100
7,000,000	New York State Thruway Authority Highway Improvement Refunding Revenue Bonds, Series B, 5.00%, 04/01/20	7,817,670
200,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series A, 4.00%, 03/15/16	202,813
200,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series A, 5.00%, 03/15/16	203,549
Principal
Amount		Value
New York (continued)
$1,420,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series A, 5.00%, 03/15/17	$1,505,938
1,430,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series A, 5.00%, 03/15/20	1,662,990
5,000,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series A, 5.00%, 03/15/21	5,645,700
1,900,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series B, 5.00%, 04/01/21	2,158,134
1,000,000	New York State Thruway Authority Refunding Revenue Bonds, 5.00%, 01/01/25	1,208,020
410,000	New York State Thruway Authority Refunding Revenue Bonds, Series A, 5.00%, 03/15/16	417,261
400,000	New York State Thruway Authority Refunding Revenue Bonds, Series A, 5.00%, 03/15/17	424,431
8,000,000	New York State Thruway Authority Refunding Revenue Bonds, Series A, 5.00%, 03/15/21	9,432,000
5,000,000	New York State Thruway Authority Refunding Revenue Bonds, Series B, 5.00%, 04/01/21	5,582,550
1,000,000	New York State Urban Development Corp. Economic Improvements Revenue Bonds, Series A1, 4.00%, 12/15/16	1,040,310
4,705,000	New York State Urban Development Corp. Public Improvement Revenue Bonds, Series A-1, 5.00%, 03/15/22	5,615,747
3,550,000	Port Authority of New York & New Jersey Refunding Revenue Bonds, Series 189, 5.00%, 05/01/23	4,315,096
14,390,000	Sales Tax Asset Receivable Corp. Fiscal 2015 Refunding Revenue Bonds, Series A, 5.00%, 10/15/26	17,606,741

111

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
New York (continued)
$5,390,000	Triborough Bridge & Tunnel Authority Toll Road Refunding Revenue Bonds, Series B, 5.00%, 11/15/23	$6,579,627
1,600,000	Utility Debt Securitization Authority Restructuring Refunding Revenue Bonds, 5.00%, 12/15/24	1,943,984
1,000,000	Utility Debt Securitization Authority Restructuring Refunding Revenue Bonds, Series TE, 5.00%, 12/15/18	1,051,530
		369,846,010
North Carolina — 2.5%
680,000	Appalachian State University Refunding Revenue Bonds, 5.00%, 05/01/20	785,570
905,000	Buncombe County Refunding Revenue Bonds, 5.00%, 06/01/21	1,071,665
475,000	Buncombe County Refunding Revenue Bonds, Series A, 5.00%, 06/01/16	488,124
1,355,000	Cabarrus County School Improvement COP, 5.00%, 01/01/21	1,528,494
1,005,000	City of Charlotte Equipment Acquisition Refunding COP, 5.00%, 12/01/16	1,055,320
3,015,000	County of Mecklenburg Refunding GO, Series A, 5.00%, 12/01/22	3,693,586
245,000	County of Wake Refunding GO, Series D, 4.00%, 02/01/16	247,320
2,840,000	County of Wake School Improvements GO, Series A, 5.00%, 04/01/17	3,022,868
615,000	Dare County Refunding Revenue Bonds, Series D, 4.00%, 06/01/17	648,622
675,000	Dare County Refunding Revenue Bonds, Series D, 4.00%, 06/01/18	727,603
675,000	Dare County Refunding Revenue Bonds, Series D, 5.00%, 06/01/21	804,479
1,565,000	Johnston County School Improvements GO, (NATL-RE), 5.00%, 02/01/20	1,583,451
Principal
Amount		Value
North Carolina (continued)
$325,000	North Carolina State University At Raleigh Refunding Revenue Bonds, Series A, 5.00%, 10/01/21	$388,268
2,000,000	Orange County Public Facilities Co. Refunding Revenue Bonds, 5.00%, 10/01/21	2,386,860
2,320,000	State of North Carolina Highway Improvements Revenue Bonds, 5.00%, 03/01/16	2,355,078
10,000,000	State of North Carolina Refunding Revenue Bonds, Series B, 5.00%, 06/01/24	12,273,500
1,595,000	Town of Cary Public Improvements GO, 5.00%, 03/01/17	1,692,295
		34,753,103
Ohio — 3.2%
2,500,000	City of Columbus GO, Series A, 5.00%, 02/15/22	3,009,225
2,000,000	City of Columbus Refunding GO, Series 5, 5.00%, 08/15/23	2,451,280
1,600,000	Cleveland Department of Public Utilities Division of Water Advance Refunding Revenue Bonds, Series Y, 5.00%, 01/01/26	1,893,504
1,100,000	County of Cuyahoga Refunding Revenue Bonds, 5.00%, 12/01/22	1,336,907
1,000,000	County of Hamilton Sewer System Refunding Revenue Bonds, Series A, 5.00%, 12/01/26	1,214,510
1,665,000	County of Hamilton Sewer System Refunding Revenue Bonds, Series A, 5.00%, 12/01/27	2,005,559
1,000,000	Greater Cleveland Regional Transit Authority Capital Improvements Advance Refunding Revenue Bonds, 5.00%, 12/01/23	1,221,830
2,365,000	Ohio State Building Authority Facilities Administration Building Project Refunding Revenue Bonds, Series B, (NATL-RE, FGIC), 5.00%, 10/01/18	2,644,165

112

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
Ohio (continued)
$5,000,000	Ohio State Water Development Authority Refunding Revenue Bonds, Series B, 5.00%, 06/01/22	$6,036,100
400,000	RiverSouth Authority Area Redevelopment Refunding Revenue Bonds, 4.00%, 06/01/16	408,423
320,000	RiverSouth Authority Area Redevelopment Refunding Revenue Bonds, 5.00%, 06/01/24	383,434
1,000,000	State of Ohio Capital Facilities Lease Appropriation Refunding Revenue Bonds, 5.00%, 10/01/17	1,083,560
5,000,000	State of Ohio Highway Improvements GO, Series Q, 5.00%, 05/01/16	5,117,900
8,000,000	State of Ohio Highway Improvements GO, Series R, 4.00%, 05/01/16	8,149,280
625,000	State of Ohio Highway Improvements Revenue Bonds, 5.00%, 12/15/24	765,325
500,000	State of Ohio Refunding GO, Series B, 4.00%, 08/01/16	513,885
3,875,000	State of Ohio University & College Improvements GO, Series A, 5.00%, 05/01/24	3,967,923
1,730,000	University of Cincinnati College & University Refunding Revenue Bonds, Series A, (State Appropriation), 5.00%, 06/01/17	1,850,841
		44,053,651
Oklahoma — 0.9%
4,400,000	Oklahoma Capital Improvement Authority Refunding Revenue Bonds, Series B, 2.00%, 07/01/16	4,450,908
5,275,000	Tulsa County Independent School District No 3 Broken Arrow Combined Purpose School Improvements GO, 2.00%, 04/01/16	5,313,930
2,680,000	University of Oklahoma Refunding Revenue Bonds, Series C, 2.00%, 07/01/16	2,708,703
		12,473,541
Principal
Amount		Value
Oregon — 0.5%
$575,000	City of Portland Water System Refunding Revenue Bonds, 5.00%, 10/01/16	$599,817
1,300,000	City of Portland Water System Refunding Revenue Bonds, Series A, 5.00%, 05/01/17	1,388,244
815,000	Lane County School District No 19 Springfield School Improvements GO, Series B, (AGM, School Board GTY), 5.00%, 06/15/17	871,137
1,755,000	Washington & Multnomah Counties School District No 48J Beaverton Refunding GO, Series B, (School Board GTY), 4.00%, 06/15/19	1,938,766
2,200,000	Yamhill Clackamas & Washington Counties School District No 29J Newberg Refunding GO (NATL-RE, School Board GTY), 5.50%, 06/15/17	2,369,158
		7,167,122
Rhode Island — 0.3%
3,000,000	Rhode Island Convention Center Authority Refunding Revenue Bonds, Series A, 5.00%, 05/15/22	3,506,370
705,000	Rhode Island Health & Educational Building Corp. Town of East Greenwich Revenue Bonds, Series A, (Municipal Government GTY), 4.00%, 05/15/18	756,070
		4,262,440
South Carolina — 0.9%
4,530,000	County of Charleston Refunding GO, Series A, 5.00%, 11/01/21	5,461,232
880,000	Lexington County School District No 2 Refunding GO (South Carolina School District), 4.00%, 03/01/17	921,342
2,090,000	Lexington County School District No 2 Refunding GO (South Carolina School District), 5.00%, 03/01/18	2,294,841

113

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
South Carolina (continued)
$1,635,000	Lexington County School District No 2 Refunding GO (South Carolina School District), 5.00%, 03/01/20	$1,897,565
330,000	State of South Carolina University & College Improvements GO, Series B, 5.00%, 03/01/19	375,035
680,000	State of South Carolina University & College Improvements GO, Series E (State Aid Withholding), 5.00%, 03/01/19	772,800
		11,722,815
Tennessee — 0.1%
900,000	Tennessee State School Bond Authority Refunding Revenue Bonds (State Aid Intercept Program), 5.00%, 11/01/25	1,102,923
Texas — 12.6%
4,220,000	Alamo Community College District Refunding GO, 4.00%, 02/15/17	4,414,373
800,000	Austin Independent School District Refunding GO (PSF-GTD), 5.00%, 08/01/16	827,896
400,000	Beaumont Independent School District Improvements GO, (PSF-GTD), 4.00%, 02/15/18	428,863
1,000,000	City of Austin Water & Wastewater System Advance Refunding Revenue Bonds, Series A, 5.00%, 11/15/21	1,195,980
935,000	City of Conroe Public Improvements GO, 5.00%, 03/01/25	1,135,511
2,500,000	City of Dallas Refunding GO, 5.00%, 02/15/23	3,035,925
3,000,000	City of Dallas Refunding GO, 5.00%, 02/15/24	3,673,320
1,000,000	City of El Paso Water & Sewer Refunding Revenue Bonds, 5.00%, 03/01/25	1,203,470
1,250,000	City of El Paso Water & Sewer Refunding Revenue Bonds, 5.00%, 03/01/26	1,487,650
Principal
Amount		Value
Texas (continued)
$1,095,000	City of Friendswood Waterworks & Sewer System Refunding Revenue Bonds, (AGM), 5.00%, 03/01/21	$1,110,976
600,000	City of League Waterworks & Sewer GO, Series A, 5.00%, 02/15/22	718,248
1,775,000	City of Lubbock Public Improvement GO, 5.25%, 02/15/20	2,019,063
800,000	City of San Antonio Water System Refunding Revenue Bonds, Series A, 3.00%, 05/15/16	811,832
1,505,000	City of Southlake Refunding GO, 5.00%, 02/15/16	1,525,588
1,430,000	Clear Creek Independent School District GO, (PSF-GTD), Series B, 3.00%, 02/15/35(b)	1,487,486
260,000	Coppell Independent School District School Building GO, (PSF-GTD), 4.00%, 08/15/16	267,639
875,000	County of Bexar Limited Tax Refunding GO, 3.00%, 06/15/16	889,971
1,200,000	County of Bexar Limited Tax Refunding GO, 4.00%, 06/15/16	1,227,888
580,000	County of Bexar Limited Tax Refunding GO, 4.00%, 06/15/16	593,479
4,410,000	County of Bexar Refunding GO, 5.00%, 06/15/22	5,331,999
675,000	County of Collin Advance Refunding GO, 5.00%, 02/15/24	823,048
1,000,000	County of Williamson Limited Tax Refunding GO, 5.00%, 02/15/21	1,183,730
360,000	Crystal City Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/26	436,777
1,095,000	Cypress-Fairbanks Independent School District Refunding GO, Series A, (PSF-GTD), 4.00%, 02/15/17	1,145,436
4,000,000	Cypress-Fairbanks Independent School District School Improvements GO, Series B-2 (PSF-GTD), 3.00%, 02/15/40(b)	4,161,040

114

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
Texas (continued)
$2,000,000	Dallas Area Rapid Transit Refunding Revenue Bonds, Series A, 5.00%, 12/01/25	$2,447,320
1,120,000	Dayton Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/22	1,335,578
245,000	Deer Park Independent School District Limited Tax GO, (AGM), 5.00%, 02/15/17	259,379
7,630,000	Denton Independent School District GO, (PSF-GTD), 2.00%, 08/01/43(b)	7,718,584
3,955,000	Dickinson Independent School District Refunding GO, (PSF-GTD), 5.00%, 02/15/25	4,809,043
1,500,000	El Paso Independent School District Refunding GO (PSF-GTD), 5.00%, 08/15/25	1,820,295
520,000	Forsan Independent School District Refunding GO (PSF-GTD), 4.00%, 02/15/17	543,951
4,700,000	Fort Worth Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/24	5,774,984
1,650,000	Frenship Independent School District Refunding GO (PSF-GTD), 5.00%, 02/15/26	1,981,337
250,000	Frisco Independent School District School Building GO, Series A, (PSF-GTD), 6.13%, 08/15/21	289,385
13,000,000	Goose Creek Consolidated Independent School District School Improvements GO, Series B, (PSF-GTD), 3.00%, 02/15/35(b)	13,522,600
720,000	Hallsville Independent School District Refunding GO, (PSF-GTD), 4.00%, 02/15/16	727,603
1,000,000	Harris County Refunding GO, Series C, (AGM), 5.25%, 08/15/19	1,158,080
500,000	Hidalgo County Certificates of Obligation GO, (NATL-RE), 4.50%, 08/15/19	516,639
Principal
Amount		Value
Texas (continued)
$2,990,000	Houston Community College System Student Fee Revenue Bonds, Senior Lien, (AGM), 5.25%, 04/15/21	$3,300,272
135,000	Joshua Independent School District Refunding GO, Series C (PSF-GTD), 5.45%, 02/15/16	137,021
1,750,000	Lamar Consolidated Independent School District School Improvements GO, Series A, (PSF-GTD), 2.00%, 08/15/47(b)	1,770,703
4,500,000	Lower Colorado River Authority Refunding Revenue Bonds, 5.00%, 05/15/16	4,614,480
1,085,000	Mercedes Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 08/15/22	1,304,886
8,585,000	North East Independent School District School Improvements GO, Series B, (PSF-GTD), 2.00%, 08/01/42(b)	8,684,672
250,000	Pasadena Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/22	299,105
1,105,000	Pasadena Independent School District GO, (PSF-GTD), 5.00%, 02/15/17	1,169,996
265,000	Red Oak Independent School District School Improvements GO (PSF-GTD), 5.00%, 08/15/17(c)	285,617
260,000	Red Oak Independent School District School Improvements GO (PSF-GTD), 5.00%, 08/15/18	280,712
1,500,000	Richardson Independent School District School Improvements GO, Series A, (PSF-GTD), 3.00%, 02/15/16	1,512,150
925,000	Roma Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/22	1,107,900
1,020,000	Roma Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/23	1,232,089
1,075,000	Roma Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/24	1,313,145

115

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
Texas (continued)
$1,000,000	Roma Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/25	$1,232,280
705,000	San Elizario Independent School District School Improvements GO, (PSF-GTD), 5.00%, 05/01/25	871,902
1,100,000	San Felipe-Del Rio Consolidated Independent School District Refunding GO, (PSF-GTD), 3.00%, 02/15/16	1,108,910
145,000	Seagraves Independent School District School Building GO, (PSF-GTD), 4.00%, 02/15/19	158,167
2,695,000	State of Texas Public Finance Authority Refunding GO, 5.00%, 10/01/20	3,170,425
1,390,000	Texas State University Systems University and College Improvement Revenue Bonds, 5.00%, 03/15/17	1,476,291
6,950,000	Texas Transportation Commission State Highway Fund First Tier Advance Refunding Revenue Bonds, 5.00%, 10/01/20	8,176,050
10,785,000	Texas Transportation Commission State Highway Fund First Tier Advance Refunding Revenue Bonds, 5.00%, 10/01/24	13,313,867
1,070,000	Texas Transportation Commission State Highway Fund Highway Improvements First Tier Revenue Bonds, 5.00%, 04/01/17	1,138,427
1,775,000	Texas Transportation Commission State Highway Fund Highway Improvements First Tier Revenue Bonds, Series A, 5.00%, 04/01/16	1,809,985
3,150,000	Tomball Independent School District School Improvements GO, Series B-3, (PSF-GTD), 2.00%, 02/15/43(b)	3,190,226
4,850,000	Tyler Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/23	5,856,666
1,000,000	United Independent School District GO, (PSF-GTD), 5.00%, 08/15/22	1,199,840
Principal
Amount		Value
Texas (continued)
$1,680,000	United Independent School District GO, (PSF-GTD), 5.00%, 08/15/23	$2,032,010
1,235,000	United Independent School District GO, (PSF-GTD), 5.00%, 08/15/24	1,507,490
2,085,000	United Independent School District GO, (PSF-GTD), 5.00%, 08/15/25	2,567,261
1,900,000	University of North Texas Refunding Revenue Bonds, 5.00%, 04/15/20	2,207,268
4,580,000	University of North Texas Refunding Revenue Bonds, 5.00%, 04/15/21	5,407,560
2,075,000	University of Texas Financing Systems Refunding Revenue Bonds, Series A, 5.00%, 08/15/17	2,239,133
145,000	Victoria Utility System, Water & Wastewater Authority Refunding Revenue Bonds, (AMBAC), 5.00%, 12/01/17	157,131
1,370,000	Wichita Falls Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/01/25	1,684,018
1,210,000	Wichita Falls Independent School District School Improvements GO (PSF-GTD), 5.00%, 02/01/23	1,457,179
		173,016,800
Utah — 0.3%
1,975,000	Alpine School District School Building GO, (School Board GTY), 5.00%, 03/15/21	2,272,040
125,000	South Jordan Water Refunding Revenue Bonds, (AMBAC), 5.00%, 11/01/15	124,999
1,085,000	Uintah County School District Refunding GO, (School Board GTY), 5.00%, 02/01/24	1,333,302
		3,730,341
Virginia — 3.1%
155,000	City of Norfolk Water Refunding Revenue Bonds, 5.00%, 11/01/22	185,575
600,000	County of Prince William Facilities Refunding COP, 4.00%, 10/01/17	637,109

116

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
Virginia (continued)
$1,350,000	Fairfax County Economic Development Authority Community Services Facilities Project Revenue Bonds, Series A, 4.50%, 03/01/20	$1,530,482
2,000,000	Virginia College Building Authority Public Higher Education Refunding Revenue Bonds, Series B (State Interception), 5.00%, 09/01/21	2,338,840
5,000,000	Virginia Commonwealth Transportation Board Transit Improvements Revenue Bonds, 5.00%, 03/15/23	5,941,350
1,225,000	Virginia Commonwealth Transportation Board Transit Improvements Revenue Bonds, 5.00%, 09/15/25	1,462,491
325,000	Virginia Commonwealth Transportation Board Transit Improvements Revenue Bonds, 5.00%, 09/15/26	385,089
2,465,000	Virginia Public Building Authority Revenue Bonds, Series A, 5.00%, 08/01/21	2,937,886
1,250,000	Virginia Public Building Authority Revenue Bonds, Series B (State Appropriation), 5.00%, 08/01/21	1,429,688
2,450,000	Virginia Public School Authority Advance Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 08/01/24	3,023,447
8,010,000	Virginia Public School Authority School Improvements Revenue Bonds, Series II, 5.00%, 04/15/17	8,538,740
1,150,000	Virginia Resources Authority Refunding Revenue Bonds, 5.00%, 11/01/25	1,420,906
10,000,000	Virginia Resources Authority Refunding Revenue Bonds, Series B, 5.00%, 10/01/25	12,353,900
		42,185,503
Principal
Amount		Value
Washington — 3.3%
$1,025,000	Benton County School District No 17 Kennewick School Improvements GO, (School Board GTY), 5.00%, 12/01/21	$1,227,940
580,000	Benton County School District No 17 Kennewick School Improvements GO, (School Board GTY), 5.00%, 12/01/23	706,730
100,000	CDP-King County III Lease King Street Center Project Refunding Revenue Bonds, (NATL-RE), 5.00%, 06/01/17	106,609
2,525,000	Clark County School District No 117 Camas Refunding GO, (School Board GTY), 5.00%, 12/01/17	2,750,457
800,000	Island County School District No 201 Oak Harbor School Improvements GO, (School Board GTY), 5.00%, 12/01/16	839,880
680,000	King County Public Transportation Sales Tax Refunding GO, 4.00%, 12/01/18	742,920
1,035,000	King County Refunding GO, 5.00%, 07/01/25	1,292,653
1,500,000	King County School District No. 414 Lake Washington GO, (School Board GTY), 5.00%, 12/01/20	1,686,090
1,180,000	Nooksack Valley School District No 506 School Improvements GO, (School Board GTY), 5.00%, 12/01/24	1,438,503
1,000,000	Pierce County School District No 403 Bethel Refunding GO, (School Board GTY), 3.00%, 06/01/16	1,015,150
10,000,000	Snohomish County School District No 201 Refunding GO (School Board GTY), 5.00%, 12/01/25	12,220,800
1,315,000	Spokane County School District No 363 West Valley Refunding GO, (School Board GTY), 5.00%, 12/01/18	1,479,428
2,000,000	State of Washington Department of Ecology Refunding COP, Series B, (AMBAC), 5.00%, 04/01/16	2,039,320
745,000	State of Washington Refunding GO, Series R-2006A (AMBAC), 5.00%, 07/01/17	745,507

117

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2015

Principal
Amount		Value
Washington (continued)
$2,000,000	State of Washington Refunding GO, Series R-2012C, 5.00%, 07/01/23	$2,409,600
9,375,000	State of Washington Senior 520 Corridor Program Highway Improvements Revenue Bonds, 5.00%, 09/01/16	9,717,094
3,250,000	State of Washington Senior 520 Corridor Program Highway Improvements Revenue Bonds, 5.00%, 09/01/19	3,699,833
1,435,000	Washington Health Care Facilities Authority Advance Refunding Revenue Bonds, Series B, 5.00%, 08/15/24	1,735,073
		45,853,587
West Virginia — 0.0%
125,000	West Virginia University Revenue Bonds, Series A, (NATL-RE), 5.50%, 04/01/17	133,833
Wisconsin — 1.2%
1,390,000	City of La Crosse Promissory Notes Public Improvements GO, Series A, 3.00%, 12/01/15	1,393,014
3,000,000	Milwaukee Redevelopment Authority Public Schools Refunding Revenue Bonds, 4.00%, 08/01/16	3,078,510
1,925,000	State of Wisconsin Public Improvements GO, Series A, 5.00%, 05/01/16	1,969,602
10,000,000	State of Wisconsin Refunding GO, Series 1, 5.00%, 05/01/16	10,231,700
		16,672,826
Total Municipal Bonds (Cost $1,318,825,171)		1,344,926,296
U.S. GOVERNMENT SECURITIES — 0.9%
U.S. Treasury Notes — 0.9%
12,500,000	0.38%, 10/31/2016	12,490,075
Total U.S. Government Securities (Cost $12,481,097)		12,490,075
Shares		Value
INVESTMENT COMPANY — 0.9%
11,452,700	SEI Daily Income Trust Government II Fund, Class A, 0.01%(e)	$11,452,700
Total Investment Company (Cost $11,452,700)		11,452,700
TOTAL INVESTMENTS — 99.6% (Cost $1,342,758,968)(a)		$1,368,869,071
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		6,174,086
NET ASSETS — 100.0%		$1,375,043,157

(a)	Cost for federal income tax purposes is $1,342,798,410 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$27,080,446
Unrealized depreciation	(1,009,785)
Net unrealized appreciation	$26,070,661

(b)	Variable rate security. Rate shown is the rate as of October 31, 2015.
(c)	These securities are pre-refunded; the date shown represents the pre-refunded date. Bonds which are pre-refunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(d)	The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at the stated maturity date.
(e)	Rate shown represents current yield at October 31, 2015.

AGM — Assured Guaranty Municipal Corp.

AMBAC — Insured by AMBAC Indemnity Corp.

BAM — Build America Mutual Assurance Co.

COP — Certificates of Participation

FGIC — Insured by Financial Guaranty Insurance Corp.

GO — General Obligations

GTY — Guaranty

NATL-RE — Insured by National Public Finance Guarantee Corp.

OID — Original Issue Discount

PSF-GTD — Permanent School Fund Guarantee

Q–SBLF — Qualified-School Bond Loan Fund

XLCA — XL Capital Insurance

118

Old Westbury Funds, Inc.
Statements of Assets and Liabilities
October 31, 2015

	LARGE CAP CORE FUND	LARGE CAP STRATEGIES FUND	SMALL & MID CAP FUND
ASSETS:
Investments, at fair value	$1,143,739,091	$14,086,478,227	$5,417,540,683
Foreign currency, at value (Cost $0, $2,878,418 and $8,452,019, respectively)	—	2,874,590	8,481,685
Cash	1,230,206	171	1,701,515
Dividends and interest receivable	2,414,114	21,183,963	5,772,557
Receivable for Fund shares sold	999,819	3,014,237	3,752,909
Receivable for investments sold	—	376,428,166	25,973,836
Unrealized appreciation on forward foreign currency exchange contracts	—	17,633,952	5,393,170
Prepaid expenses	31,666	86,567	50,022
Total Assets	1,148,414,896	14,507,699,873	5,468,666,377
LIABILITIES:
Payable to brokers for collateral	—	10,510,000	4,220,000
Payable for Fund shares redeemed	1,517,095	6,726,646	2,416,962
Payable for investments purchased	—	333,763,136	6,913,933
Unrealized depreciation on forward foreign currency exchange contracts	—	1,733,541	63,781
Deferred tax liability payable (Note 9)	—	145,571	132,127
Accrued expenses and other payables:
Investment advisory	663,525	9,446,770	3,672,195
Administration	61,850	694,223	274,301
Shareholder servicing fee	193,564	2,321,881	907,242
Custody	24,940	353,162	158,869
Directors	39	470	183
Legal and Audit	33,977	341,938	171,202
Other	27,541	261,369	126,888
Total Liabilities	2,522,531	366,298,707	19,057,683
NET ASSETS	$1,145,892,365	$14,141,401,166	$5,449,608,694
NET ASSETS consist of:
Capital paid-in	$1,045,889,342	$12,023,450,879	$4,083,049,533
Accumulated undistributed net investment income	9,899,378	92,767,985	22,476,044
Accumulated undistributed net realized gain on investments and foreign currency transactions	13,019,169	186,531,476	221,936,807
Net unrealized appreciation on investments and foreign currency transactions	77,084,476	1,838,650,826	1,122,146,310
NET ASSETS	$1,145,892,365	$14,141,401,166	$5,449,608,694
Net Asset Value, maximum offering price and redemption price per share	$13.92	$13.01	$15.86
Number of shares authorized	2,500,000,000	3,000,000,000	3,500,000,000
SHARES OF CAPITAL STOCK OUTSTANDING	82,347,051	1,087,236,588	343,611,972
INVESTMENTS, AT COST	$1,066,653,495	$12,263,235,005	$4,300,550,862

See Notes to Financial Statements.

119

Old Westbury Funds, Inc.
Statements of Assets and Liabilities - (Continued)
October 31, 2015

STRATEGIC OPPORTUNITIES FUND[a]

ASSETS:
Investments, at fair value	$7,061,254,569
Foreign currency, at value (Cost $4,748,783)	4,680,208
Cash	23,048
Segregated cash for futures contracts (Note 6)	5,243,772
Segregated cash for options written	18,770,109
Due from brokers for collateral	17,270,000
Structured option contracts, at value (premium received $654,343)	132,558,250
Dividends and interest receivable	13,068,175
Receivable for Fund shares sold	2,694,018
Receivable for investments sold	211,822,950
Unrealized appreciation on swap contracts	12,224,573
Unrealized appreciation on forward foreign currency exchange contracts	9,679,970
Prepaid expenses	71,012
Total Assets	7,489,360,654
LIABILITIES:
Payable to brokers for collateral	75,670,000
Written option contracts, at value (premium received $3,623,270)	2,528,827
Structured option contracts, at value (premium received $1,929,634)	43,771,861
Payable for Fund shares redeemed	3,064,069
Payable for investments purchased	231,898,842
Unrealized depreciation on swap contracts	16,901,160
Unrealized depreciation on forward foreign currency exchange contracts	11,775,433
Variation margin	225,928
Deferred tax liability payable (Note 9)	160,124
Accrued expenses and other payables:
Investment advisory	5,200,660
Administration	366,864
Shareholder servicing fee	1,186,615
Custody	86,954
Directors	241
Legal and Audit	509,976
Other	257,205
Total Liabilities	393,604,759
NET ASSETS	$7,095,755,895

NET ASSETS consist of:
Capital paid-in	$6,861,109,285
Accumulated undistributed net investment income	76,306,686
Accumulated undistributed net realized gain on investments, securities sold short, futures contracts, swap contracts, written options and foreign currency transactions	121,567,739
Net unrealized appreciation on investments, securities sold short, futures contracts, swap agreements, written options and foreign currency transactions	36,772,185
NET ASSETS	$7,095,755,895
Net Asset Value, maximum offering price and redemption price per share	$7.65
Number of shares authorized	3,500,000,000
SHARES OF CAPITAL STOCK OUTSTANDING	926,970,942
INVESTMENTS, AT COST	$7,108,164,437

[a]	Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements.

120

Old Westbury Funds, Inc.
Statements of Assets and Liabilities - (Continued)
October 31, 2015

	FIXED INCOME FUND	MUNICIPAL BOND FUND
ASSETS:
Investments, at fair value	$581,406,758	$1,368,869,071
Cash	42	72
Dividends and interest receivable	3,091,717	14,848,270
Receivable for Fund shares sold	53,484	646,111
Receivable for investments sold	7,985,465	—
Prepaid expenses	27,374	35,348
Total Assets	592,564,840	1,384,398,872
LIABILITIES:
Payable for Fund shares redeemed	33,527	3,913,503
Payable for investments purchased	8,978,254	4,692,889
Accrued expenses and other payables:
Investment advisory	219,996	471,051
Administration	33,119	71,724
Shareholder servicing fee	49,691	116,386
Custody	7,454	17,457
Directors	20	47
Legal and Audit	24,380	42,946
Other	14,075	29,712
Total Liabilities	9,360,516	9,355,715
NET ASSETS	$583,204,324	$1,375,043,157
NET ASSETS consist of:
Capital paid-in	$587,140,435	$1,345,867,064
Accumulated undistributed net investment income	663,511	1,689,877
Accumulated undistributed net realized gain/(loss) on investments	(7,426,952)	1,376,113
Net unrealized appreciation on investments	2,827,330	26,110,103
NET ASSETS	$583,204,324	$1,375,043,157
Net Asset Value, maximum offering price and redemption price per share	$11.19	$12.00
Number of shares authorized	2,000,000,000	2,000,000,000
SHARES OF CAPITAL STOCK OUTSTANDING	52,104,534	114,608,516
INVESTMENTS, AT COST	$578,579,428	$1,342,758,968

See Notes to Financial Statements.

121

Old Westbury Funds, Inc.
Statements of Operations
For the Year Ended October 31, 2015

	LARGE CAP CORE FUND	LARGE CAP STRATEGIES FUND	SMALL & MID CAP FUND
INVESTMENT INCOME:
Interest	$5,318	$81,060	$26,900
Dividends	23,784,618	282,595,591	100,057,825
Foreign tax withheld	(755,520)	(9,353,255)	(4,797,059)
Total investment income	23,034,416	273,323,396	95,287,666
EXPENSES:
Investment advisory fees	7,569,568	111,662,731	48,599,360
Shareholder servicing fees	2,273,162	27,446,933	11,435,144
Administration and Accounting fees	531,717	6,173,085	2,585,637
Custodian fees	789,979	4,102,310	1,943,949
Directors fees and expenses	40,282	484,288	200,988
Insurance premiums	22,452	72,582	45,537
Interest expense	—	—	4,375
Legal and Audit fees	63,546	719,290	338,149
Printing and postage fees	11,605	153,460	57,707
Registration fees	41,460	150,241	34,837
Transfer agent fees	130,142	1,426,447	602,322
Miscellaneous expenses	22,595	158,775	406,453
Total expenses	11,496,508	152,550,142	66,254,458
Expenses waived by Adviser (Note 7)	(79,057)	—	(2,785,037)
Net expenses	11,417,451	152,550,142	63,469,421
NET INVESTMENT INCOME	11,616,965	120,773,254	31,818,245
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS, NET OF FOREIGN TAXES:
Net realized gains/(loss) on:
Investments	13,033,189	149,612,260	570,831,612
Foreign capital gains tax	—	—	(134,181)
Foreign currency transactions	(93,734)	35,520,148	16,864,653
Net change in unrealized appreciation/(depreciation) on:
Investments	(47,517,274)	(92,459,828)	(465,347,206)
Foreign currency transactions	(8,518)	16,111,662	5,393,479
Foreign deferred taxes on unrealized appreciation	—	5,179,879	453,836
Net realized and change in unrealized gain (loss) on investments, foreign currency transactions, net of foreign taxes	(34,586,337)	113,964,121	128,062,193
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,969,372)	$234,737,375	$159,880,438

See Notes to Financial Statements.

122

Old Westbury Funds, Inc.
Statements of Operations - (Continued)
For the Year Ended October 31, 2015

STRATEGIC OPPORTUNITIES FUND[a]
INVESTMENT INCOME:
Interest	$92,172,341
Dividends	63,852,157
Foreign tax withheld	(1,335,249)
Total investment income	154,689,249
EXPENSES:
Investment advisory fees	67,462,064
Shareholder servicing fees	13,115,256
Administration and Accounting fees	2,989,510
Custodian fees	655,479
Directors fees and expenses	229,899
Insurance premiums	42,883
Interest expense	63,253
Legal and Audit fees	946,569
Printing and postage fees	71,503
Registration fees	151,265
Transfer agent fees	688,914
Miscellaneous expenses	373,170
Total expenses	86,789,765
Expenses waived by Adviser (Note 7)	(7,967,318)
Net expenses	78,822,447
NET INVESTMENT INCOME	75,866,802
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SECURITIES SOLD SHORT, FUTURES CONTRACTS, SWAP AGREEMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY TRANSACTIONS, NET OF FOREIGN TAXES:
Net realized gain/(loss) on:
Investments	188,834,583
Futures contracts	(5,326,100)
Swap agreements	2,745,924
Written options and structured options	(1,147,479)
Foreign currency transactions	(23,266,006)
Net change in unrealized appreciation/(depreciation) on:
Investments	(183,634,502)
Futures contracts	1,699,747
Swap agreements	(177,797)
Written options and structured options	(25,556,704)
Foreign currency transactions	(7,752,372)
Foreign deferred taxes on unrealized appreciation	(10,595)
Net realized and change in unrealized gain/(loss) on investments, securities sold short, futures contracts, swap agreements, written options, foreign currency transactions, net of foreign taxes	(53,591,301)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,275,501

[a]	Consolidated Statement of Operations.

See Notes to Financial Statements.

123

Old Westbury Funds, Inc.
Statements of Operations - (Continued)
For the Year Ended October 31, 2015

	FIXED INCOME FUND	MUNICIPAL BOND FUND
INVESTMENT INCOME:
Interest	$9,780,283	$24,850,750
Dividends	453	2,003
Total investment income	9,780,736	24,852,753
EXPENSES:
Investment advisory fees	2,591,035	5,376,348
Shareholder servicing fees	1,170,517	2,643,628
Administration and Accounting fees	284,478	611,035
Custodian fees	87,789	198,272
Directors fees and expenses	20,930	46,881
Insurance premiums	20,545	23,996
Legal and Audit fees	38,314	76,561
Printing and postage fees	8,473	13,413
Registration fees	26,986	39,855
Transfer agent fees	73,491	149,258
Miscellaneous expenses	20,994	73,556
Total expenses	4,343,552	9,252,803
Expenses waived by Shareholder Servicing Agent (Note 7)	(585,259)	(1,321,814)
Net expenses	3,758,293	7,930,989
NET INVESTMENT INCOME	6,022,443	16,921,764
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on:
Investments	1,337,614	1,455,987
Net change in unrealized appreciation (depreciation) on:
Investments	(1,044,658)	1,812,451
Net realized and change in unrealized gain on investments	292,956	3,268,438
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,315,399	$20,190,202

See Notes to Financial Statements.

124

Old Westbury Funds, Inc.
Statements of Changes in Net Assets

	LARGE CAP CORE FUND
	FOR THE YEAR ENDED OCTOBER 31, 2015	FOR THE YEAR ENDED OCTOBER 31, 2014

FROM OPERATIONS:
Net investment income	$11,616,965	$13,642,821
Net realized gain on investments and foreign currency transactions	12,939,455	46,740,778
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions, net of foreign deferred taxes	(47,525,792)	22,996,640
Net increase in net assets resulting from operations	(22,969,372)	83,380,239
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(13,732,039)	(12,895,279)
Capital gains	(44,983,869)	—
Net decrease in net assets from distributions	(58,715,908)	(12,895,279)
CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	270,970,429	206,307,392
Reinvestment of distributions	28,093,739	2,896,311
Value of capital stock redeemed	(100,859,768)	(86,173,315)
Net increase (decrease) in net assets resulting from capital stock transactions	198,204,400	123,030,388
Net increase (decrease) in net assets	116,519,120	193,515,348
NET ASSETS:
Beginning of year	1,029,373,245	835,857,897
End of year	$1,145,892,365	$1,029,373,245
Undistributed net investment income	$9,899,378	$12,108,185
CAPITAL SHARE TRANSACTIONS:
Shares sold	18,673,538	14,328,803
Shares issued as reinvestment of distributions	2,032,832	211,564
Shares redeemed	(6,977,713)	(5,980,788)
Net increase (decrease) in shares outstanding	13,728,657	8,559,579

See Notes to Financial Statements.

125

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

LARGE CAP STRATEGIES FUND		SMALL & MID CAP FUND
FOR THE YEAR ENDED OCTOBER 31, 2015	FOR THE YEAR ENDED OCTOBER 31, 2014	FOR THE YEAR ENDED OCTOBER 31, 2015	FOR THE YEAR ENDED OCTOBER 31, 2014

$120,773,254	$92,557,772	$31,818,245	$44,866,588
185,132,408	409,236,798	587,562,084	445,518,876

(71,168,287)	565,026,772	(459,499,891)	(119,121,973)
234,737,375	1,066,821,342	159,880,438	371,263,491

(92,723,523)	(66,469,461)	(48,279,762)	(51,208,459)
(324,269,763)	—	(558,353,084)	(390,542,843)

(416,993,286)	(66,469,461)	(606,632,846)	(441,751,302)

2,504,726,596	2,680,761,383	580,123,538	811,371,998
187,760,218	11,583,648	324,318,415	209,463,388
(993,415,783)	(632,528,794)	(1,393,863,779)	(1,189,215,486)

1,699,071,031	2,059,816,237	(489,421,826)	(168,380,100)
1,516,815,120	3,060,168,118	(936,174,234)	(238,867,911)

12,624,586,046	9,564,417,928	6,385,782,928	6,624,650,839
$14,141,401,166	$12,624,586,046	$5,449,608,694	$6,385,782,928
$92,767,985	$78,166,067	$22,476,044	$18,889,982

191,745,138	213,802,955	35,407,151	47,378,626
15,032,844	964,500	19,926,717	12,297,298
(75,657,222)	(49,757,017)	(85,305,805)	(69,106,376)
131,120,760	165,010,438	(29,971,937)	(9,430,452)

See Notes to Financial Statements.

126

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

	STRATEGIC OPPORTUNITIES FUND
	FOR THE YEAR ENDED OCTOBER 31, 2015[a]	FOR THE YEAR ENDED OCTOBER 31, 2014

FROM OPERATIONS:
Net investment income	$75,866,802	$63,288,569
Net realized gain on investments, securities sold short, swap agreements, futures contracts, written options, foreign capital gains tax and foreign currency transactions	161,840,922	338,284,530
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, futures contracts, written options, swap agreements, foreign currency transactions, net of foreign deferred taxes	(215,432,223)	(86,962,867)
Net increase in net assets resulting from operations	22,275,501	314,610,232
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(117,060,603)	(186,482,006)
Capital gains	(301,239,367)	(153,964,137)
Net decrease in net assets from distributions	(418,299,970)	(340,446,143)
CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	2,310,376,160	630,194,849
Reinvestment of distributions	145,499,270	102,748,773
Value of capital stock redeemed	(562,647,104)	(846,246,562)
Net increase/(decrease) in net assets resulting from capital stock transactions	1,893,228,326	(113,302,940)
Net increase/(decrease) in net assets	1,497,203,857	(139,138,851)
NET ASSETS:
Beginning of year	5,598,552,038	5,737,690,889
End of year	$7,095,755,895	$5,598,552,038
Undistributed net investment income	$76,306,686	$81,205,703
CAPITAL SHARE TRANSACTIONS:
Shares sold	297,763,432	78,391,251
Shares issued as reinvestment of distributions	19,094,392	13,105,711
Shares redeemed	(72,368,368)	(105,589,503)
Net increase/(decrease) in shares outstanding	244,489,456	(14,092,541)

[a]	Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements.

127

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

FIXED INCOME FUND		MUNICIPAL BOND FUND
FOR THE YEAR ENDED OCTOBER 31, 2015	FOR THE YEAR ENDED OCTOBER 31, 2014	FOR THE YEAR ENDED OCTOBER 31, 2015	FOR THE YEAR ENDED OCTOBER 31, 2014

$6,022,443	$5,104,101	$16,921,764	$15,474,016

1,337,614	1,371,527	1,455,987	5,448,105

(1,044,658)	(967,011)	1,812,451	4,548,828
6,315,399	5,508,617	20,190,202	25,470,949

(7,734,614)	(9,650,970)	(16,554,029)	(15,616,330)
—	(1,052,799)	(5,448,869)	(3,570,042)
(7,734,614)	(10,703,769)	(22,002,898)	(19,186,372)

153,102,338	134,848,809	356,508,102	337,937,951
3,117,561	3,689,599	5,275,133	4,017,421
(135,312,765)	(103,070,727)	(311,036,793)	(266,823,072)
20,907,134	35,467,681	50,746,442	75,132,300
19,487,919	30,272,529	48,933,746	81,416,877

563,716,405	533,443,876	1,326,109,411	1,244,692,534
$583,204,324	$563,716,405	$1,375,043,157	$1,326,109,411
$663,511	$688,399	$1,689,877	$1,322,142

13,624,788	12,002,312	29,807,851	28,291,690
278,937	328,960	442,391	337,895
(12,034,135)	(9,157,280)	(25,955,796)	(22,385,830)
1,869,590	3,173,992	4,294,446	6,243,755

See Notes to Financial Statements.

128

Old Westbury Funds, Inc.
Large Cap Core Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.00	$13.92	$11.53	$11.13	$11.48

Investment operations:
Net investment income	0.15 [a]	0.21 [a]	0.24 [a]	0.19 [a]	0.06 [a]
Net realized and unrealized gains/(losses) on investments	(0.41)	1.08	2.38	0.25	(0.35)
Total from investment operations	(0.26)	1.29	2.62	0.44	(0.29)

Distributions:
Net investment income	(0.19)	(0.21)	(0.23)	(0.04)	(0.06)
Net realized gains	(0.63)	—	—	—	—
Total distributions	(0.82)	(0.21)	(0.23)	(0.04)	(0.06)
Net asset value, end of year	$13.92	$15.00	$13.92	$11.53	$11.13
Total return	(1.7)%	9.4%	23.1%	3.9%	(2.6)%

Annualized ratios/supplemental data:
Net assets at end of year(000’s)	$1,145,892	$1,029,373	$835,858	$569,710	$511,286
Ratio of expenses to average net assets before expense waivers	1.01%	1.04%	1.06%	1.07%	1.00%[b]
Ratio of expenses to average net assets after expense waivers	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.02%	1.46%	1.91%	1.69%	0.46%
Portfolio turnover rate	43%	43%	63%	86%	72%

[a]	Calculated using the average shares method for the period.
[b]	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

129

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.20	$12.09	$9.69	$9.12	$10.11

Investment operations:
Net investment income	0.12 [a]	0.10 [a]	0.11 [a]	0.09 [a]	0.13 [a]
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.13	1.09	2.36	0.63	(1.04)
Total from investment operations	0.25	1.19	2.47	0.72	(0.91)

Distributions:
Net investment income	(0.10)	(0.08)	(0.07)	(0.15)	(0.08)
Net realized gains	(0.34)	—	—	—	—
Total distributions	(0.44)	(0.08)	(0.07)	(0.15)	(0.08)
Net asset value, end of year	$13.01	$13.20	$12.09	$9.69	$9.12
Total return	2.0%	9.9%	25.7%	8.0%	(9.1)%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$14,141,401	$12,624,586	$9,564,418	$4,145,804	$2,444,714
Ratio of expenses to average net assets before expense waivers	1.11%[b]	1.12%[b]	1.15%[b]	1.18%	1.08%
Ratio of expenses to average net assets after expense waivers	1.11%	1.12%	1.15%	1.15%	1.05%
Ratio of net investment income to average net assets	0.88%	0.82%	1.00%	0.93%	1.29%
Portfolio turnover rate	61%	51%	42%	55%	158%[c]

[a]	Calculated using the average shares method for the period.
[b]	There were no voluntary fee reductions during the period.
[c]	The significant increase in rate is due to repositioning in October 2011 to reflect change in investment strategy.

See Notes to Financial Statements.

130

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$17.09	$17.30	$14.64	$14.34	$14.78

Investment operations:
Net investment income	0.09 [a]	0.12 [a]	0.12 [a]	0.11 [a]	0.09 [a]
Net realized and unrealized gains on investments, foreign currency transactions and deferred taxes	0.40	0.83	3.61	0.95	0.14
Total from investment operations	0.49	0.95	3.73	1.06	0.23

Distributions:
Net investment income	(0.13)	(0.13)	(0.16)	(0.10)	(0.08)
Net realized gains	(1.59)	(1.03)	(0.91)	(0.66)	(0.59)
Total distributions	(1.72)	(1.16)	(1.07)	(0.76)	(0.67)
Net asset value, end of year	$15.86	$17.09	$17.30	$14.64	$14.34
Total return	2.9%	5.7%	26.8%	8.0%	1.3%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$5,449,609	$6,385,783	$6,624,651	$4,876,907	$4,737,627
Ratio of expenses to average net assets before expense waivers	1.16%[b]	1.15%[b]	1.16%[b]	1.17%[b]	1.18%[b]
Ratio of expenses to average net assets after expense waivers	1.11%	1.11%	1.11%	1.11%	1.11%
Ratio of net investment income to average net assets	0.56%	0.67%	0.73%	0.78%	0.62%
Portfolio turnover rate	50%	38%	31%	28%	37%

[a]	Calculated using the average shares method for the period.
[b]	When counterparties post cash collateral with respect to various derivative transactions, the Fund invests the collateral and receives interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statement of Operations and expense ratio.

See Notes to Financial Statements.

131

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2015[a]	2014	2013	2012	2011
Net asset value, beginning of year	$8.20	$8.24	$7.51	$7.23	$7.99

Investment operations:
Net investment income	0.09 [b]	0.09 [b]	0.15 [b]	0.22 [b]	0.32 [b]
Net realized and unrealized gains/(losses) on investments, securities sold short, futures contracts, swap agreements, written options, foreign currency transactions and deferred taxes	(0.02)	0.36	0.76	0.41	(0.48)
Total from investment operations	0.07	0.45	0.91	0.63	(0.16)

Distributions:
Net investment income	(0.17)	(0.27)	(0.18)	(0.35)	(0.60)
Net realized gains	(0.45)	(0.22)	—	—	—
Total distributions	(0.62)	(0.49)	(0.18)	(0.35)	(0.60)
Net asset value, end of year	$7.65	$8.20	$8.24	$7.51	$7.23
Total return	0.9%	5.9%	12.3%	9.4%	(2.4)%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$7,095,756	$5,598,552	$5,737,691	$7,023,142	$4,383,994
Ratio of expenses to average net assets before expense waivers	1.32%[c]	1.32%[c]	1.32%[c]	1.35%[c]	1.36%[c]
Ratio of expenses to average net assets after expense waivers	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	1.16%	1.14%	1.97%	3.09%	4.07%
Portfolio turnover rate	70%	82%	61%	122%	84%

[a]	Consolidated Financial Highlights.
[b]	Calculated using the average shares method for the period.
[c]	When counterparties post cash collateral with respect to various derivative transactions, the Fund invests the collateral and receives interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statement of Operations and expense ratio.

See Notes to Financial Statements.

132

Old Westbury Funds, Inc.
Fixed Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.22	$11.34	$11.66	$11.80	$11.94

Investment operations:
Net investment income	0.12 [a]	0.11 [a]	0.14 [a]	0.20 [a]	0.27 [a]
Net realized and unrealized gains/(losses) on investments	0.00 [b]	(0.01)	(0.18)	0.20	(0.06)
Total from investment operations	0.12	0.10	(0.04)	0.40	0.21

Distributions:
Net investment income	(0.15)	(0.20)	(0.22)	(0.28)	(0.32)
Net realized gains	—	(0.02)	(0.06)	(0.26)	(0.03)
Total distributions	(0.15)	(0.22)	(0.28)	(0.54)	(0.35)
Net asset value, end of year	$11.19	$11.22	$11.34	$11.66	$11.80
Total return	1.1%	0.9%	(0.3)%	3.5%	1.9%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$583,204	$563,716	$533,444	$491,311	$457,065
Ratio of expenses to average net assets before expense waivers	0.74%	0.75%	0.75%	0.76%	0.76%
Ratio of expenses to average net assets after expense waivers	0.64%	0.65%	0.65%	0.66%	0.66%
Ratio of net investment income to average net assets	1.03%	0.94%	1.26%	1.69%	2.29%
Portfolio turnover rate	67%	65%	78%	64%	76%

[a]	Calculated using the average shares method for the period.
[b]	Amount is less than $0.005 per share.

See Notes to Financial Statements.

133

Old Westbury Funds, Inc.
Municipal Bond Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.02	$11.96	$12.33	$11.96	$12.19

Investment operations:
Net investment income	0.15 [a]	0.14 [a]	0.17 [a]	0.19 [a]	0.21 [a]
Net realized and unrealized gains/(losses) on investments	0.03	0.10	(0.25)	0.40	(0.16)
Total from investment operations	0.18	0.24	(0.08)	0.59	0.05

Distributions:
Net investment income	(0.15)	(0.15)	(0.17)	(0.19)	(0.22)
Net realized gains	(0.05)	(0.03)	(0.12)	(0.03)	(0.06)
Total distributions	(0.20)	(0.18)	(0.29)	(0.22)	(0.28)
Net asset value, end of year	$12.00	$12.02	$11.96	$12.33	$11.96
Total return	1.5%	2.0%	(0.7)%	5.0%	0.5%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$1,375,043	$1,326,109	$1,244,693	$1,098,750	$936,056
Ratio of expenses to average net assets before expense waivers	0.70%	0.70%	0.71%	0.73%	0.73%
Ratio of expenses to average net assets after expense waivers	0.60%	0.60%	0.61%	0.63%	0.63%
Ratio of net investment income to average net assets	1.28%	1.20%	1.38%	1.55%	1.79%
Portfolio turnover rate	31%	55%	51%	34%	64%

[a]	Calculated using the average shares method for the period.

See Notes to Financial Statements.

134

Old Westbury Funds, Inc.
Notes To Financial Statements
October 31, 2015

1.	Organization:

Old Westbury Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on August 26, 1993 and commenced operations on October 22, 1993. The Corporation is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation’s Articles of Restatement, as amended, permit the Corporation’s Board of Directors (the “Board”) to create an unlimited number of series, each with one or more separate classes of shares. At October 31, 2015, the Corporation consisted of six separate investment portfolios (each series individually referred to as a “Fund” and collectively as the “Funds”) shown below:

Fund Name	Investment Objective
Old Westbury Large Cap Core Fund (“Large Cap Core Fund”)	Long-term capital appreciation.
Old Westbury Large Cap Strategies Fund (“Large Cap Strategies Fund”)	Long-term capital appreciation.
Old Westbury Small & Mid Cap Fund (“Small & Mid Cap Fund”)	Long-term capital appreciation.
Old Westbury Strategic Opportunities Fund (“Strategic Opportunities Fund”)	Long-term capital appreciation.
Old Westbury Fixed Income Fund (“Fixed Income Fund”)	Total return (consisting of current income and capital appreciation).
Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)	Total return (consisting of current income that is exempt from regular federal income tax and capital appreciation).

The Corporation has authorized a total of 20 billion shares of common stock (par value $0.001 per share).

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties for the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation. However, based on experience, the Corporation expects the risk of loss to be remote.

2.	Basis for Consolidation for the Strategic Opportunities Fund:

The consolidated financial statements of the Strategic Opportunities Fund include the financial results of its wholly-owned subsidiary (organized under the laws of the Cayman Islands), OWF Strategic Opportunities Fund, Ltd. (the “Subsidiary”). All material intercompany accounts and transactions have been eliminated. The Subsidiary commenced operations on May 1, 2015. The Strategic Opportunities Fund commenced reporting on a consolidated basis as of such commencement date. The Subsidiary is a commodity pool, as defined in the regulations of the Commodity Futures Trade Commission (the “CFTC”), and is operated by Bessemer Investment Management LLC (“BIM”)(“Adviser”), a commodity pool operator registered with the CFTC effective January 1, 2013. The Strategic Opportunities Fund seeks to gain exposure to commodities through direct investments in commodities-related instruments, derivatives and other investments and through investments in the Subsidiary. The Subsidiary has the same investment goal as the Strategic Opportunities Fund. The Subsidiary pursues its investment goal by investing in commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Strategic Opportunities Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Strategic Opportunities Fund. The portion of the Strategic Opportunities Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial. To the extent of the Strategic Opportunities Fund’s investment through the Subsidiary, it will be subject to the risks associated with the derivatives and other instruments in which the Subsidiary invests. As of October 31, 2015, the Subsidiary represented $92,155,783 or 1.30% of the Strategic Opportunities Fund’s net assets.

3.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

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The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants such as the Corporation.

In August 2014, FASB issued Accounting Standards Update (“ASU”) No. 2014-15, “Presentation of Financial Statements – Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.” Under GAAP, a reporting entity’s continued existence is the basis for preparing financial statements as a going concern (commonly referred to as the going concern basis of accounting) unless and until the entity’s liquidation becomes imminent. This ASU provides guidance in GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related disclosures in the entity’s financial statements. The ASU becomes effective for all entities for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

A. Valuation of Investments. Readily marketable equity securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined, and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) and, if no NOCP is available, then at the last reported sales price. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the securities are valued using a broker-dealer quote or an approved pricing service. Equity securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable equity securities traded in the over-the-counter market (“OTC”), including listed securities whose primary market is believed by BIM, or a sub-adviser, as applicable, to be over-the-counter, are valued at the mean of the latest bid and asked prices using a broker-dealer or an approved pricing service.

Shares of open-end investment companies are valued at the latest net asset value (“NAV”) reported by the investment company. Shares of investment companies that are traded intra-day on an exchange (e.g., exchange traded funds) will be valued at the last sale price as reflected at the close of the regular trading session of such exchange.

Debt instruments are valued on the basis of prices obtained from a broker-dealer or an approved pricing service.

Foreign securities generally are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trade activity, the securities will be valued at the mean of the latest bid/ask quotations. As described below, this value is then converted into its U.S. dollar equivalent using the daily rate of exchange at the time of a Fund’s NAV calculation (normally 4:00 p.m. Eastern Time).

Forward currency contracts are valued at the mean between the bid and the asked prices. Quotations are available for regularly scheduled settlement dates such as on a 1-,2-,3-,4-,5-,6-,9-, and 12-month basis. Over-the-counter derivatives, such as swaps and non-exchange traded options and futures are valued on the basis of counterparty valuation quotations or dealer quotations, subject to review by BIM, or a sub-adviser with BIM’s oversight where appropriate. An approved pricing service may also be used to price these instruments. Exchange-traded swaps, options and futures contracts and options thereon are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. Repurchase agreements are valued at the original cost. Contracts for long puts and calls are valued at the bid price and short puts and calls are valued at the offering price of a broker-dealer or an exchange. Generally, options, rights/warrants and other “when-issued” securities follow the same pricing methods as equity securities.

Securities and other investments for which market quotations are not readily available are valued under the general supervision and responsibility of the Board and pursuant to policies and procedures established by the Board, which are designed to reflect, in good faith, the fair value of such investments. A market quotation is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities that may be subject to fair valuation include, but are not limited to: (1) securities in which trading has been halted pending further news; (2) illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities; (4) securities that may have defaulted or de-listed from an exchange and are no longer trading; (5) any other security for which the Funds’ Pricing Committee, with input from the Adviser or sub-advisers, as applicable, believes that the last trading price does not represent a reliable current price; or (6) other investments, including derivatives for which readily available market quotations are not generally available.

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In addition, a Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund’s share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those relating to a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant market fluctuations. There is no single standard for determining the fair value of a security or investment, but, rather, several factors are considered including an evaluation of the forces that influence the market in which the security or investment is purchased or sold, in determining whether a market price is readily available and, if not, the security’s or other investment’s fair value.

In light of the judgment involved in fair value decisions, there can be no assurances that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

In the event of a change in the S&P 500 Index that is greater than predetermined levels approved by the Board, the Funds will utilize an approved pricing service that has been designated to determine fair value to price securities traded on any overseas exchange. Pricing Service Vendors base their valuations on a number of factors, including, but not limited to, actual transaction data, benchmark yields, market bids, market offers, quotations from dealers, credit risk spreads, interest rate spreads, proprietary pricing models, cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements, specific deal information and other relationships observed in markets of comparable securities. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold. Such fair valuations are categorized as Level 2 in the fair value hierarchy. Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy. The Large Cap Core Fund, Large Cap Strategies Fund, Small & Mid Cap Fund and the Strategic Opportunities Fund utilized a systematic fair valuation model provided by an independent third-party vendor to fair value certain securities 36 days during the year ended October 31, 2015. As a result on days when the index change exceeds predetermined levels, certain securities held by the Funds were transferred from Level 1 into Level 2. On any subsequent day when such index level is not exceeded, certain securities held by the Funds were transferred from Level 2 back into Level 1. As of October 31, 2015, foreign securities were not fair valued as the change in the S&P 500 Index did not exceed the Funds’ predetermined level. There were no other transfers between Level 1 and Level 2 during the year ended October 31, 2015.

The fair value of investments is determined in accordance with the valuation policies and procedures approved by the Board. The Funds’ Pricing Committee established by the Board (the “Pricing Committee”) reviews pricing methodologies on at least a quarterly basis. The Pricing Committee is responsible for (i) establishing valuation processes and (ii) determining the fair value of the Funds’ holdings for which price quotations are not readily available, unreliable or for which an approved valuation method is deemed not to represent fair value. These investments are either categorized as Level 2 or 3 depending on the observability of the inputs used. The Pricing Committee may consider one or more factors in determining an investment’s fair value. The factors to be taken into account, to the extent relevant, typically include, but are not limited to: fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition of the investments, an evaluation of the forces that influence the market in which the investments are purchased or sold, the type of investment, financial statements and company filings, lack of marketability, the cost at date of purchase, good faith recommendation of BIM or a sub-adviser, as applicable, and any other relevant matters. When the fair valuation of investments use significant unobservable inputs, such investments will be categorized as Level 3 in the fair value hierarchy.

The significant unobservable inputs used in fair value measurement of the Funds’ Level 3 investments may include, where applicable: (i) an estimation of a normalized earnings level or projected cash flows for the company; (ii) the discounts applied to the last available price of the investment or a selection of comparable investments due to the lack of marketability of the investment; (iii) values or bid offers by dealers or other third parties; and (iv) the value associated with the latest round of financing. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

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The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to investments categorized within Level 3 in the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors including back testing of trigger related fair value prices, a regular review of key inputs and assumptions, reviews of missing and stale prices and price variance analysis, including investigation of unusual or unexpected pricing changes and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reviewed and approved by the Funds’ Board.

B. Security Transactions and Related Investment Income. Security transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Funds are informed of the dividends. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis and includes where applicable, the amortization of premiums and accretion of discounts.

C. Payment-In-Kind Securities. The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the year ended October 31, 2015, there were no in-kind payments received by the Funds with respect to PIK securities.

D. Foreign Currency Transactions. The books and records of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates as of the date of the Statements of Assets and Liabilities. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) on investments, securities sold short, swap agreements, futures contracts and written options in the Statements of Operations.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies, including the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

E. Securities Sold Short. The Funds may sell securities short. A short sale is a transaction in which a Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. A Fund is obligated to replace the borrowed securities at their market price at the time of settlement. A Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by a Fund involve certain risks and special considerations.

The Funds may not always be able to close out a short position on favorable terms. Short sales involve the risk that a Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by a Fund). In contrast, the risk of loss from a long position is limited to a Fund’s investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage which may lead to higher volatility of a Fund’s NAV or greater losses for a Fund. To mitigate leverage risk, a Fund will always hold liquid assets (including its long positions) at least equal to its short position exposure, marked-to-market daily.

F. Collectibles. The Strategic Opportunities Fund may invest in collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading

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for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have representative market valuations available. The Strategic Opportunities Fund does not currently intend to invest more than 5% of its total assets in collectibles. As of October 31, 2015, the Strategic Opportunities Fund held no collectibles.

G. Commodities. In order to gain exposure to the commodities markets, the Strategic Opportunities Fund, directly or through its Subsidiary, may invest in commodities-related instruments, derivatives and other investments. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Strategic Opportunities Fund and its Subsidiary’s investments to greater volatility than investments in traditional securities.

H. Inflation-Protected Securities. The Funds may invest in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

I. When-Issued and Delayed Delivery Securities. The Funds may purchase or sell securities that they are entitled to receive on a when-issued basis. The Funds may also purchase or sell securities on a delayed delivery basis. When-issued and delayed delivery securities involve risk that the security a Fund buys will lose value prior to its delivery. There is also a risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

J. Loan Participations and Assignments. The Strategic Opportunities Fund and Fixed Income Fund may invest in fixed or floating rate loans to U.S. companies, foreign entities, and U.S. subsidiaries of foreign entities made by one or more financial institutions. The rate of interest on a fixed-rate loan is generally a set amount. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London InterBank Offered Rate, the Certificate of Deposit Rate of a designated U.S. bank, the prime rate of a designated U.S. bank, the Federal Funds rate, or another base lending rate used by commercial lenders. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. A Fund may invest in loans that are investment grade, below investment grade (“junk”), or not rated by any nationally recognized statistical ratings organization. Loans that are rated lower than investment grade typically entail default and other risks greater than those associated with higher-rated loans. Generally, the lower the rating category, the riskier the investment. Typically, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Currently, the Strategic Opportunities Fund intends to invest in loans that are below investment grade and, to a lesser extent, unrated loans. The Strategic Opportunities Fund’s investments in loans are expected in most instances to be in the form of assignments. Generally, when a Fund purchases an assignment of a loan from a lender, it will step into the position of the lender and acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain obligations may be restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a loan is by purchasing a participation of interest and not an assignment. A Fund may have difficulty disposing of assignments and participation interests given these limitations and other factors.

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K. Credit Enhancements. Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; and third party insurance (i.e., AMBAC and FGIC). The value of the obligations may be affected by changes in credit worthiness of the entities that provide any supporting letters of credit or other credit enhancements. The value of the obligations also will be affected by the exhaustion, termination or expiration of any credit enhancement.

L. Restricted and Illiquid Securities. The Funds may purchase securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at times advantageous to the Funds. Each Fund intends to limit the purchase of securities which have not been determined by BIM to be liquid, together with other securities considered to be illiquid, including repurchase agreements providing for settlement in more than seven days after notice, to not more than 15% of its net assets.

M. Distributions to Shareholders. Distributions from net investment income, if any, generally are declared and paid quarterly for the Fixed Income Fund and Municipal Bond Fund and at least annually for the Large Cap Core Fund, Large Cap Strategies Fund, Small & Mid Cap Fund and Strategic Opportunities Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

N. Expenses. Expenses that are directly related to one of the Funds are charged directly to that Fund on an accrual basis. Other operating expenses of the Corporation are prorated to each Fund on an accrual basis utilizing relative net assets or another reasonable basis.

4.	Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by a Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; changes or perceived changes in economic conditions; overall market changes; local, regional or global political, social or economic events or instability; and currency and interest rate and price fluctuations. Since 2008, the U.S. government has implemented various measures designed to stabilize the U.S. economy and support U.S. economic recovery, including by keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. government or its agencies and instrumentalities on the open market (“quantitative easing”). The Board of Governors of the Federal Reserve System has recently ended this quantitative easing and, to the extent it raises the federal funds rate, there is a risk that interest rates across the U.S. financial markets will rise suddenly and significantly, thereby exposing fixed income and related markets to heightened volatility and reduced liquidity. Such market events may cause a Fund to experience losses and/or high redemption requests, which may result in increased transactions costs and lower a Fund’s performance. Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of a Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose a Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The Funds’ Adviser and sub-advisers, as applicable, review the creditworthiness of counterparties that they believe entail material credit risk in relation to the investment policies of a Fund. The extent of a Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally represented by their value recorded in the Fund’s Statements of Assets and Liabilities.

5.	Fair Value Measurements:

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●       Level 1 - quoted prices in active markets for identical securities.

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●       Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit ratings, etc.).

●       Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Funds’ investments as of October 31, 2015 is as follows:

	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs(d)	Total
Investments in Securities Assets:
Large Cap Core Fund
Equity Securities(b)	$1,084,742,092	(a)	$—		$—	$1,084,742,092
Investment Company	58,996,999		—		—	58,996,999
Total	$1,143,739,091		$—		$—	$1,143,739,091

Large Cap Strategies Fund
Equity Securities:(b)	$11,475,947,734	(a)	$95,011,278	(e)	$—	$11,570,959,012
Exchange Traded Funds	1,878,774,320	(a)	—		—	1,878,774,320
U.S. Government Agencies	—		158,693,595		—	158,693,595
Investment Company	478,051,300		—		—	478,051,300
Other Financial Instruments - Assets*
Foreign currency exchange contracts	—		17,633,952		—	17,633,952
Other Financial Instruments - Liabilities*
Foreign currency exchange contracts	—		(1,733,541)		—	(1,733,541)
Total	$13,832,773,354		$269,605,284		$—	$14,102,378,638

Small & Mid Cap Fund
Equity Securities:(b)
Australia	$86,280,678		$161,340		$43,040	$86,485,058
Austria	11,516,731		—		—	11,516,731
Bahamas	86,494		—		—	86,494
Belgium	30,744,413		—		—	30,744,413
Bermuda	58,273,812		—		—	58,273,812
Brazil	25,011,216		—		57,744	25,068,960
Cambodia	295,203		—		—	295,203
Canada	97,842,164		9		—	97,842,173
Cayman Islands	65,005		—		—	65,005
Chile	2,166,198		—		—	2,166,198
China	54,852,305		828,857		387,892	56,069,054
Denmark	34,748,652		—		—	34,748,652
Faeroe Islands	250,464		—		—	250,464
Finland	26,764,088		—		1,024	26,765,112
France	145,648,464		—		—	145,648,464
Georgia	113,153		—		—	113,153
Germany	161,451,569		—		—	161,451,569
Gibraltar	176,695		—		—	176,695
Greece	2,578,588		—		—	2,578,588
Guernsey	3,804		—		—	3,804
Hong Kong	59,631,197		21,573		1,391,937	61,044,707
Hungary	63,650		—		—	63,650
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	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(d)	Total
India	$70,420,065	$—	$86,100	$70,506,165
Indonesia	19,039,176	—	3,562	19,042,738
Ireland	41,193,737	—	—	41,193,737
Israel	94,618,442	—	—	94,618,442
Italy	47,152,395	—	—	47,152,395
Japan	455,455,130	—	—	455,455,130
Jersey Channel Islands	1,507,351	—	—	1,507,351
Luxembourg	11,668,133	1,733,875	—	13,402,008
Malaysia	23,964,252	—	—	23,964,252
Malta	723,441	—	—	723,441
Martinique	146,569	—	—	146,569
Mexico	23,154,858	480,098	—	23,634,956
Mongolia	8,889	—	—	8,889
Netherlands	42,150,729	—	—	42,150,729
New Zealand	24,572,502	—	—	24,572,502
Norway	4,306,123	—	—	4,306,123
Peru	3,042,246	—	—	3,042,246
Philippines	11,065,199	—	—	11,065,199
Poland	4,085,774	—	—	4,085,774
Portugal	4,258,503	—	—	4,258,503
Qatar	317,502	—	—	317,502
Singapore	72,053,073	—	94,290	72,147,363
South Africa	28,592,377	—	460	28,592,837
South Korea	50,860,972	—	—	50,860,972
Spain	47,695,204	109,212	—	47,804,416
Sweden	43,067,541	—	—	43,067,541
Switzerland	78,475,845	—	—	78,475,845
Taiwan	37,859,316	—	121,889	37,981,205
Thailand	26,042	12,986,241	—	13,012,283
Turkey	2,943,677	—	—	2,943,677
Ukraine	159,233	—	—	159,233
United Arab Emirates	4,078,056	—	—	4,078,056
United Kingdom	321,926,515	—	1,101,296	323,027,811
United States	2,724,217,554	—	—	2,724,217,554
Total Equities	$5,093,370,964	$16,321,205	$3,289,234	$5,112,981,403
Exchange Traded Funds	225,694,852	—	—	225,694,852
Investment Company	5,687,300	—	—	5,687,300
Rights/Warrants
Australia	—	5	—	5
France	31,557			31,557
Hong Kong	4,250	560	—	4,810
Malaysia	70,320	—	—	70,320
South Korea	—	25,418	—	25,418
Spain	13,805	—	—	13,805
Thailand	2,308			2,308
Total Rights/Warrants	$122,240	$25,983	$—	$148,223
U.S. Government Agencies	—	30,499,307	—	30,499,307
Cash Sweep	42,529,598	—	—	42,529,598
142

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2015

	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs(d)		Total
Other financial instruments - Assets*:
Foreign currency exchange contracts	$—		$5,389,352		$—		$5,389,352
Other financial instruments -Liabilities*:
Foreign currency exchange contracts	—		(58,985)		—		(58,985)
Total	$5,367,404,954		$52,176,862		$3,289,234		$5,422,871,050

Strategic Opportunities Fund
Equity Securities:(b)
Australia	$2,122,411		$—		$—		$2,122,411
Belgium	3,917,697		—		—		3,917,697
Bermuda	33,107,032		—		—		33,107,032
Brazil	743,480		—		—		743,480
Canada.	9,606,206		—		—		9,606,206
China	11,923,525		—		—		11,923,525
Egypt	620,356		—		—		620,356
Finland	4,047,291		—		—		4,047,291
France	4,357,807		—		—		4,357,807
Germany	13,828,313		—		—		13,828,313
Guernsey	1,394,474		—		—		1,394,474
Hong Kong	36,696,335		—		88,906		36,785,241
India	1,670,718		—		—		1,670,718
Ireland	6,114,954		—		—		6,114,954
Israel	530,511		—		—		530,511
Japan	92,979,592		—		—		92,979,592
Malaysia	12,490,074		—		—		12,490,074
Mexico	1,147,835		—		—		1,147,835
Monaco	1,260,640		—		—		1,260,640
Netherlands	13,010,332		—		—		13,010,332
New Zealand	240,302		—		—		240,302
Norway	1,958,361		—		—		1,958,361
Pakistan	2,627,150		—		—		2,627,150
Puerto Rico	1,105,601		—		—		1,105,601
Singapore	11,184,407		—		—		11,184,407
South Africa	491,889		—		—		491,889
South Korea	19,416,943		—		—		19,416,943
Spain	6,311,253		—		—		6,311,253
Switzerland	15,372,066		—		—		15,372,066
Taiwan	17,439,439		—		—		17,439,439
Thailand	—		744,465		—		744,465
Turkey	1,108,882		—		—		1,108,882
United Kingdom	21,325,665		—		—		21,325,665
United States	721,471,162		—		258,750		721,729,912
Total Equities	$1,071,622,703		$744,465		$347,656		$1,072,714,824
Closed-End Funds	$467,823,132	(a)	$—		$—		$467,823,132
Exchange Traded Funds	120,054,372	(a)	—		—		120,054,372
Preferred Stock	10,274,465	(a)	—		—		10,274,465
Bank Loans	—		7,980,000	(a)	—		7,980,000
Corporate Bonds	—		555,337,474	(a)	3,332,512	(c)	558,669,986
Government Bonds	—		228,111,993	(a)	—		228,111,993
Asset-Backed Securities	—		566,049,956	(a)	29,001,400	(f)	595,051,356
143

Old Westbury Funds, Inc.
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October 31, 2015

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs(d)	Total
Non-Agency Mortgage-Backed Securities	$—	$678,691,600	(a)	$—	$678,691,600
U.S. Government Agencies	—	3,169,867,583		—	3,169,867,583
Cash Sweep	147,142,081	—		—	147,142,081
Other financial instruments - Assets*:
Commodity contracts	2,717,144	135,630		—	2,852,774
Equity contracts	3,376,000	120,498,067		—	123,874,067
Foreign exchange currency contracts	—	33,829,096		—	33,829,096

Other financial instruments - Liabilities*:
Commodity contracts	(3,664,351)	(4,149,355)		—	(7,813,706)
Equity contracts	(72,085)	(46,924,030)		—	(46,996,115)
Interest rate contracts		(4,092,260)		—	(4,092,260)
Foreign exchange currency contracts	—	(17,282,809)		—	(17,282,809)
Total	$1,819,273,461	$5,288,797,410		$32,681,568	$7,140,752,439

Fixed Income Fund
Corporate Bonds	$—	$242,010,586	(a)	$—	$242,010,586
Asset-Backed Securities	—	40,108,789	(a)	—	40,108,789
Municipal Bonds	—	23,057,395	(a)	—	23,057,395
Collateralized Mortgage Obligations	—	2,175,377	(a)		2,175,377
U.S. Government Agencies	—	30,994,399		—	30,994,399
U.S. Government Securities	—	238,166,588		—	238,166,588
Government Bonds	—	1,940,872	(a)	—	1,940,872
Investment Company	2,952,752	—		—	2,952,752
Total	$2,952,752	$578,454,006		$—	$581,406,758

Municipal Bond Fund
Municipal Bonds	$—	$1,344,926,296	(a)	$—	$1,344,926,296
U.S. Government Securities	—	12,490,075		—	12,490,075
Investment Company	11,452,700	—		—	11,452,700
Total	$11,452,700	$1,357,416,371		$—	$1,368,869,071

(a)	The breakdown of the Fund’s investments into major categories or countries is disclosed in the respective Fund’s Portfolio of Investments and in footnote 6 for derivatives.
(b)	At October 31, 2015, the change in the S&P 500 Index did not exceed the Funds’ predetermined level (see footnote 3.A) and no transfers between levels occurred for the Funds for this reason. Certain investments for reasons other than exceeding the predetermined level for the Small & Mid Cap Fund were transferred into Level 2 from Level 1 in the amount of $700,035, and out of Level 2 into Level 1 in the amount of $856,637.
(c)	Represents securities as disclosed in the Bermuda, Hong Kong and the United States sections of the Fund’s Portfolio of Investments.
(d)	The Small & Mid Cap Fund and Strategic Opportunities Fund held certain investments categorized as Level 3 that had a combined fair value as well as a change in NAV less than 1% of NAV for the respective Fund for the year ended October 31, 2015. There were transfers into Level 3 of $3,887,364 and out of Level 3 in the amount of $721,411 for the Small & Mid Cap Fund. In addition, there were no significant purchases and sales during the period. As of October 31, 2015, the percentage of NAV was 0.06% and 0.46% for the Small & Mid Cap Fund and Strategic Opportunities Fund, respectively.
(e)	Represents securities as disclosed in the Thailand section of the Fund’s Portfolio of Investments.
(f)	Represents securities as disclosed in the United States section of the Fund’s Portfolio of Investments.

* Other financial instruments are exchange traded options and futures (Level 1), over-the-counter options (Level 2), forwards (Level 2) and swaps (Level 2). Futures, forwards and swaps are valued at the unrealized appreciation/(depreciation) on the instrument and options are shown at market value.

The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the period.

144

Old Westbury Funds, Inc.
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October 31, 2015

6.	Derivative Instruments:

The Funds engage in various portfolio investment strategies utilizing derivatives both to increase the return of the Funds and/or to economically hedge, or protect, their exposure to, for example, interest rate movements, movements in the securities or commodities markets and currency value fluctuations. Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss. Losses may arise if the value of the contract decreases due to, among other potentially adverse events, an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives.

The primary difference in risks associated with over-the-counter contracts and exchange-traded contracts is credit and liquidity risks. Over-the-counter contracts, as bilateral arrangements, contain credit risk from various counterparties for any unrealized gains for the duration of the contract. The credit risk related to exchange-traded contracts is minimal because the exchanges ensure that their contracts are always honored. The Funds may mitigate counterparty risk on derivatives through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $1,000,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The Funds’ maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate net unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For over-the-counter purchased options, the Funds bear the risk of loss in the amount of the premiums paid and positive change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate or require full collateralization of derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to post additional collateral or accelerate payment of any net liability owed to the counterparty. There were no trigger events during the year ended October 31, 2015.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as due from brokers for collateral and payable to brokers for collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

When counterparties post cash collateral with respect to various derivative transactions, a Fund invests the collateral and receives interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in a Fund’s overall expenses on the Statements of Operations and expense ratio in the Financial Highlights.

As of October 31, 2015, the Funds had transactions subject to enforceable master netting arrangements (“MNA”). For reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

145

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2015

Large Cap Strategies Fund

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset (b)	Non-Cash Collateral Received(c)	Cash Collateral Received(c)	Net Amount of Derivative Assets (e)

Bank of New York Mellon Corp.	$10,765,208	$(1,733,541)	$—	$(9,031,667)	$—
Citibank, N.A.	6,868,744	—	(6,868,744)	—	—
Total	$17,633,952

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset (b)	Non-Cash Collateral Pledged (c)	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities(d)

Bank of New York Mellon Corp.	$1,733,541	$(1,733,541)	$—		$—
Total	$1,733,541

Small & Mid Cap Fund

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset (b)	Non-Cash Collateral Received(c)	Cash Collateral Received(c)	Net Amount of Derivative Assets (e)

Bank of New York Mellon Corp.	$2,216,453	$—	$—	$(2,216,453)	$—
Barclays Bank Plc	75,305	—	—	(75,305)	—
Citibank N.A.	2,108,338	(58,985)	(2,048,353)	—	—
JPMorgan Chase Bank N.A.	989,256	—	—	(989,256)	—
Derivatives not subject to a MNA or similar agreement (a)	3,818	—	—	—	3,818
Total	$5,393,170

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset (b)	Non-Cash Collateral Pledged(c)	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)

Citbank N.A.	$58,985	$(58,985)	$—	$—	$—
Derivatives not subject to a MNA or similar agreement (a)	4,796	—	—	—	4,796
Total	$63,781

146

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2015

Strategic Opportunities Fund

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset (b)	Non-Cash Collateral Received(c)	Cash Collateral Received(c)	Net Amount of Derivative Assets (e)

Barclays Bank Plc	$4,508,981	$(478,275)	$—	$(4,030,706)	$—
Bank of America N.A.	18,960,920	(9,063,213)	—	(5,490,000)	4,407,707
BNP Paribus Group	7,544,422	(7,544,422)	—	—	—
Citibank N.A.	7,044,537	(6,067,388)	(642,510)	—	334,639
Cargill Inc.	135,630	(135,630)	—	—	—
Credit Suisse International	26,095,874	(3,508,068)	—	(22,587,806)	—
Goldman Sachs Group, Inc.	32,168,450	(14,765,043)	(16,869,097)	—	534,310
JPMorgan Chase Bank, N.A.	54,746,429	(15,903,495)	—	(38,842,934)	—
UBS AG	618,208	(618,208)	—	—	—
Derivatives not subject to a MNA or similar agreement (a)	7,512,519	—	—	—	7,512,519
Total	$159,335,970

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset (b)	Non-Cash Collateral Pledged (c)	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities (d)

Barclays Bank Plc	$478,275	$(478,275)	$—	$—	$—
Bank of America N.A.	9,063,213	(9,063,213)	—	—	—
Bank of New York Mellon Corp.	168,167	—	—	—	168,167
BNP Paribus Group	9,828,225	(7,544,422)	—	(2,283,803)	—
Citibank N.A.	6,067,388	(6,067,388)	—	—	—
Cargill Inc.	4,110,418	(135,630)	—	(3,510,000)	464,788
Credit Suisse International	3,508,068	(3,508,068)	—	—	—
Goldman Sachs Group, Inc.	14,765,043	(14,765,043)	—	—	—
JPMorgan Chase Bank, N.A.	15,903,495	(15,903,495)	—	—	—
Macquarie Bank Limited	38,937	—	—	—	38,397
UBS AG	7,546,901	(618,208)	—	(6,630,000)	298,693
Derivatives not subject to a MNA or similar agreement (a)	3,725,079	—	—	—	3,725,079
Total	$75,203,209

(a)	Includes derivatives (futures, exchange traded options and certain forward foreign currency exchange contracts) which are not subject to a MNA, or another similar arrangement.

(b)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

(c)	Excess of collateral received from/payable to the individual counterparty is not shown for financial reporting purposes.

(d)	Represents the net amount payable to counterparty in the event of default.

(e)	Represents the net amount receivable from counterparty in the event of default.

The Funds are subject to, among other risks, interest rate risk, equity price risk, commodity risk and foreign currency exchange risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

147

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2015

For open derivative instruments, please see the respective Fund’s Portfolio of Investments or details below:

	Fair Values of Derivative Instruments as of October 31, 2015
	Derivative Assets		Derivative Liabilities
Large Cap Strategies Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Foreign Currency Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	$17,633,952	Unrealized depreciation on forward foreign currency exchange contracts	$1,733,541
Total		$17,633,952		$1,733,541

Small & Mid Cap Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Foreign Currency Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	$5,393,170	Unrealized depreciation on forward foreign currency exchange contracts	$63,781
Total		$5,393,170		$63,781

Strategic Opportunities Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value

Commodity risk	Investments, at value (purchased options)	$1,497,177	Written option contracts, at value	$2,456,742
	Unrealized appreciation on swap contracts	135,630	Unrealized depreciation on swap contracts	4,061,294
			Structured option contracts, at value	88,061
			Variation margin	225,928
Interest Rate Risk			Unrealized depreciation on swap contracts	4,092,260
Equity Risk	Unrealized appreciation on swap contracts	12,088,943	Unrealized depreciation on swap contracts	8,747,606
	Structured option contracts, at value	108,409,124	Structured option contracts, at value	38,176,424
	Investments, at value (purchased options)	3,376,000	Written option contracts, at value	72,085
Foreign Currency Exchange Risk	Structured option contracts, at value	24,149,126	Structured option contracts, at value	5,507,376
	Unrealized appreciation on forward foreign currency exchange contracts	9,679,970	Unrealized depreciation on forward foreign currency exchange contracts	11,775,433
Total		$159,335,970		$75,203,209

	The Effect of Derivative Instruments on the Statements of Operations
	Year Ended October 31, 2015
	Net Realized Gain (Loss) from Derivatives Recognized in Income
Large Cap Strategies Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Foreign Currency Exchange Risk	$—	$—	$—	$37,119,561	$37,119,561
Total	$—	$—	$—	$37,119,561	$37,119,561

Small & Mid Cap Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Foreign Currency Exchange Risk	$—	$—	$—	$17,866,879	$17,866,879
Total	$—	$—	$—	$17,866,879	$17,866,879
148

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2015

	The Effect of Derivative Instruments on the Statements of Operations
	Year Ended October 31, 2015
	Net Realized Gain (Loss) from Derivatives Recognized in Income
Strategic Opportunities Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total
Commodity Risk	$489,569	$250,026	$2,186,263	$—	$2,925,858
Interest Rate Risk	—	—	(771,574)	—	(771,574)
Equity Risk	151,829,190	(5,576,126)	86,252	—	146,339,316
Foreign Currency Exchange Risk	19,475,735	—	1,244,983	1,666,892	22,387,610
Total	$171,794,494	$(5,326,100)	$2,745,924	$1,666,892	$170,881,210

	Net Change in Unrealized Appreciation/(Depreciation)
	on Derivatives Recognized in Income
				Foreign Currency
Large Cap Strategies Fund	Options	Futures Contracts	Swaps	Exchange Contracts	Total
Foreign Currency Exchange Risk	$—	$—	$—	$15,900,411	$15,900,411
Total	$—	$—	$—	$15,900,411	$15,900,411

				Foreign Currency
Small & Mid Cap Fund	Options	Futures Contracts	Swaps	Exchange Contracts	Total
Foreign Currency Exchange Risk	$—	$—	$—	$5,145,569	$5,145,569
Total	$—	$—	$—	$5,145,569	$5,145,569

				Foreign Currency
Strategic Opportunities Fund	Options	Futures Contracts	Swaps	Exchange Contracts	Total
Commodity Risk	$(1,114,176)	$12,358	$(3,925,664)	$—	$(5,027,482)
Interest Rate Risk	—	—	(1,479,610)	—	(1,479,610)
Equity Risk.	(17,320,690)	1,687,389	3,877,314	—	(11,755,987)
Foreign Currency Exchange Risk	(7,003,301)	—	1,350,163	(8,012,277)	(13,665,415)
Total	$(25,438,167)	$1,699,747	$(177,797)	$(8,012,277)	$(31,928,494)

For the year ended October 31, 2015, the quarterly average volume of derivative activities were as follows:

	Large Cap Strategies Fund	Small & Mid Cap Fund	Strategic Opportunities Fund
Structured Options (Notional Amounts)	$—	$—	$5,248,441,029
Purchased Options (Cost $)	—	—	3,230,096
Written Options (Premium Received $)	—	—	3,350,525
Futures Long Position (Notional Amounts)	—	—	13,542,214
Futures Short Position (Notional Amounts)	—	—	53,884,196
Forward Currency Contracts Purchased (U.S. Dollar Amounts)	60,033,977	—	820,744,244
Forward Currency Contracts Sold (U.S. Dollar Amounts)	845,228,161	340,827,980	871,286,513
Currency Swaps (Notional Amount in U.S. Dollars)	—	—	276,250
Equity Swaps (Notional Amount in U.S. Dollars)	—	—	19,520,766
Interest Rate Swaps (Notional Amount in U.S. Dollars)	—	—	25,050,000
Index Swaps as buyer (Notional Amount in U.S. Dollars)	—	—	7,794,301
Index Swaps as writer (Notional Amount in U.S. Dollars)	—	—	4,701,610

A. Futures Contracts. The Funds purchased or sold futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or commodity risk.

Futures contracts are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the contract at the close of the last trading day and the price at which the contract was originally written. Upon entering into a futures contract, the Funds are required to pledge to a futures commission merchant an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is

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October 31, 2015

known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the underlying instrument. The Funds recognize an unrealized gain or loss equal to the variation margin. These futures contracts permit the Funds to meet their objectives at a lower cost than investing directly in the underlying instruments or commodities, while permitting the equivalent of an investment in a portfolio of the underlying instruments or commodities. A potential risk to the Funds is that the change in value of the underlying securities or commodities may not correlate to the change in value of the contracts. Listed futures contracts involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

B. Forward Foreign Currency Exchange Contracts. The Funds (except Municipal Bond Fund) may enter into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date. The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open. Risks may arise upon entering into these contracts from, for example, the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract.

The Funds may be required to pledge to the broker an amount of cash, U.S. government securities or other assets, equal to a certain percentage of the contract amount.

As of October 31, 2015, the Large Cap Strategies Fund had the following open Forwards:

						Unrealized
					Settlement	Appreciation
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
U.S. Dollar	150,000,000	Euro	137,264,340	Bank of New York Mellon Corp.	11/10/15	$(963,409)
U.S. Dollar	217,180,709	Euro	193,002,002	Bank of New York Mellon Corp.	12/03/15	4,845,127
U.S. Dollar	75,800,282	Euro	66,991,501	Bank of New York Mellon Corp.	12/03/15	2,098,045
U.S. Dollar	179,522,120	Japanese Yen	21,583,765,000	Bank of New York Mellon Corp.	12/17/15	499,965
U.S. Dollar	79,245,670	Euro	70,308,787	Bank of New York Mellon Corp.	01/13/16	1,817,988
Japanese Yen	28,836,000,000	U.S. Dollar	240,135,907	Bank of New York Mellon Corp.	01/22/16	(770,132)
U.S. Dollar	240,869,858	Japanese Yen	28,836,000,000	Bank of New York Mellon Corp.	01/22/16	1,504,083
U.S. Dollar	113,060,184	Euro	100,445,980	Citibank, N.A.	12/03/15	2,552,234
U.S. Dollar	113,072,728	Euro	100,501,947	Citibank, N.A.	12/03/15	2,503,205
U.S. Dollar	79,200,433	Euro	70,271,962	Citibank, N.A.	01/13/16	1,813,305
						$15,900,411

As of October 31, 2015, the Small & Mid Cap Fund had the following open Forwards:

150

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2015

						Unrealized
					Settlement	Appreciation/
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
U.S. Dollar	200,688,009	Euro	180,377,500	Bank of New York Mellon Corp.	12/08/15	$2,216,453
U.S. Dollar	45,000,002	Euro	40,851,082	Barclays Plc	11/04/15	75,305
U.S. Dollar	105,974,659	Euro	94,326,719	Citibank, N.A.	01/08/16	2,108,338
U.S. Dollar	9,859,947	New Zealand Dollar	14,745,500	Citibank, N.A.	01/29/16	(58,985)
U.S. Dollar	50,430,156	Euro	44,900,000	JPMorgan Chase & Co.	01/08/16	989,256

						$5,330,367

As of October 31, 2015, the Strategic Opportunities Fund had the following open Forwards:

						Unrealized
					Settlement	Appreciation/
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
U.S. Dollar	3,913,011	Euro	3,535,300	Bank of America N.A.	03/29/16	$12,761
U.S. Dollar	500,841	Euro	451,900	Bank of America N.A.	03/29/16	2,291
U.S. Dollar	3,912,930	Euro	3,552,300	Bank of America N.A.	03/29/16	(6,076)
U.S. Dollar	2,347,810	Euro	2,117,500	Bank of America N.A.	03/30/16	11,663
Australian Dollar	6,144,084	U.S. Dollar	4,436,557	Bank of New York Mellon Corp.	02/19/16	(79,036)
Swedish Krona	164,370,000	U.S. Dollar	19,403,067	Bank of New York Mellon Corp.	03/18/16	(89,131)
Chilean Unidad de Fomento	100,700,000	U.S. Dollar	147,384	Barclays Plc	11/05/15	(1,652)
Swedish Krona	86,596,030	U.S. Dollar	10,000,000	Barclays Plc	11/13/15	138,913
Chilean Unidad de Fomento	261,700,000	U.S. Dollar	374,178	Barclays Plc	12/02/15	3,270
U.S. Dollar	215,913	Japanese Yen	25,530,000	Barclays Plc	12/22/15	4,124
Japanese Yen	930,384,000	U.S. Dollar	7,775,984	Barclays Plc	01/15/16	(53,812)
Singapore Dollar	4,400,417	U.S. Dollar	3,164,629	Barclays Plc	02/12/16	(33,691)
U.S. Dollar	3,125,851	Singapore Dollar	4,400,417	Barclays Plc	02/12/16	(5,088)
U.S. Dollar	1,161,987	Japanese Yen	137,140,000	Barclays Plc	02/25/16	22,673
U.S. Dollar	3,771,936	Japanese Yen	447,710,000	Barclays Plc	02/26/16	52,415
U.S. Dollar	1,995,954	Japanese Yen	238,049,400	Barclays Plc	03/09/16	17,663
U.S. Dollar	1,235,649	Japanese Yen	146,370,000	Barclays Plc	03/28/16	18,664
U.S. Dollar	1,747,966	Japanese Yen	205,823,000	Barclays Plc	05/26/16	33,686
U.S. Dollar	3,167,842	Japanese Yen	393,370,000	Barclays Plc	06/10/16	(110,149)
Indonesian Rupiah	61,200,000,000	U.S. Dollar	4,216,328	Barclays Plc	07/15/16	(128,515)
U.S. Dollar	4,002,616	Indonesian Rupiah	61,200,000,000	Barclays Plc	07/15/16	(85,197)
U.S. Dollar	1,518,492	Japanese Yen	185,480,000	Barclays Plc	07/29/16	(29,679)
U.S. Dollar	382,751	Japanese Yen	47,210,000	Barclays Plc	08/12/16	(11,489)
Singapore Dollar	1,151,000	U.S. Dollar	818,227	Barclays Plc	08/17/16	(3,027)
U.S. Dollar	813,629	Singapore Dollar	1,151,000	Barclays Plc	08/17/16	(1,571)
U.S. Dollar	598,931	Japanese Yen	73,417,000	Barclays Plc	08/24/16	(14,405)
Chilean Unidad de Fomento	422,200,000	U.S. Dollar	614,825	Citibank, N.A.	11/09/15	(4,016)
Chilean Unidad de Fomento	1,016,252,000	U.S. Dollar	1,474,860	Citibank, N.A.	11/10/15	(4,826)
Euro	7,500,000	U.S. Dollar	8,473,050	Citibank, N.A.	11/13/15	(224,238)
Polish Zloty	31,055,100	U.S. Dollar	8,318,507	Citibank, N.A.	11/13/15	(285,887)
151

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2015

						Unrealized
					Settlement	Appreciation/
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
U.S. Dollar	7,494,272	United Kingdom Pound	4,814,313	Citibank, N.A.	11/13/15	$73,179
United Kingdom Pound	10,000,000	U.S. Dollar	15,522,303	Citibank, N.A.	11/13/15	(107,656)
U.S. Dollar	907,993	Australian Dollar	1,138,000	Citibank, N.A.	11/19/15	97,324
U.S. Dollar	1,529,122	Japanese Yen	177,080,000	Citibank, N.A.	11/19/15	61,392
Euro	7,500,000	U.S. Dollar	8,239,148	Citibank, N.A.	11/20/15	10,382
Japanese Yen	2,339,987,200	U.S. Dollar	18,902,158	Citibank, N.A.	11/20/15	493,032
U.S. Dollar	6,833,332	United Kingdom Pound	4,379,819	Citibank, N.A.	11/20/15	82,274
United Kingdom Pound	4,379,819	U.S. Dollar	6,829,667	Citibank, N.A.	11/20/15	(78,609)
Indian Rupee	12,050,000	U.S. Dollar	178,360	Citibank, N.A.	12/11/15	4,626
U.S. Dollar	33,355	Australian Dollar	43,500	Citibank, N.A.	12/18/15	2,414
U.S. Dollar	337,314	Japanese Yen	39,830,000	Citibank, N.A.	12/22/15	6,896
Canadian Dollar	2,668,288	U.S. Dollar	2,047,161	Citibank, N.A.	01/15/16	(7,359)
Canadian Dollar	6,528,410	U.S. Dollar	5,061,646	Citibank, N.A.	01/15/16	(70,932)
U.S. Dollar	5,000,000	Canadian Dollar	6,528,410	Citibank, N.A.	01/15/16	9,286
U.S. Dollar	2,016,682	Canadian Dollar	2,668,288	Citibank, N.A.	01/15/16	(23,120)
U.S. Dollar	8,338,409	Canadian Dollar	11,075,500	Citibank, N.A.	01/15/16	(128,377)
U.S. Dollar	5,407,413	Euro	4,616,000	Citibank, N.A.	01/25/16	322,725
U.S. Dollar	1,139,092	Euro	999,800	Citibank, N.A.	01/29/16	37,679
U.S. Dollar	3,334,386	Euro	2,903,000	Citibank, N.A.	02/09/16	135,496
Japanese Yen	1,165,172,000	U.S. Dollar	9,758,478	Citibank, N.A.	02/19/16	(80,092)
Japanese Yen	1,774,177,500	U.S. Dollar	15,000,000	Citibank, N.A.	02/19/16	(262,970)
U.S. Dollar	24,714,183	Canadian Dollar	32,314,635	Citibank, N.A.	02/19/16	13,968
U.S. Dollar	1,185,084	Euro	1,080,000	Citibank, N.A.	03/10/16	(5,858)
U.S. Dollar	14,249,655	Euro	13,298,791	Citibank, N.A.	03/16/16	(417,367)
U.S. Dollar	700,585	Euro	620,368	Citibank, N.A.	03/29/16	16,176
U.S. Dollar	1,056,513	Euro	952,000	Citibank, N.A.	04/08/16	5,982
U.S. Dollar	2,289,744	Japanese Yen	284,100,000	Citibank, N.A.	06/10/16	(77,690)
U.S. Dollar	66,719	Australian Dollar	87,700	Citibank, N.A.	06/20/16	4,820
U.S. Dollar	439,996	Euro	398,462	Citibank, N.A.	07/28/16	(1,227)
U.S. Dollar	375,468	Euro	341,847	Citibank, N.A.	08/10/16	(3,225)
U.S. Dollar	59,812,404	Hong Kong Dollar	465,744,000	Citibank, N.A.	06/12/17	(299,796)
Chilean Unidad de Fomento	111,242,000	U.S. Dollar	157,033	Deutsche Bank AG	11/02/15	3,907
U.S. Dollar	161,220	Chilean Unidad de Fomento	111,242,000	Deutsche Bank AG	11/02/15	280
U.S. Dollar	58,126	Euro	45,895	Deutsche Bank AG	11/03/15	7,655
Chilean Unidad de Fomento	91,184,000	U.S. Dollar	133,466	Deutsche Bank AG	11/06/15	(1,492)
Indian Rupee	58,118,733	U.S. Dollar	892,898	Deutsche Bank AG	11/06/15	(5,250)
Indian Rupee	6,884,000	U.S. Dollar	106,522	Deutsche Bank AG	11/10/15	(1,449)
U.S. Dollar	2,379,250	Euro	1,905,000	Deutsche Bank AG	11/10/15	284,130
Chilean Unidad de Fomento	138,138,000	U.S. Dollar	200,520	Deutsche Bank AG	11/12/15	(756)
Chilean Unidad de Fomento	100,900,000	U.S. Dollar	147,871	Deutsche Bank AG	11/12/15	(1,958)
Chilean Unidad de Fomento	304,306,500	U.S. Dollar	440,641	Deutsche Bank AG	11/13/15	(639)
152

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2015

						Unrealized
					Settlement	Appreciation/
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
Chilean Unidad de Fomento	118,660,000	U.S. Dollar	172,810	Deutsche Bank AG	11/16/15	$(1,309)
U.S. Dollar	230,497	Euro	184,184	Deutsche Bank AG	11/16/15	27,916
U.S. Dollar	1,233,489	Japanese Yen	143,060,000	Deutsche Bank AG	11/18/15	47,744
U.S. Dollar	63,451	Euro	50,759	Deutsche Bank AG	11/19/15	7,620
Chilean Unidad de Fomento	29,726,000	U.S. Dollar	43,222	Deutsche Bank AG	11/30/15	(341)
Chilean Unidad de Fomento	309,750,000	U.S. Dollar	449,343	Deutsche Bank AG	11/30/15	(2,511)
Singapore Dollar	350,000	U.S. Dollar	258,493	Deutsche Bank AG	11/30/15	(8,917)
Singapore Dollar	350,000	U.S. Dollar	262,497	Deutsche Bank AG	11/30/15	(12,920)
U.S. Dollar	487,187	Singapore Dollar	700,000	Deutsche Bank AG	11/30/15	(11,966)
Chilean Unidad de Fomento	111,242,000	U.S. Dollar	160,801	Deutsche Bank AG	12/02/15	(357)
U.S. Dollar	835,959	Euro	670,000	Deutsche Bank AG	12/04/15	98,824
Chilean Unidad de Fomento	304,306,500	U.S. Dollar	439,368	Deutsche Bank AG	12/11/15	(829)
U.S. Dollar	3,608,615	Euro	2,900,000	Deutsche Bank AG	12/14/15	417,225
Chilean Unidad de Fomento	82,860,000	U.S. Dollar	119,335	Deutsche Bank AG	12/17/15	10
U.S. Dollar	104,520	Japanese Yen	12,210,000	Deutsche Bank AG	12/21/15	3,233
Singapore Dollar	1,969,400	U.S. Dollar	1,470,415	Deutsche Bank AG	12/23/15	(67,277)
U.S. Dollar	1,369,665	Singapore Dollar	1,969,400	Deutsche Bank AG	12/23/15	(33,473)
Chilean Unidad de Fomento	275,762,000	U.S. Dollar	393,777	Deutsche Bank AG	01/06/16	2,670
Chilean Unidad de Fomento	32,969,000	U.S. Dollar	47,078	Deutsche Bank AG	01/06/16	319
Chilean Unidad de Fomento	118,660,000	U.S. Dollar	172,071	Deutsche Bank AG	01/15/16	(1,627)
Indian Rupee	93,183,000	U.S. Dollar	1,414,764	Deutsche Bank AG	01/20/16	(9,306)
U.S. Dollar	1,138,352	Euro	971,000	Deutsche Bank AG	01/20/16	68,876
Chilean Unidad de Fomento	81,840,000	U.S. Dollar	119,387	Deutsche Bank AG	01/21/16	(1,900)
Polish Zloty	11,489,000	Euro	2,695,556	Deutsche Bank AG	01/21/16	(2,603)
U.S. Dollar	684,855	Euro	629,000	Deutsche Bank AG	01/22/16	(7,966)
Indian Rupee	13,777,000	U.S. Dollar	208,983	Deutsche Bank AG	01/25/16	(1,358)
U.S. Dollar	3,523,872	Euro	3,008,000	Deutsche Bank AG	01/25/16	210,453
Chilean Unidad de Fomento	2,239,980,000	U.S. Dollar	3,215,590	Deutsche Bank AG	01/26/16	(1,461)
Indian Rupee	22,003,000	U.S. Dollar	333,715	Deutsche Bank AG	01/27/16	(2,228)
U.S. Dollar	1,099,492	Euro	997,000	Deutsche Bank AG	01/27/16	1,213
Chilean Unidad de Fomento	29,726,000	U.S. Dollar	42,997	Deutsche Bank AG	01/28/16	(352)
Indian Rupee	17,195,000	U.S. Dollar	261,063	Deutsche Bank AG	01/28/16	(2,054)
Indian Rupee	61,156,466	U.S. Dollar	927,094	Deutsche Bank AG	01/29/16	(6,047)
U.S. Dollar	1,818,422	Euro	1,580,000	Deutsche Bank AG	02/09/16	77,379
U.S. Dollar	3,429,407	Euro	3,010,100	Deutsche Bank AG	02/26/16	111,139
U.S. Dollar	428,298	Euro	380,000	Deutsche Bank AG	03/02/16	9,344
U.S. Dollar	609,808	Euro	540,850	Deutsche Bank AG	03/04/16	13,487
U.S. Dollar	120,568	Euro	107,000	Deutsche Bank AG	03/07/16	2,585
U.S. Dollar	2,112,135	Euro	1,900,000	Deutsche Bank AG	03/09/16	17,010
153

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2015

						Unrealized
					Settlement	Appreciation/
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
U.S. Dollar	1,938,956	Euro	1,720,000	Deutsche Bank AG	03/23/16	$41,675
U.S. Dollar	902,800	Euro	800,000	Deutsche Bank AG	03/29/16	20,216
U.S. Dollar	677,792	Euro	615,000	Deutsche Bank AG	03/29/16	(695)
U.S. Dollar	165,396	Euro	150,689	Deutsche Bank AG	03/31/16	(856)
U.S. Dollar	803,722	Euro	742,242	Deutsche Bank AG	04/13/16	(15,440)
U.S. Dollar	952,192	Euro	860,000	Deutsche Bank AG	04/27/16	2,745
U.S. Dollar	757,944	Euro	684,003	Deutsche Bank AG	04/29/16	2,750
U.S. Dollar	370,970	Euro	330,000	Deutsche Bank AG	05/09/16	6,505
U.S. Dollar	3,400,343	Euro	3,001,450	Deutsche Bank AG	06/13/16	81,653
U.S. Dollar	523,049	Euro	459,000	Deutsche Bank AG	06/15/16	15,502
U.S. Dollar	100,082	Japanese Yen	12,230,000	Deutsche Bank AG	06/22/16	(1,873)
U.S. Dollar	629,665	Euro	571,000	Deutsche Bank AG	07/25/16	(2,551)
U.S. Dollar	261,250	Euro	230,990	Deutsche Bank AG	08/31/16	5,188
U.S. Dollar	2,100,721	Euro	1,852,488	Deutsche Bank AG	10/11/16	44,413
U.S. Dollar	419,942	Euro	373,000	Goldman Sachs Group, Inc.	11/09/15	9,722
U.S. Dollar	421,120	Euro	377,000	Goldman Sachs Group, Inc.	11/13/15	6,480
U.S. Dollar	559,219	Japanese Yen	66,920,000	Goldman Sachs Group, Inc.	11/13/15	4,580
U.S. Dollar	768,675	Euro	682,000	Goldman Sachs Group, Inc.	11/16/15	18,555
U.S. Dollar	830,650	Euro	740,000	Goldman Sachs Group, Inc.	11/23/15	16,666
U.S. Dollar	137,195	Japanese Yen	16,246,000	Goldman Sachs Group, Inc.	01/08/16	2,369
U.S. Dollar	1,095,097	Euro	996,000	Goldman Sachs Group, Inc.	01/27/16	(2,080)
U.S. Dollar	1,387,305	Japanese Yen	162,280,000	Goldman Sachs Group, Inc.	01/27/16	40,119
U.S. Dollar	293,123	Euro	255,000	Goldman Sachs Group, Inc.	02/09/16	12,131
U.S. Dollar	521,897	Euro	475,000	Goldman Sachs Group, Inc.	02/12/16	(1,556)
U.S. Dollar	272,926	Japanese Yen	32,163,000	Goldman Sachs Group, Inc.	02/12/16	5,815
U.S. Dollar	1,815,309	Euro	1,580,000	Goldman Sachs Group, Inc.	02/17/16	73,931
U.S. Dollar	2,505,710	Japanese Yen	295,495,910	Goldman Sachs Group, Inc.	02/17/16	51,328
U.S. Dollar	940,000	Australian Dollar	1,354,684	Goldman Sachs Group, Inc.	04/06/16	(17,990)
Indian Rupee	21,454,750	U.S. Dollar	324,571	HSBC Holdings Plc	11/05/15	3,257
Indian Rupee	21,454,750	U.S. Dollar	330,646	HSBC Holdings Plc	11/05/15	(2,818)
Singapore Dollar	1,468,000	U.S. Dollar	1,058,476	HSBC Holdings Plc	11/12/15	(11,040)
U.S. Dollar	614,828	Japanese Yen	70,138,000	HSBC Holdings Plc	11/12/15	33,523
U.S. Dollar	1,022,035	Singapore Dollar	1,468,000	HSBC Holdings Plc	11/12/15	(25,401)
Indian Rupee	7,436,000	U.S. Dollar	115,119	HSBC Holdings Plc	11/13/15	(1,674)
Indian Rupee	18,770,000	U.S. Dollar	288,311	HSBC Holdings Plc	11/13/15	(1,952)
Indian Rupee	43,702,000	U.S. Dollar	675,706	HSBC Holdings Plc	11/13/15	(8,978)
Singapore Dollar	864,000	U.S. Dollar	614,553	HSBC Holdings Plc	11/18/15	1,796
U.S. Dollar	610,445	Singapore Dollar	864,000	HSBC Holdings Plc	11/18/15	(5,904)
U.S. Dollar	319,333	Japanese Yen	37,330,000	HSBC Holdings Plc	11/24/15	9,909
U.S. Dollar	887,553	Euro	720,487	HSBC Holdings Plc	12/09/15	94,773
U.S. Dollar	2,278,663	Japanese Yen	285,300,000	HSBC Holdings Plc	12/09/15	(87,059)
U.S. Dollar	104,575	Japanese Yen	12,230,000	HSBC Holdings Plc	12/21/15	3,122
Singapore Dollar	1,574,000	U.S. Dollar	1,166,159	HSBC Holdings Plc	12/22/15	(44,690)
U.S. Dollar	1,102,975	Singapore Dollar	1,574,000	HSBC Holdings Plc	12/22/15	(18,494)
U.S. Dollar	800,111	Japanese Yen	98,220,000	HSBC Holdings Plc	01/19/16	(15,167)
U.S. Dollar	1,706,568	Japanese Yen	199,698,335	HSBC Holdings Plc	01/28/16	48,722
Indian Rupee	74,579,000	U.S. Dollar	1,130,999	HSBC Holdings Plc	01/29/16	(7,803)
U.S. Dollar	2,107,933	Euro	1,856,000	HSBC Holdings Plc	02/10/16	62,710
U.S. Dollar	3,509,113	Japanese Yen	413,370,000	HSBC Holdings Plc	02/12/16	76,108
U.S. Dollar	1,183,380	Japanese Yen	145,609,000	HSBC Holdings Plc	02/24/16	(26,261)
U.S. Dollar	434,532	Japanese Yen	51,260,000	HSBC Holdings Plc	02/25/16	8,681
U.S. Dollar	1,963,142	Japanese Yen	234,458,000	HSBC Holdings Plc	02/29/16	15,144
154

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2015

						Unrealized
					Settlement	Appreciation/
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
U.S. Dollar	456,782	Japanese Yen	54,300,000	HSBC Holdings Plc	03/04/16	$5,584
U.S. Dollar	320,227	Euro	288,000	HSBC Holdings Plc	03/09/16	2,650
Mexican Peso	50,041,430	U.S. Dollar	3,146,073	HSBC Holdings Plc	03/11/16	(146,335)
Singapore Dollar	2,488,300	U.S. Dollar	1,756,468	HSBC Holdings Plc	03/16/16	12,632
U.S. Dollar	1,740,496	Singapore Dollar	2,488,300	HSBC Holdings Plc	03/16/16	(28,603)
U.S. Dollar	1,986,671	Euro	1,864,543	HSBC Holdings Plc	04/18/16	(71,349)
U.S. Dollar	2,583,803	Euro	2,263,000	HSBC Holdings Plc	04/20/16	85,859
U.S. Dollar	3,379,502	Japanese Yen	418,940,000	HSBC Holdings Plc	06/10/16	(111,567)
U.S. Dollar	3,284,103	Euro	2,975,000	HSBC Holdings Plc	08/05/16	(11,018)
Singapore Dollar	864,000	U.S. Dollar	614,291	HSBC Holdings Plc	08/17/16	(2,359)
U.S. Dollar	2,495,472	Japanese Yen	307,492,000	HSBC Holdings Plc	08/22/16	(73,188)
Mexican Peso	102,610,000	U.S. Dollar	5,859,645	HSBC Holdings Plc	08/29/16	204,055
U.S. Dollar	20,000,000	Mexican Peso	332,067,240	JPMorgan Chase Bank N.A.	11/06/15	(92,956)
Indian Rupee	2,633,000	U.S. Dollar	40,755	JPMorgan Chase Bank N.A.	11/10/15	(567)
U.S. Dollar	184,558	Euro	147,287	JPMorgan Chase Bank N.A.	11/12/15	22,568
Euro	10,000,000	U.S. Dollar	11,041,541	JPMorgan Chase Bank N.A.	11/13/15	(43,124)
Euro	17,846,658	U.S. Dollar	20,167,689	JPMorgan Chase Bank N.A.	11/13/15	(539,191)
Malaysian Ringgit	127,940,010	U.S. Dollar	32,948,202	JPMorgan Chase Bank N.A.	11/13/15	(3,187,199)
U.S. Dollar	20,465,592	Malaysian Ringgit	80,000,000	JPMorgan Chase Bank N.A.	11/13/15	1,856,244
U.S. Dollar	11,744,245	Malaysian Ringgit	47,940,010	JPMorgan Chase Bank N.A.	11/13/15	592,591
U.S. Dollar	20,000,000	Mexican Peso	339,632,200	JPMorgan Chase Bank N.A.	11/13/15	(539,827)
Chilean Unidad de Fomento	41,242,000	U.S. Dollar	59,845	JPMorgan Chase Bank N.A.	11/16/15	(237)
U.S. Dollar	3,984,998	Australian Dollar	4,954,000	JPMorgan Chase Bank N.A.	11/18/15	455,769
U.S. Dollar	2,891,516	Australian Dollar	3,628,000	JPMorgan Chase Bank N.A.	11/19/15	307,063
Euro	15,000,000	U.S. Dollar	16,480,680	JPMorgan Chase Bank N.A.	11/20/15	18,380
U.S. Dollar	20,000,000	Mexican Peso	329,189,760	JPMorgan Chase Bank N.A.	11/20/15	102,226
U.S. Dollar	11,427,594	Swedish Krona	98,313,000	JPMorgan Chase Bank N.A.	11/20/15	(84,923)
Indian Rupee	2,633,000	U.S. Dollar	39,094	JPMorgan Chase Bank N.A.	12/03/15	946
U.S. Dollar	714,045	Euro	572,000	JPMorgan Chase Bank N.A.	12/15/15	84,555
Indian Rupee	488,000,000	Japanese Yen	882,792,000	JPMorgan Chase Bank N.A.	01/08/16	48,532
Euro	18,783,717	U.S. Dollar	21,284,957	JPMorgan Chase Bank N.A.	01/15/16	(598,465)
Japanese Yen	1,240,569,000	U.S. Dollar	10,383,642	JPMorgan Chase Bank N.A.	01/15/16	(86,940)
Malaysian Ringgit	234,414,000	U.S. Dollar	54,000,000	JPMorgan Chase Bank N.A.	01/15/16	369,589
U.S. Dollar	6,982,613	Euro	6,231,632	JPMorgan Chase Bank N.A.	01/15/16	119,722
U.S. Dollar	20,000,000	Malaysian Ringgit	83,460,000	JPMorgan Chase Bank N.A.	01/15/16	642,428
Indian Rupee	2,633,000	U.S. Dollar	40,068	JPMorgan Chase Bank N.A.	01/19/16	(348)
Malaysian Ringgit	14,979,000	Euro	3,412,850	JPMorgan Chase Bank N.A.	01/19/16	(285,198)
Euro	8,855,647	U.S. Dollar	10,000,000	JPMorgan Chase Bank N.A.	02/12/16	(241,028)
U.S. Dollar	3,657,687	Euro	3,186,000	JPMorgan Chase Bank N.A.	02/17/16	146,274
Euro	10,933,416	U.S. Dollar	12,500,000	JPMorgan Chase Bank N.A.	02/19/16	(451,315)
Euro	15,000,000	U.S. Dollar	17,099,025	JPMorgan Chase Bank N.A.	02/19/16	(566,150)
Singapore Dollar	2,807,550	U.S. Dollar	1,984,310	JPMorgan Chase Bank N.A.	03/03/16	12,366
U.S. Dollar	511,403	Japanese Yen	60,600,000	JPMorgan Chase Bank N.A.	03/03/16	7,869
U.S. Dollar	1,964,503	Singapore Dollar	2,807,550	JPMorgan Chase Bank N.A.	03/03/16	(32,172)
U.S. Dollar	12,791,223	Euro	11,944,925	JPMorgan Chase Bank N.A.	03/16/16	(382,642)
Australian Dollar	6,255,646	U.S. Dollar	4,486,699	JPMorgan Chase Bank N.A.	03/18/16	(55,329)
Euro	22,000,000	U.S. Dollar	24,381,983	JPMorgan Chase Bank N.A.	03/18/16	(117,367)
Euro	35,000,000	U.S. Dollar	38,827,145	JPMorgan Chase Bank N.A.	03/18/16	(224,346)
Malaysian Ringgit	15,609,000	Japanese Yen	427,591,385	JPMorgan Chase Bank N.A.	04/08/16	49,178
Malaysian Ringgit	10,882,486	Japanese Yen	306,019,424	JPMorgan Chase Bank N.A.	04/13/16	(32,408)
U.S. Dollar	221,364	Euro	203,185	JPMorgan Chase Bank N.A.	04/21/16	(2,921)
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						Unrealized
					Settlement	Appreciation/
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
U.S. Dollar	3,020,000	Japanese Yen	360,802,420	JPMorgan Chase Bank N.A.	04/22/16	$18,217
U.S. Dollar	207,722	Euro	180,987	JPMorgan Chase Bank N.A.	05/20/16	7,761
U.S. Dollar	480,506	Japanese Yen	57,068,000	JPMorgan Chase Bank N.A.	05/20/16	5,288
U.S. Dollar	166,921	Australian Dollar	220,000	JPMorgan Chase Bank N.A.	06/20/16	11,645
U.S. Dollar	2,487,982	Australian Dollar	3,281,000	JPMorgan Chase Bank N.A.	06/22/16	172,429
Indonesian Rupiah	15,770,000,000	Australian Dollar	1,433,636	JPMorgan Chase Bank N.A.	06/23/16	48,529
Indonesian Rupiah	6,910,000,000	Australian Dollar	629,498	JPMorgan Chase Bank N.A.	06/24/16	20,213
U.S. Dollar	3,317,988	Euro	2,975,000	JPMorgan Chase Bank N.A.	07/29/16	23,618
U.S. Dollar	1,773,396	Euro	1,606,300	JPMorgan Chase Bank N.A.	08/05/16	(5,748)
U.S. Dollar	1,743,522	Euro	1,584,300	JPMorgan Chase Bank N.A.	08/11/16	(11,597)
U.S. Dollar	1,795,551	Euro	1,612,000	JPMorgan Chase Bank N.A.	08/22/16	9,104
U.S. Dollar	1,798,436	Japanese Yen	221,633,000	JPMorgan Chase Bank N.A.	08/22/16	(52,993)
U.S. Dollar	1,242,439	Japanese Yen	146,373,000	JPMorgan Chase Bank N.A.	08/26/16	19,536
U.S. Dollar	848,028	Euro	737,287	JPMorgan Chase Bank N.A.	08/29/16	30,767
U.S. Dollar	947,298	Japanese Yen	112,727,000	JPMorgan Chase Bank N.A.	08/29/16	5,401
U.S. Dollar	608,503	Japanese Yen	72,717,000	JPMorgan Chase Bank N.A.	08/31/16	871
U.S. Dollar	4,530,000	Japanese Yen	535,701,945	JPMorgan Chase Bank N.A.	09/26/16	49,690
Hong Kong Dollar	465,744,000	U.S. Dollar	60,000,000	JPMorgan Chase Bank N.A.	06/12/17	112,200
Chilean Unidad de Fomento	81,840,000	U.S. Dollar	118,428	Morgan Stanley	11/17/15	(161)
U.S. Dollar	894,458	Euro	816,000	Morgan Stanley	03/10/16	(5,364)
U.S. Dollar	762,990	Euro	686,000	Morgan Stanley	06/06/16	4,655
U.S. Dollar	455,013	Euro	403,000	Morgan Stanley	08/15/16	8,504
U.S. Dollar	451,840	Euro	403,000	Morgan Stanley	08/17/16	5,301
U.S. Dollar	417,975	Japanese Yen	50,022,000	Standard Chartered Bank	11/13/15	3,389
U.S. Dollar	279,122	Japanese Yen	31,954,500	Standard Chartered Bank	11/16/15	14,274
U.S. Dollar	669,156	Japanese Yen	78,840,000	Standard Chartered Bank	01/14/16	14,796
U.S. Dollar	1,036,709	Japanese Yen	127,990,000	Standard Chartered Bank	01/19/16	(25,676)
U.S. Dollar	1,404,159	Japanese Yen	166,449,000	Standard Chartered Bank	05/26/16	17,821
Euro	12,500,000	U.S. Dollar	13,954,963	UBS AG	11/13/15	(206,942)
U.S. Dollar	25,000,000	Mexican Peso	416,128,625	UBS AG	01/15/16	(52,145)
Swedish Krona	41,051,225	U.S. Dollar	5,000,000	UBS AG	02/12/16	(181,344)
						$(2,095,463)

C. Swap Agreements. The Funds entered into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into total return, interest rate and other swap agreements. Interest rate swap agreements generally involve the agreement by the Funds to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/(depreciation). Risks may exceed amounts recognized on the

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Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Portfolios of Investments under the caption “Swap Agreements”.

D. Options. The Funds purchased and wrote (sold) put and call options on equity securities and stock index futures in order to gain exposure to or to protect against changes in the market.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon swap agreement at any time before the expiration of the option.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears certain risks, including the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid and unrealized gain (as purchaser) or the unrealized gain of the contract less the premium received (as writer).

A summary of the Strategic Opportunities Fund’s written option transactions for the year ended October 31, 2015 is as follows:

	Number of
	Options	Premiums
	Contracts	Received
Contracts outstanding at October 31, 2014	39,003	$9,945,609
Options written	80,829	18,519,477
Options terminated in closing purchase transactions	(63,154)	(8,267,917)
Options exercised	(35,800)	(10,214,834)
Options expired	(15,362)	(6,359,065)
Contracts outstanding at October 31, 2015	5,516	$3,623,270

The Strategic Opportunities Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk) or to increase or decrease its exposure to changes in foreign currency exchange rates (foreign currency exchange risk). These structured options may consist of single or multiple OTC options which are priced as a single security. Structured options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on a specific index with an initial reference strike price. Generally, the basis of the contracts is the premium received

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October 31, 2015

or paid which is recorded as an asset on the Statement of Assets and Liabilities. The amount of the asset is subsequently market-to-market to reflect the current market value of the structured option. When a structured option is transferred/sold or exercised, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

7.	Investment Advisory Fee,Administration Fee and Other Transactions:

A. Investment Advisory Fees. The Funds’ investment adviser is BIM, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”). Bessemer is a subsidiary of The Bessemer Group, Incorporated (“BGI”). The investment advisory fee paid to BIM for advisory services is computed daily and paid monthly in accordance with the following schedule:

		Next $500 million
	First $500 million of	to $1 billion of	Average net assets
	average net assets	average net assets	exceeding $1 billion
Large Cap Core Fund	0.70%	0.65%	0.60%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%

			Average net assets
Small & Mid Cap Fund			0.85%

		Next $1.25 billion
	First $1.25 billion of	to $2.5 billion of	Average net assets
	average net assets	average net assets	exceeding $2.5 billion
Large Cap Strategies Fund.	0.90%	0.85%	0.80%
Strategic Opportunities Fund	1.10%	1.05%	1.00%

BIM has retained Harding Loevner LP (“Harding Loevner”) (effective February 20, 2015) and Sands Capital Management, LLC (“Sands”) as sub-advisers to manage a segment of the Large Cap Strategies Fund. Harding Loevner and Sands are paid for their services directly by BIM.

BIM has retained Dimensional Fund Advisors LP (“Dimensional”), Champlain Investment Partners, LLC (“Champlain”) and Mondrian Investment Partners Limited (“Mondrian”) as sub-advisers to each manage segments of the Small & Mid Cap Fund. Dimensional, Champlain and Mondrian are paid for their services directly by BIM.

BIM has retained Franklin Advisers, Inc. (“Franklin”), BlackRock Financial Management, Inc. (“BlackRock”), Muzinich & Co., Inc. (“Muzinich”) and TPH Asset Management LLC (“TPH”) as sub-advisers to each manage a segment of the Strategic Opportunities Fund. Franklin, BlackRock, Muzinich and TPH are paid for their services directly by BIM.

B. Administration, Fund Accounting, Transfer Agent and Underwriting Fees. The Corporation, on behalf of each Fund, has entered into an administrative oversight, supervision and coordination services agreement (the “Administrative Agreement”) with Bessemer, pursuant to which Bessemer and Bessemer Trust Company (“BTCO”), an affiliate of BIM, provide certain non-advisory services to the Funds, such as the maintenance of records, the provision of supervisory personnel and the monitoring of the other non-advisory service providers. Under the Administrative Agreement, each Fund pays an annual fee of 0.03% of its average daily net assets for such services. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) acts as administrator, fund accounting agent and transfer agent for the Funds pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement, respectively. Certain Officers of the Funds are also employees of BNY Mellon.

The Corporation entered into an Underwriting Agreement with Foreside Funds Distributors LLC for the limited purpose of acting as statutory underwriter to facilitate the registration and distribution of shares of the Funds.

C. Distribution and Shareholder Servicing Fees. The Funds have adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services. Bessemer may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust

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companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from each of the Funds. Each Fund pays for shareholder support services an annual fee of 0.20% of its average daily net assets; however, with respect to the Fixed Income Fund and the Municipal Bond Fund, Bessemer has contractually committed to waive its shareholder servicing fee to the extent necessary to maintain a maximum shareholder servicing fee at 0.10% through October 31, 2017. The shareholder servicing fee commitment arrangements may be changed or terminated at any time with the approval of the Board. For the year ended October 31, 2015, Bessemer waived shareholder servicing fees in the amount of $585,259 with respect to the Fixed Income Fund and $1,321,814 with respect to the Municipal Bond Fund.

D. Custody Fees. The Large Cap Core Fund, Large Cap Strategies Fund, Fixed Income Fund and Municipal Bond Fund have each retained BTCO, a wholly-owned subsidiary of BGI, to serve as their custodian, and the Small & Mid Cap Fund has retained BTCO to serve as their co-custodian. Pursuant to the Funds’ Custody Agreements, BTCO is responsible for maintaining the custody of these Funds’ securities and cash. BTCO serves as custodian for the Small & Mid Cap Fund only with respect to equity securities of U.S. companies (other than exchange-traded funds) and securities in the form of depositary receipts directly managed by BIM, income, other payments and distributions issued with respect to such securities, proceeds of the sale of such securities, and cash, cash equivalents and money market instruments received and held by BTCO from time to time on behalf of the Small & Mid Cap Fund. For providing these services, BTCO receives a fee calculated and paid monthly at the annual rate of 0.075% of the average daily net assets of the non-U.S. investments for Large Cap Core Fund and Large Cap Strategies Fund and 0.015% of the average daily net assets of each of the Fixed Income Fund and Municipal Bond Fund or portion thereof for the Small & Mid Cap Fund and U.S. investments for Large Cap Core Fund and Large Cap Strategies Fund. The Strategic Opportunities Fund and the Subsidiary have retained Citibank, N.A. (“Citibank”) to serve as their custodian and the Small & Mid Cap Fund has retained Citibank to serve as its co-custodian. Citibank is responsible for maintaining the custody of these Funds’ securities and cash and assets of the Small & Mid Cap Fund managed by the sub-advisers. For providing these services, Citibank receives a fee from each Fund calculated daily and paid monthly based on safekeeping and transaction fees that vary by country.

E. Fee Waivers. BIM may voluntarily waive a portion of its advisory fee to limit the Funds’ total expenses. BIM may terminate this voluntary waiver at any time. BIM, however, does not have the ability to recapture fees currently being waived at a later date. BIM has contractually committed through October 31, 2017 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios, excluding fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses, if any, of the Large Cap Core Fund at 1.00%, the Large Cap Strategies Fund at 1.15%, the Small & Mid Cap Fund at 1.11%, the Strategic Opportunities Fund at 1.20%, the Fixed Income Fund at 0.70% and the Municipal Bond Fund at 0.70%. Any waiver amounts are disclosed in the Statements of Operations. For the year ended October 31, 2015, BIM waived $79,057 for the Large Cap Core Fund, $2,785,037 for the Small & Mid Cap Fund and $7,967,318 for the Strategic Opportunities Fund. The Fixed Income Fund and Municipal Bond Fund had shareholder servicing fee waivers of $585,259 and $1,321,814, respectively. The contractual advisory fee waivers and the shareholder servicing fee waivers may be changed or terminated at any time with the approval of the Board.

F. Board of Directors’ Fees. Each Director who is not an “interested person” of the Corporation (as that term is defined under the 1940 Act) (each, an “Independent Director”) receives from the Funds a total annual retainer of $120,000 (plus $50,000 for serving as the Board’s Chairperson, $10,000 as the Board’s Vice Chairperson, $20,000 as the Audit Committee Chairperson, $10,000 as the Pricing Committee Liaison and $10,000 each as the Nominating Committee Chairperson and the Governance Committee Chairperson) and receives for attendance at Board and committee meetings the following:

	Noticed to be In-Person (whether participating by phone or in-person)	Noticed to be telephonic
Regular Board Meeting	$9,000	$4,500
Special Board Meeting	6,000	3,000
Audit Committee Meeting	5,000	2,500
Nominating Committee Meeting	5,000	2,500
Governance Committee Meeting	5,000	2,500

Each Independent Director is reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board and any Board committee. Directors who are not Independent Directors, officers or employees of BIM and BNY Mellon do not receive compensation from the Funds. Fees paid are allocated to the Funds on a pro rata basis based on net assets.

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G. Interest Expense. When cash balances are overdrawn, the Funds are charged by BTCO an overdraft fee equal to 2.25% above the federal funds rate on outstanding balances. Citibank, N.A. charges 2.00% above the London InterBank Offered Rate for any overdrawn cash balances. These amounts, if any, are included in “interest expense” in the Statements of Operations when such expenses are incurred.

8.	Securities Transactions:

Investment transactions for the year ended October 31, 2015, excluding short-term investments and U.S. Government securities, were as follows:

	Purchases	Sales
Large Cap Core Fund	$597,888,001	$460,972,835
Large Cap Strategies Fund	8,969,658,431	8,111,266,698
Small & Mid Cap Fund	2,799,722,267	3,752,490,357
Strategic Opportunities Fund (Consolidated)	3,030,810,060	2,313,660,015
Fixed Income Fund	399,282,624	388,159,611
Municipal Bond Fund	455,747,478	405,311,522

Purchase and sales of U.S. Government Securities, excluding those with maturity of one year or less during the year ended October 31, 2015 were as follows:

	Purchases	Sales
Fixed Income Fund	$190,925,114	$127,564,144
Municipal Bond Fund	57,380,098	—

9.	Federal Income Taxes:

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions from net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Federal income tax regulations differ from accounting principles generally accepted in the U.S.; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character within the components of net assets in the Statements of Assets and Liabilities. These permanent differences primarily arise from paydowns, real estate investment trusts, passive foreign investment companies, partnerships, utilization of earnings and profits on shareholder redemptions and the tax treatment of foreign currency gains/losses. Financial records are not adjusted for temporary differences. Temporary differences primarily arise from the tax treatment of wash sales, passive foreign investment companies, and index options.

Permanent differences as of October 31, 2015, were as follows:

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Net Realized Gains	Net Unrealized Appreciation (Depreciation)	Increase/ (Decrease) Paid-in-Capital
Large Cap Core Fund	$(93,734)	$93,734	$—	$—
Large Cap Strategies Fund	(13,447,813)	13,447,813	—	—
Small & Mid Cap Fund	20,047,579	(96,499,886)	76,452,307	—
Strategic Opportunities Fund	36,294,784	(38,896,307)	—	2,601,523
Fixed income Fund	1,687,283	(1,687,284)	1	—

By investing in the Subsidiary, the Strategic Opportunities Fund will gain exposure to commodities and commodity-linked instruments within the limits of Subchapter M of the Code.

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The Funds may be subject to taxes imposed by other countries in which they invest. Such taxes are generally based on income earned as well as capital gains and in certain situations, unrealized gains. These taxes are accrued and applied to net investment income, net realized gains and unrealized gains, if applicable, as such income and/or gains are earned.

The Funds may also be subject to capital gains tax in India on gains realized upon the sale of Indian securities. The Funds may accrue a deferred tax liability for unrealized gains on India, Indonesia and Pakistan securities based on existing tax rates and holding periods of the securities. As of October 31, 2015, the Large Cap Strategies Fund, the Small & Mid Cap Fund and the Strategic Opportunities Fund recorded liabilities of $145,571, $129,465 and $86,321, respectively, in the Statements of Assets and Liabilities as an estimate for potential future India, Indonesia and Pakistan capital gain taxes.

The tax character of distributions from the Funds during the year ended October 31, 2015 was as follows (amounts in thousands):

	Large Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Fund	Strategic Opportunities Fund	Fixed Income Fund	Municipal Bond Fund
Distributions paid from:
Ordinary Income	$13,732	$92,723	$48,279	$219,097	$7,735	$201
Net Long Term Capital Gains	44,984	324,270	558,353	199,203		5,449
Total Taxable Distributions	58,716	416,993	606,632	418,300	7,735	5,650
Tax Exempt Distributions	—	—	—	—	—	16,353
Total Distributions Paid	$58,716	$416,993	$606,632	$418,300	$7,735	$22,003

The tax character of distributions from the Funds during the year ended October 31, 2014 was as follows (amounts in thousands):

	Large Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Fund	Strategic Opportunities Fund	Fixed Income Fund	Municipal Bond Fund
Distributions paid from:
Ordinary Income	$12,895	$66,469	$63,156	$230,891	$9,651	$9
Net Long Term Capital Gains	—	—	378,595	109,555	1,053	3,570
Total Taxable Distributions	12,895	66,469	441,751	340,446	10,704	3,579
Tax Exempt Distributions	—	—	—	—	—	15,607
Total Distributions Paid	$12,895	$66,469	$441,751	$340,446	$10,704	$19,186

The difference in classification between the amounts reflected above and the Statements of Changes in Net Assets is primarily due to short-term capital gain distributions.

As of and during the period ended October 31, 2015, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The statute of limitation on each Fund’s U.S. federal income tax returns remains open for each of the four years ended October 31, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

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Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2015

At October 31, 2015, the components of accumulated earnings/(deficits) on a tax basis were as follows:

	Large Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Fund	Strategic Opportunities Fund	Fixed Income Fund	Municipal Bond Fund
Undistributed Tax Exempt Income	$—	$—	$—	$—	$—	$1,689,877
Undistributed Ordinary Income	11,661,215	92,840,697	37,134,010	87,550,794	663,511	363,007
Undistributed Realized Capital Gains	13,076,168	212,412,994	228,197,940	128,106,546	—	1,052,548
Accumulated Earnings	24,737,383	305,253,691	265,331,950	215,657,340	663,511	3,105,432
Other Accumulated Earnings	—	—	—	—	—	—
Deferred Qualified Late-Year Losses	—	—	—	—	—	—
Capital Loss Carryforwards	—	—	—	—	(4,613,007)	—
Unrealized Appreciation/Depreciation	75,265,640	1,812,696,596	1,101,227,212	19,026,222	13,385	26,070,661
Other Temporary Differences	—	—	—	(36,952)	—	—
Total Accumulated Earnings/(Deficits)	$100,003,023	$2,117,950,287	$1,366,559,162	$234,646,610	$(3,936,111)	$29,176,093

As of October 31, 2015, the Fixed Income Fund had a long-term capital loss carryforward of $4,613,007 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character.

The capital loss carryforward will reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Under current tax law, ordinary losses incurred after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

10.	Commitments

The Strategic Opportunities Fund may invest in floating rate loan interests. In connection with these investments, the Strategic Opportunities Fund may also enter into bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Strategic Opportunities Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of October 31, 2015, the Strategic Opportunities Fund had no outstanding bridge loan commitments. In connection with these commitments, the Strategic Opportunities Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

12.	Additional Tax Information (Unaudited)

Qualified Dividend Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2015, as Qualified Dividend Income (“QDI”) as defined in the Code as follows:

Large Cap Core Fund	100.00%
Large Cap Strategies Fund	100.00%
Small & Mid Cap Fund	100.00%
Strategic Opportunities Fund	8.98%

Qualified Interest Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2015, as Qualified Interest Income as defined in the Code as follows:

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October 31, 2015

Large Cap Core Fund	0.01%
Large Cap Strategies Fund	0.06%
Small & Mid Cap Fund	0.03%
Strategic Opportunities Fund	49.61%
Fixed Income Fund	91.31%
Municipal Bond Fund	1.06%

Dividends Received Deduction (Unaudited)

For the fiscal year ended October 31, 2015, the following percentage of income dividends paid by the Funds qualifies for the Dividends Received Deduction available to corporations:

Large Cap Core Fund	59.07%
Large Cap Strategies Fund	100.00%
Small & Mid Cap Fund	54.52%
Strategic Opportunities Fund	5.74%

Long Term Capital Gain Dividends (Unaudited)

The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2015 as follows:

Large Cap Core Fund	$44,983,869
Large Cap Strategies Fund	324,269,763
Small & Mid Cap Fund	629,500,159
Strategic Opportunities Fund	199,203,307
Municipal Bond Fund	5,448,869

U.S. Government Income (Unaudited)

The percentages of the ordinary income dividends paid by the Funds during the fiscal year ended October 31, 2015 which were derived from U.S. Treasury securities were as follows:

Large Cap Core Fund	0.05%
Large Cap Strategies Fund	0.00%
Small & Mid Cap Fund	0.01%
Strategic Opportunities Fund	0.00%
Fixed Income Fund	28.23%
Municipal Bond Fund	19.42%

Tax Exempt Distributions (Unaudited)

The Municipal Bond Fund designates $16,353,374 as tax exempt dividends paid for the fiscal year ended October 31, 2015.

163

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Old Westbury Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Old Westbury Funds, Inc. (comprising, respectively, Large Cap Core Fund, Large Cap Strategies Fund, Small & Mid Cap Fund, Strategic Opportunities Fund (consolidated), Fixed Income Fund, and Municipal Bond Fund (collectively, the “Funds”)), including the portfolios of investments of Large Cap Core Fund, Large Cap Strategies Fund, Strategic Opportunities Fund (consolidated), Fixed Income Fund, and Municipal Bond Fund and the condensed portfolio of investments of Small & Mid Cap Fund, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Old Westbury Funds, Inc. at October 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2015

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Old Westbury Funds, Inc.
Directors and Officers of Old Westbury Funds, Inc. (Unaudited)

Independent and Interested Directors. The following table sets forth certain information with respect to the Directors of the Corporation, each of which, under current Board policy, may serve until the end of the calandar year during which he or she reaches the applicable mandatory retirement age established by the Board.

Name, Address, and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Serves as a Director of the Corporation	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships[1] Held by Director During Past 5 Years
Interested Director

Jeffrey J. Glowacki[2] 10250 Constellation Boulevard, Suite 2600 Los Angeles, CA 90067 Age: 48	Director	Indefinite term; 3 Years	Managing Director and Western Region Head, Bessemer Trust Company, N.A. (since January 1, 2014); Managing Director and Senior Resident Officer of Bessemer Trust Company, N.A. (2005 - 2013)	6	0

Independent Directors

Eugene P. Beard 630 Fifth Avenue New York, NY 10111 Age: 80	Chairperson & Director	Indefinite term; 17 Years	Chairman and Chief Executive Officer, Westport Asset Fund, Inc.	6	4[3]

Patricia L. Francy 630 Fifth Avenue New York, NY 10111 Age: 70	Vice Chairperson & Director	Indefinite term; 11 Years	Director, various corporate, not-for-profit and foundation boards.	6	1[4]

J. David Officer 630 Fifth Avenue New York, NY 10111 Age: 67	Director	Indefinite term; 4 Years	Independent Director, various investment companies, not-for profit boards; Consultant Fidelity (2011); Pershing LLC (2010).	6	12[5]

Alexander Ellis III 630 Fifth Avenue New York, NY 10111 Age: 66	Director	Indefinite term; 2 Year	General Partner, Rockport Capital Partners (2000-Present).	6	1[6]
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Directors and Officers of Old Westbury Funds, Inc. (Unaudited) - (Continued)

[1]	Directorships held during the last five years in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[2]	Directors who are or may be deemed “interested persons” (as defined under the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Glowacki is deemed an Interested Director by virtue of his positions as Managing Director and Western Region Head of Bessemer Trust Company, N.A.
[3]	Mr. Beard serves, or has served, as Director of the following entities: Cambridge Solutions PLC., Huntsworth PLC., Marc USA Corp., One to One Interactive, Inc., Cambridge Technology, Inc., BBH Fund, Inc., BBH Trust, BBH US Money Market Portfolio, BBH Common Settlement Fund, BBH Common Settlement Fund II, Mattel, Inc., and Catalina Marketing Corporation.
[4]	Ms. Francy serves as Director of Siebert Financial Corp.
[5]	Mr. Officer serves, or has served, as Director of the following entities: DBX ETF Trust (5), Dreyfus Transfer, Inc.; Dreyfus Service Organization, Inc.; Seven Six Seven Agency, Inc.; Mellon Residential Funding Corp.; Mellon United National Bank; Dreyfus Fund International Limited; Man Long Short Fund; GLG International Small Cap Fund; BNY Mellon Funds Trust; Ilex Partners (Asia) LLC; and The Dreyfus Corporation.
[6]	Mr. Ellis serves as Director of Clean Diesel Technologies Inc.
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Directors and Officers of Old Westbury Funds, Inc. (Unaudited) - (Continued)

Officers. The table below sets forth certain information with respect to the Officers of the Corporation:

Name, Address, and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served as an Officer of the Corporation	Principal Occupation(s) During Past 5 Years

David W. Rossmiller 630 Fifth Avenue New York, NY 10111 Age: 57	President & Chief Executive Officer	Indefinite; 3 Years	Managing Director and Head of Fixed Income, Bessemer Trust Company, N.A. (Since 2010).

Steven L. Williamson 630 Fifth Avenue New York, NY 10111 Age: 62	Chief Legal Officer	Indefinite; 12 Years	Managing Director and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (Since 2007).

Matthew A. Rizzi 630 Fifth Avenue New York, NY 10111 Age: 42	Vice President Treasurer	Indefinite; 1 Year 1 Year	Principal and Head of Trust Accounting and Fees, Bessemer Trust Company, N.A. (Since 2015); Senior Vice President and Head of Trust Accounting, Bessemer Trust Company, N.A. (2007-2014).

Nicola R. Knight 630 Fifth Avenue New York, NY 10111 Age: 52	Chief Compliance Officer Assistant Secretary	Indefinite; Since March 2015 6 Years	Principal and Associate General Counsel of Bessemer Trust Company, N.A. (Since 2007).

Richard Murtagh 630 Fifth Avenue New York, NY 10111 Age: 54	Vice President & Assitant Treasurer	Indefinite; 1 Year	Principal, Managing Director and Corporate Controller, Bessemer Trust Company, N.A. (Since 2010).
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Directors and Officers of Old Westbury Funds, Inc. (Unaudited) - (Continued)

Name, Address, and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served as an Officer of the Corporation	Principal Occupation(s) During Past 5 Years

David Schwart 801 Brickell Avenue Suite 2250 Miami, FL 33131 Age: 45	Anti-Money Laundering Compliance Officer	Indefinite; Since June 2015	Vice President & Associate Director of Bank Compliance, Bessemer Trust Company, N.A. (Since April 2013); Vice President & Internal Audit Manager, BNP Paribas (2009 to March 2013).

Andrew J. McNally 760 Moore Road King of Prussia, PA 19406 Age: 44	Vice President Assistant Treasurer	Indefinite; 9 Years 6 Years	Vice President and Senior Director of Fund Accounting & Administration, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (financial services company) (Since 2007).

Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Age: 45	Assistant Treasurer	Indefinite; 9 Years	Senior Manager of NAV Operations, BNY Mellon (Since 2008)

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 Age: 45	Secretary	Indefinite; Since October 2015	Vice President and Manager of BNY Mellon (Since 2010).

The Statement of Additional Information (“SAI”) includes additional information about the Corporation’s Directors and Officers and is available upon request, without charge. To obtain a copy of the SAI, please call (800) 607-2200.

168

Additional Information (Unaudited)

Information on Proxy Voting:

The Funds’ proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information on Form N-Q:

The Funds provide a complete list of the Funds’ holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the Schedule of Investments appear in the Funds’ semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the Schedule of Investments with the SEC on Form N-Q. Shareholders can obtain the Funds’ Form N-Q (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the SEC’s website at http://www.sec.gov. The Fund’s N-Q may be reviewed or copied at the SEC Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

169

Old Westbury Funds, Inc.
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)

At a meeting held on July 22, 2015, the Board of Directors (the “Board” or the “Directors”) of Old Westbury Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) of any party to the agreements defined below (“Independent Directors”), unanimously approved the continuation of the following investment advisory and sub-advisory agreements (collectively, the “Agreements”): (1) an investment advisory agreement between Bessemer Investment Management LLC (“BIM” or the “Adviser”) and the Corporation on behalf of Old Westbury Large Cap Core Fund (“Large Cap Core Fund”), Old Westbury Large Cap Strategies Fund (“Large Cap Strategies Fund”), Old Westbury Small & Mid Cap Fund (“Small & Mid Cap Fund”), Old Westbury Strategic Opportunities Fund (“Strategic Opportunities Fund”), Old Westbury Fixed Income Fund (“Fixed Income Fund”), and Old Westbury Municipal Bond Fund (“Municipal Bond Fund”) (each, a “Fund” and, collectively, the “Funds”), (2) a sub-advisory agreement among BIM, Dimensional Fund Advisors LP (“Dimensional”) and the Corporation on behalf of the Small & Mid Cap Fund, (3) a sub-advisory agreement among BIM, Champlain Investment Partners, LLC (“Champlain”) and the Corporation on behalf of the Small & Mid Cap Fund, (4) a sub-advisory agreement among BIM, Mondrian Investment Partners Limited (“Mondrian”) and the Corporation on behalf of the Small & Mid Cap Fund, (5) a sub-advisory agreement among BIM, Franklin Advisers, Inc. (“Franklin”) and the Corporation on behalf of the Strategic Opportunities Fund, (6) a sub-advisory agreement among BIM, BlackRock Financial Management, Inc. (“BlackRock”) and the Corporation on behalf of the Strategic Opportunities Fund, (7) a sub-advisory agreement among BIM, Sands Capital Management, LLC (“Sands”) and the Corporation on behalf of the Large Cap Strategies Fund, and (8) a sub-advisory agreement among BIM, Muzinich & Co, Inc. (“Muzinich” and, collectively with Dimensional, Champlain, Mondrian, Franklin, BlackRock, and Sands, the “Sub-Advisers”) and the Corporation on behalf of the Strategic Opportunities Fund. At both the meeting of the Board held on July 22, 2015 and the meeting of the Board held on April 21, 2015, the Board had requested and received substantial information regarding the Adviser, each of the Sub-Advisers, and the Agreements, as well as related matters pertaining to the fee rates charged and services provided by affiliated service providers. The Directors reviewed detailed due diligence questionnaires from BIM and each of the Sub-Advisers, as well as substantial information concerning, among other things, each Fund’s performance, comparative fee and expense information as well as information regarding BIM and each of the Sub-Advisers relating to their respective organizations, compliance and regulatory processes and programs and financial conditions. The Directors also discussed and considered economies of scale and how the Adviser shared those economies with the Funds’ shareholders. The Board received and discussed information concerning BIM’s and each Sub-Adviser’s performance, the use of affiliated brokers to execute transactions, the use of soft dollars, best execution, portfolio manager compensation, and whether there are any other direct or indirect benefits received by the Adviser or Sub-Adviser in managing the Funds. In addition, the Adviser supplied the Directors with additional information concerning its estimated profitability from managing the Funds. Moreover, the Board had received and considered materials and presentations throughout the course of the year relating to the investment management, performance and operation of the Funds.

The Board considered information about BIM and the Sub-Advisers, the performance of the Funds and certain additional factors described above and below that it deemed relevant. The following summary details the materials and factors that the Board considered, among others, and the conclusions they reached, in approving the continuance of the Agreements.

(1) The nature, extent and quality of services provided by the Adviser and Sub-Advisers.

The Board considered the scope and quality of services provided by the Adviser and Sub-Advisers, particularly the qualifications, capabilities and experience of the investment, operational, compliance, legal and other personnel who are responsible for providing services to the Funds. The Board also considered the fact that the Adviser and Sub-Advisers pay the costs of all investment and management facilities necessary for the efficient conduct of their respective services. The Board further considered the role and efforts of the Adviser in providing oversight of the various Sub-Advisers for the Funds, including in overseeing the service of, and in monitoring the performance of, each Sub-Adviser, as well as determining the appropriate allocation of assets to Sub-Advisers. The Board also considered the Adviser’s role in making recommendations to the Board regarding retaining or replacing Sub-Advisers where appropriate and in conducting the necessary searches and due diligence of prospective new sub-advisers. In this regard, the Board noted the information that it had received regarding the Adviser’s on-going due diligence with respect to each Sub-Adviser, including the Adviser’s review of, among other things, each Sub-Adviser’s investment process, compliance program and performance. The Board also considered the role of the Pricing Committee in the valuation of the Funds’ portfolio instruments, including its role in determining fair values for securities pursuant to the Corporation’s Valuation Policies, as well as its role in selecting and monitoring pricing service providers and, foreign fair value service providers.

In addition, the Board considered that the Adviser manages the overall investment program of the Funds and that the Adviser keeps the Board informed of important developments affecting the Funds, both in connection with the Board’s annual review of the Advisory and Sub-Advisory Agreements and at each Board meeting. The Board also noted that it received in-person reports from each Sub-Adviser throughout the year. The Board evaluated these factors based on its direct experience with the

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Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited) - (Continued)

Adviser, and in consultation with Counsel to the Corporation and Counsel to the Independent Directors, as well as Counsel to the Independent Directors alone. The Board also considered the Adviser’s effectiveness in ensuring that the Funds are in compliance with their respective investment policies and restrictions and the requirements of the 1940 Act and related securities regulations. The Board further noted the Adviser’s and its affiliates’ efforts to oversee the Funds’ other service providers, including those providing administrative, accounting and custodial services.

Based on these factors, as well as other factors discussed herein, the Board concluded that the nature, quality and extent of services provided by the Adviser and Sub-Advisers have been and continue to be satisfactory.

(2) The performance of the Funds and the Adviser and Sub-Advisers.

The Board’s analysis of the Funds’ performance included the discussion and review of the performance data of each of the Funds against securities benchmarks as well as against a competitive group of similar funds, based on, in part, information provided by an independent, third-party mutual fund data provider. The Board considered that for some Funds, like the Strategic Opportunities Fund, the investment strategy employed by the Fund was distinct from any securities benchmark and was different than that employed by other funds, making performance comparisons against benchmarks and industry peers difficult or less meaningful. The Board reviewed comparative performance over long-, intermediate- and short-term periods. In reviewing performance, the Board placed greater emphasis on longer term performance than on shorter term performance, taking into account that over short periods of time underperformance may be transitory. The Board also considered the performance of the Funds in the context of whether the Funds were meeting the expectations of the clients invested in the Funds. In this regard, the Board considered that the Fixed Income Fund and the Municipal Bond Fund were designed as conservative investment products and that clients were most interested in capital preservation when investing in those particular Funds. As a result, the Board determined that the Fixed Income Fund and Municipal Bond Fund appeared to be meeting their investment objectives even though both Funds had underperformed their competitive peer groups in recent years.

The Board considered the performance of each of the Sub-Advisers both against comparative benchmarks as well as against similarly managed accounts managed by such Sub-Adviser. In this regard, the Board noted that the recent underperformance by certain Sub-Advisers was the result of a very short period of underperformance and that otherwise performance was competitive. When reviewing Sub-Adviser performance against similarly managed accounts, the Board considered, among other things, differences in the nature of such accounts from a regulatory and tax perspective and differences in the investment mandate from that of the Funds. In evaluating the Funds’ performance, the Board also considered the principal role of the Funds as part of the asset allocation strategy for client accounts maintained by Bessemer and its affiliates.

(3) The cost of the advisory and sub-advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the level of the advisory and sub-advisory fees, the Board considered a number of factors. The Board’s analysis of each Fund’s advisory fees and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of each Fund compared to a peer group of similar funds and noted that each Fund’s advisory fee and expenses were generally in line with those of their representative group. The Board also noted the applicable advisory fee breakpoints as well as the Adviser’s contractual commitment to waive advisory fees for certain of the Funds. Additionally, the Board considered the Adviser’s profitability. With respect to the sub-advisory agreements with the Sub-Advisers, the Board noted that the Sub-Advisers’ fees were paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of the Sub-Advisers. The Board noted that Sub-Advisory fee levels were arrived at pursuant to an arms-length negotiation between the Adviser and each Sub-Adviser. The Board also considered fee data from the Sub-Advisers with respect to similarly managed accounts and considered the relevance of differences in the services provided to separate accounts as they relate to differences in the fees charged in connection with the Funds.

Based on this analysis as well as other factors described herein, including the fact that the Funds are intended principally to satisfy asset allocation requirements of client accounts maintained by Bessemer and its affiliates, the Board concluded that the advisory fee schedule for each Fund was fair and reasonable in light of the quality of services provided by the Adviser and Sub-Advisers.

(4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

The Board considered the information provided by the Adviser relating to economies of scale. In this regard, the Board noted the current advisory fee breakpoint levels at $500 million and $1 billion with respect to Large Cap Core Fund, Fixed Income

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Fund and Municipal Bond Fund, and at $1.25 billion and $2.5 billion for the Strategic Opportunities Fund and Large Cap Strategies Fund. The Board also considered the experience of the Adviser in managing the Funds, as well as the Adviser’s profitability analysis. With respect to the Small & Mid Cap Fund, the Board determined that it would continue to monitor whether breakpoints would be appropriate should this Fund continue to grow in size. The Board also noted other areas where each Fund may share in economies of scale, including through potential lower fees charged by third-party service providers based on the combined size of the Funds.

(5) Ancillary benefits and other factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser, the Sub-Advisers and their affiliates from the management of the Funds (such as soft-dollar credits), including the ability to market their advisory services for similar products in the future. In addition, the Board discussed the compensation payable by the Funds to affiliates of the Adviser for other services including administrative services, shareholder servicing and custody. The Board considered comparative information relating to the fees charged for these services and reviewed reports from the Adviser and its affiliates regarding their capabilities and experience in providing these services. The Board also discussed the use of the Funds as asset allocation investment vehicles for clients of Bessemer and its affiliates, with the resulting expectation that the asset sizes of the Funds would grow as Bessemer’s client base grows. The Board concluded that advisory and sub-advisory fees were reasonable in light of these fall-out benefits.

Conclusion:

The Board, including all of the Independent Directors, concluded that the fees payable under the Investment Advisory Agreement and Sub-Advisory Agreements were fair and reasonable with respect to the services that BIM and each Sub-Adviser provides, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Counsel to the Independent Directors, as well as Counsel to the Corporation, in making this determination.

172

Old Westbury Funds, Inc.
Approval of New Sub-Advisory Agreement with TPH Asset Management LLC (Unaudited)

At a meeting held on July 22, 2015, the Board of Directors including the Independent Directors unanimously approved a new Sub-Advisory Agreement among Bessemer Investment Management LLC (“BIM” or the “Adviser”), TPH Asset Management LLC (“TPH”) and the Corporation on behalf of the Old Westbury Strategic Opportunities Fund (the “Fund”) (the “Sub-Advisory Agreement”). The Board noted that, as a key threshold matter, the fees payable to TPH under the Sub-Advisory Agreement would be paid by the Adviser from the advisory fees that it receives from the Fund.

In approving the Sub-Advisory Agreement with TPH, the Board considered the overall fairness of the Sub-Advisory Agreement and whether the Sub-Advisory Agreement was in the best interests of the Fund. The Board noted that it had received and reviewed information from the Adviser with respect to TPH at the July 22, 2015 meeting. The Board also noted that it had received and reviewed substantial information regarding TPH, and the services to be provided by TPH to the Fund under the Sub-Advisory Agreement. This information, which included a detailed due diligence questionnaire from TPH, as well as information concerning its organization, compliance program and financial condition, formed, in part, the primary (but not exclusive) basis for the Board’s determinations. The Board also noted that the Independent Directors had met in executive session with their counsel and counsel to the Corporation, as well as with the Adviser to discuss the Adviser’s recommendation regarding TPH’s appointment. During the executive session, the Independent Directors reviewed their legal responsibilities in approving the Sub-Advisory Agreement and discussed materials and other information provided to them. The Board concluded that they had received adequate information to make a reasonable determination with respect to the approval of the Sub-Advisory Agreement.

The Board’s conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor.

The following summary details the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the proposed Sub-Advisory Agreement.

(1) The nature, extent and quality of services to be provided by TPH.

The Board considered the scope and quality of services to be provided by TPH, including the fact that TPH pays the costs of all investment and management facilities necessary for the efficient conduct of its services. The Board also considered, among other things, the qualifications and experience of the individual portfolio managers responsible for managing TPH’s portion of the Fund, as well as the compliance, operational and trading capabilities of TPH.

Based on these considerations, as well as those discussed below, the Board concluded that the nature, extent and quality of services to be provided by TPH were satisfactory.

(2) The performance of TPH.

The Board considered the performance data provided by TPH with respect to other accounts and determined that, while TPH had begun managing this strategy only in 2013, since that time it had demonstrated an ability to appropriately manage assets in the style expected to be used by TPH in connection with the Fund.

(3) The cost of the advisory services and comparative fee rates.

The Board noted that TPH’s fee would be paid entirely by BIM. The Directors reviewed the level of the proposed fee against a number of different benchmarks and peer comparisons. Based on these considerations, as well as other factors described herein, the Board, including all of the Independent Directors, concluded that TPH’s sub-advisory fee was fair and reasonable in light of the quality of services to be provided by TPH.

(4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

The Board discussed whether any economies of scale would be realized with respect to the management of the Fund and whether the Fund would benefit from any such economies of scale. The Board noted in this regard that the proposed sub-advisory fee contained breakpoints and that BIM would bear TPH’s sub-advisory fee. The Directors undertook to continue to monitor the appropriateness of the sub-advisory fee, taking into account the potential impact of economies of scale, as the mandate grew.

173

Old Westbury Funds, Inc.
Approval of New Sub-Advisory Agreement with TPH Asset Management LLC (Unaudited) - (Continued)

(5) Ancillary benefits and other factors.

In addition to the above factors, the Board also discussed whether there were other benefits received by BIM, TPH, or their affiliates, from TPH’s relationship with the Fund. The Board concluded that any such fall-out benefits (such as soft dollar-credits) resulting from the proposed engagement of TPH were such that it did not affect the Board’s conclusion that the proposed sub-advisory fee was reasonable.

Conclusion:

The Board, including all of the Independent Directors, concluded that the fee to be paid to TPH under the Sub-Advisory Agreement was fair and reasonable with respect to the services that TPH would provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Counsel to the Independent Directors, as well as Counsel to the Corporation, in making this determination.

174

Investment Adviser:

Bessemer Investment Management LLC

630 Fifth Avenue

New York, NY 10111

(212) 708-9100

Distributor:

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodians:

Bessemer Trust Company

100 Woodbridge Center Drive

Woodbridge, NJ 07095

Citibank, N.A.

388 Greenwich Street

New York, NY 10013

Administrator:

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Independent Registered Public Accounting Firm:

Ernst & Young LLP

5 Times Square

New York, NY 10036

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Bessemer Investment Management LLC and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report.

Cusip 680414307

Cusip 680414604

Cusip 680414109

Cusip 680414406

Cusip 680414505

Cusip 680414802

(A21-AR2015)

(12/15)

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

The Code of Ethics for Principal Executive and Principal Financial Officers is attached as an Exhibit under Item 12 (a)(1).

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee and those persons (Patricia L. Francy and J. David Officer) are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $792,000 in 2015 and $810,224 in 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $13,957 in 2015 and $6,857 in 2014. Fees for both 2015 and 2014 relate to the review of financial statement data incorporated in the Funds periodic N-1A filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $250,577 in 2015 and $218,344 in 2014. Fees for both 2015 and 2014 relate to the review of federal income and excise tax returns, review of capital gains distribution calculations and certain global tax compliance services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $51,800 in 2015 and $49,852 in 2014. Fees for both 2015 and 2014 relate to the review of holdings for the Funds affiliated custodian under Rule 17f-2 and regulatory reporting for OWF Real Return Fund Ltd. in 2014 and regulatory reporting for OWF Strategic Opportunities Fund Ltd. in 2015.

(e)	(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Before an auditor is engaged by the Funds to render audit services, the Audit Committee reviews and approves the engagement, including all related fees. The Audit Committee also reviews and approves in advance, unless excepted under Rule 2-01(c)(7) of Regulation S-X, any proposal that the Funds employ their auditor to render “permissible non-audit services” to the Funds, including all related fees. In addition, the Audit Committee reviews and approves in advance, unless excepted under Rule 2-01(c)(7) of Regulation S-X, any proposal that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds, employ the Funds’ Auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Audit Committee considers whether the provision of such services does not impact the Auditor’s independence.

(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $302,377 in 2015 and $268,196 in 2014.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of reporting period for the Old Westbury Small & Mid Cap Fund is listed below. The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Old Westbury Large Cap Core Fund, Old Westbury Large Cap Strategies Fund, Old Westbury Strategic Opportunities Fund, Old Westbury Fixed Income Fund and Old Westbury Municipal Bond Fund are included as part of the report to shareholders filed under Item 1 of this form.

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments	October 31, 2015

Shares		Value
COMMON STOCKS — 93.8%
AUSTRALIA — 1.6%
29,208	Acrux Ltd.	$15,309
135,571	Adelaide Brighton Ltd.	405,071
69,555	AED Oil Ltd.(b)(c)(d)	0
34,185	Ainsworth Game Technology Ltd.	77,520
119,863	Alcyone Resources Ltd.(b)(c)(d)	17
155,615	ALS Ltd.	571,490
13,518	Altium Ltd.	43,379
620,028	Alumina Ltd.	479,723
32,208	Amalgamated Holdings Ltd.	321,545
32,227	Ansell Ltd.	462,379
14,818	AP Eagers Ltd.	112,747
298,227	APN News & Media Ltd.(d)	109,523
48,666	Aquarius Platinum Ltd.(d)	8,502
4,250	Arb Corp Ltd.	44,824
129,172	Aristocrat Leisure Ltd.	858,488
1,547,765	Arrium Ltd.	110,371
455,767	Asciano Ltd.	2,665,057
76,846	ASG Group Ltd.(d)	60,279
18,459	ASX Ltd.	542,583
14,463	Atlas Iron Ltd.	289
82,510	Ausdrill Ltd.	20,299
253,296	Ausnet Services	261,003
28,194	Austal Ltd.	45,840
17,417	Austbrokers Holdings Ltd.	116,624
188,262	Australian Agricultural Co. Ltd.(d)	202,717
141,784	Australian Pharmaceutical Industries Ltd.	200,190
97,516	Automotive Holdings Group Ltd.	295,539
156,976	Bank of Queensland Ltd.	1,463,048
636,439	Beach Energy Ltd.	290,460
11,095	Bega Cheese Ltd.	45,889
352,728	Bendigo & Adelaide Bank Ltd.	2,691,371
163,094	Billabong International Ltd.(d)	85,482
2,067	Blackmores Ltd.	247,141
183,375	BlueScope Steel Ltd.	583,210
385,623	Boral Ltd.	1,482,182
15,029	Breville Group Ltd.	70,412
17,433	Brickworks Ltd.	180,629
17,980	BT Investment Management Ltd.	146,294
53,909	Cabcharge Australia Ltd.	108,408
279,117	Carnarvon Petroleum Ltd.(d)	23,885
16,047	carsales.com Ltd.	112,142
129,012	Cash Converters International Ltd.	47,379
9,912	Cedar Woods Properties Ltd.	29,687
80,706	Challenger Ltd.	473,648
3,919,941	Charter Hall Retail REIT	11,852,097
18,195	Cimic Group Ltd.	359,662
84,396	Coal of Africa Ltd.(d)	3,129
108,165	Coca-Cola Amatil Ltd.	702,676
14,586	Cochlear Ltd.	925,192
Shares		Value
AUSTRALIA (continued)
119,759	Coffey International Ltd.(d)	$35,013
10,611	Collins Foods Ltd.	26,635
85,798	Computershare Ltd.	661,382
6,689	Corporate Travel Management Ltd.	53,757
2,733,399	Costa Group Holdings Ltd.(d)	4,541,599
14,117	Credit Corp. Group Ltd.	88,286
30,098	CSG Ltd.	34,555
302,614	CSR Ltd.	597,749
23,943	Dick Smith Holdings Ltd.	11,866
15,520	Domino’s Pizza Enterprises Ltd.	517,396
258,769	Downer EDI Ltd.	655,074
46,652	Drillsearch Energy Ltd.(d)	26,281
132,240	DUET Group	222,548
51,932	DuluxGroup Ltd.	218,493
399,693	Echo Entertainment Group Ltd.	1,456,456
13,853	Elders Ltd.(d)	42,280
307,875	Emeco Holdings Ltd.(d)	12,075
37,250	Energy Resources of Australia Ltd.(d)	9,031
48,647	Energy World Corp. Ltd.(d)	8,673
17	Equity Trustees Ltd.	280
6,453	ERM Power Ltd.	7,547
458,102	Evolution Mining Ltd.	458,974
775,588	Fairfax Media Ltd.	522,652
43,260	FAR Ltd.(d)	2,560
16,777	Finbar Group Ltd.	13,758
1,598	Fleetwood Corp. Ltd.(d)	1,761
9,044	Flight Centre Travel Group Ltd.	244,750
23,059	Folkestone Education Trust REIT	36,504
397,219	Fortescue Metals Group Ltd.	592,006
18,176	G.U.D. Holdings Ltd.	104,209
6,608	G8 Education Ltd.	14,136
57,126	GrainCorp Ltd. - Class A	368,665
16,663	Greencross Ltd.	74,384
66,510	GWA Group Ltd.	117,622
28,670	Hansen Technologies Ltd.	62,560
241,775	Harvey Norman Holdings Ltd.	686,190
1,000	HFA Holdings Ltd.	2,032
28,596	Hills Ltd.	8,870
12,050	IMF Bentham Ltd.	12,374
463,090	Incitec Pivot Ltd.	1,304,405
105,134	Independence Group NL	207,670
72,251	Infigen Energy(d)	19,321
40,796	Infomedia Ltd.	21,382
782,895	Invocare Ltd.	6,202,509
53,982	IOOF Holdings Ltd.	359,539
34,010	Iress Ltd.	227,731
21,267	JB Hi-Fi Ltd.	272,372
35,487	Kingsgate Consolidated Ltd.(d)	16,702
72,663	Lend Lease Group	673,607
39,250	M2 Group Ltd.	277,092
39,514	MACA Ltd.	24,373
328,362	Macmahon Holdings Ltd.(d)	23,181
24,272	Macquarie Atlas Roads Group	70,618

1

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
AUSTRALIA (continued)
16,274	Magellan Financial Group Ltd.	$261,460
34,583	Mayne Pharma Group Ltd.(d)	25,278
18,709	McMillan Shakespeare Ltd.	167,701
198,975	Medibank Pvt Ltd.	334,858
10,438	Melbourne IT Ltd.	14,217
17,031	Mesoblast Ltd.(b)(d)	41,414
51,147	Metals X Ltd.	50,150
36,321	Metcash Ltd.	30,822
52,702	Mincor Resources NL	9,771
14,861	Mineral Resources Ltd.	45,357
732,000	MMG Ltd.(d)	161,500
26,875	Monadelphous Group Ltd.	132,619
59,782	Mortgage Choice Ltd.	80,145
45,677	Mount Gibson Iron Ltd.(d)	7,003
144,229	Myer Holdings Ltd.	98,736
1,050	MyState Ltd.	3,235
24,976	Navitas Ltd.	74,804
128,661	New Hope Corp. Ltd.	176,156
64,588	Newcrest Mining Ltd.(d)	566,970
52,364	Newsat Ltd.(b)(c)(d)	1,609
127,143	NIB Holdings Ltd.	327,303
25,509	Nine Entertainment Co. Holdings Ltd.	28,195
69,743	Noble Mineral Resources Ltd.(b)(c)(d)	0
150,444	Northern Star Resources Ltd.	296,097
41,135	Nufarm Ltd.	245,520
170,332	OceanaGold Corp.	325,658
37,238	Orica Ltd.	437,616
6,370	Orocobre Ltd.(d)	8,154
56,154	Orora Ltd.	93,701
116,008	OZ Minerals Ltd.	360,682
23,610	OzForex Group Ltd.	47,815
472,664	Pacific Brands Ltd.(d)	242,680
3,507	Pacific Current Group Ltd.	19,131
2,105,155	Pact Group Holdings Ltd.	7,701,074
94,113	Paladin Energy Ltd.(d)	16,442
143,129	Panoramic Resources Ltd.	30,620
19,902	Peet Ltd.	14,476
4,770	Perpetual Ltd.	152,761
80,915	Perseus Mining Ltd.(d)	21,638
48,159	Platinum Asset Mangement Ltd.	254,132
67,411	Platinum Australia Ltd.(c)(d)	7
85,726	PMP Ltd.	31,788
24,941	Premier Investments Ltd.	243,482
134,354	Primary Health Care Ltd.	355,447
54,609	Prime Media Group Ltd.	19,860
103,197	Programmed Maintenance Services Ltd.	214,146
349,744	Qantas Airways Ltd.	985,137
95,953	Qube Holdings Ltd.	156,691
31,502	RCG Corp Ltd.	32,236
47,987	RCR Tomlinson Ltd.	78,363
6,531	REA Group Ltd.	223,688
30,974	Reckon Ltd.	52,568
8,498	Reece Australia Ltd.	206,401
Shares		Value
AUSTRALIA (continued)
99,706	Regis Resources Ltd.	$147,889
570	Reject Shop Ltd. (The)	4,674
51,024	Resolute Mining Ltd.(d)	13,644
27,877	Retail Food Group Ltd.	92,040
101,020	Ridley Corp. Ltd.	94,369
4,191	Ruralco Holdings Ltd.	10,580
34,014	SAI Global Ltd.	106,481
10,681	Sandfire Resources NL	48,289
287,008	Santos Ltd.	1,195,244
383,311	Saracen Mineral Holdings Ltd.(d)	158,536
55,405	Seek Ltd.	506,904
11,618	Select Harvests Ltd.	84,173
74,750	Senex Energy Ltd.(d)	9,861
16,377	Servcorp Ltd.	79,413
19,063	Seven Group Holdings Ltd.	68,649
260,645	Seven West Media Ltd.	125,459
5,711,851	Shopping Centres Australasia Property Group REIT	8,390,617
212,165	Sigma Pharmaceuticals Ltd.	127,088
9,054	Sirtex Medical Ltd.	245,666
14,279	Slater & Gordon Ltd.	28,205
12,014	SMS Management & Technology Ltd.	41,979
16,155	Sonic Healthcare Ltd.	222,108
171,101	Southern Cross Media Group Ltd.	119,572
98,163	Spark Infrastructure Group	145,600
62,936	St Barbara Ltd.(d)	60,139
74,283	Steadfast Group Ltd.	79,457
137,375	STW Communications Group Ltd.	72,982
63,254	Sunland Group Ltd.	71,719
22,520	Super Retail Group Ltd.	155,130
298,223	Tabcorp Holdings Ltd.	1,003,767
53,076	Tassal Group Ltd.	160,099
341,492	Tatts Group Ltd.	964,330
42,660	Technology One Ltd.	117,120
523,796	Ten Network Holdings Ltd.(d)	61,631
69,352	TFS Corp. Ltd.	86,793
58,736	Thorn Group Ltd.	88,795
3,021	Tiger Resources Ltd.(d)	153
66,000	Tox Free Solutions Ltd.	135,546
38,929	TPG Telecom Ltd.	307,028
171,833	Transfield Services Ltd.(d)	123,147
456,872	Transpacific Industries Group Ltd.	221,541
239,665	Treasury Wine Estates Ltd.	1,210,006
31,955	Treasury Wine Estates Ltd. - Entitlement Interim Shares	161,333
134,568	Troy Resources Ltd.(d)	30,707
33,081	UGL Ltd.	53,785
144,020	UXC Ltd.	123,241
60,726	Village Roadshow Ltd.	326,076
492,324	Virgin Australia Holdings Ltd.(d)	168,516

2

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
AUSTRALIA (continued)
521,584	Virgin Australia Holdings Ltd. - CVR Shares(b)(c)(d)	$0
21,545	Virtus Health Ltd.	96,945
59,457	Vocus Communications Ltd.	276,016
38,160	Washington H. Soul Pattinson & Co. Ltd.	438,111
7,324	Webjet Ltd.	26,166
40,542	Western Areas NL	69,096
19,953	Whitehaven Coal Ltd.(d)	14,513
		86,485,058
AUSTRIA — 0.2%
1,036	Agrana Beteiligungs AG	93,976
401	AMAG Austria Metall AG	14,596
24,805	ams AG	795,507
10,618	Andritz AG	534,765
5,240	Austria Technologie & Systemtechnik AG	89,544
6,441	BUWOG AG	137,053
19,561	CA Immobilien Anlagen AG	383,635
827	DO & CO AG	77,636
3,052	EVN AG	33,729
589	Flughafen Wien AG	55,514
1,625	Lenzing AG	124,299
1,068	Mayr Melnhof Karton AG	126,192
14,426	Oesterreichische Post AG	525,084
101,173	OMV AG	2,692,369
3,404	Palfinger AG	95,751
44,807	POLYTEC Holding AG	338,745
6,198	RHI AG	140,198
516	Rosenbauer International AG	43,408
43,288	S IMMO AG	384,621
8,134	Schoeller-Bleckmann Oilfield Equipment AG	488,820
2,386	Semperit AG Holding	82,649
22,305	Strabag SE	512,261
2,205	UNIQA Insurance Group AG	20,491
4,874	Verbund AG	68,979
6,198	Vienna Insurance Group AG Wiener Versicherung Gruppe	198,471
69,490	Voestalpine AG	2,516,718
40,993	Wienerberger AG	755,732
1,597	Wolford AG	39,373
6,441	Zumtobel Group AG	146,615
		11,516,731
BAHAMAS — 0.0%
555	United International Enterprises	86,494
BELGIUM — 0.6%
14,846	Ackermans & van Haaren NV	2,261,069
383	Aedifica SA REIT	25,687
125,362	Ageas	5,539,678
97,067	AGFA - Gevaert NV(d)	413,510
22,952	AGFA - Gevaert NV - VVPR Strip(b)(c)(d)	0
129	Banque Nationale de Belgique	446,900
Shares		Value
BELGIUM (continued)
6,918	Barco NV	$454,617
12,559	Bekaert SA	372,884
93,781	BHF Kleinwort Benson Group(d)	536,257
20,731	Bpost SA	519,084
6,094	Cie d’Entreprises CFE	755,903
1,433	Cie Immobiliere de Belgique SA	77,214
2,727	Cie Maritime Belge SA(d)	48,190
1,454	Cofinimmo SA REIT	162,287
27,394	Colruyt SA	1,356,626
23,480	Deceuninck NV	61,090
12,200	Deceuninck NV- VVPR Strip(b)(c)(d)	0
66,513	Delhaize Group	6,173,835
10,300	D’ieteren SA NV	348,627
9,725	Econocom Group SA	86,943
2,295	Elia System Operator SA NV	111,068
10,018	Euronav NV	148,004
9,180	EVS Broadcast Equipment SA	267,815
5,314	Exmar NV	57,261
7,223	Fagron NV	177,481
2,849	Galapagos NV(d)	137,848
972	Intervest Offices & Warehouses NV REIT	24,584
13,050	Ion Beam Applications	465,672
151	Jensen-Group NV	3,449
13,835	Kinepolis Group NV	574,924
297	Lotus Bakeries	542,068
10,380	Melexis NV	506,227
25,122	Mobistar SA(d)	615,218
15,645	Nyrstar - VVPR Strip(b)(c)(d)	0
31,275	Nyrstar NV(d)	47,839
66,642	Proximus SADP	2,309,510
1,265	RealDolmen(d)	22,862
8,109	Recticel SA	48,420
118	Resilux	21,605
30	Retail Estates NV REIT	2,487
5,564	Sioen Industries NV	108,174
2,171	Sipef NV	117,290
12,977	Solvay SA	1,466,973
17,583	Telenet Group Holding NV(d)	1,023,216
20,843	Tessenderlo Chemie NV(d)	673,161
1,410	Tessenderlo Chemie NV - VVPR Strip(b)(c)(d)	0
31,709	Umicore SA	1,347,680
1,563	Van de Velde NV	101,888
6,098	Viohalco SA(d)	14,900
2,031	Warehouses De Pauw CVA REIT	166,388
		30,744,413
BERMUDA — 1.1%
286,000	Argo Group International Holdings Ltd.(c)	17,880,720
400,000	Endurance Specialty Holdings Ltd.	25,252,000

3

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
BERMUDA (continued)
14,312	Frontline Ltd.(d)	$44,805
80,000	Helen of Troy Ltd.(d)	7,936,800
102,290	Hiscox Ltd.	1,525,645
115,000	James River Group Holdings Ltd.	3,384,449
54,709	Seadrill Ltd.	342,545
33,651	Seadrill Ltd.	217,722
197,400	Wilson Sons Ltd. - BDR(c)	1,689,126
		58,273,812
BRAZIL — 0.5%
2,300	Aliansce Shopping Centers SA	6,232
283,400	Alupar Investimento SA - Units	1,164,743
1,754	Banco ABC Brasil SA - BDR(d)	3,684
29,307	Banco ABC Brasil SA - Preference Shares	64,594
15,800	Banco Daycoval SA - Preference Shares	36,053
16,000	Banco Industrial e Comercial SA - Preference Shares(b)(c)(d)	34,227
20,647	Banco Pine SA - Preference Shares	21,415
16,200	Banco Sofisa SA - Preference Shares	8,779
140,783	BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	416,156
18,392	BR Malls Participacoes SA	53,413
51,518	Braskem SA - Class A, Preference Shares	290,950
13,800	Centrais Eletricas Brasileiras SA - Preference B Shares	33,744
3,200	Centrais Eletricas Santa Catarina - Preference Shares	10,571
36,400	CETIP SA - Mercados Organizados	321,852
12,086	Cia Brasileira de Distribuicao - Preference Shares	159,014
2,800	Cia de Gas de Sao Paulo - Class A, Preference Shares	29,332
4,000	Cia de Saneamento do Parana - Preference Shares	3,889
1,857	Cia de Transmissao de Energia Eletrica Paulista - Preference Shares	21,379
10,800	Cia Energetica de Sao Paulo - Class B, Preference Shares	45,367
2,075	Cia Energetica do Ceara - Class A, Preference Shares	21,253
29,106	Cia Hering	114,339
14,000	Cia Paranaense de Energia - Class B, Preference Shares	117,981
5,720	Contax Participacoes SA - Units	2,225
400	Cyrela Commercial Properties SA Empreendimentos e Participacoes	889
113,479	Duratex SA	188,320
15,500	EDP - Energias do Brasil SA	45,336
Shares		Value
BRAZIL (continued)
390,320	Embraer SA	$2,862,208
14,569	Equatorial Energia SA	129,916
29,000	Estacio Participacoes SA	116,254
44,700	Even Construtora e Incorporadora SA	46,363
22,869	Ez Tec Empreendimentos e Participacoes SA	75,310
174,178	Fibria Celulose SA	2,377,444
451,000	Fleury SA	1,916,711
179,400	GAEC Educacao SA	618,693
25,600	Grendene SA	119,817
15,700	Hypermarcas SA(d)	71,242
316,400	Iguatemi Empresa de Shopping Centers SA	1,749,141
4,434	JHSF Participacoes SA	2,012
496,100	JSL SA	1,206,627
34,900	Klabin SA - Units	198,456
214,184	Kroton Educacional SA	547,602
105,700	Linx SA(c)	1,288,172
14,075	Localiza Rent a Car SA	94,891
22,050	Lojas Americanas SA	66,895
57,300	Lojas Americanas SA - Preference Shares	248,274
161,000	Lojas Renner SA	772,322
3,300	M Dias Branco SA	59,813
249,500	Mahle-Metal Leve SA	1,514,513
824,500	Makira II - Redeemable Shares(b)(d)	23,517
46,943	Marcopolo SA - Preference Shares	23,736
91,384	Marfrig Global Foods SA(d)	150,942
4,950	Marisa Lojas SA	8,356
27,800	Minerva SA(d)	91,981
8,450	Multiplan Empreendimentos Imobiliarios SA	92,179
9,700	Multiplus SA	86,372
587,600	Odontoprev SA	1,505,358
131,200	Ouro Fino Saude Animal Participacoes SA(c)	1,173,692
16,200	Parana Banco SA - Preference Shares	38,646
44,555	Porto Seguro SA	373,511
5,800	Profarma Distribuidora de Produtos Farmaceuticos SA(d)	8,994
38,309	Raia Drogasil SA	397,240
6,200	Rodobens Negocios Imobiliarios SA	7,717
1,250	Santos Brasil Participacoes SA - Units	4,632
16,200	Sao Martinho SA	186,635
10,100	SLC Agricola SA	45,098
11,100	Somos Educacao SA	38,136
121,173	Sul America SA - Units	594,782
134,153	Suzano Papel e Celulose SA - Class A, Preference Shares	575,704
31,700	Tim Participacoes SA	69,457

4

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
BRAZIL (continued)
11,821	Totvs SA	$104,739
4,500	Transmissora Alianca de Energia Eletrica SA - Units	23,220
61,300	Usinas Siderurgicas de Minas Gerais SA - Class A, Preference shares	44,188
8,958	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	101,715
		25,068,960
CAMBODIA — 0.0%
416,000	NagaCorp Ltd.	295,203
CANADA — 1.8%
8,517	5N Plus, Inc.(d)	7,946
2,275	Absolute Software Corp.	15,015
908	Acadian Timber Corp.	12,701
82,684	Advantage Oil & Gas Ltd.(d)	459,707
27,538	Aecon Group, Inc.	318,216
2,700	AG Growth International, Inc.	70,701
19,184	AGF Management Ltd. - Class B	79,664
3,110	AGT Food & Ingredients, Inc.	69,521
14,900	Aimia, Inc.	137,879
2,500	Air Canada(d)	20,572
1,100	Akita Drilling Ltd. - Class A	6,898
40,968	Alamos Gold, Inc.	157,593
3,300	Alaris Royalty Corp.	70,210
2,681	Algoma Central Corp.	31,431
46,800	Algonquin Power & Utilities Corp.	361,129
22,944	AltaGas Ltd.	592,375
4,000	Altus Group Ltd.	58,275
4,968	Amaya, Inc.(d)	111,016
20,500	Amerigo Resources Ltd.(d)	4,782
8,100	Atco Ltd. - Class I	231,367
21,880	Athabasca Oil Corp.(d)	26,103
11,000	ATS Automation Tooling Systems, Inc.(d)	115,838
18,016	AuRico Metals, Inc.(d)	10,885
1,900	AutoCanada, Inc.	46,032
5,900	Avigilon Corp.(d)	66,192
285,186	B2Gold Corp.(d)	307,519
4,279	Badger Daylighting Ltd.	67,019
46,920	Bankers Petroleum Ltd.(d)	78,942
36,000	Banro Corp.(d)	7,158
839	Baytex Energy Corp.	3,415
37,600	Bellatrix Exploration Ltd.(d)	61,823
67,000	Birchcliff Energy Ltd.(d)	292,062
6,842	Bird Construction, Inc.	68,598
9,550	Black Diamond Group Ltd.	61,422
57,600	BlackBerry Ltd.(d)	419,798
91,800	BlackPearl Resources, Inc.(d)	61,780
1,600	Boardwalk Real Estate Investment Trust, REIT	65,733
3,200	Boralex, Inc. - Class A	34,065
Shares		Value
CANADA (continued)
17,348	Boulder Energy Ltd.(d)	$66,601
3,200	BRP, Inc.(d)	57,608
1,308,357	CAE, Inc.	14,768,545
25,425	Canaccord Genuity Group, Inc.	98,581
46,850	Canacol Energy Ltd.(d)	108,562
11,200	Canadian Apartment Properties REIT	230,578
45,555	Canadian Energy Services & Technology Corp.	196,838
150,680	Canadian Oil Sands Ltd.	1,137,360
3,400	Canadian Real Estate Investment Trust	110,742
60,200	Canadian Western Bank	1,156,949
10,832	Canam Group, Inc. - Class A	125,501
44,643	Canfor Corp.(d)	631,612
13,488	Canfor Pulp Products, Inc.	140,388
8,000	CanWel Building Materials Group Ltd.	33,038
44,088	Canyon Services Group, Inc.	164,538
6,900	Capital Power Corp.	99,152
58,401	Capstone Infrastructure Corp.	142,921
43,552	Cascades, Inc.	310,420
15,007	CCL Industries, Inc. - Class B	2,126,068
27,957	Celestica, Inc.(d)	313,437
86,207	Centerra Gold, Inc.	485,228
2,955	Cervus Equipment Corp.	34,169
4,700	Chartwell Retirement Residences - Units	45,469
28,569	Chinook Energy, Inc.(d)	12,454
6,000	Cineplex, Inc.	231,217
1,200	Clarke, Inc.	9,425
139,701	Claude Resources, Inc.(d)	76,923
3,297	Clearwater Seafoods, Inc. - Units	31,644
9,100	Cogeco Cable, Inc.	469,963
3,464	Cogeco, Inc.	146,815
9,700	Colliers International Group, Inc.	480,919
28,271	COM DEV International Ltd.	122,372
7,800	Cominar Real Estate Investment Trust	91,744
10,252	Computer Modelling Group Ltd.	97,220
3,297	Constellation Software, Inc.	1,424,599
1,912	Corby Spirit and Wine Ltd.	29,142
35,674	Corus Entertainment, Inc. - Class B	340,207
50,217	Cott Corp.	524,214
54,055	Crew Energy, Inc.(d)	183,959
46,438	Delphi Energy Corp.(d)	25,925
6,900	Descartes Systems Group, Inc. (The)(d)	120,734
27,100	Detour Gold Corp.(d)	301,341
23,169	DH Corp.	625,471
1,071	DHX Media Ltd. - Variable Voting	6,896
1,759	DirectCash Payments, Inc.	17,407

5

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
CANADA (continued)
43,862	Dollarama, Inc.	$2,962,932
38,640	Dominion Diamond Corp.	408,681
11,696	Dominion Diamond Corp.	123,510
12,800	Dorel Industries, Inc. - Class B	325,482
2,900	Dream Office Real Estate Investment Trust	46,552
27,489	Dundee Precious Metals, Inc.(d)	36,369
683	E-L Financial Corp. Ltd.	349,967
183,999	Eldorado Gold Corp.	643,068
1,800	Emera, Inc.	58,972
19,068	Enbridge Income Fund Holdings, Inc.	468,680
8,100	Endeavour Silver Corp.(d)	13,380
12,473	EnerCare, Inc.	145,658
43,875	Enerflex Ltd.	423,449
936	Energy Fuels, Inc.(d)	2,548
2,342	Enghouse Systems Ltd.	106,801
34,600	Ensign Energy Services, Inc.	217,507
7,766	Entertainment One Ltd.	26,302
14,642	Epsilon Energy Ltd.(d)	30,234
3,442	Equitable Group, Inc.	152,726
20,491	Essential Energy Services Trust(d)	10,656
1,900	Evertz Technologies Ltd.	22,856
3,224	Exchange Income Corp.	61,196
5,600	Exco Technologies Ltd.	62,441
38	EXFO, Inc.(d)	121
10,800	Extendicare, Inc.	70,948
3,100	Fiera Capital Corp.	27,667
76,082	Finning International, Inc.	1,216,055
7,834	First Capital Realty Inc.	116,048
26,208	First Majestic Silver Corp.(d)	86,585
9,700	FirstService Corp. - Subord Voting Shares	341,236
35,000	Fortuna Silver Mines, Inc.(d)	91,274
1,088	Gamehost, Inc.	8,570
23,321	Genworth MI Canada, Inc.	576,604
36,082	Gibson Energy, Inc.	480,965
5,865	Gluskin Sheff + Associates, Inc.	99,484
2,537	GMP Capital, Inc.	7,916
61,130	Golden Star Resources Ltd.(d)	12,856
37,045	Gran Tierra Energy, Inc.(d)	89,524
18,096	Granite Oil Corp.	103,101
1,295	Granite Real Estate Investment Trust	37,743
18,452	Great Canadian Gaming Corp.(d)	254,710
5,535	Guardian Capital Group Ltd. - Class A	75,770
5,100	Guyana Goldfields, Inc.(d)	12,715
8,500	H&R Real Estate Investment Trust	136,380
6,200	Heroux-Devtek, Inc.(d)	57,846
3,040	High Liner Foods, Inc.	29,968
2,065	HNZ Group, Inc.	24,794
21,000	Home Capital Group, Inc.	511,510

Shares		Value
CANADA (continued)
26,227	Horizon North Logistics, Inc.	$45,129
40,000	HudBay Minerals, Inc.	207,709
43,300	Hudson’s Bay Co.	752,684
10,968	IAMGOLD Corp.(d)	19,795
9,300	IMAX Corp.(d)	357,027
21,600	Imperial Metals Corp.(d)	130,829
23,900	Industrial Alliance Insurance and Financial Services, Inc.	784,116
19,579	Innergex Renewable Energy, Inc.	158,417
11,529	Interfor Corp.(d)	109,506
25,626	Intertape Polymer Group, Inc.	287,695
22,616	Jean Coutu Group PJC, Inc. (The) Class A	344,705
10,100	Just Energy Group, Inc.	74,228
95,796	Katanga Mining Ltd.(d)	12,821
1,300	K-Bro Linen, Inc.	50,107
8,230	Keyera Corp.	253,962
2,900	Killam Properties, Inc.	23,087
1,953	Kingsway Financial Services, Inc.(d)	8,140
66,700	Kinross Gold Corp.(d)	134,155
36,600	Kirkland Lake Gold, Inc.(d)	155,346
16,100	Klondex Mines Ltd.(d)	39,524
6,230	Knight Therapeutics, Inc.(d)	37,115
221,844	Lake Shore Gold Corp.(d)	196,803
13,545	Laurentian Bank of Canada	548,699
8,626	Leon’s Furniture Ltd.	93,345
22,110	Linamar Corp.	1,284,903
6,511	Liquor Stores N.A. Ltd.	60,549
70,300	Lucara Dianmond Corp.(d)	88,708
272,628	Lundin Mining Corp.(d)	919,463
16,046	MacDonald Dettwiler & Associates Ltd.	956,428
9,230	Magellan Aerospace Corp.	122,540
500	Mainstreet Equity Corp.(d)	12,431
24,900	Major Drilling Group International, Inc.	79,026
152,729	Mandalay Resources Corp.	94,609
10,728	Manitoba Telecom Services, Inc.	235,711
35,000	Maple Leaf Foods, Inc.	556,478
36,498	Martinrea International, Inc.	309,546
6,800	Medical Facilities Corp.	87,730
44,700	MEG Energy Corp.(d)	371,930
3,348	Melcor Developments Ltd.	39,174
13,200	Methanex Corp.	527,075
503	Methanex Corp.	20,068
11,507	Mitel Networks Corp.(d)	90,025
168,687	Morguard Real Estate Investment Trust	1,864,123
10,302	Morneau Shepell, Inc.	121,881
2,186	MTY Food Group, Inc.	50,688
22,000	Mullen Group Ltd.	293,760
127,236	Nevsun Resources Ltd.	380,462
7,829	New Flyer Industries, Inc.	113,519

6

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
CANADA (continued)
39,800	New Gold, Inc.(d)	$98,617
20,348	Newalta Corp.	116,088
6,702	Norbord, Inc.	126,649
498	North American Energy Partners, Inc.	1,143
14,146	North West Co. Inc., (The)	313,730
327,700	Northern Property Real Estate Investment Trust	4,633,812
13,829	Northland Power, Inc.	178,732
17,600	NuVista Energy Ltd.(d)	62,184
9,271	Open Text Corp.(e)	430,174
9,240	Osisko Gold Royalties Ltd.	95,961
1,900	Ovivo, Inc.(d)	1,758
9,400	Painted Pony Petroleum Ltd.(d)	32,062
12,837	Pan American Silver Corp.	97,176
11,236	Pan American Silver Corp.	85,241
68,524	Parex Resources, Inc.(d)	514,611
24,088	Parkland Fuel Corp.	419,090
203,489	Pason Systems, Inc.	2,994,133
19,173	Penn West Petroleum Ltd.	22,287
21,800	Peyto Exploration & Development Corp.	450,138
5,653	Pizza Pizza Royalty Corp.	59,141
2,100	Points International Ltd.(d)	21,697
53,100	Precision Drilling Corp.(e)	211,165
7,336	Premium Brands Holdings Corp.	192,825
26,929	Primero Mining Corp.(d)	61,989
37,060	Progressive Waste Solutions Ltd.	891,072
816	Progressive Waste Solutions Ltd.	19,625
9,335	Pulse Seismic, Inc.	16,491
9,900	Pure Industrial Real Estate Trust REIT	33,616
5,060	QLT, Inc.(d)	13,892
27,400	Quebecor, Inc. - Class B	645,187
14,785	Questerre Energy Corp. - Class A(d)	2,488
10,943	RB Energy, Inc.(c)(d)	9
13,400	Redknee Solutions, Inc.(d)	37,097
10,717	Reitmans (Canada) Ltd. - Class A	39,832
4,400	Richelieu Hardware Ltd.	231,273
20,367	Richmont Mines, Inc.(d)	61,992
350,000	Ritchie Bros Auctioneers, Inc.	9,089,500
238,056	Ritchie Bros. Auctioneers, Inc.	6,178,970
59,932	RMP Energy, Inc.(d)	82,042
2,900	Rocky Mountain Dealerships, Inc.	15,170
26,754	Rogers Sugar, Inc.	83,069
41,707	RONA, Inc.	435,378
15,500	Russel Metals, Inc.	241,817
33,588	Sandstorm Gold Ltd.(d)	88,106
131,200	Sandvine Corp.(d)	268,902
2,551	Sears Canada, Inc.(d)	18,673
13,945	Secure Energy Services, Inc.	92,675
Shares		Value
CANADA (continued)
127,201	SEMAFO, Inc.(d)	$288,916
14,000	ShawCor Ltd.	297,109
2,282	Sienna Senior Living, Inc.	30,296
15,000	Sierra Wireless, Inc.(d)	374,082
16,299	Silver Standard Resources, Inc.(d)	112,308
3,400	Smart Real Estate Investment Trust	80,762
50,961	SNC-Lavalin Group, Inc.	1,633,355
19,231	Sprott, Inc.	37,944
4,087	Stantec, Inc.	102,543
3,200	Stantec, Inc.	80,318
7,060	Stella-Jones, Inc.	259,810
500	Strad Energy Services Ltd.	841
18,500	Street Capital Group, Inc.(d)	21,647
2,100	Stuart Olson, Inc.	9,877
22,548	Student Transportation, Inc.	93,634
20,826	SunOpta, Inc.(d)	111,966
21,000	Superior Plus Corp.	171,520
21,013	Taseko Mines Ltd.(d)	10,606
29,951	Tembec, Inc.(d)	26,570
175,990	Teranga Gold Corp.(d)	72,679
42,529	Teranga Gold Corp. - CDI(d)	17,893
8,624	TMX Group Ltd.	304,241
26,912	TORC Oil & Gas Ltd.	136,453
23,345	Toromont Industries Ltd.	607,548
10,300	Torstar Corp. - Class B	31,902
22,950	Total Energy Services, Inc.	257,477
13,378	Transalta Corp.	62,074
30,590	Transcontinental, Inc. - Class A	471,389
18,100	TransForce, Inc.	354,082
13,500	TransGlobe Energy Corp.	36,754
25,788	Trinidad Drilling Ltd.	44,768
6,856	Uni-Select, Inc.	339,759
3,080	Valener, Inc.	39,642
32,400	Veresen, Inc.	281,976
9,795	Vermilion Energy, Inc.	345,078
536	Vermilion Energy, Inc.	18,860
8,202	Wajax Corp.	150,479
17,300	West Fraser Timber Co. Ltd.	612,168
14,897	Western Energy Services Corp.	47,052
170,938	Western Forest Products, Inc.	252,302
6,800	Westjet Airlines Ltd.	125,849
1,400	Westshore Terminals Investment Corp.	23,351
7,900	Whistler Blackcomb Holdings, Inc.	121,859
103,511	Whitecap Resources, Inc.	919,060
91,300	Wi-Lan, Inc.	169,669
4,348	Winpak Ltd.	131,378
7,231	WSP Global, Inc.	251,725
416	Xtreme Drilling & Coil Services Corp.(d)	639
252,826	Yamana Gold, Inc.	552,984
3,119	Yangarra Resources Ltd.(d)	1,694
18,314	Yellow Pages Ltd.(d)	237,118

7

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
CANADA (continued)
6,007	ZCL Composites, Inc.	$28,482
		97,842,173
CAYMAN ISLANDS — 0.0%
125,000	Endeavour Mining Corp.(d)	65,005
CHILE — 0.0%
79,358	AES Gener SA	38,008
302,903	Aguas Andinas SA - Class A	158,453
109,821	Banmedica SA	179,449
28,820,129	CorpBanca SA	264,426
45,839	E.Cl SA	66,284
9,007	Embotelladora Andina SA - Class B, Preference Shares	33,030
34,238	Empresa Nacional de Telecomunicaciones SA	316,853
11,402	Forus SA	32,975
12,790	Gasco SA	86,738
312,074	Inversiones Aguas Metropolitanas SA	444,498
3,187	Latam Airlines Group SA - BDR(d)	7,330
43,624	Multiexport Foods SA	4,849
33,652	Parque Arauco SA	56,360
22,204	PAZ Corp. SA	9,600
154,380	Sigdo Koppers SA	185,510
1,023	Sociedad Matriz SAAM SA	67
59,147	Sonda SA	95,184
109,535	Vina Concha y Toro SA	186,584
		2,166,198
CHINA — 1.0%
81,000	361 Degrees International Ltd.	28,844
1,194,000	AAC Technologies Holdings, Inc.	7,610,198
597,250	Agile Property Holdings Ltd.	325,958
182,000	Angang Steel Co. Ltd. - H Shares	76,082
2,000	Anhui Expressway Co. Ltd. - H Shares	1,721
104,000	ANTA Sports Products Ltd.	291,848
174,000	Anton Oilfield Services Group(d)	23,123
415,500	Asia Cement China Holdings Corp.	130,269
96,000	Aupu Group Holding Co. Ltd.	25,639
140,000	AVIC International Holdings Ltd.	79,839
444,000	AviChina Industry & Technology Co. - H Shares	363,765
14,000	Bank of Chongqing Co. Ltd. - H Shares	10,495
104,000	Baoye Group Co. Ltd. - H Shares	71,922
314,000	BBMG Corp. - H Shares	221,606
924,000	Beijing Capital International Airport Co. Ltd. - H Shares	993,074
Shares		Value
CHINA (continued)
642,000	Beijing Capital Land Ltd. - H Shares	$309,793
184,000	Beijing North Star Co. Ltd. - H Shares	59,825
544,000	Belle International Holdings Ltd.	529,218
47,000	Boer Power Holdings Ltd.	76,892
494,000	BYD Electronic International Co. Ltd.(d)	324,421
358,656	Central China Real Estate Ltd.	72,188
32,000	Changshouhua Food Co. Ltd.	19,322
249,000	Chaowei Power Holdings Ltd.(d)	160,311
908,000	Chigo Holding Ltd.(d)	15,347
70,000	China Animal Healthcare Ltd.(b)(c)(d)	17,612
781,000	China Aoyuan Property Group Ltd.	174,326
21,000	China Child Care Corp. Ltd.	2,845
562,000	China Communications Services Corp. Ltd. - H Shares	226,233
10,500	China Conch Venture Holdings Ltd.	23,979
121,000	China Datang Corp. Renewable Power Co. Ltd. - H Shares(d)	16,236
65,000	China Dredging Environment Protection Holdings Ltd.(d)	9,141
437,500	China Galaxy Securities Co. Ltd. - H Shares	381,583
36,800	China Gold International Resources Corp. Ltd.(d)	49,251
23,308	China Great Star International Ltd.(d)	50,090
216,500	China Hongqiao Group Ltd.	113,130
140,000	China Huishan Dairy Holdings Co. Ltd.	53,286
151,500	China Huiyuan Juice Group Ltd.(d)	68,414
30,700	China International Marine Containers Group Co. Ltd. - H Shares	54,741
32,000	China ITS Holdings Co. Ltd.(d)	3,964
631,000	China Lesso Group Holdings. Ltd.	513,716
66,000	China Lilang Ltd.	56,372
111,000	China Longyuan Power Group Corp. - H Shares	101,969
211,000	China Machinery Engineering Corp. - H Shares	184,032
135,000	China Medical System Holdings Ltd.	186,373
132,000	China Mengniu Dairy Co. Ltd.	256,486
138,000	China Molybdenum Co. Ltd. - H Shares	77,096
638,084	China National Building Material Co. Ltd. - H Shares	399,286
544,000	China National Materials Co. Ltd. - H Shares	131,252

8

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
CHINA (continued)
648,400	China SCE Property Holdings Ltd.	$142,219
309,488	China Shanshui Cement Group Ltd.(b)(c)(d)	165,314
49,000	China Shineway Pharmaceutical Group Ltd.	63,727
961,093	China Shipping Container Lines Co. Ltd. - H Shares(c)(d)	393,856
600,000	China Shipping Development Co. Ltd., H Shares(c)	435,001
153,000	China Suntien Green Energy Corp. Ltd. - H Shares	27,439
164,000	China Taifeng Beddings Holdings Ltd.(b)(c)(d)	8,570
101,500	China ZhengTong Auto Services Holdings Ltd.	45,442
330,000	China Zhongwang Holdings Ltd.	146,040
246,000	Chinasoft International Ltd.(d)	107,279
30,000	Chongqing Iron & Steel Co. Ltd. - H Shares(d)	4,838
270,000	Chongqing Machinery & Electric Co. Ltd. - H Shares	38,668
367,000	Chongqing Rural Commercial Bank Co. Ltd. - H Shares	231,547
58,000	Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.(d)	9,878
584,000	Coolpad Group Ltd.(d)	102,475
322,443	Country Garden Holdings Co. Ltd.	123,143
4,949,000	CPMC Holdings Ltd.(c)	2,783,996
200,000	CSPC Pharmaceutical Group Ltd.	186,824
9,208,000	CT Environmental Group Ltd.	3,278,982
104,000	Da Ming International Holdings, Ltd.	29,386
408,000	Dalian Port PDA Co. Ltd. - H Shares	147,921
192,000	Daphne International Holdings Ltd.(d)	34,681
37,200	Dongfang Electric Corp. Ltd. - H Shares	44,685
459,000	Dongyue Group Ltd.	126,141
130,000	ENN Energy Holdings Ltd.	748,910
861,000	Evergrande Real Estate Group Ltd.	662,086
774,000	Fantasia Holdings Group Co. Ltd.	92,873
651,000	FIH Mobile Ltd.	311,616
4,259,000	Fu Shou Yuan International Group Ltd.	2,912,381
583,600	Fufeng Group Ltd.	308,719
2,830,000	Geely Automobile Holdings Ltd.	1,522,605
148,000	Golden Eagle Retail Group Ltd.	190,380
1,180,600	GOME Electrical Appliances Holdings Ltd.	217,823
Shares		Value
CHINA (continued)
144,000	Goodbaby International Holdings Ltd.(d)	$66,514
226,000	Greatview Aseptic Packaging Co. Ltd.	106,139
41,000	Greenland Hong Kong Holdings Ltd.(d)	17,404
225,500	Greentown China Holdings Ltd.(d)	198,134
612,000	Guangshen Railway Co. Ltd. - H Shares	317,426
60,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. - H Shares	169,535
155,600	Guangzhou R&F Properties Co. Ltd. - H Shares	154,986
2,287,000	Haitian International Holdings Ltd.	4,018,907
232,000	Harbin Electric Co. Ltd. - H Shares	138,890
5,418,000	Hilong Holding Ltd.	1,153,420
38,000	Hisense Kelon Electrical Holdings Co. Ltd. - H Shares(d)	19,415
32,000	HNA Infrastructure Company Ltd.	36,746
82,000	HOSA International Ltd.	33,855
82,000	Huadian Fuxin Energy Corp. Ltd.	25,286
138,000	Huadian Power International Corp. Ltd. - H Shares	101,489
1,622,000	Huaneng Renewables Corp. Ltd. - H Shares	506,443
23,000	Huishang Bank Corp. Ltd. - H Shares	9,911
77,000	Intime Retail Group Co. Ltd.	85,240
50,000	Jiangsu Expressway Co. Ltd. - H Shares	67,866
424,000	Jiangxi Copper Co. Ltd. - H Shares	561,278
92,000	Jingwei Textile Machinery - H Shares	138,405
1,235,000	Kaisa Group Holdings Ltd.(b)(c)(d)	93,215
376,000	Kingdee International Software Group Co. Ltd.	155,725
465,000	KWG Property Holding Ltd.	337,174
15,200	Li Heng Chemical Fibre Technologies Ltd.(d)	4,666
91,000	Lianhua Supermarket Holdings Co. Ltd. - H Shares(d)	42,620
128,000	Lifetech Scientific Corp.(d)	24,607
7,800	Livzon Pharmaceutical Group, Inc.(b)(c)	39,852
528,500	Longfor Properties Co. Ltd.	710,522
652,000	Lonking Holdings Ltd.	105,153
910,000	Maanshan Iron & Steel Co. Ltd. - H Shares(d)	196,075

9

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
CHINA (continued)
512,000	Maoye International Holdings Ltd.	$66,059
3,617,000	Microport Scientific Corp.(c)(d)	1,512,022
138,000	Minth Group Ltd.	286,662
80,000	NVC Lighting Holdings Ltd.	10,322
132,000	O-Net Communications Group Ltd.(d)	38,831
49,800	Pacific Online Ltd.	16,706
197,000	Powerlong Real Estate Holdings Ltd.	38,889
58,000	Qingling Motors Co. Ltd. - H Shares	18,708
261,000	Qunxing Paper Holdings Co. Ltd.(b)(c)(d)	12,729
67,000	Real Gold Mining Ltd.(b)(c)(d)	2,274
4,122,145	Renhe Commercial Holdings Co. Ltd.(d)	215,399
214,000	Sany Heavy Equipment International Holdings Co. Ltd.(d)	52,184
10,766,806	Semiconductor Manufacturing International Corp.(d)	1,000,194
70,000	Shandong Chenming Paper Holdings Ltd. - H Shares	39,197
28,000	Shandong Weigao Group Medical Polymer Co. Ltd. - H Shares	19,436
325,235	Shanghai Jin Jiang International Hotels Group Co. Ltd. - H Shares	101,549
123,700	Shanghai Pharmaceuticals Holding Co. Ltd. - H Shares	286,643
32,000	Shenzhen Expressway Co. Ltd. - H Shares	24,731
66,000	Shenzhou International Group Holdings Ltd.	325,717
837,881	Shui On Land Ltd.	231,345
102,000	Sichuan Expressway Co. Ltd. - H Shares	35,664
212,000	Sihuan Pharmaceutical Holdings Group Ltd.(b)(c)	45,266
73,000	SinoMedia Holding Ltd.	23,452
1,833,062	Sino-Ocean Land Holdings Ltd.	1,071,371
12,500	Sinopec Engineering Group Co. Ltd.	10,806
224,000	Sinopec Shanghai Petrochemical Co. Ltd. - H Shares(d)	93,639
13,200	Sinopharm Group Co. Ltd. - H Shares	54,669
780,000	Sinotrans Ltd. - H Shares	426,702
334,000	Sinotruk Hong Kong Ltd.	139,623
364,000	SOHO China Ltd.	187,856
6,000	Springland International Holdings Ltd.	1,510
658,000	Sunac China Holdings Ltd.	405,805
60,000	Sunny Optical Technology Group Co. Ltd.	140,583
Shares		Value
CHINA (continued)
76,000	TCL Communication Technology Holdings Ltd.	$56,775
36,000	Tian Shan Development Holdings Ltd.	15,096
340,000	Tiangong International Co. Ltd.	31,585
420,000	Tianneng Power International Ltd.(d)	305,628
1,913,000	Tong Ren Tang Technologies Co. Ltd. - H Shares	2,996,390
22,800	Tonly Electronics Holdings Ltd.	14,120
1,265,500	Travelsky Technology Ltd. - H Shares	1,874,428
210,000	Trigiant Group Ltd.	44,435
201,000	Trony Solar Holdings Co. Ltd.(b)(c)(d)	3,060
20,000	Tsingtao Brewery Co. Ltd. - H Shares	95,864
63,400	Uni-President China Holdings Ltd.	52,107
124,000	Universal Health International Group Holding Ltd.	49,116
439,200	V1 Group Ltd.	33,433
177,000	Weiqiao Textile Co. - H Shares	80,158
1,066,000	West China Cement Ltd.	184,301
582,000	Wuzhou International Holdings Ltd.(d)	90,860
626,000	Xiamen International Port Co. Ltd. - H Shares	159,921
138,000	Xingye Copper International Group Ltd.(d)	15,312
62,200	Xinjiang Goldwind Science & Technology Co. Ltd. - H Shares	117,328
217,000	Xinjiang Xinxin Mining Industry Co. Ltd. - H Shares(d)	24,078
212,000	Xinyi Solar Holdings Ltd.	84,793
283,000	Xiwang Special Steel Co. Ltd.	52,944
149,000	XTEP International Holdings Ltd.	77,282
52,000	Yanzhou Coal Mining Co. Ltd. - H Shares	25,092
4,457,500	Yestar International Holdings Co. Ltd.	1,782,862
49,500	Youyuan International Holdings Ltd.	16,477
650,000	Yuanda China Holdings Ltd.	31,869
531,760	Yuzhou Properties Co. Ltd.	127,613
387,000	Zall Development Group Ltd.	85,383
97,500	Zhaojin Mining Industry Co. Ltd. - H Shares	55,351
96,000	Zhejiang Expressway Co. Ltd. - H Shares	118,659
40,000	Zhejiang Glass Co. Ltd. - H Shares(b)(c)(d)	0
166,000	Zhong An Real Estate Ltd.(d)	18,205

10

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
CHINA (continued)
24,000	Zhuzhou CSR Times Electric Co. Ltd. - H Shares	$156,530
		56,069,054
DENMARK — 0.6%
742	ALK-Abello A/S	80,738
32,552	Alm Brand A/S	184,781
8,231	Amagerbanken A/S(b)(c)(d)	0
1,801	Ambu A/S - B Shares	48,860
1,663	Bang & Olufsen A/S(d)	10,936
6,285	Bavarian Nordic A/S(d)	252,054
1,079	Brodrene Hartmann A/S	38,022
353,398	Chr. Hansen Holding A/S	21,238,218
5,133	D/S Norden A/S(d)	102,322
12,175	Dfds A/S	369,791
23,297	DSV A/S	944,610
9,621	FLSmidth & Co. A/S	364,280
3,180	Genmab A/S(d)	313,670
81,337	GN Store Nord A/S	1,483,466
8,562	H. Lundbeck A/S(d)	251,974
1,804	H+H International A/S - Class B(d)	14,895
825	Harboes Bryggeri A/S - Class B	12,590
2,037	IC Group A/S	56,013
15,839	ISS A/S	557,442
34,273	Jyske Bank A/S(d)	1,673,135
12,405	NKT Holding A/S	675,271
1,470	Nordjyske Bank A/S	24,383
1,113	PER Aarsleff A/S - Class B	374,154
1,525	Ringkjoebing Landbobank A/S	326,255
1,648	Rockwool International A/S - Class B	258,049
9,265	Royal Unibrew A/S	366,510
7,654	Santa Fe Group A/S(d)	60,940
9,377	Schouw & Co.	490,808
8,811	SimCorp A/S	431,953
1,324	Solar A/S - Class B	80,525
21,891	Spar Nord Bank A/S	209,797
28,395	Sydbank A/S	934,031
219,403	TDC A/S	1,150,011
21,852	TK Development A/S(d)	26,581
27,770	Topdanmark AS(d)	739,458
18,025	Tryg A/S	324,231
3,200	William Demant Holding A/S(d)	277,898
		34,748,652
FAEROE ISLANDS — 0.0%
7,482	Bakkafrost	240,396
486	BankNordik	10,068
		250,464
FINLAND — 0.5%
3,779	Ahlstrom Oyj	30,627
29,532	Aktia Bank Oyj	356,249
17,970	Amer Sports Oyj	504,293
Shares		Value
FINLAND (continued)
1,322	Atria Oyj	$11,993
4,574	Cargotec Oyj - Class B	163,066
97,834	Caverion Corp.	852,059
194,952	Citycon Oyj	513,652
2,317	Comptel Oyj	3,032
24,710	Cramo Oyj	453,778
57,662	Elisa Oyj	2,173,627
16,218	Finnair Oyj(d)	67,056
3,396	Finnlines Oyj(d)	64,979
7,981	Fiskars Oyj Abp	164,995
8,344	F-Secure Oyj	24,957
7,348	HKScan Oyj - A Shares	29,574
40,848	Huhtamaki Oyj	1,441,884
17,769	Kemira Oyj	210,638
14,135	Kesko OYJ - B Shares	451,385
2,280	Kesko Oyj - Class A	70,352
22,442	Konecranes Oyj	601,905
23,076	Lassila & Tikanoja OYJ	446,102
74	Lemminkainen Oyj(d)	1,065
75,818	Metsa Board Oyj	482,731
27,237	Metso Oyj	667,013
80,024	Neste Oyj	1,952,685
61,462	Nokian Renkaat Oyj	2,320,252
2,393	Olvi Oyj - Class A	58,024
27,474	Oriola-KD Oyj - Class B(d)	134,442
8,412	Orion Oyj - Class A	299,153
21,898	Orion Oyj - Class B	783,086
14,520	Outokumpu Oyj(d)	49,434
9,969	PKC Group Oyj	183,620
1,919	Poyry Oyj(d)	8,373
38,176	Raisio Oyj - V Shares	180,095
75,089	Ramirent Oyj	584,607
267	Saga Furs Oyj	5,341
62,070	Sanoma Oyj	272,339
80,880	Sponda Oyj	343,663
6,761	Stockmann Oyj Abp - Class B(d)	52,564
293,089	Stora Enso Oyj - Class R	2,721,785
163,338	Talvivaara Mining Co. Plc(b)(c)(d)	1,024
4,690	Technopolis Oyj	18,928
36,054	Tieto Oyj	924,960
22,998	Tikkurila Oyj	422,086
216,315	UPM-Kymmene Oyj	4,055,698
15,354	Uponor Oyj	204,803
3,684	Vaisala Oyj - Class A	98,402
46,101	Valmet Oyj	486,165
15,103	Wartsila Oyj Abp	645,388
32,499	YIT OYJ	171,183
		26,765,112
FRANCE — 2.7%
25,010	Accor SA	1,244,202
6,551	Actia Group	38,468
5,380	Aeroports de Paris	676,508
61,181	Air France-KLM(d)	448,810

11

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
FRANCE (continued)
13,900	Akka Technologies SA	$383,657
21,709	Albioma SA	353,310
360,370	Alcatel-Lucent(d)	1,465,843
31,661	Alstom SA(d)	1,032,643
28,310	Altamir	319,094
136	Altarea SCA REIT	25,611
13,714	Alten SA	711,805
37,226	Altran Technologies SA	464,619
24,749	APRIL SA(c)	351,077
42,415	Arkema SA	3,106,801
3,122	Assystem	65,229
51,892	Atos SE	4,139,925
560	Axway Software SA	14,921
4,971	Beneteau SA	75,518
8,051	BioMerieux	935,792
72,207	Boiron SA(c)	6,382,369
106,370	Bollore SA	526,598
8,998	Bonduelle SCA	224,213
19,160	Bourbon SA	282,539
20,290	Bouygues SA	768,980
73,197	Bureau Veritas SA	1,655,702
158	Burelle SA	116,374
11,880	Caisse Regionale de Credit Agricole Mutuel Nord de France	213,202
26,120	Cap Gemini SA	2,327,414
92,370	Carrefour SA	3,013,721
15,993	Casino Guichard Perrachon SA	920,488
13,052	Cegedim SA(d)	462,873
2,386	Cegid Group SA	112,297
6,528	Chargeurs SA	55,992
3,649	Cie des Alpes	67,894
27,190	Cie Generale des Etablissements Michelin - Class B	2,708,894
23,540	CNP Assurances	336,256
30,050	Coface SA(d)	243,307
21,920	Dassault Systemes SA	1,731,655
58,242	Derichebourg SA(d)	179,264
1,675	Devoteam SA	54,613
15,013	Edenred	276,114
30,573	Eiffage SA	1,907,913
490	Electricite de Strasbourg SA	57,003
779	Esso SA Francaise(d)	44,647
11,074	Euler Hermes Group	1,038,134
71,368	Eutelsat Communications SA	2,355,180
1,226	Exel Industries SA - Class A	62,690
1,633	Faiveley Transport SA	172,390
19,271	Faurecia	763,525
2,670	FFP	195,395
1,000	Fimalac	89,841
4,430	Fonciere Des Regions REIT	417,727
11,234	GameLoft SA(d)	64,238
210,096	Gaztransport Et Technigaz SA(c)	10,511,962
6,915	Gecina SA REIT	885,115
4,254	GL Events	81,068
Shares		Value
FRANCE (continued)
1,072	Groupe Crit	$58,116
147,086	Groupe Eurotunnel SE	2,061,417
7,871	Groupe Fnac SA(d)	510,579
1,572	Guerbet	106,658
6,054	Haulotte Group SA	85,879
7,408	Havas SA	64,274
418	HiPay Group SA(d)	4,270
1,746	ICADE REIT	129,330
3,690	Iliad SA	776,443
16,263	Imerys SA	1,113,970
43,901	Ingenico Group SA	5,184,815
1,996	Interparfums SA	51,141
17,871	Ipsen SA	1,128,409
13,266	IPSOS	269,513
3,503	Jacquet Metal Service	51,136
7,047	JCDecaux SA	287,109
31,020	Klepierre REIT	1,472,749
243,925	Korian SA	9,228,529
31,108	Lagardere SCA	906,851
936	Laurent-Perrier	81,096
1,830	Le Noble Age(d)	43,467
2,183	Lectra	25,806
37,840	Legrand SA	2,078,042
896	Linedata Services	30,051
245,816	LISI(c)	6,000,918
438	Maisons France Confort SA	19,136
2,938	Manitou BF SA	40,643
7,220	Manutan International(c)	366,724
9,780	Mercialys SA REIT	224,824
8,434	Mersen	158,408
30,873	Metropole Television SA	594,286
30,667	MGI Coutier	547,998
6,144	Montupet	482,734
1,975	Mr Bricolage	28,103
104,090	Natixis SA	638,701
1,247	Naturex(d)	87,761
13,008	Nexans SA(d)	517,885
9,400	Nexity SA	416,466
241	NextRadioTV	9,469
1,540	Norbert Dentressangle SA	335,305
15,700	Numericable-SFR SAS(d)	711,298
5,485	Oeneo SA	38,602
3,092	Onxeo SA(d)	12,355
8,604	Orpea	690,682
1,719	Parrot SA(d)	77,880
79,170	Peugeot SA(d)	1,395,126
13,486	Pharmagest Inter@ctive(c)	366,298
1,273	Pierre & Vacances SA(d)	34,884
25,703	Plastic Omnium SA	743,634
506	Plastivaloire	37,859
431	PSB Industries SA	25,778
30,930	Publicis Groupe	2,008,760
4,837	Rallye SA	89,599
28,970	Renault SA	2,731,089
79,155	Rexel SA	1,081,942
523	Rothschild & Co.	15,016

12

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
FRANCE (continued)
151,356	Rubis SCA	$12,148,359
8,556	Saft Groupe SA	221,102
1,023	Sartorius Stedim Biotech	361,500
2,288	Savencia SA	142,657
92,928	SCOR SE	3,461,118
6,771	SEB SA	688,581
117,560	Sequana SA(d)	506,758
7,304	Societe BIC SA	1,165,019
320	Societe Internationale de Plantations d’Heveas SA(d)	9,195
11,804	Societe Television Francaise 1	152,064
13,730	Sodexo SA	1,222,501
2,401	Solocal Group(d)	19,567
602	Somfy SA	188,137
5,427	Sopra Steria Group	617,668
12,209	Ste Industrielle d’Aviation Latecoere SA(d)	55,716
1,615	Stef SA	118,952
76,119	Suez Environnement Co.	1,448,921
1,654	Sword Group	43,270
20,120	Synergie SA	538,743
15,150	Tarkett SA	452,311
128,112	Technicolor SA	868,938
64,113	Technip SA	3,349,192
25,468	Teleperformance SA	2,001,861
3,928	Tessi SA(c)	494,574
17,890	Thales SA	1,297,024
497,665	Theolia SA(d)	322,882
260	Thermador Groupe	24,302
2,556	Trigano SA	122,940
83,993	UBISOFT Entertainment(d)	2,519,199
22,145	Valeo SA	3,426,292
1,621	Valneva SE(d)	6,043
70,410	Veolia Environnement SA	1,639,504
602	Vetoquinol SA	25,255
2,449	Vicat	157,004
7,449	Vilmorin & Cie SA	525,062
596	Virbac SA	118,855
449	Vranken - Pommery Monopole SA	14,170
4,010	Wendel SA	481,308
49,450	Zodiac Aerospace	1,250,687
		145,648,464
GEORGIA — 0.0%
3,670	Bank of Georgia Holdings Plc	113,153
GERMANY — 3.0%
15,926	Aareal Bank AG	606,827
7,530	Aareal Bank AG	286,915
27,620	Adidas AG	2,476,864
2,898	Adler Modemaerkte AG	33,302
99,717	ADVA Optical Networking SE(d)	1,079,871
2,793	Air Berlin Plc(d)	2,792
19,015	Aixtron SE(d)	121,068
4,617	Allgeier SE	85,397
Shares		Value
GERMANY (continued)
6,126	Alstria Office REIT AG	$85,519
5,182	Amadeus Fire AG	432,394
13,961	Aurubis AG	934,536
17,022	Axel Springer SE	957,251
310	Basler AG	15,183
3,784	Bauer AG	79,893
7,518	BayWa AG	254,588
6,276	Bechtle AG	579,718
15,880	Beiersdorf AG	1,509,279
1,027	Bertrandt AG	120,501
7,116	Bijou Brigitte AG	395,246
24,171	Bilfinger SE	1,084,317
2,505	Biotest AG	37,766
2,694	Biotest AG - Preference Shares	37,919
35,060	Borussia Dortmund GmbH & Co. KGaA	156,143
43,875	Brenntag AG	2,651,181
3,635	CANCOM SE	142,801
8,816	Carl Zeiss Meditec AG	258,359
2,761	CENIT AG	54,650
4,110	CENTROTEC Sustainable AG	65,669
8,870	Cewe Stiftung & Co. KGaA	532,953
13,929	Comdirect Bank AG	167,721
158,420	Commerzbank AG(d)	1,743,808
4,097	CompuGroup Medical AG	120,741
205,116	Constantin Medien AG(c)(d)	415,699
28,668	CTS Eventim AG & Co KGaA	1,122,440
1,776	Deag Deutsche Entertainment AG(d)	7,484
12,208	Deutsche Beteiligungs AG	347,024
31,530	Deutsche Boerse AG	2,903,778
154,753	Deutsche Lufthansa AG(d)	2,285,439
17,900	Deutsche Rohstoff AG(c)	339,938
81,478	Deutsche Wohnen AG	2,298,619
30,691	Deutz AG	115,187
34,460	DMG Mori AG	1,368,161
2,601	Dr Hoenle AG	71,448
1,053	Draegerwerk AG & Co. KGaA	67,484
14,383	Drillisch AG	741,941
92,023	Duerr AG	7,667,403
1,537	Eckert & Ziegler AG	32,409
6,212	Elmos Semiconductor AG	92,219
370,688	ElringKlinger AG	8,301,327
908	Euromicron AG(d)	8,400
10,490	Evonik Industries AG	381,243
138,020	Fielmann AG	9,675,576
1,910	First Sensor AG(d)	23,765
19,763	Fraport AG Frankfurt Airport Services Worldwide	1,253,959
89,296	Freenet AG	3,012,603
31,670	Fresenius Medical Care AG & Co. KGaA	2,851,895
66,220	Fresenius SE & Co. KGaA	4,860,658
22,279	Fuchs Petrolub SE	922,759
23,177	Fuchs Petrolub SE - Preference Shares	1,111,598

13

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
GERMANY (continued)
75,405	GEA Group AG	$3,023,646
19,993	Gerresheimer AG	1,560,297
869	Gerry Weber International AG	14,152
2,345	Gesco AG	166,015
17,123	GFK SE	631,347
5,545	GFT Technologies SE	163,841
5,876	Grammer AG	156,854
1,925	Grenkeleasing AG	353,404
1,190	H&R AG(d)	10,747
6,986	Hamborner AG REIT	74,271
5,599	Hamburger Hafen und Logistik AG	80,995
9,830	Hannover Rueck SE	1,137,166
18,000	HeidelbergCement AG	1,341,617
118,849	Heidelberger Druckmaschinen AG(d)	341,760
11,311	Hochtief AG	1,052,765
2,277	Homag Group AG	87,875
648	Hornbach Baumarkt AG	23,159
12,811	HUGO BOSS AG	1,318,460
12,049	Indus Holding AG	569,737
154,130	Infineon Technologies AG	1,897,431
502	Init Innovation In Traffic Systems AG	11,228
1,494	Isra Vision AG	88,863
11,957	Jenoptik AG	193,152
3,178	Jungheinrich AG	234,389
75,757	K+S AG	1,912,294
2,490	Kabel Deutschland Holding AG	316,938
17,523	KION Group AG	790,229
19,662	Kloeckner & Co. SE	175,371
1,427	Koenig & Bauer AG(d)	44,722
5,079	Kontron AG(d)	17,314
12,247	Krones AG	1,473,335
740	Ksb AG	317,115
210	KSB AG	92,532
10,885	KUKA AG	920,350
1,917	KWS Saat SE	620,182
67,359	Lanxess AG	3,618,385
7,228	Leg Immobilien AG	576,647
798	Leifheit AG	41,309
6,072	Leoni AG	247,720
4,388	LPKF Laser & Electronics AG	40,822
4,700	MAN SE	490,167
1,101	Manz AG(d)	50,850
77,291	Metro AG	2,382,356
101,641	MLP AG	441,602
178,069	MTU Aero Engines AG	16,481,633
2,623	MVV Energie AG	59,361
6,204	Nemetschek AG	257,369
2,244	Nexus AG	40,370
21,300	Nordex SE(d)	696,587
199,859	NORMA Group SE	10,255,801
1,516	OHB SE	32,058
37,382	OSRAM Licht AG	2,199,642
17,064	Patrizia Immobilien AG(d)	469,392
Shares		Value
GERMANY (continued)
4,505	Pfeiffer Vacuum Technology AG	$561,775
17,767	PNE Wind AG	46,206
386	Progress-Werk Oberkirch AG	14,580
35,080	ProSiebenSat.1 Media SE	1,897,540
678	Puma SE	151,797
29,897	QSC AG	52,470
870	R Stahl AG	27,730
13,568	Rational AG	5,386,886
19,717	Rheinmetall AG	1,241,500
15,291	RHOEN-KLINIKUM AG	456,352
16,332	SAF-Holland SA	238,502
9,704	Salzgitter AG	280,167
1,934	Sartorius AG - Preference Shares	437,680
1,579	Schaltbau Holding AG	87,894
6,126	SGL Carbon SE(d)	112,634
7,152	Sixt SE	397,647
3,115	Sixt SE - Preference Shares	134,156
977	Softing AG	12,645
16,990	Software AG	493,887
49,185	Stada Arzneimittel AG	1,872,468
2,392	Sto Se & CO KGAA	311,830
7,599	STRATEC Biomedical AG	442,881
11,191	Stroeer SE	706,252
22,636	Suedzucker AG	422,910
1,278	Surteco SE	24,945
4,961	Suss Microtec AG(d)	37,664
42,586	Symrise AG	2,805,100
13,715	TAG Immobilien AG	177,587
32,248	Takkt AG	598,945
40,147	Talanx AG	1,287,787
423	Technotrans AG	8,303
68,760	Telefonica Deutschland Holding AG	442,784
22,110	Tlg Immobilien AG	416,243
4,964	Tomorrow Focus AG(d)	18,205
143,671	TUI AG(c)	2,677,718
53,473	United Internet AG	2,778,670
19,170	Vib Vermoegen AG	367,851
26,022	Villeroy & Boch AG	384,015
41,110	Vonovia SE	1,371,569
1,861	Vossloh AG(d)	137,010
8,812	VTG AG	287,748
9,072	Wacker Chemie AG	796,686
17,355	Wacker Neuson SE	241,323
822	Washtec AG	25,626
15,110	Wincor Nixdorf AG	775,705
13,310	Wirecard AG	687,981
1,653	XING AG	326,463
		161,451,569
GIBRALTAR — 0.0%
23,380	888 Holdings Plc	58,209

14

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
GIBRALTAR (continued)
68,686	Bwin Party Digital Entertainment Plc	$118,486
		176,695
GREECE — 0.0%
45,756	Aegean Airlines SA(c)	354,725
96	Alapis Holding Industrial and Commercial SA of Pharmaceutical Chemical Products(b)(c)(d)	0
2,153	Athens Water Supply & Sewage Co. SA (The)(c)	13,637
32,394	Ellaktor SA(c)(d)	63,407
10,168	Frigoglass SAIC(c)(d)	25,270
14,537	GEK Terna Holding Real Estate Construction SA(c)(d)	29,893
28,930	Grivalia Properties REIC AE REIT(c)	263,093
5,827	Hellenic Exchanges - Athens Stock Exchange SA(c)	33,256
170,009	Intralot SA-Integrated Lottery Systems & Services(c)(d)	282,295
7,101	JUMBO SA(c)	68,716
1,715	Lamda Development SA(c)(d)	8,675
132,453	Marfin Investment Group Holdings SA(c)(d)	12,235
41,173	Metka SA(c)	395,259
34,370	Motor Oil (Hellas) Corinth Refineries SA(c)(d)	422,926
61,455	Mytilineos Holdings SA(c)	327,758
22,848	Proton Bank SA(b)(c)(d)	0
3,988	Sarantis SA(c)	32,233
12,534	T Bank SA(b)(c)(d)	0
71,586	Terna Energy SA(c)	226,712
647	Thessaloniki Port Authority SA(c)	18,498
31,091	TT Hellenic Postbank SA(b)(c)(d)	0
		2,578,588
GUERNSEY — 0.0%
5,739	Raven Russia Ltd.(d)	3,804
HONG KONG — 1.1%
375,000	Agritrade Resources Ltd.	80,316
26,000	Allied Group Ltd.	124,119
1,415,693	Allied Properties HK Ltd.	303,209
138,000	AMVIG Holdings Ltd.	63,386
520,000	Anxin-China Holdings Ltd.(b)(c)(d)	9,688
570,000	APAC Resources Ltd.(d)	6,692
182,250	APT Satellite Holdings Ltd.	180,120
144,000	Asia Financial Holdings Ltd.	55,738
58,000	Asia Satellite Telecommunications Holdings Ltd.	86,357
297,877	Asia Standard International Group Ltd.	56,112
364,100	ASM Pacific Technology Ltd.	2,597,829
Shares		Value
HONG KONG (continued)
74,000	Associated International Hotels Ltd.	$206,229
275,000	Auto Italia Holdings Ltd.(d)	14,015
52,000	Beijing Enterprises Holdings Ltd.	329,755
700,000	Beijing Enterprises Water Group Ltd.	559,053
504,000	Bel Global Resources Holdings Ltd.(b)(c)(d)	0
70,400	Bonjour Holdings Ltd.	2,770
426,000	Bosideng International Holdings Ltd.	41,223
218,000	Bossini International Holdings Ltd.	18,845
25,000	Bracell Ltd.	2,968
92,000	Bright Smart Securities & Commodities Group Ltd.	29,082
393,000	Brightoil Petroleum Holdings Ltd.(d)	140,455
72,000	Brilliance China Automotive Holdings Ltd.	100,142
56,897	Brilliant Circle Holdings International Ltd.	10,057
1,644,354	Brockman Mining Ltd.(d)	35,006
608,000	Burwill Holdings Ltd.(d)	22,749
496,791	C C Land Holdings Ltd.	127,553
48,000	Cafe de Coral Holdings Ltd.	162,568
92,000	Carrianna Group Holdings Co. Ltd.	9,615
554,800	Century City International Holdings Ltd.	38,654
1,604,275	Champion Technology Holdings Ltd.(d)	31,462
125,144	Cheuk Nang Holdings Ltd.	92,034
85,873	Chevalier International Holdings Ltd.	148,466
14,020	Chia Tai Enterprises International Ltd.(d)	5,155
684,000	China Aerospace International Holdings Ltd.	99,724
168,137	China Agri-Industries Holdings Ltd.(d)	62,043
136,000	China All Access Holdings Ltd.	47,202
2,392,000	China Billion Resources Ltd.(b)(c)(d)	0
79,500	China Culiangwang Beverages Holdings, Ltd.(d)	1,323
2,520,000	China Daye Non-Ferrous Metals Mining Ltd.(d)	47,795
1,478,000	China Energy Development Holdings Ltd.(d)	29,558
46,000	China Everbright International Ltd.	74,425
525,600	China Fiber Optic Network System Group Ltd.(d)	63,067
62,000	China Foods Ltd.(d)	28,398
224,000	China Gas Holdings Ltd.	357,216
206,000	China Glass Holdings Ltd.(d)	28,439

15

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
HONG KONG (continued)
6,603,000	China High Precision Automation Group Ltd.(b)(c)(d)	$194,880
287,000	China High Speed Transmission Equipment Group Co. Ltd.(d)	258,465
1,816,000	China Jinmao Holdings Group Ltd.	501,412
10,378,000	China Lumena New Materials Corp.(b)(c)(d)	0
1,858,000	China Lumena New Materials Corp.(b)(d)	0
142,518	China Merchants Holdings International Co. Ltd.	475,330
888,000	China Merchants Land Ltd.	189,043
216,000	China Metal International Holdings, Inc.	57,410
193,200	China Metal Recycling Holdings Ltd.(b)(c)(d)	44,071
492,557	China New Town Development Co. Ltd.(d)	19,701
1,110,000	China Oil and Gas Group Ltd.(d)	77,336
24,500	China Overseas Grand Oceans Group Ltd.	7,808
136,000	China Power International Development Ltd.	85,980
400,000	China Power New Energy Development Co. Ltd.	27,869
251,000	China Properties Group Ltd.(d)	51,815
251,327	China Resources Beer Holdings Co. Ltd.	476,025
286,440	China Resources Cement Holdings Ltd.	115,676
70,800	China Resources Gas Group Ltd.	195,027
3,668,600	China Singyes Solar Technologies Holdings Ltd.	2,882,586
270,000	China Smarter Energy Group Holdings Ltd.(d)	22,992
1,230,000	China South City Holdings Ltd.	295,177
4,250,000	China Star Entertainment Ltd.(d)	19,740
275,440	China State Construction International Holdings Ltd.	419,347
727,500	China Strategic Holdings Ltd.(d)	22,903
220,000	China Ting Group Holdings Ltd.(d)	13,483
800,000	China Travel International Investment Hong Kong Ltd.	363,327
86,000	China Water Affairs Group Ltd.	45,493
27,000	Chinese Estates Holdings Ltd.	62,914
141,000	Chow Sang Sang Holdings International Ltd.	275,065
110,000	Chu Kong Shipping Enterprises Group Co. Ltd.	32,926
237,500	Chuang’s Consortium International Ltd.	27,579

Shares		Value
HONG KONG (continued)
90,000	CIMC Enric Holdings Ltd.	$59,570
1,555,000	CITIC Resources Holdings Ltd.(d)	234,737
649,000	CITIC Telecom International Holdings Ltd.	269,628
508,000	Citychamp Watch & Jewellery Group Ltd.(d)	78,652
1,052,000	CK Life Sciences International Holdings, Inc.	99,084
60,000	Clear Media Ltd.	60,382
142,000	CNT Group Ltd.	6,412
177,000	Coastal Greenland Ltd.(d)	4,545
185,130	Comba Telecom Systems Holdings Ltd.	38,217
520,000	Concord New Energy Group Ltd.	35,559
124,000	Cosco International Holdings Ltd.(b)(c)	71,354
511,420	COSCO Pacific Ltd.(b)(c)	661,627
1,402,000	CP Pokphand Co. Ltd.	168,227
27,000	Cross-Harbour Holdings Ltd. (The)	35,811
2,429,335	CSI Properties Ltd.	81,494
3,656,000	CST Mining Group Ltd.(d)	40,567
84,924	Dah Sing Banking Group Ltd.	161,507
60,678	Dah Sing Financial Holdings Ltd.	340,945
101,000	Dan Form Holdings Co. Ltd.	16,419
80,000	Dawnrays Pharmaceutical Holdings Ltd.	66,575
244,000	DBA Telecommunication Asia Holdings Ltd.(b)(c)(d)	4,132
160,550	Dickson Concepts International Ltd.	60,072
261,000	Digital China Holdings Ltd.	267,377
108,000	Dynasty Fine Wines Group Ltd.(b)(c)(d)	3,762
92,000	Eagle Nice International Holdings Ltd.	22,790
244,200	EcoGreen International Group Ltd.	56,083
168,234	EganaGoldpfeil Holdings Ltd.(b)(c)(d)	0
621,000	Emperor Capital Group Ltd.	52,080
325,000	Emperor Entertainment Hotel Ltd.	64,576
386,416	Emperor International Holdings Ltd.	74,784
130,000	Emperor Watch & Jewellery Ltd.	3,472
861,400	Esprit Holdings Ltd.	970,250
220,000	EVA Precision Industrial Holdings Ltd.	52,512
9,500	Fairwood Holdings Ltd.	29,417
574,862	Far East Consortium International Ltd.	209,901
88,000	Far East Horizon Ltd.	73,460
1,198,000	First Pacific Co. Ltd.	820,760

16

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
HONG KONG (continued)
272,000	First Shanghai Investments Ltd.	$42,464
276,000	Fountain SET Holdings Ltd.	34,542
114,000	Future Bright Holdings Ltd.	13,532
522,000	GCL New Energy Holdings Ltd.(d)	38,389
1,591,000	GCL-Poly Energy Holdings Ltd.(d)	330,492
116,000	Genting Hong Kong Ltd.	35,920
2,406,000	Get Nice Holdings Ltd.	99,337
266,000	Giordano International Ltd.	143,457
875,200	Global Bio-Chem Technology Group Co. Ltd.(d)	34,441
2,382,000	Global Brands Group Holding Ltd.(d)	494,803
1,547,000	Glorious Property Holdings Ltd.(d)	199,597
70,000	Glorious Sun Enterprises Ltd.	12,193
220,000	Gold Peak Industries Holding Ltd.	25,830
180,000	Goldbond Group Holdings Ltd.	8,825
365,382	Golden Meditech Holdings Ltd.	53,742
150,000	Golden Resources Development International Ltd.	9,193
214,000	Goldin Properties Holdings Ltd.(d)	184,440
118,000	Goldlion Holdings Ltd.	49,937
16,000	Good Friend International Holdings, Inc.	3,964
159,685	Great Eagle Holdings Ltd.	526,405
12,162,000	G-Resources Group Ltd.	273,035
336,000	Guangdong Investment Ltd.	474,265
150,666	Guangdong Land Holdings Ltd.(d)	33,630
64,000	Guangnan Holdings Ltd.	8,835
14,000	Guoco Group Ltd.	160,762
129,600	Guotai Junan International Holdings Ltd.	48,157
26,000	Haier Electronics Group Co. Ltd.	50,453
480,246	Haitong International Securities Group Ltd.	267,058
270,000	Hang Lung Group Ltd.	980,634
88,845	Hanison Construction Holdings Ltd.	16,392
370,000	Hao Tian Development Group Ltd.(d)	23,153
114,000	Harbour Centre Development Ltd.	191,505
245,400	Hengdeli Holdings Ltd.	37,045
124,244	HK Electric Investments & HK Electric Investments Ltd.	95,380
4,835,065	HKBN Ltd.(d)	5,820,344
1,211,035	HKC Holdings Ltd.(d)	28,281
365,200	HKR International Ltd.	163,032
90,000	Hon Kwok Land Investment Co. Ltd.	31,352
6,000	Hong Kong Aircraft Engineering Co. Ltd.	48,190
Shares		Value
HONG KONG (continued)
57,000	Hong Kong Ferry (Holdings) Co. Ltd.	$66,556
305,651	Hongkong & Shanghai Hotels Ltd. (The)	347,824
669,700	Hongkong Chinese Ltd.	115,784
12,650	Hopewell Highway Infrastructure Ltd.	5,827
143,500	Hopewell Holdings Ltd.	519,337
194,000	Hopson Development Holdings Ltd.(d)	164,700
522,000	Hsin Chong Construction Group Ltd.	61,288
24,000	Hua Han Bio-Pharmaceutical Holdings Ltd.	3,499
439,000	Huabao International Holdings Ltd.	184,083
239,631	Hung Hing Printing Group Ltd.	30,609
651,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	241,061
49,000	Hysan Development Co. Ltd.	217,796
335,000	I-CABLE Communications Ltd.(d)	23,340
1,160,000	Imagi International Holdings Ltd.(d)	16,912
646,250	International Standard Resources Holdings Ltd.(d)	13,174
235,000	IPE Group Ltd.	33,959
28,266	IRC Ltd.(d)	966
398,000	IT Ltd.	122,215
126,000	ITC Corp. Ltd.	11,542
95,905	ITC Properties Group Ltd.	45,660
65,000	Jinhui Holdings Co. Ltd.(d)	8,722
141,125	Johnson Electric Holdings Ltd.	518,025
616,000	Ju Teng International Holdings Ltd.	337,780
311,099	K Wah International Holdings Ltd.	134,866
84,000	Kader Holdings Co. Ltd.(d)	7,478
1,940,000	Kai Yuan Holdings Ltd.(d)	20,024
42,000	Keck Seng Investments	37,174
113,500	Kerry Logistics Network Ltd.	169,285
404,000	Kerry Properties Ltd.	1,198,875
150,200	Kingboard Chemical Holdings Ltd.	212,783
473,000	Kingboard Laminates Holdings Ltd.	197,729
74,000	Kingmaker Footwear Holdings Ltd.	17,854
1,866,000	Kingston Financial Group Ltd.(d)	741,527
344,000	Ko Yo Chemical Group Ltd.(d)	36,838
376,000	Kowloon Development Co. Ltd.	425,939
1,070,000	Kunlun Energy Co. Ltd.	875,261
2,159,000	Lai Fung Holdings Ltd.	36,770
3,304,750	Lai Sun Development Co. Ltd.	60,547
603,200	Lai Sun Garment International Ltd.	74,713

17

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
HONG KONG (continued)
9,000	Lam Soon Hong Kong Ltd.	$6,038
68,000	Landsea Green Properties Co. Ltd.	6,405
127,600	Le Saunda Holdings Ltd.	34,079
24,000	Lee & Man Chemical Co. Ltd.	9,909
549,200	Lee & Man Paper Manufacturing Ltd.	342,958
15,000	Lee’s Pharmaceutical Holdings Ltd.	19,431
364,000	Li & Fung Ltd.	295,874
131,000	Lifestyle International Holdings Ltd.	189,640
1,314,000	Lippo China Resources Ltd.	51,708
78,000	Lippo Ltd.	43,274
116,000	Liu Chong Hing Investment Ltd.	137,244
546,600	Loudong General Nice Resources China Holdings Ltd.(d)	46,546
170,000	Luen Thai Holdings Ltd.	25,882
156,000	Luk Fook Holdings International Ltd.	403,556
1,444,000	Magnificent Estates	40,988
145,600	Man Wah Holdings Ltd.	166,817
7,700	Mandarin Oriental International Ltd.	11,781
2,400,000	Mason Financial Holdings Ltd.(d)	89,799
132,000	Melco International Development Ltd.	205,393
162,000	Midland Holdings Ltd.(d)	70,229
84,000	MIN XIN Holdings Ltd.	72,614
429,000	Mingfa Group International Co. Ltd.(d)	104,059
344,000	Minmetals Land Ltd.	35,507
39,000	Miramar Hotel & Investment Co. Ltd.	65,616
1,371,148	Nan Hai Corp. Ltd.(d)	29,013
150,000	Natural Beauty Bio-Technology Ltd.	16,644
361,500	Neo-Neon Holdings Ltd.(d)	50,839
1,440,000	Neptune Group Ltd.(d)	15,235
872,000	New Century Group Hong Kong Ltd.	16,426
1,369,100	New World China Land Ltd.	909,719
516,000	Newocean Energy Holdings Ltd.	211,710
362,000	Next Digital Ltd.	26,622
312,000	Nine Dragons Paper Holdings Ltd.	207,313
925,700	Noble Group Ltd.	333,699
330,859	NWS Holdings Ltd.	499,452
400,500	O Luxe Holdings Ltd.(d)	14,469
315,000	Orange Sky Golden Harvest Entertainment Holdings Ltd.(d)	24,385
72,500	Orient Overseas International Ltd.	346,570
Shares		Value
HONG KONG (continued)
111,200	Oriental Watch Holdings	$15,208
118,000	Overseas Chinese Town Asia Holdings Ltd.	53,286
1,340,246	Pacific Andes International Holdings Ltd.(d)	25,765
4,779,000	Pacific Basin Shipping Ltd.	1,418,174
105,000	Pacific Textile Holdings Ltd.	150,105
227,240	Paliburg Holdings Ltd.	71,538
20,000	Pan Asia Environmental Protection Group Ltd.	2,632
785,394	PCCW Ltd.	425,600
48,000	Peace Mark Holdings Ltd.(b)(c)(d)	0
296,000	Phoenix Satellite Television Holdings Ltd.	71,035
368,000	Pico Far East Holdings Ltd.	97,809
54,000	Playmates Holdings Ltd.	61,869
244,000	Playmates Toys Ltd.	51,630
950,000	PME Group Ltd.(d)	18,631
318,000	Poly Property Group Co. Ltd.	103,393
460,000	Polytec Asset Holdings Ltd.	57,570
132,000	Pou Sheng International Holdings Ltd.(d)	21,118
78,000	Public Financial Holdings Ltd.	37,940
692,000	PYI Corp. Ltd.	15,267
118,000	Real Nutriceutical Group Ltd.(b)	15,225
346,200	Regal Hotels International Holdings Ltd.	179,117
5,581,033	REXLot Holdings Ltd.(b)(c)	316,834
240,000	SA SA International Holdings Ltd.	77,104
139,000	Samson Holding Ltd.	17,575
116,000	SAS Dragon Holdings Ltd.	22,001
92,000	SEA Holdings Ltd.	96,622
143,516	Shanghai Industrial Holdings Ltd.	379,594
789,000	Shanghai Industrial Urban Development Group Ltd.	153,716
1,190,000	Shanghai Zendai Property Ltd.(d)	31,168
438,000	Shangri-La Asia Ltd.	402,364
195,000	Shenwan Hongyuan HK Ltd.	86,045
489,520	Shenzhen International Holdings Ltd.	746,539
330,638	Shenzhen Investment Ltd.	134,378
339,129	Shimao Property Holdings Ltd.	598,571
2,408,000	Shougang Concord International Enterprises Co. Ltd.(d)	100,973
23,826	Shun Ho Tech Holdings Ltd.(d)	8,146
657,750	Shun Tak Holdings Ltd.	263,080
278,000	Silver Grant International Industries Ltd.	37,662
92,000	Sing Tao News Corp. Ltd.	12,820
652,000	Singamas Container Holdings Ltd.	78,234
240,000	Sino Biopharmaceutical Ltd.	300,054

18

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
HONG KONG (continued)
3,935,000	Sino Oil And Gas Holdings Ltd.(d)	$97,479
716,000	Sinofert Holdings Ltd.	126,561
38,000	SIS International Holdings	21,573
61,000	SITC International Holdings Co. Ltd.	31,403
60,000	Sitoy Group Holdings Ltd.	28,720
781,000	SJM Holdings Ltd.	651,959
608,252	Skyworth Digital Holdings Ltd.	452,034
67,643	SmarTone Telecommunications Holding Ltd.	120,439
1,267,934	SMI Holdings Group Ltd.	111,242
76,843	SOCAM Development Ltd.(d)	45,607
6,500	Soundwill Holdings Ltd.	8,378
1,392,000	South China Holdings Co. Ltd.(d)	91,595
340,000	South Sea Petroleum Holdings Ltd.(d)	9,519
360,000	Sparkle Roll Group Ltd.(d)	16,257
1,413,428	SRE Group Ltd.(b)(c)(d)	70,210
4,102,010	SSY Group Ltd.	1,032,039
151,000	Stella International Holdings Ltd.	373,672
60,500	Stelux Holdings International Ltd.	6,401
204,000	Success Universe Group Ltd.(d)	5,054
251,000	Sun Art Retail Group Ltd.	205,966
16,000	Sun Hing Vision Group Holdings Ltd.	6,069
382,801	Sun Hung Kai & Co. Ltd.	258,309
263,000	TAI Cheung Holdings Ltd.	211,402
6,000	Tan Chong International Ltd.	2,020
6,000	Tao Heung Holdings Ltd.	1,897
456,000	TCC International Holdings Ltd.	90,016
90,000	TCL Multimedia Technology Holdings Ltd.	40,294
202,000	Techtronic Industries Co. Ltd.	741,478
70,900	Television Broadcasts Ltd.	258,879
125,000	Texhong Textile Group Ltd.	92,735
286,000	Texwinca Holdings Ltd.	278,598
185,800	Tian An China Investment Co. Ltd.	111,471
1,208,000	Tianjin Port Development Holdings Ltd.	202,617
130,000	Tibet 5100 Water Resources Holdings Ltd.	42,268
2,380,000	Titan Petrochemicals Group Ltd.(b)(c)(d)	154
124,252	Tomson Group Ltd.	27,253
1,080,000	Tongda Group Holdings Ltd.	221,557
62,000	Top Spring International Holdings Ltd.	25,918
136,000	Towngas China Co. Ltd.	92,999
406,000	TPV Technology Ltd.	59,717
58,000	Tradelink Electronic Commerce Ltd.	12,198
Shares		Value
HONG KONG (continued)
80,800	Transport International Holdings Ltd.	$218,404
162,000	Trinity Ltd.	23,828
394,000	Truly International Holdings Ltd.	94,044
233,000	TSC Group Holdings Ltd.(d)	46,596
1,082,000	United Energy Group Ltd.(d)	146,582
288,500	United Laboratories International Holdings Ltd. (The)(d)	154,103
44,000	Up Energy Development Group Ltd.(d)	3,009
100,000	Value Partners Group Ltd.	106,701
188,000	Varitronix International Ltd.	128,800
687,683	Victory City International Holdings Ltd.	84,290
162,000	Vitasoy International Holdings Ltd.	270,049
483,600	VST Holdings Ltd.	142,261
31,200	VTech Holdings Ltd.	379,000
132,622	Wasion Group Holdings Ltd.	147,841
496,000	Welling Holding Ltd.	83,194
68,000	Wing On Co. International Ltd.	211,880
220,000	Wing Tai Properties Ltd.	126,313
1,290,000	Xinyi Glass Holdings Ltd.	670,748
30,000	YGM Trading Ltd.	23,998
3,293,000	Yingde Gases Group Co. Ltd.	1,474,300
84,000	Yip’s Chemical Holdings Ltd.	34,573
155,500	Yue Yuen Industrial Holdings Ltd.	568,785
480,946	Yuexiu Property Co. Ltd.	83,151
58,191	Yuexiu Transport Infrastructure Ltd.	39,792
306,000	Zhuhai Holdings Investment Group Ltd.	44,613
		61,044,707
HUNGARY — 0.0%
24,646	Magyar Telekom Telecommunications Plc(d)	34,195
1,520	OTP Bank Plc	29,455
		63,650
INDIA — 1.3%
293	3M India Ltd.(d)	52,350
4,102	Aarti Industries	32,141
2,732	ABG Shipyard Ltd.(d)	5,299
12,155	ACC Ltd.	256,623
47,479	Adani Power Ltd.(d)	22,888
6,435	Aditya Birla Nuvo Ltd.	203,272
33,300	Aegis Logistics Ltd.	50,909
124,095	AIA Engineering Ltd.	1,821,497
5,142	Ajanta Pharma Ltd.	121,922
19,534	Alembic Ltd.	12,824
16,675	Alembic Pharmaceuticals Ltd.	173,244
36,030	Allahabad Bank	41,436
810	Allcargo Logistics Ltd.	3,869

19

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
INDIA (continued)
241,287	Alok Industries Ltd.(d)	$24,924
1,082	Alstom India Ltd.	10,248
212,512	Amara Raja Batteries Ltd.	2,938,321
17,157	Ambuja Cements Ltd.	54,337
11,406	Amtek Auto Ltd.	6,973
44,785	Anant Raj Ltd.	25,941
32,399	Andhra Bank	32,352
153,989	Apollo Hospitals Enterprise Ltd.	3,093,566
9,461	Apollo Tyres Ltd.	24,766
4,919	Arvind Infrastructure Ltd.(d)	4,599
49,192	Arvind Ltd.	208,903
198,118	Ashok Leyland Ltd.(d)	284,087
2,229	Atul Ltd.	56,974
17,706	Aurobindo Pharma Ltd.(d)	226,511
3,198	Bajaj Corp. Ltd.	20,031
364,617	Bajaj Electricals Ltd.	1,370,697
4,584	Bajaj Finance Ltd.	366,352
12,411	Bajaj Finserv Ltd.	373,783
19,521	Bajaj Holdings & Investment Ltd.	495,561
15,043	Balkrishna Industries Ltd.	150,269
97,217	Ballarpur Industries Ltd.	27,077
3,642	Balmer Lawrie & Co. Ltd.	32,402
38,808	Balrampur Chini Mills Ltd.(d)	36,079
104,590	Bank of Baroda	256,413
9,497	Bank of India	19,083
17,071	Bank of Maharashtra	8,765
3,185	BASF India Ltd.	43,894
5,028	Bata India Ltd.	38,700
1,828	BEML Ltd. - Partly Paid Shares	32,606
1,066,121	Berger Paints India Ltd.	3,617,094
7,437	Bharat Electronics Ltd.(d)	141,559
2,296	Bharat Forge Ltd.(d)	30,195
10,128	Biocon Ltd.	70,514
5,808	Birla Corp. Ltd.	38,286
22,927	Blue Dart Express Ltd.	2,669,384
5,788	Britannia Industries Ltd.	286,269
16,510	Cadila Healthcare Ltd.	105,308
14,495	Cairn India Ltd.(d)	34,028
19,327	Canara Bank	81,898
7,476	Carborundum Universal Ltd.	20,079
5,310	Ceat Ltd.	87,888
11,486	Century Plyboards India Ltd.(d)	30,761
9,871	Century Textiles & Industries Ltd.	83,717
6,433	CESC Ltd.	57,237
91,441	Chambal Fertilizers and Chemicals Ltd.	80,463
56,756	Chennai Super Kings Cricket Ltd.(b)(c)(d)	1,954
36,243	City Union Bank Ltd.	49,862
7,502	Colgate-Palmolive India Ltd.	109,680
3,973	Container Corp. of India Ltd.	80,570
10,814	Coromandel International Ltd.	30,988
41,645	Corp. Bank	27,787
21,138	Cox & Kings Ltd.	87,551
Shares		Value
INDIA (continued)
84,163	Crisil Ltd.	$2,526,371
38,317	Crompton Greaves Ltd.	102,030
18,918	Cummins India Ltd.	310,846
16,196	Cyient Ltd.	133,085
4,199	Dalmia Bharat Ltd.	45,145
6,484	DB Corp. Ltd.	32,427
18,464	DB Realty Ltd.(d)	17,462
27,921	DCB Bank Ltd.(d)	37,088
17,752	Deepak Fertilizers & Petrochemicals Corp. Ltd.	39,432
12,047	Delta Corp Ltd.	15,569
43,420	Dena Bank	27,941
15,060	Divi’s Laboratories Ltd.	265,927
4,597	DLF Ltd.	8,196
3,993	eClerx Services Ltd.	111,675
22,258	EID Parry India Ltd.	59,183
160,497	Emami Ltd.(d)	2,632,008
25,985	Engineers India Ltd.	78,100
8,345	Eros International Media Ltd.(d)	35,356
17,285	Escorts Ltd.	46,608
45,444	Essar Oil Ltd.(d)	133,039
20,879	Essel Propack Ltd.	50,772
72,861	Exide Industries Ltd.	166,696
247	FAG Bearings India Ltd.	15,679
15,298	FDC Ltd.	56,245
294,564	Federal Bank Ltd.	244,550
4,296	Federal-Mogul Goetze India Ltd.(d)	23,595
14,606	Finolex Cables Ltd.	56,048
14,293	Finolex Industries Ltd.	68,539
911,482	Fortis Healthcare Ltd.(d)	2,163,453
31,884	Future Retail Ltd.	57,942
7,516	Gateway Distriparks Ltd.	38,400
810	GlaxoSmithKline Consumer Healthcare Ltd.	74,527
18,031	Glenmark Pharmaceuticals Ltd.	273,590
24,402	GMR Infrastructure Ltd.	4,892
7,585	Godfrey Phillips India, Ltd.	109,083
12,899	Godrej Industries Ltd.	77,281
5,642	Godrej Properties Ltd.	29,658
8,033	Great Eastern Shipping Co. Ltd. (The)	46,425
20,917	Greaves Cotton Ltd.	40,157
770	Greenlam Industries Ltd.	4,779
770	Greenply Industries Ltd.	10,930
2,596	Grindwell Norton Ltd.	29,331
15,133	Gujarat Alkalies & Chemicals(d)	38,791
3,890	Gujarat Flourochemicals Ltd.	38,439
357,226	Gujarat Pipavav Port Ltd.(d)	882,063
42,802	Gujarat State Fertilizers & Chemicals Ltd.	47,390
26,093	Gujarat State Petronet Ltd.	51,691
27,765	Hathway Cable & Datacom Ltd.(d)	17,400
25,011	Havells India Ltd.	97,066
11,965	HCL Infosystems Ltd.(d)	10,043

20

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
INDIA (continued)
849	HEG Ltd.(d)	$2,126
16,680	Hexa Tradex Ltd.(d)	4,352
65,708	Hexaware Technologies Ltd.	241,283
9,679	Hindalco Industries Ltd.	12,450
6,147	Hindustan Petroleum Corp. Ltd.	72,288
207	Honeywell Automation India Ltd.	29,939
28,793	Housing Development & Infrastructure Ltd.(d)	32,012
426,273	HSIL Ltd.	1,825,906
4,443	Huhtamaki PPL Ltd.	18,249
23,341	ICRA Ltd.	1,388,673
46,836	IDBI Bank Ltd.	61,390
73,673	IDFC Bank Ltd.(b)(c)(d)	81,233
73,673	IDFC Ltd.	66,350
77,633	IIFL Holdings Ltd.	228,937
56,756	India Cements Ltd. (The)(d)	68,138
14,343	Indian Bank	27,404
9,700	Intellect Design Arena Ltd.(d)	36,992
167,711	Ipca Laboratories Ltd.	1,999,725
8,799	IRB Infrastructure Developers Ltd.	33,132
8,006	Jagran Prakashan Pvt Ltd.(d)	17,091
66,242	Jain Irrigation Systems Ltd. - DVR	62,648
128,214	Jammu & Kashmir Bank Ltd. (The)	163,247
6,226	Jindal Poly Films Ltd.	52,451
29,253	Jindal Saw Ltd.	29,031
7,796	JK Lakshmi Cement Ltd.	44,680
13,845	JK Tyre & Industries Ltd.	21,484
21,254	JSW Energy Ltd.	30,347
14,416	JSW Steel Ltd.	200,836
98,644	Jubilant Foodworks Ltd.	2,210,942
23,442	Jubilant Organosys Ltd.(d)	146,923
2,239	Kajaria Ceramics Ltd.	31,081
90,563	Kakinada Fertilizers Ltd.(b)(c)(d)	2,913
11,421	Kalpataru Power Transmission Ltd.	45,486
3,530	Kansai Nerolac Paints Ltd.	13,446
22,504	Karnataka Bank Ltd. (The)	44,323
3,825	Karur Vysya Bank Ltd. (The)	24,676
942	Kaya Ltd.(d)	15,509
8,595	KEC International Ltd.	17,606
13,854	Kesoram Industries Ltd.(d)	17,215
1,197	Kirloskar Oil Engines Ltd.	4,969
34,008	Kotak Mahindra Bank Ltd.	357,879
24,476	KPIT Technologies Ltd.	51,241
657	Lakshmi Machine Works Ltd.	35,906
8,542	Maharashtra Seamless Ltd.	19,981
237	Mahindra Lifespace Developers Ltd.	1,805
6,707	Marico Ltd.	39,742
1,453,417	Marksans Pharma Ltd.	2,171,951
26,103	MAX India Ltd.	211,417
Shares		Value
INDIA (continued)
15,382	MindTree Ltd.	$369,408
815	Monsanto India Ltd.	29,512
11,049	Mphasis Ltd.	80,215
550	MRF Ltd.	334,582
48,388	NCC Ltd.	59,499
91,063	NHPC Ltd.	25,293
16,197	NIIT Technologies Ltd.	140,232
1,671	Nirvikara Paper Mills Ltd.(d)	1,359
68,634	NRB Bearings Ltd.	151,616
11,606	Oil India Ltd.	72,092
36,200	OMAXE Ltd.	74,843
3,399	Oracle Financial Sevices Software Ltd.	201,831
16,955	Oriental Bank of Commerce	34,950
13,721	Page Industries Ltd.	2,955,207
8,697	Parsvnath Developers Ltd.(d)	2,342
6,026	PC Jeweller Ltd.	41,162
1,578	Persistent Systems Ltd.	15,583
51,330	Petronet LNG Ltd.	152,470
1,475	Pfizer Ltd.	57,494
267,807	Phoenix Mills Ltd. (The)	1,368,646
147,741	PI Industries Ltd.	1,511,211
229,377	Pidilite Industries Ltd.	1,971,354
14,082	Polaris Consulting & Services Ltd.	41,398
13,598	Prestige Estates Projects Ltd.	42,337
1,520	Procter & Gamble Hygiene & Health Care Ltd.	141,427
81,828	PTC India Financial Services Ltd.	59,231
66,948	PTC India Ltd.	66,338
36,362	Rain Industries Ltd.	20,617
373,051	Rallis India Ltd.	1,182,608
16,737	Ramco Cements Ltd. (The)	92,682
4,423	Ratnamani Metals & Tubes Ltd.	43,431
12,772	Raymond Ltd.	82,189
57,342	Redington India Ltd.	104,470
79,906	Reliance Communications Ltd.(d)	92,079
7,440	Reliance Infrastructure Ltd.	45,139
40,214	Reliance Power Ltd.(d)	31,047
38,166	Rolta India Ltd.	57,560
816	Sanofi India Ltd.	56,820
2,527	Shoppers Stop Ltd.	15,055
13,529	Shyam Century Ferrous Ltd.(c)(d)	1,977
7,106	Siemens Ltd.	144,333
77,746	Sintex Industries Ltd.(d)	120,227
15,463	SJVN Ltd.	6,756
73,856	SKF India Ltd.	1,411,566
7,092	Sobha Ltd.	35,219
401,240	South Indian Bank Ltd. (The)	125,570
6,622	SRF Ltd.	134,001
13,529	Star Ferro and Cement Ltd.	27,847
5,304	State Bank of Bikaner & Jaipur	42,610
2,126	State Bank of Travancore	13,769

21

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
INDIA (continued)
2,418	Sterlite Technologies Ltd.	$3,467
113,112	Strides Arcolab Ltd.	2,239,304
15,536	Sun Pharmaceutical Industries Ltd.	211,494
14,358	Sun TV Network Ltd.(d)	87,198
21,387	Sundram Fasteners Ltd.	54,822
6,405	Supreme Industries Ltd.	61,756
43,231	Symphony Ltd.	1,362,724
30,834	Syndicate Bank	44,308
13,597	Tata Chemicals Ltd.	84,990
7,145	Tata Communications Ltd.	46,908
1,202	Tata Consultancy Services, Ltd.	45,898
75,981	Tata Power Co. Ltd.	80,056
14,209	Tata Tea Ltd.(d)	29,018
4,509	Thermax Ltd.	58,677
45,835	Titan Co. Ltd.	245,466
139,718	Torrent Pharmaceuticals Ltd.	3,295,224
10,413	Transport Corp. of India Ltd.	44,707
274,616	Tree House Education and Accessories Ltd.	1,154,022
104	Trent Ltd.	2,220
13,660	Triveni Turbine Ltd.	22,660
697	TTK Prestige Ltd.	46,953
23,147	Tube Investments of India Ltd.	140,593
103,009	TV18 Broadcast Ltd.(d)	50,602
8,017	TVS Motor Co. Ltd.	32,573
5,706	UCO Bank	4,453
6,802	Unichem Laboratories Ltd.	29,162
13,827	Union Bank of India	33,137
7,841	United Breweries Ltd.	112,620
136,278	United Phosphorus Ltd.(d)	958,711
1,544	VA Tech Wabag Ltd.	15,143
1,130	Vakrangee Ltd.	2,264
6,257	Vardhman Textiles Ltd.	69,483
18,900	Videocon Industries Ltd.	38,815
36,860	Vijaya Bank	20,815
10,224	Voltas Ltd.	44,349
902	VST Industries Ltd.	22,130
563	WABCO India Ltd.	57,147
50,842	Welspun Corp. Ltd.	78,973
1,076	Wockhardt Ltd.	24,649
39,669	Yes Bank Ltd.	460,554
72,088	Zee Entertainment Enterprises Ltd.	450,819
4,219	Zensar Technologies Ltd.	62,189
		70,506,165
INDONESIA — 0.3%
242,553	Adhi Karya Persero Tbk PT	39,517
660,600	Agung Podomoro Land Tbk PT(d)	13,321
4,863,600	AKR Corporindo Tbk PT	2,096,456
1,513,429	Aneka Tambang Persero Tbk PT(d)	41,796
52,891,500	Arwana Citramulia Tbk PT(c)	1,688,664
28,100	Asahimas Flat Glass Tbk PT	13,550
Shares		Value
INDONESIA (continued)
31,750,200	Bakrie & Brothers Tbk PT(d)	$115,982
5,078,900	Bakrie Sumatera Plantations Tbk PT(d)	18,553
9,876,000	Bakrie Telecom Tbk PT(d)	36,077
1,518,266	Bank Bukopin Tbk PT	77,646
805,216	Bank Danamon Indonesia Tbk PT	162,367
3,011,250	Bank Pan Indonesia Tbk PT(d)	204,599
556,300	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	30,685
2,452,700	Bank Tabungan Negara Persero Tbk PT	212,343
141,100	Bank Tabungan Pensiunan Nasional Tbk PT(d)	26,957
54,000	Bayan Resources Tbk PT(d)	32,449
560,000	Budi Starch & Sweetener Tbk PT(d)	2,864
2,251,200	Bumi Serpong Damai Tbk PT	266,443
5,067,590	Ciputra Development Tbk PT	401,705
63,310	Ciputra Property Tbk PT	2,151
188,820	Ciputra Surya Tbk PT	31,246
542,500	Citra Marga Nusaphala Persada Tbk PT(d)	65,397
6,654,200	Darma Henwa Tbk PT(d)	24,308
393,500	Elnusa Tbk PT	9,890
299,400	Energi Mega Persada Tbk PT(d)	1,094
16,286,700	Express Transindo Utama Tbk PT(d)	272,486
947,000	Gajah Tunggal Tbk PT	40,820
2,161,000	Global Mediacom Tbk PT	137,357
1,043,600	Holcim Indonesia Tbk PT	80,057
487,300	Indika Energy Tbk PT(d)	6,480
29,200	Indo Tambangraya Megah Tbk PT	18,079
122,300	Indosat Tbk PT(d)	37,438
158,000	Intiland Development Tbk PT	5,829
449,100	Japfa Comfeed Indonesia Tbk PT(d)	14,437
10,777,836	Kawasan Industri Jababeka Tbk PT	159,847
60,600	Lippo Cikarang Tbk PT(d)	35,419
8,121,650	Lippo Karawaci Tbk PT	706,101
14,336,700	Malindo Feedmill Tbk PT(c)	1,167,885
1,332,600	Matahari Putra Prima Tbk PT	218,571
1,040,367	Mayora Indah Tbk PT(c)	2,075,033
810,300	Medco Energi Internasional Tbk PT	63,639
515,000	Media Nusantara Citra Tbk PT	67,162
106,200	Mitra Adiperkasa Tbk PT(d)	26,768
5,385,600	MNC Investama Tbk PT	82,235
651,200	Multipolar Tbk PT	15,605
26,286,500	Nippon Indosari Corpindo Tbk PT(c)	2,294,967
1,292,700	Pakuwon Jati Tbk PT	40,233
4,283,000	Panin Financial Tbk PT(d)	68,527

22

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
INDONESIA (continued)
139,100	Pembangunan Perumahan Persero Tbk PT	$38,719
840,000	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	95,123
398,800	Ramayana Lestari Sentosa Tbk PT	18,356
8,825,400	Sawit Sumbermas Sarana Tbk PT	1,225,078
4,107,500	Selamat Sempurna Tbk PT(c)	1,471,948
3,065,800	Sentul City Tbk PT	16,575
2,696,300	Siloam International Hospitals Tbk PT	2,147,191
117,500	Sinar Mas Agro Resources & Technology Tbk PT	40,347
2,506,800	Summarecon Agung Tbk PT	255,488
1,475,000	Surya Semesta Internusa Tbk PT	69,507
458,600	Tiga Pilar Sejahtera Food Tbk	53,105
166,600	Tower Bersama Infrastructure Tbk PT(d)	87,028
4,875,000	Truba Alam Manunggal Engineering PT(b)(c)(d)	3,562
1,152,000	Tunas Baru Lampung Tbk PT	40,399
539,500	Tunas Ridean Tbk PT	21,481
1,938,200	Visi Media Asia Tbk PT(d)	41,065
744,885	Waskita Karya Persero Tbk PT	88,706
363,252	Wijaya Karya Persero Tbk PT	78,025
		19,042,738
IRELAND — 0.8%
98,086	C&C Group Plc	391,533
8,890	DCC Plc	713,332
6,992	FBD Holdings Plc(d)	53,437
300,000	FleetMatics Group Plc(d)	16,698,000
276,610	Fyffes Plc	472,687
498,495	Glanbia Plc	9,669,722
92,111	Grafton Group Plc - Units(c)	957,064
241,450	Green REIT Plc	418,179
128,605	Greencore Group Plc	598,734
10,120	Icon Plc(d)	646,364
16,165	IFG Group Plc	39,107
1,691,770	Independent News & Media Plc(d)	310,679
102,090	Irish Continental Group Plc - Units	555,703
322,540	Irish Residential Properties REIT Plc	397,243
34,335	James Hardie Industries Plc - CDI	448,062
198,664	Kenmare Resources Plc(d)	6,117
44,346	Kingspan Group Plc(d)(e)	1,074,295
25,551	Kingspan Group Plc(e)	618,981
18,814	Paddy Power Plc	2,176,464
107,448	Smurfit Kappa Group Plc(d)	3,063,765
70,777	Tarsus Group Plc(c)	244,405
286,210	Total Produce Plc(d)	435,902
Shares		Value
IRELAND (continued)
164,349	United Drug Plc(d)(e)	$1,203,962
		41,193,737
ISRAEL — 1.7%
0	Africa Israel Investments Ltd.(d)	0
5,289	Airport City Ltd.(d)	51,531
1,512	Alrov Properties and Lodging	32,458
11,742	AudioCodes Ltd.(d)	40,848
28	Bayside Land Corp.	8,626
7,207	Cellcom Israel Ltd.(d)	53,645
982,500	Check Point Software Technologies Ltd.(d)	83,453,550
0	Clal Biotechnology Industries Ltd.(d)	0
12,818	Clal Insurance Enterprise Holdings Ltd.(d)	195,095
4,759	Compugen Ltd.(d)	29,852
13,567	Delek Automotive Systems Ltd.	128,441
1,507	Delek Group Ltd.	364,174
3,947	Delta-Galil Industries Ltd.	124,455
11,921	Direct Insurance Financial Investments Ltd.	87,594
9,607	Elbit Systems Ltd.	761,528
905	Electra Ltd.	115,196
1	Electra Real Estate Ltd.(d)	1
1,009	Equital Ltd.(d)	17,691
0	Evogene Ltd.(d)	4
3,272	EZchip Semiconductor Ltd.(d)	79,839
14,334	First International Bank of Israel Ltd.	180,940
3,427	Formula Systems 1985 Ltd.	100,530
11,000	Frutarom Industries Ltd.	475,350
1,135	Hadera Paper Ltd.(d)	32,268
66,902	Harel Insurance Investments & Financial Services Ltd.	282,710
270	Industrial Buildings Corp. Ltd.	249
378,008	Israel Discount Bank Ltd. - Class A(d)	689,552
2,874	Ituran Location & Control Ltd.	59,023
4,804	Jerusalem Oil Exploration(d)	191,953
4,100	Magic Software Enterprises Ltd.	22,391
16,429	Matrix IT Ltd.	100,974
1,459	Melisron Ltd.	50,936
17,166	Menorah Mivtachim Holdings Ltd.	150,091
181,361	Migdal Insurance & Financial Holding Ltd.	164,948
1,190	Mivtach Shamir Holdings Ltd.	23,793
76,835	Mizrahi Tefahot Bank Ltd.	932,152
7,596	Naphtha Israel Petroleum Corp. Ltd.(d)	42,447
736	Neto ME Holdings Ltd.	44,912
13,509	NICE-Systems Ltd.	829,921
10,309	Nova Measuring Instruments Ltd.(d)	107,695
391,918	Oil Refineries Ltd.(d)	143,330
7,203	Osem Investments Ltd.	139,140

23

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
ISRAEL (continued)
12,789	Partner Communications Co. Ltd.(d)	$58,042
2,872	Paz Oil Co. Ltd.	428,668
43,581	Phoenix Holdings Ltd. (The)(d)	114,665
1,121	Plasson Industries Ltd.	34,449
1	Protalix Biotherapeutics, Inc.(d)	1
715	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	33,577
2,898,000	Sarine Technologies Ltd.(c)	3,227,125
68,879	Shikun & Binui Ltd.	125,327
35,913	Shufersal Ltd.(d)	102,841
6,039	Strauss Group Ltd.(d)	86,516
5,737	Summit Real Estate Holdings Ltd.(d)	24,866
3,108	Tower Semiconductor Ltd.(d)	42,489
8,078	Union Bank of Israel(d)	30,043
		94,618,442
ITALY — 0.9%
374,596	A2A SpA	513,670
3,408	ACEA SpA	48,981
11,518	Alerion Cleanpower SpA	32,475
77,028	Amplifon SpA	599,280
47,882	Ansaldo STS SpA	509,422
54,745	Arnoldo Mondadori Editore SpA(d)	66,822
5,010	Ascopiave SpA	11,790
18,124	Astaldi SpA	145,888
24,730	ASTM SpA	331,771
14,058	Autogrill SpA(d)	130,937
22,498	Azimut Holding SpA	541,557
18,640	Banca Generali SpA	574,749
20,408	Banca IFIS SpA	503,815
391,750	Banca Monte Dei Paschi di Siena SpA(d)	720,278
227,107	Banca Popolare dell’Emilia Romagna Scarl	1,834,328
1,869,294	Banca Popolare di Milano Scarl	1,757,512
197,161	Banca Popolare di Sondrio SCARL	900,621
111,681	Banco di Desio e della Brianza SpA	382,185
151,313	Banco Popolare SC(d)	2,264,587
11,802	BasicNet SpA	51,523
2,317	Biesse SpA	38,015
11,109	Brembo SpA	489,740
41,617	Buzzi Unicem SpA	704,310
35,620	Buzzi Unicem SpA	359,968
6,232	Cairo Communication SpA	31,414
62,771	Cementir Holding SpA	351,343
196,531	CIR-Compagnie Industriali Riunite SpA(d)	217,196
56,572	Credito Emiliano SpA	405,294
216,734	Credito Valtellinese SC(d)	272,890
4,557	Danieli & C Officine Meccaniche SpA	97,516
Shares		Value
ITALY (continued)
4,885	Datalogic SpA	$82,296
36,080	Davide Campari-Milano SpA	309,071
167,031	DeA Capital SpA	270,003
23,657	Delclima	115,764
21,994	De’Longhi SpA	538,858
17,130	DiaSorin SpA	767,420
2,953	Ei Towers SpA	179,087
534	El.En. SpA	24,910
244,139	Enel Green Power SpA	516,800
2,445	Engineering SpA	149,489
51,308	ERG SpA	728,393
5,852	Esprinet SpA	52,768
9,629	Eurotech SpA(d)	18,424
18,250	Exor SpA	906,098
224,045	Falck Renewables SpA	280,617
248,856	Finmeccanica SpA(d)	3,256,489
34,243	FNM SpA	19,298
58,626	Gruppo Editoriale L’Espresso SpA(d)	63,372
51,774	Hera SpA	136,071
365,573	Immobiliare Grande Distribuzione SIIQ SpA REIT	365,621
83,830	IMMSI SpA(d)	46,092
10,415	Industria Macchine Automatiche SpA	538,513
198,830	Intek Group SpA(d)	61,504
7,391	Interpump Group SpA	108,909
61,258	Iren SpA	101,044
84,914	Italcementi SpA	943,095
15,120	Italmobiliare SpA	411,677
14,268	Italmobiliare SpA	616,610
2,492	La Doria SpA	33,624
23,268	Maire Tecnimont SpA(d)	67,191
1,779	Mariella Burani SpA(b)(c)(d)	0
9,386	MARR SpA	191,254
341,913	Mediaset SpA	1,737,049
250,502	Mediobanca SpA	2,520,501
30,322	Mediolanum SpA	247,243
143,220	Moleskine SpA	261,909
19,054	Moncler SpA	306,958
166,177	Parmalat SpA	432,355
50,326	Piaggio & C SpA	124,960
69,418	Prysmian SpA	1,499,993
57,434	Recordati SpA	1,427,987
98,937	Reno de Medici SpA(d)	36,338
831	Reply SpA	106,002
70,103	Retelit SpA(d)	46,253
2,248	Sabaf SpA	30,282
10,617	Safilo Group SpA(d)	132,044
10,214	Saipem SpA(d)	95,976
97,977	Salini Impregilo SpA	406,181
16,278	Salvatore Ferragamo SpA	442,133
56,253	Saras SpA(d)	111,036
3,675	SAVE SpA	53,627
58,300	Societa Cattolica di Assicurazioni SCRL	456,781

24

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
ITALY (continued)
66,730	Societa Iniziative Autostradali e Servizi SpA	$765,350
125,769	Sogefi SpA(d)	304,264
42,310	SOL SpA(c)	347,085
303,504	Terna Rete Elettrica Nazionale SpA	1,544,587
4,631,702	Tiscali SpA(d)	310,179
4,588	Tod’s SpA	384,696
6,610	Uni Land SpA(b)(c)(d)	0
393,215	Unione di Banche Italiane SpA	2,944,637
254,003	Unipol Gruppo Finanziario SpA	1,184,293
459,272	UnipolSai SpA	1,109,065
45,274	Vittoria Assicurazioni SpA	501,341
13,735	Yoox Net-A-Porter Group SpA(d)	465,949
3,856	Zignago Vetro SpA	25,102
		47,152,395
JAPAN — 8.4%
124,000	77 Bank Ltd. (The)	690,544
2,900	A&D Co. Ltd.	10,718
26,500	Accordia Golf Co. Ltd.	241,348
46,000	Achilles Corp.	57,181
6,400	Adastria Co. Ltd.	362,244
32,000	ADEKA Corp.	474,153
5,800	Aderans Co. Ltd.	40,759
10,400	Advan Co. Ltd.	96,786
166	Advance Residence Investment Corp. REIT	355,606
2,200	Advanex, Inc.	32,215
20,400	Advantest Corp.	164,153
10,200	Aeon Delight Co. Ltd.	295,426
18,100	Aeon Fantasy Co. Ltd.	295,942
13,700	Aeon Financial Service Co. Ltd.	345,707
35,400	Aeon Mall Co. Ltd.	596,405
3,100	Agro-Kanesho Co. Ltd.	25,150
72,800	Ahresty Corp.	494,101
3,900	Ai Holdings Corp.	95,569
18,100	Aica Kogyo Co. Ltd.	361,639
3,300	Aichi Bank Ltd. (The)	184,594
3,800	Aichi Corp.	24,311
111,000	Aichi Steel Corp.	485,688
16,000	Aichi Tokei Denki Co. Ltd.	43,225
23,700	Aida Engineering Ltd.	227,828
14,100	Ain Pharmaciez, Inc.	673,042
3,700	Aiphone Co. Ltd.	57,124
72,000	Air Water, Inc.	1,187,967
11,300	Airport Facilities Co. Ltd.	51,504
44,900	Aisan Industry Co. Ltd.	453,577
44,600	Aizawa Securities Co. Ltd.	269,810
29,900	Akebono Brake Industry Co. Ltd.	87,963
145,000	Akita Bank Ltd. (The)	478,246
3,400	Alconix Corp.	47,956
87,700	Alfresa Holdings Corp.	1,695,567
33,600	Alinco, Inc.	318,820
Shares		Value
JAPAN (continued)
49,700	Allied Telesis Holdings KK(d)	$27,183
3,100	Alpen Co. Ltd.	50,994
2,800	Alpha Corp.	30,559
13,500	Alpine Electronics, Inc.	179,448
28,400	Alps Electric Co. Ltd.	891,986
3,300	Alps Logistics Co. Ltd.	39,133
66,400	Amada Holdings Co. Ltd.	595,933
16,800	Amano Corp.	220,250
10,200	Amiyaki Tei Co. Ltd.	363,471
7,100	Amuse, Inc.	288,895
31,900	Anest Iwata Corp.	226,554
24,300	Anritsu Corp.	159,490
12,100	AOI Electronics Co. Ltd.	353,965
3,300	AOI Pro, Inc.	25,378
39,900	AOKI Holdings, Inc.	490,029
145,000	Aomori Bank Ltd. (The)	474,642
6,400	Aoyama Trading Co. Ltd.	234,955
148,000	Aozora Bank Ltd.	543,333
9,700	Arakawa Chemical Industries Ltd.	97,104
2,500	Arata Corp.	53,037
16,000	Araya Industrial Co. Ltd.	19,359
19,000	Arcland Sakamoto Co. Ltd.	417,254
9,738	Arcs Co. Ltd.	197,552
238,800	Arealink Co. Ltd.	290,906
2,700	Argo Graphics, Inc.	39,291
130,900	Ariake Japan Co. Ltd.	5,977,119
10,200	Arisawa Manufacturing Co. Ltd.	63,481
31,100	Artnature, Inc.	299,995
3,290	As One Corp.	117,237
13,800	Asahi Diamond Industrial Co. Ltd.	146,955
38,050	Asahi Holdings, Inc.	563,166
9,400	Asahi Intecc Co. Ltd.	366,122
13,000	Asahi Kogyosha Co. Ltd.	49,772
27,000	Asahi Organic Chemicals Industry Co. Ltd.	50,120
13,000	Asanuma Corp.	32,858
4,500	Asatsu-DK, Inc.	111,241
2,300	Asax Co. Ltd.	30,573
79,200	Ashikaga Holdings Co. Ltd.	357,703
33,000	Ashimori Industry Co. Ltd.	52,507
38,100	Asia Pile Holdings Corp.	235,540
24,500	Asics Corp.	683,206
9,000	ASKA Pharmaceutical Co. Ltd.	108,594
1,600	ASKUL Corp.	59,136
10,400	Asunaro Aoki Construction Co. Ltd.	77,395
10,200	Atom Corp.	55,366
41,000	Atsugi Co. Ltd.	40,093
46,600	Autobacs Seven Co. Ltd.	820,627
34,500	Avex Group Holdings, Inc.	408,842
57,000	Awa Bank Ltd. (The)	317,900
16,900	Axial Retailing, Inc.	632,332
9,300	Azbil Corp.	236,604
29,800	Bandai Namco Holdings, Inc.	737,159

25

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
JAPAN (continued)
96,000	Bando Chemical Industries Ltd.	$404,939
5,400	Bank of Iwate Ltd. (The)	241,203
411,000	Bank of Kochi Ltd. (The)(c)	517,709
137,000	Bank of Kyoto Ltd. (The)	1,397,588
60,000	Bank of Nagoya Ltd. (The)	223,751
22,800	Bank of Okinawa Ltd. (The)	900,323
139,000	Bank of Saga Ltd. (The)	316,773
25,700	Bank of the Ryukyus Ltd.	368,877
14,400	Belc Co. Ltd.	540,582
34,500	Belluna Co. Ltd.	198,131
15,500	Benesse Holdings, Inc.	418,103
8,700	Bic Camera, Inc.	71,160
58,600	Bit-Isle, Inc.	443,858
21,900	BML, Inc.	648,815
3,400	Bookoff Corp.	26,119
2,100	Broadleaf Co. Ltd.	24,225
38,800	Brother Industries Ltd.	500,956
77,800	Bunka Shutter Co. Ltd.	607,339
800	C Uyemura & Co. Ltd.	41,833
110,000	Calsonic Kansei Corp.	884,230
900	Can Do Co. Ltd.	11,836
19,000	Canon Electronics, Inc.	326,088
12,000	Canon Marketing Japan, Inc.	183,575
21,000	Capcom Co. Ltd.	445,513
3,400	Carlit Holdings Co. Ltd.	14,849
31,400	Casio Computer Co. Ltd.	596,410
5,800	Cawachi Ltd.	100,840
117,000	Central Glass Co. Ltd.	581,752
1,700	Central Security Patrols Co. Ltd.	22,456
1,300	Central Sports Co. Ltd.	24,326
36,050	Century Tokyo Leasing Corp.	1,235,326
93,600	Chiba Kogyo Bank Ltd. (The)	550,725
1,500	Chino Corp.	13,574
4,000	Chiyoda Co. Ltd.	133,256
20,900	Chiyoda Integre Co. Ltd.	508,341
3,800	Chori Co. Ltd.	53,818
40,300	Chubu Shiryo Co. Ltd.	347,661
188,000	Chuetsu Pulp & Paper Co. Ltd.	336,521
152,600	Chugai Mining Co. Ltd.(d)	32,880
6,000	Chugai Ro Co. Ltd.	11,436
66,500	Chugoku Bank Ltd. (The)	950,630
23,000	Chugoku Marine Paints Ltd.	165,824
32,000	Chukyo Bank Ltd. (The)	66,827
131,000	Citizen Holdings Co. Ltd.	1,000,928
38,400	CKD Corp.	352,591
94,000	Clarion Co. Ltd.	324,057
11,000	Cleanup Corp.	69,827
3,100	CMIC Holdings Co. Ltd.	38,766
4,800	CMK Corp.	9,189
25,723	Coca-Cola East Japan Co. Ltd.	363,239
17,800	Coca-Cola West Co. Ltd.	362,136
2,290	Cocokara Fine, Inc.	91,471
6,700	COLOPL Inc.(d)	110,325
6,400	Colowide Co. Ltd.	87,193
6,100	Computer Engineering & Consulting Ltd.	54,393
Shares		Value
JAPAN (continued)
27,900	COMSYS Holdings Corp.	$366,929
26,700	CONEXIO Corp.	270,607
7,500	COOKPAD, Inc.	144,195
5,200	Corona Corp.	51,367
25,200	Cosmo Energy Holdings Co. Ltd.(d)	344,785
3,200	Cosmos Pharmaceutical Corp.	401,226
14,700	Create Restaurants Holdings, Inc.	383,732
7,800	Create SD Holdings Co. Ltd.	461,523
47,100	Credit Saison Co. Ltd.	976,192
6,200	CTI Engineering Co. Ltd.	61,810
12,200	CyberAgent, Inc.	505,511
191,000	Dai Nippon Toryo Co. Ltd.	292,823
9,100	Daibiru Corp.	77,976
48,900	Daicel Corp.	651,622
6,000	Dai-Dan Co. Ltd.	42,761
17,000	Daido Kogyo Co. Ltd.	32,402
6,600	Daido Metal Co. Ltd.	62,407
326,000	Daido Steel Co. Ltd.	1,256,235
4,300	Daidoh Ltd.	17,924
11,200	Daifuku Co. Ltd.	167,346
51,000	Daihatsu Diesel Manufacturing Co. Ltd.	332,618
82,000	Daihen Corp.	411,121
85,000	Daiho Corp.	377,559
13,000	Daiichi Jitsugyo Co. Ltd.	55,913
6,100	Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	243,151
39,500	Dai-ichi Seiko Co. Ltd.	529,307
15,000	Daiichikosho Co. Ltd.	502,196
102,000	Daiken Corp.	299,229
24,600	Daiken Medical Co. Ltd.	210,589
19,000	Daiki Aluminium Industry Co. Ltd.	52,117
22,700	Daikoku Denki Co. Ltd.	294,026
7,400	Daikokutenbussan Co. Ltd.	255,109
203,000	Daikyo, Inc.	353,278
6,100	Daikyonishikawa Corp.	327,066
39,000	Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	185,837
37,000	Daio Paper Corp.	367,639
200,000	Daisan Bank Ltd. (The)	298,334
4,910	Daiseki Co. Ltd.	79,426
129,000	Daishi Bank Ltd. (The)	586,898
6,000	Daishinku Corp.	12,232
246,000	Daito Bank Ltd. (The)	393,453
17,260	Daito Pharmaceutical Co. Ltd.	415,516
60	Daiwa House Residential Investment Corp. REIT	121,919
8,800	Daiwa Industries Ltd.	58,560
228,000	Daiwabo Holdings Co. Ltd.	451,579
10,400	DC Co. Ltd.	31,544
43,860	DCM Holdings Co. Ltd.	292,594
47,400	Dena Co. Ltd.	766,759

26

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
JAPAN (continued)
272,000	Denka Co. Ltd.	$1,273,556
11,000	Denki Kogyo Co. Ltd.	47,220
20,500	Denyo Co. Ltd.	334,673
14,000	Descente Ltd.	180,641
508,000	DIC Corp.	1,389,243
24,200	Digital Arts, Inc.	411,322
5,600	Disco Corp.	515,588
23,000	DKS Co. Ltd.	72,620
23,900	DMG Mori Co. Ltd.	344,626
13,400	Don Quijote Co. Ltd.	496,934
4,000	Doshisha Co. Ltd.	74,053
5,674	Doutor Nichires Holdings Co. Ltd.	82,945
114,000	Dowa Holdings Co. Ltd.	1,001,409
17,800	Dr Ci Labo Co. Ltd.	322,456
400	DSB Co. Ltd.	3,822
11,400	DTS Corp.	270,947
2,300	Dunlop Sports Co. Ltd.	23,139
12,100	Duskin Co. Ltd.	208,669
9,600	Dydo Drinco, Inc.	411,304
2,000	Dynic Corp.	2,818
14,700	Eagle Industry Co. Ltd.	298,702
242,000	Ebara Corp.	1,056,882
800	Ebara Jitsugyo Co. Ltd.	9,865
63,000	EDION Corp.	475,619
12,300	eGuarantee, Inc.	255,133
192,000	Ehime Bank Ltd. (The)	397,779
8,000	Eidai Co. Ltd.	28,441
134,000	Eighteenth Bank Ltd. (The)	408,652
16,000	Eiken Chemical Co. Ltd.	282,025
3,400	Eizo Corp.	80,104
22,000	Elecom Co. Ltd.	268,551
700	Elematec Corp.	17,304
3,500	Endo Lighting Corp.	35,734
11,700	en-japan, Inc.	313,661
13,300	Enplas Corp.	492,674
39,600	EPS Holdings Inc.	390,191
4,200	ESPEC Corp.	39,609
2,300	Excel Co. Ltd.	29,963
23,500	Exedy Corp.	544,705
12,800	Ezaki Glico Co. Ltd.	615,232
6,700	F@N Communications, Inc.	48,250
3,000	FALCO HOLDINGS Co. Ltd.	37,068
10,400	FamilyMart Co. Ltd.	427,911
263,900	FCC Co. Ltd.	4,710,704
217,580	Feed One Co. Ltd.	257,843
19,300	Ferrotec Corp.	189,209
145,100	FIDEA Holdings Co. Ltd.	316,245
17,800	Fields Corp.	268,910
9,300	Financial Products Group Co. Ltd.	73,910
3,000	Findex, Inc.	20,088
8,500	FJ Next Co. Ltd.	38,953
25,900	Foster Electric Co. Ltd.	644,978
2,200	FP Corp.	90,520
5,400	France Bed Holdings Co. Ltd.	42,557
Shares		Value
JAPAN (continued)
53,500	F-Tech, Inc.	$490,354
37,300	Fudo Tetra Corp.	48,221
5,500	Fuji Co. Ltd.	112,944
10,600	Fuji Corp. Ltd.	60,085
267,000	Fuji Electric Co. Ltd.	1,201,467
110,600	Fuji Kiko Co. Ltd.	456,442
12,000	Fuji Kyuko Co. Ltd.	114,660
13,700	Fuji Media Holdings, Inc.	163,941
13,800	Fuji Oil Co. Ltd.	43,343
9,600	Fuji Oil Holdings, Inc.	136,200
14,300	Fuji Pharma Co. Ltd.	250,757
2,900	Fuji Seal International, Inc.	99,133
7,900	Fuji Soft, Inc.	151,951
213,000	Fujibo Holdings, Inc.	395,392
4,600	Fujicco Co. Ltd.	92,290
56,000	Fujikura Kasei Co. Ltd.	264,523
238,000	Fujikura Ltd.	1,232,701
1,200	Fujikura Rubber Ltd.	5,947
2,200	Fujimi, Inc.	33,364
24,300	Fujimori Kogyo Co. Ltd.	674,608
10,500	Fujio Food System Co. Ltd.	233,024
25,300	Fujisash Co. Ltd.(d)	24,321
2,200	Fujishoji Co. Ltd.	22,516
13,000	Fujita Kanko, Inc.	50,418
27,300	Fujitec Co. Ltd.	297,049
32,900	Fujitsu Frontech Ltd.	428,870
24,000	Fujitsu General Ltd.	303,903
123,000	Fujiya Co. Ltd.(d)	200,804
7,700	FuKoKu Co. Ltd.	66,044
47,000	Fukuda Corp.	472,454
8,100	Fukuda Denshi Co. Ltd.	396,039
222,000	Fukui Bank Ltd. (The)	467,291
103,000	Fukuoka Financial Group, Inc.	547,137
343,000	Fukushima Bank Ltd. (The)	272,876
14,400	Fukushima Industries Corp.	314,922
70,000	Fukuyama Transporting Co. Ltd.	381,702
6,300	FULLCAST Holdings Co. Ltd.	41,297
3,000	Funai Soken Holdings, Inc.	46,242
58,000	Furukawa Battery Co. Ltd. (The)	410,475
66,000	Furukawa Co. Ltd.	156,974
313,000	Furukawa Electric Co. Ltd.	575,835
12,800	Furuno Electric Co. Ltd.	87,405
4,000	Furusato Industries Ltd.	59,302
3,500	Fuso Chemical Co. Ltd.	44,609
11,000	Fuso Pharmaceutical Industries Ltd.	25,615
156,800	Futaba Industrial Co. Ltd.	678,293
42,300	Future Architect, Inc.	232,059
14,200	Fuyo General Lease Co. Ltd.	641,336
20,000	Gakken Holdings Co. Ltd.	38,949
30,200	Gecoss Corp.	262,783
14,800	Genki Sushi Co. Ltd.	273,752
1,000	Genky Stores, Inc.	34,640
40,100	Geo Holdings Corp.	603,145

27

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
JAPAN (continued)
28,200	GLOBERIDE, Inc.	$372,978
42,200	Glory Ltd.	1,075,371
235	GLP J - REIT	234,474
85,300	GMO Click Holdings, Inc.	588,836
30,400	GMO Internet, Inc.	434,070
11,000	GMO Payment Gateway, Inc.	437,101
34,000	Godo Steel Ltd.	60,015
4,880	Goldcrest Co. Ltd.	92,043
3,800	Goldwin, Inc.	217,917
16,300	Gree, Inc.	82,939
191,000	GS Yuasa Corp.	731,267
24,000	GSI Creos Corp.	22,872
30,100	G-Tekt Corp.	374,909
10,800	Gulliver International Co. Ltd.	109,996
16,000	Gun-Ei Chemical Industry Co. Ltd.	39,248
153,600	GungHo Online Entertainment, Inc.	502,793
151,000	Gunma Bank Ltd. (The)	957,280
48,000	Gunze Ltd.	153,145
23,000	Gurunavi, Inc.	422,375
7,200	H.I.S. Co. Ltd.	244,037
41,635	H2O Retailing Corp.	816,691
185,000	Hachijuni Bank Ltd. (The)	1,272,479
2,800	Hagihara Industries, Inc.	48,937
3,500	Hakudo Co. Ltd.	39,417
63,300	Hakuhodo DY Holdings, Inc.	671,451
4,800	Hakuto Co. Ltd.	56,564
19,000	Hamakyorex Co. Ltd.	385,763
17,100	Hamamatsu Photonics KK	439,297
126,000	Haneda Zenith Holdings Co. Ltd.	235,982
108,000	Hanwa Co. Ltd.	450,186
28,000	Happinet Corp.	291,207
7,400	Hard Off Corp. Co. Ltd.	94,071
2,400	Harmonic Drive Systems, Inc.	41,091
90,200	Haseko Corp.	927,639
20,860	Hazama Ando Corp.	123,946
17,600	Heiwa Corp.	326,417
4,000	Heiwa Real Estate Co. Ltd.	48,529
31,000	Heiwado Co. Ltd.	701,077
16,800	Hibiya Engineering Ltd.	219,415
12,288	Hiday Hidaka Corp.	306,003
133,000	Higashi-Nippon Bank Ltd. (The)	451,894
1,600	Hikari Tsushin, Inc.	122,649
10,900	HI-LEX Corp.	336,024
3,200	Hiramatsu, Inc.	16,998
2,925	Hirose Electric Co. Ltd.	357,777
247,000	Hiroshima Bank Ltd. (The)	1,385,755
18,300	Hisamitsu Pharmaceutical Co., Inc.	714,287
33,800	Hitachi Capital Corp.	978,959
38,200	Hitachi Chemical Co. Ltd.	611,605
51,000	Hitachi Construction Machinery Co. Ltd.	795,409
Shares		Value
JAPAN (continued)
20,500	Hitachi High-Technologies Corp.	$556,373
8,700	Hitachi Koki Co. Ltd.	63,806
54,000	Hitachi Kokusai Electric, Inc.	751,802
36,300	Hitachi Transport System Ltd.	643,756
51,500	Hitachi Zosen Corp.	283,811
34,800	Hochiki Corp.	348,087
10,000	Hodogaya Chemical Co. Ltd.	13,922
121,000	Hogy Medical Co. Ltd.	5,835,916
32,400	Hokkaido Electric Power Co., Inc.(d)	348,246
25,000	Hokkan Holdings Ltd.	64,225
12,000	Hokko Chemical Industry Co. Ltd.	45,247
61,000	Hokkoku Bank Ltd. (The)	227,985
289,000	Hokuetsu Bank Ltd. (The)	605,925
35,100	Hokuetsu Industries Co. Ltd.	248,408
43,500	Hokuetsu Kishu Paper Co. Ltd.	304,612
871,000	Hokuhoku Financial Group, Inc.	1,948,869
25,000	Hokuriku Electric Industry Co. Ltd.	35,220
37,600	Hokuriku Electric Power Co.	564,608
45,900	Hokuriku Electrical Construction Co. Ltd.	399,015
44,900	Hokuto Corp.	880,363
3,320	Honeys Co. Ltd.	27,458
9,600	Hoosiers Holdings	36,993
32,400	Horiba Ltd.	1,286,119
7,500	Hoshizaki Electric Co. Ltd.	547,568
14,000	Hosokawa Micron Corp.	70,075
30,000	House Foods Group, Inc.	521,091
5,500	Howa Machinery Ltd.	31,541
96,000	Hyakugo Bank Ltd. (The)	494,837
166,000	Hyakujushi Bank Ltd. (The)	628,673
118,200	Ibiden Co. Ltd.	1,643,653
32,100	IBJ Leasing Co. Ltd.	682,062
1,200	Ichibanya Co. Ltd.	53,402
133,800	Ichigo, Inc.	348,166
19,000	Ichikoh Industries Ltd.	33,065
7,300	ICHINEN Holdings Co. Ltd.	63,399
58,200	Ichiyoshi Securities Co. Ltd.	540,666
1,500	Icom, Inc.	31,338
7,000	Idec Corp.	58,938
49,250	Idemitsu Kosan Co. Ltd.	811,786
11,400	Ihara Chemical Industry Co. Ltd.	140,197
35,036	Iida Group Holdings Co. Ltd.	662,569
39,100	Iino Kaiun Kaisha Ltd.	178,213
5,680	IJT Technology Holdings Co. Ltd.	18,828
14,000	Ikegami Tsushinki Co. Ltd.	17,751
3,000	Ikyu Corp.	57,380
10,900	Imasen Electric Industrial	99,181
3,500	Inaba Denki Sangyo Co. Ltd.	109,928
300	Inaba Seisakusho Co. Ltd.	3,220

28

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
JAPAN (continued)
13,200	Inabata & Co. Ltd.	$154,239
5,600	Inageya Co. Ltd.	56,617
3,300	Ines Corp.	29,809
4,200	I-Net Corp.	41,488
36,200	Infocom Corp.	315,591
35,500	Information Services International-Dentsu Ltd.	557,492
2,400	Innotech Corp.	9,567
18,300	Intage Holdings, Inc.	261,299
4,500	Internet Initiative Japan, Inc.	84,802
1,100	Inui Warehouse Co. Ltd.	8,988
6,000	Iriso Electronics Co. Ltd.	266,015
5,000	Ise Chemicals Corp.	25,566
39,000	Iseki & Co. Ltd.	64,639
45,600	Isetan Mitsukoshi Holdings Ltd.	738,775
570,000	Ishihara Sangyo Kaisha Ltd.(d)	557,388
62,666	IT Holdings Corp.	1,560,548
14,000	Ito En Ltd.	294,224
82,400	Itochu Enex Co. Ltd.	665,100
11,200	Itochu Techno-Solutions Corp.	246,888
1,300	Itochu-Shokuhin Co. Ltd.	45,247
35,000	Itoham Foods, Inc.	179,539
27,600	Itoki Corp.	202,420
28,700	IwaiCosmo Holdings, Inc.	322,034
35,000	Iwasaki Electric Co. Ltd.	71,642
32,000	Iwatani Corp.	178,470
11,000	Iwatsu Electric Co. Ltd.(d)	7,384
93,800	Iyo Bank Ltd. (The)	1,017,521
11,000	Izumi Co. Ltd.	412,033
46,000	Izutsuya Co. Ltd.(d)	24,778
13,900	J Trust Co. Ltd.	112,655
28,700	J. Front Retailing Co. Ltd.	476,153
102,000	Jaccs Co. Ltd.	430,248
5,800	Jafco Co. Ltd.	223,742
900	Jalux, Inc.	18,340
1,900	Jamco Corp.	80,459
8,300	Janome Sewing Machine Co. Ltd.(d)	61,285
12,500	Japan Airport Terminal Co. Ltd.	683,683
23,000	Japan Aviation Electronics Industry Ltd.	413,036
10,800	Japan Communications, Inc.(d)	26,850
7,700	Japan Digital Laboratory Co. Ltd.	98,970
28,400	Japan Display, Inc.(d)	89,905
600	Japan Drilling Co. Ltd.	13,152
340	Japan Hotel REIT Investment Corp.	236,960
3,900	Japan Medical Dynamic Marketing, Inc.	20,717
7,600	Japan Petroleum Exploration Co. Ltd.	229,253
84	Japan Prime Realty Investment Corp. REIT	274,617
42,000	Japan Pulp & Paper Co. Ltd.	116,251
96,000	Japan Radio Co. Ltd.	344,477
Shares		Value
JAPAN (continued)
247	Japan Retail Fund Investment Corp. REIT	$480,204
101,000	Japan Steel Works Ltd. (The)	378,321
86,000	Japan Transcity Corp.	311,444
31,000	Japan Wool Textile Co. Ltd. (The)	253,045
1,000	Jastec Co. Ltd.	9,679
6,000	JBCC Holdings, Inc.	38,286
12,400	JCU Corp.	442,380
55,000	Jeol Ltd.	334,549
77,000	JGC Corp.	1,227,712
157,200	Jimoto Holdings, Inc.	270,967
1,500	Jin Co. Ltd.	55,876
5,000	JK Holdings Co. Ltd.	21,173
9,000	JMS Co. Ltd.	21,555
28,000	Joban Kosan Co. Ltd.	34,806
39,000	J-Oil Mills, Inc.	113,118
20,000	Joshin Denki Co. Ltd.	153,311
86,000	Joyo Bank Ltd. (The)	450,418
12,600	Jp-Holdings, Inc.	33,413
5,400	JSP Corp.	116,395
55,700	JSR Corp.	886,713
35,700	JTEKT Corp.	621,873
22,400	Juki Corp.	280,487
170,000	Juroku Bank Ltd. (The)	763,570
64,900	JVC Kenwood Corp.	171,030
5,200	K&O Energy Group, Inc.	66,923
212,300	kabu.com Securities Co. Ltd.	703,737
1,000	Kabuki-Za Co. Ltd.	41,518
10,500	Kaga Electronics Co. Ltd.	147,924
106,000	Kajima Corp.	612,265
43,800	Kakaku.com, Inc.	825,402
4,500	Kaken Pharmaceutical Co. Ltd.	313,251
11,300	Kameda Seika Co. Ltd.	440,594
43,400	Kamei Corp.	436,266
92,000	Kamigumi Co. Ltd.	797,481
13,000	Kanaden Corp.	102,992
3,000	Kanagawa Chuo Kotsu Co. Ltd.	17,602
6,000	Kanamoto Co. Ltd.	121,969
18,000	Kandenko Co. Ltd.	127,985
160,000	Kaneka Corp.	1,429,353
1,300	Kaneko Seeds Co. Ltd.	13,143
370,000	Kanematsu Corp.	616,309
8,000	Kanematsu Electronics Ltd.	122,847
27,000	Kansai Paint Co. Ltd.	414,610
1,600	Kansai Super Market Ltd.	10,793
20,700	Kansai Urban Banking Corp.	238,615
57,000	Kanto Denka Kogyo Co. Ltd.	449,217
4,400	Kappa Create Co. Ltd.(d)	43,610
32,300	Kasai Kogyo Co. Ltd.	405,523
8,100	Katakura Industries Co. Ltd.	90,149
6,200	Kato Sangyo Co. Ltd.	152,033
130,000	Kato Works Co. Ltd.	562,360
2,400	KAWADA Technologies, Inc.	85,324
3,200	Kawai Musical Instruments Manufacturing Co. Ltd.	59,508

29

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
JAPAN (continued)
851,000	Kawasaki Kisen Kaisha Ltd.	$1,925,276
3,400	Kawasumi Laboratories, Inc.	24,260
107,000	Keihan Electric Railway Co. Ltd.	763,462
55,000	Keihanshin Building Co. Ltd.	305,834
15,000	Keihin Co. Ltd. (The)	23,618
32,700	Keihin Corp.	537,638
100,000	Keikyu Corp.	827,878
58,000	Keisei Electric Railway Co. Ltd.	720,494
101,000	Keiyo Bank Ltd. (The)	511,403
11,100	Keiyo Co. Ltd.	45,625
27,100	Kenedix, Inc.	98,815
26,900	Kenko Mayonnaise Co. Ltd.	359,127
18,600	Kewpie Corp.	427,583
1,825	KEY Coffee, Inc.	29,340
2,000	KFC Holdings Japan Ltd.	38,038
23,000	Kikkoman Corp.	727,148
8,200	Kimoto Co. Ltd.	17,872
82,200	Kimura Chemical Plants Co. Ltd.	354,222
8,000	Kinden Corp.	104,550
20,000	Kintetsu Department Store Co. Ltd.(d)	54,529
9,000	Kintetsu World Express, Inc.	170,498
17,000	Kinugawa Rubber Industrial Co. Ltd.	95,658
2,600	Kissei Pharmaceutical Co. Ltd.	67,332
185,000	Kitagawa Iron Works Co. Ltd.	482,929
10,700	Kita-Nippon Bank Ltd. (The)	294,833
114,000	Kitano Construction Corp.	303,257
7,900	Kito Corp.	63,045
34,300	Kitz Corp.	159,178
38,900	Kiyo Bank Ltd. (The)	595,734
4,200	KLab, Inc.(d)	42,881
135,000	KNT-CT Holdings Co. Ltd.(d)	317,726
18,000	KNT-CT Holdings Co. Ltd.(d)	42,363
20,800	Koa Corp.	174,267
22,000	Koatsu Gas Kogyo Co. Ltd.	113,218
8,600	Kobayashi Pharmaceutical Co. Ltd.	671,352
9,600	Kohnan Shoji Co. Ltd.	140,973
1,300	Kohsoku Corp.	9,610
3,000	Koike Sanso Kogyo Co. Ltd.	8,503
16,400	Koito Manufacturing Co. Ltd.	628,574
2,600	Kokusai Co. Ltd.	32,233
13,800	Kokuyo Co. Ltd.	154,960
12,000	KOMAIHALTEC, Inc.	22,276
23,100	Komatsu Wall Industry Co. Ltd.	387,074
22,300	Komeri Co. Ltd.	480,484
4,600	Konaka Co. Ltd.	24,016
25,000	Konami Holdings Corp.	571,393
6,300	Kondotec, Inc.	40,723
67,600	Konica Minolta, Inc.	700,817
17,500	Konishi Co. Ltd.	323,403
31,700	Konoike Transport Co. Ltd.	395,101
5,500	Kose Corp.	541,933
Shares		Value
JAPAN (continued)
255,000	Kosei Securities Co. Ltd.	$393,055
11,100	Koshidaka Holdings Co. Ltd.	201,634
6,100	Kotobuki Spirits Co. Ltd.	214,084
2,000	Kourakuen Holdings Corp.	25,524
253,000	Krosaki Harima Corp.	517,867
4,200	KRS Corp.	90,286
22,028	K’s Holdings Corp.	782,216
2,000	KU Holdings Co. Ltd.	13,723
49,000	Kumagai Gumi Co. Ltd.	147,808
9,500	Kura Corp.	288,535
82,000	Kurabo Industries Ltd.	146,101
43,000	Kuraray Co. Ltd.	534,516
66,000	Kureha Corp.	253,783
40,000	Kurimoto Ltd.	68,948
20,800	Kurita Water Industries Ltd.	472,813
24,800	Kuroda Electric Co. Ltd.	506,399
12,400	Kusuri No Aoki Co. Ltd.	594,978
145,000	KYB Corp.	416,964
43,000	Kyodo Printing Co. Ltd.	119,731
2,000	Kyoei Sangyo Co. Ltd.	2,983
6,700	Kyoei Steel Ltd.	111,546
10,800	Kyokuto Kaihatsu Kogyo Co. Ltd.	115,276
51,200	Kyokuto Securities Co. Ltd.	663,602
16,000	Kyokuyo Co. Ltd.	34,739
19,000	KYORIN Holdings, Inc.	321,679
2,520	Kyoritsu Maintenance Co. Ltd.	174,168
400	Kyoritsu Printing Co. Ltd.	1,031
18,000	Kyosan Electric Manufacturing Co. Ltd.	50,866
900	Kyoto Kimono Yuzen Co. Ltd.	7,309
67,400	Kyowa Electronic Instruments Co. Ltd.	250,230
47,500	Kyowa Exeo Corp.	498,736
30,000	Kyudenko Corp.	623,270
125,940	Kyushu Financial Group, Inc.(d)	968,528
23,300	LAC Co. Ltd.	284,613
6,400	Lasertec Corp.	70,327
600	LEC, Inc.	6,703
174,500	Leopalace21 Corp.(d)	937,068
21,000	Life Corp.	529,916
8,000	Lintec Corp.	189,011
54,000	Lion Corp.	524,024
6,000	Look, Inc.	9,049
23,300	M3, Inc.	455,110
6,200	Mabuchi Motor Co. Ltd.	310,334
20,750	Macnica Fuji Electronics Holdings, Inc.(d)	280,977
10,000	Maeda Corp.	73,175
27,300	Maeda Kosen Co. Ltd.	210,174
60,000	Maeda Road Construction Co. Ltd.	1,101,351
3,900	Maezawa Kasei Industries Co. Ltd.	34,097

30

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
JAPAN (continued)
45,000	Makino Milling Machine Co. Ltd.	$352,407
2,300	Mandom Corp.	91,775
900	Mani, Inc.	16,476
3,300	Mars Engineering Corp.	56,445
7,700	Marubun Corp.	55,770
68,000	Marudai Food Co. Ltd.	253,021
4,000	Marufuji Sheet Piling Co. Ltd.	9,480
11,700	Maruha Nichiro Corp.	176,465
60,300	Marui Group Co. Ltd.	786,044
13,800	Maruichi Steel Tube Ltd.	355,664
45,900	Marusan Securities Co. Ltd.	448,464
2,900	Maruwa Co. Ltd.	64,936
20,000	Maruyama Manufacturing Co., Inc.	32,817
20,000	Maruzen Showa Unyu Co. Ltd.	72,926
6,400	Marvelous, Inc.	51,605
4,200	Matsuda Sangyo Co. Ltd.	49,424
83,400	Matsui Construction Co. Ltd.	472,741
16,400	Matsui Securities Co. Ltd.	145,829
14,800	Matsumotokiyoshi Holdings Co. Ltd.	638,999
3,800	Matsuya Co. Ltd.	46,512
700	Matsuya Foods Co. Ltd.	14,195
6,000	Max Co. Ltd.	61,009
2,400	Maxvalu Nishinihon Co. Ltd.	33,274
3,700	Maxvalu Tokai Co. Ltd.	56,664
8,400	MEC Co. Ltd.	49,772
48,900	Medipal Holdings Corp.	860,724
50,800	Megachips Corp.	516,546
22,200	Megmilk Snow Brand Co. Ltd.	464,163
213,000	Meidensha Corp.	753,717
5,500	Meiko Network Japan Co. Ltd.	65,542
85,000	Meisei Industrial Co. Ltd.	401,508
6,000	Meitec Corp.	219,524
14,700	Meiwa Corp.	53,601
1,000	Melco Holdings, Inc.	17,411
2,400	Message Co. Ltd.	59,428
262,000	Michinoku Bank Ltd. (The)	453,783
4,400	Micronics Japan Co. Ltd.	45,032
283,000	Mie Bank Ltd. (The)	612,107
4,100	Mikuni Corp.	16,581
11,037	Milbon Co. Ltd.	413,876
5,600	Mimasu Semiconductor Industry Co. Ltd.	53,090
95,000	Minato Bank Ltd. (The)	161,391
5,100	Ministop Co. Ltd.	94,671
151,100	Miraca Holdings, Inc.	6,774,269
16,940	Mirait Holdings Corp.	147,683
13,700	Misawa Homes Co. Ltd.	82,879
559,800	MISUMI Group, Inc.	7,371,527
14,900	Mitani Corp.	370,432
78,500	Mito Securities Co. Ltd.	258,913
7,200	Mitsuba Corp.	114,501
138,000	Mitsubishi Gas Chemical Co., Inc.	775,371
Shares		Value
JAPAN (continued)
14,000	Mitsubishi Logistics Corp.	$202,569
138,000	Mitsubishi Materials Corp.	484,893
11,800	Mitsubishi Nichiyu Forklift Co. Ltd.	50,360
124,000	Mitsubishi Paper Mills Ltd.(d)	85,290
7,500	Mitsubishi Pencil Co. Ltd.	338,112
9,400	Mitsubishi Research Institute, Inc.	234,085
12,300	Mitsubishi Shokuhin Co. Ltd.	314,966
51,000	Mitsubishi Steel Manufacturing Co. Ltd.	98,475
51,000	Mitsuboshi Belting Ltd.	426,444
649,000	Mitsui Chemicals, Inc.	2,479,398
334,000	Mitsui Engineering & Shipbuilding Co. Ltd.	517,593
46,800	Mitsui High-Tec, Inc.	276,526
14,000	Mitsui Home Co. Ltd.	67,407
41,000	Mitsui Matsushima Co. Ltd.	40,433
368,000	Mitsui Mining & Smelting Co. Ltd.	713,616
320,000	Mitsui Osk Lines Ltd.	861,855
91,000	Mitsui Sugar Co. Ltd.	367,258
44,000	Mitsui-Soko Holdings Co. Ltd.	142,935
20,800	Mitsumi Electric Co. Ltd.	127,037
10,200	Miura Co. Ltd.	122,650
10,000	Mixi, Inc.	384,520
30,000	Miyaji Engineering Group, Inc.	54,695
131,000	Miyazaki Bank Ltd. (The)	460,297
18,000	Miyoshi Oil & Fat Co. Ltd.	20,287
42,000	Mizuno Corp.	207,094
2,100	Mochida Pharmaceutical Co. Ltd.	124,778
1,800	Modec, Inc.	24,926
124,700	Monex Group, Inc.	353,422
124,100	Money Partners Group Co. Ltd.	443,251
23,200	Money Square Holdings, Inc.	327,995
6,600	Monogatari Corp. (The)	282,224
4,700	Monotaro Co. Ltd.	122,106
130	Mori Trust Sogo Reit, Inc.	230,977
26,000	Morinaga & Co. Ltd.	133,371
162,000	Morinaga Milk Industry Co. Ltd.	738,377
8,400	Morita Holdings Corp.	90,356
22,000	Mory Industries, Inc.	63,993
6,200	MTI Ltd.	39,973
2,000	Murakami Corp.	36,927
282,700	Musashi Seimitsu Industry Co. Ltd.	5,772,543
24,100	Musashino Bank Ltd. (The)	924,695
54,400	Nabtesco Corp.	1,100,893
5,100	NAC Co. Ltd.	35,079
18,000	Nachi-Fujikoshi Corp.	81,445
800	Nafco Co. Ltd.	11,615
3,900	Nagaileben Co. Ltd.	66,772
35,000	NaganoBank Ltd. (The)	58,590
64,900	Nagase & Co. Ltd.	813,200
7,000	Nagatanien Holdings Co. Ltd.	61,664

31

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
JAPAN (continued)
138,000	Nagoya Railroad Co. Ltd.	$574,095
22,000	Nakabayashi Co. Ltd.	56,518
17,700	Nakanishi, Inc.	605,059
6,400	Nakano Corp.	39,725
8,600	Nakano Refrigerators Co. Ltd.	214,163
27,000	Nakayama Steel Works Ltd.(d)	18,124
45,700	Namura Shipbuilding Co. Ltd.	404,472
109,000	Nankai Electric Railway Co. Ltd.	560,040
245,000	Nanto Bank Ltd. (The)	781,677
3,600	Natori Co. Ltd.	46,958
21,700	ND Software Co. Ltd.	251,401
9,000	NDS Co. Ltd.	22,226
3,300	NEC Capital Solutions Ltd.	47,830
10,300	NEC Networks & System Integration Corp.	194,016
18,100	NET One Systems Co. Ltd.	112,047
9,900	Neturen Co. Ltd.	71,212
28,300	Nexon Co. Ltd.	395,876
5,600	Next Co. Ltd.	41,813
113,800	NHK Spring Co. Ltd.	1,170,347
24,000	Nice Holdings, Inc.	34,010
6,000	Nichia Steel Works Ltd.	12,928
38,000	Nichias Corp.	241,535
6,000	Nichiban Co. Ltd.	28,789
7,600	Nichicon Corp.	61,533
33,900	Nichiha Corp.	460,728
14,000	Nichii Gakkan Co.	97,108
21,850	Nichi-Iko Pharmaceutical Co. Ltd.	612,025
159,000	Nichirei Corp.	1,042,256
67,000	Nichireki Co. Ltd.	533,579
375,300	Nifco, Inc.	14,602,084
3,900	NIFTY Corp.	35,972
8,900	Nihon Dempa Kogyo Co. Ltd.	62,765
1,400	Nihon Eslead Corp.	13,307
86,300	Nihon House Holdings Co. Ltd.	349,005
14,000	Nihon Kohden Corp.	274,617
3,400	Nihon M&A Center, Inc.	141,162
20,200	Nihon Nohyaku Co. Ltd.	132,245
30,800	Nihon Parkerizing Co. Ltd.	276,937
2,800	Nihon Plast Co. Ltd.	18,772
1,100	Nihon Tokushu Toryo Co. Ltd.	9,617
1,600	Nihon Trim Co. Ltd.	59,932
15,300	Nihon Unisys Ltd.	169,394
15,000	Nihon Yamamura Glass Co. Ltd.	22,748
85,300	Nikkiso Co. Ltd.	692,749
7,000	Nikko Co. Ltd.	23,088
27,000	Nikkon Holdings Co. Ltd.	525,590
57,000	Nippo Corp.	1,000,936
2,000	Nippon Air Conditioning Services Co. Ltd.	20,071
8,000	Nippon Beet Sugar Manufacturing Co. Ltd.	12,530
Shares		Value
JAPAN (continued)
22,000	Nippon Carbide Industries Co. Inc.	$34,275
15,000	Nippon Carbon Co. Ltd.	42,388
31,000	Nippon Chemical Industrial Co. Ltd.	71,418
251,000	Nippon Chemi-Con Corp.	586,575
44,000	Nippon Chemiphar Co. Ltd.	216,226
577,900	Nippon Coke & Engineering Co. Ltd.	483,699
18,600	Nippon Commercial Development Co. Ltd.	306,892
14,900	Nippon Concrete Industries Co. Ltd.	48,280
19,205	Nippon Denko Co. Ltd.	38,993
20,000	Nippon Densetsu Kogyo Co. Ltd.	381,371
209,000	Nippon Electric Glass Co. Ltd.	1,034,002
132,000	Nippon Express Co. Ltd.	685,871
6,100	Nippon Fine Chemical Co. Ltd.	46,760
113,000	Nippon Flour Mills Co. Ltd.	705,138
11,400	Nippon Gas Co. Ltd.	290,031
7,500	Nippon Hume Corp.	47,920
20,000	Nippon Kanzai Co. Ltd.	309,273
24,000	Nippon Kayaku Co. Ltd.	251,993
16,000	Nippon Kinzoku Co. Ltd.(d)	18,696
47,000	Nippon Koei Co. Ltd.	190,462
7,000	Nippon Koshuha Steel Co. Ltd.	5,801
788,900	Nippon Light Metal Holdings Co. Ltd.	1,359,834
89,000	Nippon Paper Industries Co. Ltd.	1,658,747
230,000	Nippon Parking Development Co. Ltd.	264,937
16,000	Nippon Pillar Packing Co. Ltd.	134,980
28,800	Nippon Piston Ring Co. Ltd.	482,347
4,000	Nippon Rietec Co. Ltd.	28,541
67,000	Nippon Road Co. Ltd. (The)	367,564
16,000	Nippon Seiki Co. Ltd.	336,123
4,000	Nippon Seisen Co. Ltd.	17,701
16,000	Nippon Sharyo Ltd.(d)	38,585
349,000	Nippon Sheet Glass Co. Ltd.(d)	303,679
15,000	Nippon Shokubai Co. Ltd.	1,183,393
33,700	Nippon Signal Co. Ltd.	352,165
54,000	Nippon Soda Co. Ltd.	422,441
115,480	Nippon Steel & Sumikin Bussan Corp.	403,850
89,500	Nippon Suisan Kaisha Ltd.	301,869
81,000	Nippon Synthetic Chemical Industry Co. Ltd. (The)	604,798
26,000	Nippon Thompson Co. Ltd.	124,323
18,000	Nippon Valqua Industries Ltd.	44,601
24,700	Nippon Yakin Kogyo Co. Ltd.(d)	34,387
409,000	Nippon Yusen KK	1,077,832
64,900	Nipro Corp.	732,525
1,000	Nishikawa Rubber Co. Ltd.	15,381

32

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
JAPAN (continued)
126,000	Nishimatsu Construction Co. Ltd.	$504,334
301,000	Nishi-Nippon City Bank Ltd. (The)	888,009
28,000	Nishi-Nippon Railroad Co. Ltd.	145,720
6,200	Nishio Rent All Co. Ltd.	145,353
27,200	Nissan Chemical Industries Ltd.	680,733
29,600	Nissan Shatai Co. Ltd.	345,378
89,100	Nissan Tokyo Sales Holdings Co. Ltd.	234,803
12,600	Nissei ASB Machine Co. Ltd.	259,998
11,000	Nissei Build Kogyo Co. Ltd.	33,911
2,600	Nissei Plastic Industrial Co. Ltd.	22,150
17,700	Nissha Printing Co. Ltd.	388,117
172,100	Nisshin Fudosan Co. Ltd.(c)	597,579
29,000	Nisshin Oillio Group Ltd. (The)	108,146
41,360	Nisshin Seifun Group, Inc.	636,835
51,324	Nisshin Steel Co. Ltd.	532,507
86,000	Nisshinbo Holdings, Inc.	1,175,222
23,000	Nissin Corp.	67,664
40,700	Nissin Electric Co. Ltd.	273,874
58,600	Nissin Kogyo Co. Ltd.	907,627
1,500	Nissin Sugar Co. Ltd.	35,552
4,100	Nissui Pharmaceutical Co. Ltd.	45,121
6,000	Nitta Corp.	164,581
77,000	Nittetsu Mining Co. Ltd.	341,386
80,000	Nitto Boseki Co. Ltd.	243,308
21,500	Nitto Kogyo Corp.	417,991
2,600	Nitto Kohki Co. Ltd.	55,374
12,000	Nitto Seiko Co. Ltd.	31,524
57,400	Nittoc Construction Co. Ltd.	257,342
2,200	NJS Co. Ltd.	26,691
1,200	Noevir Holdings Co. Ltd.	30,281
143,000	NOF Corp.	1,028,624
9,200	Nohmi Bosai Ltd.	114,819
3,600	Nojima Corp.	42,960
11,400	Nomura Co. Ltd.	155,313
70,600	Nomura Real Estate Holdings, Inc.	1,520,588
1	Nomura Real Estate Master Fund, Inc. REIT(d)	1,267
33,000	Noritake Co. Ltd.	76,572
9,000	Noritz Corp.	141,560
249,300	North Pacific Bank Ltd.	964,806
3,900	NS Solutions Corp.	191,655
175,000	NS United Kaiun Kaisha Ltd.	353,858
3,100	NSD Co. Ltd.	43,416
214,000	NTN Corp.	1,076,473
8,400	NTT Urban Development Corp.	84,021
8,300	Nuflare Technology, Inc.	372,802
8,300	Obara Group, Inc.	350,104
79,000	Obayashi Corp.	696,577
68,000	Obayashi Road Corp.	482,373
7,200	Obic Co. Ltd.	383,061
10,100	Odelic Co. Ltd.	274,115
211,000	Oenon Holdings, Inc.	388,183
Shares		Value
JAPAN (continued)
127,000	Ogaki Kyoritsu Bank Ltd. (The)	$497,812
23,300	Ohashi Technica, Inc.	263,759
1,800	Ohsho Food Service Corp.	60,264
35,345	Oiles Corp.	565,309
113,000	Oita Bank Ltd. (The)	478,520
142,000	Oji Holdings Corp.	740,184
11,100	Okabe Co. Ltd.	89,135
14,000	Okamoto Industries, Inc.	127,505
11,900	Okamura Corp.	111,140
165,000	Okasan Securities Group, Inc.	979,034
194,000	Oki Electric Industry Co. Ltd.	329,577
3,200	Okinawa Cellular Telephone Co.	89,633
16,950	Okinawa Electric Power Co., Inc. (The)	418,447
33,000	OKK Corp.	39,654
169,000	OKUMA Corp.	1,368,302
48,000	Okumura Corp.	256,170
145,000	Okura Industrial Co. Ltd.(c)	414,560
14,000	Okuwa Co. Ltd.	117,527
2,600	ONO Sokki Co. Ltd.	20,469
2,400	Onoken Co. Ltd.	21,162
26,000	Onward Holdings Co. Ltd.	164,183
26,500	Open House Co. Ltd.	488,187
6,400	OPT Holding, Inc.	33,944
1,800	Optex Co. Ltd.	34,368
9,000	Organo Corp.	37,143
121,500	Orient Corp.(d)	244,671
12,000	Origin Electric Co. Ltd.	33,612
185	Orix JREIT, Inc. REIT	249,896
2,400	Osaka Organic Chemical Industry Ltd.	12,490
24,000	Osaka Soda Co. Ltd.	83,931
8,600	Osaka Steel Co. Ltd.	155,223
2,100	OSAKA Titanium Technologies Co. Ltd.	57,516
5,000	Osaki Electric Co. Ltd.	25,773
20,200	OSG Corp.	383,510
12,200	OSJB Holdings Corp.	23,456
7,900	Otsuka Corp.	384,296
3,500	Otsuka Kagu Ltd.	48,699
2,700	Oyo Corp.	34,905
64,700	Pacific Industrial Co. Ltd.	725,978
31,000	Pacific Metals Co. Ltd.	83,492
5,350	Pack Corp. (The)	127,510
1,400	Pal Co. Ltd.	31,580
8,350	PALTAC Corp.	165,173
19,000	PanaHome Corp.	136,198
7,900	Panasonic Industrial Devices SUNX Co. Ltd.	43,602
10,100	Paramount Bed Holdings Co. Ltd.	325,590
4,500	Parco Co. Ltd.	39,156
31,200	Park24 Co. Ltd.	657,767
3,000	Pasco Corp.	8,055
39,700	Pasona Group, Inc.	303,993

33

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
JAPAN (continued)
2,500	PC Depot Corp.	$18,377
57,100	Penta-Ocean Construction Co. Ltd.	261,202
700	PIA Corp.	12,692
49,000	Pigeon Corp.	1,386,716
13,500	Pilot Corp.	576,158
9,500	Piolax, Inc.	505,428
271,200	Pioneer Corp.(d)	734,917
5,700	Plenus Co. Ltd.	88,521
2,600	Pocket Card Co. Ltd.	12,669
2,100	Pola Orbis Holdings, Inc.	134,524
24,000	Poletowin Pitcrew Holdings, Inc.	206,447
112,200	Press Kogyo Co. Ltd.	485,360
600	Pressance Corp.	24,140
3,000	Prestige International, Inc.	29,485
106,000	Prima Meat Packers Ltd.	297,787
6,800	Pronexus, Inc.	50,322
2,000	Proto Corp.	26,088
3,400	PS Mitsubishi Construction Co. Ltd.	11,411
45,000	Qol Co. Ltd.	537,748
49,200	Raito Kogyo Co. Ltd.	474,590
24,800	Raysum Co. Ltd.	249,295
1,900	Relo Holdings, Inc.	205,793
35,600	Renaissance, Inc.	374,675
176,840	Rengo Co. Ltd.	845,584
36,700	Resorttrust, Inc.	948,902
3,000	Rheon Automatic Machinery Co. Ltd.	14,544
22,000	Rhythm Watch Co. Ltd.	30,994
17,600	Ricoh Leasing Co. Ltd.	536,007
4,400	Right On Co. Ltd.	42,115
147,000	Riken Corp.	555,498
6,500	Riken Keiki Co. Ltd.	82,900
19,000	Riken Technos Corp.	63,769
1,400	Riken Vitamin Co. Ltd.	45,653
3,000	Ringer Hut Co. Ltd.	61,407
3,000	Rinnai Corp.	239,413
900	Rion Co. Ltd.	13,820
33,600	Riso Kagaku Corp.	613,972
1,800	Rock Field Co. Ltd.	44,109
24,900	Rohto Pharmaceutical Co. Ltd.	413,521
18,200	Roland DG Corp.	417,332
43,000	Round One Corp.	195,276
8,600	Royal Holdings Co. Ltd.	151,731
64,000	Royal Hotel Ltd. (The)(d)	161,763
50,000	Ryobi Ltd.	186,045
12,000	Ryoden Trading Co. Ltd.	78,860
3,300	Ryohin Keikaku Co. Ltd.	668,095
12,500	Ryosan Co. Ltd.	304,550
5,100	Ryoyo Electro Corp.	63,185
19,200	S Foods, Inc.	335,248
3,300	Sac’s Bar Holdings, Inc.	52,753
36,000	Saibu Gas Co. Ltd.	81,147
4,700	Saizeriya Co. Ltd.	107,071
Shares		Value
JAPAN (continued)
28,000	Sakai Chemical Industry Co. Ltd.	$83,302
18,000	Sakai Heavy Industries Ltd.	35,651
7,600	Sakai Moving Service Co. Ltd.	381,039
18,000	Sakai Ovex Co. Ltd.	30,281
9,300	Sakata INX Corp.	85,547
4,600	Sakata Seed Corp.	97,970
39,500	SAMTY Co. Ltd.	403,936
3,300	San-A Co. Ltd.	141,112
86,000	San-Ai Oil Co. Ltd.	660,661
42,000	Sanden Holdings Corp.	145,836
1,100	Sanei Architecture Planning Co. Ltd.	12,142
30,950	Sangetsu Co. Ltd.	497,067
85,000	San-In Godo Bank Ltd. (The)	791,042
146,000	Sanken Electric Co. Ltd.	511,792
8,900	Sanki Engineering Co. Ltd.	74,050
8,000	Sanko Metal Industrial Co. Ltd.	17,966
3,400	Sankyo Co. Ltd.	131,864
12,500	Sankyo Seiko Co. Ltd.	47,858
27,400	Sankyo Tateyama, Inc.	383,287
193,000	Sankyu, Inc.	1,095,591
14,600	Sanoh Industrial Co. Ltd.	93,042
3,800	Sanrio Co. Ltd.	101,558
6,800	Sanshin Electronics Co. Ltd.	72,750
49,200	Santen Pharmaceutical Co. Ltd.	673,152
64,000	Sanwa Holdings Corp.	519,765
19,000	Sanyo Chemical Industries Ltd.	141,551
18,000	Sanyo Denki Co. Ltd.	110,384
2,000	Sanyo Electric Railway Co. Ltd.	7,790
4,300	Sanyo Housing Nagoya Co. Ltd.	43,011
10,000	Sanyo Industries Ltd.	14,419
101,000	Sanyo Shokai Ltd.	296,296
204,000	Sanyo Special Steel Co. Ltd.	846,971
3,300	Sanyo Trading Co. Ltd.	44,084
197,000	Sapporo Holdings Ltd.	816,276
1,500	SATO Holdings Corp.	32,829
2,700	Sato Shoji Corp.	16,625
4,100	Satori Electric Co. Ltd.	27,929
38,100	Sawada Holdings Co. Ltd.	383,305
10,400	Sawai Pharmaceutical Co. Ltd.	669,661
35,000	SAXA Holdings, Inc.	71,932
161,380	SBI Holdings, Inc.	1,846,903
8,500	SBS Holdings, Inc.	79,034
12,000	SCREEN Holdings Co. Ltd.	71,600
10,900	Scroll Corp.	39,745
21,597	SCSK Corp.	833,132
18,800	Sega Sammy Holdings, Inc.	199,264
4,000	Seibu Electric Industry Co. Ltd.	14,121
18,000	Seika Corp.	41,170
81,000	Seikitokyu Kogyo Co. Ltd.	399,395
54,000	Seiko Holdings Corp.	354,421
78,000	Seino Holdings Co. Ltd.	933,389
25,300	Seiren Co. Ltd.	299,818
27,400	Sekisui Jushi Corp.	369,436
10,000	Sekisui Plastics Co. Ltd.	32,734

34

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
JAPAN (continued)
79,000	Senko Co. Ltd.	$550,584
2,000	Senshu Electric Co. Ltd.	28,872
167,220	Senshu Ikeda Holdings, Inc.	724,754
11,800	Senshukai Co. Ltd.	79,012
2,600	Septeni Holdings Co. Ltd.	48,328
2,000	Seria Co. Ltd.	85,522
95,200	Seven Bank Ltd.	437,066
333,000	Sharp Corp.(d)	367,026
24,800	Shibaura Electronics Co. Ltd.	356,576
1,000	Shibaura Mechatronics Corp.	2,121
17,000	Shibusawa Warehouse Co. Ltd. (The)	43,532
7,700	Shibuya Kogyo Co. Ltd.	119,453
1,400	Shidax Corp.	5,836
162,000	Shiga Bank Ltd. (The)	871,285
44,000	Shikibo Ltd.	44,850
137,000	Shikoku Bank Ltd. (The)	299,727
22,000	Shikoku Chemicals Corp.	217,867
37,100	Shikoku Electric Power Co., Inc.	634,577
6,900	Shima Seiki Manufacturing Ltd.	103,840
19,349	Shimachu Co. Ltd.	425,880
70,000	Shimadzu Corp.	1,099,279
7,700	Shimamura Co. Ltd.	872,288
2,700	Shimizu Bank Ltd. (The)	67,125
81,000	Shimizu Corp.	713,541
3,100	Shin Nippon Air Technologies Co. Ltd.	27,771
204,000	Shinagawa Refractories Co. Ltd.	459,833
17,000	Shindengen Electric Manufacturing Co. Ltd.	62,692
2,000	Shin-Keisei Electric Railway Co. Ltd.	7,143
25,500	Shinko Electric Industries Co. Ltd.	156,377
9,200	Shinko Plantech Co. Ltd.	74,411
8,800	Shinko Shoji Co. Ltd.	98,596
8,000	Shinmaywa Industries Ltd.	88,174
8,400	Shinnihon Corp.	40,166
254,000	Shinsei Bank Ltd.	536,753
30,000	Shinsho Corp.	63,893
900	Shinwa Co. Ltd.	12,731
21,000	Ship Healthcare Holdings, Inc.	512,339
112,000	Shiroki Corp.	327,637
3,000	Shizuki Electric Co., Inc.	14,196
60,000	Shizuoka Gas Co. Ltd.	406,232
7,000	Shochiku Co. Ltd.	62,070
23,100	Shoei Co. Ltd.	400,665
3,000	Shoei Foods Corp.	32,593
11,000	Shoko Co. Ltd.	8,295
1,000	Showa Aircraft Industry Co. Ltd.	10,143
92,800	Showa Corp.	867,477
1,368,620	Showa Denko KK	1,735,302
89,000	Showa Sangyo Co. Ltd.	335,585
147,600	Showa Shell Sekiyu KK	1,308,793
Shares		Value
JAPAN (continued)
15,400	Siix Corp.	$436,463
16,000	Sinanen Holdings Co. Ltd.	59,799
31,000	Sinfonia Technology Co. Ltd.	53,949
32,800	Sinko Industries Ltd.	349,011
13,000	Sintokogio Ltd.	112,364
122,200	SKY Perfect JSAT Holdings, Inc.	648,115
8,000	SMK Corp.	41,236
2,800	SMS Co. Ltd.	46,895
3,700	SNT Corp.	17,876
17,500	Sodick Co. Ltd.	130,376
3,600	Soft99 Corp.	23,837
11,700	Sogo Medical Co. Ltd.	435,829
9,400	Sohgo Security Services Co. Ltd.	457,264
608,800	Sojitz Corp.	1,352,104
93,000	Sotetsu Holdings, Inc.	532,552
18,500	Sparx Group Co. Ltd.	50,286
700	SPK Corp.	13,023
13,400	Square Enix Holdings Co. Ltd.	364,233
15,600	SRA Holdings, Inc.	322,291
300	ST Corp.	2,576
11,500	St. Marc Holdings Co. Ltd.	343,561
31,000	Stanley Electric Co. Ltd.	597,033
13,500	Star Micronics Co. Ltd.	184,930
20,700	Start Today Co. Ltd.	699,035
6,900	Starts Corp., Inc.	108,758
2,200	Starzen Co. Ltd.	57,247
25,200	Stella Chemifa Corp.	247,468
19,000	Studio Alice Co. Ltd.	358,208
2,700	Sugi Holdings Co. Ltd.	132,237
2,700	Sugimoto & Co. Ltd.	31,392
35,400	Sumco Corp.	360,249
4,800	Sumida Corp.	32,300
22,000	Suminoe Textile Co. Ltd.	63,263
118,000	Sumitomo Bakelite Co. Ltd.	487,959
22,400	Sumitomo Dainippon Pharma Co. Ltd.	249,301
35,600	Sumitomo Densetsu Co. Ltd.	471,146
92,300	Sumitomo Forestry Co. Ltd.	1,112,924
144,000	Sumitomo Heavy Industries Ltd.	656,335
303,800	Sumitomo Mitsui Construction Co. Ltd.	297,078
293,000	Sumitomo Osaka Cement Co. Ltd.	1,136,355
13,000	Sumitomo Precision Products Co. Ltd.	51,173
20,180	Sumitomo Real Estate Sales Co. Ltd.	468,085
42,700	Sumitomo Riko Co. Ltd.	347,842
44,500	Sumitomo Rubber Industries Ltd.	668,219
89,000	Sumitomo Seika Chemicals Co. Ltd.	624,704
21,000	Sumitomo Warehouse Co. Ltd. (The)	112,248
33,300	Sun Frontier Fudousan Co. Ltd.	270,992

35

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
JAPAN (continued)
10,500	Sundrug Co. Ltd.	$558,631
3,600	Sun-Wa Technos Corp.	30,251
24,670	Suzuken Co. Ltd.	951,677
76,000	SWCC Showa Holdings Co. Ltd.(d)	50,385
5,400	Systena Corp.	52,760
19,300	T&K Toka Co. Ltd.	356,507
3,200	T. Hasegawa Co. Ltd.	42,191
24,000	T. RAD Co. Ltd.	39,977
1,600	Tabuchi Electric Co. Ltd.	11,072
3,240	Tachibana Eletech Co. Ltd.	36,677
6,700	Tachi-S Co. Ltd.	94,279
40,000	Tadano Ltd.	481,976
27,500	Taiho Kogyo Co. Ltd.	319,964
8,000	Taikisha Ltd.	194,713
3,000	Taiko Bank Ltd. (The)	5,867
13,200	Taiko Pharmaceutical Co. Ltd.	208,277
3,000	Taiyo Holdings Co. Ltd.	103,920
21,000	Taiyo Nippon Sanso Corp.	218,754
60,700	Taiyo Yuden Co. Ltd.	862,687
161,000	Takagi Securities Co. Ltd.	285,522
1,400	Takamatsu Construction Group Co. Ltd.	29,260
17,700	Takara Holdings, Inc.	128,053
65,100	Takara Leben Co. Ltd.	341,496
31,000	Takara Standard Co. Ltd.	235,319
6,400	Takasago International Corp.	169,984
13,000	Takasago Thermal Engineering Co. Ltd.	187,777
18,000	Takashima & Co. Ltd.	39,082
104,000	Takashimaya Co. Ltd.	936,836
16,100	Takata Corp.(d)	183,989
3,530	Take And Give Needs Co. Ltd.	20,156
30,800	Takeei Corp.	298,888
25,100	Takeuchi Manufacturing Co. Ltd.	479,244
10,000	Takihyo Co. Ltd.	38,038
87,000	Takiron Co. Ltd.	374,907
33,000	Takisawa Machine Tool Co. Ltd.	45,943
48,000	Takuma Co. Ltd.	381,072
6,800	Tama Home Co. Ltd.	25,415
4,000	Tamron Co. Ltd.	80,517
34,000	Tamura Corp.	109,323
42,600	Tanseisha Co. Ltd.	317,373
500	TASAKI & Co. Ltd.	8,523
118,200	Tatsuta Electric Wire and Cable Co. Ltd.	453,523
68,000	Tayca Corp.	285,705
19,000	TBK Co. Ltd.	75,578
600	Techno Medica Co. Ltd.	13,758
1,200	Techno Ryowa Ltd.	6,901
779,000	Teijin Ltd.	2,775,918
3,400	Teikoku Sen-I Co. Ltd.	43,137
12,000	Tekken Corp.	33,712
33,900	Temp Holdings Co. Ltd.	509,891
Shares		Value
JAPAN (continued)
23,700	T-Gaia Corp.	$363,543
16,300	THK Co. Ltd.	310,277
7,400	TKC Corp.	175,633
59,000	Toa Corp.	134,947
6,000	Toa Corp.	60,960
58,000	Toa Oil Co. Ltd.	73,059
77,000	Toa Road Corp.	305,652
2,400	Toabo Corp.	13,087
42,250	Toagosei Co. Ltd.	357,131
10,100	Tobishima Corp.(d)	17,912
5,000	Tobu Store Co. Ltd.	12,596
24,600	TOC Co. Ltd.	181,845
12,100	Tocalo Co. Ltd.	245,068
94,000	Tochigi Bank Ltd. (The)	540,615
72,000	Toda Corp.	394,398
3,000	Toda Kogyo Corp.	8,204
600	Toei Animation Co. Ltd.	25,905
20,000	Toei Co. Ltd.	179,498
23,000	Toenec Corp.	178,976
115,000	Toho Bank Ltd. (The)	425,997
12,300	Toho Co. Ltd.	322,102
4,000	Toho Co. Ltd.	74,086
110,000	Toho Gas Co. Ltd.	678,213
8,000	Toho Holdings Co. Ltd.	178,537
3,300	Toho Titanium Co. Ltd.(d)	43,510
150,000	Toho Zinc Co. Ltd.	418,911
26,000	Tohoku Bank Ltd. (The)	33,181
10,000	Tokai Carbon Co. Ltd.	27,513
9,200	Tokai Corp.	296,196
67,900	TOKAI Holdings Corp.	289,223
12,000	Tokai Lease Co. Ltd.	21,977
63,000	Tokai Rika Co. Ltd.	1,383,525
31,800	Tokai Tokyo Financial Holdings, Inc.	195,275
6,790	Token Corp.	541,309
30,840	Tokushu Tokai Paper Co. Ltd.	103,252
54,000	Tokuyama Corp.(d)	109,638
77,000	Tokyo Dome Corp.	359,891
1,100	Tokyo Electron Device Ltd.	14,239
5,000	Tokyo Energy & Systems, Inc.	48,935
40,000	Tokyo Keiki, Inc.	79,556
25,600	Tokyo Ohka Kogyo Co. Ltd.	825,259
4,000	Tokyo Rakutenchi Co. Ltd.	16,475
146,000	Tokyo Rope Manufacturing Co. Ltd.(d)	227,463
2,500	Tokyo Sangyo Co. Ltd.	11,250
19,300	Tokyo Seimitsu Co. Ltd.	430,399
27,500	Tokyo Steel Manufacturing Co. Ltd.	185,050
50,500	Tokyo Tatemono Co. Ltd.	631,512
154,000	Tokyo Tekko Co. Ltd.	718,505
20,000	Tokyo Theaters Co., Inc.	22,209
17,875	Tokyo Ty Financial Group, Inc.	563,639
7,000	Tokyotokeiba Co. Ltd.	16,533
4,800	Tokyu Construction Co. Ltd.	36,914
62,300	Tokyu Fudosan Holdings Corp.	441,423

36

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
JAPAN (continued)
27,000	Toli Corp.	$77,193
28,000	Tomato Bank Ltd.	39,446
1,100	Tomen Devices Corp.	18,186
15,200	Tomoe Corp.	46,732
2,600	Tomoe Engineering Co. Ltd.	32,815
41,000	Tomoku Co. Ltd.	88,680
78,100	TOMONY Holdings, Inc.	304,840
24,800	Tomy Co. Ltd.	125,572
15,000	Tonami Holdings Co. Ltd.	49,225
50	Top REIT, Inc.	188,324
7,000	Topcon Corp.	102,097
15,700	Toppan Forms Co. Ltd.	203,747
34,500	Topre Corp.	755,072
186,000	Topy Industries Ltd.	422,342
22,600	Toridoll.corp	288,048
2,300	Torigoe Co. Ltd. (The)	15,077
1,000	Torii Pharmaceutical Co. Ltd.	24,240
5,000	Torishima Pump Manufacturing Co. Ltd.	39,032
43,000	Tosei Corp.	268,327
45,000	Toshiba Machine Co. Ltd.	156,253
11,000	Toshiba Plant Systems & Services Corp.	118,596
82,000	Toshiba TEC Corp.	298,997
1,000	Tosho Co. Ltd.	26,519
14,000	Tosho Printing Co. Ltd.	59,170
182,000	Tosoh Corp.	933,604
7,500	Totetsu Kogyo Co. Ltd.	163,027
23,500	TOTO Ltd.	804,301
8,000	Tottori Bank Ltd. (The)	14,121
333,000	Towa Bank Ltd. (The)	292,517
58,600	Towa Corp.	317,597
6,900	Towa Pharmaceutical Co. Ltd.	472,313
70,600	Toyo Construction Co. Ltd.	327,637
3,000	Toyo Denki Seizo - Toyo Electric Manufacturing Co. Ltd.	11,014
16,000	Toyo Engineering Corp.	40,573
89,000	Toyo Ink SC Holdings Co. Ltd.	369,512
28,000	Toyo Kohan Co. Ltd.	90,959
2,500	Toyo Machinery & Metal Co. Ltd.	9,344
140,000	Toyo Securities Co. Ltd.	455,954
74,900	Toyo Seikan Group Holdings Ltd.	1,459,889
18,400	Toyo Suisan Kaisha Ltd.	683,119
1,400	Toyo Tanso Co. Ltd.	20,292
48,300	Toyo Tire & Rubber Co. Ltd.	1,027,481
20,000	Toyo Wharf & Warehouse Co. Ltd.	31,657
544,000	Toyobo Co. Ltd.	802,453
54,700	Toyoda Gosei Co. Ltd.	1,268,340
29,100	Toyota Boshoku Corp.	627,723
13,900	TPR Co. Ltd.	343,152
1,200	Trancom Co. Ltd.	58,076
17,200	Transcosmos, Inc.	483,202
Shares		Value
JAPAN (continued)
15,600	Trend Micro, Inc.	$612,132
2,600	Trusco Nakayama Corp.	91,788
30,600	TS Tech Co. Ltd.	846,971
19,900	TSI Holdings Co. Ltd.	140,506
74,000	Tsubakimoto Chain Co.	546,399
8,000	Tsubakimoto Kogyo Co. Ltd.	22,408
7,000	Tsudakoma Corp.(d)	7,019
118,000	Tsugami Corp.	582,813
29,800	Tsukada Global Holdings, Inc.	191,884
14,500	Tsukishima Kikai Co. Ltd.	139,509
94,733	Tsukuba Bank Ltd.	335,220
2,500	Tsukui Corp.	26,974
10,200	Tsumura & Co.	247,329
9,800	Tsuruha Holdings, Inc.	781,271
1,200	Tsurumi Manufacturing Co. Ltd.	22,107
600	Tsutsumi Jewelry Co. Ltd.	12,013
7,000	TTK Co. Ltd.	26,974
2,400	Tv Tokyo Holdings Corp.	42,761
505,840	UACJ Corp.	989,295
685,800	Ube Industries Ltd.	1,449,233
23,000	Uchida Yoko Co. Ltd.	74,144
6,000	Ueki Corp.	12,381
2,500	UKC Holdings Corp.	50,427
24,000	Ulvac, Inc.	430,795
14,000	Uniden Holdings Corp.	22,392
28,400	Unipres Corp.	651,927
2,600	United Arrows Ltd.	112,687
9,300	United Super Markets Holdings, Inc.	81,540
67,000	Unitika Ltd.(d)	33,869
4,700	Universal Entertainment Corp.	85,688
1,600	Unizo Holdings Co. Ltd.	68,418
206,200	UNY Group Holdings Co. Ltd.	1,148,309
108,880	Usen Corp.(d)	291,441
68,600	U-Shin Ltd.	429,212
7,900	Ushio, Inc.	109,528
19,400	USS Co. Ltd.	345,814
46,000	UT Group Co. Ltd.(d)	251,976
8,800	Utoc Corp.	36,463
9,500	Valor Holdings Co. Ltd.	223,428
2,500	Village Vanguard Co. Ltd.	36,877
16,700	Vital KSK Holdings, Inc.	122,063
74,700	VT Holdings Co. Ltd.	464,902
15,000	Wacoal Holdings Corp.	189,442
21,700	Wacom Co. Ltd.	81,642
33,000	Wakachiku Construction Co. Ltd.	42,115
44,500	Wakita & Co. Ltd.	352,548
7,600	Warabeya Nichiyo Co. Ltd.	149,141
5,500	WATAMI Co. Ltd.(d)	38,696
9,000	Weathernews, Inc.	291,249
10,740	Welcia Holdings Co. Ltd.	533,128
13,300	Wellnet Corp.	263,972
13,600	WIN-Partners Co. Ltd.	192,273
10,600	WirelessGate, Inc.	150,036
12,000	Wowow, Inc.	329,659

37

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
JAPAN (continued)
8,600	Xebio Holdings Co. Ltd.	$155,152
4,000	Yachiyo Industry Co. Ltd.	36,364
4,500	Yahagi Construction Co. Ltd.	38,895
11,200	YAMABIKO Corp.	104,046
144,200	Yamada Denki Co. Ltd.	653,662
42,000	Yamagata Bank Ltd. (The)	164,283
104,000	Yamaguchi Financial Group, Inc.	1,288,473
23,800	Yamaha Corp.	596,627
40,100	Yamaichi Electronics Co. Ltd.	358,232
102,000	Yamanashi Chuo Bank Ltd. (The)	480,965
51,000	Yamatane Corp.	78,188
8,400	Yamato Kogyo Co. Ltd.	225,541
800	Yamaya Corp.	16,700
91,000	Yamazaki Baking Co. Ltd.	1,766,910
100	Yamazawa Co. Ltd.	1,405
12,300	Yamazen Corp.	110,595
8,100	Yaoko Co. Ltd.	328,578
700	Yashima Denki Co. Ltd.	3,394
61,800	Yaskawa Electric Corp.	741,067
6,000	Yasuda Logistics Corp.	48,032
21,100	Yellow Hat Ltd.	466,693
3,200	Yodogawa Steel Works Ltd.	56,750
6,500	Yokogawa Bridge Holdings Corp.	60,599
85,500	Yokogawa Electric Corp.	962,911
22,300	Yokohama Reito Co. Ltd.	178,703
77,400	Yokohama Rubber Co. Ltd. (The)	1,500,920
1,500	Yomeishu Seizo Co. Ltd.	24,364
500	Yondoshi Holdings, Inc.	10,641
12,200	Yonekyu Corp.	224,851
2,100	Yonex Co. Ltd.	53,514
30,500	Yorozu Corp.	656,406
3,900	Yoshinoya Holdings Co. Ltd.	48,188
17,700	Yuasa Trading Co. Ltd.	414,667
27,000	Yuken Kogyo Co. Ltd.	52,805
5,600	Yumeshin Holdings Co. Ltd.	32,625
51,000	Yurtec Corp.	493,221
8,000	Yusen Logistics Co. Ltd.	94,075
900	Yushiro Chemical Industry Co. Ltd.	10,464
10,300	Zenkoku Hosho Co. Ltd.	351,243
25,000	Zenrin Co. Ltd.	366,703
14,300	Zensho Holdings Co. Ltd.	135,214
111,000	Zeon Corp.	913,425
1,500	ZERIA Pharmaceutical Co. Ltd.	22,462
4,000	Zojirushi Corp.	57,346
2,400	Zuken, Inc.	22,594
		455,455,130
JERSEY CHANNEL ISLANDS — 0.0%
435,661	Centamin Plc	427,145
51,777	Phoenix Group Holdings	682,852
Shares		Value
JERSEY CHANNEL ISLANDS (continued)
5,901	Randgold Resources Ltd.	$397,354
		1,507,351
LUXEMBOURG — 0.2%
22,999	APERAM SA(d)	710,547
53,621	d’Amico International Shipping SA(d)	41,216
3,069	Eurofins Scientific SE(c)	1,111,162
18,670	Grand City Properties SA	372,833
49,500	L’Occitane International SA	99,886
10,810	Millicom International Cellular SA	603,540
56,058	Mouwasat Medical Services Co.(d)	1,733,875
18,520	Orion Engineered Carbons SA	241,871
100,579	Regus Plc	518,803
207,034	Stabilus SA(c)(d)	7,968,275
		13,402,008
MALAYSIA — 0.4%
174,100	Aeon Co. (M) Berhad	114,689
323,590	Affin Holdings Berhad	180,023
96,700	AirAsia Berhad	33,314
410,300	Alliance Financial Group Berhad	341,917
20,100	Amway Malaysia Holdings Berhad	46,226
1,127,600	APM Automotive Holdings Berhad(c)	1,076,155
32,700	Batu Kawan Berhad	133,510
95,933	Berjaya Assets Berhad	17,865
327,300	Berjaya Corp. Berhad	31,618
19,519	Berjaya Sports Toto Berhad	14,539
133,600	BIMB Holdings Berhad	127,505
486,500	Bintulu Port Holdings Berhad(c)	809,701
365,904	Boustead Holdings Berhad	344,100
46,400	Bursa Malaysia Berhad	91,590
94,300	Cahya Mata Sarawak Berhad	116,777
33,700	Carlsberg Brewery-Malaysia Berhad	97,429
98,060	CB Industrial Product Holding Berhad	45,195
3,350	Dayang Enterprise Holdings Berhad	1,326
6,413,886	Dialog Group Berhad	2,388,784
234,500	DRB-Hicom Berhad	73,145
467,874	Eastern & Oriental Berhad	173,166
98,700	Evergreen Fibreboard Berhad(d)	51,004
15,900	Fraser & Neave Holdings Berhad	66,842
75,300	Genting Plantations Berhad	187,549
23,300	Globetronics Technology Berhad	33,735
75,000	Glomac Berhad	15,887
48,000	Guinness Anchor Berhad	159,777

38

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
MALAYSIA (continued)
41,100	GuocoLand Malaysia Berhad	$13,011
499,380	HAP Seng Consolidated Berhad	703,270
93,500	Hap Seng Plantations Holdings Berhad	52,235
2,712,360	Hartalega Holdings Berhad	3,289,431
19,992	Hock Seng LEE Berhad	8,609
51,500	Hong Leong Industries Berhad	75,164
34,033	Hua Yang Berhad	14,735
21,720	Hume Industries Berhad	17,594
1,015,580	IJM Corp. Berhad	784,852
105,900	IJM Plantations Berhad	86,524
59,062	Inari Amertron Berhad	49,081
9,300	Jaya Tiasa Holdings Berhad	2,641
218,400	JCY International Berhad	39,654
59,079	K&N Kenanga Holdings Berhad	8,114
73,100	Keck Seng (Malaysia) Berhad	85,930
45,100	Kian JOO CAN Factory Berhad(d)	33,489
1,976,800	KKB Engineering Berhad(c)	786,855
244,200	KLCCP Stapled Group	399,042
310,080	KNM Group Berhad(d)	38,255
21,600	Kossan Rubber Industries	40,978
1,940,188	KPJ Healthcare Berhad	1,928,446
178,999	KSL Holdings Berhad	65,416
294,400	Kulim Malaysia Berhad	228,201
35,950	Kumpulan Fima Berhad	14,895
102,500	Kumpulan Perangsang Selangor Berhad	30,540
60,900	Lafarge Malaysia Berhad	129,001
306,100	Land & General Berhad	29,926
157,800	Landmarks Berhad(d)	39,670
34,400	LBS Bina Group Berhad	11,451
79,000	Lingkaran Trans Kota Holdings Berhad	94,704
17,100	LPI Capital Berhad	59,309
62,600	Magnum Berhad	39,198
618,973	Mah Sing Group Berhad	190,187
73,050	Malayan Flour Mills Berhad	22,956
71,823	Malaysia Airports Holdings Berhad	88,608
111,780	Malaysia Building Society Berhad	42,152
58,700	Malaysian Bulk Carriers Berhad	12,297
32,000	Malaysian Pacific Industries Berhad	51,769
291,250	Malaysian Resources Corp. Berhad	86,100
37,180	MBM Resources Berhad	24,233
12,100	Media Prima Berhad	3,915
18,700	Mega First Corp. Berhad	10,969
81,000	MKH Berhad	43,932
355,200	MMC Corp. Berhad	184,380
45,500	MNRB Holdings Berhad	36,328
51,500	Muhibbah Engineering M Berhad	26,373
680,100	Mulpha International Berhad(d)	48,285
35,600	My EG Services Berhad	24,529
Shares		Value
MALAYSIA (continued)
50,500	Naim Holdings Berhad	$26,214
376,400	Nam Cheong Ltd.	45,139
22,000	NCB Holdings Berhad	21,918
5,000	Nestle Malaysia Berhad	84,171
102,200	Oriental Holdings Berhad	167,003
326,790	OSK Holdings Berhad	127,795
30,500	Padini Holdings Berhad	10,862
71,912	Pantech Group Holdings Berhad	10,629
107,600	POS Malaysia Berhad	97,181
111,200	Press Metal Berhad	60,311
119,500	Protasco Berhad	47,009
2,848,900	QL Resources Berhad	2,679,133
180,900	SapuraKencana Petroleum Berhad	88,850
19,800	Sarawak Oil Palms Berhad	22,307
7,600	Scientex Berhad	13,551
2,300	Selangor Properties Berhad	2,838
51,500	Shangri-La Hotels (Malaysia) Berhad	73,006
16,900	Shell Refining Co. Federation of Malaya Berhad(d)	22,345
149,660	Sunway Berhad	107,995
14,966	Sunway Construction Group Berhad(d)	4,529
94,300	Supermax Corp. Berhad	49,389
27,000	Syarikat Takaful Malaysia Berhad	23,946
89,164	Ta Ann Holdings Berhad	80,322
445,000	TA Enterprise Berhad	64,740
195,360	TA Global Berhad	12,960
126,800	TAN Chong Motor Holdings Berhad	73,790
386,300	TDM Berhad	61,596
54,040	TH Plantations Berhad	16,479
132,360	Time dotCom Berhad	215,362
17,800	Tiong NAM Logistics Holdings	5,842
52,860	Top Glove Corp. Berhad	116,769
157,116	Tropicana Corp. Berhad(d)	35,293
43,600	TSH Resources Berhad	20,805
70,300	UEM Edgenta Berhad	54,492
120,408	UEM Sunrise Berhad	35,035
167,600	Unisem M Berhad	92,851
15,000	United Malacca Berhad	21,159
31,900	United Plantations Berhad	196,776
276,000	VS Industry Berhad	99,581
95,155	Wah Seong Corp. Berhad	26,358
193,838	WCT Holdings Berhad	61,815
3,401,950	Wellcall Holdings Berhad(c)	1,868,855
170,700	WTK Holdings Berhad	44,503
47,600	Yinson Holdings Berhad	32,575
137,514	YNH Property Berhad(d)	59,858
25,600	Zhulian Corp. Berhad	9,713
		23,964,252

39

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
MALTA — 0.0%
4,778	Tiso Blackstar Group SE	$3,453
8,169	Unibet Group Plc - SDR	719,988
		723,441
MARTINIQUE — 0.0%
100,000	MGM China Holdings Ltd.	146,569
MEXICO — 0.4%
10,100	Alpek SAB de CV	14,565
35,265	Alsea SAB de CV	115,566
147,316	Arca Continental SAB de CV	941,004
1,864,200	Asesor de Activos Prisma SAPI de CV REIT	1,441,223
203,861	Axtel SAB de CV - CPO Units(d)	87,998
22,734	Banregio Grupo Financiero SAB de CV	121,695
2,584	Bio Pappel SAB de CV(d)	3,054
1,166,800	Bolsa Mexicana de Valores SAB de CV	1,949,635
1,800	Cia Minera Autlan SAB de CV - Series B(d)	1,009
201,125	Consorcio ARA SAB de CV(d)	75,128
140,111	Controladora Comercial Mexicana SAB de CV - Units	409,871
1,568,370	Corp Inmobiliaria Vesta SAB de CV	2,571,254
800	Corp. Actinver SAB de CV(d)	726
78,869	Corp. GEO SAB de CV - Series B(d)	2
61,938	Corp. Interamericana de Entretenimiento SAB de CV - Series B(d)	46,422
27,300	Corp. Moctezuma SAB de CV	90,819
2,674,900	Fibra Shop Portafolios Inmobiliarios SAPI de CV REIT(c)	2,741,652
36,127	Fibra Uno Administracion SA de CV REIT	79,219
5,418	Fresnillo Plc	60,972
121,017	Genomma Lab Internacional SAB de CV - Class B(d)	88,797
53,869	Gruma SAB de CV - Series B	826,732
29,269	Grupo Aeromexico SAB de CV(d)	51,387
75,068	Grupo Aeroportuario del Centro Norte SAB de CV	385,570
320,108	Grupo Aeroportuario del Pacifico SAB de CV - Series B	2,887,170
123,044	Grupo Aeroportuario del Sureste SAB de CV - Series B	1,906,840
1,600	Grupo Carso SAB de CV - Series A1	7,160
120,492	Grupo Cementos de Chihuahua SAB de CV	342,850
45,878	Grupo Comercial Chedraui SA de CV	126,542
Shares		Value
MEXICO (continued)
70,593	Grupo Famsa SAB de CV - Class A(d)	$55,559
12,100	Grupo Financiero Interacciones SA de CV	78,309
52,942	Grupo Herdez SAB de CV	147,148
57,500	Grupo Industrial Maseca SAB de CV - Series B	80,065
12,400	Grupo Industrial Saltillo SAB de CV	24,308
17,079	Grupo KUO SAB de CV - Series B	31,660
36,100	Grupo Simec SAB de CV - Series B(d)	98,960
19,508	Grupo Sports World SAB de CV(d)	23,845
264,100	Impulsora del Desarrollo y El Empleo en America Latina SAB de CV(d)	483,662
49,176	Industrias Bachoco SAB de CV - Series B	224,090
170,175	Industrias CH SAB de CV - Series B(d)	617,636
110,913	Kimberly-Clark de Mexico SAB de CV - Class A	265,434
1,485,400	Macquarie Mexico Real Estate Management SA de CV REIT	2,055,736
100	Medica Sur SAB de CV - Series B	303
33,400	Megacable Holdings SAB de CV - CPO Shares	127,289
349,076	Mexichem SAB de CV	908,099
83,226	OHL Mexico SAB de CV(d)	109,992
53,106	Organizacion Cultiba SAB de CV	70,860
146,807	Organizacion Soriana SAB de CV - Series B(d)	352,668
37,295	Promotora y Operadora de Infraestructura SAB de CV(d)	468,891
23,143	Qualitas Controladora SAB de CV - Class I(d)	28,849
67,123	Urbi Desarrollos Urbanos SAB de CV(c)(d)	5
2,315	Vitro SAB de CV - Series A	6,726
		23,634,956
MONGOLIA — 0.0%
317,500	Mongolian Mining Corp.(d)	8,889
NETHERLANDS — 0.8%
40,727	Aalberts Industries NV	1,324,082
9,586	Accell Group NV	199,862
17,270	Aercap Holdings NV(d)	716,705
54,861	AMG Advanced Metallurgical Group NV	452,459
17,212	Amsterdam Commodities NV	433,243
25,264	Arcadis NV	637,587
13,720	ASM International NV	525,110
16,840	Avg Technologies NV(d)	399,107

40

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
NETHERLANDS (continued)
21,067	BE Semiconductor Industries NV	$456,377
12,481	Beter Bed Holding NV	298,582
103,303	BinckBank NV	911,277
159,127	Boskalis Westminster	7,740,420
20,432	Brunel International NV	383,754
6,490	Cimpress NV(d)	512,061
4,038	Corbion NV	99,265
1,638	Delta Lloyd NV	12,933
8,680	Euronext NV(c)	381,608
8,757	Fugro NV(d)	166,111
22,590	Gemalto NV	1,417,185
9,850	GrandVision NV	272,359
7,230	Heijmans NV - CVA(d)	60,821
654	Hunter Douglas NV	27,149
32,959	KAS Bank NV - CVA	388,529
16,234	Kendrion NV	390,953
56,564	Koninklijke BAM Groep NV(d)	312,372
54,668	Koninklijke DSM NV	2,919,218
4,501	Koninklijke Ten Cate NV	121,857
12,374	Koninklijke Vopak NV	497,679
12,080	Lucas Bols NV(d)	261,026
431	Nederland Apparatenfabriek	14,221
32,930	Nn Group NV	1,034,562
13,255	Ordina NV(d)	15,975
101,030	PostNL NV(d)	417,283
47,868	PostNL NV(d)	197,709
324,675	QIAGEN NV(c)(d)	7,876,059
50,935	Randstad Holding NV	3,043,061
15,410	Refresco Gerber NV(d)	252,151
99,492	SBM Offshore NV(d)	1,363,751
10,543	Sligro Food Group NV	387,806
86,230	SNS REAAL NV(b)(c)(d)	0
25,921	TKH Group NV	982,107
26,513	TNT Express NV	223,036
38,013	TomTom NV(d)	413,496
25,705	USG People NV	409,864
45,708	Wessanen	491,570
79,979	Wolters Kluwer NV	2,708,387
		42,150,729
NEW ZEALAND — 0.5%
7,184	a2 Milk Co. Ltd.(d)	3,697
328,864	Air New Zealand Ltd.	648,028
3,645,746	Auckland International Airport Ltd.	12,985,432
37,567	Chorus Ltd.(d)	72,372
223,018	Contact Energy Ltd.	783,775
19,426	Ebos Group Ltd.	179,556
94,067	Fisher & Paykel Healthcare Corp. Ltd.	495,566
72,194	Fletcher Building Ltd.	364,690
31,055	Freightways Ltd.	123,860
34,123	Genesis Energy Ltd.	43,093
53,576	Heartland New Zealand Ltd.	45,349
67,426	Infratil Ltd.	141,766
Shares		Value
NEW ZEALAND (continued)
52,582	Kathmandu Holdings Ltd.	$55,901
70,342	Kiwi Property Group Ltd. REIT	64,780
27,669	Mainfreight Ltd.	290,409
28,706	Metlifecare Ltd.	86,695
23,445	Mighty River Power Ltd.	44,452
39,566	New Zealand Oil & Gas Ltd.	11,655
8,819	New Zealand Refining Co. Ltd. (The)	20,543
121,885	Nuplex Industries Ltd.	351,596
45,243	NZX Ltd.	29,411
73,491	PGG Wrightson Ltd.	20,652
80,140	Pike River Coal Ltd.(b)(c)(d)	0
53,513	Port of Tauranga Ltd.	652,253
19,670	Restaurant Brands New Zealand Ltd.	57,008
29,633	Ryman Healthcare Ltd.	158,320
15,128	Sanford Ltd.	50,707
74,844	Skellerup Holdings Ltd.	77,541
182,421	SKY Network Television Ltd.	560,809
1,653,867	SKYCITY Entertainment Group Ltd.	4,490,857
415,362	Spark New Zealand Ltd.	945,040
55,636	Summerset Group Holdings Ltd.	148,058
47,121	Tower Ltd.	66,688
75,946	Trade Me Group Ltd.	188,222
29,035	TrustPower Ltd.	153,356
35,771	Vector Ltd.	79,934
43,509	Warehouse Group Ltd. (The)	80,431
		24,572,502
NORWAY — 0.1%
57,584	ABG Sundal Collier Holding ASA	43,374
1,087	AF Gruppen ASA	16,119
9,669	Aker ASA - Class A	190,609
25,444	Aker Solutions ASA(d)	33,240
458	American Shipping ASA	1,941
18,135	Atea ASA	168,613
44,307	Austevoll Seafood ASA	272,462
3,350	Bonheur ASA	22,572
68,000	BW Offshore Ltd.	28,331
13,163	Det Norske Oljeselskap ASA(d)	80,790
77,998	DNO ASA(d)	78,211
6,614	Ekornes ASA	70,447
39,730	Electromagnetic GeoServices ASA(d)	2,993
733	Farstad Shipping ASA	1,027
7,368	Fred Olsen Energy ASA(d)	34,123
2,000	Ganger Rolf ASA	12,534
13,224	Golden Ocean Group Ltd.(d)	25,680
7,433	Grieg Seafood ASA	26,507
14,061	Hexagon Composites ASA	21,679
4,846	Hoegh LNG Holdings Ltd.	58,174
194,372	Kongsberg Automotive ASA(d)	112,093
5,470	Kongsberg Gruppen ASA	85,622

41

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
NORWAY (continued)
4,182	Leroy Seafood Group ASA	$146,672
12,242	Marine Harvest ASA	164,106
10,381	Nordic Semiconductor ASA(d)	49,909
23,394	Opera Software ASA	146,062
42,479	ProSafe SE	117,487
12,159	Salmar ASA	198,911
5,087	Sevan Marine ASA(d)	9,519
6,632	Solstad Offshore ASA	20,294
29,923	SpareBank 1 SMN	187,530
12,056	SpareBank 1 SR-Bank ASA	57,607
157,016	Storebrand ASA(d)	549,397
37,647	TGS Nopec Geophysical Co. ASA	742,151
26,311	Tomra Systems ASA	281,016
23,900	Vard Holdings Ltd.(d)	6,483
12,901	Veidekke ASA	163,981
3,880	Wilh Wilhelmsen Holding ASA	77,857
		4,306,123
PERU — 0.1%
1,162,608	Alicorp SA(d)	1,975,442
2,502,418	Ferreycorp SAA(c)	1,066,804
		3,042,246
PHILIPPINES — 0.2%
23,966	Belle Corp.	1,771
19,250	Cebu Air, Inc.	36,674
114,843	China Banking Corp.	98,114
1,179,066	Concepcion Industrial Corp.	1,171,007
12,522,200	D&L Industries, Inc.	2,607,677
72,800	EEI Corp.	11,708
726,600	Energy Development Corp.	103,046
2,735,375	Filinvest Land, Inc.	101,656
124,300	First Gen Corp.	67,168
156,680	First Philippine Holdings Corp.	236,426
14,287,500	GMA Holdings, Inc. - PDR(c)	2,181,880
1,412,000	Lopez Holdings Corp.	204,472
3,768,800	Manila Water Co., Inc.	1,915,793
9,720,696	Megaworld Corp.	973,731
777,000	Metro Pacific Investments Corp.	86,628
623,000	Pepsi-Cola Products Philippines, Inc.	55,886
39,900	Puregold Price Club, Inc.	30,679
75,400	Rizal Commercial Banking Corp.	50,004
495,300	Robinsons Land Corp.	323,712
19,800	San Miguel Corp.	20,299
119,451	Security Bank Corp.	362,537
49,350	Semirara Mining and Power Corp.	141,136
6	Top Frontier Investment Holdings, Inc.(d)	14
161,290	Union Bank of Philippines, Inc.	196,359
729,800	Vista Land & Lifescapes, Inc.	86,822
		11,065,199
Shares		Value
POLAND — 0.1%
1,192	Alior Bank SA(d)	$25,059
1,432	AmRest Holdings SE(d)	66,943
30,577	Asseco Poland SA	452,046
10,935	Bank Handlowy w Warszawie SA	222,670
89,911	Bank Millennium SA(d)	142,393
37,571	Boryszew SA	48,904
3,498	Budimex SA	189,865
683	CCC SA	29,870
2,131	CD Projekt Red SA(d)	14,669
10,830	Ciech SA(d)	209,602
14,658	Cyfrowy Polsat SA(d)	94,487
1,000	Dom Development SA	13,511
56,228	Enea SA(d)	186,682
13,280	Eurocash SA	179,353
5,542	Farmacol SA(d)	91,799
125,804	Getin Holding SA(d)	52,088
230,777	Getin Noble Bank SA(d)	47,776
11,908	Grupa Azoty SA(d)	283,775
119	Grupa Azoty Zaklady Chemiczne Police SA	765
3,848	Grupa Kety SA	276,824
36,553	Grupa Lotos SA(d)	269,204
4,256	Impexmetal SA(d)	2,963
2,438	Inter Cars SA	149,270
635	KRUK SA	30,227
226	LPP SA	426,595
1,171	Lubelski Wegiel Bogdanka SA	12,488
169,484	Netia SA	242,098
32,745	Orange Polska SA	60,078
9,643	Orbis SA	147,227
1,623	Pelion SA	25,544
85,476	Synthos SA	81,620
884	Warsaw Stock Exchange	9,379
		4,085,774
PORTUGAL — 0.1%
16,720	Altri SGPS SA	79,079
31,522	Banco BPI SA(d)	38,337
4,464,593	Banco Comercial Portugues SA(d)	256,766
1,231,589	Banco Espirito Santo SA(b)(c)(d)	0
2,336	Corticeira Amorim SGPS SA	12,587
21,040	Ctt-Correios de Portugal SA	239,117
58,922	Galp Energia SGPS SA	637,375
31,264	Jeronimo Martins SGPS SA	439,541
22,362	Mota-Engil SGPS SA	56,189
109,899	NOS SGPS SA	913,509
212,940	Portucel SA	867,561
119,269	REN - Redes Energeticas Nacionais SGPS SA	364,215
291,274	Sonae SGPS SA	348,486
11,475	Teixeira Duarte SA	5,741
		4,258,503

42

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
QATAR — 0.0%
18,031	Gulf International Services QSC	$317,502
SINGAPORE — 1.3%
23,000	Abterra Ltd.(d)	5,910
2,373,000	Ascendas India Trust - Unit	1,482,172
7,381,000	Ascendas Real Estate Investment Trust	12,592,326
155,400	ASL Marine Holdings Ltd.(c)	38,270
30,300	Biosensors International Group Ltd.(b)(d)	14,708
7,400	Bonvests Holdings Ltd.	6,524
25,598	Boustead Projects Ltd.(d)	15,440
85,329	Boustead Singapore Ltd.	58,169
16,000	Breadtalk Group Ltd.	13,591
43,000	Bukit Sembawang Estates Ltd.	144,878
29,217	Cape Plc	103,594
10,594,700	CapitaLand Mall Trust REIT	14,974,307
42,000	China Aviation Oil Singapore Corp. Ltd.	21,586
203,700	China Merchants Holdings Pacific Ltd.	138,863
161,400	Chip Eng Seng Corp. Ltd.	78,920
118,800	ComfortDelGro Corp. Ltd.	257,800
161,000	Cosco Corp. Singapore Ltd.(b)(c)	43,097
56,000	CSE Global Ltd.	19,787
156,000	CW Group Holdings Ltd.	77,692
86,900	CWT Ltd.	124,063
15,600	Eu Yan Sang International Ltd.	4,900
405,720	Ezion Holdings Ltd.	202,730
4,071,902	Ezra Holdings Ltd.(d)	354,609
130,121	Far East Orchard Ltd.	139,790
73,900	First Resources Ltd.	99,173
183,000	FJ Benjamin Holdings Ltd.	12,410
164,000	Fragrance Group Ltd.	22,243
15,000	Frasers Centrepoint Ltd.	17,453
111,000	Gallant Venture Ltd.(d)	18,224
2,000	GK Goh Holdings Ltd.	1,178
52,560	Global Premium Hotels Ltd.	10,880
12,000	GMG Global Ltd.(d)	3,298
58,000	GP Industries Ltd.	28,153
48,960	GSH Corp. Ltd.	9,436
118,666	Guocoland Ltd.	157,555
84,000	GuocoLeisure Ltd.	53,666
21,000	Hanwell Holdings Ltd.(d)	3,972
32,000	Hiap Hoe Ltd.	15,647
135,000	Ho Bee Land Ltd.	189,842
274,800	Hong Fok Corp. Ltd.	141,235
131,000	Hong Leong Asia Ltd.	80,420
9,000	Hour Glass Ltd. (The)	4,722
271,000	Hutchison Port Holdings Trust - Units	150,405
5,422,500	Hyflux Ltd.	2,632,094
186,000	Indofood Agri Resources Ltd.	75,680
26,100	Jiutian Chemical Group Ltd.(d)	578
92,950	Jurong Technologies Industrial Corp. Ltd.(b)(c)(d)	0
Shares		Value
SINGAPORE (continued)
304,000	K1 Ventures Ltd.	$43,401
27,378	Keppel Infrastructure Trust	10,162
10,000	Keppel Telecommunications & Transportation Ltd.	10,350
202,000	Lian Beng Group Ltd.	76,422
42,000	Low Keng Huat Singapore Ltd.	18,738
75,000	Lum Chang Holdings Ltd.	20,879
39,000	M1 Ltd.	79,063
289,800	Metro Holdings Ltd.	186,180
101,000	Mewah International, Inc.	22,350
308,000	Midas Holdings Ltd.	69,255
308,700	Neptune Orient Lines Ltd.(d)	219,257
252,300	Olam International Ltd.	360,197
32,238	OM Holdings Ltd.(d)	3,563
59,000	OSIM International Ltd.	57,277
33,750	Otto Marine Ltd.(d)	8,673
100,000	OUE Ltd.	127,775
66,000	Oxley Holdings Ltd.	19,787
21,000	Pan-United Corp. Ltd.	10,044
340,200	Penguin International Ltd.	36,427
71,000	Petra Foods Ltd.	122,650
121,070	QAF Ltd.	90,312
176,250	Raffles Education Corp. Ltd.(b)(c)	36,485
31,629	Raffles Medical Group Ltd.	97,084
20,100	Religare Health Trust - Units	14,276
199,000	Rickmers Maritime - Units	29,121
93,000	Rotary Engineering Ltd.	26,222
217,500	Roxy-Pacific Holdings Ltd(c)	65,984
3,985	S I2I Ltd.(d)	2,247
4,134,000	SATS Ltd.	11,184,139
16,900	Sembcorp Industries Ltd.	43,188
307,000	Sembcorp Marine Ltd.	512,799
97,000	Sheng Siong Group Ltd.	58,855
229,200	SHS Holdings Ltd.	41,720
4,430,500	SIA Engineering Co. Ltd.(c)	12,618,813
100,500	Sim Lian Group Ltd.	65,283
592,000	Sinarmas Land Ltd.	202,841
148,400	Singapore Post Ltd.	200,741
135,800	Singapore Press Holdings Ltd.	386,781
174,000	Singapore Reinsurance Corp. Ltd.	40,988
63,000	SMRT Corp. Ltd.	65,658
458,000	Stamford Land Corp. Ltd.	168,370
2,582,300	StarHub Ltd.	6,635,934
36,600	Sunningdale Tech Ltd.	22,207
136,000	SunVic Chemical Holdings Ltd.(d)	22,814
82,000	Super Group Ltd.	52,680
7,000	Tat Hong Holdings Ltd.	2,798
54,000	Technovator International Ltd.(d)	34,000
133,000	Tiong Woon Corp. Holding Ltd.	19,462
378,314	Tuan Sing Holdings Ltd.	91,817
186,250	UMS Holdings Ltd.	67,140
336,254	United Engineers Ltd.	477,654

43

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
SINGAPORE (continued)
412,716	United Industrial Corp. Ltd.	$907,392
219,657	UOB-Kay Hian Holdings Ltd.	225,788
161,711	UOL Group Ltd.	757,245
40,600	Venture Corp. Ltd.	239,676
156,229	Vibrant Group Ltd.	40,705
201,812	Wheelock Properties (Singapore) Ltd.	219,690
140,420	Wing Tai Holdings Ltd.	174,911
1,436	XP Power Ltd.	32,099
97,000	Yongnam Holdings Ltd.(d)	27,004
		72,147,363
SOUTH AFRICA — 0.5%
1,904	Adbee Rf Ltd.(d)	4,675
13,497	Adcock Ingram Holdings Ltd.	50,715
95,496	Advtech Ltd.	87,429
58,115	Aeci Ltd.	399,779
109,566	African Bank Investments Ltd.(b)(c)(d)	460
76,288	AngloGold Ashanti Ltd.(d)	648,991
6,924	Astral Foods Ltd.	87,057
69,764	AVI Ltd.	444,122
105,076	Barloworld Ltd.	593,601
28,795	Blue Label Telecoms Ltd.	24,240
3,333	Capitec Bank Holdings Ltd.	144,143
4,294	Cashbuild Ltd.	102,548
16,438	Caxton and CTP Publishers and Printers Ltd.	21,369
4,704	City Lodge Hotels Ltd.	50,816
348,378	Clicks Group Ltd.	2,545,055
1,776	Consolidated Infrastructure Group Ltd.(d)	4,488
40,612	Coronation Fund Managers Ltd.	214,226
67,017	DataTec Ltd.	286,925
4,599	Distell Group Ltd.	59,193
165,998	EOH Holdings Ltd.	1,835,226
1,244	Famous Brands Ltd.	12,117
19,374	Foschini Group Ltd. (The)	197,912
293,909	Gold Fields Ltd.	775,814
7,837	Grand Parade Investments Ltd.	2,962
63,300	Grindrod Ltd.	68,473
71,271	Harmony Gold Mining Co. Ltd.(d)	50,676
7,349	Hudaco Industries Ltd.	57,883
21,515	Hyprop Investments Ltd.	195,110
67,405	Imperial Holdings Ltd.	877,984
131,664	Investec Plc	1,100,109
164	Invicta Holdings Ltd.	723
8,718	JSE Ltd.	84,100
33,715	KAP Industrial Holdings Ltd.	17,906
13,417	Lewis Group Ltd.	58,054
25,495	Liberty Holdings Ltd.	249,700
67,214	Life Healthcare Group Holdings Ltd.	187,475
20,504	Metair Investments Ltd.	45,337
302,992	MMI Holdings Ltd.	549,541
Shares		Value
SOUTH AFRICA (continued)
231,628	Mondi Plc	$5,370,421
4,329	Mota-Engil Africa NV	28,548
24,133	Mpact Ltd.	84,350
51,923	Mr Price Group Ltd.	797,286
118,366	Nampak Ltd.	191,845
67,640	Netcare Ltd.	192,622
59,703	Northam Platinum Ltd.(d)	130,976
201,274	Oceana Group Ltd.	1,500,065
87,024	Omnia Holdings Ltd.	965,256
50,737	Peregrine Holdings Ltd.	112,883
17,069	Pick’n Pay Stores Ltd.	82,514
120,570	Pioneer Foods Group Ltd.	1,729,398
4,870	PPC Ltd.	5,859
43,439	PSG Group Ltd.	837,831
22,032	Redefine Properties Ltd. REIT	18,404
18,485	Resilient Property Income Fund Ltd. REIT	162,958
22,339	Reunert Ltd.	108,927
8,543	Santam Ltd.	137,661
223,632	Sappi Ltd.(d)	883,119
300,480	Sibanye Gold Ltd.	505,468
38,542	Spar Group Ltd. (The)	553,775
4,194	Sun International Ltd.	29,021
173,715	Super Group Ltd.(d)	408,712
104,458	Telkom SA SOC Ltd.	548,746
4,245	Tiger Brands Ltd.	97,127
7,382	Tongaat Hulett Ltd.	63,157
24,146	Trencor Ltd.	91,863
94,685	Truworths International Ltd.	641,428
76,034	Tsogo Sun Holdings Ltd.	136,256
3,138	Wilson Bayly Holmes-Ovcon Ltd.	29,366
17,625	Zeder Investments Ltd.	10,061
		28,592,837
SOUTH KOREA — 0.9%
416	Aekyung Petrochemical Co. Ltd.	22,551
1,398	AfreecaTV Co. Ltd.	31,147
821	AJ Rent A Car Co. Ltd.(d)	7,634
1,228	AK Holdings, Inc.	92,635
3,839	Anapass, Inc.	44,618
61	Asia Cement Co. Ltd.	5,779
299	ASIA Holdings Co. Ltd.	30,685
2,330	Asia Paper Manufacturing Co. Ltd.	39,854
5,278	Asiana Airlines, Inc.(d)	22,431
2,778	AtlasBX Co. Ltd.	88,210
4,460	Baiksan Co. Ltd.	17,663
772	Basic House Co. Ltd. (The)(d)	6,602
1,005	Binggrae Co. Ltd.	60,209
1,230	Bioland Ltd.	27,134
70,676	BNK Financial Group, Inc.	867,913
1,587	Bukwang Pharmaceutical Co. Ltd.	35,010
2,010	Byucksan Corp.	16,643

44

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
SOUTH KOREA (continued)
7,205	Cheil Worldwide, Inc.(d)	$126,398
602	Chongkundang Holdings Corp.	42,138
73	Chosun Refractories Co. Ltd.	6,051
624	CJ CGV Co. Ltd.	56,924
1,720	CJ CheilJedang Corp.	528,047
8,812	CJ E&M Corp.(d)	646,185
1,463	CJ Korea Express Co. Ltd.(d)	250,239
930	CKD Bio Corp.	16,111
1,263	Com2uSCorp(d)	127,402
544	Cosmax BTI, Inc.	34,022
146	Crown Confectionery Co. Ltd.	75,046
3,620	Dae Dong Industrial Co. Ltd.	31,213
16,020	Dae Won Kang Up Co. Ltd.	69,628
8,001	Daeduck Electronics Co.	51,583
3,310	Daeduck GDS Co. Ltd.	28,250
1,201	Daehan Steel Co. Ltd.	10,166
3,830	Dae-Il Corp.(d)	29,328
11,609	Daelim Industrial Co. Ltd.	761,680
2,161	Daesang Corp.	58,951
3,927	Daesang Holdings Co. Ltd.	73,542
2,180	Daesung Holdings Co. Ltd.	22,755
3,074	Daewon San Up Co. Ltd.	17,931
9,448	Daewoo International Corp.	165,333
58,094	Daewoo Securities Co. Ltd.	565,627
844	Daewoong Co. Ltd.	47,158
859	Daewoong Pharmaceutical Co. Ltd.	57,415
7,916	Daishin Securities Co. Ltd.	72,907
12,865	Dasan Networks, Inc.(d)	69,964
19,689	Dayou Automotive Seat Technology Co. Ltd.	44,557
3,090	DCM Corp.	30,357
39,722	DGB Financial Group, Inc.	369,329
1,360	Dong Ah Tire & Rubber Co. Ltd.	29,764
647	Dong-A Socio Holdings Co. Ltd.	92,222
1,950	Dong-Ah Geological Engineering Co. Ltd.	13,615
13,634	Dongbu Insurance Co. Ltd.	818,004
905	Dongbu Securities Co. Ltd.	3,227
772	Dong-IL Corp.	46,318
604	Dongil Industries Co. Ltd.	30,411
10,139	Dongjin Semichem Co. Ltd.	46,068
1,064	DongKook Pharmaceutical Co. Ltd.	46,011
2,076	Dongkuk Industries Co. Ltd.	6,637
18,158	Dongkuk Steel Mill Co. Ltd.(d)	108,943
694	Dongkuk Structures & Construction Co. Ltd.	2,258
3,480	Dongsuh Cos., Inc.	103,022
9,440	DONGSUNG Corp.	52,994
4,803	Dongwha Pharmaceutical Co. Ltd.	29,154
360	Dongwon F&B Co. Ltd.	118,890
267	Dongwon Industries Co. Ltd.	74,944
Shares		Value
SOUTH KOREA (continued)
221	Dongyang E&P, Inc.	$2,491
1,630	Doosan Corp.	157,989
2,462	DRB Holding Co. Ltd.	31,637
12,773	DY Corp.	77,643
156	e Tec E&C Ltd.	21,442
270	E1 Corp.	16,341
1,441	Eagon Industries Co. Ltd.	21,488
17,017	Easy Bio, Inc.	108,516
5,009	e-LITECOM Co. Ltd.	87,873
305	Eo Technics Co. Ltd.	26,700
12,586	Eugene Corp.	61,934
13,874	Eugene Investment & Securities Co. Ltd.(d)	34,075
3,164	Eugene Technology Co. Ltd.	32,194
4,964	Eusu Holdings Co. Ltd.(d)	38,448
5,387	EVERDIGM Corp.	50,796
656	Fila Korea Ltd.	57,541
2,079	Fursys, Inc.	63,279
520	Gaon Cable Co. Ltd.	9,556
2,530	Global & Yuasa Battery Co. Ltd.	90,543
2,787	Global Display Co. Ltd.	9,986
237	Golfzon Co. Ltd.(d)	20,768
3,423	Grand Korea Leisure Co. Ltd.	95,479
289	Green Cross Corp.	46,010
6,488	Green Cross Holdings Corp.	233,615
11,788	GS Engineering & Construction Corp.(d)	240,920
2,304	GS Global Corp.	12,530
17,541	GS Holdings Corp.	772,386
7,580	GS Retail Co. Ltd.	382,973
2,130	Halla Corp.(d)	7,221
197,259	Han Kuk Carbon Co. Ltd.	1,029,508
3,827	Hana Micron, Inc.	21,786
717	Hana Tour Service, Inc.	79,244
2,251	Hancom, Inc.	41,168
174	Handok, Inc.	3,808
6,705	Handsome Co. Ltd.	228,489
1,474	Hanil Cement Co. Ltd.	151,919
2,710	Hanjin Heavy Industries & Construction Holdings Co. Ltd.	15,665
1,969	Hanjin Kal Corp.	37,565
1,870	Hanjin Transportation Co. Ltd.	72,910
90	Hankook Shell Oil Co. Ltd.	40,025
1,771	Hankook Tire Co. Ltd.	67,963
680	Hankuk Paper Manufacturing Co. Ltd.	20,936
890	Hanmi Pharm Co. Ltd.(d)	403,605
2,520	Hanmi Semiconductor Co. Ltd.	23,873
12,680	Hanon Systems	499,392
956	Hansae Co. Ltd.	47,127
3,000	Hansae Yes24 Holdings Co. Ltd.	56,050
2,694	Hansol Chemical Co. Ltd.	158,325
520	Hansol Holdings Co. Ltd.(d)	3,275
24,530	Hansol HomeDeco Co. Ltd.(d)	33,136

45

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
SOUTH KOREA (continued)
744	Hansol Logistics Co. Ltd.	$2,741
3,623	Hansol Paper Co. Ltd.(d)	65,465
13,078	Hanwha Chemical Corp.	255,239
18,918	Hanwha Corp.	623,105
770	Hanwha Galleria Timeworld Co. Ltd.	70,918
4,700	Hanwha General Insurance Co. Ltd.(d)	31,043
9,373	Hanwha Investment & Securities Co. Ltd.	36,915
3,343	Hanyang Eng Co. Ltd.	27,564
2,720	Hanyang Securities Co. Ltd.	20,280
4,708	Harim Holdings Co. Ltd.(d)	19,678
4,910	Heung-A Shipping Co. Ltd.	8,334
7,231	Hite Jinro Co. Ltd.	145,248
2,043	Hite Jinro Holdings Co. Ltd.	24,461
5,450	HMC Investment Securities Co. Ltd.	49,239
7,616	Hotel Shilla Co. Ltd.	734,845
700	HS R&A Co. Ltd.	25,144
4,768	Huchems Fine Chemical Corp.	78,418
2,950	Humax Co. Ltd.	44,895
1,732	Huons Co. Ltd.	141,440
462	Husteel Co. Ltd.	7,254
6,850	Huvis Corp.	51,012
62,741	Huvitz Co. Ltd.	888,792
37,641	Hy-Lok Corp.	1,053,241
7,624	Hyosung Corp.	782,429
3,447	Hyundai BNG Steel Co. Ltd.	31,294
1,266	Hyundai C&F, Inc.(d)	40,255
1,840	Hyundai Corp.	54,068
3,720	Hyundai Department Store Co. Ltd.	409,508
33,280	Hyundai Development Co-Engineering & Construction	1,344,278
1,811	Hyundai Elevator Co. Ltd.(d)	83,239
23,201	Hyundai Engineering & Construction Co. Ltd.	704,140
4,090	Hyundai Engineering Plastics Co. Ltd.	32,109
12,136	Hyundai Greenfood Co. Ltd.	253,887
704	Hyundai Home Shopping Network Corp.	75,337
12,260	Hyundai Hy Communications & Network Co. Ltd.	35,273
1,492	Hyundai Livart Furniture Co. Ltd.	65,828
28,641	Hyundai Marine & Fire Insurance Co. Ltd.	852,912
22,357	Hyundai Securities Co. Ltd.	135,705
3,671	Hyundai Wia Corp.	429,875
6,050	Il Dong Pharmaceutical Co. Ltd.	137,180
4,214	Iljin Electric Co. Ltd.	21,069
5,949	Iljin Holdings Co. Ltd.	62,879
803	Ilshin Spinning Co. Ltd.	111,288
Shares		Value
SOUTH KOREA (continued)
2,000	iMarketKorea, Inc.	$52,103
1,599	InBody Co. Ltd.	68,866
4,561	Innox Corp.(d)	54,009
680	Intelligent Digital Integrated Security Co. Ltd.	11,840
5,692	Interflex Co. Ltd.(d)	62,909
18,445	Interpark Holdings Corp.	189,296
1,419	INTOPS Co. Ltd.	21,160
5,477	IS Dongseo Co. Ltd.	205,138
15,507	IsuPetasys Co. Ltd.	68,690
2,800	Jahwa Electronics Co. Ltd.	27,630
17,236	JB Financial Group Co. Ltd.	89,805
3,330	Jeil Pharmaceutical Co.	71,271
6,008	KB Capital Co. Ltd.	134,120
11,141	KB Insurance Co. Ltd.	259,457
7,300	KC Green Holdings Co. Ltd.	62,047
10,532	KC Tech Co. Ltd.	88,964
253	KCC Corp.	90,654
2,126	KCP Co. Ltd.(d)	58,089
2,519	KEPCO Plant Service & Engineering Co. Ltd.	229,793
13,960	Keyang Electric Machinery Co. Ltd.	59,450
2,369	KH Vatec Co. Ltd.	41,767
1,110	KISCO Corp.	47,076
6,150	Kishin Corp.	40,621
2,418	KISWIRE Ltd.	87,490
3,098	KIWOOM Securities Co. Ltd.	159,513
9,767	Koentec Co. Ltd.	24,117
2,185	Koh Young Technology, Inc.	63,726
143,658	Kolao Holdings	1,713,740
1,176	Kolon Corp.	66,121
2,983	Kolon Industries, Inc.	162,488
461	Kolon Life Science, Inc.	65,508
1,632	KONA I Co. Ltd.	52,465
3,631	Kook Soon Dang Brewery Co. Ltd.	21,307
3,069	Korea Circuit Co. Ltd.	29,746
2,939	Korea Electric Terminal Co. Ltd.	254,187
820	Korea Export Packaging Industrial Co. Ltd.	15,105
1,060	Korea Flange Co. Ltd.	12,924
1,290	Korea Gas Corp.	48,203
15,405	Korea Investment Holdings Co. Ltd.	824,266
1,694	Korea Kolmar Co. Ltd.	133,434
2,027	Korea Kolmar Holdings Co. Ltd.	117,703
668	Korea PetroChemical Ind Co. Ltd.	103,711
1,632	Korea United Pharm, Inc.	26,769
7,494	Korean Air Lines Co. Ltd.(d)	202,789
42,765	Korean Reinsurance Co.	510,157
2,714	Kortek Corp.	32,019
787	KPX Chemical Co. Ltd.	39,279
1,913	Kukdo Chemical Co. Ltd.	103,029

46

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
SOUTH KOREA (continued)
2,220	Kumho Petrochemical Co. Ltd.	$112,942
865	Kumkang Kind Co. Ltd.	47,421
1,030	Kunsul Chemical Industrial Co. Ltd.	40,340
22,130	Kwang Dong Pharmaceutical Co. Ltd.	226,143
4,902	Kyobo Securities Co. Ltd.	42,353
1,380	Kyung Dong Navien Co. Ltd.	45,756
101	Kyungbang Ltd.	17,010
5,351	Kyungchang Industrial Co. Ltd.	32,245
1,746	Kyungdong Pharm Co. Ltd.	33,464
17,150	Kyung-In Synthetic Corp.	59,872
1,856	LEENO Industrial, Inc.	71,225
2,220	LF Corp.	61,632
491	LG Hausys Ltd.	73,216
3,281	LG Innotek Co. Ltd.	266,785
6,921	LG International Corp.	212,174
71,227	LG Uplus Corp.	684,124
5,383	Lock & Lock Co. Ltd.	57,841
403	Lotte Chilsung Beverage Co. Ltd.	789,350
363	Lotte Confectionary Co. Ltd.	633,312
192	Lotte Food Co. Ltd.	151,404
480	LOTTE Himart Co. Ltd.	24,504
5,839	Lotte Non-Life Insurance Co. Ltd.(d)	14,494
2,471	LS Industrial Systems Co. Ltd.	107,722
16,340	Macquarie Korea Infrastructure Fund	114,662
48	Maeil Dairy Industry Co. Ltd.	1,646
6,134	Medy-Tox, Inc.	2,619,749
450	MegaStudyEdu Co. Ltd.(d)	25,302
4,961	Meritz Financial Group, Inc.	63,750
20,522	Meritz Fire & Marine Insurance Co. Ltd.	289,816
135,059	Meritz Securities Co. Ltd.	604,185
44	Mi Chang Oil Industrial Co. Ltd.	2,972
7,984	Mirae Asset Securities Co. Ltd.	178,932
10,335	MK Electron Co. Ltd.	63,730
9,910	Moorim P&P Co. Ltd.	46,766
8,590	Motonic Corp.	94,561
1,038	Muhak Co. Ltd.(d)	43,703
2,496	Namhae Chemical Corp.	22,003
1,118	NCSoft Corp.	185,835
2,438	Neowiz Games Corp.(d)	38,921
3,444	NEPES Corp.(d)	20,180
2,915	Nexen Corp.	216,314
2,396	Nexen Tire Corp.	27,742
18,756	NH Investment & Securities Co. Ltd.	166,164
2,105	NICE Holdings Co. Ltd.	46,991
5,313	NICE Information Service Co. Ltd.	55,691
5,182	NK Co. Ltd.	26,409
588	Nong Shim Holdings Co. Ltd.	77,365
1,420	NongShim Co. Ltd.	459,611
Shares		Value
SOUTH KOREA (continued)
800	Noroo Holdings Co. Ltd.	$20,175
2,740	NPC	17,545
1,774	OCI Co. Ltd.	127,909
537	OCI Materials Co. Ltd.	43,759
2,234	Osstem Implant Co. Ltd.(d)	130,899
327	Ottogi Corp.	300,884
2,944	Pan-Pacific Co. Ltd.	11,014
1,530	PaperCorea, Inc.(d)	1,349
1,581	Paradise Co. Ltd.(d)	29,954
4,829	Partron Co. Ltd.	41,638
9,216	Poongsan Corp.	208,159
2,204	Poongsan Holdings Corp.	77,620
3,440	POSCO Chemtech Co. Ltd.	43,300
15,438	Posco ICT Co. Ltd.	67,640
601	Posco M-Tech Co. Ltd.(d)	1,260
287	Pulmuone Co. Ltd.	46,698
131,567	Pyeong Hwa Automotive Co. Ltd.	1,684,907
6,560	S&T Dynamics Co. Ltd.	79,695
3,244	S&T Holdings Co. Ltd.	75,690
3,260	S&T Motiv Co. Ltd.	207,315
2,112	S-1 Corp.	183,402
1,110	Sajo Industries Co. Ltd.(d)	66,694
422	Sam Yung Trading Co. Ltd.	8,532
381	Samchully Co. Ltd.	34,255
1,716	SAMHWA Paints Industrial Co. Ltd.	20,170
23,040	Samick Musical Instruments Co. Ltd.	82,051
4,310	Samick THK Co. Ltd.	32,324
3,350	Samjin Pharmaceutical Co. Ltd.	71,846
670	Samkwang Glass Co. Ltd.	56,301
217	Samlip General Foods Co. Ltd.	53,677
3,396	Samsung Card Co. Ltd.	114,982
6,984	Samsung Electro-Mechanics Co. Ltd.	399,418
2,470	Samsung Fine Chemicals Co. Ltd.	81,355
2,960	Samsung Securities Co. Ltd.	125,405
2,751	Samyang Holdings Corp.	387,295
10,570	Savezone I&C Corp.	55,815
5,185	SBS Media Holdings Co. Ltd.	17,737
7,130	Seah Besteel Corp.	179,806
485	SeAH Holdings Corp.	74,448
1,408	SeAH Steel Corp.	78,919
3,695	Sebang Co. Ltd.	58,177
42,886	Seegene, Inc.(d)	1,487,778
5,490	Sejong Industrial Co. Ltd.	53,212
2,631	Seobu T&D(d)	52,041
60,865	Seohee Construction Co. Ltd.(d)	58,460
8,449	Seoul Semiconductor Co. Ltd.(d)	140,810
3,879	Seoyon Co. Ltd.	41,680
2,690	Sewon Cellontech Co. Ltd.(d)	9,651

47

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
SOUTH KOREA (continued)
520	Sewon Precision Industry Co. Ltd.	$11,107
1,290	SFA Engineering Corp.	49,561
15,920	Shin Poong Pharmaceutical Co. Ltd.	58,022
2,335	Shinsegae Co. Ltd.	476,196
342	Shinsegae Information & Communication Co. Ltd.	36,148
176	Shinsegae International Co. Ltd.	17,136
30,047	Shinsung Solar Energy Co. Ltd.(d)	38,348
22,990	Shinsung Tongsang Co. Ltd.(d)	38,617
15,480	Shinwon Corp.(d)	25,663
1,305	Silicon Works Co. Ltd.	38,919
1,338	Silla Co. Ltd.	20,363
1,760	SIMPAC, Inc.	9,942
1,888	SJM Co. Ltd.	10,996
6,916	SK Chemicals Co. Ltd.	410,089
1,888	SK Gas Ltd.	141,097
9,924	SK Networks Co. Ltd.	61,718
39,972	SK Securities Co. Ltd.(d)	41,197
10,160	SKC Co. Ltd.	342,662
2,927	SL Corp.	43,646
3,825	Songwon Industrial Co. Ltd.	36,906
2,204	Soulbrain Co. Ltd.	77,040
3,036	Ssangyong Cement Industrial Co. Ltd.(d)	48,068
7,407	STS Semiconductor & Telecommunications(d)	17,737
1,402	Suheung Co. Ltd.	61,366
620	Sungchang Enterprise Holdings Ltd.(d)	16,016
5,826	Sungshin Cement Co. Ltd.(d)	58,257
214	Sunjin Co. Ltd.	5,237
141	Suprema, Inc.(d)	2,554
6,520	Tae Kyung Industrial Co. Ltd.	35,058
220	Taekwang Industrial Co. Ltd.	214,201
10,606	Taeyoung Engineering & Construction Co. Ltd.(d)	54,795
16,710	Tailim Packaging Industrial Co. Ltd.	46,903
16,250	TK Chemical Corp.(d)	37,487
3,460	TK Corp.(d)	34,295
16,256	Tongyang Life Insurance Co. Ltd.	198,913
3,450	Tovis Co. Ltd.	30,413
1,704	TS Corp.	33,630
1,935	Unid Co. Ltd.	86,732
1,454	Value Added Technologies Co. Ltd.	49,676
1,205	Vieworks Co. Ltd.	40,641
2,705	Wonik IPS Co. Ltd.(d)	22,398
5,662	Woongjin Thinkbig Co. Ltd.(d)	40,626
4,055	Y G-1 Co. Ltd.	39,125
1,080	YESCO Co. Ltd.	35,477
1,004	YG Entertainment, Inc.	40,026
9,270	Yoosung Enterprise Co. Ltd.	34,070
Shares		Value
SOUTH KOREA (continued)
5,543	Youlchon Chemical Co. Ltd.	$60,047
262	Young Poong Corp.	287,728
2,354	Young Poong Precision Corp.	19,223
3,086	Youngone Corp.	129,660
1,498	Youngone Holdings Co. Ltd.	94,606
454	Yuhan Corp.	112,699
		50,860,972
SPAIN — 0.9%
6,952	Abengoa SA	8,295
60,180	Abertis Infraestructuras SA	999,934
11,710	Acciona SA	985,212
19,655	Acerinox SA	212,765
80,227	ACS Actividades de Construccion y Servicios SA	2,730,019
12,110	Aena SA(d)	1,351,652
19,684	Almirall SA	379,446
67,000	Amadeus IT Holding SA	2,855,704
7,200	Atresmedia Corp. de Medios de Comunicaion SA	92,397
1,834,512	Banco de Sabadell SA	3,548,469
605,370	Banco Popular Espanol SA	2,307,300
757,400	Bankia SA	976,130
178,993	Bankinter SA	1,298,486
1,315	Baron de Ley(d)	133,976
17,990	Bolsas y Mercados Espanoles SHMSF SA	646,598
20,024	Caja de Ahorros del Mediterraneo(b)(c)(d)	0
4,948	Cementos Portland Valderrivas SA(d)	27,749
11,410	Cia de Distribucion Integral Logista Holdings SA	228,042
16,842	Cie Automotive SA	270,211
452	Construcciones y Auxiliar de Ferrocarriles SA	126,199
7,750	Corp. Financiera Alba SA	342,511
197,780	Distribuidora Internacional de Alimentacion SA	1,258,825
8,393	Duro Felguera SA	19,751
27,960	Ebro Foods SA	530,680
152,602	EDP Renovaveis SA	1,109,720
8,592	Elecnor SA	75,869
126,044	Enagas SA	3,819,242
47,905	Ence Energia y Celulosa SA	168,045
18,452	Ercros SA(d)	16,557
15,889	Faes Farma SA	42,807
62,797	Ferrovial SA	1,585,497
9,353	Fluidra SA	32,912
5,505	Fomento de Construcciones y Contratas SA(d)	42,012
104,222	Gamesa Corp. Tecnologica SA	1,648,633
18,930	Grifols SA	878,035
24,580	Grifols SA - Class B, Preference Shares	854,940
32,474	Grupo Catalana Occidente SA	1,009,880
1,413	Iberpapel Gestion SA	25,622

48

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
SPAIN (continued)
26,421	Indra Sistemas SA(d)	$283,537
67,738	Inmobiliaria Colonial SA(d)	50,205
1,502	Laboratorios Farmaceuticos Rovi SA	22,595
595,581	Liberbank SA(d)	369,381
435,492	Mapfre SA	1,295,395
62,845	Mediaset Espana Comunicacion SA	763,984
11,410	Melia Hotels International SA	165,119
9,143	Miquel y Costas & Miquel SA	326,758
14,127	NH Hotel Group SA(d)	86,529
6,808	Obrascon Huarte Lain SA	54,606
13,616	Obrascon Huarte Lain SA - New Issue Shares 2015	109,212
63,403	Papeles y Cartones de Europa SA	360,458
9,252	Pescanova SA(b)(c)(d)	0
1,765	Prim SA	17,293
889,006	Prosegur Cia de Seguridad SA	3,959,263
45,411	Red Electrica Corp. SA	4,004,885
114,480	Sacyr SA	289,039
12,977	Tecnicas Reunidas SA	578,940
41,405	Tubacex SA	89,013
13,978	Vidrala SA	662,640
12,350	Viscofan SA	721,677
6,359	Vocento SA(d)	12,027
69,264	Zardoya Otis SA	853,061
19,936	Zeltia SA(d)	88,677
		47,804,416
SWEDEN — 0.8%
5,518	AAK AB	397,531
10,741	Acando AB	17,538
3,083	AddNode Group AB	21,020
12,158	AddTech AB - Class B	172,902
637,917	AF AB - B Shares(c)	9,445,313
2,072	Atrium Ljungberg AB - Class B	32,134
2,441	Avanza Bank Holding AB	96,285
32,596	Axfood AB	587,933
5,502	B&B Tools AB - Class B	71,805
6,098	Beijer Alma AB	141,323
2,816	Beijer Ref AB	62,625
16,416	Betsson AB	267,081
15,334	Bilia AB	321,270
79,471	BillerudKorsnas AB	1,440,860
4,165	BioGaia AB - Class B	135,038
8,156	Biotage AB	18,520
140,078	Boliden AB	2,682,346
2,022	Bulten AB	19,999
29,620	Bure Equity AB	191,549
24,627	Byggmax Group AB	199,615
8,237	Castellum AB	123,407
1,272	Catena AB	17,866
7,218	Clas Ohlson AB - Class B	109,619
56,029	Cloetta AB - B Shares(d)	167,230
11,559	Doro AB(d)	67,512
Shares		Value
SWEDEN (continued)
13,655	Duni AB	$207,377
52,670	Elekta AB - Class B	407,191
511,964	Eltel AB(c)(d)	5,632,859
1,207	Enea AB	11,585
7,041	Fabege AB	111,999
2,223	Fagerhult AB	37,989
35,969	Getinge AB - Class B	900,535
22,187	Gunnebo AB	103,098
3,932	Haldex AB	37,854
56,900	Hexpol AB	554,112
5,834	Hiq International AB	33,118
440	HMS Networks AB	11,304
15,282	Holmen AB - Class B	460,953
22,054	Husqvarna AB - Class A	144,427
123,031	Husqvarna AB - Class B	811,466
11,328	Industrial & Financial Systems - Class B	438,214
5,489	Indutrade AB	262,129
31,357	Intrum Justitia AB	1,126,768
13,671	JM AB	386,917
27,115	KappAhl AB	92,038
6,706	KNOW IT AB	42,778
13,464	Kungsleden AB	100,859
8,118	Lagercrantz Group AB - B Shares	61,525
18,526	Lindab International AB	125,877
22,722	Loomis AB - Class B	589,090
68,030	Lundin Petroleum AB(d)	983,397
147,237	Meda AB - Class A	2,166,276
310	Medivir AB - Class B(d)	2,758
9,858	Mekonomen AB	233,655
12,606	Modern Times Group MTG AB - Class B	358,104
4,122	MQ Holding AB	20,505
3,624	Munksjo Oyj	33,794
5,655	Mycronic AB	40,376
2,664	NCC AB - Class A	82,007
40,560	NCC AB - Class B	1,252,850
2,159	Nederman Holding AB	56,859
100,020	Net Insight AB - Class B(d)	31,609
4,881	Netent AB	277,656
16,043	New Wave Group AB - Class B	71,356
13,554	Nibe Industrier AB - Class B	436,435
61,798	Nobia AB	758,049
8,614	Nolato AB - B Shares	236,434
16,154	Nordnet AB - Class B	57,291
53,368	Opus Group AB	34,981
117,641	Peab AB	897,087
12,951	Pricer AB - B Shares(d)	14,098
5,327	Proffice AB - Class B	12,844
33,581	Ratos AB - Class B	196,528
32,557	Rezidor Hotel Group AB	138,329
10,568	Saab AB - Class B	297,735
166	Sagax AB - Class B	1,331
48,567	SAS AB(d)	93,797
4,652	Sectra AB - B Shares	57,173

49

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
SWEDEN (continued)
89,672	Securitas AB - Class B	$1,171,339
3,842	Semcon AB	16,504
7,282	SkiStar AB	105,690
31,885	SSAB - A Shares(d)	115,706
63,742	SSAB AB - B Shares(d)	203,272
13,858	Sweco AB - Class B	202,755
2,770	Systemair AB	37,042
167,979	Tele2 AB - B Shares	1,681,058
3,356	Transcom Worldwide AB(d)	31,719
54,462	Trelleborg AB - Class B	920,497
3,694	Vitrolife AB	85,826
17,204	Wallenstam AB	152,436
		43,067,541
SWITZERLAND — 1.4%
7,763	AFG Arbonia-Forster Holding AG(d)	75,239
450,000	Allied World Assurance Co. Holdings AG	16,362,000
4,301	Allreal Holding AG	570,015
553	Alpiq Holding AG	58,408
934	ALSO Holding AG	57,167
314	APG SGA SA	126,512
33,554	Aryzta AG	1,508,564
11,931	Ascom Holding AG	226,320
827	Autoneum Holding AG	152,022
83	Bachem Holding AG - Class B	4,224
32,904	Baloise Holding AG	3,951,343
640	Bank Coop AG	26,547
277	Banque Cantonale de Geneve	71,741
1,539	Banque Cantonale Vaudoise	948,203
486	Barry Callebaut AG	583,623
942	Basler Kantonalbank	64,328
1,342	Belimo Holding AG	2,878,284
61	Bell AG	167,612
1,144	Berner Kantonalbank AG	212,956
528	BKW AG	20,058
4,131	Bobst Group SA	174,902
1,166	Bossard Holding AG(d)	113,539
2,624	Bucher Industries AG	597,830
31,558	Burckhardt Compression Holding AG(c)	11,014,730
232	Burkhalter Holding AG	24,785
1,012	Calida Holding AG	34,196
36	Carlo Gavazzi Holding AG	7,575
1,410	Cembra Money Bank AG	84,162
178	Cham Paper Holding AG	45,335
230	Cicor Technologies	5,585
40	Cie Financiere Tradition SA	2,503
117,388	Clariant AG	2,161,426
25,725	Coca-Cola HBC AG - CDI	614,691
1,178	Coltene Holding AG	77,048
140	Conzzeta AG	86,752
32,592	Daetwyler Holding AG	4,573,332
821	dorma+kaba Holding AG	512,476
2,326	Dufry AG(d)	272,733
Shares		Value
SWITZERLAND (continued)
11,406	EFG International AG	$114,585
844	Emmi AG	381,890
894	EMS-Chemie Holding AG	378,511
2,730	Energiedienst Holding AG	68,909
2,933	Flughafen Zuerich AG	2,222,487
350	Forbo Holding AG	398,351
891	Galenica AG	1,307,046
48,934	GAM Holding AG	896,055
3,045	Gategroup Holding AG	114,290
2,399	Georg Fischer AG	1,475,636
259	Gurit Holding AG	145,163
5,418	Helvetia Holdings AG	2,836,577
3,758	Highlight Communications AG	19,629
201	HOCHDORF Holding AG	33,878
1,537	Huber & Suhner AG	66,319
5,293	Implenia AG	262,388
249	Inficon Holding AG	71,290
136	Interroll Holding AG	105,256
104	Intershop Holding AG	44,138
3,902	Julius Baer Group Ltd.	193,906
1	Jungfraubahn Holding AG	96
1,015	Kardex AG	75,834
1,169	Komax Holding AG	194,902
19,796	Kudelski SA(d)	266,363
325	Kuoni Reisen Holding AG	67,338
26,185	LafargeHolcim Ltd.(d)	1,479,453
161	LEM Holding SA	113,610
13,174	Logitech International SA	193,921
16,086	Lonza Group AG	2,362,980
1,144	Luzerner Kantonalbank AG	422,150
275	MCH Group AG	16,428
80	Metall Zug AG - Class B	203,956
1,111	Meyer Burger Technology AG(d)	7,958
8,521	Micronas Semiconductor Holding AG	36,206
5,152	Mobilezone Holding AG	76,359
2,099	Mobimo Holding AG	453,161
111,727	OC Oerlikon Corp AG(d)	1,072,679
2,840	Orascom Development Holding AG(d)	37,208
8,851	Oriflame Holding AG(d)	122,972
2,459	Orior AG	138,069
1,572	Panalpina Welttransport Holding AG	179,712
3,238	Partners Group Holding AG	1,172,749
281	Phoenix Mecano AG	133,542
140	Plazza AG(d)	27,831
1,315	Rieter Holding AG	216,584
154	Romande Energie Holding SA	145,205
78	Schaffner Holding AG	16,792
129,528	Schmolz & Bickenbach AG(d)	70,762
225	Schweiter Technologies AG	180,510
763	Siegfried Holding AG	152,839
441	Sika AG	1,447,321
1,983	Sonova Holding AG	270,833

50

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
SWITZERLAND (continued)
813	St. Galler Kantonalbank AG	$294,044
202,144	STMicroelectronics NV	1,399,746
75,490	Stmicroelectronics NV(c)	521,319
1,057	Straumann Holding AG	299,418
4,456	Sulzer AG	450,356
8,673	Swiss Life Holding AG	2,071,623
896	Swissquote Group Holding SA	21,574
953	Tamedia AG	160,625
717	Tecan Group AG	97,781
4,539	Temenos Group AG	212,382
4,427	Valiant Holding AG	511,919
1,547	Valora Holding AG	311,450
457	Vaudoise Assurances Holding SA	236,718
24	Vetropack Holding AG	36,906
10,047	Vontobel Holding AG	495,514
1,437	Walter Meier AG	48,993
62	Ypsomed Holding AG	8,154
3,383	Zehnder Group AG	115,339
52	Zug Estates Holding AG - B Shares	74,913
31	Zuger Kantonalbank AG	145,678
		78,475,845
TAIWAN — 0.7%
61,000	Accton Technology Corp.	38,332
302,878	Acer, Inc.(d)	128,751
64,765	Achem Technology Corp.	26,733
26,497	Action Electronics Co. Ltd.(d)	3,787
9,000	Actron Technology Corp.	31,050
9,470	Adlink Technology, Inc.	25,554
54,060	Advancetek Enterprise Co. Ltd.	30,890
306,694	Airtac International Group	1,596,602
22,045	Alltek Technology Corp.	16,739
29,050	Altek Corp.	24,250
78,000	Ambassador Hotel (The)	67,276
18,000	AMPOC Far-East Co. Ltd.	11,478
24,139	Anpec Electronics Corp.	15,355
42,000	APCB, Inc.	17,660
164,230	Ardentec Corp.	125,208
63,427	Arima Communications Corp.(d)	17,604
28,000	Asia Optical Co., Inc.(d)	26,824
30,100	Asia Vital Components Co. Ltd.	24,385
11,000	Aten International Co. Ltd.	24,498
40,000	AU Optronics Corp.	11,792
44,800	Audix Corp.	48,507
19,000	Aurora Corp.	29,966
87,991	Bank of Kaohsiung Co. Ltd.	24,123
903,350	BES Engineering Corp.	213,152
28,000	Biostar Microtech International Corp.(d)	6,098
1,000	Boardtek Electronics Corp.	1,241
13,000	C Sun Manufacturing Ltd.	6,047
145,781	Capital Securities Corp.	43,379
Shares		Value
TAIWAN (continued)
69,000	Career Technology Manufacturing Co. Ltd.	$56,750
13,000	Casetek Holdings Ltd.	57,264
149,000	Cathay Real Estate Development Co. Ltd.	64,486
19,760	Central Reinsurance Co. Ltd.	9,404
28,000	Chailease Holding Co. Ltd.	53,734
47,000	ChainQui Construction Development Co. Ltd.	32,503
87,000	Champion Building Materials Co. Ltd.(d)	18,760
1,923	Chang Wah Electromaterials, Inc.	4,905
75,185	Charoen Pokphand Enterprise	51,067
11,000	Chaun-Choung Technology Corp.	25,752
13,000	CHC Resources Corp.	25,669
731,920	Cheng Loong Corp.	259,278
110,797	Cheng Uei Precision Industry Co. Ltd.	162,457
311,659	Chia Hsin Cement Corp.	103,683
118,527	Chicony Electronics Co. Ltd.	283,324
48,120	Chien Kuo Construction Co. Ltd.	14,600
11,164	Chilisin Electronics Corp.	16,043
541,744	China Airlines Ltd.(d)	194,413
64,000	China Chemical & Pharmaceutical Co. Ltd.	36,669
11,000	China Ecotek Corp.	20,635
180,907	China General Plastics Corp.	79,967
314,108	China Life Insurance Co. Ltd.	260,277
63,077	China Metal Products	56,542
395,881	China Petrochemical Development Corp.(d)	100,972
21,114	China Steel Chemical Corp.	79,998
37,000	China Steel Structure Co. Ltd.	21,769
202,321	China Synthetic Rubber Corp.	149,574
96,000	China Wire & Cable Co. Ltd.(d)	34,895
66,883	Chin-Poon Industrial Co. Ltd.	90,239
45,000	Chipbond Technology Corp.	64,318
12,751	Chipmos Technologies, Inc.	12,746
35,876	Chroma ATE, Inc.	64,097
92,000	Chun Yu Works & Co. Ltd.	39,675
162,779	Chun Yuan Steel	48,337
77,779	Chung Hwa Pulp Corp.	23,863
69,125	Chung-Hsin Electric & Machinery Manufacturing Corp.	37,050
228,000	Chunghwa Picture Tubes Ltd.(d)	6,040
4,000	Cleanaway Co. Ltd.	19,714
51,348	Clevo Co.	55,518
26,300	CoAsia Microelectronics Corp.(d)	19,808
53,182	Collins Co. Ltd.	20,396
57,000	Compal Electronics, Inc.	35,643

51

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
TAIWAN (continued)
366,000	Compeq Manufacturing Co. Ltd.	$240,704
51,000	Concord Securities Co. Ltd.(d)	10,306
158,873	Continental Holdings Corp.(d)	52,120
244,500	Coretronic Corp.	225,946
50,000	Coxon Precise Industrial Co. Ltd.	89,639
21,151	CTBC Financial Holding Co. Ltd.	11,630
162,838	CTCI Corp.	212,680
2,638	Cub Elecparts, Inc.	33,232
9,660	Cyberlink Corp.	20,681
10,000	Cyberpower Systems, Inc.	31,112
76,000	DA CIN Construction Co. Ltd.	34,531
15,678	Da-Li Development Co. Ltd.	10,287
70,000	Darfon Electronics Corp.	36,657
66,201	Delpha Construction Co. Ltd.(d)	35,279
24,000	Depo Auto Parts Industrial Co. Ltd.	80,583
17,000	DFI, Inc.	21,051
65,904	D-Link Corp.(d)	21,011
20,183	Dynamic Electronics Co. Ltd.(d)	5,881
54,000	E Ink Holdings, Inc.(d)	26,448
63,675	Eastern Media International Corp.(d)	14,828
13,541	Edom Technology Co. Ltd.	8,905
34,320	Elan Microelectronics Corp.	38,059
14,000	E-LIFE MALL Corp.	25,271
14,400	Elite Advanced Laser Corp.	60,992
94,967	Elite Material Co. Ltd.	195,121
14,000	Elite Semiconductor Memory Technology, Inc.	12,614
96,489	Elitegroup Computer Systems Co. Ltd.	67,172
13,000	eMemory Technology, Inc.	134,151
8,480	ENG Electric Co. Ltd.	4,258
133,000	EnTie Commercial Bank Co. Ltd.	62,273
75,015	Epistar Corp.	67,936
105,806	Eternal Materials Co. Ltd.	100,384
68,000	E-Ton Solar Tech Co. Ltd.(d)	25,345
474,272	Eva Airways Corp.(d)	279,039
40,000	Everest Textile Co. Ltd.	20,207
99,000	Evergreen International Storage & Transport Corp.	41,169
297,138	Evergreen Marine Corp. Taiwan Ltd.	132,718
100,231	Everlight Chemical Industrial Corp.	64,529
75,643	Everlight Electronics Co. Ltd.	115,223
35,373	Excelsior Medical Co. Ltd.	53,501
192,062	Far Eastern Department Stores Ltd.	116,550
688,085	Far Eastern International Bank	214,076
478	Faraday Technology Corp.	782
Shares		Value
TAIWAN (continued)
43,000	Farglory F T Z Investment Holding Co. Ltd.(d)	$20,862
156,133	Federal Corp.	71,181
56,320	Feng Hsin Steel Co. Ltd.	65,058
19,000	First Copper Technology Co. Ltd.	4,302
62,293	First Hotel	37,610
108,000	First Insurance Co. Ltd. (The)	43,581
11,045	FLEXium Interconnect, Inc.	31,029
9,955	Flytech Technology Co. Ltd.	31,892
48,000	Formosa Advanced Technologies Co. Ltd.	30,163
9,764	Formosa International Hotels Corp.	67,523
48,203	Formosa Oilseed Processing Co. Ltd.	34,597
120,000	Formosa Taffeta Co. Ltd.	119,026
188,000	Formosan Rubber Group, Inc.	106,557
108,628	Formosan Union Chemical	51,531
33,000	Fortune Electric Co. Ltd.	15,909
55,439	Founding Construction & Development Co. Ltd.	29,117
90,321	Froch Enterprise Co. Ltd.	27,822
61,518	FSP Technology, Inc.	38,468
15,000	Fubon No. 1 REIT	7,351
89,000	Fubon No. 2 REIT	34,269
52,800	Fullerton Technology Co. Ltd.	39,360
105,412	Fwusow Industry Co. Ltd.	47,895
34,639	G Shank Enterprise Co. Ltd.	23,901
7,535	GeoVision, Inc.	18,731
77,000	Getac Technology Corp.	52,656
183,781	Gigabyte Technology Co. Ltd.	192,479
2,400	Gigasolar Materials Corp.	46,575
290,000	Ginko International Co. Ltd.	3,090,856
2,474	Gintech Energy Corp.(d)	1,825
12,000	Global Lighting Technologies, Inc.	24,249
76,650	Globe Union Industrial Corp.	36,243
164,770	Gold Circuit Electronics Ltd.(d)	57,607
370,852	Goldsun Building Materials Co. Ltd.	108,525
7,000	Gourmet Master Co. Ltd.	42,694
344,000	Grand Pacific Petrochemical	169,014
19,000	Grape King Bio Ltd.	104,764
59,000	Great China Metal Industry	52,433
66,000	Great Taipei Gas Co. Ltd.	44,930
127,946	Great Wall Enterprise Co. Ltd.	77,642
27,000	GTM Holdings Corp.(d)	10,105
35,000	Hannstar Board Corp.	11,536
618,000	HannStar Display Corp.(d)	81,287
30,300	Harvatek Corp.	12,227
110,000	Hey Song Corp.	108,091
66,666	Highwealth Construction Corp.	98,571
7,000	Hiroca Holdings Ltd.	27,600
620	Hitron Technology, Inc.	262
13,309	Hiwin Technologies Corp.	74,409

52

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
TAIWAN (continued)
92,506	Ho Tung Chemical Corp.(d)	$21,429
139,000	Hocheng Corp.	35,538
28,800	Holiday Entertainment Co. Ltd.	48,616
28,294	Holy Stone Enterprise Co. Ltd.	28,762
62,000	Hong Tai Electric Industrial	15,794
17,507	Hota Industrial Manufacturing Co. Ltd.	58,243
68,678	Hsin Kuang Steel Co. Ltd.	29,300
56,993	Hsing TA Cement Co.(b)	18,434
11,000	Hu Lane Associate, Inc.	50,996
253,000	HUA ENG Wire & Cable Co. Ltd.(d)	56,034
479	Huaku Development Co. Ltd.	910
31,000	Hung Ching Development & Construction Co. Ltd.	16,425
109,514	Hung Poo Real Estate Development Corp.	73,373
102,000	Hung Sheng Construction Ltd.	49,329
41,991	Hwa Fong Rubber Co. Ltd.	16,945
34,341	Ichia Technologies, Inc.	19,781
22,000	I-Chiun Precision Industry Co. Ltd.	7,658
31,000	ILI Technology Corp.	47,030
3,000	Infortrend Technology, Inc.	1,294
440,155	Inventec Corp.	253,543
2,000	I-Sheng Electric Wire & Cable Co. Ltd.	1,950
44,691	ITE Technology, Inc.	38,271
14,000	Jess-Link Products Co. Ltd.	14,835
139,723	Jih Sun Financial Holdings Co. Ltd.	31,591
4,680	Johnson Health Tech Co. Ltd.	8,592
13,000	Kaulin Manufacturing Co. Ltd.	7,028
165,823	KEE TAI Properties Co. Ltd.	87,347
142,825	Kenda Rubber Industrial Co. Ltd.	230,537
24,000	Kenmec Mechanical Engineering Co. Ltd.	9,315
62,000	Kerry TJ Logistics Co. Ltd.	74,102
171,000	Kindom Construction Corp.	96,394
132,000	King Slide Works Co. Ltd.	1,734,194
157,184	King Yuan Electronics Co. Ltd.	100,711
331,185	King’s Town Bank Co. Ltd.	264,226
27,062	King’s Town Construction Co. Ltd.	15,464
16,000	Kinik Co.	28,192
244,343	Kinpo Electronics, Inc.(d)	79,783
56,000	Kinsus Interconnect Technology Corp.	115,403
534,123	KMC Kuei Meng International, Inc.	2,196,480
16,328	KS Terminals, Inc.	19,943
11,000	Kung Long Batteries Industrial Co. Ltd.	40,830
40,000	Kung Sing Engineering Corp.(d)	14,108
152,982	Kuoyang Construction Co. Ltd.	53,250
Shares		Value
TAIWAN (continued)
191,040	Kwong Fong Industries Corp.(b)	$102,983
111,770	KYE Systems Corp.(d)	34,946
32,000	L&K Engineering Co. Ltd.	18,482
237,714	Lealea Enterprise Co. Ltd.	69,271
43,000	LEE CHI Enterprises Co. Ltd.	16,425
60,638	Leofoo Development Co. Ltd.	20,080
167,788	Li Peng Enterprise Co. Ltd.(d)	47,344
32,080	Lian Hwa Food Corp.	27,323
292,616	Lien Hwa Industrial Corp.	180,274
70,000	Lingsen Precision Industries Ltd.	21,239
53,882	Lite-On Semiconductor Corp.	38,009
75,000	Lite-On Technology Corp.	78,088
64,000	Long Bon International Co. Ltd.	40,710
292,934	Long Chen Paper Co. Ltd.	106,477
6,000	Longwell Co.	4,463
9,451	Lotes Co. Ltd.	31,296
69,000	Lucky Cement Corp.	21,785
13,939	Lumax International Corp. Ltd.	19,966
183,509	Macronix International(d)	26,964
7,632	Makalot Industrial Co. Ltd.	58,304
44,000	Marketech International Corp.	30,631
145,892	Masterlink Securities Corp.	42,019
2,152	Mayer Steel Pipe Corp.	895
31,440	Meiloon Industrial Co. Ltd.	12,106
146,188	Mercuries & Associates Holding Ltd.	96,142
1,921	Mercuries Life Insurance Co. Ltd.	1,178
35,130	Merida Industry Co. Ltd.	206,147
27,091	Merry Electronics Co. Ltd.	52,157
160,404	Micro-Star International Co. Ltd.	163,549
37,369	Mirle Automation Corp.	32,979
70,822	Mosel Vitelic, Inc.(d)	5,039
111,000	Motech Industries Inc.(d)	145,146
4,000	Nak Sealing Technologies Corp.	8,995
24,000	Namchow Chemical Industrial Co. Ltd.	52,193
28,590	Nan Kang Rubber Tire Co. Ltd.(d)	25,320
49,000	Nan Ren Lake Leisure Amusement Co. Ltd.	13,947
38,000	Nan Ya Printed Circuit Board Corp.	38,569
35,969	Nantex Industry Co. Ltd.	30,414
21,000	National Petroleum Co. Ltd.	23,385
123,662	Neo Solar Power Corp.	84,375
10,000	New Era Electronics Co. Ltd.	6,838
34,043	Nichidenbo Corp.	26,164
40,267	Nien Hsing Textile Co. Ltd.	26,110
4,000	Nishoku Technology, Inc.	5,187
32,000	Novatek Microelectronics Corp.	109,415
23,000	Ocean Plastics Co. Ltd.(d)	20,334
171,000	OptoTech Corp.	55,045

53

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
TAIWAN (continued)
71,000	Orient Semiconductor Electronics Ltd.(d)	$25,807
93,500	Oriental Union Chemical Corp.	70,132
555,000	Pacific Hospital Supply Co. Ltd.	1,157,408
159,453	Pan Jit International, Inc.	63,362
11,000	Parade Technologies Ltd.	85,049
4,242	Paragon Technologies Co. Ltd.	4,750
13,166	PChome Online, Inc.	148,031
70,746	Phihong Technology Co. Ltd.	20,899
11,000	Phison Electronics Corp.	79,797
21,000	Pixart Imaging, Inc.	47,158
7,000	Portwell, Inc.	9,013
269,200	Powertech Technology, Inc.	597,052
9,100	Poya International Co. Ltd.	103,716
430,807	President Securities Corp.	192,422
312,370	Prince Housing & Development Corp.	97,184
121,000	Prodisc Technology, Inc.(b)(c)(d)	0
26,000	Promate Electronic Co. Ltd.	22,585
16,000	Promise Technology, Inc.	8,970
755,520	Qisda Corp.	257,166
66,008	Radiant Opto-Electronics Corp.	205,363
135,677	Radium Life Tech Co. Ltd.	52,451
36,825	Realtek Semiconductor Corp.	77,249
45,771	Rechi Precision Co. Ltd.	32,499
35,616	Rich Development Co. Ltd.	11,465
2,856	Richtek Technology Corp.	16,671
18,000	Ruentex Development Co. Ltd.	21,929
102,781	Ruentex Industries Ltd.	189,963
75,335	Sampo Corp.	30,400
34,557	San Fang Chemical Industry Co. Ltd.	43,059
17,600	San Shing Fastech Corp.	35,999
273,080	Sanyang Motor Co. Ltd.(d)	182,538
37,000	Sercomm Corp.	86,164
23,152	Sesoda Corp.	24,283
28,000	Sheng Yu Steel Co. Ltd.	15,353
90,000	Shihlin Electric & Engineering Corp.	110,617
23,000	Shihlin Paper Corp.(d)	21,609
1,062,606	Shin Kong Financial Holding Co. Ltd.	254,985
67,000	Shin Kong No.1 REIT	28,894
3,000	Shin Zu Shing Co. Ltd.	9,703
75,658	Shining Building Business Co. Ltd.(d)	27,151
119,000	Shinkong Insurance Co. Ltd.	82,294
198,314	Shinkong Synthetic Fibers Corp.	54,307
46,000	Shinkong Textile Co. Ltd.	53,774
95,000	Sigurd Microelectronics Corp.	64,087
42,000	Simplo Technology Co. Ltd.	149,429
68,316	Sinbon Electronics Co. Ltd.	121,634
57,170	Sincere Navigation Corp.	31,787
6,487	Sinmag Equipment Corp.	22,680
Shares		Value
TAIWAN (continued)
116,000	Sino-American Silicon Products, Inc.	$144,538
151,000	Sinon Corp.	65,584
14,564	Sinphar Pharmaceutical Co. Ltd.	13,212
44,487	Sinyi Realty, Inc.	38,919
14,000	Sirtec International Co. Ltd.	17,293
12,000	Sitronix Technology Corp.	33,749
60,000	Siward Crystal Technology Co. Ltd.	36,318
14,013	Solartech Energy Corp.	7,856
15,000	Sonix Technology Co. Ltd.	17,142
132,000	Southeast Cement Co. Ltd.	61,398
5,198	Sporton International, Inc.	31,543
8,560	Standard Chemical & Pharmaceutical Co. Ltd.	9,229
70,481	Standard Foods Corp.	170,647
33,000	Stark Technology, Inc.	26,023
20,000	Sunonwealth Electric Machine Industry Co. Ltd.	10,689
43,000	Sunrex Technology Corp.	19,339
13,000	Sunspring Metal Corp.	18,681
35,138	Supreme Electronics Co. Ltd.	15,045
90,874	Sweeten Construction Co. Ltd.	43,948
15,000	Syncmold Enterprise Corp.	23,565
191,875	TA Chen Stainless Pipe Co. Ltd.	93,090
676,807	TA Chong Bank Ltd.(d)	287,706
107,340	Ta Ya Electric Wire & Cable(d)	16,003
53,000	Tah Hsin Industrial Corp.	38,529
3,251	TA-I Technology Co. Ltd.	1,472
750,159	Taichung Commercial Bank Co. Ltd.	228,998
11,000	Taiflex Scientific Co. Ltd.	13,384
35,000	Tainan Enterprises Co. Ltd.	28,301
878,045	Tainan Spinning Co. Ltd.	417,878
71,716	Taisun Enterprise Co. Ltd.(d)	22,864
116,924	Taita Chemical Co. Ltd.(d)	32,848
12,000	Taiwan Acceptance Corp.	28,167
2,205,184	Taiwan Business Bank(d)	567,200
31,088	Taiwan Cogeneration Corp.	21,882
6,000	Taiwan FamilyMart Co. Ltd.	39,182
16,000	Taiwan Fertilizer Co. Ltd.	20,478
79,320	Taiwan Fire & Marine Insurance Co. Ltd.	53,998
44,000	Taiwan FU Hsing Industrial Co. Ltd.	73,325
162,223	Taiwan Glass Industrial Corp.(d)	64,213
42,081	Taiwan Hon Chuan Enterprise Co. Ltd.	66,887
30,000	Taiwan Hopax Chemicals Manufacturing Co. Ltd.	18,066
145,643	Taiwan Land Development Corp.	48,228
11,548	Taiwan Line Tek Electronic	5,674
46,150	Taiwan Mask Corp.	11,145
49,544	Taiwan Navigation Co. Ltd.	20,756

54

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
TAIWAN (continued)
130,032	Taiwan Paiho Ltd.	$312,027
102,000	Taiwan PCB Techvest Co. Ltd.	113,897
60,120	Taiwan Pulp & Paper Corp.(d)	19,908
56,408	Taiwan Secom Co. Ltd.	169,762
48,000	Taiwan Semiconductor Co. Ltd.	41,992
85,010	Taiwan Sogo Shin Kong Security Co. Ltd.	102,650
57,500	Taiwan Styrene Monomer(d)	25,063
52,875	Taiwan Surface Mounting Technology Corp.	49,433
123,469	Taiwan TEA Corp.	54,197
71,000	Taiwan Union Technology Corp.	60,801
61,322	Taiyen Biotech Co. Ltd.	45,902
1,170,000	Teco Electric and Machinery Co. Ltd.	1,023,550
31,000	Test Research, Inc.	54,526
24,000	Test Rite International Co. Ltd.	15,045
17,000	Thinking Electronic Industrial Co. Ltd.	23,225
25,525	Thye Ming Industrial Co, Ltd.	23,745
41,000	T-Mac Techvest PCB Co. Ltd.	15,661
220,100	Ton Yi Industrial Corp.	107,801
8,000	Tong Hsing Electronic Industries Ltd.	20,331
28,834	Tong Yang Industry Co. Ltd.	31,664
86,946	Tong-Tai Machine & Tool Co. Ltd.	64,680
57,512	Topco Scientific Co. Ltd.	91,414
50,049	Topoint Technology Co. Ltd.	40,855
8,000	Toung Loong Textile Manufacturing Co.	24,224
13,137	Transcend Information, Inc.	36,704
7,988	Tsann Kuen Enterprise Co. Ltd.	5,389
36,942	TSRC Corp.	25,319
22,000	Ttet Union Corp.	50,555
116,315	Tung Ho Steel Enterprise Corp.	63,239
105,000	Tung Thih Electronic Co. Ltd.	865,202
91,815	TXC Corp.	107,474
37,000	TYC Brother Industrial Co. Ltd.	26,898
176,303	Tycoons Group Enterprise(d)	22,158
75,458	Tyntek Corp.	35,796
22,000	U-Ming Marine Transport Corp.	26,091
394,686	Union Bank of Taiwan	116,715
32,762	Union Insurance Co. Ltd.	18,216
258,037	Unitech Printed Circuit Board Corp.	92,203
56,000	United Integrated Services Co. Ltd.	66,154
294,433	Universal Cement Corp.	208,149
103,922	UPC Technology Corp.	31,788
62,337	USI Corp.	26,019
77,000	Vanguard International Semiconductor Corp.	99,501
56,800	Ve Wong Corp.	37,618
28,000	Visual Photonics Epitaxy Co. Ltd.	33,207
Shares		Value
TAIWAN (continued)
1,212	Wafer Works Corp.(d)	$414
84,000	Wah Lee Industrial Corp.	117,862
974,000	Walsin Lihwa Corp.(d)	235,523
172,942	Walsin Technology Corp.	95,891
185,000	Walton Advanced Engineering, Inc.	54,708
183,300	Wan Hai Lines Ltd.	121,679
53,000	Wei Chuan Foods Corp.(d)	31,672
30,100	Weikeng Industrial Co. Ltd.	18,127
28,006	Win Semiconductors Corp.	38,174
517,977	Winbond Electronics Corp.(d)	125,571
44,673	Wintek Corp.(b)(c)(d)	472
94,297	Wisdom Marine Lines Co. Ltd.	107,039
186,319	Wistron Corp.	94,125
32,850	Wistron NeWeb Corp.	86,822
128,865	WPG Holdings Co. Ltd.	134,964
60,120	WT Microelectronics Co. Ltd.	67,503
17,000	WUS Printed Circuit Co. Ltd.	13,877
10,204	Xxentria Technology Materials Corp.	29,892
199,786	Yageo Corp.	315,709
1,046,600	Yang Ming Marine Transport Corp.(d)	318,847
48,769	YC Co. Ltd.	18,027
70,077	YC INOX Co. Ltd.	42,309
162,624	YFY, Inc.	56,106
31,348	Yi Jinn Industrial Co. Ltd.	13,229
143,321	Yieh Phui Enterprise Co. Ltd.	34,171
11,110	Youngtek Electronics Corp.	16,273
352,000	Yulon Motor Co. Ltd.	374,082
29,000	Yung Chi Paint & Varnish Manufacturing Co. Ltd.	59,673
28,350	YungShin Global Holding Corp.	41,438
75,000	Yungtay Engineering Co. Ltd.	121,290
7,000	Zeng Hsing Industrial Co. Ltd.	29,433
27,000	Zenitron Corp.	13,224
26,000	Zhen Ding Technology Holding Ltd.	74,323
72,826	Zig Sheng Industrial Co. Ltd.	21,222
26,169	Zinwell Corp.	32,244
4,000	Zippy Technology Corp.	4,713
		37,981,205
THAILAND — 0.2%
84,800	Amata Corp. Public Co. Ltd. - FOR	32,664
714,300	Ananda Development Public Co. Ltd. - FOR	83,545
723,268	AP Thailand Public Co. Ltd. - FOR	122,010
369,200	Asia Plus Group Holdings Securities Plc	38,407
230,200	Bangchak Petroleum Public Co. Ltd. (The) - FOR	232,999
8,125	Bangkok Aviation Fuel Services Public Co. Ltd. - FOR	6,054

55

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
THAILAND (continued)
10,504,250	Bangkok Chain Hospital Public Co. Ltd. - FOR(c)	$1,963,963
29,000	Bangkok Expressway Public Co. Ltd. - FOR	29,353
27,700	Bangkok Insurance Public Co. Ltd. - FOR	277,253
1,742,100	Bangkok Land Public Co. Ltd. - FOR	76,899
248,800	Banpu Public Co. Ltd. - FOR	151,795
55,800	Berli Jucker Public Co. Ltd. - FOR	58,832
564,708	Cal-Comp Electronics Thailand Public Co. Ltd. - FOR	50,489
93,900	Central Plaza Hotel Public Co. Ltd. - FOR	100,322
202,622	CH Karnchang Public Co. Ltd. - FOR	160,935
29,800	Charoong Thai Wire & Cable Public Co. Ltd. - FOR	7,960
248,600	Delta Electronics Thailand Public Co. Ltd. - FOR	590,615
13,400	Dhipaya Insurance Public Co. Ltd. - FOR	14,411
499,200	Dynasty Ceramic Public Co. Ltd.	56,983
7,839,000	Eastern Water Resources Development and Management Public Co. Ltd. - FOR(c)	2,490,496
31,500	Electricity Generating Public Co. Ltd. - FOR	137,717
166,300	Erawan Group Public Co. Ltd. (The) - FOR	18,609
541,100	Esso Thailand Public Co. Ltd. - FOR(d)	85,195
1,210,200	G J Steel Public Co. Ltd. - FOR(d)	7,486
72,000	GFPT Public Co. Ltd. - FOR	21,255
256,400	Grand Canal Land Public Co. Ltd. - FOR	21,771
119,900	Hana Microelectronics Public Co. Ltd. - FOR	116,301
449,640	Home Product Center Public Co. Ltd. - FOR	88,493
63,100	ICC International Public Co. Ltd. - FOR	68,524
734,300	IRPC Public Co. Ltd. - FOR	84,233
314,991	Italian-Thai Development Public Co. Ltd. - FOR(d)	73,063
647,400	Jasmine International Public Co. Ltd.	120,133
43,700	KCE Electronics Public Co. Ltd. - FOR	75,869
178,900	KGI Securities Thailand Public Co. Ltd. - FOR	17,001
288,060	Khon Kaen Sugar Industry Public Co. Ltd.	33,206
81,600	Kiatnakin Bank Public Co. Ltd. - FOR	76,857
Shares		Value
THAILAND (continued)
59,000	Land and Houses Public Co. Ltd. - FOR	$14,100
90,560	Land and Houses Public Co. Ltd. - NVDR	21,770
21,900	Lanna Resources Public Co. Ltd. - FOR	6,711
420,630	Loxley Public Co. Ltd. - FOR	31,931
104,200	LPN Development Public Co. Ltd. - FOR	52,441
85,600	Major Cineplex Group Public Co. Ltd. - FOR	74,607
30,600	Maybank Kim Eng Securities Thailand Public Co. Ltd. - FOR	19,788
369,000	MBK Public Co. Ltd. - FOR	145,245
34,000	Mermaid Maritime Public Co. Ltd.	4,272
3,100	Muang Thai Insurance Public Co. Ltd. - FOR	13,161
126,800	Polyplex Public Co. Ltd. - FOR	30,659
248,250	Precious Shipping Public Co. Ltd. - FOR(d)	47,462
40,700	Pruksa Real Estate Public Co. Ltd. - FOR	32,040
939,331	Quality Houses Public Co. Ltd. - FOR	67,609
90,300	Ratchaburi Electricity Generating Holding Public Co. Ltd. - FOR	134,558
34,100	Regional Container Lines Public Co. Ltd. - FOR	6,471
88,600	Robinson Department Store Public Co. Ltd. - FOR	98,395
69,300	Saha-Union Public Co. Ltd. - FOR	74,040
94,400	Samart Corp. Public Co. Ltd. - FOR	54,144
35,700	Samart Telcoms Public Co. Ltd. - FOR	17,766
2,562,000	Sansiri Public Co. Ltd. - FOR	123,175
526,176	SC Asset Corp. Public Co. Ltd. - FOR	42,606
13,500	Siam City Cement Public Co. Ltd. - FOR	128,291
56,041	Siam Future Development Public Co. Ltd. - FOR	9,296
49,028	Siam Global House Public Co. Ltd - FOR	14,336
221,900	Siamgas & Petrochemicals Public Co. Ltd. - FOR	70,499
99,500	Sino-Thai Engineering & Construction Public Co. Ltd. - FOR	70,637
92,817	Somboon Advance Technology Public Co. Ltd. - FOR	45,146
56,200	SPCG Public Co. Ltd.	37,922
81,900	Sri Trang Agro-Industry Public Co. Ltd. - FOR	26,020

56

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
THAILAND (continued)
364,000	Srithai Superware Public Co. Ltd. - FOR	$23,948
141,350	STP & I Public Co. Ltd. - FOR	53,253
165,400	Supalai Public Co. Ltd. - FOR	87,891
1,330,700	Tata Steel Thailand Public Co. Ltd. - FOR(d)	22,074
4,380	Thai Agro Energy	394
410,100	Thai Airways International Public Co. Ltd. - FOR(d)	116,455
22,200	Thai Carbon Black Public Co. Ltd. - FOR(d)	15,417
15,000	Thai Central Chemical Public Co. Ltd. - FOR	11,492
433,200	Thai Oil Public Co. Ltd. - FOR	660,746
18,200	Thai Stanley Electric Public Co. Ltd. - FOR	90,571
55,000	Thai Vegetable Oil Public Co. Ltd. - FOR	40,978
67,100	Thaicom Public Co. Ltd. - FOR	58,955
159,600	Thanachart Capital Public Co. Ltd. - FOR	150,323
17,300	Thitikorn Public Co. Ltd. - FOR	4,621
187,184	Thoresen Thai Agencies Public Co. Ltd. - FOR	54,207
6,053,782	Ticon Industrial Connection Public Co. Ltd. - FOR(c)	2,042,465
80,900	Tisco Financial Group Public Co. Ltd. - FOR	84,158
1,614,800	TPI Polene Public Co. Ltd. - FOR	114,411
62,900	TTCL Public Co. Ltd.	39,791
33,400	TTW Public Co. Ltd. - FOR	10,142
67,100	Unique Engineering & Construction Public Co. Ltd. - FOR	40,561
176,100	Vanachai Group Public Co. Ltd. - FOR	80,209
808,000	Vibhavadi Medical Center Public Co. Ltd. - FOR	34,530
256,900	Vinythai Public Co. Ltd. - FOR	67,895
		13,012,283
TURKEY — 0.1%
5,489	Adana Cimento Sanayii T.A.S. - Class A	12,369
8,195	Akcansa Cimento AS	38,511
0	Akenerji Elektrik Uretim AS - Placement Shares(d)	0
13,189	Akfen Holding AS	37,051
0	Akmerkez Gayrimenkul Yatirim Ortakligi AS REIT	2
33,491	Aksa Akrilik Kimya Sanayii AS	122,917
47,331	Aksigorta AS	30,197
1	Alarko Holding AS	1
43,803	Albaraka Turk Katilim Bankasi AS	20,884
31,268	Anadolu Anonim Turk Sigorta Sirketi	16,516
Shares		Value
TURKEY (continued)
1	Anadolu Cam Sanayii AS(d)	$1
28,943	Anadolu Hayat Emeklilik AS	53,610
32,317	Arcelik AS	176,250
3,111	Aselsan Elektronik Sanayi Ve Ticaret AS	14,886
302,203	Asya Katilim Bankasi AS(d)	82,926
1	Aygaz AS	4
1	Baticim Bati Anadolu Cimento Sanayii AS	2
0	Bolu Cimento Sanayii AS(d)	0
12,360	Borusan Mannesmann Boru Sanayi ve Ticaret AS	26,540
6,211	Boyner Perakende Ve Tekstil Yatirimlari AS(d)	128,038
13,888	Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	39,872
0	Celebi Hava Servisi AS	5
9,101	Cimsa Cimento Sanayi VE Ticaret AS	49,635
11,012	Deva Holding AS(d)	14,126
0	Dogan Sirketler Grubu Holding AS(d)	0
46,860	Dogus Otomotiv Servis ve Ticaret AS	170,377
7,481	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	7,262
1	Eregli Demir ve Celik Fabrikalari TAS	1
4,905	Ford Otomotiv Sanayi AS	57,708
17,776	Gentas Genel Metal Sanayi ve Ticaret AS	6,890
67,762	Global Yatirim Holding AS(d)	41,372
1,959	Goltas Goller Bolgesi Cimento Sanayi ve Ticaret AS	42,534
1,254	Goodyear Lastikleri TAS	29,292
15,729	Gozde Girisim Sermayesi Yatirim Ortakligi AS(d)	12,948
64,549	GSD Holding AS	26,569
20,444	Gubre Fabrikalari TAS	46,212
1	Hurriyet Gazetecilik ve Matbaacilik AS(d)	0
0	IS Finansal Kiralama AS	0
11,328	IS Yatirim Menkul Degerler AS	3,847
25,002	Izmir Demir Celik Sanayi AS(d)	15,780
30,850	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS - Class A	17,142
0	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS - Class B	0
41,670	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS - Class D	18,724
100,082	Karsan Otomotiv Sanayii Ve Ticaret AS(d)	47,374
428	Kartonsan Karton Sanayi ve Ticaret AS(d)	32,401
242	Konya Cimento Sanayii AS	24,902

57

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
TURKEY (continued)
21,755	Koza Altin Isletmeleri AS	$122,378
4,718	Mardin Cimento Sanayii ve Ticaret AS	7,266
0	Menderes Tekstil Sanayi ve Ticaret AS(d)	0
13,216	Metro Ticari ve Mali Yatirimlar Holding AS(d)	3,037
5,288	Migros Ticaret AS(d)	31,198
0	NET Holding AS(d)	0
4,289	Netas Telekomunikasyon AS(d)	15,374
2,524	Otokar Otomotiv Ve Savunma Sanayi AS	67,658
39,957	Petkim Petrokimya Holding AS(d)	58,934
5,817	Pinar SUT Mamulleri Sanayii AS	38,010
102,805	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	86,394
127,519	Sekerbank TAS(d)	67,797
102,576	Selcuk Ecza Deposu Ticaret ve Sanayi AS	84,794
27,716	Soda Sanayii AS	45,822
24,515	TAV Havalimanlari Holding AS	192,561
20,668	Tofas Turk Otomobil Fabrikasi AS	136,469
54,502	Trakya Cam Sanayii AS	36,081
0	Turcas Petrol AS	0
1	Turk Hava Yollari AO(d)	2
1,453	Turk Traktor ve Ziraat Makineleri AS	34,588
1	Turkiye Sinai Kalkinma Bankasi AS	0
133,273	Turkiye Sise ve Cam Fabrikalari AS	152,683
43,081	Turkiye Vakiflar Bankasi TAO	61,473
20,894	Ulker Biskuvi Sanayi AS	141,184
55,650	Vestel Elektonik Sanayi ve Ticaret AS(d)	94,296
0	Zorlu Enerji Elektrik Uretim AS(d)	0
		2,943,677
UKRAINE — 0.0%
11,788	Kernel Holding SA	159,233
UNITED ARAB EMIRATES — 0.1%
135,053	Al Noor Hospitals Group Plc	2,448,392
803,345	Gulf Marine Services Plc(c)	1,442,771
101,028	Lamprell Plc(d)	186,893
		4,078,056
UNITED KINGDOM — 5.9%
1,160	4imprint Group Plc	23,158
1	Acacia Mining Plc	3
25,242	Admiral Group Plc	627,665
129,757	Afren Plc(b)(c)(d)	3,571
125,479	Alent Plc	964,866
64,414	Amec Foster Wheeler Plc	706,024
133,911	Amlin Plc	1,360,414
Shares		Value
UNITED KINGDOM (continued)
8,207	Anglo Pacific Group Plc	$9,078
1,031	Anglo-Eastern Plantations Plc	9,465
47,156	Ashmore Group Plc	196,277
171,956	Ashtead Group Plc	2,650,860
57,144	Assura Plc	49,552
5,635	Avon Rubber Plc	98,683
112,769	Babcock International Group Plc	1,675,854
183,990	Balfour Beatty Plc(d)	706,825
16,302	BARR (A.G.) Plc	133,069
585,612	Barratt Developments Plc	5,529,495
313,627	BBA Aviation Plc	922,006
276,516	Beazley Plc	1,549,935
78,149	Bellway Plc	3,127,502
49,371	Berendsen Plc	780,127
57,955	Berkeley Group Holdings Plc	2,964,400
2,780	Betfair Group Plc	138,297
3,046	Big Yellow Group Plc REIT	35,218
9,080	Bloomsbury Publishing Plc	23,271
1,360,709	Bodycote Plc	10,802,939
86,952	Booker Group Plc	249,457
2,938	Boot (Henry) Plc	10,462
72,461	Bovis Homes Group Plc	1,144,979
5,675	Braemar Shipping Services Plc	41,118
1,304,657	Brammer Plc	4,630,900
42,050	Brewin Dolphin Holdings Plc	175,025
3,999	British Polythene Industries Plc	46,236
34,518	Britvic Plc	371,957
3,588	BTG Plc(d)	30,532
57,058	Bunzl Plc	1,635,179
391,725	Cable & Wireless Communications Plc	444,456
31,393	Capital & Counties Properties Plc	215,117
91,052	Capital & Regional Plc	98,256
221,512	Carillion Plc	1,043,225
52,386	Chemring Group Plc	138,903
54,990	Chesnara Plc	276,357
56,551	Cineworld Group Plc	481,226
1,606	Clarkson Plc	60,162
55,392	Close Brothers Group Plc	1,250,137
94,320	CNH Industrial NV	637,872
219,654	Cobham Plc	939,662
27,870	Communisis Plc	22,341
50,718	Computacenter Plc	591,481
7,150	Concentric AB	82,643
28,341	Connect Group Plc	73,072
5,916	Consort Medical Plc	89,012
1,730	Costain Group Plc	10,028
10,889	Cranswick Plc	287,887
8,161	Crest Nicholson Holdings Plc	68,440
4,000	Creston Plc	9,311
517,333	Croda International Plc	23,112,026
23,730	Daily Mail & General Trust Plc - Class A	273,999
53,781	Dairy Crest Group Plc	533,930

58

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
UNITED KINGDOM (continued)
25,624	Darty Plc	$38,909
4,483	De La Rue Plc	31,998
295,249	Debenhams Plc	407,135
8,007	Dechra Pharmaceuticals Plc	119,671
5,405	Derwent London Plc REIT	323,293
26,201	Development Securities Plc	96,333
66,863	Devro Plc	292,734
34,544	Dialog Semiconductor Plc(d)	1,278,240
6,579	Dignity Plc	246,555
1,086,746	Diploma Plc	10,747,171
573,958	Direct Line Insurance Group Plc	3,489,687
192,886	Dixons Carphone Plc	1,371,683
42,149	Domino’s Pizza Group Plc	708,894
17,926	Drax Group Plc	72,016
196,550	DS Smith Plc	1,172,610
6,273	Dunelm Group Plc	91,579
25,606	E2V Technologies Plc	92,172
230,794	Electrocomponents Plc	729,726
2,579,999	Elementis Plc	9,330,759
250,645	Enterprise Inns Plc(d)	415,372
19,328	Essentra Plc	250,881
6,807	Euromoney Institutional Investor Plc	99,532
63,893	Fenner Plc	149,962
8,537	Fidessa Group Plc	257,816
315,745	Fortune Oil Plc(b)(c)(d)	1,825
3,248	Fuller Smith & Turner Plc - Class A	59,084
112,080	G4S Plc	419,341
23,516	Galliford Try Plc	542,694
5,545	Games Workshop Group Plc	47,848
30,949	Gem Diamonds Ltd.	47,234
16,644	Genus Plc	373,328
380,796	GKN Plc	1,685,956
5,199	Go-Ahead Group Plc	194,357
8,861	Great Portland Estates Plc REIT	121,506
995,699	Greene King Plc	12,333,417
42,366	Greggs Plc	775,896
52,704	Halfords Group Plc	353,348
813,753	Halma Plc	9,577,917
47,098	Hammerson Plc REIT	462,137
35,661	Hansteen Holdings Plc REIT	68,224
48,772	Hargreaves Lansdown Plc	1,085,693
162,908	Hays Plc	353,853
7,436	Headlam Group Plc	62,016
45,677	Helical Bar Plc	310,884
1,668,493	HellermannTyton Group Plc	12,189,350
342,353	Henderson Group Plc	1,515,224
71,298	Hikma Pharmaceuticals Plc	2,378,505
38,157	Hill & Smith Holdings Plc	401,464
337	Hilton Food Group Plc	2,416
5,026	Hogg Robinson Group Plc	4,804
429,996	Home Retail Group Plc	744,412
118,642	HomeServe Plc	738,723
211,194	Howden Joinery Group Plc	1,509,366
Shares		Value
UNITED KINGDOM (continued)
157,885	Hunting Plc	$875,733
246,887	ICAP Plc	1,674,636
57,706	IG Group Holdings Plc	672,086
26,778	Imagination Technologies Group Plc(d)	91,437
22,425	IMI Plc	329,454
127,273	Inchcape Plc	1,568,643
263,879	Informa Plc	2,310,589
60,633	Inmarsat Plc	920,693
447,863	Innovation Group Plc	274,443
37,089	InterContinental Hotels Group Plc	1,487,151
1,455,547	Interserve Plc(c)	12,487,079
41,164	Intertek Group Plc	1,665,775
65,119	Intu Properties Plc REIT	347,439
42,317	IP Group Plc(d)	155,130
19,803	ITE Group Plc	42,816
34,279	J D Wetherspoon Plc	409,279
475,305	J Sainsbury Plc	1,951,983
8,667	James Fisher & Sons Plc	128,199
28,273	Jardine Lloyd Thompson Group Plc	412,972
29,512	JD Sports Fashion Plc	439,259
9,180	John Menzies Plc	57,173
214,396	John Wood Group Plc	1,973,152
16,171	Johnson Matthey Plc	644,417
953	Johnston Press Plc(d)	1,006
47,912	Jupiter Fund Management Plc	333,038
134,990	Kcom Group Plc	181,047
32,608	Keller Group Plc	409,937
23,449	Kier Group Plc	497,769
84,172	Ladbrokes Plc	137,025
1,443,209	Laird Plc	7,539,981
29,845	Lancashire Holdings Ltd.	327,813
35,863	Lavendon Group Plc	83,206
20,610	Londonmetric Property Plc REIT	53,759
73,424	Lookers Plc	199,101
5,374	Low & Bonar Plc	5,551
6,395	LSL Property Services Plc	32,582
545,879	Man Strategic Holdings Plc(d)	1,406,184
43,460	Marshalls Plc	232,147
203,490	Marston’s Plc	506,937
20,613	McBride Plc	51,081
391,647	McBride Plc - Redeemable ‘B’ Shares(b)(c)(d)	604
9,060	McColl’s Retail Group Plc	20,531
18,776	Mears Group Plc	119,832
270,937	Meggitt Plc	1,476,896
461,992	Melrose Industries Plc	1,895,885
19,068	Merlin Entertainments Plc	121,931
31,505	Michael Page International Plc	240,314
7,044	Micro Focus International Plc	136,389
57,677	Millennium & Copthorne Hotels Plc	428,301
67,961	Mitchells & Butlers Plc(d)	371,613

59

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
UNITED KINGDOM (continued)
134,023	Mitie Group Plc	$664,041
112,692	Moneysupermarket.com Group Plc	580,589
99,199	Morgan Advanced Materials Plc	427,882
14,135	Morgan Sindall Group Plc	162,339
18,180	Mothercare Plc(d)	66,352
28,165	N Brown Group Plc	162,778
204,239	National Express Group Plc	942,671
3,594	NCC Group Plc	15,292
69,409	Northgate Plc	433,779
23,821	Novae Group Plc	318,749
358,182	Oxford Instruments Plc	2,868,526
104,482	Pace Plc	600,142
5,048	PayPoint Plc	77,041
182,997	Pendragon Plc	126,243
14,289	Pennon Group Plc	178,646
152,395	Persimmon Plc	4,684,522
73,384	Petrofac Ltd.	953,671
36,290	Photo-Me International Plc	88,812
26,456	Playtech Plc	349,114
238,526	Premier Foods Plc(d)	125,021
17,849	Provident Financial Plc	954,801
78,418	PZ Cussons Plc	363,875
195,364	QinetiQ Group Plc	674,624
11,181	Rank Group Plc	47,797
2,451	Rathbone Brothers Plc	85,317
83,996	Redrow Plc	600,952
8,153	Renishaw Plc	237,547
51,233	Renold Plc(d)	51,140
195,018	Rentokil Initial Plc	464,485
17,851	Restaurant Group Plc (The)	197,311
503,230	Rexam Plc	4,189,187
7,870	Ricardo Plc	109,798
13,079	Rightmove Plc	774,038
17,462	Robert Walters Plc	101,486
5,572,791	Rotork Plc	16,099,478
173,243	Royal Mail Plc	1,189,263
50,809	RPC Group Plc	509,907
124,524	RPS Group Plc	451,118
192,274	RSA Insurance Group Plc	1,247,582
13,220	Safestore Holdings Plc REIT	66,336
120,583	Sage Group Plc (The)	1,013,099
22,285	Savills Plc	314,686
23,087	SDL Plc	138,092
71,325	Segro Plc REIT	494,573
159,868	Senior Plc	558,951
76,015	Severfield Plc	72,361
41,002	Severn Trent Plc	1,417,763
19,812	Shaftesbury Plc REIT	287,248
187,716	Shanks Group Plc	274,189
296,710	SIG Plc	610,637
9,250	Skyepharma Plc(d)	44,918
79,757	Smiths Group Plc	1,182,805
68,000	Soco International Plc	185,546
345,425	Spectris Plc	8,876,849
183,962	Speedy Hire Plc	85,787
Shares		Value
UNITED KINGDOM (continued)
306,651	Spirax-Sarco Engineering Plc	$14,375,741
129,217	Spirent Communications Plc	146,412
15,991	Sportech Plc(d)	15,222
38,490	Sports Direct International Plc(d)	413,571
19,974	St. Ives Plc	56,965
96,548	St. James’s Place Plc	1,435,539
76,073	St. Modwen Properties Plc	515,886
51,017	Stagecoach Group Plc	272,119
6,843	Stallergenes Greer Plc(d)	304,759
32,001	Sthree Plc	177,597
7,112	Stobart Group Ltd.	12,142
3,783	Stock Spirits Group Plc	11,110
3,594	Stolt-Nielsen Ltd.	48,643
56,188	Subsea 7 SA(d)	438,103
8,341	SuperGroup Plc(d)	187,990
30,559	Synergy Health Plc(b)	1,095,296
54,149	Synthomer Plc	276,388
90,072	Talktalk Telecom Group Plc	351,301
98,325	Tate & Lyle Plc	905,673
2,231,492	Taylor Wimpey Plc	6,811,299
5,162	Ted Baker Plc	240,880
38,081	Telecity Group Plc	689,788
7,470	Telecom Plus Plc	121,030
94,379	Thomas Cook Group Plc(d)	178,812
3,226	Topps Tiles Plc	7,236
102,700	Travis Perkins Plc	3,033,440
16,317	Trifast Plc	28,298
146,603	Trinity Mirror Plc	385,333
43,591	TT electronics Plc	85,847
95,743	Tullett Prebon Plc	519,245
44,430	UBM Plc	350,684
265,850	Ultra Electronics Holdings Plc	6,897,476
8,896	UNITE Group Plc (The)	91,198
33,592	United Utilities Group Plc	511,896
6,032	UTV Media Plc	16,970
109,386	Vectura Group Plc(d)	294,763
175,420	Vesuvius Plc	966,232
459,851	Victrex Plc	13,114,699
11,826	Vitec Group Plc (The)	117,407
1,370	VP Plc	15,629
14,613	Weir Group Plc (The)	240,366
43,316	WH Smith Plc	1,138,524
577,376	William Hill Plc	2,822,438
15,003	Wilmington Plc	62,678
18,060	Wincanton Plc(d)	56,170
881,903	WM Morrison Supermarkets Plc	2,290,816
14,657	Workspace Group Plc REIT	216,348
9,126	WS Atkins Plc	193,865
12,348	Xaar Plc	97,272
77,049	Xchanging Plc	199,547
7,017	Zeal Network SE(c)	321,922
		323,027,811
UNITED STATES — 50.0%
210,000	Aceto Corp.	6,333,600

60

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
UNITED STATES (continued)
450,000	Actuant Corp. - Class A	$10,260,000
553,587	Advance Auto Parts, Inc.	109,848,268
55,898	Alacer Gold Corp.(d)	108,581
150,000	American Vanguard Corp.	2,011,499
800,000	ANSYS, Inc.(c)(d)	76,248,000
31,200	Argonaut Gold, Inc.(d)	32,212
400,000	B&G Foods, Inc.	14,516,000
9,026	Bizlink Holding, Inc.	40,871
350,000	Blackbaud, Inc.	21,941,500
128,754	Boart Longyear Ltd.(d)	9,181
15,700	Boston Beer Co., Inc. (The) - Class A(d)	3,447,563
250,000	Brady Corp. - Class A	5,687,500
57,800	Bright Horizons Family Solutions, Inc.(d)	3,700,355
260,000	Bryn Mawr Bank Corp.(c)	7,573,800
200,000	Cantel Medical Corp.	11,856,000
280,000	Cardiovascular Systems, Inc.(d)	3,835,999
150,000	Casey’s General Stores, Inc.	15,933,000
409,400	Cepheid, Inc.(d)	13,673,960
380,000	CLARCOR, Inc.	18,946,800
275,000	Community Bank System, Inc.(c)	11,209,000
335,000	Cooper Cos., Inc. (The)	51,040,600
2,410,000	CoreLogic, Inc.(c)(d)	93,941,800
525,000	CR Bard, Inc.	97,833,750
500,000	CST Brands, Inc.	17,965,000
750,000	CVB Financial Corp.	13,087,500
5,985	Diligent Corp.(d)	24,195
1,081,234	Dun & Bradstreet Corp. (The)(c)	123,120,116
72,100	El Pollo Loco Holdings, Inc.(d)	827,707
125,000	Esterline Technologies Corp.(d)	9,631,250
350,000	Financial Engines, Inc.	11,256,000
325,000	First Financial Bankshares, Inc.(c)	10,809,500
965,000	Flowserve Corp.	44,737,400
600,000	Forum Energy Technologies, Inc.(d)	7,950,000
500,000	Fresh Market, Inc. (The)(d)	12,460,000
37,300	German American Bancorp, Inc.	1,168,609
400,000	Globus Medical, Inc. - Class A(d)	8,940,000
125,000	Gorman-Rupp Co. (The)(c)	3,573,749
400,000	Guidewire Software, Inc.(d)	23,292,000
150,000	Halyard Health, Inc.(d)	4,451,999
140,000	HB Fuller Co.	5,318,600
153,519	Henry Schein, Inc.(d)	23,290,367
185,000	Hibbett Sports, Inc.(d)	6,319,600
125,000	ICU Medical, Inc.(d)	13,746,250
625,000	IDEX Corp.	47,975,000
500,000	IHS, Inc. - Class A(d)	59,770,000
160,000	Independent Bank Corp.	7,478,400
1,096,200	Ingredion, Inc.(c)	104,204,772
200,000	Innospec, Inc.	11,048,000
Shares		Value
UNITED STATES (continued)
300,000	Insulet Corp.(d)	$8,970,000
341,800	Integra LifeScience Holdings Corp.(d)	20,361,026
680,000	JM Smucker Co. (The)	79,825,200
60,000	John Bean Technologies Corp.	2,691,599
335,000	John Wiley & Sons, Inc. - Class A	17,530,550
1,725,000	KAR Auction Services, Inc.	66,240,000
150,000	Lancaster Colony Corp.	17,058,000
275,000	LogMein, Inc.(d)	18,524,000
250,000	Lydall, Inc.(c)(d)	8,557,500
300,000	Masimo Corp.(d)	11,904,000
225,000	Medidata Solutions, Inc.(d)	9,675,000
325,000	Mentor Graphics Corp.	8,840,000
677	Movie Gallery, Inc.(b)(c)(d)	0
1,000,000	Nasdaq, Inc.	57,890,000
11,400	National Beverage Corp.(d)	429,095
100,000	Navigators Group, Inc. (The)(c)(d)	8,535,000
185,000	NBT Bancorp, Inc.	5,200,350
2,675,000	Newell Rubbermaid, Inc.	113,500,250
15,829,000	Nexteer Automotive Group Ltd.	16,910,190
325,000	NIC, Inc.	6,165,250
250,000	NuVasive, Inc.(d)	11,790,000
300,000	Omnicell, Inc.(d)	8,160,000
824,200	Omnicom Group, Inc.	61,749,064
0	Ormat Technologies, Inc.	11
135,000	Owens & Minor, Inc.	4,839,749
3,184	Performance Sports Group Ltd.(d)	36,525
100,000	Phibro Animal Health Corp. - Class A	3,335,999
475,000	PROS Holdings, Inc.(c)(d)	11,409,500
200,000	Prosperity Bancshares, Inc.	10,276,000
300,000	QLIK Technologies, Inc.(d)	9,411,000
550,000	Qualys, Inc.(d)	19,426,000
110,000	Raven Industries, Inc.	2,003,099
200,000	RBC Bearings, Inc.(c)(d)	13,678,000
66,803	REC Silicon ASA(d)	11,990
975,000	Rockwell Collins, Inc.	84,552,000
19,854,500	Samsonite International SA(c)	58,790,387
100,000	Sensient Technologies Corp.	6,527,000
41,559	Sims Metal Management Ltd.	291,615
595,000	Snap-on, Inc.	98,704,550
550,000	Snyder’s-Lance, Inc.	19,547,000
885,000	Spectrum Brands Holdings, Inc.(c)	84,827,250
65,000	SPS Commerce, Inc.(d)	4,668,299
140,000	Standex International Corp.(c)	12,560,800
150,000	STERIS Corp.	11,242,500
100,000	Stock Yards Bancorp, Inc.(c)	3,767,999
18,200	Tahoe Resources, Inc.	151,991
230,000	TreeHouse Foods, Inc.(d)	19,697,200
633,000	TriMas Corp.(c)(d)	12,666,330
729,690	Tupperware Brands Corp.	42,956,850
390,000	UMB Financial Corp.(c)	19,141,200

61

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
UNITED STATES (continued)
435,000	Universal Health Services, Inc., Series B	$53,109,150
2,140,000	Vantiv, Inc. - Class A(d)	107,321,000
530,000	Varian Medical Systems, Inc.(d)	41,620,900
210,000	Washington Trust Bancorp, Inc.(c)	8,148,000
516,351	Waters Corp.(d)	65,989,658
200,000	West Pharmaceutical Services, Inc.	12,002,000
170,000	WEX, Inc.(d)	15,284,700
900,000	Wolverine World Wide, Inc.	16,713,000
350,000	Woodward, Inc.	15,925,000
1,482,500	Wyndham Worldwide Corp.	120,601,375
		2,724,217,554
Total Common Stocks (Cost $4,013,473,134)		5,112,981,403
INVESTMENT COMPANY — 0.1%
5,687,300	SEI Daily Income Trust Government II Fund, Class A, 0.01% (f)	5,687,300
Total Investment Company (Cost $5,687,300)		5,687,300
EXCHANGE TRADED FUNDS — 4.1%
348,000	iShares Core S&P Small Cap ETF	39,341,400
234,861	iShares MSCI Japan Small Cap Index Fund(c)	13,567,920
95,000	iShares Russell Mid-Cap ETF	15,685,450
196,000	SPDR Russell Nomura Small Cap Japan Fund(c)	10,461,500
1,123,500	SPDR S&P Regional Banking ETF	48,119,505
723,000	SPDR S&P Retail ETF	33,178,470
244,800	Vanguard Small-Cap ETF	27,926,784
507,570	WisdomTree Europe SmallCap Dividend Fund(c)	28,444,223
160,000	WisdomTree Japan Small Cap Dividend Fund(c)	8,969,600
Total Exchange Traded Funds (Cost $208,361,550)		225,694,852
RIGHTS/WARRANTS — 0.0%
Banks — 0.0%
30,322	Mediolanum SpA Rights, Expire 11/26/15(b)(d)	0
27,816	Taichung Commercial Bank Co. Ltd. Rights, Expire 11/23/15(c)(d)	0
		0
Consumer Discretionary — 0.0%
1,710	Centrebet Litigation Rights(b)(c)(d)	0
Shares		Value
Consumer Discretionary (continued)
1,710	Centrebet Litigation Units(b)(c)(d)	$0
7,800	Miramar Hotel & Investment Co. Ltd. Rights, Expire 1/19/18(d)	1,369
128,112	Technicolor SA Rights, Expire 11/4/15(d)	31,557
99,096	Ten Networks Rights, Expire 1/18/12(b)(c)(d)	0
		32,926
Consumer Staples — 0.0%
43,425	Real Nutriceutical Group Ltd. Rights, Expire 11/6/15(c)(d)	560
Diversified Financials — 0.0%
6,955	Mirae Asset Securities Co. Ltd. Rights, Expire 11/5/15(c)(d)	16,472
Energy — 0.0%
2,545	FAR Ltd. Rights, Expire 11/18/15(c)(d)	5
Health Care — 0.0%
9,812	Intercell Contigent Value Rights(b)(c)(d)	0
201,026	KPJ Healthcare Berhad Warrants, Expire 1/23/19(c)(d)	24,801
9,600	Ligand Pharmaceuticals Contingent Value Rights(b)(c)(d)	0
		24,801
Industrials — 0.0%
428,722	Dialog Group Berhad Warrants, Expire 2/12/17(d)	40,916
563	Sewon Cellontech Co. Ltd. Rights, Expire 10/27/15(d)	533
		41,449
Information Technology — 0.0%
161,562	International Standard Resources Holdings Ltd. Rights, Expire 10/5/15(d)	0
77,000	Ju Teng International Holdings Ltd. Warrants, Expire 10/14/16(d)	2,881
		2,881
Materials — 0.0%
63,403	Papeles y Cartones de Europa SA Rights, Expire 11/12/15(d)	13,805
937	SK Chemicals Co. Ltd. Rights, Expire 11/20/15(c)(d)	7,890
104	Sung Chang Rights, Expire 12/14/15(c)(d)	523
		22,218

62

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2015

Shares		Value
Real Estate — 0.0%
81,376	Eastern & Oriental Berhad Warrants, Expire 2/19/18(d)	$4,073
25,640	Grand Canal Land Public Co. Ltd. Warrants, Expire 6/29/18(d)	1,290
8,600	LBS Bina Group Berhad Rights, Expire 6/11/18(d)	530
149,625	Raimon Land Public Co. Ltd. Warrants, Expire 4/9/18(d)	841
		6,734
Telecommunication Services — 0.0%
5,007	Loxley Public Co. Ltd. Warrants, Expire 9/30/17(d)	177
Total Rights/Warrants (Cost $ — )		148,223

Principal Amount
U.S. GOVERNMENT AGENCIES — 0.6%
Federal Home Loan Bank — 0.6%
$3,500,000	0.02%, 11/04/2015(g)	3,499,997
6,000,000	0.04%, 11/03/2015(g)	5,999,994
15,000,000	0.04%, 12/01/2015(g)	14,999,520
6,000,000	0.06%, 12/03/2015(g)	5,999,796
Total U.S. Government Agencies (Cost $30,499,280)		30,499,307

Shares
CASH SWEEP — 0.8%
42,529,598	Citibank - US Dollars on Deposit in Custody Account, 0.02%(f)	42,529,598
Total Cash Sweep (Cost $42,529,598)		42,529,598
TOTAL INVESTMENTS — 99.4% (Cost $4,300,550,862)(a)		5,417,540,683
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		32,068,011
NET ASSETS — 100.0%		$5,449,608,694

(a)	Cost for federal income tax purposes is $4,316,140,170 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$1,272,367,771
Unrealized depreciation	(170,967,258)
Net unrealized appreciation	$1,101,400,513
(b)	Level 3 fair valued security under procedures established by the Fund’s Board of Directors. The aggregate value of fair valued securities is $3,289,234, which is 0.06% of net assets and the cost is $9,889,941.
(c)	This security is considered either fully or partially illiquid. These securities, or portions thereof, have a value of $556,935,415 or 10.22% of net assets.
(d)	Non-income producing security.
(e)	Securities incorporated in the same country but traded on different exchanges.
(f)	The rate shown is the current yield as of October 31, 2015.
(g)	The rate represents the annualized yield at time of purchase.

BDR — Brazilian Depositary Receipt

CDI — CHESS Depositary Interests

CPO — Certificate of Participation-Common

CVR — Contingent Value Rights

DVR — Differential Voting Rights

FOR — Foreign Ownership Restrictions

NVDR — Non Voting Depositary Receipt

PDR — Phillippine Depositary Receipt

REIT — Real Estate Investment Trust

SDR — Swedish Depositary Receipt

VVPR — Voter Verified Paper Record

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets
Banks	3.4%
Consumer Discretionary	17.2%
Consumer Staples	9.6%
Diversified Financials	2.5%
Energy	1.3%
Health Care	11.9%
Industrials	22.9%
Information Technology	12.9%
Insurance	2.3%
Materials	5.7%
Real Estate	2.4%
Telecommunication Services	0.7%
Utilities	1.0%
Other*	6.2%
Total	100.0%

*	Includes cash and equivalents, exchange traded funds, rights/warrants, U.S. government agencies, investment companies, pending trades and Fund share transactions, interest and dividends receivable, prepaids, and accrued expenses payable.

63

Old Westbury Funds, Inc.

The Board of Directors and Shareholders of Small & Mid Cap Fund, a fund comprised within the Old Westbury Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Small & Mid Cap Fund (the “Fund”) (one of the funds comprising the Old Westbury Funds, Inc.), including the condensed portfolio of investments as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR) and the portfolio of investments as of October 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights and portfolio of investments referred to above present fairly, in all material respects, the financial position of Small & Mid Cap Fund at October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2015

64

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Old Westbury Funds, Inc.

By (Signature and Title)*	/s/ David W. Rossmiller
David W. Rossmiller, President
(Principal Executive Officer)

Date	January 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David W. Rossmiller
David W. Rossmiller, President
(Principal Executive Officer)

Date	January 6, 2016

By (Signature and Title)*	/s/ Matthew A. Rizzi
Matthew A. Rizzi, Treasurer
(Principal Financial Officer)

Date	January 6, 2016

* Print the name and title of each signing officer under his or her signature.